    As filed with the Securities and Exchange Commission on November 19, 2004


                                                      1933 Act Reg. No. 33-39519
                                                      1940 Act Reg. No. 811-5686

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        X
         Pre-Effective Amendment No.
         Post-Effective Amendment No. 27                       X


                                     and/or


REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                 X
         Amendment No. 31                                      X


                        (Check appropriate box or boxes.)

                         AIM INVESTMENT SECURITIES FUNDS
               ---------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919

                                Robert H. Graham
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
               ---------------------------------------------------
                     (Name and Address of Agent for Service)

                               Copy to:

  Stephen Rimes, Esquire                 Martha J. Hays, Esquire
  A I M Advisors, Inc.                   Ballard Spahr Andrews & Ingersoll, LLP
  11 Greenway Plaza, Suite 100           1735 Market Street, 51st Floor
  Houston, Texas  77046                  Philadelphia, Pennsylvania 19103-7599

It is proposed that this filing will become effective (check appropriate box)

      __ immediately upon filing pursuant to paragraph (b)


      X  on November 23, 2004 pursuant to paragraph (b)


      __ 60 days after filing pursuant to paragraph (a)(i)


      __ on (date) pursuant to paragraph (a)(i)


      __ 75 days after filing pursuant to paragraph a(ii)

      __ on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

   __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                             AIM HIGH YIELD FUND

                                                                     PROSPECTUS

                                                              NOVEMBER 23, 2004


AIM High Yield Fund seeks to achieve a high level of current income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares -- Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5
Advisor Compensation                                 5
Portfolio Managers                                   5
OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5
Dividends and Distributions                          5
FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4
Purchasing Shares                                  A-5
Redeeming Shares                                   A-7
Exchanging Shares                                 A-10
Pricing of Shares                                 A-12
Taxes                                             A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income. The fund will attempt to achieve its objective by investing primarily in publicly traded non-investment grade securities. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in non-investment grade debt securities, i.e., "junk bonds." In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Rating Services. The fund will principally invest in junk bonds rated B or above by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease; junk bonds are less sensitive to this risk than are higher-quality bonds. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about issuers, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                   BAR CHART

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................   -1.68%
1995...................................................................   16.86%
1996...................................................................   15.44%
1997...................................................................   12.52%
1998...................................................................   -5.10%
1999...................................................................    2.08%
2000...................................................................  -23.81%
2001...................................................................   -3.59%
2002...................................................................  -10.38%
2003...................................................................   30.19%




    The Class A shares' year-to-date total return as of September 30, 2004 was 5.63%.



    During the periods shown in the bar chart, the highest quarterly return was 10.17% (quarter ended June 30, 2003) and the lowest quarterly return was -13.88% (quarter ended December 31, 2000).

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes.



      The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------
(for the periods ended                                           SINCE      INCEPTION
December 31, 2003)              1 YEAR     5 YEARS   10 YEARS   INCEPTION(1)   DATE
-------------------------------------------------------------------------------------
Class A                                                                     07/11/78
  Return Before Taxes             24.13%    (3.58)%    1.67%         --
  Return After Taxes on
    Distributions                 20.48     (7.54)    (2.32)         --
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                   15.43     (5.33)    (0.93)         --
Class B                                                                     09/01/93
  Return Before Taxes             24.48     (3.55)     1.55          --
Class C                                                                     08/04/97
  Return Before Taxes             28.28     (3.34)       --       (2.87)%
Investor Class(2)                                                           07/11/78(2)
  Return Before Taxes             30.48     (2.59)     2.19          --
-------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index(3)                    4.10      6.62      6.95          --
Lehman Brothers High Yield
  Index(4)                        28.97      5.23      6.89          --
Lipper High Yield Bond Fund
  Index(5)                        26.36      2.92      5.25          --
-------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and Investor Class will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is September 30, 2003.


(3) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has elected to use the Lehman Brothers U.S. Aggregate Bond Index as its broad-based index rather than the Lehman Brothers High Yield Index because the Lehman Brothers U.S. Aggregate Bond Index is such a widely recognized gauge of U.S. bond market performance. The fund has also included the Lehman Brothers High Yield Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper High Yield Bond Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(4) The Lehman Brothers High Yield Index measures the performance of all fixed-rate, non-investment grade debt securities excluding pay-in-kind bonds, Eurobonds and debt issues from emerging countries.

(5) The Lipper High Yield Bond Fund Index is an equally weighted representation of the 30 largest funds within the Lipper High Yield category. The funds have no credit rating restriction, but tend to invest in fixed-income securities with lower credit ratings.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------------------------------------
(fees paid directly from                                                                                                INVESTOR
your investment)                                                                       CLASS A      CLASS B   CLASS C   CLASS
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                                                         4.75%        None      None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)                                                            None(1,2)    5.00%     1.00%      None

Redemption/Exchange Fee
(as a percentage of amount redeemed/exchanged)                                          2.00%(3)     None      None       2.00%(3)
--------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
-----------------------------------------------------------------------------------------------------------------------------
(expenses that are deducted                                                                                          INVESTOR
from fund assets)                                                                      CLASS A   CLASS B   CLASS C   CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                         0.52%     0.52%     0.52%      0.52%

Distribution and/or
Service (12b-1) Fees                                                                    0.25      1.00      1.00       0.24

Other Expenses(5)                                                                       0.29      0.29      0.29       0.29

Total Annual Fund
Operating Expenses(6)                                                                   1.06      1.81      1.81       1.05
-----------------------------------------------------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) You may be charged a 2.00% fee on redemptions or exchanges of Class A shares or Investor Class shares held 30 days or less. See "Shareholder
    Information -- Redeeming Shares -- Redemption/Exchange Fees" for more information.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other expenses for Investor Class shares are based on estimated average net assets for the current fiscal year.

(6) At the direction of the Board of Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds. Total Annual Fund Operating Expenses net of this arrangement are 1.05%, 1.80%, 1.80% and 1.04% for Class A, Class B, Class C and Investor Class shares, respectively.


If your account is managed by a financial institution, you may also be charged a transaction or other fee by such financial institution.


    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Class A                                                                                 $578     $796     $1,032     $1,708
Class B                                                                                  684      869      1,180      1,930
Class C                                                                                  284      569        980      2,127
Investor Class                                                                           107      334        579      1,283
----------------------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Class A                                                                                 $578     $796     $1,032     $1,708
Class B                                                                                  184      569        980      1,930
Class C                                                                                  184      569        980      2,127
Investor Class                                                                           107      334        579      1,283
----------------------------------------------------------------------------------------------------------------------------

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2004, the advisor received compensation of 0.52% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Peter Ehret, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp. where he was associated since 1992.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.


They are assisted by the High Yield Taxable Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM High Yield Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares any dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years or period ended 2004, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.



                                                                              CLASS A
                                  -----------------------------------------------------------------------------------------------
                                                                                                  SEVEN MONTHS
                                                      YEAR ENDED JULY 31,                            ENDED            YEAR ENDED
                                  ------------------------------------------------------------      JULY 31,         DECEMBER 31,
                                    2004                  2003           2002           2001          2000               1999
                                  --------              --------       --------       --------    ------------       ------------
Net asset value, beginning of
  period                          $   4.10              $   3.70       $   4.92       $   7.00     $     8.07         $     8.77
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income               0.33(a)               0.37(a)        0.49(b)        0.68           0.47               0.85
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                   0.23                  0.40          (1.19)         (2.03)         (1.03)             (0.66)
=================================================================================================================================
    Total from investment
      operations                      0.56                  0.77          (0.70)         (1.35)         (0.56)              0.19
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                           (0.35)                (0.37)         (0.52)         (0.69)         (0.49)             (0.87)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                     --                    --             --          (0.03)         (0.02)             (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                   --                    --             --          (0.01)            --                 --
=================================================================================================================================
    Total distributions              (0.35)                (0.37)         (0.52)         (0.73)         (0.51)             (0.89)
=================================================================================================================================
Redemption fees added to shares
  of beneficial interest              0.00                    --             --             --             --                 --
=================================================================================================================================
Net asset value, end of period    $   4.31              $   4.10       $   3.70       $   4.92     $     7.00         $     8.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                      13.92%                22.10%        (15.36)%       (19.98)%        (7.12)%             2.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $555,042              $547,092       $417,974       $683,845     $1,056,453         $1,364,502
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                              1.05%(d)(e)           1.16%          1.07%          0.99%          0.93%(f)           0.92%
=================================================================================================================================
Ratio of net investment income
  to average net assets               7.68%(d)              9.64%         11.15%(b)      11.98%         10.79%(f)          10.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)              89%                  101%            59%            55%            23%                79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $598,200,173.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.06%.


(f) Annualized.


(g) Not annualized for periods less than one year.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                            YEAR ENDED JULY 31,                         ENDED         YEAR ENDED
                                           ------------------------------------------------------      JULY 31,      DECEMBER 31,
                                             2004             2003             2002        2001          2000            1999
                                           --------         --------         --------    --------    ------------    ------------
Net asset value, beginning of period       $   4.12         $   3.71         $   4.93    $   7.01     $     8.07      $     8.76
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.30(a)          0.34(a)          0.45(b)     0.64           0.44            0.79
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.23             0.41            (1.18)      (2.03)         (1.03)          (0.66)
=================================================================================================================================
    Total from investment operations           0.53             0.75            (0.73)      (1.39)         (0.59)           0.13
=================================================================================================================================
Less distributions:
  Dividends from net investment income        (0.32)           (0.34)           (0.49)      (0.65)         (0.45)          (0.80)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                              --               --               --       (0.03)         (0.02)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                            --               --               --       (0.01)            --              --
=================================================================================================================================
    Total distributions                       (0.32)           (0.34)           (0.49)      (0.69)         (0.47)          (0.82)
=================================================================================================================================
Redemption fees added to shares of
  beneficial interest                          0.00               --               --          --             --              --
=================================================================================================================================
Net asset value, end of period             $   4.33         $   4.12         $   3.71    $   4.93     $     7.01      $     8.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)(d)                            13.06%           21.44%          (15.99)%    (20.60)%        (7.49)%          1.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $411,088         $530,239         $469,408    $756,704     $1,206,737      $1,559,864
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets        1.80%(e)(f)      1.91%            1.82%       1.75%          1.69%(g)        1.68%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   6.93%(e)         8.89%           10.40%(b)    11.22%        10.03%(g)        9.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(h)                       89%             101%              59%         55%            23%             79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 12.80%.


(e) Ratios are based on average daily net assets of $496,092,108.


(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.81%.


(g) Annualized.


(h) Not annualized for periods less than one year.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                                              YEAR ENDED JULY 31,                    SEVEN MONTHS     YEAR ENDED
                                               -------------------------------------------------    ENDED JULY 31,   DECEMBER 31,
                                                2004            2003       2002           2001           2000            1999
                                               -------         -------    -------        -------    --------------   ------------
Net asset value, beginning of period           $  4.10         $  3.70    $  4.92        $  6.99       $   8.05        $   8.74
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.30(a)         0.34(a)    0.45(b)        0.65           0.44            0.78
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.23            0.40      (1.18)         (2.03)         (1.03)          (0.65)
=================================================================================================================================
    Total from investment operations              0.53            0.74      (0.73)         (1.38)         (0.59)           0.13
=================================================================================================================================
Less distributions:
  Dividends from net investment income           (0.32)          (0.34)     (0.49)         (0.65)         (0.45)          (0.80)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                 --              --         --          (0.03)         (0.02)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                          --              --         --          (0.01)            --              --
=================================================================================================================================
    Total distributions                          (0.32)          (0.34)     (0.49)         (0.69)         (0.47)          (0.82)
=================================================================================================================================
Redemption fees added to shares of beneficial
  interest                                        0.00              --         --             --             --              --
=================================================================================================================================
Net asset value, end of period                 $  4.31         $  4.10    $  3.70        $  4.92       $   6.99        $   8.05
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                  13.12%          21.22%    (16.02)%       (20.52)%        (7.51)%          1.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $75,971         $72,086    $50,060        $81,871       $110,297        $129,675
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets           1.80%(d)(e)     1.91%      1.82%          1.75%          1.69%(f)        1.68%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                          6.93%(d)        8.89%     10.40%(b)      11.22%         10.03%(f)        9.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                          89%            101%        59%            55%            23%             79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $85,181,525.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.81%.


(f) Annualized.


(g) Not annualized for periods less than one year.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                  JULY 31, 2004
                                                                ------------------
Net asset value, beginning of period                                 $   4.20
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.28(a)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 0.13
==================================================================================
    Total from investment operations                                     0.41
==================================================================================
Less distributions from net investment income                           (0.29)
==================================================================================
Redemption fees added to shares of beneficial interest                   0.00
==================================================================================
Net asset value, end of period                                       $   4.32
__________________________________________________________________________________
==================================================================================
Total return(b)(c)                                                       9.93%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $225,998
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         0.96%(d)
----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.03%(d)
==================================================================================
Ratio of net investment income to average net assets                     7.77%(d)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(e)                                                 89%
__________________________________________________________________________________
==================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 9.67%.


(d) Ratios are annualized and based on average daily net assets of $226,674,919.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Most of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial advisor can help you decide among the various classes. Please contact your financial advisor.

CLASS A(1)           CLASS A3          CLASS B(3)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales    deferred sales    contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(6)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%             1.00%             0.45%             0.50%             0.25%(8)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares    convert to        convert to        convert to        convert to
                       Class A shares    at the end of     Class A shares    Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(4)

- Generally more     - Generally more  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      appropriate       orders limited    appropriate       only available    only available    investors,
  long-term            for short-term    to amount less    for short-term    to retirement     to employee       except as
  investors            investors         than              investors         plans,            benefit           described in
                                         $100,000(5)                         educational       plans(7)          the
                                                                             savings                             "Purchasing
                                                                             programs and                        Shares --
                                                                             wrap programs                       Grandfathered
                                                                                                                 Investors"
                                                                                                                 section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) Any purchase order for Class B shares in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

  must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs, with the exception of traditional IRAs established in connection with the rollover of assets from an employer-sponsored retirement plan in which an AIM fund was offered as an investment option.



(8) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
SALES CHARGES

Sales charges on the AIM funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

       Certain categories of persons are permitted to purchase Class A shares of AIM funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC, and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM fund with AIM fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM funds; and

- when a merger, consolidation, or acquisition of assets of an AIM fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail AIM funds (the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class K and Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM fund account to one or more other AIM fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund. You may invest your dividends and distributions (1) into another AIM fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM fund paying the dividend must be at least $5,000; and (b) in the AIM fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM funds for shares of the same class of one or more other AIM funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following funds (either by selling or exchanging to another AIM fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Emerging Growth Fund
Fund                          AIM International Growth Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Class shares for AIM S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.
REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemp-

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

tion Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the AIM funds generally intend to pay redemption proceeds solely in cash, the AIM funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM fund. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Before requesting an exchange, review the prospectus of the AIM fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM fund.

You may also exchange:

(1) Class A shares of an AIM fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM fund for Investor Class shares of any AIM fund as long as you are eligible to purchase Investor Class shares of any AIM fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class K shares for other Class K shares;

(5) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund or for Class A shares of any AIM fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM fund into which you are exchanging;

- Shares of the AIM fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);
MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Shares must have been held for at least one day prior to the exchange; and
- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM funds or the distributor may modify or terminate this privilege at any time. The AIM fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--11/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.


If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


BY MAIL:               AIM Investment Services, Inc.
                       P. O. Box 4739
                       Houston, TX 77046-4739

BY TELEPHONE:          (800) 959-4246


ON THE INTERNET:       You can send us a request
                       by e-mail or download
                       prospectuses, annual or
                       semiannual reports via
                       our website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.



You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------
   AIM High Yield Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     HYI-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                 AIM INCOME FUND

                                                                     PROSPECTUS

                                                              NOVEMBER 23, 2004


AIM Income Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares -- Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                ---------------
                                AIM INCOME FUND
                                ---------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5
Advisor Compensation                                 5
Portfolio Managers                                   5
OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5
Dividends and Distributions                          5
FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4
Purchasing Shares                                  A-5
Redeeming Shares                                   A-7
Exchanging Shares                                 A-10
Pricing of Shares                                 A-12
Taxes                                             A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, sales person or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                ---------------
                                AIM INCOME FUND
                                ---------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund will attempt to achieve its objective by investing primarily in fixed-rate corporate debt and U.S. and non-U.S. Government obligations. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund may invest up to 40% of its total assets in foreign securities. The fund may invest up to 35% of its net assets in lower-quality debt securities, i.e., "junk bonds," and unrated debt securities deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock issues and convertible corporate debt. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for safety of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are valued.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


    The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association;
(iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so.


    Compared to higher-quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                ---------------
                                AIM INCOME FUND
                                ---------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................  -7.65%
1995...................................................................  22.77%
1996...................................................................   8.58%
1997...................................................................  11.92%
1998...................................................................   4.94%
1999...................................................................  -2.92%
2000...................................................................  -1.14%
2001...................................................................   3.58%
2002...................................................................   2.26%
2003...................................................................  10.43%




    The Class A share's year-to-date total return as of September 30, 2004 was 3.74%.



    During the periods shown in the bar chart, the highest quarterly return was 6.88% (quarter ended June 30, 1995) and the lowest quarterly return was -5.88% (quarter ended March 31, 1994).

                                ---------------
                                AIM INCOME FUND
                                ---------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes.



    The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------
(for the periods ended                                    SINCE         INCEPTION
December 31, 2003)      1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)     DATE
---------------------------------------------------------------------------------
Class A                                                                 05/03/68
  Return Before Taxes     5.19%      1.34%      4.46%          --
  Return After Taxes
     on Distributions     3.03      (1.17)      1.71           --
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               3.32      (0.44)      2.05           --
Class B                                                                 09/07/93
  Return Before Taxes     4.62       1.27       4.30           --
Class C                                                                 08/04/97
  Return Before Taxes     8.48       1.55         --         2.63
Class R(2)                                                              05/03/68(2)
  Return Before Taxes    10.00       2.05       4.69           --
Investor Class(3)                                                       05/03/68(3)
  Return Before Taxes    10.60       2.37       4.98           --
---------------------------------------------------------------------------------
Lehman Brothers U.S.
  Aggregate Bond
  Index(4)                4.10       6.62       6.95           --
Lehman Brothers U.S.
  Credit Index(5)         7.70       7.11       7.42           --
Lipper BBB Rated Fund
  Index(6)                9.75       6.15       6.54           --
---------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Investor Class will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Class R shares) at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the Fund's Class R shares is June 3, 2002.


(3) The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is September 30, 2003.


(4) The Lehman Brothers U.S. Aggregate Bond Index measure the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers U.S. Credit Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper BBB Rated Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(5) The Lehman Brothers U.S. Credit Index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

(6) The Lipper BBB Rated Fund Index is an equally weighted representation of the 30 largest funds in the Lipper BBB Rated Funds category. The funds invest at least 65% of assets in corporate and government debt issues rated in the top four grades.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly
from your                                                                   INVESTOR
investment)                     CLASS A    CLASS B    CLASS C    CLASS R    CLASS
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)     4.75%      None       None       None       None

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is less)                          None(1,2)   5.00%     1.00%      None(3)    None
-------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
-------------------------------------------------------------------------------------
(expenses that are
deducted from                                                               INVESTOR
fund assets)                    CLASS A    CLASS B    CLASS C    CLASS R    CLASS
-------------------------------------------------------------------------------------
Management Fees                   0.41%      0.41%      0.41%      0.41%      0.41%

Distribution and/or
Service (12b-1) Fees              0.25       1.00       1.00       0.50       0.25

Other Expenses(5)                 0.34       0.34       0.34       0.34       0.34

Total Annual Fund Operating
Expenses(6)                       1.00       1.75       1.75       1.25       1.00
-------------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other expenses for Investor Class shares are based on estimated average net assets for the current fiscal year.

(6) At the direction of the Board of Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds. Total Annual Fund Operating Expenses net of this arrangement are 0.99%, 1.74%, 1.74%, 1.24% and 0.99% for Class A, Class B, Class C, Class R and Investor Class shares, respectively.



If your account is managed by a financial institution, you may also be charged a transaction or other fee by such financial institution.


    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


           1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------
Class A     $572       $778      $1,001     $1,641
Class B      678        851       1,149      1,864
Class C      278        551         949      2,062
Class R      127        397         686      1,511
Investor
Class        102        318         552      1,225
----------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $572     $778     $1,001     $1,641
Class B                                      178      551        949      1,864
Class C                                      178      551        949      2,062
Class R                                      127      397        686      1,511
Investor Class                               102      318        552      1,225
--------------------------------------------------------------------------------

                                ---------------
                                AIM INCOME FUND
                                ---------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2004, the advisor received compensation of 0.41% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are


- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.


- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1992.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.


They are assisted by the Investment Grade and High Yield Taxable Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Income Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years or period ended 2004, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.



                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                            YEAR ENDED JULY 31,                         ENDED         YEAR ENDED
                                          -------------------------------------------------------      JULY 31,      DECEMBER 31,
                                            2004             2003           2002           2001          2000            1999
                                          --------         --------       --------       --------    ------------    ------------
Net asset value, beginning of period      $   6.51         $   6.20       $   6.91       $   7.14      $   7.59        $   8.38
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.28(a)          0.34(a)        0.44(a)(b)     0.53          0.34            0.57
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.15             0.35          (0.70)         (0.23)        (0.47)          (0.81)
=================================================================================================================================
    Total from investment operations          0.43             0.69          (0.26)          0.30         (0.13)          (0.24)
=================================================================================================================================
Less distributions:
  Dividends from net investment income       (0.40)           (0.38)         (0.43)         (0.51)        (0.25)          (0.55)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                             --               --          (0.02)         (0.02)        (0.07)             --
=================================================================================================================================
    Total distributions                      (0.40)           (0.38)         (0.45)         (0.53)        (0.32)          (0.55)
=================================================================================================================================
Net asset value, end of period            $   6.54         $   6.51       $   6.20       $   6.91      $   7.14        $   7.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                               6.64%           11.36%         (4.05)%         4.42%        (1.70)%         (2.92)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $384,741         $446,526       $281,966       $346,967      $346,482        $393,414
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets       0.99%(d)(e)      1.02%          0.96%          0.95%         0.97%(f)        0.91%
=================================================================================================================================
Ratio of net investment income to
  average net assets                          4.25%(d)         5.19%          6.57%(b)       7.57%         8.03%(f)        7.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                     155%             141%            70%            83%           43%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $413,813,960.


(e) After fee waivers and/or expense reimbursement. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 1.00% for the year ended July 31, 2004.


(f) Annualized.


(g) Not annualized for periods less than one year.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                            YEAR ENDED JULY 31,                         ENDED         YEAR ENDED
                                           ------------------------------------------------------      JULY 31,      DECEMBER 31,
                                             2004             2003        2002             2001          2000            1999
                                           --------         --------    --------         --------    ------------    ------------
Net asset value, beginning of period       $   6.52         $   6.21    $   6.92         $   7.14      $   7.58        $   8.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.23(a)          0.29(a)     0.39(a)(b)       0.48          0.31            0.50
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.15             0.35       (0.70)           (0.23)        (0.47)          (0.80)
=================================================================================================================================
    Total from investment operations           0.38             0.64       (0.31)            0.25         (0.16)          (0.30)
=================================================================================================================================
Less distributions:
  Dividends from net investment income        (0.35)           (0.33)      (0.38)           (0.45)        (0.21)          (0.49)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                              --               --       (0.02)           (0.02)        (0.07)             --
=================================================================================================================================
    Total distributions                       (0.35)           (0.33)      (0.40)           (0.47)        (0.28)          (0.49)
=================================================================================================================================
Net asset value, end of period             $   6.55         $   6.52    $   6.21         $   6.92      $   7.14        $   7.58
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                5.86%           10.53%      (4.76)%           3.67%        (2.09)%         (3.72)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $196,237         $256,642    $216,710         $237,118      $213,926        $244,713
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets        1.74%(d)(e)      1.77%       1.71%            1.71%         1.73%(f)        1.66%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   3.50%(d)         4.44%       5.82%(b)         6.81%         7.28%(f)        6.36%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                      155%             141%         70%              83%           43%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $229,786,285.


(e) After fee waivers and/or expense reimbursement. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 1.75% for the year ended July 31, 2004.


(f) Annualized.


(g) Not annualized for periods less than one year.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                     CLASS C
                                                ---------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                               YEAR ENDED JULY 31,                      ENDED         YEAR ENDED
                                                -------------------------------------------------      JULY 31,      DECEMBER 31,
                                                 2004            2003       2002           2001          2000            1999
                                                -------         -------    -------        -------    ------------    ------------
Net asset value, beginning of period            $  6.51         $  6.19    $  6.91        $  7.13      $  7.57         $  8.36
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.23(a)         0.29(a)    0.39(a)(b)     0.48         0.31            0.50
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.14            0.36      (0.71)         (0.23)       (0.47)          (0.80)
=================================================================================================================================
    Total from investment operations               0.37            0.65      (0.32)          0.25        (0.16)          (0.30)
=================================================================================================================================
Less distributions:
  Dividends from net investment income            (0.35)          (0.33)     (0.38)         (0.45)       (0.21)          (0.49)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                  --              --      (0.02)         (0.02)       (0.07)             --
=================================================================================================================================
    Total distributions                           (0.35)          (0.33)     (0.40)         (0.47)       (0.28)          (0.49)
=================================================================================================================================
Net asset value, end of period                  $  6.53         $  6.51    $  6.19        $  6.91      $  7.13         $  7.57
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                    5.72%          10.73%     (4.92)%         3.68%       (2.09)%         (3.71)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $36,947         $41,912    $37,769        $44,216      $26,821         $28,202
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets            1.74%(d)(e)     1.77%      1.71%          1.71%        1.73%(f)        1.66%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                           3.50%(d)        4.44%      5.82%(b)       6.81%        7.28%(f)        6.36%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                          155%            141%        70%            83%          43%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $39,799,140.


(e) After fee waivers and/or expense reimbursement. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 1.75% for the year ended July 31, 2004.


(f) Annualized.


(g) Not annualized for periods less than one year.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 2, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                    JULY 31,           COMMENCED) TO
                                                              ---------------------      JULY 31,
                                                               2004           2003         2002
                                                              ------         ------    -------------
Net asset value, beginning of period                          $ 6.51         $ 6.20       $ 6.53
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.26(a)        0.32(a)      0.06(a)(b)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.14           0.35        (0.32)
====================================================================================================
    Total from investment operations                            0.40           0.67        (0.26)
====================================================================================================
Less distributions:
  Dividends from net investment income                         (0.38)         (0.36)       (0.05)
----------------------------------------------------------------------------------------------------
  Return of capital                                               --             --        (0.02)
====================================================================================================
    Total distributions                                        (0.38)         (0.36)       (0.07)
====================================================================================================
Net asset value, end of period                                $ 6.53         $ 6.51       $ 6.20
____________________________________________________________________________________________________
====================================================================================================
Total return(c)                                                 6.20%         11.08%       (4.01)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,331         $  509       $   10
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                         1.24%(d)(e)    1.27%        1.21%(f)
====================================================================================================
Ratio of net investment income to average net assets            4.00%(d)       4.94%        6.32%(b)(f)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(g)                                       155%           141%          70%
____________________________________________________________________________________________________
====================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $927,371.


(e) After fee waivers and/or expense reimbursement. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 1.25% for the year ended July 31, 2004.


(f) Annualized.


(g) Not annualized for periods less than one year.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                INVESTOR CLASS
                                                              ------------------
                                                              SEPTEMBER 30, 2003
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
                                                              ------------------
Net asset value, beginning of period                               $   6.71
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.24(a)
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (0.06)
================================================================================
    Total from investment operations                                   0.18
================================================================================
Less distributions from net investment income                         (0.34)
================================================================================
Net asset value, end of period                                     $   6.55
________________________________________________________________________________
================================================================================
Total return(b)                                                        2.67%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $164,105
________________________________________________________________________________
================================================================================
Ratio of expense net assets:
  With fee waivers and/or expense reimbursements                       1.00%(c)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursement                     1.01%(c)
________________________________________________________________________________
================================================================================
Ratio of net investment income to average net assets                   4.24%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                              155%
________________________________________________________________________________
================================================================================



(a)Calculated using average shares outstanding.


(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c)Ratios are annualized and based on average daily net assets of $167,964,982.


(d)Not annualized for period shown.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Most of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial advisor can help you decide among the various classes. Please contact your financial advisor.

CLASS A(1)           CLASS A3          CLASS B(3)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales    deferred sales    contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(6)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%             1.00%             0.45%             0.50%             0.25%(8)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares    convert to        convert to        convert to        convert to
                       Class A shares    at the end of     Class A shares    Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(4)

- Generally more     - Generally more  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      appropriate       orders limited    appropriate       only available    only available    investors,
  long-term            for short-term    to amount less    for short-term    to retirement     to employee       except as
  investors            investors         than              investors         plans,            benefit           described in
                                         $100,000(5)                         educational       plans(7)          the
                                                                             savings                             "Purchasing
                                                                             programs and                        Shares --
                                                                             wrap programs                       Grandfathered
                                                                                                                 Investors"
                                                                                                                 section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) Any purchase order for Class B shares in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

  must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs, with the exception of traditional IRAs established in connection with the rollover of assets from an employer-sponsored retirement plan in which an AIM fund was offered as an investment option.



(8) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
SALES CHARGES

Sales charges on the AIM funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

       Certain categories of persons are permitted to purchase Class A shares of AIM funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC, and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM fund with AIM fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM funds; and

- when a merger, consolidation, or acquisition of assets of an AIM fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail AIM funds (the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class K and Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM fund account to one or more other AIM fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund. You may invest your dividends and distributions (1) into another AIM fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM fund paying the dividend must be at least $5,000; and (b) in the AIM fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM funds for shares of the same class of one or more other AIM funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following funds (either by selling or exchanging to another AIM fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Emerging Growth Fund
Fund                          AIM International Growth Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Class shares for AIM S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.
REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemp-

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

tion Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the AIM funds generally intend to pay redemption proceeds solely in cash, the AIM funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM fund. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Before requesting an exchange, review the prospectus of the AIM fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM fund.

You may also exchange:

(1) Class A shares of an AIM fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM fund for Investor Class shares of any AIM fund as long as you are eligible to purchase Investor Class shares of any AIM fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class K shares for other Class K shares;

(5) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund or for Class A shares of any AIM fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM fund into which you are exchanging;

- Shares of the AIM fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);
MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Shares must have been held for at least one day prior to the exchange; and
- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM funds or the distributor may modify or terminate this privilege at any time. The AIM fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--11/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.


If you have questions about this fund, another fund in The AIM Family of Funds--registered trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.



You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------
   AIM Income Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     INC-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                AIM INTERMEDIATE GOVERNMENT FUND

                                                                     PROSPECTUS

                                                              NOVEMBER 23, 2004


AIM Intermediate Government Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares -- Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5
Advisor Compensation                                 5
Portfolio Managers                                   5
OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5
Dividends and Distributions                          5
FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4
Purchasing Shares                                  A-5
Redeeming Shares                                   A-7
Exchanging Shares                                 A-10
Pricing of Shares                                 A-12
Taxes                                             A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this prospectus, and you should not rely on such other information or representations.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in debt securities issued, guaranteed or otherwise backed by the U.S. Government. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund may invest in securities of all maturities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: (1) U.S. Treasury obligations, and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. The fund will maintain a weighted average effective maturity, as estimated by the fund's portfolio managers, of between three and ten years. The fund invests primarily in fixed-rate securities such as high-coupon U.S. Government agency mortgage-backed securities, which consist of interests in underlying mortgages with maturities of up to thirty years. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their reasonable concern for safety of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government.



    The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association;
(iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so.


    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    High-coupon U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................   -3.44%
1995...................................................................   16.28%
1996...................................................................    2.35%
1997...................................................................    9.07%
1998...................................................................    8.17%
1999...................................................................   -1.87%
2000...................................................................    9.37%
2001...................................................................    6.11%
2002...................................................................   10.00%
2003...................................................................    1.31%




    The Class A share's year-to-date total return as of September 30, 2004 was 1.84%.



    During the periods shown in the bar chart, the highest quarterly return was 5.49% (quarter ended June 30, 1995) and the lowest quarterly return was -2.92% (quarter ended March 31, 1994).

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
(for the periods
ended December 31,                                     SINCE         INCEPTION
2003)                1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)     DATE
------------------------------------------------------------------------------
Class A                                                              04/28/87
  Return Before
    Taxes             (3.46)%     3.86%      5.07%          --
  Return After
    Taxes on
    Distributions     (5.00)      1.67       2.60           --
  Return After
    Taxes on
    Distributions
    and Sale of
    Fund Shares       (2.26)      1.90       2.73           --
Class B                                                              09/07/93
  Return Before
    Taxes             (4.26)      3.79       4.93           --
Class C                                                              08/04/97
  Return Before
    Taxes             (0.39)      4.11         --         4.92%
Class R(2)                                                           04/28/87(2)
  Return Before
    Taxes              1.06       4.62       5.32           --
Investor Class(3)                                                    04/28/87(3)
  Return Before
    Taxes              1.31       4.88       5.58           --
------------------------------------------------------------------------------
Lehman Brothers
  U.S. Aggregate
  Bond Index(4)        4.10       6.62       6.95           --
Lehman Brothers
  Intermediate U.S.
  Government and
  Mortgage Index(6)    2.74       6.36        N/A           --
Lipper Intermediate
  U.S. Government
  Fund Index(7)        2.18       5.80       5.96           --
------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Investor Class will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Class R shares) at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the Fund's Class R shares is June 3, 2002.


(3) The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is September 30, 2003.


(4) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund also included the Lehman Brothers Intermediate U.S. Government and Mortgage Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Intermediate U.S. Government Index (which may or may not include the fund) is included for comparison to a peer group.


(5) The Lehman Brothers Intermediate U.S. Government and Mortgage Index includes securities in the intermediate maturity range of the U.S. Government Index that must have between 1 year and 10 years to final maturity regardless of call features, and fixed-rate mortgage securities with a weighted average of at least one year and issued by GNMA, FHLMC, or FNMA.


(6) The Lipper Intermediate U.S. Government Fund Index measures the performance of the 30 largest funds in the Lipper Intermediate U.S. Government category. These funds invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government, with dollar weighted average maturities of six to ten years.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------
(fees paid directly                                                                        INVESTOR
from your investment)                      CLASS A        CLASS B   CLASS C   CLASS R      CLASS
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                      4.75%          None      None       None         None

Maximum Deferred
Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds, whichever
is less)                                    None(1,2)      5.00%     1.00%      None(3)      None
----------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------------------
(expenses that are deducted from fund                                               INVESTOR
assets)                                    CLASS A   CLASS B   CLASS C   CLASS R    CLASS
--------------------------------------------------------------------------------------------
Management Fees                             0.38%     0.38%     0.38%     0.38%       0.38%

Distribution and/or
Service (12b-1) Fees                        0.25      1.00      1.00      0.50        0.21

Other Expenses                              0.32      0.32      0.32      0.32        0.32

Interest                                    0.07      0.07      0.07      0.07        0.07

Total Other Expenses(5)                     0.39      0.39      0.39      0.39        0.39

Total Annual Fund
Operating Expenses(6)                       1.02      1.77      1.77      1.27        0.98
--------------------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(4) There is no guarantee that actual expenses will be the same as those shown in the table.

(5) Total Other expenses for Investor Class shares are based on estimated average net assets for the current fiscal year.


(6) At the direction of the Board of Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds. Total Annual Fund Operating Expenses net of this arrangement are 1.01%, 1.76%, 1.76%, 1.26% and 0.97% for Class A, Class B, Class C, Class R and Investor Class shares, respectively.



If your account is managed by a financial institution, you may also be charged a transaction or other fee by such financial institution.


    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
Class A                                       $574      $784      $1,011      $1,664
Class B                                        680       857       1,159       1,886
Class C                                        280       557         959       2,084
Class R                                        129       403         697       1,534
Investor Class                                 100       312         542       1,201
-------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
Class A                                       $574      $784      $1,011      $1,664
Class B                                        180       557         959       1,886
Class C                                        180       557         959       2,084
Class R                                        129       403         697       1,534
Investor Class                                 100       312         542       1,201
-------------------------------------------------------------------------------------

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2004, the advisor received compensation of 0.38% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Scot W. Johnson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.


- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.



More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Intermediate Government Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years or period ended 2004, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.



                                                                             CLASS A
                                 ------------------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                      YEAR ENDED JULY 31,                               ENDED         YEAR ENDED
                                 --------------------------------------------------------------        JULY 31,      DECEMBER 31,
                                   2004                 2003            2002             2001            2000            1999
                                 --------             --------        --------         --------      ------------    ------------
Net asset value, beginning of
  period                         $   9.15             $   9.28        $   9.08         $   8.77        $   8.80        $   9.58
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              0.29(a)              0.33(a)         0.43(b)          0.50(a)         0.34            0.60
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  0.02                (0.04)           0.23             0.35           (0.03)          (0.78)
=================================================================================================================================
    Total from investment
      operations                     0.31                 0.29            0.66             0.85            0.31           (0.18)
=================================================================================================================================
Less distributions from net
  investment income                 (0.45)               (0.42)          (0.46)           (0.54)          (0.34)          (0.60)
=================================================================================================================================
Net asset value, end of period   $   9.01             $   9.15        $   9.28         $   9.08        $   8.77        $   8.80
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                      3.45%                3.03%           7.39%            9.91%           3.55%          (1.87)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                       $462,804             $639,002        $473,104         $302,391        $221,636        $238,957
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets (including
  interest expense)                  1.01%(d)(e)          0.90%           0.94%            1.32%           1.25%(f)        1.08%
=================================================================================================================================
Ratio of expenses to average
  net assets (excluding
  interest expense)                  0.94%(d)(e)          0.89%           0.90%            0.93%           0.98%(f)        0.89%
=================================================================================================================================
Ratio of net investment income
  to average net assets              3.15%(d)             3.47%           4.58%(b)         5.61%           6.61%(f)        6.60%
=================================================================================================================================
Ratio of interest expense to
  average net assets                 0.07%(d)             0.01%           0.04%            0.39%           0.27%(f)        0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)            142%                 275%            146%             194%             65%            141%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have been $0.47 and the ratio of net investment income to average net assets would have been 5.09%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.


(d) Ratios are based on average daily net assets of $490,646,614.


(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.02% including interest expense and 0.95% excluding interest expense.


(f) Annualized.


(g) Not annualized for periods less than one year.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                            CLASS B
                              ---------------------------------------------------------------------------------------------------
                                                                                                  SEVEN MONTHS
                                                   YEAR ENDED JULY 31,                               ENDED            YEAR ENDED
                              --------------------------------------------------------------        JULY 31,         DECEMBER 31,
                                2004                 2003            2002             2001            2000               1999
                              --------             --------        --------         --------      ------------       ------------
Net asset value, beginning
  of period                   $   9.18             $   9.31        $   9.11         $   8.79        $   8.82           $   9.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income           0.22(a)              0.26(a)         0.37(b)          0.44(a)         0.30               0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and unrealized)      0.02                (0.04)           0.22             0.35           (0.04)             (0.77)
=================================================================================================================================
    Total from investment
      operations                  0.24                 0.22            0.59             0.79            0.26              (0.24)
=================================================================================================================================
Less distributions from net
  investment income              (0.38)               (0.35)          (0.39)           (0.47)          (0.29)             (0.53)
=================================================================================================================================
Net asset value, end of
  period                      $   9.04             $   9.18        $   9.31         $   9.11        $   8.79           $   8.82
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                   2.68%                2.30%           6.58%            9.17%           3.05%             (2.56)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)              $376,960             $654,305        $613,306         $269,677        $177,032           $228,832
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets (including
  interest expense)               1.76%(d)(e)          1.65%           1.69%            2.08%           2.01%(f)           1.85%
=================================================================================================================================
Ratio of expenses to average
  net assets (excluding
  interest expense)               1.69%(d)(e)          1.64%           1.65%            1.69%           1.74%(f)           1.66%
=================================================================================================================================
Ratio of net investment
  income to average net
  assets                          2.40%(d)             2.72%           3.83%(b)         4.85%           5.85%(f)           5.83%
=================================================================================================================================
Ratio of interest expense to
  average net assets              0.07%(d)             0.01%           0.04%            0.39%           0.27%(f)           0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)         142%                 275%            146%             194%             65%               141%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.


(d) Ratios are based on average daily net assets of $487,936,357.


(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.77% including interest expense and 1.70% excluding interest expense.


(f) Annualized.


(g) Not annualized for periods less than one year.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                              CLASS C
                                  -----------------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                      YEAR ENDED JULY 31,                               ENDED         YEAR ENDED
                                  ------------------------------------------------------------         JULY 31,      DECEMBER 31,
                                   2004                 2003            2002            2001             2000            1999
                                  -------             --------        --------         -------       ------------    ------------
Net asset value, beginning of
  period                          $  9.15             $   9.27        $   9.08         $  8.77         $  8.79         $  9.56
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              0.22(a)              0.26(a)         0.37(b)         0.44(a)         0.30            0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  0.01                (0.03)           0.21            0.34           (0.03)          (0.77)
=================================================================================================================================
    Total from investment
      operations                     0.23                 0.23            0.58            0.78            0.27           (0.24)
=================================================================================================================================
Less distributions from net
  investment income                 (0.38)               (0.35)          (0.39)          (0.47)          (0.29)          (0.53)
=================================================================================================================================
Net asset value, end of period    $  9.00             $   9.15        $   9.27         $  9.08         $  8.77         $  8.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                      2.58%                2.42%           6.48%           9.08%           3.18%          (2.57)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $78,760             $137,213        $127,114         $59,915         $34,206         $39,011
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense)                           1.76%(d)(e)          1.65%           1.69%           2.08%           2.01%(f)        1.85%
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense)                           1.69%(d)(e)          1.64%           1.65%           1.69%           1.74%(f)        1.66%
=================================================================================================================================
Ratio of net investment income
  to average net assets              2.40%(d)             2.72%           3.83%(b)        4.85%           5.85%(f)        5.83%
=================================================================================================================================
Ratio of interest expense to
  average net assets                 0.07%(d)             0.01%           0.04%           0.39%           0.27%(f)        0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)            142%                 275%            146%            194%             65%            141%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.


(d) Ratios are based on average daily net assets of $102,488,198.


(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.77% including interest expense and 1.70% excluding interest expense.


(f) Annualized.


(g) Not annualized for periods less than one year.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                               CLASS R
                                                              ------------------------------------------
                                                                                           JUNE 3, 2002
                                                                                            (DATE SALES
                                                                YEAR ENDED JULY 31,        COMMENCED) TO
                                                              -----------------------        JULY 31,
                                                               2004             2003           2002
                                                              ------           ------      -------------
Net asset value, beginning of period                          $ 9.16           $ 9.27         $ 9.13
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.27(a)          0.30(a)        0.07(b)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.01            (0.02)          0.14
========================================================================================================
    Total from investment operations                            0.28             0.28           0.21
========================================================================================================
Less distributions from net investment income                  (0.43)           (0.39)         (0.07)
========================================================================================================
Net asset value, end of period                                $ 9.01           $ 9.16         $ 9.27
________________________________________________________________________________________________________
========================================================================================================
Total return(c)                                                 3.08%            2.99%          2.34%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,422           $4,057         $   34
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                      1.26%(d)         1.15%          1.19%(f)
========================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                      1.19%(d)         1.14%          1.15%(f)
========================================================================================================
Ratio of net investment income to average net assets            2.90%(d)         3.22%          4.33%(b)(e)
========================================================================================================
Ratio of interest expense to average net assets                 0.07%(d)         0.01%          0.04%(f)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(g)                                       142%             275%           146%
________________________________________________________________________________________________________
========================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 4.85%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $3,762,504.


(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.27% including interest expense and 1.20% excluding interest expense.


(f) Annualized.


(g) Not annualized for periods less than one year.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
                                                                ------------------
Net asset value, beginning of period                                 $  9.30
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.24(a)
==================================================================================
  Net gains on securities (both realized and unrealized)               (0.15)
==================================================================================
    Total from investment operations                                    0.09
==================================================================================
Less distributions from net investment income                          (0.38)
==================================================================================
Net asset value, end of period                                       $  9.01
__________________________________________________________________________________
==================================================================================
Total return(b)                                                         1.02%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000's omitted)                            $76,771
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                              0.98%(c)(d)
==================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                              0.91%(c)(d)
==================================================================================
Ratio of net investment income to average net assets                    3.18%(c)
==================================================================================
Ratio of interest expense to average net assets                         0.07%(c)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(e)                                               142%
__________________________________________________________________________________
==================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total return is not annualized for any period less than one year.


(c) Ratios are annualized and based on average daily net assets of $70,224,835.


(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.00% including interest expense and 0.93% excluding interest expense.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Most of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial advisor can help you decide among the various classes. Please contact your financial advisor.

CLASS A(1)           CLASS A3          CLASS B(3)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales    deferred sales    contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(6)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%             1.00%             0.45%             0.50%             0.25%(8)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares    convert to        convert to        convert to        convert to
                       Class A shares    at the end of     Class A shares    Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(4)

- Generally more     - Generally more  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      appropriate       orders limited    appropriate       only available    only available    investors,
  long-term            for short-term    to amount less    for short-term    to retirement     to employee       except as
  investors            investors         than              investors         plans,            benefit           described in
                                         $100,000(5)                         educational       plans(7)          the
                                                                             savings                             "Purchasing
                                                                             programs and                        Shares --
                                                                             wrap programs                       Grandfathered
                                                                                                                 Investors"
                                                                                                                 section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) Any purchase order for Class B shares in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

  must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs, with the exception of traditional IRAs established in connection with the rollover of assets from an employer-sponsored retirement plan in which an AIM fund was offered as an investment option.



(8) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
SALES CHARGES

Sales charges on the AIM funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

       Certain categories of persons are permitted to purchase Class A shares of AIM funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC, and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM fund with AIM fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM funds; and

- when a merger, consolidation, or acquisition of assets of an AIM fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail AIM funds (the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class K and Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM fund account to one or more other AIM fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund. You may invest your dividends and distributions (1) into another AIM fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM fund paying the dividend must be at least $5,000; and (b) in the AIM fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM funds for shares of the same class of one or more other AIM funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following funds (either by selling or exchanging to another AIM fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Emerging Growth Fund
Fund                          AIM International Growth Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Class shares for AIM S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.
REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemp-

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

tion Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the AIM funds generally intend to pay redemption proceeds solely in cash, the AIM funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM fund. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Before requesting an exchange, review the prospectus of the AIM fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM fund.

You may also exchange:

(1) Class A shares of an AIM fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM fund for Investor Class shares of any AIM fund as long as you are eligible to purchase Investor Class shares of any AIM fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class K shares for other Class K shares;

(5) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund or for Class A shares of any AIM fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM fund into which you are exchanging;

- Shares of the AIM fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);
MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Shares must have been held for at least one day prior to the exchange; and
- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM funds or the distributor may modify or terminate this privilege at any time. The AIM fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--11/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.


If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77046-4739

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request
                       by e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com



You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------
   AIM Intermediate Government Fund
   SEC 1940 Act file number: 811-5686

----------------------------------------

AIMinvestments.com     GOV-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                              AIM LIMITED MATURITY TREASURY FUND

                                                                     PROSPECTUS

                                                              NOVEMBER 23, 2004


AIM Limited Maturity Treasury Fund seeks liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.

--------------------------------------------------------------------------------

This prospectus contains important information about Class A and Class A3 shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

As of the close of business on October 30, 2002, Class A shares were closed to new investors.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5

Dividends and Distributions                          5

Closure of Class A Shares                            5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4

Purchasing Shares                                  A-5

Redeeming Shares                                   A-7

Exchanging Shares                                 A-10

Pricing of Shares                                 A-12

Taxes                                             A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our Solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to seek liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund attempts to meet its objective by investing, normally, at least 80% of its assets in direct obligations of the U.S. Treasury, including bills, notes and bonds. The fund will only purchase securities with maturities of three years or less. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on U.S. Treasury obligations they believe have favorable prospects for total return consistent with the fund's investment objective. The portfolio managers usually sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases can cause the price of a debt security to decrease; the longer the debt security's duration, the more sensitive it is to this risk.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................    0.85%
1995...................................................................    9.40%
1996...................................................................    4.73%
1997...................................................................    5.97%
1998...................................................................    6.10%
1999...................................................................    2.64%
2000...................................................................    7.00%
2001...................................................................    7.54%
2002...................................................................    4.73%
2003...................................................................     1.40




    The Class A shares' year-to-date total return as of September 30, 2004 was 0.35%.



    During the periods shown in the bar chart, the highest quarterly return was 3.09% (quarter ended September 30, 2001) and the lowest quarterly return was -0.20% (quarter ended March 31, 1994).

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
(for the periods ended December 31,                          10      INCEPTION
2003)                                  1 YEAR    5 YEARS   YEARS       DATE
------------------------------------------------------------------------------
Class A                                                              12/15/87
  Return Before Taxes                    0.35%    4.43%      4.90%
  Return After Taxes on Distributions   (0.70)    2.75       3.00
  Return After Taxes on Distributions
    and Sale of Fund Shares              0.22     2.73       2.98
Class A3(1)                                                          12/15/87(1)
  Return Before Taxes                    1.10     4.41       4.79
------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond
  Index(2)                               4.10     6.62       6.95
Lehman Brothers 1- to 2-Year U.S.
  Government Bond Index(3)               1.89     5.16       5.51
Lipper Short U.S. Treasury Category
  Average(4)                             1.59     4.89       5.13
------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class A3 will vary.


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Class A3 shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Class A3 shares) at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A3 shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.


(2) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers 1- to 2-Year U.S. Government Bond Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Short U.S. Treasury Category Average (which may or may not include the fund) is included for comparison to a peer group.


(3) The Lehman Brothers 1- to 2-Year U.S. Government Bond Index measures the performance of U.S. government issues with maturities of one to two years.

(4) The Lipper Short U.S. Treasury Category Average represents an average of all the Short U.S. Treasury Funds tracked by Lipper.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                             CLASS A    CLASS A3
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                           1.00%       None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase
price or redemption proceeds,
whichever is less)                                            None        None
--------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(1)
-------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                           CLASS A    CLASS A3
-------------------------------------------------------------------------------
Management Fees                                              0.20%       0.20%

Distribution and/or Service (12b-1) Fees                     0.15        0.35

Other Expenses                                               0.25        0.25

Total Annual Fund
Operating Expenses(2)                                        0.60        0.80
-------------------------------------------------------------------------------



(1) There is no guarantee that actual expenses will be the same as those shown in the table.


(2) At the direction of the Board of Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds. Total Annual Fund Operating Expenses net of this arrangement are 0.59% and 0.79% for Class A and Class A3 shares, respectively.



If your account is managed by a financial institution, you may also be charged a transaction or other fee by such financial institution.


EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $161     $290      $431       $843
Class A3                                      82      255       444        990
--------------------------------------------------------------------------------

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2004, the advisor received compensation of 0.20% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Scot W. Johnson (lead manager), Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.


- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.



More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Limited Maturity Treasury Fund are subject to the maximum 1.00% initial sales charge as listed under the heading "CATEGORY III Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

CLOSURE OF CLASS A SHARES

The fund discontinued public sales of its Class A shares to new investors at the close of business on October 30, 2002.

    Existing shareholders of the fund may continue to invest in Class A shares of the fund if they were invested in the Class A shares of the fund at the close of business on October 30, 2002 and remain invested in Class A shares of the fund after that date.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years or period ended 2004, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.



                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------------
                                                                2004          2003          2002          2001          2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.46      $  10.53      $  10.26      $   9.96      $  10.03
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.12          0.19          0.33(a)       0.52(b)       0.51
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)         0.03          0.27          0.31         (0.07)
===============================================================================================================================
    Total from investment operations                              0.08          0.22          0.60          0.83          0.44
===============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.12)        (0.19)        (0.33)        (0.53)        (0.51)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.17)        (0.10)           --            --            --
===============================================================================================================================
    Total distributions                                          (0.29)        (0.29)        (0.33)        (0.53)        (0.51)
===============================================================================================================================
Net asset value, end of period                                $  10.25      $  10.46      $  10.53      $  10.26      $   9.96
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                   0.75%         2.18%         5.89%         8.53%         4.50%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $366,473      $577,993      $696,259      $507,799      $300,058
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           0.59%(d)(e)     0.53%       0.48%         0.56%         0.54%
===============================================================================================================================
Ratio of net investment income to average net assets              1.13%(d)      1.85%         3.12%(a)      5.15%         5.07%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            100%          124%          149%          137%          122%
_______________________________________________________________________________________________________________________________
===============================================================================================================================



(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(d) Ratios are based on average daily net assets of $461,611,539.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.60%.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                          CLASS A3
                                                              ---------------------------------
                                                                               OCTOBER 31, 2002
                                                                               (DATE OPERATIONS
                                                              YEAR ENDED        COMMENCED) TO
                                                               JULY 31,            JULY 31,
                                                                 2004                2003
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.46             $ 10.59
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.10                0.13
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)              (0.04)
===============================================================================================
    Total from investment operations                              0.06                0.09
===============================================================================================
Less distributions:
  Dividends from net investment income                           (0.10)              (0.12)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.17)              (0.10)
===============================================================================================
    Total distributions                                          (0.27)              (0.22)
===============================================================================================
Net asset value, end of period                                 $ 10.25             $ 10.46
_______________________________________________________________________________________________
===============================================================================================
Total return(a)                                                   0.56%               0.88%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $58,453             $94,409
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets                           0.79%(b)(c)         0.73%(d)
===============================================================================================
Ratio of net investment income to average net assets              0.93%(b)            1.65%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                         100%                124%
_______________________________________________________________________________________________
===============================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(b) Ratios are based on average daily net assets of $71,514,753.


(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.80%.


(d) Annualized.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Most of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial advisor can help you decide among the various classes. Please contact your financial advisor.

CLASS A(1)           CLASS A3          CLASS B(3)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales    deferred sales    contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(6)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%             1.00%             0.45%             0.50%             0.25%(8)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares    convert to        convert to        convert to        convert to
                       Class A shares    at the end of     Class A shares    Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(4)

- Generally more     - Generally more  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      appropriate       orders limited    appropriate       only available    only available    investors,
  long-term            for short-term    to amount less    for short-term    to retirement     to employee       except as
  investors            investors         than              investors         plans,            benefit           described in
                                         $100,000(5)                         educational       plans(7)          the
                                                                             savings                             "Purchasing
                                                                             programs and                        Shares --
                                                                             wrap programs                       Grandfathered
                                                                                                                 Investors"
                                                                                                                 section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) Any purchase order for Class B shares in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

  must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs, with the exception of traditional IRAs established in connection with the rollover of assets from an employer-sponsored retirement plan in which an AIM fund was offered as an investment option.



(8) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
SALES CHARGES

Sales charges on the AIM funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

       Certain categories of persons are permitted to purchase Class A shares of AIM funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC, and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM fund with AIM fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM funds; and

- when a merger, consolidation, or acquisition of assets of an AIM fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail AIM funds (the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class K and Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM fund account to one or more other AIM fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund. You may invest your dividends and distributions (1) into another AIM fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM fund paying the dividend must be at least $5,000; and (b) in the AIM fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM funds for shares of the same class of one or more other AIM funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following funds (either by selling or exchanging to another AIM fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Emerging Growth Fund
Fund                          AIM International Growth Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Class shares for AIM S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.
REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemp-

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

tion Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the AIM funds generally intend to pay redemption proceeds solely in cash, the AIM funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM fund. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Before requesting an exchange, review the prospectus of the AIM fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM fund.

You may also exchange:

(1) Class A shares of an AIM fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM fund for Investor Class shares of any AIM fund as long as you are eligible to purchase Investor Class shares of any AIM fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class K shares for other Class K shares;

(5) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund or for Class A shares of any AIM fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM fund into which you are exchanging;

- Shares of the AIM fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);
MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Shares must have been held for at least one day prior to the exchange; and
- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM funds or the distributor may modify or terminate this privilege at any time. The AIM fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--11/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.


If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.



You also can review and obtain copies of the fund's SAI, financial reports, the fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------
   AIM Limited Maturity Treasury Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     LTD-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                           AIM MONEY MARKET FUND

                                                                     PROSPECTUS

                                                              NOVEMBER 23, 2004


AIM Money Market Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class B, C, R and Investor Class shares and AIM Cash Reserve Shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares -- Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------
The Advisor                                          4

Advisor Compensation                                 4

OTHER INFORMATION                                    4
------------------------------------------------------
Sales Charges                                        4

Dividends and Distributions                          4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4

Purchasing Shares                                  A-5

Redeeming Shares                                   A-7

Exchanging Shares                                 A-10

Pricing of Shares                                 A-12

Taxes                                             A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc., and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund attempts to meet its objective by investing only in high-quality U.S. dollar-denominated short-term obligations, including:

- securities issued by the U.S. Government or its agencies;

- bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks;

- repurchase agreements;

- commercial paper;

- taxable municipal securities;

- master notes; and

- cash equivalents.

The fund may invest up to 50% of its assets in U.S. dollar-denominated foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but may sell a particular security when they deem it advisable, such as when any of the factors above materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

    The following factors could reduce the fund's income and/or share price:


- sharply rising or falling interest rates;


- downgrades of credit ratings or default of any of the fund's holdings;

- the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries; or

- the risks generally associated with U.S. dollar-denominated foreign investments, including political and economic upheaval, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest.


    The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association;
(iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so.


    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's AIM Cash Reserve Shares from year to year. AIM Cash Reserve Shares do not have sales loads.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................    3.44%
1995...................................................................    5.04%
1996...................................................................    4.41%
1997...................................................................    4.66%
1998...................................................................    4.62%
1999...................................................................    4.22%
2000...................................................................    5.45%
2001...................................................................    3.21%
2002...................................................................    0.91%
2003...................................................................    0.55%




    The AIM Cash Reserve Shares' year-to-date total return as of September 30, 2004 was 0.47%.



    During the periods shown in the bar chart, the highest quarterly return was 1.41% (quarters ended September 30, 2000 and December 31, 2000) and the lowest quarterly return was 0.14% (quarters ended March 31, 2003, June 30, 2003, September 30, 2003 and December 31, 2003).


PERFORMANCE TABLE

The following performance table reflects the fund's performance over the period indicated. The fund's performance reflects payment of sales loads, if applicable.


AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
(for the periods ended                                             SINCE       INCEPTION
December 31, 2003)               1 YEAR     5 YEARS    10 YEARS   INCEPTION       DATE
----------------------------------------------------------------------------
AIM Cash Reserve Shares            0.55%      2.85%      3.64%         --        10/16/93
Class B                           (4.95)      1.77       3.01          --        10/16/93
Class C                           (0.82)      2.17         --        2.53%       08/04/97
Class R(2)                         0.30       2.59       3.38          --        10/16/93(2)
Investor Class(3)                  0.62       2.86       3.65          --        10/16/93(3)
--------------------------------------------------------------------------------------------



(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.


(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's AIM Cash Reserve Shares (for the periods prior to the inception of the Class R shares) at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class R shares.


(3) The inception date shown in the table is that of the fund's AIM Cash Reserve Shares. The inception date of the Fund's Class R shares is June 3, 2002. The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's AIM Cash Reserve Shares (for periods prior to inception of Investor Class shares) at the net asset value and reflect the higher Rule 12b-1 fees applicable to AIM Cash Reserve Shares. Investor Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Investor Class has a different expense structure. The inception date shown in the table is that of the fund's AIM Cash Reserve Shares. The inception date of the fund's Investor Class shares is September 30, 2003.



    AIM Cash Reserve Shares', Class B shares', Class C shares', Class R shares' and Investor Class shares' seven day yields on December 31, 2003, were 0.55%, 0.05%, 0.30%, 0.45% and 0.95%, respectively. For the current seven day yield, call (800) 347-4246.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------------------------
                                             AIM CASH
                                             RESERVE                                  INVESTOR
(fees paid directly from your investment)    SHARES     CLASS B   CLASS C   CLASS R   CLASS
---------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases
(as a percentage of
offering price)                                None      None      None      None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price or redemption
proceeds,
whichever is less)                             None      5.00%     1.00%     None(1)   None
---------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-------------------------------------------------------------------------------------------
(expenses that are                         AIM CASH
deducted from                              RESERVE                                  INVESTOR
fund assets)                               SHARES     CLASS B   CLASS C   CLASS R   CLASS
-------------------------------------------------------------------------------------------
Management Fees(3)                           0.38%     0.38%     0.38%     0.38%     0.38%

Distribution and/or
Service (12b-1) Fees(4)                      0.25      1.00      1.00      0.50        --

Other Expenses(5)                            0.33      0.33      0.33      0.33      0.33

Total Annual Fund
Operating Expenses                           0.96      1.71      1.71      1.21      0.71
-------------------------------------------------------------------------------------------



(1) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Effective July 1, 2004, the Board of Trustees approved an amendment to the master investment advisory agreement. Under the amended master investment advisory agreement, the management fee for the fund has been reduced. The new tiered fee rate is as follows: 0.40% on the first $1 billion of the fund's average daily net assets, plus 0.35% on the fund's average daily net assets in excess of $1 billion. Expenses have been restated to reflect this new fee rate.


(4) The advisor and the distributor have voluntarily agreed to waive fees and/or reimburse expenses in order to increase the fund's yield. These agreements may be modified or discontinued at any time without further notice to investors. Further, at the direction of the Board of Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds. Total Annual Fund Operating Expenses net of these arrangements and restated for current agreements are 0.58%, 1.08%, 0.83%, 0.83% and 0.33% for AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares, respectively.


(5) Other expenses for Investor Class shares are based on estimated average net assets for the current fiscal year.



If your account is managed by a financial institution, you may also be charged a transaction or other fee by such financial institution.


    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AIM Cash Reserve Shares                   $ 98      $306     $  531     $1,178
Class B                                    674       839      1,128      1,821
Class C                                    274       539        928      2,019
Class R                                    123       384        665      1,466
Investor Class                              73       227        395        883
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AIM Cash Reserve Shares                   $ 98      $306      $531      $1,178
Class B                                    174       539       928       1,821
Class C                                    174       539       928       2,019
Class R                                    123       384       665       1,466
Investor Class                              73       227       395         883
--------------------------------------------------------------------------------

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2004, the advisor received no compensation due to a voluntary expense limitation agreement between the advisor and the fund.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchase of Class B and Class C Shares of AIM Money Market Fund are subject to the contingent deferred sales charges listed in the "Shareholder
Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

    In order to earn dividends on a purchase of fund shares on the day of the purchase, the transfer agent must receive payment in federal funds before 12:00 noon Eastern Time on that day. Purchases made by payments in other forms, or payments in federal funds received after 12:00 noon Eastern Time but before the close of the customary trading session of the New York Stock Exchange, will begin to earn dividends on the next business day.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years or period ended 2004, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.



                                                                        AIM CASH RESERVE SHARES
                                       ------------------------------------------------------------------------------------------
                                                                                                SEVEN MONTHS
                                                        YEAR ENDED JULY 31,                        ENDED              YEAR ENDED
                                       -----------------------------------------------------      JULY 31,           DECEMBER 31,
                                         2004              2003          2002         2001          2000                 1999
                                       --------         ----------    ----------    --------    ------------         ------------
Net asset value, beginning of period   $   1.00         $     1.00    $     1.00    $   1.00      $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  0.0056             0.0064        0.0141      0.0467        0.0300(a)            0.0414
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                              (0.0056)           (0.0064)      (0.0141)    (0.0467)      (0.0300)             (0.0414)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                               (0.0000)                --            --          --            --                   --
=================================================================================================================================
    Total distributions                 (0.0056)           (0.0064)      (0.0141)    (0.0467)      (0.0300)             (0.0414)
=================================================================================================================================
Net asset value, end of period         $   1.00         $     1.00    $     1.00    $   1.00      $   1.00             $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            0.57%              0.64%         1.42%       4.77%         3.03%                4.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $724,567         $1,188,876    $1,121,879    $937,532      $912,042             $989,478
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                0.58%(d)           0.88%         1.01%       1.06%         1.07%(e)             1.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to
  average net assets                       0.55%(d)           0.64%         1.40%       4.61%         5.15%(e)             4.16%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.


(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.14% and 1.03% for the years ended July 31, 2004 and July 31, 2003, respectively.


(d) Ratios are based on average daily net assets of $809,340,540.


(e) Annualized.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                SEVEN MONTHS
                                                          YEAR ENDED JULY 31,                      ENDED              YEAR ENDED
                                           -------------------------------------------------      JULY 31,           DECEMBER 31,
                                             2004             2003        2002        2001          2000                 1999
                                           --------         --------    --------    --------    ------------         ------------
Net asset value, beginning of period       $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.0006           0.0007      0.0065      0.0392        0.0256(a)            0.0339
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.0006)         (0.0007)    (0.0065)    (0.0392)      (0.0256)             (0.0339)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains     (0.0000)              --          --          --            --                   --
=================================================================================================================================
    Total distributions                     (0.0006)         (0.0007)    (0.0065)    (0.0392)      (0.0256)             (0.0339)
=================================================================================================================================
Net asset value, end of period             $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                0.06%            0.07%       0.66%       3.99%         2.59%                3.45%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $335,866         $543,811    $717,967    $439,445      $289,327             $404,911
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                    1.08%(d)         1.46%       1.76%       1.81%         1.82%(e)             1.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   0.05%(d)         0.06%       0.65%       3.86%         4.40%(e)             3.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.


(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.89% and 1.78% for the years ended July 31, 2004 and July 31, 2003, respectively.


(d) Ratios are based on average daily net assets of $414,181,261.


(e) Annualized.



                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                                SEVEN MONTHS
                                                          YEAR ENDED JULY 31,                      ENDED              YEAR ENDED
                                           -------------------------------------------------      JULY 31,           DECEMBER 31,
                                             2004             2003        2002        2001          2000                 1999
                                           --------         --------    --------    --------    ------------         ------------
Net asset value, beginning of period       $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.0031           0.0008      0.0065      0.0393        0.0256(a)            0.0339
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.0031)         (0.0008)    (0.0065)    (0.0393)      (0.0256)             (0.0339)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains     (0.0000)              --          --          --            --                   --
=================================================================================================================================
    Total distributions                     (0.0031)         (0.0008)    (0.0065)    (0.0393)      (0.0256)             (0.0339)
=================================================================================================================================
Net asset value, end of period             $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                0.31%            0.09%       0.66%       4.00%         2.59%                3.44%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $ 93,457         $113,306    $118,947    $ 86,884      $ 45,457             $ 56,636
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                    0.83%(d)         1.44%       1.76%       1.81%         1.82%(e)             1.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   0.30%(d)         0.08%       0.65%       3.86%         4.40%(e)             3.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.


(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.89% and 1.78% for the years ended July 31, 2004 and July 31, 2003, respectively.


(d) Ratios are based on average daily net assets of $95,829,972.


(e) Annualized.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                               CLASS R
                                                              ------------------------------------------
                                                                                           JUNE 30, 2002
                                                                     YEAR ENDED             (DATE SALES
                                                                      JULY 31,             COMMENCED) TO
                                                              -------------------------      JULY 31,
                                                                2004             2003          2002
                                                              --------         --------    -------------
Net asset value, beginning of period                          $   1.00         $   1.00      $   1.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0031           0.0038        0.0010
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0031)         (0.0038)      (0.0010)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.0000)              --            --
========================================================================================================
    Total distributions                                        (0.0031)         (0.0038)      (0.0010)
========================================================================================================
Net asset value, end of period                                $   1.00         $   1.00      $   1.00
________________________________________________________________________________________________________
========================================================================================================
Total return(a)                                                   0.31%            0.38%         0.10%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 15,516         $  6,280      $     10
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets(b)                        0.83%(c)         1.13%         1.26%(d)
________________________________________________________________________________________________________
========================================================================================================
Ratio of net investment income to average net assets              0.30%(c)         0.39%         1.15%(d)
________________________________________________________________________________________________________
========================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.


(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.39% and 1.28% for the years ended July 31, 2004 and July 31, 2003, respectively.


(c) Ratios are based on average daily net assets of $6,700,065.


(d) Annualized.



                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
                                                                ------------------
Net asset value, beginning of period                                 $   1.00
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.0068
==================================================================================
Less distributions:
  Dividends from net investment income                                (0.0068)
----------------------------------------------------------------------------------
  Distributions from net realized gains                               (0.0000)
==================================================================================
    Total distributions                                               (0.0068)
==================================================================================
Net asset value, end of period                                       $   1.00
__________________________________________________________________________________
==================================================================================
Total return(a)                                                          0.68%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $359,236
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         0.33%(b)
----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      0.86%(b)
__________________________________________________________________________________
==================================================================================
Ratio of net investment income to average net assets                     0.80%(b)
__________________________________________________________________________________
==================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.


(b) Ratios are annualized and based on average daily net assets of $352,226,920.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Most of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial advisor can help you decide among the various classes. Please contact your financial advisor.

CLASS A(1)           CLASS A3          CLASS B(3)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales    deferred sales    contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(6)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%             1.00%             0.45%             0.50%             0.25%(8)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares    convert to        convert to        convert to        convert to
                       Class A shares    at the end of     Class A shares    Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(4)

- Generally more     - Generally more  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      appropriate       orders limited    appropriate       only available    only available    investors,
  long-term            for short-term    to amount less    for short-term    to retirement     to employee       except as
  investors            investors         than              investors         plans,            benefit           described in
                                         $100,000(5)                         educational       plans(7)          the
                                                                             savings                             "Purchasing
                                                                             programs and                        Shares --
                                                                             wrap programs                       Grandfathered
                                                                                                                 Investors"
                                                                                                                 section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) Any purchase order for Class B shares in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

  must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs, with the exception of traditional IRAs established in connection with the rollover of assets from an employer-sponsored retirement plan in which an AIM fund was offered as an investment option.



(8) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
SALES CHARGES

Sales charges on the AIM funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

       Certain categories of persons are permitted to purchase Class A shares of AIM funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC, and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM fund with AIM fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM funds; and

- when a merger, consolidation, or acquisition of assets of an AIM fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail AIM funds (the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class K and Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM fund account to one or more other AIM fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund. You may invest your dividends and distributions (1) into another AIM fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM fund paying the dividend must be at least $5,000; and (b) in the AIM fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM funds for shares of the same class of one or more other AIM funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following funds (either by selling or exchanging to another AIM fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Emerging Growth Fund
Fund                          AIM International Growth Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Class shares for AIM S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.
REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemp-

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

tion Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the AIM funds generally intend to pay redemption proceeds solely in cash, the AIM funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM fund. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Before requesting an exchange, review the prospectus of the AIM fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM fund.

You may also exchange:

(1) Class A shares of an AIM fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM fund for Investor Class shares of any AIM fund as long as you are eligible to purchase Investor Class shares of any AIM fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class K shares for other Class K shares;

(5) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund or for Class A shares of any AIM fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM fund into which you are exchanging;

- Shares of the AIM fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);
MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Shares must have been held for at least one day prior to the exchange; and
- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM funds or the distributor may modify or terminate this privilege at any time. The AIM fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--11/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files it complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.


If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us



BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request
                       by e-mail or download
                       prospectuses, annual or
                       semiannual reports via
                       our website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.



You also can review and obtain copies of the fund's SAI, financial reports the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------
   AIM Money Market Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     MKT-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                         AIM MUNICIPAL BOND FUND

                                                                     PROSPECTUS

                                                              NOVEMBER 23, 2004


AIM Municipal Bond Fund seeks to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares -- Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5
Advisor Compensation                                 5
Portfolio Managers                                   5
OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5
Dividends and Distributions                          5
Special Tax Information Regarding the Fund           5
FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Tools Used to Combat Excessive Short-Term
  Trading Activity........................         A-4
Purchasing Shares                                  A-5
Redeeming Shares                                   A-7
Exchanging Shares                                 A-10
Pricing of Shares                                 A-12
Taxes                                             A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal. The fund will attempt to achieve its objective by investing primarily in a diversified portfolio of municipal bonds. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund attempts to meet its objective by investing, normally, at least 80% of its assets in municipal bond securities that (1) pay interest which is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. Municipal bonds include debt obligations of varying maturities issued to obtain funds for various public purposes by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Certain types of industrial development bonds, such as private activity bonds, that meet certain standards, are treated as municipal bonds.

    The fund will also invest at least 80% of its total assets in investment-grade municipal securities rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or any other nationally recognized statistical rating organization. Other securities meeting certain standards set by the fund are included in this category. The fund may invest up to 20% of its total assets in lower-quality municipal securities, i.e. "junk bonds," or unrated municipal securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on municipal securities they believe have favorable prospects for current income consistent with the fund's objective of preservation of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. A municipality may default or otherwise be unable to honor a financial obligation. Revenue bonds are generally not backed by the taxing power of the issuing municipality.

    The value of, payment of interest and repayment of principal by, and the ability of the fund to sell, a municipal security may also be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economies of the regions in which the fund invests.

    Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they may be unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................  -3.79%
1995...................................................................  13.04%
1996...................................................................   3.90%
1997...................................................................   7.27%
1998...................................................................   5.28%
1999...................................................................  -2.45%
2000...................................................................   8.63%
2001...................................................................   3.82%
2002...................................................................   8.26%
2003...................................................................   5.14%




    The Class A shares' year-to-date total return as of September 30, 2004 was 2.75%.



    During the periods shown in the bar chart, the highest quarterly return was 4.90% (quarter ended March 31, 1995) and the lowest quarterly return was -4.22% (quarter ended March 31, 1994).

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes.



    The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
(for the periods ended                                            SINCE         INCEPTION
December 31, 2003)              1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)     DATE
-----------------------------------------------------------------------------------------
Class A                                                                         03/28/77
  Return Before Taxes             0.11%      3.58%      4.29%          --
  Return After Taxes on
    Distributions                 0.11       3.57       4.27           --
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                   1.61       3.73       4.35           --
Class B                                                                         09/01/93
  Return Before Taxes            (0.64)      3.45       4.16%          --
Class C                                                                         08/04/97
  Return Before Taxes             3.50       3.82         --         4.04
Investor Class(2)                                                               03/28/77(2)
  Return Before Taxes             5.14       4.60       4.80           --
-----------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
  Index(3)                        5.31       5.83       6.03           --
Lipper General Municipal Debt
  Fund Index(4)                   5.34       4.90       5.30           --
-----------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depends on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and Investor Class will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is September 30, 2003.


(3) The Lehman Brothers Municipal Bond Index measures the performance of muncipal bonds (a) with a minimum credit rating of Baa, (b) with an outstanding par value of at least $5 million, (c) issued as part of a transaction of at least $50 million, (d) issued after December 31, 1990, and
    (e) with a maturity of at least one year. [is a broad-based, total return index comprised of 8000 actual bonds, all of which are investment grade, fixed rate, long term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. In addition, the Lipper General Municipal Debt Fund Index (which may or may] not include the fund) is included for comparison to a peer group.


(4) The Lipper General Municipal Debt Fund Index is an equally weighted representation of the 30 largest funds in the Lipper General Municipal Debt Fund category. These funds invest primarily in municipal debt issues rated in the top four credit ratings.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------
(fees paid directly from                                                           INVESTOR
your investment)                            CLASS A         CLASS B    CLASS C     CLASS
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                              4.75%            None       None        None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                           None(1,2)        5.00%      1.00%       None
--------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(3)
-------------------------------------------------------------------------------------------
(expenses that are deducted                                                        INVESTOR
from fund assets)                                    CLASS A   CLASS B   CLASS C   CLASS
-------------------------------------------------------------------------------------------
Management Fees                                       0.43%     0.43%     0.43%      0.43%

Distribution and/or
Service (12b-1) Fees                                  0.25      1.00      1.00       0.12

Other Expenses(4,5)                                   0.19      0.19      0.19       0.19

Total Annual Fund
Operating Expenses(6)                                 0.87      1.62      1.62       0.74
-------------------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) Other expenses for Investor Class shares are based on estimated average net assets for the current fiscal year.

(5) Effective July 1, 2004, the Board of Trustees approved an amendment to the administrative service and transfer agency agreements. Other expenses have been restated to reflect the changes in fees under the new agreements.


(6) At the direction of the Board of Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds. Total Annual Fund Operating Expenses net of this arrangement and restated for current agreements in Note 5 above are 0.86%, 1.61%, 1.61% and 0.73% for Class A, Class B, Class C and Investor Class shares, respectively.



If your account is managed by a financial institution, you may also be charged a transaction or other fee by such financial institution.


    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
Class A                                       $560      $739      $  934      $1,497
Class B                                        665       811       1,081       1,721
Class C                                        265       511         881       1,922
Investor Class                                  76       237         411         918
-------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
Class A                                       $560      $739       $934       $1,497
Class B                                        165       511        881        1,721
Class C                                        165       511        881        1,922
Investor Class                                  76       237        411          918
-------------------------------------------------------------------------------------

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended July 31, 2004, the advisor received compensation of 0.43% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Richard A. Berry, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1987.

- Stephen D. Turman, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1985.


They are assisted by the Municipal Bond Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Municipal Bond Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of tax-exempt income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

SPECIAL TAX INFORMATION REGARDING THE FUND

In addition to the general tax information set forth under the heading "Shareholder Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund.

    You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, and may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to avoid investments that result in taxable dividends.

    To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.

    From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years or period ended 2004, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.



                                                                                 CLASS A
                                         ----------------------------------------------------------------------------------------
                                                                                                      SEVEN MONTHS
                                                            YEAR ENDED JULY 31,                          ENDED        YEAR ENDED
                                         ---------------------------------------------------------      JULY, 31     DECEMBER 31,
                                           2004                 2003        2002            2001          2000           1999
                                         --------             --------    --------        --------    ------------   ------------
Net asset value, beginning of period     $   7.96             $   8.06    $   8.06        $   7.83      $   7.74       $   8.35
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.37                 0.37        0.38(a)         0.40          0.24(b)        0.41
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.04                (0.09)       0.00            0.23          0.09          (0.61)
=================================================================================================================================
    Total from investment operations         0.41                 0.28        0.38            0.63          0.33          (0.20)
=================================================================================================================================
Less dividends from net investment
  income                                    (0.36)               (0.38)      (0.38)          (0.40)        (0.24)         (0.41)
=================================================================================================================================
Net asset value, end of period           $   8.01             $   7.96    $   8.06        $   8.06      $   7.83       $   7.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              5.19%                3.43%       4.84%           8.28%         4.32%         (2.45)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $282,430             $328,280    $339,545        $322,437      $283,416       $294,720
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets      0.85%(d)(e)          0.82%       0.81%           0.85%         0.85%(f)       0.84%
=================================================================================================================================
Ratio of net investment income to
  average net assets                         4.53%(d)             4.55%       4.79%(a)        5.06%         5.32%(f)       5.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                     14%                  20%         35%             28%           18%            28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $303,072,027.


(e) After expense reimbursements. Ratio prior to expense reimbursements for the year ended July 31, 2004 was 0.86%.


(f) Annualized.


(g) Not annualized for periods less than one year.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                  CLASS B
                                          ---------------------------------------------------------------------------------------
                                                                                                   SEVEN MONTHS
                                                           YEAR ENDED JULY 31,                        ENDED           YEAR ENDED
                                          -----------------------------------------------------      JULY 31,        DECEMBER 31,
                                           2004                2003        2002          2001          2000              1999
                                          -------             -------    --------       -------    ------------      ------------
Net asset value, beginning of period      $  7.98             $  8.07    $   8.07       $  7.84      $  7.75           $  8.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.31                0.31        0.32(a)       0.34         0.21(b)           0.35
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 0.03               (0.08)       0.00          0.23         0.08             (0.62)
=================================================================================================================================
    Total from investment operations         0.34                0.23        0.32          0.57         0.29             (0.27)
=================================================================================================================================
Less dividends from net investment
  income                                    (0.30)              (0.32)      (0.32)        (0.34)       (0.20)            (0.35)
=================================================================================================================================
Net asset value, end of period            $  8.02             $  7.98    $   8.07       $  8.07      $  7.84           $  7.75
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              4.28%               2.79%       4.05%         7.46%        3.84%            (3.28)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $69,956             $97,030    $104,150       $86,565      $67,363           $72,256
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets      1.60%(d)(e)         1.57%       1.56%         1.60%        1.61%(f)          1.59%
=================================================================================================================================
Ratio of net investment income to
  average net assets                         3.78%(d)            3.80%       4.04%(a)      4.31%        4.56%(f)          4.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                     14%                 20%         35%           28%          18%               28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $83,682,336.


(e) After expense reimbursements. Ratio prior to expense reimbursements for the year ended July 31, 2004 was 1.61%.


(f) Annualized.


(g) Not annualized for periods less than one year.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                                   SEVEN MONTHS
                                                           YEAR ENDED JULY 31,                        ENDED           YEAR ENDED
                                           ----------------------------------------------------      JULY 31,        DECEMBER 31,
                                            2004                2003       2002          2001          2000              1999
                                           -------             -------    -------       -------    ------------      ------------
Net asset value, beginning of period       $  7.96             $  8.06    $  8.05       $  7.83       $ 7.74            $ 8.35
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.31                0.31       0.32(a)       0.34         0.21(b)           0.35
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.03               (0.09)      0.01          0.22         0.08             (0.61)
=================================================================================================================================
    Total from investment operations          0.34                0.22       0.33          0.56         0.29             (0.26)
=================================================================================================================================
Less dividends from net investment income    (0.30)              (0.32)     (0.32)        (0.34)       (0.20)            (0.35)
=================================================================================================================================
Net asset value, end of period             $  8.00             $  7.96    $  8.06       $  8.05       $ 7.83            $ 7.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                               4.29%               2.67%      4.19%         7.34%        3.85%            (3.16)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $21,391             $25,425    $29,175       $17,889       $8,252            $9,652
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets       1.60%(d)(e)         1.57%      1.56%         1.60%        1.61%(f)          1.59%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                  3.78%(d)            3.80%      4.04%(a)      4.31%        4.56%(f)          4.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                      14%                 20%        35%           28%          18%               28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $23,377,511.


(e) After expense reimbursements. Ratio prior to expense reimbursements for the year ended July 31, 2004 was 1.61%.


(f) Annualized.


(g) Not annualized for periods less than one year.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
                                                                ------------------
Net asset value, beginning of period                                 $   8.16
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.32
----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                         (0.16)
==================================================================================
    Total from investment operations                                     0.16
==================================================================================
Less dividends from net investment income                               (0.30)
==================================================================================
Net asset value, end of period                                       $   8.02
__________________________________________________________________________________
==================================================================================
Total return(a)                                                          2.03%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $167,571
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets                                  0.65%(b)(c)
==================================================================================
Ratio of net investment income to average net assets                     4.73%(b)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(d)                                                 14%
__________________________________________________________________________________
==================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.


(b) Ratios are annualized and based on average daily net assets of $143,814,358.


(c) After expense reimbursements. Ratio prior to expense reimbursements for the year ended July 31, 2004 was 0.72% (annualized).


(d) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Most of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial advisor can help you decide among the various classes. Please contact your financial advisor.

CLASS A(1)           CLASS A3          CLASS B(3)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales    deferred sales    contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(6)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%             1.00%             0.45%             0.50%             0.25%(8)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares    convert to        convert to        convert to        convert to
                       Class A shares    at the end of     Class A shares    Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(4)

- Generally more     - Generally more  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      appropriate       orders limited    appropriate       only available    only available    investors,
  long-term            for short-term    to amount less    for short-term    to retirement     to employee       except as
  investors            investors         than              investors         plans,            benefit           described in
                                         $100,000(5)                         educational       plans(7)          the
                                                                             savings                             "Purchasing
                                                                             programs and                        Shares --
                                                                             wrap programs                       Grandfathered
                                                                                                                 Investors"
                                                                                                                 section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) Any purchase order for Class B shares in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

  must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs, with the exception of traditional IRAs established in connection with the rollover of assets from an employer-sponsored retirement plan in which an AIM fund was offered as an investment option.



(8) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
SALES CHARGES

Sales charges on the AIM funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

       Certain categories of persons are permitted to purchase Class A shares of AIM funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC, and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM fund with AIM fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM funds; and

- when a merger, consolidation, or acquisition of assets of an AIM fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail AIM funds (the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class K and Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM fund account to one or more other AIM fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund. You may invest your dividends and distributions (1) into another AIM fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM fund paying the dividend must be at least $5,000; and (b) in the AIM fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM funds for shares of the same class of one or more other AIM funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following funds (either by selling or exchanging to another AIM fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Emerging Growth Fund
Fund                          AIM International Growth Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Class shares for AIM S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.
REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemp-

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

tion Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the AIM funds generally intend to pay redemption proceeds solely in cash, the AIM funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM fund. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Before requesting an exchange, review the prospectus of the AIM fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM fund.

You may also exchange:

(1) Class A shares of an AIM fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM fund for Investor Class shares of any AIM fund as long as you are eligible to purchase Investor Class shares of any AIM fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class K shares for other Class K shares;

(5) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund or for Class A shares of any AIM fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM fund into which you are exchanging;

- Shares of the AIM fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);
MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Shares must have been held for at least one day prior to the exchange; and
- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM funds or the distributor may modify or terminate this privilege at any time. The AIM fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--11/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.


If you have questions about this fund, another fund in The AIM Family of Funds--registered trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77046-4739

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.



You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------
   AIM Municipal Bond Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     MBD-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                            AIM REAL ESTATE FUND

                                                                     PROSPECTUS

                                                              November 23, 2004


AIM Real Estate Fund seeks to achieve high total return.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the funds. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares -- Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3

Performance Table                                    4

FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------
Fee Table                                            5

Expense Example                                      5

FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisors                                         6

Advisor Compensation                                 6

Portfolio Managers                                   6

OTHER INFORMATION                                    6
------------------------------------------------------
Sales Charges                                        6

Dividends and Distributions                          6

FINANCIAL HIGHLIGHTS                                 7
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4

Purchasing Shares                                  A-5

Redeeming Shares                                   A-7

Exchanging Shares                                 A-10

Pricing of Shares                                 A-12

Taxes                                             A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.


    The fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the fund's portfolio managers to be of comparable quality. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.



    The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.



    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.


    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.


    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.


    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.


    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

    The value of the fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund. Because the fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1996...................................................................   36.44%
1997...................................................................   18.88%
1998...................................................................  -23.16%
1999...................................................................   -3.54%
2000...................................................................   28.25%
2001...................................................................    9.49%
2002...................................................................    8.06%
2003...................................................................   38.33%



    The Class C shares' year-to-date total return as of September 30, 2004 was 15.58%.


    During the period shown in the bar chart, the highest quarterly return was 19.39% (quarter ended December 31, 1996) and the lowest quarterly return was -15.54% (quarter ended September 30, 1998).

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------
(for the periods ended                                SINCE        INCEPTION
December 31, 2003)              1 YEAR     5 YEARS   INCEPTION        DATE
--------------------------------------------------------------------------------------
Class A                                                                12/31/96
  Return Before Taxes             32.63%    14.81%      9.19%
  Return After Taxes on
    Distributions                 31.34     13.18       7.35
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                   21.09     11.82       6.72
Class B                                                                03/03/98
  Return Before Taxes             33.33     14.93       8.27
Class C                                                                05/01/95
  Return Before Taxes             37.33     15.16      12.40
Class R(1)                                                             12/31/96(1)
  Return Before Taxes             39.00     15.76       9.79
Investor Class(2)                 39.19     15.92       9.95           12/31/96(2)
--------------------------------------------------------------------------------------
S&P 500 Index(3)                  28.67     (0.57)     11.13(6)        04/30/95(6)
Morgan Stanley REIT Index(4)      36.74     14.12      13.53(6)        04/30/95(6)
Lipper Real Estate Fund
  Index(5)                        37.21     13.66        N/A           04/30/95(6)
--------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Investor Class will vary.

(1) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class R shares would have different returns because, although the shares are invested in the same portfolio of securities, Class R has a different expense structure. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is April 30, 2004.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is September 30, 2003.
(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Morgan Stanley REIT Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Real Estate Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(4) The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.
(5) The Lipper Real Estate Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Real Estate category.
(6) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
------------------------------------------------------------------------------------------
(fees paid directly from                                                         INVESTOR
your investment)                     CLASS A    CLASS B    CLASS C    CLASS R    CLASS
------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on Purchases
(as a percentage of
offering price)                       4.75%       None       None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)           None(1,2)  5.00%     1.00%       None(3)    None
------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
-------------------------------------------------------------------------------------------
(expenses that are deducted                                                        INVESTOR
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R   CLASS
-------------------------------------------------------------------------------------------
Management Fees                              0.90%     0.90%     0.90%     0.90%     0.90%

Distribution and/or
Service (12b-1) Fees                         0.35      1.00      1.00      0.50      0.25

Other Expenses(5,6)                          0.37      0.37      0.37      0.37      0.37

Total Annual Fund
Operating Expenses(7)                        1.62      2.27      2.27      1.77      1.52
-------------------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other Expenses for Class R and Investor Class shares are based on estimated average net assets for the current fiscal year.

(6) Effective July 1, 2004, the Board of Trustees approved an amendment to the administrative and transfer agency agreements. Other expenses have been restated to reflect the changes in fees under the new agreement.


(7) At the direction of the Board of Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds. Total Annual Fund Operating Expenses net of this arrangement and restated for current agreements in Note 6 above are 1.61%, 2.26%, 2.26%, 1.76% and 1.51% for Cash A, Class B, Class C, Class R
    and Investor Class shares, respectively.



If your account is managed by a financial institution, you may also be charged a transaction or other fee by such financial institution.


    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $632    $  962    $1,314     $2,306
Class B                                      730     1,009     1,415      2,442
Class C                                      330       709     1,215      2,605
Class R                                      180       557       959      2,084
Investor Class                               155       480       829      1,813
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $632     $962     $1,314     $2,306
Class B                                      230      709      1,215      2,442
Class C                                      230      709      1,215      2,605
Class R                                      180      557        959      2,084
Investor Class                               155      480        829      1,813
--------------------------------------------------------------------------------

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Institutional (N.A.), Inc. (INVESCO Alternatives Group division) (the subadvisor) is located at Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, TX 75240. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor and qualified professional asset manager since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION


During the fiscal year ended July 31, 2004, the advisor received compensation of 0.90% of average daily net assets.


PORTFOLIO MANAGERS

The sub-advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Joe V. Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1990.

- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1998.

- James W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1989.

They are assisted by the Real Estate Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Real Estate Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years or period ended 2004, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.



                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                                 YEAR ENDED JULY 31,                    ENDED         YEAR ENDED
                                                    ---------------------------------------------      JULY 31,      DECEMBER 31,
                                                      2004           2003       2002       2001          2000            1999
                                                    --------       --------    -------    -------    ------------    ------------
Net asset value, beginning of period                $  17.50       $  15.25    $ 13.56    $ 13.04      $ 10.61         $ 11.46
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.44(a)        0.45(a)    0.47(a)    0.50         0.30(a)         0.42
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                         3.97           2.24       1.68       0.54         2.38           (0.75)
=================================================================================================================================
    Total from investment operations                    4.41           2.69       2.15       1.04         2.68           (0.33)
=================================================================================================================================
Less dividends from net investment income              (0.50)         (0.44)     (0.46)     (0.52)       (0.25)          (0.52)
=================================================================================================================================
Net asset value, end of period                      $  21.41       $  17.50    $ 15.25    $ 13.56      $ 13.04         $ 10.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        25.46%         18.12%     16.10%      8.23%       25.61%          (2.88)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $418,244       $177,901    $86,411    $28,400      $23,187         $16,279
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        1.65%(c)       1.72%      1.77%      1.63%        1.62%(d)        1.61%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      1.66%(c)       1.72%      1.77%      1.79%        2.05%(d)        1.73%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                2.17%(c)       2.97%      3.25%      3.88%        4.49%(d)        3.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                28%            87%        77%        85%          39%             52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $299,080,683.


(d) Annualized.


(e) Not annualized for periods less than one year.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                 CLASS B
                                              -----------------------------------------------------------------------------
                                                                                               SEVEN MONTHS
                                                           YEAR ENDED JULY 31,                    ENDED         YEAR ENDED
                                              ---------------------------------------------      JULY 31,      DECEMBER 31,
                                                2004           2003       2002       2001          2000            1999
                                              --------       --------    -------    -------    ------------    ------------
Net asset value, beginning of period          $  17.55       $  15.29    $ 13.59    $ 13.07      $ 10.64          $11.48
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.30(a)        0.36(a)    0.38(a)    0.41         0.25(a)         0.32
---------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                   3.99           2.24       1.68       0.53         2.39           (0.72)
===========================================================================================================================
    Total from investment operations              4.29           2.60       2.06       0.94         2.64           (0.40)
===========================================================================================================================
Less dividends from net investment income        (0.36)         (0.34)     (0.36)     (0.42)       (0.21)          (0.44)
===========================================================================================================================
Net asset value, end of period                $  21.48       $  17.55    $ 15.29    $ 13.59      $ 13.07          $10.64
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                  24.66%         17.37%     15.40%      7.42%       25.08%          (3.53)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $174,672       $123,093    $69,557    $16,917      $12,722          $9,839
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                2.30%(c)       2.37%      2.41%      2.36%        2.37%(d)        2.35%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                2.31%(c)       2.37%      2.41%      2.43%        2.70%(d)        2.37%
===========================================================================================================================
Ratio of net investment income to average
  net assets                                      1.52%(c)       2.32%      2.61%      3.15%        3.73%(d)        2.96%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(e)                          28%            87%        77%        85%          39%             52%
___________________________________________________________________________________________________________________________
===========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $156,358,242.


(d) Annualized.


(e) Not annualized for periods less than one year.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                 CLASS C
                                               ----------------------------------------------------------------------------
                                                                                               SEVEN MONTHS
                                                           YEAR ENDED JULY 31,                    ENDED         YEAR ENDED
                                               --------------------------------------------      JULY 31,      DECEMBER 31,
                                                 2004          2003       2002       2001          2000            1999
                                               --------       -------    -------    -------    ------------    ------------
Net asset value, beginning of period           $  17.52       $ 15.26    $ 13.57    $ 13.05      $ 10.62         $ 11.46
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.30(a)       0.36(a)    0.38(a)    0.41         0.25(a)         0.33(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                    3.98          2.24       1.67       0.53         2.39           (0.73)
===========================================================================================================================
    Total from investment operations               4.28          2.60       2.05       0.94         2.64           (0.40)
===========================================================================================================================
Less dividends from net investment income         (0.36)        (0.34)     (0.36)     (0.42)       (0.21)          (0.44)
===========================================================================================================================
Net asset value, end of period                 $  21.44       $ 17.52    $ 15.26    $ 13.57      $ 13.05         $ 10.62
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                   24.64%        17.41%     15.35%      7.43%       25.13%          (3.54)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $116,872       $64,648    $37,733    $22,722      $20,306         $19,992
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                 2.30%(c)      2.37%      2.41%      2.36%        2.37%(d)        2.35%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                 2.31%(c)      2.37%      2.41%      2.43%        2.70%(d)        2.37%
===========================================================================================================================
Ratio of net investment income to average net
  assets                                           1.52%(c)      2.32%      2.61%      3.15%        3.73%(d)        2.96%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(e)                           28%           87%        77%        85%          39%             52%
___________________________________________________________________________________________________________________________
===========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $92,139,727.


(d) Annualized.


(e) Not annualized for periods less than one year.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                INVESTOR CLASS
                                                              ------------------
                                                              SEPTEMBER 30, 2003
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
                                                              ------------------
Net asset value, beginning of period                               $ 18.18
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.39(a)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              3.25
================================================================================
    Total from investment operations                                  3.64
================================================================================
Less dividends from net investment income                            (0.42)
================================================================================
Net asset value, end of period                                     $ 21.40
________________________________________________________________________________
================================================================================
Total return(b)                                                      20.13%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $29,896
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.51%(c)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.54%(c)
================================================================================
Ratio of net investment income to average net assets                  2.31%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                              28%
________________________________________________________________________________
================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $26,336,504.


(d) Not annualized for periods less than one year.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                 CLASS R
                                                              --------------
                                                              APRIL 30, 2004
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                                 JULY 31,
                                                                   2004
                                                              --------------
Net asset value, beginning of period                              $19.34
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.11(a)
----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            2.07
============================================================================
    Total from investment operations                                2.18
============================================================================
Less dividends from net investment income                          (0.11)
============================================================================
Net asset value, end of period                                    $21.41
____________________________________________________________________________
============================================================================
Total return(b)                                                    11.29%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   24
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.72%(c)
----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.73%(c)
============================================================================
Ratio of net investment income to average net assets                2.10%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate(d)                                            28%
____________________________________________________________________________
============================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $13,314.


(d) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Most of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial advisor can help you decide among the various classes. Please contact your financial advisor.

CLASS A(1)           CLASS A3          CLASS B(3)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales    deferred sales    contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(6)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%             1.00%             0.45%             0.50%             0.25%(8)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares    convert to        convert to        convert to        convert to
                       Class A shares    at the end of     Class A shares    Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(4)

- Generally more     - Generally more  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      appropriate       orders limited    appropriate       only available    only available    investors,
  long-term            for short-term    to amount less    for short-term    to retirement     to employee       except as
  investors            investors         than              investors         plans,            benefit           described in
                                         $100,000(5)                         educational       plans(7)          the
                                                                             savings                             "Purchasing
                                                                             programs and                        Shares --
                                                                             wrap programs                       Grandfathered
                                                                                                                 Investors"
                                                                                                                 section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) Any purchase order for Class B shares in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

  must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs, with the exception of traditional IRAs established in connection with the rollover of assets from an employer-sponsored retirement plan in which an AIM fund was offered as an investment option.



(8) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
SALES CHARGES

Sales charges on the AIM funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

       Certain categories of persons are permitted to purchase Class A shares of AIM funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC, and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM fund with AIM fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM funds; and

- when a merger, consolidation, or acquisition of assets of an AIM fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail AIM funds (the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class K and Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM fund account to one or more other AIM fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund. You may invest your dividends and distributions (1) into another AIM fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM fund paying the dividend must be at least $5,000; and (b) in the AIM fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM funds for shares of the same class of one or more other AIM funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following funds (either by selling or exchanging to another AIM fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Emerging Growth Fund
Fund                          AIM International Growth Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Class shares for AIM S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.
REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemp-

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

tion Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the AIM funds generally intend to pay redemption proceeds solely in cash, the AIM funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM fund. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Before requesting an exchange, review the prospectus of the AIM fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM fund.

You may also exchange:

(1) Class A shares of an AIM fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM fund for Investor Class shares of any AIM fund as long as you are eligible to purchase Investor Class shares of any AIM fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class K shares for other Class K shares;

(5) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund or for Class A shares of any AIM fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM fund into which you are exchanging;

- Shares of the AIM fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);
MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Shares must have been held for at least one day prior to the exchange; and
- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM funds or the distributor may modify or terminate this privilege at any time. The AIM fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--11/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.


If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.



You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------
   AIM Real Estate Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     REA-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                        AIM SHORT TERM BOND FUND

                                                                     PROSPECTUS

                                                              NOVEMBER 23, 2004


AIM Short Term Bond Fund seeks to achieve a high level of current income consistent with preservation of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Return                                  2
Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5
Advisor Compensation                                 5
Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5
Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4
Purchasing Shares                                  A-5
Redeeming Shares                                   A-7
Exchanging Shares                                 A-10
Pricing of Shares                                 A-12
Taxes                                             A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, sales person or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income consistent with preservation of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund will attempt to achieve its objective by investing, normally, at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities. These securities may include U.S. Treasury and agency securities, mortgage-backed and asset-backed securities and corporate bonds of varying maturities. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. A fixed income security is considered investment grade if it is either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers believe it to be of comparable credit quality. Under normal market conditions the fund's effective duration and weighted average effective maturity, as estimated by the fund's portfolio managers, will be less than three years.

    The fund may invest up to 15% of its total assets in foreign securities. The fund will not invest in non-U.S. dollar denominated securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for a high level of current income, consistent with their concern for preservation of capital. In analyzing securities for possible investment, the portfolio managers ordinarily look for improving industry and company specific fundamentals, such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement, among other factors. The portfolio managers consider whether to sell a particular security when either of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Fixed income securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a fixed income security to decrease. The longer a fixed income security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    Mortgage-backed and asset-backed securities are subject to different risks from bonds and, as a result, may respond to changes in interest rates differently. If interest rates fall, people refinance or pay off their mortgages ahead of time, which may cause mortgage-backed securities to lose value. If interest rates rise, many people may refinance or prepay their mortgages at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.


    The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association;
(iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so.


    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

The following bar chart shows the performance of the fund's Class C shares. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              ------
2003...................................................................   2.79%



    The Class C shares' year-to-date total return as of September 30, 2004 was 1.41%.


    During the period shown in the bar chart, the highest quarterly return was 1.23% (quarter ended June 30, 2003) and the lowest quarterly return was 0.21% (quarter ended September 30, 2003).

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
(for the periods ended                                             SINCE         INCEPTION
December 31, 2003)                                     1 YEAR     INCEPTION        DATE
------------------------------------------------------------------------------------------
Class C                                                                          08/30/02
  Return Before Taxes                                    2.79%        3.17%
  Return After Taxes on Distributions                    1.86         2.19
  Return After Taxes on Distributions and Sale of
     Fund Shares                                         1.81         2.12
Class A(1)                                                                       08/30/02(1)
  Return Before Taxes                                    2.79         3.17
Class R(1)                                                                       08/30/02(1)
  Return Before Taxes                                    2.79         3.17
------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index(2)             4.10         5.54(5)    08/31/02(5)
Lehman Brothers 1-3 Year Government/Credit Index(3)      2.81         3.70(5)    08/31/02(5)
Lipper Short Investment Grade Debt Fund Index(4)         2.65         3.32(5)    08/31/02(5)
------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C only and after-tax returns for Class A and R will vary.

(1) The returns shown for these periods are the restated historical performance of the fund's Class C shares at the net asset value and reflect the Rule 12b-1 fees applicable to Class C shares. Class A and Class R shares would have different returns because, although the shares are invested in the same portfolio of securities, Class A and Class R have different expense structures. The inception date shown in the table is that of the fund's Class C shares. The inception date of the fund's Class A and Class R shares is April 30, 2004.

(2) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers 1-3 Year Government/Credit Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Short Investment Grade Debt Fund Index (which may or may not include the fund) has been included for comparison to a peer group.


(3) The Lehman Brothers 1-3 Year Government/Credit Index is a subset of the Lehman Brothers Government/Corporate Bond Index that only includes those securities with maturities between one and three years.

(4) The Lipper Short Investment Grade Debt Fund Index is an equally weighted representation of the 30 largest funds that make up the Lipper Short Investment Grade Debt category. These funds invest primarily in investment grade debt issues with dollar-weighted average maturities of less than three years.
(5) The average annual total return given is since the month end closest to the inception date of each class.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------
(fees paid directly from
your investment)                                      CLASS A          CLASS C      CLASS R
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                        2.50              None         None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)                           None(1,2)         None         None(3)
---------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
-----------------------------------------------------
(expenses that are deducted
from fund assets)                                      CLASS A      CLASS C      CLASS R
------------------------------------------------------------------------------------------
Management Fees                                          0.40%        0.40%        0.40%

Distribution and/or Service (12b-1) Fees(5)              0.35         1.00         0.50

Other Expenses(6)                                        0.20         0.20         0.20

Total Annual Fund Operating Expenses                     0.96         1.61         1.11

Waiver(5)                                                0.10         0.40           --

Net Expenses                                             0.86         1.21         1.11
------------------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.

(5) The distributor has contractually agreed to waive 0.10% and 0.40% of Rule 12b-1 distribution plan payments on Class A and Class C shares, respectively. In addition, the fund's advisor has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.85%, 1.20% and 1.10% on Class A, Class C and Class R shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits:
    (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through July 31, 2005.


    At the direction of the Board of Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds. Total Annual Fund Operating Expenses net of these arrangements are 0.85%, 1.20% and 1.10% for Cash A, Class C and Class R shares, respectively.


(6) Other expenses for Class A and Class R shares are based on estimated average net assets for the current fiscal year.



If your account is managed by a financial institution, you may also be charged a transaction or other fee by such financial institution.


    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------
Class A                                           $336     $528      $748      $1,380
Class C                                            223      428       799       1,842
Class R                                            113      353       612       1,352
--------------------------------------------------------------------------------------




    You would pay the following expenses if you did not redeem your shares:



                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------
Class A                                           $336     $528      $748      $1,380
Class C                                            123      428       799       1,842
Class R                                            113      353       612       1,352
--------------------------------------------------------------------------------------

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION


During the fiscal year ended July 31, 2004, the advisor received compensation of 0.40% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1999.

- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.

They are assisted by the Investment Grade Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Short Term Bond Fund are subject to the maximum 2.50% initial sales charge as listed under the heading "AIM Short Term Bond Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Certain purchases of Class R shares may be subject to the deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal year or period ended 2004 and 2003 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                   CLASS A
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
                                                                --------------
Net asset value, beginning of period                                $10.03
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.05(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             (0.00)
==============================================================================
    Total from investment operations                                  0.05
==============================================================================
Less distributions from net investment income                        (0.07)
==============================================================================
Net asset value, end of period                                      $10.01
______________________________________________________________________________
==============================================================================
Total return(b)                                                       0.46%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $6,971
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      0.85%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   0.96%(c)
==============================================================================
Ratio of net investment income to average net assets                  1.92%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                             126%
______________________________________________________________________________
==============================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $3,409,883.


(d) Not annualized for periods less than one year.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                           CLASS C
                                                              ---------------------------------
                                                                               AUGUST 30, 2002
                                                                               (DATE OPERATIONS
                                                              YEAR ENDED        COMMENCED) TO
                                                               JULY 31,            JULY 31,
                                                                 2004                2003
                                                              ----------       ----------------
Net asset value, beginning of period                           $  10.02            $  10.01
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.16(a)             0.12(a)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.08                0.14
===============================================================================================
    Total from investment operations                               0.24                0.26
===============================================================================================
Less distributions:
  Dividends from net investment income                            (0.25)              (0.25)
-----------------------------------------------------------------------------------------------
  Return of capital                                                  --               (0.00)
===============================================================================================
    Total distributions                                           (0.25)              (0.25)
===============================================================================================
Net asset value, end of period                                 $  10.01            $  10.02
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                    2.44%               2.58%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $318,282            $337,480
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.20%(c)            1.20%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.61%(c)            1.60%(d)
===============================================================================================
Ratio of net investment income to average net assets               1.57%(c)            1.28%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                          126%                 88%
_______________________________________________________________________________________________
===============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $344,512,156.


(d) Annualized.


(e) Not annualized for periods less than one year.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
                                                                --------------
Net asset value, beginning of period                                $10.03
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.04(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.01
==============================================================================
    Total from investment operations                                  0.05
==============================================================================
Less distributions from net investment income                        (0.06)
==============================================================================
Net asset value, end of period                                      $10.02
______________________________________________________________________________
==============================================================================
Total return(b)                                                       0.49%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   11
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.10%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.11%(c)
==============================================================================
Ratio of net investment income to average net assets                  1.67%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                             126%
______________________________________________________________________________
==============================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $10,520.


(d) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Most of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial advisor can help you decide among the various classes. Please contact your financial advisor.

CLASS A(1)           CLASS A3          CLASS B(3)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales    deferred sales    contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(6)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%             1.00%             0.45%             0.50%             0.25%(8)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares    convert to        convert to        convert to        convert to
                       Class A shares    at the end of     Class A shares    Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(4)

- Generally more     - Generally more  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      appropriate       orders limited    appropriate       only available    only available    investors,
  long-term            for short-term    to amount less    for short-term    to retirement     to employee       except as
  investors            investors         than              investors         plans,            benefit           described in
                                         $100,000(5)                         educational       plans(7)          the
                                                                             savings                             "Purchasing
                                                                             programs and                        Shares --
                                                                             wrap programs                       Grandfathered
                                                                                                                 Investors"
                                                                                                                 section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) Any purchase order for Class B shares in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

  must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs, with the exception of traditional IRAs established in connection with the rollover of assets from an employer-sponsored retirement plan in which an AIM fund was offered as an investment option.



(8) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
SALES CHARGES

Sales charges on the AIM funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

       Certain categories of persons are permitted to purchase Class A shares of AIM funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC, and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM fund with AIM fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM funds; and

- when a merger, consolidation, or acquisition of assets of an AIM fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail AIM funds (the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class K and Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM fund account to one or more other AIM fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund. You may invest your dividends and distributions (1) into another AIM fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM fund paying the dividend must be at least $5,000; and (b) in the AIM fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM funds for shares of the same class of one or more other AIM funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following funds (either by selling or exchanging to another AIM fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Emerging Growth Fund
Fund                          AIM International Growth Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Class shares for AIM S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.
REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemp-

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

tion Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the AIM funds generally intend to pay redemption proceeds solely in cash, the AIM funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM fund. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Before requesting an exchange, review the prospectus of the AIM fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM fund.

You may also exchange:

(1) Class A shares of an AIM fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM fund for Investor Class shares of any AIM fund as long as you are eligible to purchase Investor Class shares of any AIM fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class K shares for other Class K shares;

(5) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund or for Class A shares of any AIM fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM fund into which you are exchanging;

- Shares of the AIM fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);
MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Shares must have been held for at least one day prior to the exchange; and
- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM funds or the distributor may modify or terminate this privilege at any time. The AIM fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--11/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.


If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.



You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------
   AIM Short Term Bond Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     STB-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                      AIM TOTAL RETURN BOND FUND

                                                                     PROSPECTUS

                                                              NOVEMBER 23, 2004


AIM Total Return Bond Fund seeks to achieve maximum total return consistent with preservation of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------

Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4

Purchasing Shares                                  A-5

Redeeming Shares                                   A-7

Exchanging Shares                                 A-10

Pricing of Shares                                 A-12

Taxes                                             A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, sales person or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve maximum total return consistent with preservation of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


    The fund will attempt to achieve its objective by investing, normally, at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities generally represented by the sector categories within the Lehman Brothers Aggregate Bond Index. These fixed income securities may include U.S. Treasury and agency securities, mortgage-backed and asset-backed securities and corporate bonds of varying maturities. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. A fixed income security is considered investment grade if it is either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers believe it to be of comparable credit quality. Under normal market conditions the fund's effective duration, as estimated by the fund's portfolio managers, will be within +/-1.5 years of that of the Lehman Brothers Aggregate Bond Index and the fund will generally maintain a weighted average effective maturity, as estimated by the fund's portfolio managers, of between three and ten years.


    The fund may invest up to 25% of its total assets in foreign securities. The fund may invest up to 5% of its total assets in non-U.S. dollar denominated securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for maximum total return, consistent with their concern for preservation of capital. In analyzing securities for possible investment, the portfolio managers ordinarily look for improving industry and company specific fundamentals, such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement, among other factors. The portfolio managers consider whether to sell a particular security when either of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Fixed income securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a fixed income security to decrease. The longer a fixed income security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    Mortgage-backed and asset-backed securities are subject to different risks from bonds and, as a result, may respond to changes in interest rates differently. If interest rates fall, people refinance or pay off their mortgages ahead of time, which may cause mortgage-backed securities to lose value. If interest rates rise, many people may refinance or prepay their mortgages at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.


    The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association;
(iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so.


    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................    8.54%
2003...................................................................    5.12%



    The Class A shares' year-to-date total return as of September 30, 2004 was 3.61%.


    During the period shown in the bar chart, the highest quarterly return was 3.70% (quarter ended September 30, 2002) and the lowest quarterly return was -0.11% (quarter ended September 30, 2003).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
(for the periods ended                                    SINCE      INCEPTION
December 31, 2003)                             1 YEAR     INCEPTION    DATE
------------------------------------------------------------------------------
Class A                                                              12/31/01
  Return Before Taxes                            0.12%      4.24%
  Return After Taxes on Distributions           (1.48)      2.61
  Return After Taxes on Distributions and
    Sale of Fund Shares                          0.06       2.63
Class B                                                              12/31/01
  Return Before Taxes                           (0.66)      4.12
Class C                                                              12/31/01
  Return Before Taxes                            3.34       6.03
Class R(1)
  Return Before Taxes                            4.96       6.66     12/31/01(1)
------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index(2)     4.10       7.14(4)  12/31/01(4)
Lipper Intermediate Investment Grade Debt
  Fund Index(3)                                  5.41       6.84(4)  12/31/01(4)
------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

(1) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class R shares would have different returns because, although the shares are invested in the same portfolio of securities, the Class R shares have a different expense structure. The inception date shown in the table is that of the fund's Class A shares. The inception date of the Fund's Class R shares is April 30, 2004.

(2) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. In addition, the Lipper Intermediate Investment Grade Debt Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(3) The Lipper Intermediate Investment Grade Debt Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Intermediate Investment Grade Debt category. These funds invest primarily in investment grade debt issues with average maturities of five to ten years.
(4) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from
your investment)                      CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of
offering price)                         4.75%      None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1,2)   5.00%     1.00%    None(3)
-------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                    CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------
Management Fees                        0.50%     0.50%     0.50%     0.50%

Distribution and/or
Service (12b-1) Fees(5)                0.35      1.00      1.00      0.50

Other Expenses(6)                      0.72      0.72      0.72      0.72

Total Annual Fund
Operating Expenses                     1.57      2.22      2.22      1.72

Waiver(5)                              0.32      0.32      0.32      0.32

Net Expenses(7)                        1.25      1.90      1.90      1.40
--------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.

(5) The distributor has contractually agreed to waive up to 0.10% of Class A shares Rule 12b-1 distribution plan payments to the extent necessary to limit the Total Annual Fund Operating Expenses of Class A shares to 1.25%. Further, the fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.25%, 1.90%, 1.90% and 1.40% of Class A, Class B, Class C, and Class R shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and
    (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. These expense limitation agreements are in effect through July 31, 2005.

(6) Other expenses for Class R shares are based on estimated average net assets for the current fiscal year.

(7) The fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) to 1.00%, 1.65%, 1.65% and 1.15% of Class A, Class B, Class C and Class R shares, respectively. These expense limitation agreements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. Further, at the direction of the Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds.



If your account is managed by a financial institution, you may also be charged a transaction or other fee by such financial institution.


    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------
Class A                        $596        $886       $1,230      $2,200
Class B                         693         931        1,330       2,338
Class C                         293         631        1,130       2,503
Class R                         143         478          872       1,975
-------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------
Class A                        $596        $886       $1,230      $2,200
Class B                         193         631        1,130       2,338
Class C                         193         631        1,130       2,503
Class R                         143         478          872       1,975
-------------------------------------------------------------------------

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION


During the fiscal year ended July 31, 2004, the advisor received compensation of 0.06% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1999.

- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1994.

    They are assisted by the Investment Grade Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Total Return Bond Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years or period ended 2004, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                                 CLASS A
                                                              ---------------------------------------------
                                                                                          DECEMBER 31, 2001
                                                                   YEAR ENDED             (DATE OPERATIONS
                                                                    JULY 31,                COMMENCED) TO
                                                              ---------------------           JULY 31,
                                                               2004          2003               2002
                                                              -------       -------       -----------------
Net asset value, beginning of period                          $ 10.35       $ 10.19            $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.31          0.32(a)           0.18(a)
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.25          0.26              0.23
===========================================================================================================
    Total from investment operations                             0.56          0.58              0.41
===========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.36)        (0.40)            (0.22)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.10)        (0.02)               --
===========================================================================================================
    Total distributions                                         (0.46)        (0.42)            (0.22)
===========================================================================================================
Net asset value, end of period                                $ 10.45       $ 10.35            $10.19
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                  5.45%         5.77%             4.09%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $35,948       $30,336            $9,325
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                1.00%(c)      1.00%             1.00%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements             1.57%(c)      1.54%             3.21%(d)
===========================================================================================================
Ratio of net investment income to average net assets             2.87%(c)      3.07%             3.10%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                        338%          284%              215%
___________________________________________________________________________________________________________
===========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.


(c) Ratios are based on average daily net assets of $32,410,313.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                 CLASS B
                                                              ---------------------------------------------
                                                                                          DECEMBER 31, 2001
                                                                   YEAR ENDED             (DATE OPERATIONS
                                                                    JULY 31,                COMMENCED) TO
                                                              ---------------------           JULY 31,
                                                               2004          2003               2002
                                                              -------       -------       -----------------
Net asset value, beginning of period                          $ 10.35       $ 10.19            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.22          0.24(a)            0.14(a)
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.26          0.27               0.22
===========================================================================================================
    Total from investment operations                             0.48          0.51               0.36
===========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.29)        (0.33)             (0.17)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.09)        (0.02)                --
===========================================================================================================
    Total distributions                                         (0.38)        (0.35)             (0.17)
===========================================================================================================
Net asset value, end of period                                $ 10.45       $ 10.35            $ 10.19
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                  4.67%         4.98%              3.65%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $44,047       $47,655            $14,678
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                1.75%(c)      1.75%              1.75%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements             2.22%(c)      2.19%              3.86%(d)
===========================================================================================================
Ratio of net investment income to average net assets             2.12%(c)      2.32%              2.35%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                        338%          284%               215%
___________________________________________________________________________________________________________
===========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.


(c) Ratios are based on average daily net assets of $45,991,695.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                CLASS C
                                                              -------------------------------------------
                                                                                        DECEMBER 31, 2001
                                                                  YEAR ENDED            (DATE OPERATIONS
                                                                   JULY 31,               COMMENCED) TO
                                                              -------------------           JULY 31,
                                                               2004         2003              2002
                                                              ------       ------       -----------------
Net asset value, beginning of period                          $10.35       $10.19            $10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.22         0.24(a)           0.14(a)
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.26         0.27              0.22
=========================================================================================================
    Total from investment operations                            0.48         0.51              0.36
=========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.29)       (0.33)            (0.17)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.09)       (0.02)               --
=========================================================================================================
    Total distributions                                        (0.38)       (0.35)            (0.17)
=========================================================================================================
Net asset value, end of period                                $10.45       $10.35            $10.19
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 4.67%        4.98%             3.65%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,649       $9,185            $3,045
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements               1.75%(c)     1.75%             1.75%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements            2.22%(c)     2.19%             3.86%(d)
=========================================================================================================
Ratio of net investment income to average net assets            2.12%(c)     2.32%             2.35%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                       338%         284%              215%
_________________________________________________________________________________________________________
=========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.


(c) Ratios are based on average daily net assets of $8,736,816.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                    CLASS R
                                                                ----------------
                                                                 APRIL 30, 2004
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                    JULY 31,
                                                                      2004
                                                                ----------------
Net asset value, beginning of period                                 $10.42
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.08
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.02
================================================================================
    Total from investment operations                                   0.10
================================================================================
Less dividends from net investment income                             (0.08)
================================================================================
Net asset value, end of period                                       $10.44
________________________________________________________________________________
================================================================================
Total return(a)                                                        0.92%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $  108
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                      1.25%(b)
--------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements                   1.39%(b)
================================================================================
Ratio of net investment income to average net assets                   2.62%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                              338%
________________________________________________________________________________
================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns is not annualized for periods less than one year.


(b) Ratios are annualized and based on average daily net assets of $37,832.


(c) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Most of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial advisor can help you decide among the various classes. Please contact your financial advisor.

CLASS A(1)           CLASS A3          CLASS B(3)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales    deferred sales    contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(6)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%             1.00%             0.45%             0.50%             0.25%(8)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares    convert to        convert to        convert to        convert to
                       Class A shares    at the end of     Class A shares    Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(4)

- Generally more     - Generally more  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      appropriate       orders limited    appropriate       only available    only available    investors,
  long-term            for short-term    to amount less    for short-term    to retirement     to employee       except as
  investors            investors         than              investors         plans,            benefit           described in
                                         $100,000(5)                         educational       plans(7)          the
                                                                             savings                             "Purchasing
                                                                             programs and                        Shares --
                                                                             wrap programs                       Grandfathered
                                                                                                                 Investors"
                                                                                                                 section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) Any purchase order for Class B shares in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

  must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs, with the exception of traditional IRAs established in connection with the rollover of assets from an employer-sponsored retirement plan in which an AIM fund was offered as an investment option.



(8) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
SALES CHARGES

Sales charges on the AIM funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

       Certain categories of persons are permitted to purchase Class A shares of AIM funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC, and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM fund with AIM fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM funds; and

- when a merger, consolidation, or acquisition of assets of an AIM fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail AIM funds (the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class K and Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM fund account to one or more other AIM fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund. You may invest your dividends and distributions (1) into another AIM fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM fund paying the dividend must be at least $5,000; and (b) in the AIM fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM funds for shares of the same class of one or more other AIM funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following funds (either by selling or exchanging to another AIM fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Emerging Growth Fund
Fund                          AIM International Growth Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Class shares for AIM S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.
REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemp-

MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

tion Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the AIM funds generally intend to pay redemption proceeds solely in cash, the AIM funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM fund. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Before requesting an exchange, review the prospectus of the AIM fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM fund.

You may also exchange:

(1) Class A shares of an AIM fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM fund for Investor Class shares of any AIM fund as long as you are eligible to purchase Investor Class shares of any AIM fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class K shares for other Class K shares;

(5) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund or for Class A shares of any AIM fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM fund into which you are exchanging;

- Shares of the AIM fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);
MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Shares must have been held for at least one day prior to the exchange; and
- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM funds or the distributor may modify or terminate this privilege at any time. The AIM fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily

                                                                      MCF--11/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--11/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.


If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request
                       by e-mail or download
                       prospectuses, annual or
                       semiannual reports via
                       our website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.



You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------
   AIM Total Return Bond Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     TRB-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                         AIM INVESTMENT SECURITIES FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                          ----------------------------


THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS A3, CLASS B, CLASS C, CLASS R, AND INVESTOR CLASS SHARES, AND AIM CASH RESERVE SHARES, AS APPLICABLE, OF EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY THE "FUNDS") OF AIM INVESTMENT SECURITIES FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS A3, CLASS B, CLASS C, CLASS R, AND INVESTOR CLASS SHARES AND AIM CASH RESERVE SHARES, AS APPLICABLE, OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:





                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                                  OR BY CALLING
                                 (800) 959-4246


                          ----------------------------







THIS STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 23, 2004, RELATES TO THE CLASS A, CLASS A3, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES AND AIM CASH RESERVE SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:



              FUND                                                   DATED
         AIM HIGH YIELD FUND                                  NOVEMBER 23, 2004
           AIM INCOME FUND                                    NOVEMBER 23, 2004
  AIM INTERMEDIATE GOVERNMENT FUND                            NOVEMBER 23, 2004
 AIM LIMITED MATURITY TREASURY FUND                           NOVEMBER 23, 2004
        AIM MONEY MARKET FUND                                 NOVEMBER 23, 2004
       AIM MUNICIPAL BOND FUND                                NOVEMBER 23, 2004
        AIM REAL ESTATE FUND                                  NOVEMBER 23, 2004
      AIM SHORT TERM BOND FUND                                NOVEMBER 23, 2004

     AIM TOTAL RETURN BOND FUND                               NOVEMBER 23, 2004

                         AIM INVESTMENT SECURITIES FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                                                            PAGE
GENERAL INFORMATION ABOUT THE TRUST..........................................................1
        Fund History.........................................................................1
        Shares of Beneficial Interest........................................................1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.....................................4
        Classification.......................................................................4
        Investment Strategies and Risks......................................................4
               Equity Investments............................................................8
               Foreign Investments...........................................................8
               Debt Investments.............................................................10
               Other Investments............................................................17
               Investment Techniques........................................................19
               Derivatives..................................................................24
        Fund Policies.......................................................................31
        Temporary Defensive Positions.......................................................35

MANAGEMENT OF THE TRUST.....................................................................35
        Board of Trustees...................................................................35
        Management Information..............................................................35
               Trustee Ownership of Fund Shares.............................................37
               Factors Considered in Approving the Investment Advisory Agreement............37
        Compensation........................................................................38
               Retirement Plan For Trustees.................................................38
               Deferred Compensation Agreements.............................................39
               Purchase of Class A Shares of the Funds at Net Asset Value...................39
        Codes of Ethics.....................................................................39
        Proxy Voting Policies...............................................................39

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................................40

INVESTMENT ADVISORY AND OTHER SERVICES......................................................40
        Investment Advisor..................................................................40
        Investment Sub-Advisor..............................................................42
        Service Agreements..................................................................43
        Other Service Providers.............................................................43

BROKERAGE ALLOCATION AND OTHER PRACTICES....................................................44
        Brokerage Transactions..............................................................44
        Commissions.........................................................................45
        Brokerage Selection.................................................................45
        Directed Brokerage (Research Services)..............................................46
        Regular Brokers or Dealers..........................................................46
        Allocation of Portfolio Transactions................................................46
        Allocation of Initial Public Offering ("IPO") Transactions..........................47

PURCHASE, REDEMPTION AND PRICING OF SHARES..................................................48
        Purchase and Redemption of Shares...................................................48
        Offering Price......................................................................67
        Redemption In Kind..................................................................69
        Backup Withholding..................................................................69

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS....................................................70
        Dividends and Distributions.........................................................70
        Tax Matters.........................................................................71

DISTRIBUTION OF SECURITIES..................................................................80
        Distribution Plans..................................................................80
        Distributor.........................................................................83

CALCULATION OF PERFORMANCE DATA.............................................................84

REGULATORY INQUIRIES AND PENDING LITIGATION.................................................92



APPENDICIES:

RATINGS OF DEBT SECURITIES.................................................................A-1

TRUSTEES AND OFFICERS......................................................................B-1

TRUSTEE COMPENSATION TABLE.................................................................C-1

PROXY VOTING POLICIES......................................................................D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................................E-1

MANAGEMENT FEES............................................................................F-1

ADMINISTRATIVE SERVICES FEES...............................................................G-1

BROKERAGE COMMISSIONS......................................................................H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE OF SECURITIES OF
REGULAR BROKERS OR DEALERS.................................................................I-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS....................J-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS..............................K-1

TOTAL SALES CHARGES........................................................................L-1

PERFORMANCE DATA...........................................................................M-1

REGULATORY INQUIRIES AND PENDING LITIGATION................................................N-1

FINANCIAL STATEMENTS........................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY


        AIM Investment Securities Fund (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of nine separate portfolios: AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.


        The Trust was originally organized as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization, AIM Limited Maturity Treasury Fund was reorganized on October 15, 1993 as a series portfolio of the Trust. Pursuant to another Agreement and Plan of Reorganization, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund were reorganized on June 1, 2000 as series portfolios of the Trust. In connection with their reorganization as series portfolios of the Trust, the fiscal year end of each of AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund changed from December 31 to July 31. Pursuant to another Agreement and Plan of Reorganization, AIM Real Estate Fund was reorganized on October 29, 2003 as a series portfolio of the Trust.

        AIM Limited Maturity Treasury Fund succeeded to the assets and assumed the liabilities of a series portfolio with a corresponding name (the "Predecessor Fund") of Short-Term Investments Co., a Massachusetts business trust, on October 15, 1993. All historical financial information and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to AIM Limited Maturity Treasury Fund (or a class thereof) is that of the Predecessor Fund (or a corresponding class thereof). AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund succeeded to the assets and assumed the liabilities of series portfolios with corresponding names (the "Predecessor Funds") of AIM Funds Group, a Delaware business trust, on June 1, 2000. All historical financial information and other information contained in this Statement of Additional Information for periods prior to June 1, 2000, relating to AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund or AIM Municipal Bond Fund (or any classes thereof) is that of the Predecessor Funds (or the corresponding classes thereof). AIM Real Estate Fund succeeded to the assets and assumed the liabilities of a series portfolio with a corresponding name (the "Real Estate Predecessor Fund") of AIM Advisor Funds, a Delaware statutory trust, on October 29, 2003. All historical information and other information contained in this Statement of Additional Information for periods prior to October 29, 2003, relating to AIM Real Estate Fund (or a class thereof) is that of the Real Estate Predecessor Fund (or a corresponding class thereof).

SHARES OF BENEFICIAL INTEREST

        Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

        The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

        Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers separate classes of shares as follows:



                                          AIM CASH
                                          RESERVE                                  INSTITUTIONAL  INVESTOR
       FUND          CLASS A  CLASS A3     SHARES    CLASS B   CLASS C   CLASS R      CLASS        CLASS
-------------------- -------- ---------- ----------- --------- --------- --------- ------------  ----------
AIM High Yield Fund     x                               x         x                     X            x
-------------------- -------- ---------- ----------- --------- --------- --------- ------------  ----------
AIM Income Fund         x                               x         x         x                        x
-------------------- -------- ---------- ----------- --------- --------- --------- ------------  ----------
AIM Intermediate
Government Fund         x                               x         x         x                        x
-------------------- -------- ---------- ----------- --------- --------- --------- ------------  ----------
AIM Limited
Maturity Treasury
Fund                    x         x                                                     x
-------------------- -------- ---------- ----------- --------- --------- --------- ------------  ----------
AIM Money Market
Fund                                         x          x         x         x           X            x
-------------------- -------- ---------- ----------- --------- --------- --------- ------------  ----------
AIM Municipal Bond
Fund                    x                               x         x                                  x
-------------------- -------- ---------- ----------- --------- --------- --------- ------------  ----------
AIM Real Estate
Fund                    X                               X         X         X           X            X
-------------------- -------- ---------- ----------- --------- --------- --------- ------------  ----------
AIM Short Term
Bond Fund               X                                         x         X           X
-------------------- -------- ---------- ----------- --------- --------- --------- ------------  ----------
AIM Total Return
Bond Fund               X                               x         x         X           X
-------------------- -------- ---------- ----------- --------- --------- --------- ------------  ----------


        This Statement of Additional Information relates solely to the Class A, Class A3, AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares, if applicable, of the Funds. The Institutional Class shares of the funds, which are discussed in a separate Statement of Additional Information, are intended for use by certain eligible institutional investors and are available to the following:

        - banks and trust companies acting in a fiduciary or similar capacity;

        - bank and trust company common and collective trust funds;

        - banks and trust companies investing for their own account;

        - entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies);

        - retirement plans; and

        - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement.

        Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

        Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.


        Because Class B shares automatically convert to Class A shares, or AIM Cash Reserve Shares with respect to AIM Money Market Fund, at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders, or AIM Cash Reserve shareholders with respect to AIM Money Market Fund, of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.



        Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.


        Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

        The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

        SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

        The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

        The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                         AIM INVESTMENT SECURITIES FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
----------------------------------------------------------------------------------------------------------
       FUND            AIM       AIM        AIM        AIM               AIM       AIM      AIM     AIM
                       HIGH    INCOME   INTERMEDIATE  LIMITED   AIM    MUNICIPAL   REAL     SHORT   TOTAL
SECURITY/              YIELD    FUND     GOVERNMENT  MATURITY  MONEY     BOND     ESTATE    TERM    RETURN
INVESTMENT             FUND                 FUND     TREASURY  MARKET    FUND      FUND     BOND    BOND
TECHNIQUE                                              FUND     FUND                        FUND    FUND
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------

                               EQUITY INVESTMENTS
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Common Stock                                                                        X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Preferred Stock         X         X                                                 X        X       X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Convertible
Securities              X         X                                                 X        X       X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Alternative Entity
Securities                                                                          X
----------------------------------------------------------------------------------------------------------

                               FOREIGN INVESTMENTS
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Foreign Securities      X         X                              X                  X        X       X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Foreign Government
Obligations             X         X                              X                  X        X       X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Foreign Exchange
Transactions            X         X                                                 X                X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------

                     DEBT INVESTMENTS FOR FIXED INCOME FUNDS
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
U.S. Government         X         X          X          X        X        X                  X       X
Obligations
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Rule 2a-7               X         X          X          X        X        X                  X       X
Requirements
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Mortgage-Backed         X         X          X                            X                  X       X
and Asset-Backed
Securities
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Collateralized
Mortgage
Obligations                                                                                          X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Bank Instruments                                                 X                           X       X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Commercial
Instruments                                                      X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Participation
Interests                                                        X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Municipal
Securities              X         X                              X        X                  X       X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Municipal Lease
Obligations                                                               X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Investment Grade
Corporate Debt
Obligations             X         X          X                   X        X                  X       X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Junk Bonds              X         X                                       X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------

                        DEBT INVESTMENTS FOR EQUITY FUNDS
-------------------- ----------------------------------------------------------- -------- ----------------
U.S. Government                                                                     X
Obligations
-------------------- ----------------------------------------------------------- -------- ----------------
Mortgage-Backed                                                                     X
and Asset-Backed
Securities
-------------------- ----------------------------------------------------------- -------- ----------------
Collateralized
Mortgage
Obligations                                                                         X
-------------------- ----------------------------------------------------------- -------- ----------------
Investment Grade
Corporate Debt
Obligations                                                                         X
-------------------- ----------------------------------------------------------- -------- ----------------
Liquid Assets                                                                       X
-------------------- ----------------------------------------------------------- -------- ----------------

                         AIM INVESTMENT SECURITIES FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

----------------------------------------------------------------------------------------------------------
       FUND            AIM       AIM        AIM        AIM               AIM      AIM      AIM     AIM
                       HIGH    INCOME   INTERMEDIATE LIMITED    AIM    MUNICIPAL  REAL     SHORT   TOTAL
SECURITY/              YIELD    FUND     GOVERNMENT  MATURITY  MONEY     BOND     ESTATE   TERM    RETURN
INVESTMENT             FUND                 FUND     TREASURY  MARKET    FUND     FUND     BOND    BOND
TECHNIQUE                                              FUND     FUND                       FUND    FUND
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Junk Bonds                                                                          X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------

                                OTHER INVESTMENTS
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
REITs                   X         X          X          X        X        X         X        X       X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Other Investment
Companies               X         X          X          X        X        X         X        X       X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Defaulted
Securities              X         X                                       X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Municipal Forward
Contracts
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Variable or
Floating Rate
Instruments             X         X                              X                           X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Indexed Securities
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Zero-Coupon and
Pay-in-Kind
Securities              X         X          X                                               X       X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Synthetic
Municipal
Instruments                                                               X
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------

                              INVESTMENT TECHNIQUES
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Delayed Delivery        X          X          X         X        X         X        X        X       X
Transactions
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
When-Issued
Securities              X          X          X         X        X         X        X        X       X
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Short Sales             X          X          X                            X        X        X       X
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Margin
Transactions
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Swap Agreements                    X                                                X        X       X
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Interfund Loans         X          X          X         X        X         X        X        X       X
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Borrowing               X          X          X         X        X         X        X        X       X
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Lending Portfolio
Securities              X          X          X         X        X         X        X        X       X
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Repurchase
Agreements              X          X          X         X        X         X        X        X       X
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Reverse
Repurchase
Agreements              X          X          X         X        X         X        X        X       X
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Dollar Rolls                       X          X                                              X       X
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Illiquid
Securities              X          X          X         X        X         X        X        X       X
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Rule 144A
Securities              X          X          X                  X         X        X        X       X
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Unseasoned Issuers                                                                  X        X       X
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Sale of Money
Market Securities                                                X
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------
Standby
Commitments
------------------- ---------- ---------- ---------- -------- -------- ---------- ------- -------- -------

                                   DERIVATIVES
------------------- ------------- ------ ----------- -------- -------- --------- -------- -------- -------
Equity-Linked                                                                       X
Derivatives
------------------- ------------- ------ ----------- -------- -------- --------- -------- -------- -------
Bundled Securities       X          X
------------------- ------------- ------ ----------- -------- -------- --------- -------- -------- -------
Put Options              X          X        X                                      X        X       X
------------------- ------------- ------ ----------- -------- -------- --------- -------- -------- -------

----------------------------------------------------------------------------------------------------------
       FUND            AIM       AIM        AIM        AIM      AIM      AIM      AIM       AIM     AIM
                       HIGH    INCOME   INTERMEDIATE LIMITED   MONEY  MUNICIPAL   REAL      SHORT   TOTAL
SECURITY/              YIELD    FUND     GOVERNMENT  MATURITY  MARKET    BOND     ESTATE    TERM    RETURN
INVESTMENT             FUND                 FUND     TREASURY   FUND     FUND     FUND      BOND    BOND
TECHNIQUE                                              FUND                                 FUND    FUND
-------------------- --------- --------- ----------- -------- -------- --------- -------- -------- -------
Call Options             X          X        X                            X         X        X       X
------------------- ------------- ------ ----------- -------- -------- --------- -------- -------- -------
Straddles                X          X        X                                      X        X       X
------------------- ------------- ------ ----------- -------- -------- --------- -------- -------- -------
Warrants                 X          X                                               X        X       X
------------------- ------------- ------ ----------- -------- -------- --------- -------- -------- -------
Futures Contracts
and Options on
Futures Contracts        X          X        X                            X         X        X       X
------------------- ------------- ------ ----------- -------- -------- --------- -------- -------- -------
Forward Currency
Contracts                X          X                                               X                X
------------------- ------------- ------ ----------- -------- -------- --------- -------- -------- -------
Cover                    X          X        X                            X         X        X       X
------------------- ------------- ------ ----------- -------- -------- --------- -------- -------- -------

Equity Investments


        COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

        PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

        AIM High Yield Fund will not acquire equity securities, other than preferred stocks, except when (a) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (b) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interests of the same or a different issuer; or (c) in the case of an exchange offer whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

        CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

        The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to a Fund.

        The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Junk Bonds" below.

        ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.


Foreign Investments


        FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers.

Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

        AIM High Yield Fund, AIM Real Estate Fund and AIM Total Return Bond Fund may invest up to 25% of their total assets, AIM Income Fund may invest up to 40% of its total assets, AIM Money Market Fund may invest up to 50% of its total assets and AIM Short Term Bond Fund may invest up to 15% of its total assets in foreign securities; however, AIM Money Market Fund and AIM Short Term Bond Fund may only invest in foreign securities denominated in U.S. dollars. In addition, AIM Total Return Bond Fund may only invest up to 5% of its total assets in foreign securities that are non-U.S. dollar denominated.

        Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

        Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

        Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

        Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

        Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

        Risk of Developing Countries. AIM High Yield Fund, AIM Income Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each invest up to 5% of their total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

        FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds."

        FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

        Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

        The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments


        U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

        RULE 2A-7 REQUIREMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by AIM (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from a NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from a NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Since the Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect their share price. The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.


        AIM Money Market Fund will limit investments in money market obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by the NRSRO, or if unrated, are determined by AIM, the Fund's investment advisor (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. Government securities.


        MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

        There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

        Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

        If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

        COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Total Return Bond Fund and AIM Real Estate Fund may invest in CMOs. These Funds can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


        CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.


        In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

        CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

        FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

        If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

        Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

        Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

        Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

        BANK INSTRUMENTS. AIM Money Market Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

        AIM Money Market Fund may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in the Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

        COMMERCIAL INSTRUMENTS. AIM Money Market Fund intends to invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.


        PARTICIPATION INTERESTS. AIM Money Market Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company ("the Borrower"). The Fund generally will have no right directly to enforce compliance by the borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a member of the Participant and thus the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.


        MUNICIPAL SECURITIES. "Municipal Securities" include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

        Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."

        The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by a Fund will vary from time to time.

        Municipal Securities also include the following securities:

              - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

              - Tax Anticipation Notes are issued by state and local
                governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

              - Revenue Anticipation Notes are issued by governments or
                governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

              - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

        The Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

        Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

        Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities".

        At least 80% of AIM Municipal Bond Fund's total assets will be invested in municipal securities rated within the four highest ratings for municipal obligations by Moody's (Aaa, Aa, A, or Baa), S&P (AAA, AA, A, or BBB), or have received a comparable rating from another NRSRO. The Fund may invest up to 20% of its total assets in municipal securities that are rated below Baa/BBB (or a comparable rating of any other NRSRO) or that are unrated. For purposes of the foregoing percentage limitations, municipal securities (i) which have been collateralized with U.S. Government obligations held in escrow until the municipal securities' scheduled redemption date or final maturity, but (ii) which have not been rated by a NRSRO subsequent to the date of escrow collateralization, will be treated by the Fund as the equivalent of Aaa/AAA rated securities.

        Since the Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

        The Fund may invest in securities which are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.

        Other Considerations. The ability of the Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Fund to meet their obligations for the payment of interest and principal when due. The securities in which the Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

        There is a risk that some or all of the interest received by the Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

        The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

        MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.

        INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund (except AIM Limited Maturity Treasury Fund) may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

        A portion of each Fund's assets may be held in cash and high quality, short-term money market instruments such as certificates of deposit, commercial paper, bankers' acceptances, short-term U.S.

Government obligations, taxable municipal securities, master notes, and repurchase agreements, pending investment in portfolio securities, to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, or for temporary defensive purposes. The Funds, other than AIM High Yield Fund, AIM Income Fund and AIM Municipal Bond Fund, will purchase only investment grade corporate debt securities.

        JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

        Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

        The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

        AIM High Yield Fund, AIM Income Fund and AIM Municipal Bond Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for each Fund to obtain accurate market quotations of valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

        LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

        Descriptions of debt securities ratings are found in Appendix A.

Other Investments

        REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.


        To the extent consistent with their respective investment objectives and policies, each Fund (except AIM Real Estate Fund) may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. AIM Real Estate Fund may invest all of its total assets in equity (common stock, preferred stock, convertible securities) and/or debt securities issued by REITS.


        To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

        In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

        OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

        The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

        DEFAULTED SECURITIES. The Funds may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Funds may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase a Fund's operating expenses and adversely affect its net asset value. Any investments by the Funds in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board.

        VARIABLE OR FLOATING RATE INSTRUMENTS. A Fund may invest in securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.

        ZERO-COUPON AND PAY-IN-KIND SECURITIES. A Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, AIM Short Term Bond Fund and AIM Total Return Bond Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.


        SYNTHETIC MUNICIPAL INSTRUMENTS. AIM believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. AIM Municipal Bond Fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

        All synthetic municipal instruments must meet the minimum quality standards for the Fund's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Fund, AIM considers the creditworthiness of the issuer of the Underlying Bond, the Sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

        The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the Internal Revenue Service has not issued a ruling addressing this issue. In the event the Internal Revenue Service issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Fund on certain synthetic municipal instruments would be deemed to be taxable. The Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.


Investment Techniques

        DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leveraging technique.

        Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

        The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

        A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

        WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

        Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

        Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

        SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

        A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. Each Fund (except for AIM Limited Maturity Treasury Fund and AIM Money Market Fund) may pledge no more than 10% of its total assets as collateral for short sales against the box.

        MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

        SWAP AGREEMENTS. AIM Real Estate Fund, AIM Short Term Bond Fund, AIM Total Return Bond Fund and AIM Income Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

        The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. The Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."


        INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, the Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other

AIM Funds. The ability of the Funds to lend its securities to other AIM Funds is subject to certain other terms and conditions.

        BORROWING. The Funds may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

        LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

        The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

        REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

        If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

        The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

        AIM Limited Maturity Treasury Fund's investment policies permit it to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state income taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements.

        REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements (except AIM Limited Maturity Treasury Fund); or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets (U.S. Treasury obligations in the case of AIM Limited Maturity Treasury
Fund) having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

        DOLLAR ROLLS. AIM Income Fund, AIM Intermediate Government Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. A dollar roll involves the sale of a security, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

        Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time a Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enter into dollar roll transactions on mortgage securities to enhance their return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.


        ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act and thus may or may not constitute illiquid securities.


        Each Fund (except AIM Money Market Fund) may invest up to 15% of its net assets in securities that are illiquid. AIM Money Market Fund may invest up to 10% of its net assets in securities that are illiquid, including repurchase agreements with remaining maturities in excess of seven (7) days. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

        RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

        UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

        SALE OF MONEY MARKET SECURITIES. AIM Money Market Fund does not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, AIM may seek to enhance the yield of the Fund by taking advantage of yield disparities that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure. AIM may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Fund's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover should not adversely affect the Fund's net income.


Derivatives

        AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each invest in forward currency contracts (except for AIM Intermediate Government Fund and AIM Short Term Bond Fund), futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. AIM Real Estate Fund may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. AIM High Yield Fund and AIM Income Fund may also invest in fixed-rate certificates ("TRAINS") that represent fractional undivided interests in the assets of a Targeted Return Index Securities Trust. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).


        AIM Limited Maturity Treasury Fund, AIM Money Market Fund and AIM Municipal Bond Fund may not invest in puts, calls, straddles, spreads or any combination thereof, except, however,

AIM Municipal Bond Fund may purchase and sell options on financial futures contracts and may sell covered call options.

        EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."


        BUNDLED SECURITIES. In lieu of investing directly in securities appropriate for AIM High Yield Fund and AIM Income Fund, the Funds may from time to time invest in trust certificates (such as TRAINS) or similar instruments representing a fractional undivided interest in an underlying pool of such appropriate securities. The Funds will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates. To that extent, such certificates are generally subject to the same risks as the underlying securities. The Funds will examine the characteristics of the underlying securities for compliance with most investment criteria but will determine liquidity with reference to the certificates themselves. To the extent that such certificates involve interest rate swaps or other derivative devices, a Fund may invest in such certificates if the Fund is permitted to engage in interest rate swaps or other such derivative devices.


        PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to write (sell) the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."


        A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.


        Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

        Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

        A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

        If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

        Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

        Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

        A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

        Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

        Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

        The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

        Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

        STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

        A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

        The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

        The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

        Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

        "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

        Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

        If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

        OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

        LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND ON CERTAIN OPTIONS ON CURRENCIES. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

        Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

        FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

        Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

        The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

        Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts.
This process is described in more detail below in the section "Cover."

        COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

        Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

        Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

        GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

        (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

        (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

        (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

        (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

        (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES

        FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM Real Estate Fund is not subject to restriction (4) and only AIM Municipal Bond Fund is subject to restriction (9). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

        (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

        (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

        (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

        (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) with respect to AIM Money Market Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

        AIM Real Estate Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of AIM Real Estate Fund's fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

        (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

        (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

        (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

        (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

        (9) Under normal circumstances, AIM Municipal Bond Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which is exempt from federal income tax under regular tax rules.

        The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the Funds' advisor and, when applicable, the Fund's sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

        NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM Real Estate Fund is not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.

        (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM Money Market Fund with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result,
(i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds, subject to the terms and conditions of any exemptive orders issued by the SEC. In addition, in complying with the fundamental restriction regarding issuer diversification, AIM Municipal Bond Fund will regard each state and political subdivision, agency or instrumentality, and each multi-state agency of which such state is a member, as a separate issuer.

        (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

        (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of AIM Limited Maturity Treasury Fund's fundamental restriction regarding industry concentration, the United States Government shall not be considered an industry.

        (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

        (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

        (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

        (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

           ADDITIONAL NON-FUNDAMENTAL POLICIES.  As non-fundamental policies:

        (1) AIM High Yield Fund normally invests at least 80% of its assets in non-investment grade debt securities, i.e., "junk bonds". For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

        (2) AIM Intermediate Government Fund normally invests at least 80% of its assets in debt securities issued, guaranteed or otherwise backed by the U.S. government. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

        (3) AIM Limited Maturity Treasury Fund normally invests at least 80% of its assets in direct obligations of the U.S. Treasury, including bills, notes, and bonds. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

        (4) AIM Real Estate Fund normally invests at least 80% of its assets in securities of real estate and real estate-related companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

        (5) AIM Short Term Bond Fund normally invests at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

        (6) AIM Total Return Bond Fund normally invests at least 80% of its assets in a diversified portfolio of investment grade fixed income securities generally represented by the sector categories within the Lehman Brothers Aggregate Bond Index. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

        (7) Under normal circumstances, AIM Municipal Bond Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which will not constitute an item of tax preference under the alternative minimum tax rules.

        (8) AIM Municipal Bond Fund will not: invest 25% or more of its assets in (a) securities whose issuers are located in the same state; (b) securities the interest upon which is paid from revenues of similar type projects; or (c) industrial development bonds. The policy described in (b) does not apply, however, if the securities are subject to a guarantee. For securities subject to a guarantee, the Fund does not intend to purchase any such security if, after giving effect to the purchase, 25% or more of the Fund's assets would be invested in securities issued or guaranteed by entities in a particular industry. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

        The Trust has obtained an opinion of Dechert LLP, special counsel to the Trust, that shares of AIM Limited Maturity Treasury Fund are eligible for investment by a federal credit union. In order to ensure that shares of AIM Limited Maturity Treasury Fund meet the requirements for eligibility for investment by federal credit unions, that Fund has adopted the following additional non-fundamental policies:

               (a) The Fund will enter into repurchase agreements only with: (i) banks insured by the Federal Deposit Insurance Corporation (FDIC); (ii) savings and loan associations insured by the FDIC; or (iii) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book-Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase.

               (b) The Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period.

               (c) The Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions.

               (d) The Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.

TEMPORARY DEFENSIVE POSITIONS

        In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or (with the exception of AIM Limited Maturity Treasury Fund) high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


                             MANAGEMENT OF THE TRUST


BOARD OF TRUSTEES


        The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

        The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix B.


        The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee, and the Special Committee Relating to Market Timing Issues.



        The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Funds (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Funds' management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of the Funds; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board's oversight of the Funds' compliance with legal and regulatory requirements that related to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, pre-approving all permissible non-audit services provided to each Fund by its independent auditors; (vi) pre-approving, in accordance with Item

2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent auditors to the Funds' investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, preparing an audit committee report for inclusion in the Fund's annual proxy statement. During the fiscal year ended July 31, 2004, the Audit Committee held nine meetings.



        The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the dis-interested trustees the appointment, compensation and removal of the Fund's Chief Compliance Officer; (ii) recommending to the dis-interested trustees the appointment, compensation and removal of the Fund's Senior Officer appointed pursuant to the terms of an Assurance of Discontinuance from the New York Attorney General that is applicable to AIM and/or INVESCO Funds Group, Inc. (the "Advisors") (the "Senior Officer"); (iii) recommending to the dis-interested trustees the appointment and removal of the Advisors' independent Compliance Consultant appointed pursuant to the terms of the Securities and Exchange Commission's Order Instituting Administrative Proceedings (the "SEC Order") applicable to the Advisors (the "Compliance Consultant"); (iv) receiving all reports from the Chief Compliance Officer, the Senior Officer and the Compliance Consultant that are delivered between meetings of the Board and that are otherwise not required to be provided to the full Board or to all of the dis-interested trustees; (v) overseeing all reports on compliance matters from the Chief Compliance Officer, the Senior Officer and the Compliance Consultant, and overseeing all reports from the third party retained by the Advisors to conduct the periodic compliance review required by the terms of the SEC Order that are required to be provided to the full Board; (vi) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (vii) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Fund or its service providers; and (viii) overseeing potential conflicts of interest that are reported to the Committee by the Advisors, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended July 31, 2004, the Compliance Committee did not meet.



       The members of the Governance Committee are Messrs. Bayley, Crockett (Chair), Dowden (Chair)and Jack M. Fields (Vice Chair), Gerald J. Lewis and Louis S. Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment:
(a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee and the Compliance Committee of the Trust.



        The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended July 31, 2004, the Governance Committee held six meetings.


        Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


        The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended July 31, 2004, the Investments Committee held four meetings.



        The members of the Valuation Committee are Messrs. Dunn, Pennock (Chair) and Soll, and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Funds' portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation Committee:
(i) receives the reports of AIM's internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Procedures"), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM's internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities. During the fiscal year ended July 31, 2004, the Valuation Committee did not meet.



        The members of the Special Committee Relating to Market Timing Issues are Messrs. Crockett, Dowden, Dunn, and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Funds ("market timing") and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended July 31, 2004, the Special Committee Relating to Market Timing issues held six meetings.


Trustee Ownership of Fund Shares

        The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement


        The advisory agreement with AIM (the "Advisory Agreement" for each Fund), and the sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO, Inc." or the "Sub-Advisor") (collectively with AIM, the "Advisors") for AIM Real Estate Fund (the "Sub-Advisory Agreement") (collectively with the Advisory Agreements, "Advisory Agreements") were re-approved for each Fund by the Board at a meeting held on June 8-9, 2004. In evaluating the fairness and reasonableness of the Advisory Agreement, the Board considered a variety of factors for each Fund, as applicable, including: the requirements of each Fund for investment supervisory and administrative services; the quality of the Advisors' services, including a review of each Fund's investment performance, if applicable, and the Advisors' investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to the Advisors' other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and in relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by the Advisors; the Advisors' profitability; the benefits received by the Advisors from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of the Advisors and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and the Advisors.

        In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.


        After consideration of these factors, the Board found that with respect to each Fund: (i) the services provided to the Fund and its shareholders were adequate; (ii) the Advisory Agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the Agreement would have been obtained through arm's length negotiations. The Board therefore concluded that the Advisory Agreements, as applicable, were in the best interests of each Fund and its shareholders and approved the Advisory Agreements.


COMPENSATION

        Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

        Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003 is found in Appendix C.

Retirement Plan For Trustees

        The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

        The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

        Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements


         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


Purchase of Class A Shares of the Funds at Net Asset Value

        The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS


        AIM, the Trust, AIM Distributors and INVESCO Institutional (N.A.), Inc. ("the Sub-Advisor") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.


PROXY VOTING POLICIES


        The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund other than Real Estate Fund to AIM. The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM Real Estate Fund to the Fund's Investment Sub-Advisor. AIM and the Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix D.

        Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.


        Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2004 is available at our Web site, http:/www.AIMinvestments.com. This information is also available at the SEC Web site, http://www.sec.gov.



              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

        AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.


        As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the Sub-Advisor are not exclusive and AIM and the Sub-Advisor are free to render investment advisory services to others, including other investment companies.


        AIM is also responsible for furnishing to each Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by each Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.


        The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.


        AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

        Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:



-------------------------------------------------------------------------------------------------
                   FUND NAME                               NET ASSETS              ANNUAL RATE
------------------------------------------------- ------------------------------ ----------------

AIM High Yield Fund                               First $200 million                   0.625%
                                                  Next $300 million                    0.55%
                                                  Next $500 million                    0.50%
                                                  Amount over $1 billion               0.45%
------------------------------------------------- ------------------------------ ----------------

AIM Income Fund                                   First $200 million                   0.50%
AIM Intermediate Government Fund                  Next $300 million                    0.40%
AIM Municipal Bond Fund                           Next $500 million                    0.35%
                                                  Amount over $1 billion               0.30%
------------------------------------------------- ------------------------------ ----------------

AIM Money Market Fund                             First $1 billion                     0.40%
                                                  Amount over $1 billion               0.35%
------------------------------------------------- ------------------------------ ----------------

AIM Limited Maturity Treasury Fund                First $500 million                   0.20%
                                                  Amount over $500 million             0.175%
------------------------------------------------- ------------------------------ ----------------

AIM Real Estate Fund                              All Assets                           0.90%

------------------------------------------------- ------------------------------ ----------------

AIM Short Term Bond Fund                          All Assets                           0.40%

------------------------------------------------- ------------------------------ ----------------

AIM Total Return Bond                             First $500 million                   0.50%
                                                  Next $500 million                    0.45%
                                                  Amount over $1 billion               0.40%
------------------------------------------------- ------------------------------ ----------------


        AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

        AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's Investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."


        AIM has contractually agreed through July 31, 2005, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, extraordinary items and increases in expenses due to expense offset arrangements, if any) for AIM Total Return Bond Fund's Class A, Class B, Class C and Class R shares to the extent necessary to limit the total operating expenses of Class A shares to 1.25% (e.g., if AIM waives 1.86% of Class A expenses, AIM will also waive 1.86% of Class B, Class C and Class R expenses). Such contractual fee waivers or reductions are set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.




        AIM has contractually agreed through July 31, 2005, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, extraordinary items and increases in expenses due to expense offset arrangements, if any) for AIM Short Term Bond Fund's Class A, Class C and Class R shares to the extent necessary to limit the total operating expenses of Class A, Class C and Class R shares to 0.95%, 1.20% and 1.10% respectively. Such contractual fee waivers or reductions are set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreements between AIM and the Fund.


INVESTMENT SUB-ADVISOR


        AIM has entered into a Sub-Advisory Agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO, Inc.") or (the "Sub-Advisor") to provide investment sub-advisory services to AIM Real Estate Fund.


        INVESCO, Inc. is registered as an investment advisor under the Advisers Act. INVESCO, Inc. believes it has one of the nation's largest discretionary portfolios of tax-exempt accounts (such as pension and profit sharing funds for corporations and state and local governments). Funds are supervised by investment managers who utilize INVESCO, Inc.'s facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.

        AIM and INVESCO, Inc. are indirect wholly owned subsidiaries of AMVESCAP (formerly, AMVESCO PLC and INVESCO PLC).


        For the services to be rendered by INVESCO, Inc. under the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.40% of the Advisor's compensation of the sub-advised assets per year, for AIM Real Estate Fund.



        The management fees payable by the Fund, the amounts waived by AIM and the net fee paid by the Fund for the last three fiscal years ended July 31 are found in Appendix F.



         SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board;
(d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.



        AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS


        ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.



        Administrative services fees paid to AIM by each Fund for the last three fiscal years ended July 31 are found in Appendix G.


OTHER SERVICE PROVIDERS



TRANSFER AGENT. AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust's transfer agent, registrar, and dividend disbursing agent.



        The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. For servicing accounts holding Class A, A3, B, C, K, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS at a rate of $17.08 per open shareholder account plus certain out of pocket expenses, whether such account is serviced directly by AIS or by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the number of open shareholder accounts during each month.


        In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).


        Primerica Shareholder Services, Inc. ("PSS"), 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds), and AIS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Funds.


        CUSTODIANS. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total

Return Bond Fund. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, is custodian of all securities and cash of AIM Limited Maturity Fund, AIM Money Market Fund and AIM Municipal Bond Fund. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York also serves as sub-custodian to facilitate cash management.


        The custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The custodians are responsible for monitoring eligible foreign securities depositories.

        Under their contracts with the Trust, the custodians maintain the portfolio securities of the Funds, administer the purchases and sales of portfolio securities, collect interest and dividends and other distributions made on the securities held in the portfolios of the Funds and perform other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

        AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas 77010-4035, as the independent public accountants to audit the financial statements of the Funds.

        COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

        The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

        AIM or the Sub-Advisor as applicable, makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds (except AIM Real Estate Fund) incur little or no brokerage commission. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

        Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

        Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

        Brokerage commissions paid by each of the Funds during the last three fiscal years ended July 31 are found in Appendix H.


COMMISSIONS

        During the last three fiscal years ended July 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.


        The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.


        Under the 1940 Act, certain persons affiliated with the Trust are prohibited from dealing with the Trust as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Trust from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions. These conditions may restrict the ability of the Funds to purchase municipal securities being publicly underwritten by such syndicate, and the Funds may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Trust may, from time to time, serve as placement agent or financial advisor to an issuer of Municipal Securities and be paid a fee by such issuer. The Funds may purchase such Municipal Securities directly from the issuer, provided that the purchase is reviewed by the Board and a determination is made that the placement fee or other remuneration paid by the issuer to a person affiliated with the Trust is fair and reasonable in relation to the fees charged by others performing similar services.

BROKERAGE SELECTION

        Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

        Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

        The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to provide a more in-depth analysis of a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

        In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.


        AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.


DIRECTED BROKERAGE (RESEARCH SERVICES)


        Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended July 31, 2004 are found in Appendix I.


REGULAR BROKERS OR DEALERS


        Information concerning each Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended July 31, 2004 is found in Appendix I.


ALLOCATION OF PORTFOLIO TRANSACTIONS

        AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

        Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS


         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and, when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:



         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capital/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.


         On occasion, when the Sub-Advisor is purchasing certain thinly-traded securities or shares in an initial public offering for the Funds or other clients, the situation may arise that the Sub-Advisor is unable to obtain sufficient securities to fill the orders of the Funds or all other relevant clients. In that situation, the Sub-Advisor is required to use pro-rata allocation methods that ensure the fair and equitable treatment of all clients. (Such methods may include, for example, pro-rata allocation on each relevant trade, or "rotational" allocation).

         The requirement of pro-rata allocation is subject to limited exceptions
- such as when the Funds or accounts are subject to special investment objectives or size constraints on investment positions.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES


Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund



         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash
Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.


         Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.




CATEGORY I FUNDS

AIM Advantage Health Sciences Fund              AIM Mid Cap Growth Fund
AIM Aggressive Allocation Fund                  AIM Mid Cap Stock Fund
AIM Aggressive Growth Fund                      AIM Moderate Allocation Fund
AIM Asia Pacific Growth Fund                    AIM Multi-Sector Fund
AIM Basic Value Fund                            AIM Opportunities I Fund
AIM Blue Chip Fund                              AIM Opportunities II Fund
AIM Capital Development Fund                    AIM Opportunities III Fund
AIM Charter Fund                                AIM Premier Equity Fund
AIM Conservative Allocation Fund                AIM Select Equity Fund
AIM Constellation Fund                          AIM Small Cap Equity Fund
AIM Core Stock Fund                             AIM Small Cap Growth Fund
AIM Dent Demographic Trends Fund                AIM Small Company Growth Fund
AIM Diversified Dividend Fund                   AIM Technology Fund
AIM Dynamics Fund                               AIM Total Return Fund
AIM Emerging Growth Fund                        AIM Trimark Endeavor Fund
AIM Energy Fund                                 AIM Trimark Fund
AIM European Growth Fund                        AIM Trimark Small Companies Fund
AIM European Small Company Fund                 AIM Utilities Fund
AIM Financial Services Fund                     AIM Weingarten Fund
AIM Global Value Fund
AIM Gold & Precious Metal Fund
AIM Health Sciences Fund
AIM International Core Equity Fund
AIM International Emerging Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Libra Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund



                                                                                    Dealer
                                                  Investor's Sales Charge         Concession
                                                --------------------------      --------------
                                                    As a           As a              As a
                                                 Percentage     Percentage        Percentage
                                                of the Public   of the Net       of the Public
         Amount of Investment in                  Offering        Amount           Offering
          Single Transaction                       Price         Invested            Price
         -----------------------                  --------       --------       ---------------
             Less than $   25,000                   5.50%          5.82%            4.75%
$ 25,000 but less than $   50,000                   5.25           5.54             4.50
$ 50,000 but less than $  100,000                   4.75           4.99             4.00
$100,000 but less than $  250,000                   3.75           3.90             3.00
$250,000 but less than $  500,000                   3.00           3.09             2.50
$500,000 but less than $1,000,000                   2.00           2.04             1.60




         CATEGORY II FUNDS




AIM Balanced Fund                               AIM High Income Municipal Fund
AIM Basic Balanced Fund                         AIM High Yield Fund
AIM Developing Markets Fund                     AIM Income Fund
AIM Global Aggressive Growth Fund               AIM Intermediate Government Fund
AIM Global Equity Fund                          AIM Municipal Bond Fund AIM
AIM Global Growth Fund                          Real Estate Fund
AIM Global Health Care Fund                     AIM Total Return Bond Fund


                                                                                  Dealer
                                                  Investor's Sales Charge       Concession
                                               ----------------------------     ----------
                                                   As a             As a           As a
                                                Percentage      Percentage       Percentage
                                               of the Public     of the Net     of the Public
           Amount of Investment in               Offering         Amount          Offering
             Single Transaction                   Price          Invested           Price
         -------------------------             -------------    -----------     -------------

             Less than $   50,000                   4.75%        4.99%              4.00%
$ 50,000 but less than $  100,000                   4.00         4.17               3.25
$100,000 but less than $  250,000                   3.75         3.90               3.00
$250,000 but less than $  500,000                   2.50         2.56               2.00
$500,000 but less than $1,000,000                   2.00         2.04               1.60




         CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund




                                                                                   Dealer
                                              Investor's Sales Charge            Concession
                                              -----------------------           --------------
                                                  As a           As a               As a
                                               Percentage     Percentage         Percentage
                                              of the Public   of the Net        of the Public
        Amount of Investment in                 Offering        Amount            Offering
          Single Transaction                     Price         Invested             Price
       ------------------------               --------------  -----------       --------------

             Less than $  100,000                  1.00%         1.01%              0.75%
$100,000 but less than $  250,000                  0.75          0.76               0.50
$250,000 but less than $1,000,000                  0.50          0.50               0.40

         AIM SHORT TERM BOND FUND



                                                                                  Dealer
                                                Investor's Sales Charge         Concession
                                             -----------------------------    --------------
                                                  As a          As a              As a
                                               Percentage     Percentage        Percentage
                                              of the Public   of the Net      of the Public
         Amount of Investment in                Offering        Amount          Offering
          Single Transaction                      Price        Invested           Price
        ------------------------              -------------  -------------    -------------
             Less than $  100,000                   2.50           2.56             2.00
$100,000 but less than $  250,000                   2.00           2.04             1.50
$250,000 but less than $  500,000                   1.50           1.52             1.25
$500,000 but less than $1,000,000                   1.25           1.27             1.00

         Beginning on October 31, 2003 Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund was closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II or III Fund and Class A shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Short Term Bond Fund, however, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Short Term Bond Fund by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code"), and (ii) retirement plans that are maintained pursuant to
Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:



                              PERCENT OF PURCHASES


1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million


         If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).



         If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.



         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund on or after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning on February 17, 2003, Class A Shares of a Category I or II Fund or AIM Short Term Bond Fund may not be exchanged for Class A Shares of a Category III Fund.


         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A Shares of the Category I or II Fund or AIM Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning on February 17, 2003, Class A Shares of a Category III Fund may not be exchanged for Class A Shares of another Category III Fund.


         PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AND AIM SHORT TERM BOND FUND AT NAV. For purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):


                              PERCENT OF PURCHASE


0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million

         This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.


         A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.


         With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."


DEFINITIONS



         As used herein, the terms below shall be defined as follows:



         o "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;



         o "Spouse" is the person to whom one is legally married under state law;



         o "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

         o "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;



         o     "Parent" is a person's biological or adoptive mother or father;



         o "Step-child" is the child of one's Spouse by a previous marriage or relationship;



         o     "Step-parent" is the Spouse of a Child's Parent; and



         o "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.



INDIVIDUALS



         o an Individual (including his or her spouse or domestic partner, and children);



         o a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and



         o a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).



EMPLOYER-SPONSORED RETIREMENT PLANS


         o a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

               a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

               b. each transmittal is accompanied by a single check or wire transfer; and

               c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     o Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     o It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     o The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     o If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     o The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     o By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     o To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     o If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

     o If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

     o If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A Shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.


         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any kind will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.



         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.


         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     o    AIM Management and its affiliates, or their clients;


     o Any current or retired officer, director or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds,--Registered Trademark-- and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;



     o Any current or retired officer, director, or employee (and members of their Immediate Family), of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;



     o Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;


     o    Purchases through approved fee-based programs;

     o Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

              a.  a plan's initial investment is at least $1 million;


              b. there are at least 100 employees eligible to participate in the plan; or



              c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that



              d. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and



              e. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;


     o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

     o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

     o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

     o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

     o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;



     o    Shareholders of Investor Class shares of an AIM Fund;


     o    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;


     o Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement; and

     o Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.





         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     o    the reinvestment of dividends and distributions from a Fund;

     o    exchanges of shares of certain Funds; or




     o    a merger, consolidation or acquisition of assets of a Fund.

          PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

          In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense out of its own financial resources or as an expense for which it may be compensated or reimbursed by an AIM Fund under a distribution plan, if applicable, make cash payments to dealer firms as an incentive to sell shares of the funds and/or to promote retention of their customers' assets in the funds. Such cash payments may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the dealer firm during the applicable period. Such cash payments also may be calculated on the average daily net assets of the applicable AIM Fund(s) attributable to that particular dealer ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM Distributors may agree to make such cash payments to a dealer firm in the form of either or both Sales-Based Payments and Asset-Based Payments. AIM Distributors may also make other cash payments to dealer firms in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other amounts as determined in AIM Distributor's discretion. In certain cases these other payments could be significant to the dealer firms. To the extent dealer firms sell more shares of the Funds or cause clients to retain their investment in the Funds, AIM benefits from management and other fees it is paid with respect to those assets. Any payments described above will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. AIM Distributors determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.


Purchases of Class K Shares



         Class K shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase.



         For purchases of Class K shares, AIM Distributors may make the following payments to dealers of record:

                         PERCENT OF CUMULATIVE PURCHASE




                        0.70% of the first $5 million
                        plus 0.45% of amounts in excess of $5 million




         If the dealer of record receives the above payments, the trail commission will be paid out beginning in the 13th month. If no additional fee is paid to financial intermediaries, the trail commission will begin to accrue immediately.



Purchases of Class R Shares


         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds or AIM Short Term Bond Fund, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:


                         Percent of Cumulative Purchases

             0.75% of the first $5 million
             plus 0.50% of amounts in excess of $5 million

         With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

         Investor Class shares are sold at net asset value, and are not subject to an initial sales charge. or to a CDSC. AIM Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately.


Purchases of Institutional Class Shares



         Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.


Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the

AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.


         SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $100 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.


         Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.


         Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares


         A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class K or Class R shares. See the Prospectus for additional information regarding CDSCs.



         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:


          o Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;

          o Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

          o Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

          o Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

          o    Redemptions from private foundations or endowment funds;

          o Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

          o Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchanges of Category I or II Fund or AIM Short Term Bond Fund shares;

          o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

          o Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

          o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

          o Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

          o Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

          o Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

          o Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

          o Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

          o Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

          o Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

          o Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

          o Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

          o Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

          o Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

          CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:


          o Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;


          o    Redemptions following the death or post-purchase disability of
               (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

          o    Certain distributions from individual retirement accounts,
               Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

          o Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

          o Liquidation by the Fund when the account value falls below the minimum required account size of $500; and

          o    Investment account(s) of AIM.

          CDSCs will not apply to the following redemptions of Class C shares:

          o A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

          o A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

          o Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

          o Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

          CDSCs will not apply to the following redemptions of Class R shares:

          o Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

          o Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.


          CDSCs will not apply to the following redemptions of Class K shares:



          o Class K shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him.



General Information Regarding Purchases, Exchanges and Redemptions


         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information an documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.


         AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by a Fund's authorized agent or its designee.


         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.


         For example, at the close of business on July 31, 2004, AIM High Yield Fund - Class A shares had a net asset value per share of $4.31. The offering price, assuming an initial sales charge of 4.75%, therefore was $4.52.



Calculation of Net Asset Value


For AIM Money Market Fund


         The net asset value per share of the Fund is determined daily as of 12:00 noon and the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern time) on a particular day, the net asset value of the Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the number of shares outstanding of that class and rounding the resulting per share net asset value to the nearest one cent. Determination of the net asset value per share is made in accordance with generally accepted accounting principles.


         The Fund uses the amortized cost method to determine its net asset value. Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

         The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

         The Board has established procedures designed to stabilize the Fund's net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations are used to establish net asset value, the net asset value could possibly be more or less than $1.00 per share. AIM Money Market Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

For AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Limited Maturity Treasury Fund, AIM Municipal Bond Fund, AIM Real Estate Fund, AIM Short Term Bond Fund, AIM Total Return Bond Fund


         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.



         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an Evaluated Quote provided by an independent pricing service. Evaluated Quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.


         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Municipal Bond Fund values all variable rate securities with an unconditional demand or put feature exercisable within seven (7) days or less are valued at par, which reflects the market value of such securities.

         Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board.


          Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of a Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.



         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as redemption in kind). A fund may make redemption in kind, for instance, if cash redemption would disrupt its operations or performance. Securities delivered as payment in redemptions in kind will be valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


         It is the present policy of each Fund (except AIM Real Estate Fund) to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         Dividends are declared to shareholders of record immediately prior to the determination of the net asset value of each Fund. For each Fund, except AIM Money Market Fund AIM Cash Reserve Shares purchase orders received prior to noon EST and AIM Real Estate Fund, dividends begin accruing on the first business day after a purchase order for shares of the Fund is effective (settle date), and accrue through and including the day to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday, dividends will begin accruing on Monday (unless Monday is not a business day of the Fund). For AIM Money Market Fund AIM Cash Reserve Shares purchase orders received prior to noon EST, dividends begin accruing on the first business day of the purchase order for shares of the Fund and accrue through the day prior to the redemption order.


         AIM Real Estate Fund makes quarterly distributions of its net investment income typically during the months of March, June, September and December. A portion of the dividends paid by a REIT may be considered return of capital and would not currently be regarded as taxable income to the AIM Real Estate Fund.


         Distributions paid by a Fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A or Class A3 shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than the Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

         Should the Trust incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net asset value per share of the AIM Money Market Fund or the net income per share of a class of the Fund for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of the AIM Money Market Fund was reduced, or was anticipated to be reduced, below $1.00, the Board might suspend further dividend payments on shares of the Fund until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Fund and/or its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.


         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

         A fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has under-distributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.


         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and (for Fund taxable years beginning after October 22, 2004) net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings in order to meet this requirement.



         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, securities of certain publicly traded partnerships (for Fund taxable years beginning after October 22, 2004), and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.



         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.


         Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.


         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).


         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.


          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.


          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.


         AIM Limited Maturity Treasury Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars), even if paid in periodic installments, that are recognized from that contract for the taxable year. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap or of a cap or floor that hedges a debt instrument, under alternative methods contained in the regulations and, in the case of other notional principal contracts, under alternative methods that the IRS may provide in a revenue procedure).

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.


          PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

          SWAP AGREEMENTS. AIM Income Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while such Funds intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Trust as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Trust to qualify as a regulated investment company may limit the extent to which these Funds will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax as a maximum rate of 15% to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.


         Distributions by a Fund that are not made from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of its shares.


         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.




         AIM MUNICIPAL BOND FUND. With respect to interest income that is exempt from federal income tax, the Fund intends to comply with Section 852(b)(5) of the Code, which enables exempt-interest dividends paid by the Fund from exempt interest to be treated as tax-exempt income by shareholders. Interest income that the Fund receives from municipal securities is generally tax-exempt for purposes of the regular income tax and the alternative minimum tax, subject to the exceptions described below.

          Exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986 will generally constitute an item of tax preference for taxpayers that are subject to alternative minimum tax. In addition, exempt-interest dividends derived from all other municipal securities must be taken into account by corporations subject to alternative minimum tax in determining their adjusted current earnings adjustment. Consistent with its stated investment objective, AIM Municipal Bond Fund intends to limit its investments in private activity bonds subject to the alternative minimum tax to no more than 20% of its total assets in any given year.

          Original issue discount on tax-exempt bonds shall be accrued by the Fund as tax-exempt interest (except for a portion thereof in the case of certain stripped tax-exempt bonds), and included in the tax basis of the security for capital gain and loss computation purposes. Any gain or loss from the sale or other disposition of a tax-exempt security is generally treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security.

          Interest on indebtedness incurred by shareholders will not be deductible for federal income tax purposes to the extent the proceeds of the borrowing was used to purchase or carry Fund shares. The purchase of Fund shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Fund shares. Further, certain persons who regularly use facilities financed by municipal securities in their trade or business (or persons related thereto) may be "substantial users" of such facilities and should consult their tax advisors before purchasing Fund shares.

          Income that is exempt from federal income tax or alternative minimum tax is not necessarily exempt from tax under state and local laws. Shareholders should consult their tax advisors as to the treatment of exempt-interest dividends under state and local laws.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to a maximum tax rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustments.

         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".


         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short-term capital gain and of certain types of interest income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution to the extent discussed below. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.



         As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is generally equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.



         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends (including dividends attributable to short-term capital gain and interest) and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


         Foreign shareholders may be subject to U.S. withholding tax on a rate of 30% on the income resulting from the Foreign Tax Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.


         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.


         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of decedents dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.


          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.


         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 10, 2004. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


         Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS


         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class A3 shares, Class B shares, Class C shares, Class R shares and Investor Class shares, if applicable, and AIM Cash Reserve Shares of AIM Money Market Fund (collectively the "Plans").




         Each Fund, pursuant to the its Class A (AIM Cash Reserve Shares for AIM Money Market Fund), Class A3, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.






         FUND                           CLASS A*    CLASS A3     CLASS B     CLASS C    CLASS R
         ----                           --------    --------     -------     -------    -------

AIM High Yield Fund                       0.25%       N/A         1.00%        1.00%        N/A
AIM Income Fund                           0.25        N/A         1.00         1.00        0.50%
AIM Intermediate Government Fund          0.25        N/A         1.00         1.00        0.50
AIM Limited Maturity Treasury Fund        0.15        0.35%        N/A          N/A         N/A
AIM Money Market Fund                     0.25        N/A         1.00         1.00        0.50
AIM Municipal Bond Fund                   0.25        N/A         1.00         1.00         N/A
AIM Real Estate Fund                      0.35        N/A         1.00         1.00        0.50
AIM Short Term Bond Fund                  0.35        N/A          N/A         1.00        0.50
AIM Total Return Bond Fund                0.35        N/A         1.00         1.00        0.50

      *AIM Cash Reserve shares of AIM Money Market Fund



         AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Municipal Bond Fund and AIM Real Estate Fund, pursuant to its Investor Class Plan, pay AIM Distributors an amount necessary to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund.



         All of the Plans compensate or reimburse AIM Distributors, as applicable, for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.



         Amounts payable by a Fund under the Class A (AIM Cash Reserve Shares for AIM Money Market Fund, Class A3, Class B, Class C and Class R Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these plans the Funds will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these plans AIM Distributors will retain the full amount of the fee.



         Amounts payable by AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Municipal Bond Fund and AIM Real Estate Fund under its Investor Class Plan are directly related to the expenses incurred by AIM Distributors on behalf of the Fund, as this Plan obligates the Fund to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund. If AIM Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period exceeds the 0.25% annual cap, under this Plan AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Municipal Bond Fund and AIM Real Estate Fund will not be obligated to pay more than the 0.25% annual cap. If AIM Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period is less than the 0.25% annual cap, under this Plan AIM Distributors is entitled to be reimbursed only for its actual allocated share of expenses.


         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class A3, Class C, Class R or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.


         AIM Distributors has contractually agreed through July 31, 2005, to waive up to 0.10% of average net assets of AIM Total Return Bond Fund's Class A shares Rule 12b-1 distribution plan payments. This contractual fee waiver is set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

         AIM Distributors has contractually agreed through July 31, 2005, to waive 0.10% and 0.40% of average net assets of AIM Short Term Bond Fund's Class A and Class C shares, respectively, Rule 12b-1 distribution plan payments. This contractual fee waiver is set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.


         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class A3, Class B, Class C, Class R and Investor Class shares (0.15% of the average daily net assets of the Class A shares of AIM Limited Maturity Treasury Fund), as applicable, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").


         See Appendix J for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the fiscal year ended July 31, 2004 and Appendix K for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the fiscal year ended July 31, 2004.


         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Class C shares (except for AIM Short Term Bond Fund) will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares (except for AIM Short Term Bond Fund) for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended July 31, are found in Appendix L.


                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000;
                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the
                             beginning of the one, five, or ten year periods);
                n       =    number of years; and
                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment made at the beginning of the one, five and ten year periods at the end of the one, five, or ten year periods (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Class A, Class A3, Class B, Class C and Class R, Investor Class and AIM Cash Reserve shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix M.


         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value; (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; (4) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value; and (5) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value. Standardized total return for AIM Cash Reserve Shares does not reflect a deduction of any sales charge, since that class is sold and redeemed at net asset value.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000;
                U      =   average annual total return assuming payment of
                           only a stated portion of, or none of, the applicable
                           maximum sales load at the beginning of the stated
                           period;
                n      =   number of years; and
                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000;
                V      =   cumulative total return assuming payment of all of,
                           a stated portion of, or none of, the applicable
                           maximum sales load at the beginning of the stated
                           period; and
                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.


         The cumulative total returns for each Fund, with respect to its Class A, Class A3, Class B, Class C and Class R, Investor Class and AIM Cash Reserve shares, if applicable, shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix M.


Calculation of Certain Performance Data

         Funds offering Class A3 or Class R shares may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in each Fund's advertisements and other sales material. If the Fund's Class A3 or Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class A3 and Class R shares. If the Fund's Class A3 or Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Class A3 or Class R shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Class A3 or Class R shares). If the Fund's Class A3 or Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class A3 or Class R shares.

         AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund, AIM Municipal Bond Fund and AIM Real Estate Fund may also use a restated or a blended performance calculation to derive certain performance data shown for their Investor Class shares in this Statement of Additional Information and in the Funds' advertisements and other sales material. If the Funds' Investor Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Class A shares at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Funds' Investor Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Investor Class shares since their inception and the restated historical performance of the Funds' Class A shares (for periods prior to inception of the Investor Class shares) at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Funds' Investor Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Investor Class shares.

         A restated or blended performance calculation may be used to derive (i) the Funds', except for AIM Money Market Fund, standardized average annual total returns over a stated period and (ii) the Funds', except for AIM Money Market Fund, non-standardized cumulative total returns over a stated period.

         A restated or blended performance calculation may be used to derive (i) AIM Money Market Fund's non-standardized average annual total returns over a stated period, and (ii) AIM Money Market Fund's non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotations

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                                        n
                                  P(1+T) =ATV
                                             D


where      P      =    a hypothetical initial payment of $1,000 ;
           T      =    average annual total return (after taxes on
                       distributions);
           n      =    number of years; and
           ATV(D) =    ending value of a hypothetical $1,000 payment made at
                       the beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value; (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (4) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.


         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class A3, Class B, Class C and Investor Class shares, for the one, five, and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix M.


Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                        n
                                  P(1+T) =ATV
                                             DR

where     P         =   a hypothetical initial payment of $1,000;
          T         =   average annual total return (after taxes on
                        distributions and redemption);
          n         =   number of years; and
          ATV(DR)   =   ending value of a hypothetical $1,000 payment made at
                        the beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value; (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (4) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.


         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class A3, Class B, Class C and Investor Class shares, for the one, five, and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix M.


Yield Quotation

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         A Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus a stated tax rate (if only a portion of the Fund's yield was tax-exempt, only that portion would be adjusted in the calculation).

         A Fund may quote its distribution rate, which uses the most recent dividend paid annualized as a percentage of the Fund's offering price.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where          a    =   dividends and interest earned during a stated 30-day
                        period.  For purposes of this calculation, dividends
                        are accrued rather than recorded on the ex-dividend
                        date.  Interest earned under this formula must generally
                        be calculated based on the yield to maturity of each
                        obligation (or, if more appropriate, based on yield to
                        call date).
               b   =    expenses accrued during period (net of reimbursements).
               c   =    the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.
               d   =    the maximum offering price per share on the last day
                        of the period.

         The standard formula for calculating annualized 7-day yield for AIM Money Market Fund is as follows:

                           Y = (V  - V )      x        365
                                 1    0
                               ---------               ---
                                     V                  7
                                      0

         Where    Y    =    annualized yield.

                  V(0) = the value of a hypothetical pre-existing account in the AIM Money Market Fund having a balance of one share at the beginning of a stated seven-day period.
                  V(1) = the value of such an account at the end of the stated period.

         The standard formula for calculating effective annualized yield for the AIM Money Market Fund is as follows:

                                       365/7
                           EY = (Y + 1)      - 1

         Where       EY = effective annualized yield.
                     Y  = annualized yield, as determined above.

         The yield for each Fund, the yield and corresponding tax-equivalent yield for AIM Municipal Bond Fund, and the annualized and effective annualized yield for the AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares of AIM Money Market Fund are found in Appendix M. In addition, the distribution rates for each Fund (other than AIM Money Market Fund) are found in Appendix M.

Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the initial public offering (IPO) market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly increase these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may decrease the Funds' total returns.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:


         Advertising Age                    Forbes                              Nation's Business
         Barron's                           Fortune                             New York Times
         Best's Review                      Hartford Courant                    Pension World
         Bloomberg                          Inc.                                Pensions & Investments
         Broker World                       Institutional Investor              Personal Investor
         Business Week                      Insurance Forum                     Philadelphia Inquirer
         Changing Times                     Insurance Week                      The Bond Buyer
         Christian Science Monitor          Investor's Business Daily           USA Today
         Consumer Reports                   Journal of the American             U.S. News & World Report
         Economist                          Society of CLU & ChFC               Wall Street Journal
         FACS of the Week                   Kiplinger Letter                    Washington Post
         Financial Planning                 Money                               CNN
         Financial Product News             Mutual Fund Forecaster              CNBC
         Financial Services Week                                                PBS
         Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                   Lipper, Inc.
         Bloomberg                           Mutual Fund Values (Morningstar)
         Donoghue's                          Stanger
         Lehman Live                         Weisenberger

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Lehman Brothers High Yield Index
         Lehman Brothers Intermediate U.S. Government and Mortgage Index Lehman Brothers 1-2 year Government Bond Index
         Lehman Brothers 1-3 year Government/Credit Index
         Lehman Brothers Municipal Bond Index
         Lehman Brothers U.S. Credit Index
         Lehman Brothers U.S. Aggregate Bond Index
         Lipper BBB Rated Fund Index
         Lipper General Municipal Debt Fund Index
         Lipper High Yield Bond Fund Index
         Lipper Intermediate Investment Grade Debt Fund Index
         Lipper Intermediate U.S. Government Fund Index
         Lipper Real Estate Fund Index
         Lipper Short Investment Grade Debt Index
         Lipper Short U.S. Treasury Category Average
         Morgan Stanley REIT Index
         Standard & Poor's 500 Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analysis of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                   REGULATORY INQUIRIES AND PENDING LITIGATION



         The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.



         As described in the prospectuses for the AIM Funds, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, and A I M Advisors, Inc. ("AIM"), the investment advisor to the AIM Funds, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.



         In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.



         Ongoing Regulatory Inquiries Concerning IFG and AIM



         IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.



         AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of

Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds.



         Private Civil Actions Alleging Market Timing



         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix N-1.



         All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix N-1. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. This lawsuit is identified in Appendix N-1.



         Private Civil Actions Alleging Improper Use of Fair Value Pricing



         Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix N-2.

         Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees



         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix N-3.



         Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes



         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix N-4.



         Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements



         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix N-5.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS


         Moody's corporate ratings are as follows:


         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1:        Issuers (or supporting institutions) rated Prime-1 have a
superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:        Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:        Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:      Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

         In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

         The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A:   Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

A-1:    This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3:     Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B:       Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C:       This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:       Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

        An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

        Note rating symbols are as follows:

SP-1:   Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:   Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:   Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA:    Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA:     Bonds considered to be investment grade and of very high credit quality.
The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A:      Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:    Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB:   Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B:   Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

         The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1:    Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+."

F-2:    Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3:    Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B:      Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:      Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS


                               As of July 31, 2004


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 114 portfolios in the AIM Funds. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.




 NAME, YEAR OF BIRTH AND       TRUSTEE        PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         OTHER TRUSTEESHIP(s)
POSITION(s) HELD WITH THE       AND/OR                                                              HELD BY TRUSTEE
          TRUST                OFFICER
                                SINCE
-----------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------


Robert H. Graham(1) -- 1946     1988         Director and Chairman, A I M Management Group        None
Trustee, and President                       Inc. (financial services holding company);
                                             Director and Vice Chairman, AMVESCAP PLC and
                                             Chairman of AMVESCAP PLC - AIM
                                             Division (parent of AIM and a
                                             global investment management firm)

                                             Formerly: President and Chief
                                             Executive Officer, A I M Management
                                             Group Inc.; Director, Chairman and
                                             President, A I M Advisors, Inc.
                                             (registered investment advisor);
                                             Director and Chairman, A I M
                                             Capital Management, Inc.
                                             (registered investment advisor),
                                             A I M Distributors, Inc. (registered
                                             broker dealer), AIM Investment
                                             Services, Inc. (registered transfer
                                             agent), and Fund Management Company
                                             (registered broker dealer); and
                                             Chief Executive Officer, AMVESCAP
                                             PLC - Managed Products

Mark H. Williamson(2) -- 1951   2003         Director, President and Chief Executive Officer,     None
Trustee and Executive Vice                   A I M Management Group Inc. (financial services
President                                    holding company); Director, Chairman and
                                             President, A I M Advisors, Inc. (registered
                                             investment advisor); Director, A I M Capital
                                             Management, Inc. (registered investment advisor)
                                             and A I M Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM Investment
                                             Services, Inc. (registered transfer agent), Fund
                                             Management Company (registered broker dealer);
                                             and INVESCO Distributors, Inc. (registered
                                             broker dealer); and Chief Executive Officer,
                                             AMVESCAP PLC - AIM Division (parent of AIM and a
                                             global investment management firm)

                                             Formerly: Director, Chairman, President and
                                             Chief Executive Officer, INVESCO Funds Group,

-----------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.


(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

 NAME, YEAR OF BIRTH AND       TRUSTEE        PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         OTHER TRUSTEESHIP(s)
POSITION(s) HELD WITH THE       AND/OR                                                              HELD BY TRUSTEE
          TRUST                OFFICER
                                SINCE
-----------------------------------------------------------------------------------------------------------------------
                                             Inc.; President and Chief Executive Officer,
                                             INVESCO Distributors, Inc.; Chief Executive
                                             Officer, AMVESCAP PLC - Managed Products;
                                             Chairman and Chief Executive Officer of
                                             NationsBanc Advisors, Inc.; and Chairman of
                                             NationsBanc Investments, Inc.

INDEPENDENT TRUSTEES

Bruce L. Crockett(3) -- 1944    1992         Chairman, Crockett Technology Associates             ACE Limited
Trustee and Chair                            (technology consulting company)                      (insurance company);
                                                                                                  and Captaris, Inc.
                                                                                                  (unified messaging
                                                                                                  provider)

Bob R. Baker - 1936             2003         Retired                                              None
Trustee
                                             Formerly: President and Chief Executive
                                             Officer, AMC Cancer Research Center; and
                                             Chairman and Chief Executive Officer, First
                                             Columbia Financial Corporation

Frank S. Bayley -- 1939         2001         Retired                                              Badgley Funds, Inc.
Trustee                                                                                           (registered
                                             Formerly:  Partner, law firm of Baker & McKenzie     investment company)

James T. Bunch - 1942           2003         Co-President and Founder, Green, Manning & Bunch     None
Trustee                                      Ltd., (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder Insurance
                                             Corporation

Albert R. Dowden -- 1941        2000         Director of a number of public and private           Cortland Trust, Inc.
Trustee                                      business corporations, including the Boss Group,     (Chairman)
                                             Ltd. (private investment and management) and         (registered
                                             Magellan Insurance Company                           investment company);
                                                                                                  Annuity and Life Re
                                             Formerly:  Director, President and Chief             (Holdings), Ltd.
                                             Executive Officer, Volvo Group North America,        (insurance company)
                                             Inc.; Senior Vice President, AB Volvo; and
                                             director of various affiliated Volvo companies

Edward K. Dunn, Jr. -- 1935     1998         Retired                                              None

Trustee                                      Formerly: Chairman, Mercantile Mortgage Corp.;
                                             President and Chief Operating Officer,
                                             Mercantile-Safe Deposit & Trust Co.; and
                                             President, Mercantile Bankshares Corp.


------------------

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

 NAME, YEAR OF BIRTH AND       TRUSTEE        PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         OTHER TRUSTEESHIP(s)
POSITION(s) HELD WITH THE       AND/OR                                                              HELD BY TRUSTEE
          TRUST                OFFICER
                                SINCE
-----------------------------------------------------------------------------------------------------------------------
Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century        Administaff; and
Trustee                                      Group, Inc. (government affairs company) and         Discovery Global
                                             Texana Timber LP (sustainable forestry company)      Education Fund
                                                                                                  (non-profit)

Carl Frischling -- 1937         1990         Partner, law firm of Kramer Levin Naftalis and       Cortland Trust, Inc.
Trustee                                      Frankel LLP                                          (registered
                                                                                                  investment company)

Gerald J. Lewis - 1933          2003         Chairman, Lawsuit Resolution Services (San           General Chemical
Trustee                                      Diego, California)                                   Group, Inc.

                                             Formerly:  Associate Justice of the California
                                             Court of Appeals

Prema Mathai-Davis -- 1950      1998         Formerly: Chief Executive Officer, YWCA of the       None
Trustee                                      USA

Lewis F. Pennock -- 1942        1988         Partner, law firm of Pennock & Cooper                None
Trustee


Ruth H. Quigley -- 1935         2001         Retired                                              None
Trustee

Louis S. Sklar -- 1939          1990         Executive Vice President, Development and            None
Trustee                                      Operations, Hines Interests Limited Partnership
                                             (real estate development company)

Larry Soll - 1942               2003         Retired                                              None
Trustee

 NAME, YEAR OF BIRTH AND       TRUSTEE        PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         OTHER TRUSTEESHIP(s)
POSITION(s) HELD WITH THE       AND/OR                                                              HELD BY TRUSTEE
          TRUST                OFFICER
                                SINCE
-----------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Lisa O. Brinkley(4) -- 1959       2004       Senior Vice President, A I M Management Group              N/A
Senior Vice President and                    Inc. (financial services holding company) and
Chief Compliance Officer                     Senior Vice President and Chief Compliance
                                             Officer of A I M Advisors, Inc.; Vice President
                                             and Chief Compliance Officer of A I M Capital
                                             Management, Inc. and A I M Distributors, Inc.;
                                             Vice President of AIM Investment Services, Inc.
                                             and Fund Management Company

                                             Formerly:  Senior Vice President and Compliance
                                             Director, Delaware Investments Family of Funds


Kevin M. Carome - 1956 Senior    2003        Director, Senior Vice President, Secretary and             N/A
Vice President, Chief Legal                  General Counsel, A I M Management Group Inc.
Officer and Secretary                        (financial services holding company) and A I M
                                             Advisors, Inc.; Director and Vice President,
                                             INVESCO Distributors, Inc.; Vice President,
                                             A I M Capital Management, Inc., A I
                                             M Distributors, Inc. and AIM
                                             Investment Services, Inc.; and
                                             Director, Vice President and
                                             General Counsel, Fund Management
                                             Company

                                             Formerly:  Senior Vice President and General
                                             Counsel, Liberty Financial Companies, Inc.; and
                                             Senior Vice President and General Counsel,
                                             Liberty Funds Group, LLC

Robert G. Alley - 1948              2004     Managing Director, Chief Fixed Income Officer              N/A
Vice President                               and Senior Investment Officer, A I M Capital
                                             Management, Inc. and Vice President, A I M
                                             Advisors, Inc.

Stuart W. Coco -- 1955  Vice        2002     Managing Director and Director of Money Market             N/A
President                                    Research and Special Projects, A I M Capital
                                             Management, Inc.; and Vice President, A I M
                                             Advisors, Inc.

Sidney M. Dilgren -- 1961           2004     Vice President and Fund Treasurer, A I M                   N/A
Vice President and Treasurer                 Advisors, Inc.

                                             Formerly:  Senior Vice President, AIM Investment
                                             Services, Inc. and Vice President, A I M
                                             Distributors, Inc.


-------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

 NAME, YEAR OF BIRTH AND       TRUSTEE        PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         OTHER TRUSTEESHIP(s)
POSITION(s) HELD WITH THE       AND/OR                                                              HELD BY TRUSTEE
          TRUST                OFFICER
                                SINCE
-----------------------------------------------------------------------------------------------------------------------
Karen Dunn Kelley -- 1960        1992        Director of Cash Management, Managing Director     NA
Vice President                               and Chief Cash Management Officer, A I M Capital
                                             Management, Inc., Director and President, Fund
                                             Management Company; and Vice President, A I M
                                             Advisors, Inc.

Edgar M. Larsen --  1940            2002     Director and Executive Vice President, A I M       N/A
Vice President                               Management Group Inc.; Director and Senior Vice
                                             President, A I M Advisors, Inc.; and Director,
                                             Chairman, President, Director of
                                             Investments, Chief Executive
                                             Officer and Chief Investment
                                             Officer, A I M Capital Management,
                                             Inc.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2003


     NAME OF TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES             AGGREGATE DOLLAR RANGE OF EQUITY
                                                 PER FUND                           SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                                                                    TRUSTEE IN THE AIM FAMILY OF
                                                                                    Funds --Registered Trademark--
-------------------------------------------------------------------------------------------------------------------
Robert H. Graham            High Yield                  $50,001 - $100,000                 Over $100,000
                            Limited Maturity Treasury        Over $100,000
                            Municipal Bond                   Over $100,000

Mark H. Williamson                                - 0 -                                    Over $100,000

Bob R. Baker                High Yield                         $1 - $10,000                Over $100,000
                            Income                             $1 - $10,000
                            Intermediate Government            $1 - $10,000
                            Money Market                       $1 - $10,000
                            Municipal Bond                     $1 - $10,000
                            Real Estate                        $1 - $10,000

Frank S. Bayley             Income                        $10,001 - $50,000              $50,001 - $100,000

James T. Bunch              High Yield                         $1 - $10,000                Over $100,000
                            Income                             $1 - $10,000
                            Intermediate Government            $1 - $10,000
                            Money Market                       $1 - $10,000
                            Municipal Bond                     $1 - $10,000
                            Real Estate                        $1 - $10,000
Bruce L. Crockett                                 - 0 -                                  $10,001 - $50,000

Albert R. Dowden            High Yield                    $10,001 - $50,000                Over $100,000

Edward K. Dunn, Jr.         High Yield                        $1 - $10,000                Over $100,000(5)
                            Money Market                     Over $100,000
Jack M. Fields                                    - 0 -                                   Over $100,000(5)

Carl Frischling             High Yield                   $10,001 - $50,000                Over $100,000(5)


Gerald J. Lewis             High Yield                         $1 - $10,000              $50,001 - $100,000
                            Income                             $1 - $10,000
                            Intermediate Government            $1 - $10,000
                            Money Market                       $1 - $10,000
                            Municipal Bond                     $1 - $10,000
                            Real Estate                        $1 - $10,000


------------

(5) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

     NAME OF TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES             AGGREGATE DOLLAR RANGE OF EQUITY
                                                 PER FUND                           SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                                                                    TRUSTEE IN THE AIM FAMILY OF
                                                                                    Funds --Registered Trademark--
-------------------------------------------------------------------------------------------------------------------

Prema Mathai-Davis                                - 0 -                                    $1 - $10,000(5)

Lewis F. Pennock            High Yield                        $1 - $10,000               $50,001 - $100,000

Ruth H. Quigley                                    -0-                                      $1 - $10,000


Louis S. Sklar                                    - 0 -                                   Over $100,000(5)

Larry Soll                  High Yield                         $1 - $10,000                 Over $100,000
                            Income                             $1 - $10,000
                            Intermediate Government            $1 - $10,000
                            Money Market                       $1 - $10,000
                            Municipal Bond                     $1 - $10,000
                            Real Estate                        $1 - $10,000



-------------



(5) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEES COMPENSATION TABLE


         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003:


                                                              RETIREMENT       ESTIMATED
                                            AGGREGATE          BENEFITS          ANNUAL                TOTAL
                                        COMPENSATION FROM       ACCRUED        BENEFITS             COMPENSATION
                                               THE              BY ALL           UPON               FROM ALL AIM
              TRUSTEE                        TRUST(1)        AIM FUNDS(2)     RETIREMENT(3)            FUNDS(4)
        ---------------------------------------------------------------------------------------------------------
         Bob R. Baker(5)                     $  9,593           $ 32,635         $114,131             $ 154,554
         Frank S. Bayley                       11,951            131,228           90,000               159,000
         James T. Bunch(5)                      9,593             20,436           90,000               138,679
         Bruce L. Crockett                     11,951             46,000           90,000               160,000
         Albert R. Dowden                      11,951             57,716           90,000               159,000
         Edward K. Dunn, Jr.                   11,951             94,860           90,000               160,000
         Jack M. Fields                        11,951             28,036           90,000               159,000
         Carl Frischling(6)                    11,880             40,447           90,000               160,000
         Gerald J. Lewis(5)                     9,593             20,436           90,000               142,054
         Prema Mathai-Davis                    11,951             33,142           90,000               160,000
         Lewis F. Pennock                      11,951             49,610           90,000               160,000
         Ruth H. Quigley                       11,951            126,050           90,000               160,000
         Louis S. Sklar                        11,951             72,786           90,000               160,000
         Larry Soll(5)                          9,593             48,830          108,090               140,429



(1) Amounts shown are based on the fiscal year ended July 31, 2004. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended July 31, 2004, including earnings, was $44,349.



(2) During the fiscal year ended July 31, 2004, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $37,831.



(3) Amounts assume each trustee serves until his or her normal retirement date.



(4) All trustees currently serve as trustees of nineteen registered investment companies advised by AIM.



(5) Messrs. Baker, Bunch and Lewis and Dr. Soll were elected as trustees of the Trust on October 21, 2003.



(6) During the fiscal year ended July 31, 2004, the Trust paid $53,351 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                              PROXY VOTING POLICIES


                         (as amended September 16, 2004)




A.       PROXY POLICIES



         Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.



         I.       BOARDS OF DIRECTORS



                  A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.



                  There are some actions by directors that should result in votes being withheld. These instances include directors who:



                  - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;



                  - Attend less than 75 percent of the board and committee meetings without a valid excuse;



                  - Implement or renew a dead-hand or modified dead-hand poison pill;



                  - Sit on the boards of an excessive number of companies;



                  - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;



                  - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or



                  - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.



                  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:



                  - Long-term financial performance of the target company relative to its industry;



                  -        Management's track record;



                  -        Portfolio manager's assessment;



                  -        Qualifications of director nominees (both slates);



                  - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and



                  -        Background to the proxy contest.

         II.      INDEPENDENT AUDITORS



                  A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:



                  - It is not clear that the auditors will be able to fulfill their function;



                  - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



                  - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.



         III.     COMPENSATION PROGRAMS



                  Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.



                  - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.



                  - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.



                  - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.



                  - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.



                  - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.



         IV.      CORPORATE MATTERS



                  We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.



                  - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.



                  - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.



                  - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

                  - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.



         V.       SHAREHOLDER PROPOSALS



                  Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.



                  - We will generally abstain from shareholder social and environmental proposals.



                  - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.



                  - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.



                  - We will generally vote for proposals to lower barriers to shareholder action.



                  - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).



                  VI.      OTHER



                  - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



                  - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.



                  - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.



                  AIM's proxy policies, and the procedures noted below, may be amended from time to time.



B.       PROXY COMMITTEE PROCEDURES



         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.



         The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.



         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.



         In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:



         1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.



         2. AIM will not publicly announce its voting intentions and the reasons therefore.



         3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.



         4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.



C.       BUSINESS/DISASTER RECOVERY



         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.



D.       RESTRICTIONS AFFECTING VOTING



         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.



E.       CONFLICTS OF INTEREST



         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.



         In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

         To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.



F.       FUND OF FUNDS



         When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

         The Proxy Voting Policies applicable to AIM Real Estate Fund follow:

                                 GENERAL POLICY

         INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

         As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

         INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

         INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

                                   BACKGROUND

         ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

         Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

         In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

         In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

         In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

         In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.


                               PROXY VOTING POLICY

         Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.


                                 PROXY COMMITTEE

         The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

         The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.


                                  PROXY MANAGER

         The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

         The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.


                              CONFLICTS OF INTEREST

         In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

         Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

         In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

         In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

         Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.


                             PROXY VOTING PROCEDURES

The Proxy Manager will:

         -        Vote proxies;

         - Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

         - Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

         - If requested, provide to clients a report of the proxies voted on their behalf.


                             PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

         I.       CORPORATE GOVERNANCE

                  INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

                  INVESCO will generally vote FOR

                  -        Annual election of directors

                  -        Appointment of auditors

                  - Indemnification of management or directors or both against negligent or unreasonable action

                  -        Confidentiality of voting

                  -        Equal access to proxy statements

                  -        Cumulative voting

                  -        Declassification of Boards

                  -        Majority of Independent Directors

                  INVESCO will generally vote AGAINST

                  - Removal of directors from office only for cause or by a supermajority vote

                  -        "Sweeteners" to attract support for proposals

                  -        Unequal voting rights proposals ("superstock")

                  -        Staggered or classified election of directors

                  - Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

                  - Proposals to vote unmarked proxies in favor of management

                  -        Proposals to eliminate existing pre-emptive rights

         II.      TAKEOVER DEFENSE AND RELATED ACTIONS

                  INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

                  INVESCO will generally vote FOR

                  -        Fair price provisions

                  - Certain increases in authorized shares and/or creation of new classes of common or preferred stock

                  -        Proposals to eliminate greenmail provisions

                  -        Proposals to eliminate poison pill provisions

                  - Proposals to re-evaluate or eliminate in-place "shark repellents"

                  INVESCO will generally vote AGAINST

                  - Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

                  - Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

         III.     COMPENSATION PLANS

                  INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

                  INVESCO  will generally vote FOR

                  - Stock option plans and/or stock appreciation right plans

                  - Profit incentive plans provided the option is priced at 100% fair market value

                  - Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

                  -        Profit sharing, thrift or similar savings plans

                  INVESCO will generally vote AGAINST

                  - Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

                  - Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

                  - Proposals creating an unusually favorable compensation structure in advance of a sale of the company

                  - Proposals that fail to link executive compensation to management performance

                  - Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

                  - Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

                  - Adoption of a stock purchase plan at less than 85% of fair market value

         IV.      CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

                  INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

                  INVESCO will generally vote FOR

                  - Proposals to reincorporate or reorganize into a holding company

                  - Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

                  INVESCO will generally vote AGAINST

                  - Proposals designed to discourage mergers and acquisitions in advance

                  - Proposals to change state of incorporation to a state less favorable to shareholders' interests

                  - Reincorporating in another state to implement anti-takeover measures

         V.       SOCIAL RESPONSIBILITY

                  INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

                  INVESCO will generally vote FOR

                  -        International Labor Organization Principles

                  - Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

                  -        Expanding EEO/Social Responsibility Reporting


                                 RECORD KEEPING

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

       To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.


         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.



         All information listed below is as of November 1, 2004.


AIM HIGH YIELD FUND


                                                                                       INVESTOR      INSTITUTIONAL
                                            CLASS A        CLASS B      CLASS C         CLASS           CLASS
                                             SHARES         SHARES      SHARES          SHARES          SHARES
                                          -----------    -----------    --------      ----------     -------------
NAME AND ADDRESS OF                        PERCENTAGE     PERCENTAGE    PERCENTAGE    PERCENTAGE      PERCENTAGE
PRINCIPAL HOLDER                            OWNED OF       OWNED OF      OWNED  OF     OWNED OF        OWNED OF
                                             RECORD         RECORD        RECORD       RECORD          RECORD
------------------------------------       -----------    -----------   -----------   ----------     ----------

AIM Aggressive Asset Allocation
Fund

Omnibus Account                              --              --             --           --               18.87%
C/O A I M Advisors, Inc.
11 E. Greenway Plaza, Suite 100
Houston, TX  77046-1113

AIM Moderate Asset Allocation Fund
Omnibus Account                               --              --              --            --            81.04%
C/O A I M Advisors, Inc.
11 E. Greenway Plaza, Ste 100
Houston, TX  77046-1113


Citigroup Global Markets House Acct.          --            6.75%            6.28%          --             --
Attn:  Cindy Tempesta, 7th Floor
333 West 34th St.
New York, NY  10001-2402

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                    --            7.33%            7.24%          --              --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

AIM INCOME FUND


                                                                                                       INVESTOR
                                            CLASS A        CLASS B       CLASS C       CLASS R          CLASS
                                             SHARES         SHARES        SHARES        SHARES          SHARES
                                           ----------     ----------    ----------    ----------      ----------
NAME AND ADDRESS OF                        PERCENTAGE     PERCENTAGE    PERCENTAGE    PERCENTAGE      PERCENTAGE
PRINCIPAL HOLDER                            OWNED OF       OWNED OF      OWNED OF      OWNED OF        OWNED OF
                                             RECORD         RECORD        RECORD        RECORD          RECORD
---------------------------------------    ----------     ----------    ----------    ----------      ----------
Citigroup Global Markets House                5.76%            --            --            --              --
Attn:  Cindy Tempesta 7th A
333 West 34th Street
New York, NY   10001-2402


Cortina Tool & Molding Co.
Attn:  Michael Giannelli
912 Tamer Ln                                    --             --            --          5.55%               %
Glenview, IL 60025-3767

D & L Manufacturing Inc. 401K PSP
Lee Eslicker TTEE
Omnibus Account                                 --             --            --          5.67%             --
P. O. Box 52427
Tulsa, OK  74152-0427

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                      --           5.31%         7.30%           --              --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

                                                                                                       INVESTOR
                                            CLASS A        CLASS B       CLASS C        CLASS R         CLASS
                                             SHARES         SHARES        SHARES        SHARES          SHARES
                                           ----------     ----------    ----------    ----------      ----------
                                           PERCENTAGE     PERCENTAGE    PERCENTAGE    PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                         OWNED OF       OWNED OF      OWNED OF      OWNED OF        OWNED OF
PRINCIPAL HOLDER                             RECORD         RECORD        RECORD        RECORD          RECORD
---------------------------------------    ----------     ----------    ----------    ----------      ----------

Reliance Trust Company
Custodian
FBO Continental Products Inc.                --               --            --           9.20%             --
401(K) Plan
P.O. Box 48529
Atlanta, GA  30362-1529

AIM INTERMEDIATE GOVERNMENT FUND



                                                                                                      INVESTOR
                                            CLASS A       CLASS B       CLASS C        CLASS R         CLASS
                                             SHARES        SHARES        SHARES        SHARES          SHARES
                                          -----------    ----------    ----------    ----------      ----------
                                           PERCENTAGE    PERCENTAGE    PERCENTAGE    PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                         OWNED OF      OWNED OF      OWNED OF      OWNED OF        OWNED OF
PRINCIPAL HOLDER                             RECORD        RECORD        RECORD        RECORD          RECORD
---------------------------------------   -----------    ----------    ----------    ----------      ----------

AMVESCAP Nat'l. Trust Company TTEE
FBO Big Horn Basin
Orthopedic Clinic PC                           --             --             --        12.57%              --
401K Profit Sharing Plan
P. O. Box 105779
Atlanta, GA  30348-5779

Cecille Stell Pulitzer 7/19/91
Cecille Stell Pulitzer TTE U/I
Revoc Trust                                    --             --             --           --             8.43%
c/o St. Louis Post-Dispatch
900 N. Tucker Blvd
St. Louis, MO  63101-1069

Charles Schwab & Co. Inc.
Special Custody FBO Customers
(SIM)                                          --             --             --           --            10.43%
ATTN:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                   15.55%        10.15%         21.75%        9.45%              --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

AIM LIMITED MATURITY TREASURY FUND


                                                                       INSTITUTIONAL
                                            CLASS A        CLASS A3        CLASS
                                             SHARES         SHARES        SHARES
                                           ----------     ----------   -------------
                                           PERCENTAGE     PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                         OWNED OF       OWNED OF      OWNED  OF
PRINCIPAL HOLDER                             RECORD         RECORD        RECORD
---------------------------------------    ----------     ----------   -------------

AIM Conservative Asset Allocation              --             --          65.73%
Fund Omnibus Account
C/O A I M Advisors, Inc.
11 E. Greenway Plaza, Suite 100
Houston, TX  77046-1113

ESOR & Co.
Attn:  Trust Operations - Lynn Knight          --             --           7.15%
P.O. Box 19006
Green Bay, WI 54307-9006

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                   8.82%            --             --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

MUIR & Co.
c/o Frost                                      --             --          14.45%
P.O. Box 2479
San Antonio, TX 78298-2479

FIIOC Agent
Employee Benefit Plans                          %             --           8.58%
100 Magellan Way KWIC
Covington, KY  41015-1987


AIM MONEY MARKET FUND



                                            AIM CASH                                                   INVESTOR     INSTITUTIONAL
                                             RESERVE        CLASS B      CLASS C       CLASS R          CLASS           CLASS
                                             SHARES         SHARES        SHARES        SHARES          SHARES         SHARES
                                           ----------     ----------    ----------    ----------      ----------    -------------
                                           PERCENTAGE     PERCENTAGE    PERCENTAGE    PERCENTAGE      PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                         OWNED OF       OWNED OF      OWNED OF      OWNED OF        OWNED OF        OWNED OF
PRINCIPAL HOLDER                             RECORD         RECORD        RECORD        RECORD          RECORD          RECORD
---------------------------------------    ----------     ----------    ----------    ----------      ----------    -------------

A I M Distributors, Inc.                    8.02%              --            --            --              --              N/A
ATTN:  Corporate Controller
11 E. Greenway Plaza, Ste 100
Houston, TX  77046-1113

AMVESCAP National Trust Co. FBO
Itasca Bank & Trust Co.
401 (K) Retirement Plan                      --                --            --         12.36%             --              N/A
P. O. Box 105779
Atlanta, GA  30348-5779

AMVESCAP National Trust Company              --                --            --         12.74%             --              N/A
FBO Santa's Best 401(k) & PS Plan
P.O. Box 105779
Atlanta, GA  30348-5779

MCB Trust Services Cust. FBO
Favorite Nurses 401(k) Retirement            --                --            --         24.10%             --              N/A
815 W. Olympic Blvd.
Montebello, CA  90640-5101



* Institutional Class shares have not commenced as of the date of this Statement of Additional Information.

AIM MUNICIPAL BOND FUND



                                                                                       INVESTOR
                                            CLASS A        CLASS B       CLASS C        CLASS
                                             SHARES         SHARES        SHARES        SHARES
                                           PERCENTAGE     PERCENTAGE    PERCENTAGE    PERCENTAGE
                                           ----------     ----------    ----------    ----------
NAME AND ADDRESS OF                         OWNED OF       OWNED OF      OWNED OF      OWNED OF
PRINCIPAL HOLDER                             RECORD         RECORD        RECORD        RECORD
---------------------------------------    ----------     ----------    ----------    ----------

Charles Schwab & Co. Inc.                      --             --            --          5.29%
Special Custody FBO Customer
(SIM)
ATTN:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Citigroup Global Markets House Account
Attn: Cindy  Tempesta                          --            6.94%          --           --
333 West 34th St., 7th Floor
New York, NY 10001-2402

Gary T. Crum
11 E. Greenway Plaza, Suite 100             5.05%             --            --           --
Houston, TX  77046-1100

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                    --             7.73%        15.75%         --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Morgan Stanley DW
ATTN:  Mutual Fund Operations                 --              --           8.17%
3 Harborside Place Fl 6
Jersey City, NJ  07311-3907

AIM REAL ESTATE FUND


                                            AIM CASH                                                   INVESTOR     INSTITUTIONAL
                                             RESERVE        CLASS B      CLASS C       CLASS R          CLASS          CLASS
                                             SHARES         SHARES       SHARES        SHARES           SHARES         SHARES
                                          -----------    -----------   ----------    -----------      ----------    -------------
NAME AND ADDRESS OF                        PERCENTAGE     PERCENTAGE    PERCENTAGE    PERCENTAGE      PERCENTAGE      PERCENTAGE
PRINCIPAL HOLDER                            OWNED OF       OWNED OF      OWNED  OF     OWNED OF        OWNED OF        OWNED OF
                                             RECORD         RECORD        RECORD       RECORD          RECORD           RECORD
---------------------------------------   -----------    -----------   -----------   ----------       ---------     --------------

AIM Aggressive Asset Allocation                --              --           --            --               --            98.81%
Fund Omnibus Account C/O
A I M Advisors, Inc.
11 E. Greenway Plaza, Suite 100
Houston, TX  77046-1113

BISYS Retirement Services
Cardiovascular Anesthesiologists               --              --           --         10.11%              --               --
700 17th Street Suite 300
Denver, CO  80202-3531

Charles Schwab & Co Inc.
Reinvestment Account                        17.36%             --           --            --            10.96%              --
101 Montgomery Street
San Francisco, CA  94104-4122

Citigroup Global Markets House Acct
Attn:  Cindy Tempesta, 7th Floor               --              --         6.84%           --               --               --
333 West 34th Street
New York, NY  10001-2402

MCB Trust Services Trustee
Minneapolis Club 401(k) Plan                   --              --           --         23.18%              --               --
700 17th Street Suite 300
Denver, CO  80202-3531

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                     --            5.36%       16.30%           --               --               --
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246

Morgan Stanley DW
ATTN:  Mutual Fund Operations                  --              --         5.15%           --               --               --
3 Harborside Place Fl 6
Jersey City, NJ  07311-3907

Pershing LLC
P.O. Box 2052                                  --              --           --          5.76%              --               --
Jersey City, NJ  07303-2052

Reliance Trust Company Cust
FBO Mid-Island Electrical Sales Co.            --              --           --         28.96%              --               --
P.O. Box 48529
Atlanta, GA  30362-1529

Whistler Machine Works Inc. 401K
John T. Devine, Jr. TTEE                       --              --           --          8.51%              --               --
805 S. Wheatley Street Ste 600
Ridgeland, MS  39157-5005

AIM SHORT TERM BOND FUND



                                                                                       INVESTOR
                                            CLASS A        CLASS B      CLASS C         CLASS
                                             SHARES         SHARES      SHARES          SHARES
                                          -----------    -----------    --------      ----------
NAME AND ADDRESS OF                        PERCENTAGE     PERCENTAGE    PERCENTAGE    PERCENTAGE
PRINCIPAL HOLDER                            OWNED OF       OWNED OF      OWNED  OF     OWNED OF
                                             RECORD         RECORD        RECORD       RECORD
---------------------------------------   -----------    -----------   -----------   ----------


A I M Advisors, Inc.                         --             --           20.42%           --
ATTN:  Corporate Controller
11 E. Greenway Plaza, Ste 1919
Houston, TX  77046-1103

AIM Conservative Asset Allocation Fund
Omnibus Account
C/O A I M Advisors, Inc.                     --              --            --           50.98%
11 E. Greenway Plaza, Ste 100
Houston, TX  77046-1113

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O. A I M Advisors, Inc.                    --              --            --            28.22%
11 E. Greenway Plaza, Ste 100
Houston, TX  77046-1113

First Clearing, LLC
A/C 7985-9898
Srinivasan Family TR                       6.27%             --            --             --
Prasad Srinivasan
268 Grandview Drive
Glastonbury, CT  60633-3946

Roseann Parisi
Roseann Parisi                               --              --         44.14%            --
459 Main Street
Thomaston, ME  04861-3905

Susan Parrish
Susan Parrish                                --              --         23.83%            --
105 Grand Avenue
Suwanee, GA  30024-4287

MCB Trust Services Cust. FBO
Mile Hi Medical, PC                          --              --          5.87%            --
700 17th Street, Suite 300
Denver, CO  80202-3531

AIM TOTAL RETURN BOND FUND


                                                     CLASS A           CLASS B           CLASS C           CLASS R     INSTITUTIONAL
                                                     SHARES            SHARES            SHARES            SHARES      CLASS SHARES
                                                    ----------       ----------        ----------        ----------    ------------
                                                    PERCENTAGE       PERCENTAGE        PERCENTAGE        PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                                  OWNED OF         OWNED OF          OWNED OF          OWNED OF       OWNED OF
PRINCIPAL HOLDER                                      RECORD           RECORD            RECORD            RECORD         RECORD
-------------------                                 ----------       ----------        ----------        ----------    ------------

AIM Conservative Asset  Allocation Fund
Omnibus Account
C/O A I M Advisors, Inc.
11 E. Greenway Plaza, Suite 100
Houston, TX  77046-1113                                     --               --              6.35%               --           26.51%


AIM Moderate Asset Allocation Fund
Omnibus Account
C/O A I M Advisors, Inc.
11 E. Greenway Plaza, Suite 100
Houston, TX  77046-1113                                     --               --                --                --           73.46%

Coinage of America
Gregory A. Howe
2219 E. Thousand Oaks Blvd #251
Thousand Oaks, CA  91362-2930                               --               --                --             22.48%             --

Craven H. Crowell, Jr.
401(k) Plan
Craven Crowell Trustee
301 Heathermoor Drive
Knoxville, TN  37922-2558                                   --               --                --             10.35%             --

MCB Trust Services Cust. FBO
815 W. Olympic Blvd.
Montebello, CA  90640-5101                                  --               --                --             25.31%             --

MCB Trust Services Cust FBO
Harmony Printing & Development
815 W. Olympic Blvd.
Montebello, CA  90640-5101                                  --               --                --             17.45%             --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246                                     --             5.88%               --                --              --

Roseann Parisi
Roseann Parisi
459 Main Street
Thomaston, ME  04861-3905                                   --               --                --             19.68%             --



MANAGEMENT OWNERSHIP


As of October 31, 2004, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except the trustees and officers as a group owned 2.21% of the outstanding AIM Cash Reserve Shares of AIM Money Market Fund.

                                   APPENDIX F

                                 MANAGEMENT FEES

For the last three fiscal years ended July 31, the management fees payable by each Fund, the amounts waived by AIM and the net fee paid by each Fund were as follows:



                               2004                                  2003                                       2002
                  ------------------------------------  -------------------------------------   ------------------------------------
                                               NET                                    NET                    MANAGEMENT       NET
                   MANAGEMENT MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT    MANAGEMENT     FEE        MANAGEMENT
     FUND NAME    FEE PAYABLE FEE WAIVERS   FEE PAID    FEE PAYABLE  FEE WAIVERS   FEE PAID     FEE PAYABLE  WAIVERS       FEE PAID
     ---------    ----------- -----------  -----------  -----------  -----------  -----------   -----------  --------    -----------

    AIM High
   Yield Fund     $ 7,060,337 $    (6,992) $ 7,053,345  $ 5,533,331  $    (8,331) $ 5,525,000   $ 6,811,857  $ (6,338)   $ 6,805,519

 AIM Income Fund    3,335,042        (859)   3,334,183    2,412,877       (1,545)   2,411,332     2,544,570    (1,176)     2,543,394

AIM Intermediate
 Government Fund    4,380,063     (11,188)   4,368,875    5,335,975      (22,714)   5,313,261     3,328,024   (28,397)     3,299,627

   AIM Limited
    Maturity
  Treasury Fund     1,064,847         N/A    1,064,847    1,392,547          N/A    1,392,547     1,200,432       N/A      1,200,432

AIM Money Market
      Fund          8,403,115  (8,403,115)          --   10,145,165   (2,809,789)   7,335,376     9,087,854       N/A      9,087,854

  AIM Municipal
    Bond Fund       2,304,920         N/A    2,304,920    2,109,878          N/A    2,109,878     2,040,421       N/A      2,040,421

 AIM Real Estate
      Fund          5,126,831         N/A          N/A    2,327,770          N/A          N/A       903,720       N/A            N/A

 AIM Short Term
   Bond Fund(1)     1,384,347        (837)   1,383,510      598,592         (761)     597,831           N/A       N/A            N/A

AIM Total Return
    Bond Fund         443,190    (386,506)      56,684      306,590     (266,097)      40,493        26,520   (46,520)   $       -0-


(1)   Commenced operations on August 30, 2002.

                                   APPENDIX G

                          ADMINISTRATIVE SERVICES FEES


         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended July 31:




             FUND NAME                       2004           2003           2002
                                         ------------   ------------   ------------


AIM High Yield Fund                      $    345,709   $    245,247   $    205,198


AIM Income Fund                               227,922        152,317        131,802


AIM Intermediate
Government Fund                               301,305        348,927        158,838


AIM Limited Maturity
Treasury Fund                                 143,523        174,870        122,783


AIM Money Market Fund                         398,878        406,127        251,839

AIM Municipal Bond Fund                       150,228        123,845        112,021

AIM Real Estate Fund                          164,380         79,487         50,000


AIM Short Term Bond Fund(1)                    87,141         45,890            N/A

AIM Total Return Bond Fund                     50,000         50,000         29,178


(1)     Commenced operations on August 30, 2002.

                                   APPENDIX H

                              BROKERAGE COMMISSIONS


Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended July 31 were as follows:




                  FUND                                        2004                       2003                 2002
                  ----                                        ----                       ----                 ----

AIM High Yield Fund(2),(3)                                    $    132,149              $    38,526       $   72,345
AIM Income Fund(4),(5)                                               4,728                    7,300            1,549
AIM Intermediate Government Fund                                      -0-                       -0-              -0-
AIM Limited Maturity Treasury Fund                                    -0-                       -0-              -0-
AIM Money Market Fund                                                 -0-                       -0-              -0-
AIM Municipal Bond Fund                                               -0-                       -0-              -0-
AIM Real Estate Fund(6)                                            19,550                 1,059,539          441,056
AIM Short Term Bond Fund(7)                                           -0-                       -0-              N/A
AIM Total Return Bond Fund                                            -0-                       -0-              -0-


(1) Disclosure regarding brokerage commissions paid on agency trades and designated as such on the trade confirm.


(2) The increase in brokerage commission paid by AIM High Yield Fund for the fiscal year ended July 31, 2004, as compared to the prior fiscal year ended July 31, 2003, was due to an increase in equity trading activity.


(3) The reduced amount in brokerage commissions paid by AIM High Yield Fund for the fiscal year ended July 31, 2003, as compared to the prior fiscal year ended July 31, 2002, was due to reduced activity in equity trades.


(4) The reduced amount in brokerage commissions paid by AIM Income Fund for the fiscal year ended July 31, 2004, as compared to the prior fiscal year ended July 31, 2003, was due to reduced equity trading.



(5) The increase in brokerage commission paid by AIM Income Fund for the fiscal year ended July 31, 2003, as compared to the fiscal year ended July 31, 2002, was due to an increase in equity trading activity in the funds on which commissions were paid.



(6) The increase in brokerage commissions paid by AIM Real Estate Fund for the fiscal years ended July 31, 2002 and 2003, as compared to the current fiscal year ended July 31, 2004 was due to increased asset levels. The investment of additional cash generated more commissions.



(7)   Commenced operations on August 30, 2002.

                                   APPENDIX I

               DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE
                   OF SECURITIES OF REGULAR BROKERS OR DEALERS



         [During the last fiscal year ended July 31, 2004, none of the Funds, except AIM Real Estate Fund paid directed brokerage commissions. AIM Real Estate Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research statistics and other information:]




                                                                                                  Related
         Fund                                         Transactions                          Brokerage Commissions
         ----                                         ------------                          ---------------------

AIM Real Estate Fund                                  $102,849,945                                $209,995



         During the last fiscal year ended July 31, 2004, none of AIM Limited Maturity Treasury Fund, or AIM Real Estate Fund purchased securities of their "regular" brokers or dealers.



         During the last fiscal year ended July 31, 2004, the following Funds purchased securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:




              Fund                                   Security                                  Market Value
              ----                                   --------                                  ------------
                                                                                          (as of July 31, 2004)

AIM High Yield Fund
         E*TRADE Financial Corp                      Senior Notes                             $   2,310,762

AIM Money Market Fund
         Goldman Sachs Group, Inc. (The)             Promissory Notes                            45,000,000
         Merrill Lynch Mortgage Capital, Inc.        Master Notes                                75,000,000


              Fund                                   Security                                  Market Value
              ----                                   --------                                  ------------
                                                                                          (as of July 31, 2004)



AIM Short Term Bond Fund
         Goldman Sachs Group, L.P.                   Unsecured Notes                             1,891,980
         Lehman Brothers Inc.                        Senior Subordinated Debentures                133,034
         Lehman Brothers Inc.                        Senior Unsecured Subordinated Notes           756,266
         Merrill Lynch & Co., Inc.                   Series B. Medium Term Notes                   976,687


AIM Total Return Bond
         Goldman Sachs Group, L.P.                   Unsecured Notes                               157,665
         Lehman Brothers Inc.                        Senior Subordinated Debentures                266,068
         Lehman Brothers Inc.                        Senior Unsecured Subordinated Notes           162,057
         Merrill Lynch & Co., Inc.                   Series B. Medium Term Notes                   253,823
         JPMorgan Chase Bank                         Subordinated Notes                            259,182

                                   APPENDIX J

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended July 31, 2004 were as follows:


                                        CLASS A(1)   CLASS A3   CLASS B      CLASS C       CLASS R      INVESTOR
FUND                                      SHARES      SHARES    SHARES       SHARES        SHARES        SHARES
----                                    -----------  --------   -------      -------      ----------   ----------

AIM High Yield Fund                     $1,495,500        N/A   $4,960,921   $  851,815          N/A   $  322,764
AIM Income Fund                          1,034,535        N/A    2,297,863      397,991   $    4,637      345,983
AIM Intermediate Government Fund         1,226,616        N/A    4,879,364    1,024,882       18,812      111,334
AIM Limited Maturity Treasury Fund(2)      692,417   $250,302          N/A          N/A          N/A          N/A
AIM Money Market Fund                    2,023,351        N/A    3,106,360      479,150       33,500          N/A
AIM Municipal Bond Fund                    757,680        N/A      836,823      233,775          N/A       63,156
AIM Real Estate Fund                     1,046,782        N/A    1,563,583      921,397           17       54,868
AIM Short Term Bond Fund                     2,167        N/A          N/A    2,067,073           13          N/A
AIM Total Return Bond Fund                  81,026        N/A      459,917       87,368           48          N/A



(1)      For AIM Cash Reserve Shares of AIM Money Market Fund.



(2) Information on Investor Class shares in the table is for the period September 30, 2003 (the date Investor class shares commenced operations) to July 31, 2004.

                                   APPENDIX K

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


         An estimate by category of the allocation of actual fees paid by Class A Shares (for AIM Money Market Fund, AIM Cash Reserve Shares) of the Funds during the fiscal year ended July 31, 2004 follows:



                                                    PRINTING &                 UNDERWRITERS         DEALERS
                                     ADVERTISING     MAILING     SEMINARS      COMPENSATION       COMPENSATION
                                     ------------   ----------  ----------    --------------    --------------
AIM High Yield Fund                  $              $           $             $                 $    1,495,500
AIM Income Fund                                                                                      1,034,535
AIM Intermediate Government Fund                                                                     1,226,617
AIM Limited Maturity Treasury Fund                                                                     692,417
AIM Money Market Fund                                                                                2,023,351
AIM Municipal Bond Fund                                                                                757,680
AIM Real Estate Fund                       51,027        6,488      27,224                             962,043
AIM Short-Term Bond Fund
AIM Total Return Bond Fund                                                                              81,026



         An estimate by category of the allocation of actual fees paid by Class B Shares of the Funds during the fiscal year ended July 31, 2004 follows:



                                                    PRINTING &                 UNDERWRITERS         DEALERS
                                     ADVERTISING     MAILING     SEMINARS      COMPENSATION       COMPENSATION
                                     ------------   ----------  ----------    --------------    --------------
AIM High Yield Fund                  $     22,111   $   2,979   $    9,609    $    3,720,691    $    1,205,531
AIM Income Fund                             8,578       1,170        3,655         1,723,397           561,063
AIM Intermediate Government Fund           25,467       3,473       10,933         3,659,523         1,179,968
AIM Limited Maturity Treasury Fund            N/A         N/A          N/A               N/A               N/A
AIM Money Market Fund                           0           0            0                 0         3,106,359
AIM Municipal Bond Fund                     4,150         598        1,425           627,618           203,032
AIM Real Estate Fund                       20,687       2,604       18,223         1,172,687           356,291
AIM Total Return Bond Fund                  3,574         354        2,946           344,938           108,105



         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended July 31, 2004 follows:





                                                    PRINTING &                 UNDERWRITERS         DEALERS
                                     ADVERTISING     MAILING     SEMINARS      COMPENSATION       COMPENSATION
                                     ------------   ----------  ----------    --------------    --------------
AIM High Yield Fund                  $     11,257   $   1,473   $    4,547    $      122,760    $      711,778
AIM Income Fund                             1,906         122        1,353            34,491           360,119
AIM Intermediate Government Fund           11,233       1,469        4,533           130,549           877,108
AIM Limited Maturity Treasury Fund            N/A         N/A          N/A               N/A               N/A
AIM Money Market Fund                      36,707       5,006       17,380           149,775           270,282
AIM Municipal Bond Fund                         0           0        1,370            32,888           199,517
AIM Real Estate Fund                       21,777       2,700       11,844           274,778           610,298
AIM Short Term Bond Fund                   35,691       4,824       16,628           203,037         1,806,898
AIM Total Return Bond Fund                      0           0            0            21,457            65,911



         An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended July 31, 2004 follows:



                                                    PRINTING &                 UNDERWRITERS         DEALERS
                                     ADVERTISING     MAILING     SEMINARS      COMPENSATION       COMPENSATION
                                     ------------   ----------  ----------    --------------    --------------
AIM Income Fund                      $        441   $      59   $      227    $        1,863    $        2,047
AIM Intermediate Government Fund            1,666         218          916             7,013             9,000
AIM Money Market Fund                       3,087         452        2,056            14,735            13,170

         An estimate by category of the allocation of actual fees paid by Investor shares of the Funds during the fiscal year ended July 31, 2004 follows:



                                                    PRINTING &                 UNDERWRITERS         DEALERS
                                     ADVERTISING     MAILING     SEMINARS      COMPENSATION       COMPENSATION
                                     ------------   ----------  ----------    --------------    --------------
AIM High Yield Fund                 $       8,042   $   1,065   $   5,008    $             0    $      260,842
AIM Income Fund                             9,381       1,203        6,128                 0           269,663
AIM Intermediate Government Fund            4,928         672        2,800                 0            70,269
AIM Money Market Fund                           0           0            0                 0                 0
AIM Municipal Bond Fund                     2,562         310        1,724                 0            43,910
AIM Real Estate Fund                        3,537         350        1,944                 0            23,983

                                   APPENDIX L

                               TOTAL SALES CHARGES


         The following chart reflects the total sales charges paid in connection with the sale of Class A shares (for AIM Money Market Fund, AIM Cash Reserve Shares) of each Fund and the amount retained by AIM Distributors for the last three fiscal years ended July 31:

                                           2004                          2003                         2002
                                 -------------------------     -------------------------     ----------------------
                                   SALES          AMOUNT         SALES          AMOUNT         SALES       AMOUNT
                                  CHARGES        RETAINED       CHARGES        RETAINED       CHARGES     RETAINED
                                 ----------     ----------     ----------     ----------     ----------  ----------

AIM High Yield Fund              $  720,027     $  138,959     $  756,717     $  129,415     $  900,144  $  163,249
AIM Income Fund                     553,819        110,555        420,419         75,260        719,480     130,523
AIM Intermediate Government Fund    802,576        151,406      2,025,052        362,569      1,659,371     300,212
AIM Limited Maturity Treasury Fund   56,752         15,176        320,512         93,147      1,032,517     262,205
AIM Money Market Fund                   N/A            N/A            N/A            N/A            N/A         N/A
AIM Municipal Bond Fund             223,518         45,714        344,744         60,271        370,282      67,279
AIM Real Estate Fund              2,083,610        370,490        953,351        162,429        574,475      94,833
AIM Short Term Bond Fund(1)          16,570          3,646            N/A            N/A            N/A         N/A
AIM Total Return Bond Fund          280,240         52,886        307,195         56,983         76,644      13,297



(1)      Commenced operations on August 30, 2002.


         The following chart reflects the contingent deferred sales charges paid by Class A (for AIM Money Market Fund, AIM Cash Reserve Shares), Class B, Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years ended July 31:


                                                       2004                2003             2002
                                                    -----------         ----------      -----------

AIM High Yield Fund                                 $   566,787         $   45,207      $  287,974
AIM Income Fund(1)                                       33,625             20,109          73,150
AIM Intermediate Government Fund(1)                     297,845            466,622         283,571
AIM Limited Maturity Treasury Fund                          748             26,131          82,921
AIM Money Market Fund1                                  891,939          2,634,165       5,957,473
AIM Municipal Bond Fund                                  30,559             90,868          97,058
AIM Real Estate Fund                                    138,406             28,827           4,318
AIM Short Term Bond Fund(2)                               4,233              5,546             N/A
AIM Total Return Bond Fund                                5,019              2,679              14



(1) Information on Class R shares in the table above is for the period June 3, 2002 (the date Class R shares commenced operations) to July 31, 2002.



(2)      Commenced operations on August 30, 2002.

                                   APPENDIX M

                                PERFORMANCE DATA


AVERAGE ANNUAL TOTAL RETURNS


The average annual total returns (including sales loads) for each Fund, with respect to its Class A shares for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:



                                                                           PERIODS ENDED
                                                                           JULY 31, 2004
                                                   -------------------------------------------------------------
                                                                                          SINCE        INCEPTION
         CLASS A SHARES:                           1 YEAR       5 YEARS     10 YEARS    INCEPTION        DATE
-------------------------------------------        ------       -------     --------    ---------      ---------

AIM High Yield Fund                                  8.37       -3.65          2.09          N/A       07/11/78
AIM Income Fund                                      1.64        2.09          5.40          N/A       05/03/68
AIM Intermediate Government Fund                    -1.51        4.57          5.38          N/A       04/28/87
AIM Limited Maturity Treasury Fund                  -0.29        4.13          4.82          N/A       12/15/87
AIM Municipal Bond Fund                              0.16        3.74          4.52          N/A       03/28/77
AIM Real Estate Fund                                 19.52       16.41          N/A         9.63       12/31/96
AIM Short Term Bond Fund*                             2.64         N/A          N/A         2.72       04/30/04
AIM Total Return Bond Fund                            0.40        N/A           N/A         3.97       12/31/01


* The returns shown for these periods are the restated historical performance of the Fund's Class C shares (for the periods prior to April 30, 2004) at net asset value and reflect the higher Rule 12b-1 fees applicable to the Class C shares.

** The inception date shown in the table is that of AIM Short Term Bond Fund's Class C shares. The inception date of AIM Short Term Bond Fund's Class A shares is April 30, 2004.


         The average annual total return for AIM Cash Reserve Shares of AIM Money Market Fund for the one year period ended July 31, 2004, was 0.55%; for the five year period ended July 31, 2004, was 2.79%; and for the ten year period ended July 31, 2004 was 3.62%.



         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:



                                                                          PERIODS ENDED
                                                                          JULY 31, 2004
                                                   -------------------------------------------------------------
                                                                                          SINCE        INCEPTION
         CLASS B SHARES:                           1 YEAR       5 YEARS     10 YEARS    INCEPTION        DATE
--------------------------------------------       ------       -------     --------    ---------      ---------

AIM High Yield Fund                                   7.80       -3.67          1.96      N/A          09/01/93
AIM Income Fund                                       0.86        2.01          5.24      N/A          09/07/93
AIM Intermediate Government Fund                     -2.25        4.48          5.26      N/A          09/07/93
AIM Money Market Fund                                -4.94        1.40          2.88      N/A          10/16/93
AIM Municipal Bond Fund                              -0.72        3.62          4.38      N/A          09/01/93
AIM Real Estate Fund                                 19.66       16.54           N/A     8.91          03/03/98
AIM Total Return Bond Fund                           -0.33          N/A          N/A     4.09          12/31/01

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:



                                                                          PERIODS ENDED
                                                                          JULY 31, 2004
                                                   -------------------------------------------------------------
                                                                                          SINCE        INCEPTION
         CLASS C SHARES:                           1 YEAR       5 YEARS     10 YEARS    INCEPTION        DATE
--------------------------------------------       ------       -------     --------    ---------      ---------

AIM High Yield Fund                                 12.12           -3.43        N/A       -2.39       08/04/97
AIM Income Fund                                      4.72            2.29        N/A        2.52       08/04/97
AIM Intermediate Government Fund                     1.59            4.81        N/A        4.54       08/04/97
AIM Money Market Fund                               -0.69            1.83        N/A        2.35       08/04/97
AIM Municipal Bond Fund                              3.29            3.94        N/A        3.67       08/04/97
AIM Real Estate Fund                                23.64           16.76        N/A       12.52       05/01/95
AIM Short Term Bond Fund                             2.44            N/A         N/A        2.62       08/30/02
AIM Total Return Bond Fund                           3.67            N/A         N/A        5.17       12/31/01



         The average annual total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:



                                                                          PERIODS ENDED
                                                                          JULY 31, 2004
                                                   -------------------------------------------------------------
                                                                                          SINCE        INCEPTION
         CLASS R SHARES:                           1 YEAR       5 YEARS     10 YEARS    INCEPTION        DATE***
--------------------------------------------       ------       -------     --------    ---------      ---------

AIM Income Fund*                                     6.20           2.79        5.63         N/A       06/03/02
AIM Intermediate Government Fund*                    3.08           5.33        5.64         N/A       06/03/02
AIM Money Market Fund*                               0.31           2.19        3.25         N/A       06/03/02
AIM Real Estate Fund                                25.46          17.54         N/A        10.33      04/30/04


* The returns shown for the one year period are the historical returns of the Fund's Class R shares. The returns shown for the five and ten year periods and since inception for the Fund are the blended returns of the historical performance of the Fund's Class R shares since June 3, 2002 and the restated historical performance of the Fund's Class A shares (AIM Cash Reserve shares for AIM Money Market Fund) (for periods prior to June 3, 2002) at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares.


** The returns shown for these periods are the restated historical performance of the Fund's Class A shares (Class C shares for AIM Short Term Bond Fund) (for the periods prior to April 30, 2004) at net asset value and reflect the higher Rule 12b-1 fees applicable to Class C shares for AIM Short Term Bond Fund and are adjusted to reflect the higher Rule12b-1 fees applicable to the Class R shares for AIM Real Estate Fund and AIM Total Return Bond Fund.


*** The inception dates shown in the table are those of AIM Income Fund's, AIM Intermediate Government Fund's, AIM Real Estate Fund's and AIM Total Return Bond Fund's Class A shares, AIM Short Term Bond Fund's Class C shares and AIM Money Market Fund's AIM Cash Reserve Shares. The inception date of AIM Income Fund's, AIM Intermediate Government Fund's and AIM Money Market Fund's Class R shares is June 3, 2002. The inception date of AIM Real Estate Fund's, AIM Short Term Bond Fund's and AIM Total Return Bond Fund's Class R shares is April 30, 2004.


         The average annual total returns for AIM Limited Maturity Treasury Fund, with respect to its Class A3 shares, for the one, five and ten year period ended July 31, 2004 are as follows:

                                                                     PERIODS ENDED
                                                                    JULY 31, 2004*
                                                   -------------------------------------------------------------
                                                                                         SINCE         INCEPTION
         CLASS A3 SHARES:                          1 YEAR       5 YEARS     10 YEARS    INCEPTION        DATE**
-------------------------------------------        ------       -------     --------    ---------      ---------

AIM Limited Maturity Treasury Fund                  0.56          4.13         4.72         N/A        10/31/02


* The returns shown for the one year period are the historical returns of the Fund's Class A3 shares. The returns shown for the five and ten year periods and since inception are the blended returns of the historical performance of the Fund's Class A3 shares since October 31, 2002 and the restated historical performance of the Fund's Class A shares (for periods prior to October 31, 2002) at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class A3 shares.

** The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.


         The average annual total returns for each Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:




                                                                         PERIODS ENDED
                                                                         JULY 31, 2004*
                                                   --------------------------------------------------------------
                                                                                          SINCE         INCEPTION
         INVESTOR CLASS SHARES:                    1 YEAR       5 YEARS     10 YEARS    INCEPTION         DATE**
--------------------------------------------       ------       -------     --------    ---------       ---------

AIM High Yield Fund                                13.64        -2.71          2.58         N/A         09/30/03
AIM Income Fund                                     6.79         3.11          5.93         N/A         09/30/03
AIM Intermediate Government Fund                    3.47         5.60          5.90         N/A         09/30/03
AIM Money Market Fund                               0.78         2.49          3.53         N/A         09/30/03
AIM Municipal Bond Fund                             5.37         4.79          5.05         N/A         09/30/03
AIM Real Estate Fund                               25.55        17.56           N/A       10.35         09/30/03


* The returns shown for these periods are the blended returns of the Fund's Investor Class shares since September 30, 2003 and restated historical performance of the Fund's Class A shares (AIM Cash Reserve Shares of AIM Money Market Fund) (for periods prior to September 30, 2003) at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.
** The inception date shown is that of the Fund's Class A shares (AIM Cash Reserve Share of AIM Money Market Fund). The inception date of the Fund's Investor Class shares is September 30, 2003.

CUMULATIVE TOTAL RETURNS


         The cumulative total returns (including sales load) for each Fund with respect to its Class A shares for the one, five and ten year periods (or since inception, if less than ten years), ended July 31, 2004 are as follows:



                                                                         PERIODS ENDED
                                                                         JULY 31, 2004
                                                  --------------------------------------------------------------
                                                                                          SINCE        INCEPTION
         CLASS A SHARES:                           1 YEAR       5 YEARS     10 YEARS    INCEPTION        DATE
         --------------                           -------       -------     --------    ---------      ---------

AIM High Yield Fund                                  8.37       -16.96        23.00          N/A       07/11/78
AIM Income Fund                                      1.64        10.87        69.23          N/A       05/03/68
AIM Intermediate Government Fund                    -1.51        25.01        68.94          N/A       04/28/87
AIM Limited Maturity Treasury Fund                  -0.29        22.42        60.15          N/A       12/15/87
AIM Municipal Bond Fund                              0.16        20.16        55.60          N/A       03/28/77
AIM Real Estate Fund                                19.52       113.73          N/A       100.76       12/31/96
AIM Short Term Bond Fund*                            2.64          N/A          N/A         5.29       04/30/04
AIM Total Return Bond Fund                           0.40          N/A          N/A        10.56       12/31/01

* The returns shown for these periods are the restated historical performance of the Fund's Class C shares (for the periods prior to April 30, 2004) at net asset value and reflect the higher Rule 12b-1 fees applicable to the Class C shares.

** The inception date shown in the table is that of AIM Short Term Bond Fund's Class C shares. The inception date of AIM Short Term Bond Fund's Class A shares is April 30, 2004.


         The cumulative total returns for AIM Cash Reserves Shares of AIM Money Market Fund for the one-year period ended July 31, 2004 was 0.64%; and for the five-year period ended July 31, 2004 was 16.92%;and since inception was 43.32%.



         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each of the named Funds' Class B shares for the one, five and ten year periods (or since inception, if less than ten years), ended July 31, 2004 are as follows:



                                                                           PERIODS ENDED
                                                                           JULY 31, 2004
                                                   -------------------------------------------------------------
                                                                                          SINCE        INCEPTION
         CLASS B SHARES:                           1 YEAR       5 YEARS     10 YEARS    INCEPTION         DATE
------------------------------------------         ------       -------     --------    ---------      ---------

AIM High Yield Fund                                  7.80       -17.03          21.37       N/A         09/01/93
AIM Income Fund                                      0.86        10.48          66.68       N/A         09/07/93
AIM Intermediate Government Fund                    -2.25        24.49          66.94       N/A         09/07/93
AIM Money Market Fund                               -4.94         7.19          32.82       N/A         10/16/93
AIM Municipal Bond Fund                             -0.72        19.47          53.50       N/A         09/01/93
AIM Real Estate Fund                                19.66       114.97           N/A       72.85        03/03/98
AIM Total Return Bond Fund                          -0.33          N/A           N/A       10.89        12/31/01



         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each of the named Funds' Class C shares for the one, five and ten year periods (or since inception, if less than ten years), ended July 31, 2004 are as follows:




                                                                         PERIODS ENDED
                                                                         JULY 31, 2004
                                                   -------------------------------------------------------------
                                                                                            SINCE      INCEPTION
         CLASS C SHARES:                           1 YEAR       5 YEARS      10 YEARS     INCEPTION      DATE
-----------------------------------------          ------       -------      --------     ---------    ---------

AIM High Yield Fund                                 12.12       -16.00            N/A      -15.57      08/04/97
AIM Income Fund                                      4.72        12.01            N/A       18.97      08/04/97
AIM Intermediate Government Fund                     1.59        26.45            N/A       36.43      08/04/97
AIM Money Market Fund                               -0.69         9.51            N/A       17.60      08/04/97
AIM Municipal Bond Fund                              3.29        21.34            N/A       28.64      08/04/97
AIM Real Estate Fund                                23.64       116.99            N/A      197.69      05/01/95
AIM Short Term Bond Fund                             2.44          N/A            N/A        5.09      08/30/02
AIM Total Return Bond Fund                           3.67          N/A            N/A       13.89      12/31/01



         The cumulative total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:


                                                                 PERIODS ENDED
                                                                  JULY 31, 2004
                                                            ------------------------
                                                                                              SINCE           INCEPTION
   CLASS R SHARES:                          1 YEAR          5 YEARS         10 YEARS        INCEPTION            DATE
   --------------                           ------          -------         --------        ---------         ---------
AIM Income Fund*                              6.20            14.73            72.94              N/A         06/03/02
AIM Intermediate Government Fund*             3.08            29.67            73.04              N/A         06/03/01
AIM Money Market Fund*                        0.31            11.46            37.65              N/A         06/03/02
AIM Real Estate Fund                         25.46           124.34              N/A           110.76         04/30/04

* The returns shown for the one year period are the historical returns of the Fund's Class R shares The returns shown for the five and ten year periods and since inception for the Fund are the blended returns of the historical performance of the Fund's Class R shares since June 3, 2002 and the restated historical performance of the Funds' Class A shares (AIM Cash Reserve shares for AIM Money Market Fund) (for periods prior to June 3, 2002) at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares.

** The returns shown for these periods are the restated historical performance of the Fund's Class A shares (Class C shares for AIM Short Term Bond Fund) (for the periods prior to April 30, 2004) at net asset value and reflect the higher Rule 12b-1 fees applicable to Class C shares for AIM Short Term Bond Fund and are adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares for AIM Real Estate Fund and AIM Total Return Bond Fund.

*** The inception date shown in the table is that of the AIM Income Fund's and AIM Intermediate Government Fund's, AIM Real Estate Fund's and AIM Total Return Bond Fund's Class A shares, AIM Short Term Bond Fund's Class C shares and AIM Money Market Fund is AIM Cash Reserve Shares. The inception date of AIM Income Fund's, AIM Intermediate Government Fund's and AIM Money Market Fund's Class R shares is June 3, 2002. The inception date of AIM Real Estate Fund's, AIM Short Term Bond Fund's and AIM Total Return Bond Fund's Class R shares is April 30, 2004.

         The cumulative annual total returns for AIM Limited Maturity Treasury Fund, with respect to its Class A3 shares, for the one, five and ten year periods ended July 31, 2004 are as follows:




                                                                 PERIODS ENDED
                                                                 JULY 31, 2004*
                                                            ------------------------
                                                                                              SINCE           INCEPTION
   CLASS A3 SHARES:                          1 YEAR         5 YEARS         10 YEARS        INCEPTION            DATE
   --------------                            ------         -------         --------        ---------         ---------
AIM Limited Maturity Treasury Fund             0.56           22.42            58.56              N/A         10/31/02


* The returns shown for the one year period are the historical returns of the Fund's Class A3 shares. The returns shown for the five and ten year periods and since inception are the blended returns of the historical performance of the Fund's class A3 shares since October 31, 2002 and the restated historical performance of the Fund's Class A shares (for periods prior to October 31, 2002) at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class A3 shares.

** The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.


         The cumulative annual total returns for each Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:


                                                                   PERIODS ENDED
                                                                   JULY 31, 2004*
                                                             -------------------------
                                                                                                 SINCE           INCEPTION
   INVESTOR CLASS SHARES:                   1 YEAR           5 YEARS          10 YEARS         INCEPTION           DATE**
   ---------------------                    ------           -------          --------         ---------         ---------
AIM High Yield Fund                          13.64            -12.85             29.06               N/A          09/30/03
AIM Income Fund                               6.79             16.54             77.87               N/A          09/30/03
AIM Intermediate Government Fund              3.47             31.31             77.43               N/A          09/30/03
AIM Money Market Fund                         0.78             13.11             41.44               N/A          09/30/03
AIM Municipal Bond Fund                       5.37             26.33             63.69               N/A          09/30/03
AIM Real Estate Fund                         25.55            124.50               N/A            110.91          09/30/03



* The returns shown for these periods are the blended returns of the Fund's Investor Class shares since September 30, 2003 and the restated historical performance of the Fund's Class A shares (AIM Cash Reserve Shares of AIM Money Market Fund) (for periods prior to September 30,
         2003) at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.


** The inception date shown is that of the Fund's Class A shares(AIM Cash Reserve Shares of AIM Money Market Fund). The Inception date of the Funds' Investor Class shares is September 30, 2003.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION)


         The average annual total returns (after taxes on distributions and including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:




                                                                   PERIODS ENDED
                                                                   JULY 31, 2004
                                                             ------------------------
                                                                                               SINCE          INCEPTION
    CLASS A SHARES:                          1 YEAR          5 YEARS         10 YEARS        INCEPTION          DATE
    --------------                           ------          -------         --------        ---------        --------

AIM High Yield Fund                            5.37            -7.46            -1.85              N/A         07/11/78
AIM Income Fund                               -0.46            -0.36             2.66              N/A         05/03/68
AIM Intermediate Government Fund              -3.19             2.46             2.96              N/A         04/28/87
AIM Limited Maturity Treasury Fund            -1.26             2.62             2.99              N/A         12/15/87
AIM Municipal Bond Fund                        0.16             3.74             4.50              N/A         03/28/77
AIM Real Estate Fund                          18.47            14.92              N/A             7.87         12/31/96
AIM Short Term Bond Fund*                      1.71              N/A              N/A             1.77         04/30/04
AIM Total Return Bond Fund                    -1.11              N/A              N/A             2.44         12/31/01


* The returns shown for these periods are the restated historical performance of the Fund's Class C shares (for the periods prior to April 30, 2004) at net asset value and reflect the higher Rule 12b-1 fees applicable to the Class C shares.

** The inception date shown in the table is that of AIM Short Term Bond Fund's Class C shares. The inception date of AIM Short Term Bond Fund's Class A shares is April 30, 2004.


         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:


                                                                PERIODS ENDED
                                                                JULY 31, 2004
                                                           -------------------------
                                                                                            SINCE            INCEPTION
    CLASS B SHARES:                        1 YEAR          5 YEARS         10 YEARS        INCEPTION           DATE
    --------------                         ------          -------         --------        ---------         ---------
AIM High Yield Fund                          4.96            -7.24            -1.74              N/A         09/01/93
AIM Income Fund                             -1.06            -0.16             2.77              N/A         09/07/93
AIM Intermediate Government Fund            -3.74             2.64             3.10              N/A         09/07/93
AIM Municipal Bond Fund                     -0.72             3.62             4.36              N/A         09/01/93
AIM Real Estate Fund                        18.86            15.35              N/A             7.58         03/03/98
AIM Total Return Bond Fund                  -1.64              N/A              N/A             2.80         12/31/01



         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:




                                                                 PERIODS ENDED
                                                                 JULY 31, 2004
                                                           ------------------------
                                                                                             SINCE           INCEPTION
     CLASS C SHARES:                       1 YEAR          5 YEARS         10 YEARS        INCEPTION            DATE
     --------------                        ------          -------         --------        ---------         ---------
AIM High Yield Fund                          9.26            -6.97              N/A            -5.91         08/04/97
AIM Income Fund                              2.80             0.14              N/A             0.27         08/04/97
AIM Intermediate Government Fund             0.10             2.99              N/A             2.58         08/04/97
AIM Municipal Bond Fund                      3.29             3.94              N/A             3.66         08/04/97
AIM Real Estate Fund                        22.85            15.57              N/A            11.06         05/01/95
AIM Short Term Bond Fund                     1.55              N/A              N/A             1.69         08/30/02
AIM Total Return Bond Fund                   2.36              N/A              N/A             3.90         12/31/01



         The average annual total returns (after taxes on distributions) for AIM Limited Maturity Treasury Fund, with respect to its Class A3 shares, for the one, five and ten year periods ended July 3131, 2004 are as follows:




                                                                        PERIODS ENDED
                                                                        JULY 31, 2004*
                                                                    ----------------------
                                                                                                 SINCE           INCEPTION
      CLASS A3 SHARES:                                1 YEAR        5 YEARS       10 YEARS     INCEPTION           DATE**
      ---------------                                 ------        -------       --------     ---------         ---------
AIM Limited Maturity Treasury Fund                     -0.35           2.64           2.90           N/A          10/31/02



* The returns shown for the one year period are the historical returns of the Fund's Class A3 shares. The returns shown for the five and ten year periods and since inception are the blended returns of the historical performance of the Fund's Class A3 shares since October 31, 2002 and the restated historical performance of the Fund's Class A shares (for periods prior to October 31, 2002) at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class A3 shares.


** The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.


         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:



                                                                 PERIODS ENDED
                                                                 JULY 31, 2004*
                                                            -----------------------
                                                                                             SINCE           INCEPTION
    INVESTOR CLASS SHARES:                 1 YEAR           5 YEARS        10 YEARS         INCEPTION           DATE**
    ---------------------                  ------           -------        --------         ---------        ---------
AIM High Yield Fund                         10.50            -6.56            -1.38              N/A         09/30/03
AIM Income Fund                              4.59             0.64             3.17              N/A         09/30/03
AIM Intermediate Government Fund             1.69             3.47             3.46              N/A         09/30/03
AIM Municipal Bond Fund                      5.37             4.78             5.03              N/A         09/30/03
AIM Real Estate Fund                        24.40            16.05              N/A             8.57         09/30/03


* The returns shown for these periods are the blended returns of the Fund's Investor Class shares since September 30, 2003 and restated historical performance of the Fund's Class A shares (AIM Cash Reserve Shares of AIM Money Market Fund) (for periods prior to September 30,
         2003) at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

** The inception date shown is that of the Fund's Class A shares (AIM Cash Reserve Share of AIM Money Market Fund). The inception date of the Fund's Investor Class shares is September 30, 2003.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)


         The average annual total returns (after taxes on distributions and redemption and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:




                                                                  PERIODS ENDED
                                                                 JULY 31, 2004
                                                             ----------------------
                                                                                          SINCE            INCEPTION
     CLASS A SHARES:                         1 YEAR          5 YEARS         10 YEARS    INCEPTION           DATE
     --------------                          ------          -------         --------    ---------         ---------
AIM High Yield Fund                            5.38            -5.33            -0.55          N/A         07/11/78
AIM Income Fund                                1.05             0.25             2.90          N/A         05/03/68
AIM Intermediate Government Fund              -0.99             2.59             3.05          N/A         04/28/87
AIM Limited Maturity Treasury Fund            -0.19             2.59             2.96          N/A         12/15/87
AIM Municipal Bond Fund                        1.64             3.88             4.57          N/A         03/28/77
AIM Real Estate Fund                          12.63            13.37              N/A         7.19         12/31/96
AIM Short Term Bond                            1.71              N/A              N/A         1.76         04/30/04
AIM Total Return Bond Fund                     0.25              N/A              N/A         2.46         12/31/01



         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:





                                                                 PERIODS ENDED
                                                                 JULY 31, 2004
                                                           ------------------------
                                                                                            SINCE            INCEPTION
   CLASS B SHARES:                         1 YEAR          5 YEARS         10 YEARS        INCEPTION            DATE
   --------------                          ------          -------         --------        ---------         ---------
AIM High Yield Fund                          5.02            -5.19            -0.51              N/A         09/01/93
AIM Income Fund                              0.55             0.36          2.95N/A         09/07/93
AIM Intermediate Government Fund            -1.46             2.69             3.13              N/A         09/07/93
AIM Municipal Bond Fund                      0.87             3.69          4.38N/A         09/01/93
AIM Real Estate Fund                        12.74            13.71              N/A             6.82         03/03/98
AIM Total Return Bond Fund                  -0.22              N/A              N/A             2.71         12/31/01

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:




                                                             PERIODS ENDED
                                                             JULY 31, 2004
                                                       ----------------------
                                                                                     SINCE         INCEPTION
    CLASS C SHARES:                      1 YEAR        5 YEARS       10 YEARS      INCEPTION         DATE
    --------------                       ------        -------       --------      ---------       ---------
AIM High Yield Fund                        7.82          -4.98            N/A          -4.00       08/04/97
AIM Income Fund                            3.05           0.62            N/A           0.76       08/04/97
AIM Intermediate Government Fund           1.03           2.98            N/A           2.65       08/04/97
AIM Municipal Bond Fund                    3.48           3.97            N/A           3.73       08/04/97
AIM Real Estate Fund                      15.33          13.92            N/A          10.12       05/01/95
AIM Short Term Bond Fund                   1.58            N/A            N/A           1.69       08/30/02
AIM Total Return Bond Fund                 2.38            N/A            N/A           3.66       12/31/01



         The average annual total returns (after taxes on distributions and redemption) for AIM Limited Maturity Treasury Fund, with respect to its Class A3 shares, for the one, five and ten year periods ended July 31, 2004 are as follows:





                                                                   PERIODS ENDED
                                                                   JULY 31, 2004*
                                                             ------------------------
                                                                                               SINCE           INCEPTION
         CLASS A3 SHARES:                    1 YEAR          5 YEARS         10 YEARS        INCEPTION           DATE**
         ---------------                     ------          -------         --------        ---------         ---------
AIM Limited Maturity Treasury Fund             0.36             2.60             2.88              N/A         10/31/02


* The returns shown for the one year period are the historical returns of the Fund's Class A3 shares. The returns shown for the five and ten year periods and since inception are the blended returns of the historical performance of the Fund's Class A3 shares since October 31, 2002 and the restated historical performance of the Fund's Class A shares (for periods prior to October 31, 2002) at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class A3 shares.

** The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.


         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:


                                                                  PERIODS ENDED
                                                                  JULY 31, 2004*
                                                           ------------------------
                                                                                             SINCE           INCEPTION
    INVESTOR CLASS SHARES:                 1 YEAR          5 YEARS         10 YEARS        INCEPTION            DATE**
    ---------------------                  ------          -------         --------        ---------         ---------
AIM High Yield Fund                          8.80            -4.59            -0.15              N/A         09/30/03
AIM Income Fund                              4.39             1.11             3.35              N/A         09/30/03
AIM Intermediate Government Fund             2.25             3.46             3.50              N/A         09/30/03
AIM Municipal Bond Fund                      5.13             4.80             5.05              N/A         09/30/03
AIM Real Estate Fund                        16.55            14.40              N/A             7.82         09/30/03


* The returns shown for these periods are the blended returns of the Fund's Investor Class shares since September 30, 2003 and restated historical performance of the Fund's Class A shares (AIM Cash Reserve Shares of AIM Money Market Fund) (for periods prior to September 30,
         2003) at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

** The inception date shown is that of the Fund's Class A shares (AIM Cash Reserve Share of AIM Money Market Fund). The inception date of the Fund's Investor Class shares is September 30, 2003.


YIELDS

         The 30-day SEC yields for each of the named Funds are as follows:




                                                                   30 DAYS ENDED
                                                                   JULY 31, 2004
                                                               ---------------------
                                                                                                        INVESTOR
                                                 CLASS A(1)    CLASS B       CLASS C       CLASS R      CLASS(2)
                                                 ----------    -------       -------       -------      --------
         AIM High Yield Fund                        6.57%         6.12%         6.12%          N/A          7.04
         AIM Income Fund                            3.95          3.40          3.40          3.91%         4.13
         AIM Intermediate Government Fund           3.01          2.40          2.40          2.91          2.99
         AIM Limited Maturity Treasury Fund         1.62           N/A           N/A           N/A           N/A
         AIM Municipal Bond Fund                    3.50          2.92          2.92           N/A          3.81
         AIM Real Estate Fund                       1.78          1.21          1.21          1.71          1.98
         AIM Short Term Bond Fund                   3.22           N/A          2.97          3.06           N/A
         AIM Total Return Bond Fund                 3.14          2.55          2.55           N/A           N/A



(1)      For Class A3 shares of AIM Limited Maturity Treasury Fund.


(2)      Commenced operations on September 30, 2003.


         The tax equivalent yield, assuming a tax rate of 35% for Class A shares, Class B shares, Class C shares and Investor Class shares of AIM Municipal Bond Fund are as follows:



                                                TAX-EQUIVALENT YIELD
                                                     JULY 31, 2004
                                                ---------------------
                                        CLASS A       CLASS B       CLASS C    INVESTOR CLASS(1)
                                        -------       -------       -------    -----------------
         AIM Municipal Bond Fund         5.38%         4.49%         4.49%         5.86%




(1)      Commenced operations on September 30, 2003.

         The 7-day annualized yield for AIM Cash Reserve Shares, Class B shares, Class C shares, Class R shares and Investor Class shares of AIM Money Market Fund are as follows:




                                                       7 DAYS ENDED
                                                       JULY 31, 2004
                                                    --------------------
                                                                                              INVESTOR
                                   CASH RESERVE     CLASS B      CLASS C       CLASS R        CLASS(1)
                                   ------------     -------      -------       -------        --------
         AIM Money Market Fund         0.70%         0.20%         0.45%         0.45%         0.95%




(1)      Commenced operations on September 30, 2003.


DISTRIBUTION RATES

         The distribution rates at offering price for each of the named Funds are as follows:



                                                                          30 DAYS ENDED
                                                                          JULY 31, 2004
                                                                          -------------
                                                                                                          INVESTOR
         30-DAY:                                 CLASS A(1)     CLASS B        CLASS C       CLASS R      CLASS(2)
         -------                                 ----------     -------        -------       -------      --------
         AIM High Yield Fund                        7.30%         6.94%         6.96%         8.05%         7.66%
         AIM Income Fund                            5.07          4.58          4.59          5.05          5.31
         AIM Intermediate Government Fund           4.38          3.85          3.87          4.36          4.66
         AIM Limited Maturity Treasury Fund          N/A           N/A           N/A           N/A           N/A
         AIM Municipal Bond Fund                    4.28          3.74          3.75           N/A          4.64
         AIM Short Term Bond Fund                   2.57           N/A          2.28          2.37           N/A
         AIM Total Return Bond Fund                 2.90          2.30          2.30          2.84          2.79


(1)      For Class A3 shares of AIM Limited Maturity Treasury Fund.


(2)      Commenced operations on September 30, 2003.


                                                       90 DAYS ENDED
                                                       JULY 31, 2004
                                                  ----------------------
                                                                                            INVESTOR
           90-DAY:                 CLASS A(1)     CLASS B        CLASS C      CLASS R       CLASS(2)
           -------                 ----------     -------        -------      -------       --------
         AIM Real Estate Fund         2.09%         1.61%         1.61%         2.06%         1.98%




                                                                               12 MONTHS ENDED
                                                                               JULY 31, 2004
                                                                                                          INVESTOR
         12-MONTH:                                CLASS A(1)     CLASS B      CLASS C        CLASS R      CLASS R
         ---------                                ----------     -------      -------        -------      --------
         AIM High Yield Fund                        7.71%         7.35%         7.37%          N/A          N/A
         AIM Income Fund                            5.76          5.31          5.32          5.79%         N/A
         AIM Intermediate Government Fund           4.76          4.24          4.25          4.75          N/A
         AIM Limited Maturity Treasury Fund         0.95           N/A           N/A           N/A          N/A
         AIM Municipal Bond Fund                    4.27          3.73          3.74           N/A          N/A
         AIM Short Term Bond Fund                    N/A           N/A          2.25           N/A          N/A
         AIM Total Return Bond Fund                 3.30          2.72          2.72           N/A          N/A


(1)      For Class A3 shares of AIM Limited Maturity Treasury Fund.

                                  APPENDIX N-1






PENDING LITIGATION ALLEGING MARKET TIMING



                  The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of October 8, 2004.



                           RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS
                  SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.



                           MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V.
                  JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

                  RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT
                  H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.



                  L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



                  RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of:
                  Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



                  JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS

                  METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



                  EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND

                  CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



                  JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND
                  R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.



                  STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

                  JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



                  MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

                  PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.



                  LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



                  ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



                  JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS

                  FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



                  EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.



                  SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS

                  INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.



                  CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.



                  HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



                  CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.



                  Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar lawsuit continue to seek remand of their lawsuit to state court. Set forth below is detailed information about these three amended complaints.



                  RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM

                  STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.



                  CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
                  H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND

                  CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.



                  MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

                                  APPENDIX N-2
 PENDING LITIGATION ALLEGING EXCESSIVE INADEQUATELY EMPLOYED FAIR VALUE PRICING



                  The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of October 8, 2004.



                  T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs.



                  JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND
                  T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs.

                                  APPENDIX N-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES



                  The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of October 8, 2004. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits (Ronald Kondracki v. AIM Advisors, Inc. and AIM Distributor, Inc.) has challenged this order.



                  RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.



                  DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.



                  FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX N-4
       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                        ON CLOSED FUNDS OR SHARE CLASSES



                  The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits either have been served or have had service of process waived as of October 8, 2004.



                  LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees.



                  STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees.



                  HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of: Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX N-5
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS



                  The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of October 8, 2004.



                  JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.



                  RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK
                  M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.



                  KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK
                  M. FIELDS, CARL FRISCHLING, PREMA MATHAI-

                  DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.



                  JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH

                  YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.



                  ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK
                  M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND,

                  AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.



                  HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500

                  INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                              FINANCIAL STATEMENTS
















                                     FS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM High Yield Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
BONDS & NOTES-92.85%

ADVERTISING-0.15%

Dex Media Inc., Disc. Notes, 9.00%, 11/15/13
  (Acquired 11/03/03; Cost $1,781,498)(a)(b)   $  2,770,000   $    1,939,000
============================================================================

AEROSPACE & DEFENSE-1.12%

Argo-Tech Corp., Sr. Notes, 9.25%, 06/01/11
  (Acquired 06/17/04; Cost $1,450,000)(a)         1,450,000        1,515,250
----------------------------------------------------------------------------
Armor Holdings, Inc., Sr. Sub. Global Notes,
  8.25%, 08/15/13                                 1,930,000        2,084,400
----------------------------------------------------------------------------
DRS Technologies, Inc., Sr. Unsec. Sub.
  Global Notes, 6.88%, 11/01/13                   1,815,000        1,842,225
----------------------------------------------------------------------------
L-3 Communications Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 6.13%, 01/15/14              6,915,000        6,724,837
----------------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11                          1,880,000        2,049,200
============================================================================
                                                                  14,215,912
============================================================================

AIRLINES-1.20%

Continental Airlines, Inc., Notes, 8.00%,
  12/15/05                                        4,575,000        4,094,625
----------------------------------------------------------------------------
Delta Air Lines, Inc., Unsec. Notes, 7.90%,
  12/15/09                                        9,410,000        3,905,150
----------------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                          8,775,000        7,239,375
============================================================================
                                                                  15,239,150
============================================================================

ALTERNATIVE CARRIERS-0.33%

Embratel Participacoes S.A. (Brazil), Gtd.
  Notes, 11.00%, 12/15/08 (Acquired 03/19/04-
  03/23/04; Cost $4,063,313)(a)                   3,750,000        4,143,750
============================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.60%

Levi Strauss & Co., Unsec. Notes, 7.00%,
  11/01/06                                        3,705,000        3,621,637
----------------------------------------------------------------------------
Warnaco Inc., Sr. Unsec. Global Notes, 8.88%,
  06/15/13                                        3,725,000        4,041,625
============================================================================
                                                                   7,663,262
============================================================================

AUTO PARTS & EQUIPMENT-1.72%

Autocam Corp., Sr. Sub. Notes, 10.88%,
  06/15/14 (Acquired 05/26/04; Cost
  $1,813,763)(a)                                  1,855,000        1,799,350
----------------------------------------------------------------------------
Collins & Aikman Products Corp., Sr. Unsec.
  Gtd. Global Notes, 10.75%, 12/31/11             3,410,000        3,461,150
----------------------------------------------------------------------------
Delco Remy International, Inc., Sr. Sec.
  Floating Rate Notes, 5.60%, 04/15/09
  (Acquired 04/08/04; Cost $1,755,000)(a)(c)      1,755,000        1,781,325
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT-(CONTINUED)

Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(d)(e)(f)                            $ 26,310,000   $      262,145
----------------------------------------------------------------------------
Metaldyne Corp., Sr. Unsec. Gtd. Notes,
  10.00%, 11/01/13 (Acquired 10/20/03; Cost
  $2,270,000)(a)                                  2,270,000        2,298,375
----------------------------------------------------------------------------
R.J. Tower Corp., Sr. Unsec. Gtd. Global
  Notes, 12.00%, 06/01/13                         5,075,000        4,694,375
----------------------------------------------------------------------------
Tenneco Automotive Inc.-Series B, Sr. Sec.
  Second Lien Global Notes, 10.25%, 07/15/13      2,920,000        3,343,400
----------------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13                                        3,730,000        4,270,850
============================================================================
                                                                  21,910,970
============================================================================

BROADCASTING & CABLE TV-8.64%

Adelphia Communications Corp.,
  Sr. Unsec. Notes,
  9.50%, 03/01/05(f)                              5,060,000        5,414,200
----------------------------------------------------------------------------
  10.88%, 10/01/10(f)                            21,785,000       19,279,725
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.88%,
  03/01/07(f)                                     4,220,000        3,660,850
----------------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12              5,520,000        5,478,600
----------------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 5.67%, 04/01/09
  (Acquired 03/30/04; Cost $7,030,000)(a)(g)      7,030,000        7,170,600
----------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Global Notes, 11.13%, 01/15/11       8,550,000        6,946,875
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.92%, 04/01/11               5,655,000        4,311,937
----------------------------------------------------------------------------
Charter Communications Operating, LLC/
  Charter Communications Operating Capital
  Corp., Sr. Second Lien Notes, 8.00%,
  04/30/12 (Acquired 05/11/04-07/09/04; Cost
  $4,136,625)(a)                                  4,275,000        4,157,437
----------------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Unsub.
  Notes, 7.63%, 04/01/11                          3,680,000        3,735,200
----------------------------------------------------------------------------
DIRECTV Holdings LLC/DIRECTV Financing Co.,
  Inc., Sr. Unsec. Gtd. Global Notes, 8.38%,
  03/15/13                                        4,770,000        5,366,250
----------------------------------------------------------------------------
Echostar DBS Corp., Sr. Unsec. Gtd. Global
  Notes, 5.75%, 10/01/08                          6,270,000        6,254,325
----------------------------------------------------------------------------
Emmis Operating Co., Sr. Sub. Notes, 6.88%,
  05/15/12 (Acquired 04/27/04; Cost
  $3,830,000)(a)                                  3,830,000        3,772,550
----------------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sec. Global
  Notes, 9.75%, 12/01/10                          5,525,000        5,083,000
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Kabel Deutschland GmbH (Germany), Sr. Notes,
  10.63%, 07/01/14 (Acquired 06/24/04; Cost
  $2,670,000)(a)                               $  2,670,000   $    2,750,100
----------------------------------------------------------------------------
Knology, Inc., Sr. Unsec. PIK Notes, 12.00%,
  11/30/09 (Acquired 01/28/02-05/15/04; Cost
  $8,107,450)(a)                                  7,888,178        7,434,608
----------------------------------------------------------------------------
Mediacom Broadband LLC, Sr. Unsec. Gtd.
  Global Notes, 11.00%, 07/15/13                  4,675,000        4,838,625
----------------------------------------------------------------------------
Paxson Communications Corp., Sr. Unsec. Gtd.
  Disc. Sub. Global Notes, 12.25%,
  01/15/09(b)                                     1,000,000          877,500
----------------------------------------------------------------------------
Pegasus Communications Corp.
  Series B, Sr. Notes, 9.63%, 10/15/05(e)(h)      3,535,000        1,953,087
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 12.50%,
  08/01/07(e)(h)                                  1,990,000        1,134,300
----------------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 9.63%, 11/01/09         1,669,000        1,771,226
----------------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10                         7,402,000        8,549,310
============================================================================
                                                                 109,940,305
============================================================================

BUILDING PRODUCTS-0.57%

Building Materials Corp. of America,
  Sr. Notes, 7.75%, 08/01/14 (Acquired
  07/21/04; Cost $405,000)(a)(e)                    405,000          405,000
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 8.00%, 12/01/08          5,900,000        5,929,500
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 7.75%, 07/15/05       920,000          936,100
============================================================================
                                                                   7,270,600
============================================================================

CASINOS & GAMING-2.30%

Aztar Corp., Sr. Sub. Notes, 7.88%, 06/15/14
  (Acquired 05/26/04; Cost $1,855,000)(a)         1,855,000        1,885,144
----------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Notes, 6.75%,
  04/15/14 (Acquired 03/31/04; Cost
  $5,520,000)(a)                                  5,520,000        5,354,400
----------------------------------------------------------------------------
Caesars Entertainment, Inc., Sr. Unsec. Sub.
  Global Notes, 8.13%, 05/15/11                   2,250,000        2,494,687
----------------------------------------------------------------------------
Herbst Gaming, Inc., Sr. Sub. Notes, 8.13%,
  06/01/12 (Acquired 05/27/04; Cost
  $1,841,718)(a)                                  1,855,000        1,845,725
----------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.00%, 03/01/14             10,580,000       10,117,125
----------------------------------------------------------------------------
Poster Financial Group Inc., Sr. Sec. Notes,
  8.75%, 12/01/11 (Acquired 11/18/03-
  11/19/03; Cost $1,873,125)(a)                   1,850,000        1,882,375
----------------------------------------------------------------------------
Seneca Gaming Corp., Sr. Notes, 7.25%,
  05/01/12 (Acquired 04/29/04; Cost
  $1,190,000)(a)                                  1,190,000        1,192,975
----------------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10         3,905,000        4,490,750
============================================================================
                                                                  29,263,181
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

COMMODITY CHEMICALS-1.66%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                             $  9,140,000   $   10,008,300
----------------------------------------------------------------------------
Lyondell Chemical Co.-Series B, Sr. Sec. Gtd.
  Notes, 9.88%, 05/01/07                          7,950,000        8,347,500
----------------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Notes,
  8.75%, 08/15/12                                 2,420,000        2,738,956
============================================================================
                                                                  21,094,756
============================================================================

COMMUNICATIONS EQUIPMENT-1.19%

Corning Inc., Unsec. Deb., 6.75%, 09/15/13        2,310,000        2,356,038
----------------------------------------------------------------------------
Lucent Technologies Inc., Unsec. Unsub.
  Global Deb., 6.45%, 03/15/29                   11,985,000        9,198,487
----------------------------------------------------------------------------
Nortel Networks Ltd. (Canada), Sr. Global
  Notes, 6.13%, 02/15/06                          3,605,000        3,614,012
============================================================================
                                                                  15,168,537
============================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.58%

Case New Holland Inc., Sr. Notes, 9.25%,
  08/01/11 (Acquired 07/29/03-08/18/03; Cost
  $5,583,466)(a)                                  5,645,000        6,181,275
----------------------------------------------------------------------------
Navistar International Corp., Sr. Notes,
  7.50%, 06/15/11                                   930,000          962,550
----------------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11                          8,270,000        9,159,025
----------------------------------------------------------------------------
Trinity Industries, Inc., Sr. Notes, 6.50%,
  03/15/14 (Acquired 03/05/04; Cost
  $2,365,000)(a)                                  2,365,000        2,234,925
----------------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13                                 1,545,000        1,564,312
============================================================================
                                                                  20,102,087
============================================================================

CONSTRUCTION MATERIALS-0.48%

U.S. Concrete, Inc., Sr. Sub. Notes, 8.38%,
  04/01/14 (Acquired 03/26/04-04/30/04; Cost
  $6,249,425)(a)                                  6,100,000        6,100,000
============================================================================

CONSUMER FINANCE-0.55%

Dollar Financial Group, Inc., Gtd. Global
  Notes, 9.75%, 11/15/11                          6,535,000        7,025,125
============================================================================

DISTILLERS & VINTNERS-0.10%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12         1,220,000        1,320,650
============================================================================

DIVERSIFIED CHEMICALS-0.12%

FMC Corp., Sr. Sec. Global Notes, 10.25%,
  11/01/09                                        1,295,000        1,505,437
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

DIVERSIFIED COMMERCIAL SERVICES-0.80%

Cornell Cos., Inc., Sr. Notes, 10.75%,
  07/01/12 (Acquired 06/17/04; Cost
  $937,508)(a)                                 $    950,000   $      945,250
----------------------------------------------------------------------------
Corrections Corp. of America, Sr. Notes,
  7.50%, 05/01/11                                 1,000,000        1,036,250
----------------------------------------------------------------------------
Geo Group Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13                          2,820,000        2,876,400
----------------------------------------------------------------------------
United Rentals North America Inc., Sr. Unsec.
  Gtd. Global Notes, 6.50%, 02/15/12              5,465,000        5,301,050
============================================================================
                                                                  10,158,950
============================================================================

DIVERSIFIED METALS & MINING-0.15%

Massey Energy Co., Sr. Global Notes, 6.63%,
  11/15/10                                        1,850,000        1,891,625
============================================================================

DRUG RETAIL-0.69%

Jean Coutu Group (PJC) Inc. (The) (Canada),
  Sr. Notes, 7.63%, 08/01/12 (Acquired
  07/20/04; Cost $1,405,000)(a)(e)                1,405,000        1,422,562
----------------------------------------------------------------------------
Rite Aid Corp., Sr. Global Notes, 9.25%,
  06/01/13                                        6,930,000        7,293,825
============================================================================
                                                                   8,716,387
============================================================================

ELECTRIC UTILITIES-4.30%

Allegheny Energy Supply Co., LLC, Unsec.
  Global Notes, 7.80%, 03/15/11                   4,490,000        4,473,163
----------------------------------------------------------------------------
CMS Energy Corp.,
  Sr. Notes, 7.75%, 08/01/10 (Acquired
  07/09/03; Cost $1,376,419)(a)                   1,395,000        1,433,362
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08        4,140,000        4,450,500
----------------------------------------------------------------------------
Dynegy Holdings Inc.,
  Sr. Sec. Gtd. Second Priority Notes,
  10.13%, 07/15/13 (Acquired
  08/01/03-08/21/03; Cost $8,084,832)(a)          8,130,000        8,983,650
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 02/15/12        3,855,000        3,816,450
----------------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding
  Corp.-Series C, Sr. Sec. Bonds, 7.16%,
  01/15/14                                        3,802,760        3,751,499
----------------------------------------------------------------------------
Midwest Generation LLC
  Series B., Global Asset-Backed Pass Through
  Ctfs., 8.56%, 01/02/16                         11,050,000       11,492,000
----------------------------------------------------------------------------
  Sr. Sec. Notes, 8.75%, 05/01/34 (Acquired
  04/15/04; Cost $4,590,000)(a)                   4,590,000        4,888,350
----------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08                         6,845,000        8,539,137
----------------------------------------------------------------------------
PG&E Corp., Sec. Global Notes, 6.88%,
  07/15/08                                        1,735,000        1,847,133
----------------------------------------------------------------------------
PSE&G Energy Holdings LLC, Unsec. Global
  Notes, 7.75%, 04/16/07                          1,000,000        1,061,250
============================================================================
                                                                  54,736,494
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-0.22%

Superior Essex Communications & Essex Group
  Inc., Sr. Notes, 9.00%, 04/15/12 (Acquired
  04/08/04; Cost $2,674,100)(a)                $  2,750,000   $    2,750,000
============================================================================

ELECTRONIC MANUFACTURING SERVICES-0.75%

Celestica Inc.(Canada), Sr. Sub. Notes,
  7.88%, 07/01/11                                 1,380,000        1,414,500
----------------------------------------------------------------------------
Flextronics International Ltd. (Singapore),
  Sr. Sub. Global Notes, 6.50%, 05/15/13          2,720,000        2,679,200
----------------------------------------------------------------------------
Sanmina-SCI Corp., Sr. Sec. Gtd. Global
  Notes, 10.38%, 01/15/10                         4,830,000        5,494,125
============================================================================
                                                                   9,587,825
============================================================================

ENVIRONMENTAL SERVICES-1.02%

Allied Waste North America, Inc.,
  Sr. Sec. Global Notes, 6.38%, 04/15/11          1,290,000        1,260,975
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
  7.38%, 04/15/14                                 2,685,000        2,597,737
----------------------------------------------------------------------------
  Series B, Sr. Sec. Gtd. Global Notes,
  8.50%, 12/01/08                                 8,370,000        9,186,075
============================================================================
                                                                  13,044,787
============================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.54%

IMC Global Inc.,
  Sr. Unsec. Global Notes, 10.88%, 08/01/13       4,225,000        5,175,625
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
  11.25%, 06/01/11                                1,450,000        1,696,500
============================================================================
                                                                   6,872,125
============================================================================

FOOD RETAIL-0.88%

Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10                   4,630,000        4,977,250
----------------------------------------------------------------------------
Ahold Lease USA, Inc.-Series 2001 A-1, Gtd.
  Asset-Backed Pass Through Ctfs., 7.82%,
  01/02/20                                        6,189,800        6,267,172
----------------------------------------------------------------------------
                                                                  11,244,422
============================================================================

FOREST PRODUCTS-0.57%

Ainsworth Lumber Co. Ltd. (Canada),
  Sr. Notes, 6.75%, 03/15/14 (Acquired
  02/27/04; Cost $1,380,000)(a)                   1,380,000        1,331,700
----------------------------------------------------------------------------
  6.75%, 03/15/14 (Acquired 05/11/04;
  Cost $3,331,591)(a)                             3,700,000        3,570,500
----------------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13        1,385,000        1,419,625
----------------------------------------------------------------------------
Riverside Forest Products Ltd. (Canada), Sr.
  Notes, 7.88%, 03/01/14 (Acquired 02/17/04;
  Cost $920,000)(a)                                 920,000          963,700
============================================================================
                                                                   7,285,525
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

GAS UTILITIES-0.64%

SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13            $  1,890,000   $    1,981,079
----------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08        1,885,000        1,969,825
----------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%, 07/15/11     2,880,000        2,642,400
----------------------------------------------------------------------------
Southern Natural Gas Co., Sr. Unsec. Global
  Notes, 8.88%, 03/15/10                          1,450,000        1,598,625
============================================================================
                                                                   8,191,929
============================================================================

HEALTH CARE DISTRIBUTORS-0.42%

AmerisourceBergen Corp., Sr. Unsec. Gtd.
  Global Notes, 7.25%, 11/15/12                   4,130,000        4,315,850
----------------------------------------------------------------------------
National Nephrology Associates, Inc., Sr.
  Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $910,000)(a)                       910,000        1,051,050
============================================================================
                                                                   5,366,900
============================================================================

HEALTH CARE EQUIPMENT-0.80%

Medex, Inc., Sr. Sub. Global Notes, 8.88%,
  05/15/13                                        4,125,000        4,393,125
----------------------------------------------------------------------------
MedQuest Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 11.88%, 08/15/12                         2,880,000        3,283,200
----------------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                                 2,300,000        2,553,000
============================================================================
                                                                  10,229,325
============================================================================

HEALTH CARE FACILITIES-3.67%

Ardent Health Services LLC, Sr. Sub. Global
  Notes, 10.00%, 08/15/13                         1,930,000        2,103,700
----------------------------------------------------------------------------
Beverly Enterprises, Inc., Sr. Sub. Notes,
  7.88%, 06/15/14 (Acquired 06/18/04-
  06/21/04; Cost $3,579,319)(a)                   3,635,000        3,671,350
----------------------------------------------------------------------------
Concentra Operating Corp., Sr. Unsec. Gtd.
  Sub. Notes, 9.13%, 06/01/12 (Acquired
  05/25/04; Cost $1,829,271)(a)                   1,855,000        1,980,212
----------------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Global
  Notes, 8.00%, 10/15/13                          1,815,000        1,914,825
----------------------------------------------------------------------------
Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09             1,920,000        1,939,200
----------------------------------------------------------------------------
HEALTHSOUTH Corp., Sr. Unsec. Global Notes,
  8.38%, 10/01/11                                10,350,000       10,039,500
----------------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Notes, 9.88%, 07/01/14 (Acquired
  06/15/04; Cost $3,149,987)(a)                   3,225,000        3,354,000
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.38%, 12/01/11               7,415,000        6,692,037
----------------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Sub. Notes, 7.00%,
  11/15/13                                        7,360,000        7,268,000
----------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11                                        6,840,000        7,797,600
============================================================================
                                                                  46,760,424
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

HEALTH CARE SERVICES-0.52%

Quintiles Transnational Corp., Sr. Unsec.
  Sub. Global Notes, 10.00%, 10/01/13          $  3,750,000   $    3,862,500
----------------------------------------------------------------------------
Team Health, Inc., Sr. Sub. Notes, 9.00%,
  04/01/12 (Acquired 03/12/04; Cost
  $2,760,000)(a)                                  2,760,000        2,697,900
============================================================================
                                                                   6,560,400
============================================================================

HEALTH CARE SUPPLIES-0.88%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%, 05/01/12       7,790,000        8,559,262
----------------------------------------------------------------------------
Inverness Medical Innovations, Inc., Sr. Sub.
  Notes, 8.75%, 02/15/12 (Acquired 02/05/04;
  Cost $2,765,000)(a)                             2,765,000        2,695,875
============================================================================
                                                                  11,255,137
============================================================================

HOME FURNISHINGS-0.44%

Interface, Inc., Sr. Sub. Notes, 9.50%,
  02/01/14 (Acquired 01/27/04; Cost
  $1,840,000)(a)                                  1,840,000        1,872,200
----------------------------------------------------------------------------
Sealy Mattress Co., Sr. Sub. Notes, 8.25%,
  06/15/14 (Acquired 03/30/04; Cost
  $3,675,000)(a)                                  3,675,000        3,693,375
============================================================================
                                                                   5,565,575
============================================================================

HOMEBUILDING-0.65%

Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10                   2,850,000        2,964,000
----------------------------------------------------------------------------
WCI Communities, Inc., Sr. Sub. Notes,
  10.63%, 02/15/11                                4,770,000        5,294,700
============================================================================
                                                                   8,258,700
============================================================================

HOTELS, RESORTS & CRUISE LINES-3.28%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                        2,140,000        2,365,877
----------------------------------------------------------------------------
Intrawest Corp. (Canada),
  Sr. Unsec. Global Notes, 7.50%, 10/15/13        2,920,000        2,941,900
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  02/01/10                                        7,145,000        7,752,325
----------------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  08/15/11                                        4,780,000        5,174,350
----------------------------------------------------------------------------
La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11                                 4,830,000        5,349,225
----------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Global Notes, 8.00%, 05/15/10        2,845,000        3,101,050
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11                                        7,320,000        8,271,600
----------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Gtd. Global Notes, 7.88%, 05/01/12          6,235,000        6,764,975
============================================================================
                                                                  41,721,302
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

HOUSEHOLD APPLIANCES-0.29%

Fedders North America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/14                $  4,600,000   $    3,703,000
============================================================================

INDUSTRIAL MACHINERY-1.15%

Aearo Co. I, Sr. Sub. Notes, 8.25%, 04/15/12
  (Acquired 04/01/04; Cost $1,340,000)(a)         1,340,000        1,373,500
----------------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12             5,720,000        6,549,400
----------------------------------------------------------------------------
Valmont Industries, Inc., Sr. Gtd. Sub.
  Notes, 6.88%, 05/01/14 (Acquired 04/29/04;
  Cost $2,775,000)(a)                             2,775,000        2,775,000
----------------------------------------------------------------------------
Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 05/14/03-10/20/03; Cost
  $3,524,719)(a)                                  3,965,000        3,885,700
============================================================================
                                                                  14,583,600
============================================================================

INTEGRATED OIL & GAS-1.61%

PDVSA Finance Ltd. (Cayman Islands), Global
  Notes, 8.50%, 11/16/12                         11,260,000       11,710,400
----------------------------------------------------------------------------
Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13                                 8,315,000        8,751,537
============================================================================
                                                                  20,461,937
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.96%

LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07                                       11,015,000       10,078,725
----------------------------------------------------------------------------
NTELOS Inc., Conv. Notes, 9.00%, 08/15/13
  (Acquired 04/10/03; $4,950,000)(a)(d)(e)        4,950,000        4,950,000
----------------------------------------------------------------------------
Qwest Capital Funding, Inc.,
  Unsec. Gtd. Global Notes,
  7.00%, 08/03/09                                 4,945,000        4,425,775
----------------------------------------------------------------------------
  7.25%, 02/15/11                                 6,620,000        5,742,850
----------------------------------------------------------------------------
Qwest Communications International Inc.,
  Sr. Floating Rate Notes, 4.75%, 02/15/09
  (Acquired 01/30/04; Cost $3,680,000)(a)(c)      3,680,000        3,532,800
----------------------------------------------------------------------------
  Sr. Notes, 7.25%, 02/15/11 (Acquired
  01/30/04-05/12/04; Cost $8,762,969)(a)          9,275,000        8,996,750
============================================================================
                                                                  37,726,900
============================================================================

INVESTMENT BANKING & BROKERAGE-0.18%

E*TRADE Financial Corp., Sr. Notes, 8.00%,
  06/15/11 (Acquired 06/02/04; Cost
  $2,305,000)(a)                                  2,305,000        2,310,762
============================================================================

LEISURE FACILITIES-0.59%

Six Flags, Inc. Sr. Global Notes, 9.63%,
  06/01/14                                        4,615,000        4,303,487
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
LEISURE FACILITIES-(CONTINUED)

Universal City Development Partners, Ltd.,
  Sr. Global Notes, 11.75%, 04/01/10           $  2,800,000   $    3,262,000
============================================================================
                                                                   7,565,487
============================================================================

LEISURE PRODUCTS-0.46%

Bombardier Recreational Products Inc.
  (Canada), Sr. Sub. Notes, 8.38%, 12/15/13
  (Acquired 12/11/03-04/27/04; Cost
  $5,779,725)(a)                                  5,800,000        5,887,000
============================================================================

LIFE & HEALTH INSURANCE-0.15%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $1,877,504)(a)         1,900,000        1,926,524
============================================================================

MARINE-0.23%

Overseas Shipholding Group, Inc., Sr. Unsec.
  Global Notes, 8.25%, 03/15/13                   2,715,000        2,877,900
============================================================================

METAL & GLASS CONTAINERS-4.34%

Anchor Glass Container Corp., Sr. Sec. Global
  Notes, 11.00%, 02/15/13                         6,340,000        7,291,000
----------------------------------------------------------------------------
Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12                                2,020,000        1,974,550
----------------------------------------------------------------------------
Crown European Holdings S.A. (France),
  Sr. Sec. Second Lien Global Notes, 9.50%,
  03/01/11                                        7,545,000        8,337,225
----------------------------------------------------------------------------
  Sr. Sec. Third Lien Global Notes, 10.88%,
  03/01/13                                        1,000,000        1,160,000
----------------------------------------------------------------------------
Greif Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12                          4,775,000        5,228,625
----------------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Sec. Gtd. Global Notes,
  7.75%, 05/15/11                                 2,715,000        2,864,325
----------------------------------------------------------------------------
  8.75%, 11/15/12                                 5,540,000        6,107,850
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13                                        4,150,000        4,388,625
----------------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%,
  05/15/10                                        3,675,000        3,739,313
----------------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11                  4,670,000        5,078,625
----------------------------------------------------------------------------
Pliant Corp.,
  Sr. Sec. Global Disc. Notes, 11.13%,
  06/15/09(b)                                     4,300,000        3,805,500
----------------------------------------------------------------------------
  Sr. Sec. Second Lien Global Notes, 11.13%,
  09/01/09                                        3,575,000        3,878,875
----------------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Gtd. Global Notes
  10.88%, 07/15/10                                1,395,000        1,422,900
============================================================================
                                                                  55,277,413
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-0.79%

AMC Entertainment Inc.,
  Sr. Unsec. Sub. Notes, 9.88%, 02/01/12       $  3,750,000   $    3,862,500
----------------------------------------------------------------------------
  Sr. Sub. Notes, 8.00%, 03/01/14 (Acquired
  07/22/04; Cost $1,687,563)(a)(e)                1,675,000        1,553,563
----------------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11                          1,850,000        2,007,250
----------------------------------------------------------------------------
Warner Music Group, Sr. Sub. Notes, 7.38%,
  04/15/14 (Acquired 04/01/04; Cost
  $2,755,000)(a)                                  2,755,000        2,658,575
============================================================================
                                                                  10,081,888
============================================================================

MULTI-UTILITIES & UNREGULATED POWER-6.03%

AES Corp. (The),
  Sr. Sec. Second Priority Notes, 8.75%,
  05/15/13 (Acquired 05/01/03-08/12/03; Cost
  $3,614,525)(a)                                  3,650,000        4,005,875
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 7.75%, 03/01/14        5,700,000        5,571,750
----------------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                                 8,860,922        9,303,968
----------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08          3,365,000        2,119,950
----------------------------------------------------------------------------
Calpine Corp.,
  Sr. Sec. Notes, 8.75%, 07/15/13 (Acquired
  07/10/03-05/11/04; Cost $8,333,913)(a)          8,665,000        6,932,000
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.25%, 08/15/05               6,765,000        6,325,275
----------------------------------------------------------------------------
Calpine Generating Co., LLC, Sec. Floating
  Rate Notes, 7.35%, 04/01/10 (Acquired
  03/23/04-05/11/04; Cost $5,206,113)(a)(c)       5,525,000        5,262,563
----------------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06(e)(h)                    7,750,000        6,238,750
----------------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Gtd. Second
  Priority Notes, 8.00%, 12/15/13 (Acquired
  12/17/03-04/12/04; Cost $6,134,300)(a)          7,115,000        7,328,450
----------------------------------------------------------------------------
Reliant Energy Inc., Sr. Sec. Global Notes,
  9.25%, 07/15/10                                 4,805,000        5,129,338
----------------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LLC-Series B, Sr. Unsec. Pass Through
  Ctfs., 9.24%, 07/02/17                          2,956,853        3,222,969
----------------------------------------------------------------------------
Reliant Resources, Inc., Sr. Sec. Global
  Notes, 9.50%, 07/15/13                          4,605,000        4,961,888
----------------------------------------------------------------------------
Williams Cos., Inc. (The),
  Notes, 7.13%, 09/01/11                          4,940,000        5,162,300
----------------------------------------------------------------------------
  Sr. Notes, 8.63%, 06/01/10                      4,665,000        5,259,788
============================================================================
                                                                  76,824,864
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

OFFICE ELECTRONICS-0.91%

Xerox Corp.,
  Sr. Unsec. Notes,
  7.13%, 06/15/10                              $  3,650,000   $    3,768,625
----------------------------------------------------------------------------
  7.63%, 06/15/13                                 7,545,000        7,761,919
============================================================================
                                                                  11,530,544
============================================================================

OIL & GAS EQUIPMENT & SERVICES-1.57%

CHC Helicopter Corp. (Canada), Sr. Sub.
  Notes, 7.38%, 05/01/14 (Acquired 04/21/04;
  Cost $1,094,005)(a)                             1,100,000        1,102,750
----------------------------------------------------------------------------
Grant Prideco Escrow Corp., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 12/15/09                   2,740,000        3,041,400
----------------------------------------------------------------------------
Hanover Compressor Co.,
  Sr. Notes, 9.00%, 06/01/14                      1,855,000        1,957,025
----------------------------------------------------------------------------
  Sr. Unsec. Sub. Gtd. Notes, 8.63%, 12/15/10     1,845,000        1,946,475
----------------------------------------------------------------------------
Key Energy Services, Inc., Sr. Notes, 6.38%,
  05/01/13                                        4,790,000        4,538,525
----------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11                                 6,765,000        7,407,675
============================================================================
                                                                  19,993,850
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.53%

Paramount Resources Ltd. (Canada), Sr. Yankee
  Notes, 8.88%, 07/15/14                          4,140,000        4,160,700
----------------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Notes, 7.63%,
  07/15/11                                        2,455,000        2,528,650
============================================================================
                                                                   6,689,350
============================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-3.02%

CITGO Petroleum Corp., Sr. Unsec. Global
  Notes, 11.38%, 02/01/11                         8,545,000        9,954,925
----------------------------------------------------------------------------
El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10                                        4,910,000        4,566,300
----------------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13              7,585,000        7,281,600
----------------------------------------------------------------------------
GulfTerra Energy Partners, L.P.,
  Sr. Unsec. Global Notes, 6.25%, 06/01/10        2,805,000        2,882,138
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 06/01/11                          6,801,000        7,481,100
----------------------------------------------------------------------------
Pacific Energy Partners LP/Pacific Energy
  Finance Corp., Sr. Notes, 7.13%, 06/15/14
  (Acquired 06/10/04; Cost $2,259,842)(a)         2,300,000        2,380,500
----------------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15                   3,740,000        3,973,750
============================================================================
                                                                  38,520,313
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

PACKAGED FOODS & MEATS-0.72%

Dole Food Co., Inc., Sr. Unsec. Global Notes,
  8.88%, 03/15/11                              $  4,830,000   $    5,168,100
----------------------------------------------------------------------------
Pinnacle Foods Holding Corp.,
  Sr. Sub. Notes,
  8.25%, 12/01/13 (Acquired 02/05/04; Cost
  $2,864,429)(a)                                  2,765,000        2,647,488
----------------------------------------------------------------------------
  8.25%, 12/01/13 (Acquired 11/20/03; Cost
  $1,385,000)(a)                                  1,385,000        1,329,600
============================================================================
                                                                   9,145,188
============================================================================

PAPER PACKAGING-0.30%

Jefferson Smurfit Corp., Sr. Unsec. Gtd.
  Unsub. Global Notes, 7.50%, 06/01/13            3,775,000        3,850,500
============================================================================

PAPER PRODUCTS-2.66%

Abitibi-Consolidated Inc. (Canada), Floating
  Rate Notes, 5.02%, 06/15/11 (Acquired
  06/10/04; Cost $1,845,000)(a)(c)                1,845,000        1,877,288
----------------------------------------------------------------------------
Bowater Inc., Global Notes, 6.50%, 06/15/13       8,170,000        7,822,775
----------------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13                          5,405,000        5,540,125
----------------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sr. Sec. Notes,
  9.75%, 03/15/10 (Acquired 03/05/04; Cost
  $2,833,170)(a)                                  2,865,000        2,865,000
----------------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08          3,850,000        4,148,375
----------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.00%, 01/15/24        2,770,000        2,911,963
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.88%,
  02/01/10                                        6,820,000        7,825,950
----------------------------------------------------------------------------
Norske Skog Canada Ltd. (Canada)-Series D,
  Sr. Unsec. Gtd. Global Notes, 8.63%,
  06/15/11                                          800,000          866,000
============================================================================
                                                                  33,857,476
============================================================================

PERSONAL PRODUCTS-1.29%

Elizabeth Arden, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.75%, 01/15/14                   4,605,000        4,731,638
----------------------------------------------------------------------------
Herbalife International, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 11.75%, 07/15/10        5,270,000        5,981,450
----------------------------------------------------------------------------
Playtex Products, Inc., Sr. Sec. Notes,
  8.00%, 03/01/11 (Acquired 02/04/04; Cost
  $5,550,781)(a)                                  5,545,000        5,752,938
============================================================================
                                                                  16,466,026
============================================================================

PHARMACEUTICALS-0.88%

aaiPharma Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 11.50%, 04/01/10                         6,525,000        5,448,375
----------------------------------------------------------------------------
Athena Neurosciences Finance, LLC., Sr.
  Unsec. Unsub. Gtd. Notes, 7.25%, 02/21/08       3,385,000        3,368,075
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

Valeant Pharmaceuticals International, Sr.
  Notes, 7.00%, 12/15/11 (Acquired 12/09/03-
  02/06/04; Cost $2,496,600)(a)                $  2,470,000   $    2,432,950
============================================================================
                                                                  11,249,400
============================================================================

PUBLISHING-1.14%

Medianews Group Inc., Sr. Unsec. Sub. Global
  Notes, 6.88%, 10/01/13                          3,230,000        3,141,175
----------------------------------------------------------------------------
PRIMEDIA Inc., Sr. Notes, 8.00%, 05/15/13
  (Acquired 05/08/03-08/18/03; Cost
  $5,685,681)(a)                                  5,750,000        5,376,250
----------------------------------------------------------------------------
Vertis Inc.-Series B, Sr. Unsec. Gtd. Global
  Notes, 10.88%, 06/15/09                         5,510,000        6,047,225
============================================================================
                                                                  14,564,650
============================================================================

RAILROADS-1.24%

Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Yankee Notes, 10.25%, 06/15/07         3,395,000        3,442,530
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Deb., 11.75%,
  06/15/09                                        8,223,000        8,181,885
----------------------------------------------------------------------------
Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08                   3,829,000        4,192,755
============================================================================
                                                                  15,817,170
============================================================================

REAL ESTATE-1.62%

Host Marriott L.P.,
  Sr. Unsec. Notes, 7.00%, 08/15/12 (Acquired
  07/27/04; Cost $2,368,757)(a)(e)                2,405,000        2,386,963
----------------------------------------------------------------------------
  Series G, Sr. Gtd. Global Notes, 9.25%,
  10/01/07                                        5,400,000        5,994,000
----------------------------------------------------------------------------
  Series I, Unsec. Gtd. Global Notes, 9.50%,
  01/15/07                                        1,420,000        1,562,000
----------------------------------------------------------------------------
iStar Financial Inc.,
  Sr. Unsec. Notes,
  6.50%, 12/15/13                                 3,690,000        3,708,450
----------------------------------------------------------------------------
  8.75%, 08/15/08                                   422,000          476,860
----------------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11                   4,570,000        4,775,650
----------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%, 05/01/09       1,525,000        1,662,250
============================================================================
                                                                  20,566,173
============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.14%

LNR Property Corp.-Series A, Sr. Sub. Global
  Notes, 7.25%, 10/15/13                          1,850,000        1,845,375
============================================================================

REGIONAL BANKS-0.63%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                                 7,225,000        7,983,625
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

SEMICONDUCTORS-0.46%

Viasystems Inc., Sr. Sub. Notes, 10.50%,
  01/15/11 (Acquired 12/12/03-02/25/04; Cost
  $6,246,163)(a)                               $  6,005,000   $    5,884,900
============================================================================

SOVEREIGN DEBT-0.11%

Federative Republic of Brazil (Brazil),
  Global Bonds, 10.50%, 07/14/14                  1,445,000        1,455,115
============================================================================

SPECIALTY CHEMICALS-4.01%

BCP Caylux Holdings Luxembourg S.C.A.
  (Luxembourg), Sr. Sub. Notes, 9.63%,
  06/15/14 (Acquired 06/03/04-06/28/04; Cost
  $3,292,100)(a)                                  3,230,000        3,367,275
----------------------------------------------------------------------------
Huntsman Advanced Materials LLC, Sr. Sec.
  Second Lien Notes, 11.00%, 07/15/10
  (Acquired 06/23/03; Cost $2,730,000)(a)         2,730,000        3,105,375
----------------------------------------------------------------------------
Huntsman Co. LLC, Sr. Unsec. Gtd. Global
  Notes, 11.63%, 10/15/10                         5,095,000        5,693,663
----------------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09                   7,625,000        8,158,750
----------------------------------------------------------------------------
Millennium America Inc.,
  Sr. Notes, 9.25%, 06/15/08 (Acquired
  04/22/03-11/12/03; Cost $2,860,913)(a)          2,680,000        2,907,800
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 9.25%,
  06/15/08                                        4,060,000        4,405,100
----------------------------------------------------------------------------
Nalco Co., Sr. Sub. Notes, 8.88%, 11/15/13
  (Acquired 05/05/04-05/11/04; Cost
  $5,702,863)(a)                                  5,565,000        5,843,250
----------------------------------------------------------------------------
Nalco Finance Holdings Inc., Sr. Disc. Notes,
  9.00%, 02/01/14 (Acquired 01/15/04-
  04/13/04; Cost $4,039,589)(a)(b)                6,450,000        4,321,500
----------------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11                          5,185,000        5,366,475
----------------------------------------------------------------------------
Rhodia S.A. (France), Sr. Notes, 7.63%,
  06/01/10 (Acquired 05/20/03; Cost
  $1,860,000)(a)                                  1,860,000        1,720,500
----------------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Global Notes, 8.75%, 07/15/11                   5,585,000        6,157,463
============================================================================
                                                                  51,047,151
============================================================================

SPECIALTY STORES-1.48%

Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13                                        2,300,000        2,351,750
----------------------------------------------------------------------------
CSK Auto Inc., Unsec. Gtd. Global Notes,
  7.00%, 01/15/14                                 2,300,000        2,185,000
----------------------------------------------------------------------------
Nebraska Book Co., Inc., Sr. Unsec. Sub.
  Global Notes, 8.63%, 03/15/12                   4,600,000        4,577,000
----------------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14                                 4,620,000        4,608,450
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 10.75%, 11/01/11          $  4,540,000   $    5,107,500
============================================================================
                                                                  18,829,700
============================================================================

STEEL-0.56%

AK Steel Corp., Sr. Unsec. Gtd. Global Notes,
  7.75%, 06/15/12                                   535,000          497,550
----------------------------------------------------------------------------
IPSCO, Inc. (Canada), Sr. Global Notes,
  8.75%, 06/01/13                                 5,935,000        6,676,875
============================================================================
                                                                   7,174,425
============================================================================

TEXTILES-0.37%

INVISTA, Sr. Notes, 9.25%, 05/01/12 (Acquired
  04/23/04; Cost $4,630,000)(a)                   4,630,000        4,751,538
============================================================================

TRUCKING-0.44%

Laidlaw International Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 06/15/11                  5,045,000        5,574,725
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-6.46%

AirGate PCS, Inc., Sr. Sec. Sub. Notes,
  9.38%, 09/01/09                                 5,319,900        5,240,102
----------------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Disc. Notes, 12.00%, 07/31/09(b)                5,113,000        5,049,088
----------------------------------------------------------------------------
American Tower Corp., Sr. Global Notes,
  9.38%, 02/01/09                                 5,345,000        5,719,150
----------------------------------------------------------------------------
Centennial Cellular Operating Co./Centennial
  Communications Corp., Sr. Unsec. Gtd.
  Global Notes, 10.13%, 06/15/13                  6,500,000        6,743,750
----------------------------------------------------------------------------
Crown Castle International Corp., Sr. Global
  Notes, 9.38%, 08/01/11                          4,500,000        5,118,750
----------------------------------------------------------------------------
Dobson Communications Corp., Sr. Global
  Notes, 8.88%, 10/01/13                          6,535,000        5,031,950
----------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Global Notes, 14.00%, 10/01/10(b)(e)(f)         5,150,000        1,660,875
----------------------------------------------------------------------------
Innova S. de R.L. (Mexico), Global Notes,
  9.38%, 09/19/13                                 9,205,000        9,803,325
----------------------------------------------------------------------------
iPCS Escrow Co., Sr. Unsec. Notes, 11.50%,
  05/01/12 (Acquired 04/22/04; Cost
  $3,780,000)(a)                                  3,780,000        3,921,750
----------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(b)(e)(f)                               6,335,000        3,880,188
----------------------------------------------------------------------------
Millicom International Cellular S.A.
  (Luxembourg), Sr. Unsec. Notes, 10.00%,
  12/01/13 (Acquired 11/19/03; Cost
  $925,000)(a)                                      925,000          929,625
----------------------------------------------------------------------------
Nextel Communications, Inc.,
  Sr. Unsec. Notes,
  5.95%, 03/15/14                                 4,600,000        4,358,500
----------------------------------------------------------------------------
  7.38%, 08/01/15                                 2,535,000        2,668,088
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11                              $  3,710,000   $    3,876,950
----------------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10                          3,690,000        3,708,450
----------------------------------------------------------------------------
SBA Telecommunications, Inc./SBA
  Communications Corp., Sr. Unsec. Disc.
  Global Notes, 9.75%, 12/15/11(b)                6,255,000        4,769,438
----------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Global Notes, 14.00%, 05/15/10(b)         3,102,000        3,125,265
----------------------------------------------------------------------------
US Unwired Inc.,
  Sr. Sec. First Priority Floating Rate
  Notes, 5.79%, 06/15/10 (Acquired 06/10/04;
  Cost $2,765,000)(a)(c)                          2,765,000        2,834,125
----------------------------------------------------------------------------
  Sr. Sec. Second Priority Notes, 10.00%,
  06/15/12 (Acquired 06/10/04; Cost
  $913,799)(a)                                      920,000          943,000
----------------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13                          2,790,000        2,880,675
============================================================================
                                                                  82,263,044
============================================================================
    Total Bonds & Notes (Cost $1,170,323,526)                  1,182,388,067
============================================================================

                                                  SHARES
STOCKS & OTHER EQUITY INTERESTS-3.41%

ALTERNATIVE CARRIERS-0.00%

KMC Telecom Holdings, Inc.-Wts., expiring
  01/31/08(i)                                            35                0
----------------------------------------------------------------------------
WAM!NET Inc.-Wts., expiring 03/01/05(i)              17,100              171
============================================================================
                                                                         171
============================================================================

BROADCASTING & CABLE TV-0.04%

Knology, Inc.(j)                                     64,931          283,099
----------------------------------------------------------------------------
  Wts., expiring 10/22/07 (Acquired 03/12/98-
  02/01/00; Cost $270)(a)(d)(e)(i)                   47,295           20,148
----------------------------------------------------------------------------
XM Satellite Radio Inc.-Wts., expiring
  03/15/10(i)                                         3,750          206,250
============================================================================
                                                                     509,497
============================================================================

COMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications, Ltd.-Wts.,
  expiring 12/26/06(i)                               74,000              370
============================================================================

CONSTRUCTION MATERIALS-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00-01/30/01; Cost
  $10,000)(a)(e)(i)                                  10,780              108
============================================================================

----------------------------------------------------------------------------
                                                                  MARKET
                                                  SHARES          VALUE

GENERAL MERCHANDISE STORES-0.01%

Travelcenters of America Inc.
  Wts., expiring 05/01/09 (Acquired 01/29/01;
  Cost $0)(a)(e)(i)                                  14,700   $       77,175
----------------------------------------------------------------------------
  Wts., expiring 05/01/09(i)                          4,900           25,725
============================================================================
                                                                     102,900
============================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.
  Series B, Pfd.-Wts, expiring 11/15/09
  (Acquired 06/13/00; Cost $0)(a)(e)(i)              21,155                0
----------------------------------------------------------------------------
  Wts, expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(a)(e)(i)                                  21,155                0
============================================================================
                                                                           0
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.19%

McLeodUSA Inc.-Wts., expiring 04/16/07(i)           117,164           15,231
----------------------------------------------------------------------------
NTELOS Inc.
  (Acquired 09/10/03; Cost
  $5,437,500)(a)(d)(e)                              246,765        5,330,124
----------------------------------------------------------------------------
  Wts., expiring 08/15/10 (Acquired 07/21/00-
  11/15/00; Cost $214,160)(a)(d)(e)(i)               33,035                0
----------------------------------------------------------------------------
Telewest Global, Inc.(j)                            861,044        9,729,797
----------------------------------------------------------------------------
XO Communications, Inc.
  Series A-Wts., expiring 01/16/10(i)                59,878           70,057
----------------------------------------------------------------------------
  Series B-Wts., expiring 01/16/10(i)                42,841           32,131
----------------------------------------------------------------------------
  Series C-Wts., expiring 01/16/10(i)                51,111           29,133
============================================================================
                                                                  15,206,473
============================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.61%

AES Trust VII, $3.00 Pfd.                           172,950        7,782,750
============================================================================

PUBLISHING-0.69%

PRIMEDIA Inc.
  Series D, 10.00% Pfd.                              57,750        5,457,375
----------------------------------------------------------------------------
  Series F, 9.20% Pfd.                               37,800        3,345,300
============================================================================
                                                                   8,802,675
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.87%

Alamosa Holdings, Inc.-Series B, Conv. Pfd.
  $18.75                                              6,433        3,604,114
----------------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03-04/29/03; Cost
  $414,167)(a)(e)(i)                                  7,220        1,494,540
----------------------------------------------------------------------------
Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(e)(i)              29,480              295
----------------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(e)(i)                         6,880                7
----------------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(a)(e)(i)              14,340              144
----------------------------------------------------------------------------

                                                                  MARKET
                                                  SHARES          VALUE
----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

NII Holdings Inc.(j)                                156,147   $    5,936,709
----------------------------------------------------------------------------
UbiquiTel Operating Co.-Wts., expiring
  04/15/10 (Acquired 08/10/00; Cost
  $0)(a)(e)(i)                                       27,680              277
============================================================================
                                                                  11,036,086
============================================================================
    Total Stocks & Other Equity Interests
      (Cost $39,253,131)                                          43,441,030
============================================================================

----------------------------------------------------------------------------
                                                                  MARKET
                                                  SHARES          VALUE

MONEY MARKET FUNDS-2.14%

Liquid Assets Portfolio-Institutional
  Class(k)                                       13,631,880   $   13,631,880
============================================================================
STIC Prime Portfolio-Institutional Class(k)      13,631,880       13,631,880
============================================================================
    Total Money Market Funds (Cost
      $27,263,760)                                                27,263,760
============================================================================
TOTAL INVESTMENTS-98.40% (Cost
  $1,236,840,417)                                              1,253,092,857
============================================================================
OTHER ASSETS LESS LIABILITIES-1.60%                               20,316,611
============================================================================
NET ASSETS-100.00%                                            $1,273,409,468
____________________________________________________________________________
============================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 07/31/04 was $252,133,445, which represented 19.80% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Discounted note at issue. The interest rate represents the coupon rate at which the note will accrue at a specified future date.
(c) Interest rate is redetermined quarterly. Rate shown is rate in effect on 07/31/04.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at 07/31/04 was $10,562,417, which represented 0.84% of the Fund's total investments. See Note 1A.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 07/31/04 was $32,770,251, which represented 2.57% of the Fund's net assets.
(f) Defaulted security. Issuer has filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The aggregate market value of these securities at 07/31/04 was $34,157,983, which represented 2.73% of the Fund's total investments.
(g) Interest rate is redetermined semi-annually. Rate shown is rate in effect on 07/31/04.
(h) Defaulted security. Currently, the issuer is in default with respect to interest payments. The aggregate market value of these securities at 07/31/04 was $9,326,137, which represented 0.74% of the Fund's total investments.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) Non-income producing security.
(k) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $1,209,576,657)                            $ 1,225,829,097
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $27,263,760)                        27,263,760
============================================================
     Total investments (cost
       $1,236,840,417)                         1,253,092,857
============================================================
Cash                                               1,409,685
------------------------------------------------------------
Receivables for:
  Investments sold                                 7,357,555
------------------------------------------------------------
  Fund shares sold                                   824,924
------------------------------------------------------------
  Dividends and interest                          23,597,333
------------------------------------------------------------
  Investments matured (Note 9)                        23,036
------------------------------------------------------------
  Amount due from advisor                            859,989
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   156,509
------------------------------------------------------------
Other assets                                         109,878
============================================================
     Total assets                              1,287,431,766
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            6,196,408
------------------------------------------------------------
  Fund shares reacquired                           3,802,053
------------------------------------------------------------
  Dividends                                        2,754,306
------------------------------------------------------------
  Deferred compensation and retirement
     plans                                           270,333
------------------------------------------------------------
Accrued distribution fees                            548,641
------------------------------------------------------------
Accrued trustees' fees                                 2,061
------------------------------------------------------------
Accrued transfer agent fees                          385,937
------------------------------------------------------------
Accrued operating expenses                            62,559
============================================================
     Total liabilities                            14,022,298
============================================================
Net assets applicable to shares outstanding  $ 1,273,409,468
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 3,311,520,392
------------------------------------------------------------
Undistributed net investment income               (2,671,331)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                       (2,051,692,033)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      16,252,440
============================================================
                                             $ 1,273,409,468
____________________________________________________________
============================================================


NET ASSETS:

Class A                                      $   555,042,329
____________________________________________________________
============================================================
Class B                                      $   411,088,471
____________________________________________________________
============================================================
Class C                                      $    75,971,085
____________________________________________________________
============================================================
Investor Class                               $   225,998,498
____________________________________________________________
============================================================
Institutional Class                          $     5,309,085
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          128,662,603
____________________________________________________________
============================================================
Class B                                           94,996,177
____________________________________________________________
============================================================
Class C                                           17,622,031
____________________________________________________________
============================================================
Investor Class                                    52,349,091
____________________________________________________________
============================================================
Institutional Class                                1,231,828
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          4.31
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $4.31 divided by
       95.25%)                               $          4.52
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                   $          4.33
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                   $          4.31
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
     share                                   $          4.32
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                   $          4.31
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $115,491,091
--------------------------------------------------------------------------
Dividends                                                        3,706,995
--------------------------------------------------------------------------
Dividends from affiliates                                          284,623
==========================================================================
     Total investment income                                   119,482,709
==========================================================================


EXPENSES:

Advisory fees                                                    7,060,337
--------------------------------------------------------------------------
Administrative services fees                                       345,709
--------------------------------------------------------------------------
Custodian fees                                                     110,784
--------------------------------------------------------------------------
Distribution fees:

  Class A                                                        1,495,500
--------------------------------------------------------------------------
  Class B                                                        4,960,921
--------------------------------------------------------------------------
  Class C                                                          851,815
--------------------------------------------------------------------------
  Investor Class                                                   445,275
--------------------------------------------------------------------------
Transfer agent fees:

  Class A, B, C and Investor                                     2,837,544
--------------------------------------------------------------------------
  Institutional Class                                                  594
--------------------------------------------------------------------------
Trustees' fees and retirement fees                                  30,595
--------------------------------------------------------------------------
Other                                                              688,172
==========================================================================
     Total expenses                                             18,827,246
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (276,588)
--------------------------------------------------------------------------
     Net expenses                                               18,550,658
==========================================================================
Net investment income                                          100,932,051
==========================================================================


REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    47,647,309
==========================================================================
Net increase from payments by affiliates -- See Note 2             837,926
==========================================================================
Change in net unrealized appreciation of investment
  securities                                                    25,070,033
==========================================================================
Net gain from investment securities                             73,555,268
==========================================================================
Net increase in net assets resulting from operations          $174,487,319
__________________________________________________________________________
==========================================================================


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  100,932,051    $   95,342,128
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             47,647,309      (164,599,730)
----------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                           837,926                --
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    25,070,033       278,571,487
==============================================================================================
    Net increase in net assets resulting from operations         174,487,319       209,313,885
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (48,472,912)      (48,175,551)
----------------------------------------------------------------------------------------------
  Class B                                                        (36,610,283)      (41,662,189)
----------------------------------------------------------------------------------------------
  Class C                                                         (6,311,046)       (4,898,704)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (15,359,857)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                                (47,509)               --
==============================================================================================
    Decrease in net assets resulting from distributions         (106,801,607)      (94,736,444)
==============================================================================================
Share transactions-net:
  Class A                                                        (25,301,882)       68,038,018
----------------------------------------------------------------------------------------------
  Class B                                                       (146,494,803)       13,140,786
----------------------------------------------------------------------------------------------
  Class C                                                           (249,978)       16,219,386
----------------------------------------------------------------------------------------------
  Investor Class                                                 223,068,292                --
----------------------------------------------------------------------------------------------
  Institutional Class                                              5,284,210                --
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                 56,305,839        97,398,190
==============================================================================================
    Net increase in net assets                                   123,991,551       211,975,631
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,149,417,917       937,442,286
==============================================================================================
  End of year (including undistributed net investment income of $(2,671,331) and $689,140 for 2004 and 2003,
    respectively)                                             $1,273,409,468    $1,149,417,917
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official

     Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

NOTE 2--ADVISORY FEES AND OTHER AFFILIATED PAYMENTS

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $6,992.

    For the year ended July 31, 2004, the advisor reimbursed the Fund for the economic loss of $837,926 for security rights that expired with value.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $93,147 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $345,709 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $1,560,292 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $1,495,500, $4,960,921, $851,815 and $322,764 respectively. AIM reimbursed $122,511 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees of the INVESCO High Yield Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO High Yield Fund, and an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2004, AIM Distributors advised the Fund that it retained $138,959 in front-end sales commissions from the sale of Class A shares and $529,236, $16,634 and $20,917 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                       UNREALIZED
                 MARKET VALUE       PURCHASES         PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND               07/31/03          AT COST         FROM SALES      (DEPRECIATION)      07/31/04       INCOME      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class             $    --       $299,579,656     $(285,947,776)       $    --        $13,631,880     $143,861       $    --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                  --        298,615,816      (284,983,936)            --         13,631,880      140,762            --
===============================================================================================================================
  Total             $    --       $598,195,472     $(570,931,712)       $    --        $27,263,760     $284,623       $    --
===============================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $16,917 and credits in custodian fees of $37,021 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $53,938.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $7,617 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2004, the average interfund borrowings for the number of days outstanding was $18,549,917 with a weighted average interest rate of 1.44% and interest expense of $8,776.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended July 31, 2004.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested. At July 31, 2004, there were no securities out on loan to brokers.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                  2004           2003
-----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $106,801,607    $94,736,444
_________________________________________________________________________________________
=========================================================================================

TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
-------------------------------------------------------------------------------
Undistributed ordinary income                                   $       274,895
-------------------------------------------------------------------------------
Unrealized appreciation -- investments                                7,602,524
-------------------------------------------------------------------------------
Temporary book/tax differences                                       (1,514,774)
-------------------------------------------------------------------------------
Capital loss carryforward                                        (2,034,913,509)
-------------------------------------------------------------------------------
Post-October capital loss deferral                                   (9,560,060)
-------------------------------------------------------------------------------
Shares of beneficial interest                                     3,311,520,392
===============================================================================
Total net assets                                                $ 1,273,409,468
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the deferral of capital losses, bond premium amortization and other timing differences.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $1,943,300,145 of capital loss carryforward in the fiscal year ended July 31, 2005.

    The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
July 31, 2006                                                   $  117,576,336
------------------------------------------------------------------------------
July 31, 2007                                                      330,885,143
------------------------------------------------------------------------------
July 31, 2008                                                      317,959,747
------------------------------------------------------------------------------
July 31, 2009                                                      187,591,628
------------------------------------------------------------------------------
July 31, 2010                                                      488,676,295
------------------------------------------------------------------------------
July 31, 2011                                                      510,629,455
------------------------------------------------------------------------------
July 31, 2012                                                       81,594,905
==============================================================================
Total capital loss carryforward                                 $2,034,913,509
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003 the date of the reorganization of INVESCO High Yield Fund into the Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $1,044,686,413 and $1,200,848,449, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $600,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 66,183,831
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (58,581,307)
==============================================================================
Net unrealized appreciation of investment securities             $  7,602,524
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,245,490,333.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of bond premiums, sales of defaulted bonds and capital loss carryforward limitations, on July 31, 2004, undistributed net investment income was increased by $2,570,888, undistributed net realized gain (loss) was increased by $291,408,879 and shares of beneficial interest decreased by $293,979,767. Further, as a result of capital loss carryforward limitations and tax deferrals acquired in the reorganization of INVESCO High Yield Fund into the Fund on November 3, 2003, undistributed net investment income was decreased by $61,803, undistributed net realized gain
(loss) was decreased by $462,394,473 and shares of beneficial interest increased by $462,456,276. These reclassifications had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                               CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                          2004                             2003
                                                              -----------------------------    -----------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       87,902,041    $ 369,269,080     163,631,121    $ 631,077,903
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       18,127,441       77,847,288      30,851,723      117,940,158
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       12,117,732       52,362,546      12,379,160       47,768,358
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              5,359,665       23,456,707              --               --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         1,221,889        5,241,327              --               --
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        7,028,356       30,449,463       7,455,053       28,454,055
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        4,377,543       19,024,636       5,176,658       19,722,338
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                          973,966        4,228,476         768,448        2,934,254
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              2,967,064       12,998,054              --               --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                            11,040           47,509              --               --
============================================================================================================================
Issued in connection with acquisitions:
  Class A                                                        3,472,810(c)    14,863,500(c)    8,999,611(d)    37,602,120(d)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                          625,758(c)     2,692,622(c)   10,480,525(d)    43,922,476(d)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        3,933,894(c)    16,848,468(c)    1,949,995(d)     8,144,636(d)
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             67,146,021(c)   287,723,965(c)           --               --
============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       13,318,518       57,901,548       7,570,103       29,132,839
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (13,278,261)     (57,901,548)     (7,535,951)     (29,132,839)
============================================================================================================================
Reacquired:(e)
  Class A                                                     (116,337,900)    (497,785,473)   (167,318,004)    (658,228,899)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (43,628,313)    (188,157,801)    (36,609,427)    (139,311,347)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (16,972,525)     (73,689,468)    (11,045,541)     (42,627,862)
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            (23,123,659)    (101,110,434)             --               --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                            (1,101)          (4,626)             --               --
============================================================================================================================
                                                                15,241,979    $  56,305,839      26,753,474    $  97,398,190
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b)  Institutional Class shares commenced sales on April 30, 2004.
(c) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO High Yield Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO High Yield Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 75,178,483 shares of the Fund for 83,984,532 shares of INVESCO High Yield Fund outstanding as of the close of business October 31, 2003. INVESCO High Yield Fund net assets at that date of $322,128,555 including $25,898,307 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,216,112,386.
(d) As of the opening of business on June 23, 2003, the Fund acquired all of the net assets of AIM High Yield Fund II pursuant to a plan of reorganization approved by the Trustees of the Fund on February 6, 2003 and AIM High Yield Fund II shareholders on June 4, 2003. The acquisition was accomplished by a tax-free exchange of 21,430,131 shares of the Fund for 14,799,134 shares of AIM High Yield Fund II outstanding as of the close of business June 20, 2003. AIM High Yield Fund II net assets at that date of $89,669,232 including $(611,924) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,256,561,728.
(e) Amount is net of redemption fees of $15,259, $11,302, $2,089, $6,213 and $146 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CLASS A
                                  -----------------------------------------------------------------------------------------------
                                                                                                  SEVEN MONTHS
                                                      YEAR ENDED JULY 31,                            ENDED            YEAR ENDED
                                  ------------------------------------------------------------      JULY 31,         DECEMBER 31,
                                    2004                  2003           2002           2001          2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                          $   4.10              $   3.70       $   4.92       $   7.00     $     8.07         $     8.77
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income               0.33(a)               0.37(a)        0.49(b)        0.68           0.47               0.85
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                   0.23                  0.40          (1.19)         (2.03)         (1.03)             (0.66)
=================================================================================================================================
    Total from investment
      operations                      0.56                  0.77          (0.70)         (1.35)         (0.56)              0.19
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                           (0.35)                (0.37)         (0.52)         (0.69)         (0.49)             (0.87)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                     --                    --             --          (0.03)         (0.02)             (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                   --                    --             --          (0.01)            --                 --
=================================================================================================================================
    Total distributions              (0.35)                (0.37)         (0.52)         (0.73)         (0.51)             (0.89)
=================================================================================================================================
Redemption fees added to shares
  of beneficial interest              0.00                    --             --             --             --                 --
=================================================================================================================================
Net asset value, end of period    $   4.31              $   4.10       $   3.70       $   4.92     $     7.00         $     8.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                      13.92%                22.10%        (15.36)%       (19.98)%        (7.12)%             2.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $555,042              $547,092       $417,974       $683,845     $1,056,453         $1,364,502
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                              1.05%(d)(e)           1.16%          1.07%          0.99%          0.93%(f)           0.92%
=================================================================================================================================
Ratio of net investment income
  to average net assets               7.68%(d)              9.64%         11.15%(b)      11.98%         10.79%(f)          10.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)              89%                  101%            59%            55%            23%                79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $598,200,173.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.06%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                            YEAR ENDED JULY 31,                         ENDED         YEAR ENDED
                                           ------------------------------------------------------      JULY 31,      DECEMBER 31,
                                             2004             2003             2002        2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   4.12         $   3.71         $   4.93    $   7.01     $     8.07      $     8.76
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.30(a)          0.34(a)          0.45(b)     0.64           0.44            0.79
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.23             0.41            (1.18)      (2.03)         (1.03)          (0.66)
=================================================================================================================================
    Total from investment operations           0.53             0.75            (0.73)      (1.39)         (0.59)           0.13
=================================================================================================================================
Less distributions:
  Dividends from net investment income        (0.32)           (0.34)           (0.49)      (0.65)         (0.45)          (0.80)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                              --               --               --       (0.03)         (0.02)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                            --               --               --       (0.01)            --              --
=================================================================================================================================
    Total distributions                       (0.32)           (0.34)           (0.49)      (0.69)         (0.47)          (0.82)
=================================================================================================================================
Redemption fees added to shares of
  beneficial interest                          0.00               --               --          --             --              --
=================================================================================================================================
Net asset value, end of period             $   4.33         $   4.12         $   3.71    $   4.93     $     7.01      $     8.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)(d)                            13.06%           21.44%          (15.99)%    (20.60)%        (7.49)%          1.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $411,088         $530,239         $469,408    $756,704     $1,206,737      $1,559,864
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets        1.80%(e)(f)      1.91%            1.82%       1.75%          1.69%(g)        1.68%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   6.93%(e)         8.89%           10.40%(b)    11.22%        10.03%(g)        9.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(h)                       89%             101%              59%         55%            23%             79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 12.80%.
(e)  Ratios are based on average daily net assets of $496,092,108.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.81%.
(g)  Annualized.
(h)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                   ------------------------------------------------------------------------------
                                                                YEAR ENDED JULY 31,                  SEVEN MONTHS     YEAR ENDED
                                                   ---------------------------------------------    ENDED JULY 31,   DECEMBER 31,
                                                    2004            2003       2002       2001           2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  4.10         $  3.70    $  4.92    $  6.99       $   8.05        $   8.74
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.30(a)         0.34(a)    0.45(b)    0.65           0.44            0.78
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                   0.23            0.40      (1.18)     (2.03)         (1.03)          (0.65)
=================================================================================================================================
    Total from investment operations                  0.53            0.74      (0.73)     (1.38)         (0.59)           0.13
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.32)          (0.34)     (0.49)     (0.65)         (0.45)          (0.80)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                     --              --         --      (0.03)         (0.02)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                              --              --         --      (0.01)            --              --
=================================================================================================================================
    Total distributions                              (0.32)          (0.34)     (0.49)     (0.69)         (0.47)          (0.82)
=================================================================================================================================
Redemption fees added to shares of beneficial
  interest                                            0.00              --         --         --             --              --
=================================================================================================================================
Net asset value, end of period                     $  4.31         $  4.10    $  3.70    $  4.92       $   6.99        $   8.05
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                      13.12%          21.22%    (16.02)%   (20.52)%        (7.51)%          1.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $75,971         $72,086    $50,060    $81,871       $110,297        $129,675
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               1.80%(d)(e)     1.91%      1.82%      1.75%          1.69%(f)        1.68%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                              6.93%(d)        8.89%     10.40%(b)   11.22%        10.03%(f)        9.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                              89%            101%        59%        55%            23%             79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $85,181,525.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.81%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                  JULY 31, 2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   4.20
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.28(a)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 0.13
==================================================================================
    Total from investment operations                                     0.41
==================================================================================
Less distributions from net investment income                           (0.29)
----------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest                   0.00
==================================================================================
Net asset value, end of period                                       $   4.32
__________________________________________________________________________________
==================================================================================
Total return(b)(c)                                                       9.93%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $225,998
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         0.96%(d)
----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.03%(d)
==================================================================================
Ratio of net investment income to average net assets                     7.77%(d)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(e)                                                 89%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 9.67%.
(d) Ratios are annualized and based on average daily net assets of $226,674,919.
(e)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                   JULY 31, 2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 4.39
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.09(a)
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (0.08)
===================================================================================
    Total from investment operations                                    0.01
===================================================================================
Less distributions from net investment income                          (0.09)
-----------------------------------------------------------------------------------
Redemption fees added to beneficial interest                            0.00
===================================================================================
Net asset value, end of period                                        $ 4.31
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         0.16%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $5,309
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets                                 0.67%(c)
===================================================================================
Ratio of net investment income to average net assets                    8.06%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                89%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,338,324.
(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                                                     INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Income Fund
and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Income Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Income Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -S- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-71.02%

ADVERTISING-0.54%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05                $ 4,065,000   $  4,258,209
=========================================================================

AEROSPACE & DEFENSE-0.31%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                         2,200,000      2,434,454
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.44%

Bank of New York Institutional Capital Trust-
  Series A, Bonds, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $3,786,854)(a)                  3,175,000      3,414,681
=========================================================================

AUTO PARTS & EQUIPMENT-0.00%

Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(b)(c)(d)                              1,325,000         13,202
=========================================================================

BROADCASTING & CABLE TV-4.41%

Adelphia Communications Corp.,
  Series B, Sr. Unsec. Notes,
    9.25%, 10/01/02(c)                             850,000        737,375
-------------------------------------------------------------------------
    9.88%, 03/01/07(c)                             140,000        121,450
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10(c)          3,600,000      3,186,000
-------------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 5.67%, 04/01/09
  (Acquired 03/30/04; Cost $2,165,000)(a)(e)     2,165,000      2,208,300
-------------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04; Cost $1,771,000)(a)        1,840,000      1,789,417
-------------------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb., 10.63%,
  07/15/12                                       3,175,000      4,017,200
-------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                          4,550,000      5,075,070
-------------------------------------------------------------------------
Cox Communications, Inc.,
  Unsec. Notes,
    6.88%, 06/15/05                              1,200,000      1,243,272
-------------------------------------------------------------------------
    7.50%, 08/15/04                                410,000        410,705
-------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                       1,500,000      1,576,725
-------------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Notes, 7.88%,
  12/15/07                                       1,925,000      2,030,875
-------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Canada)-Series B,
  Sr. Sec. Second Priority Yankee Notes,
  10.00%, 03/15/05                               6,380,000      6,667,100
-------------------------------------------------------------------------
TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05                                  910,000        937,919
-------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24          2,820,000      3,039,565
-------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                   1,200,000      1,492,272
=========================================================================
                                                               34,533,245
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

BUILDING PRODUCTS-0.30%

Building Materials Corp. of America-Series B,
  Sr. Unsec. Notes, 7.75%, 07/15/05            $ 2,335,000   $  2,375,862
=========================================================================

CASINOS & GAMING-0.24%

Caesars Entertainment, Inc., Sr. Unsec.
  Global Notes, 7.00%, 04/15/13                  1,775,000      1,868,187
=========================================================================

COMMODITY CHEMICALS-0.18%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                               1,255,000      1,374,229
=========================================================================

CONSUMER FINANCE-5.55%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                          2,455,000      2,775,648
-------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes,
    7.25%, 05/01/06                              4,525,000      4,773,739
-------------------------------------------------------------------------
    8.75%, 02/01/07                              3,156,000      3,504,170
-------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08                  2,125,000      2,302,990
-------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 6.75%, 05/15/05                         2,235,000      2,304,933
-------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07                              3,505,000      3,695,181
-------------------------------------------------------------------------
    6.88%, 02/01/06                              6,200,000      6,509,582
-------------------------------------------------------------------------
    7.50%, 03/15/05                              1,975,000      2,035,198
-------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 3.34%,
  03/04/05(f)                                      400,000        400,576
-------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06                              2,400,000      2,437,080
-------------------------------------------------------------------------
    7.50%, 07/15/05                              1,225,000      1,276,646
-------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05             3,700,000      3,771,336
-------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(g)                                    7,350,000      7,698,757
=========================================================================
                                                               43,485,836
=========================================================================

DISTILLERS & VINTNERS-0.14%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12          980,000      1,060,850
=========================================================================

DIVERSIFIED BANKS-9.84%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $4,207,395)(a)(h)               3,770,000      4,064,580
-------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(h)                         3,210,000      3,467,859
-------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $1,597,032)(a)(b)     1,440,000      1,500,494
-------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $2,429,863)(a)(b)               2,470,000      2,360,043
-------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 1.97%, 06/08/28(f)                 2,675,000      2,609,757
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $9,845,120)(a)(h)                            $ 8,000,000   $  9,564,400
-------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $6,036,101)(a)(b)                              4,770,000      5,419,435
-------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $4,897,574)(a)(b)     4,600,000      4,879,910
-------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands)-Series E,
  Gtd. Medium Term Unsub. Euro Notes,
  2.15%(e)(h)                                    6,000,000      5,940,000
-------------------------------------------------------------------------
Danske Bank A/S (Denmark),
  First Tier Bonds, 5.91% (Acquired 06/07/04;
  Cost $3,100,000)(a)(h)                         3,100,000      3,130,008
-------------------------------------------------------------------------
  Sub. Notes, 6.38%, 06/15/08 (Acquired
  08/30/02; Cost $912,441)(a)                      850,000        877,999
-------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27                                3,790,000      4,268,942
-------------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                               1,910,000      2,175,719
-------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $3,869,958)(a)(h)                              4,150,000      3,842,439
-------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.19%(e)(h)                                    2,250,000      1,967,853
-------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 1.31%, 08/29/87(e)             2,690,000      2,314,224
-------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 1.38%(e)(h)                   3,240,000      2,802,302
-------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                          3,710,000      4,637,240
-------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(h)             4,160,000      3,887,978
-------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07                                2,500,000      2,504,150
-------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $4,870,940)(a)(b)               4,600,000      4,860,544
=========================================================================
                                                               77,075,876
=========================================================================

DIVERSIFIED CAPITAL MARKETS-0.84%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(h)                                5,500,000      6,587,735
=========================================================================

ELECTRIC UTILITIES-4.43%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05             975,000      1,036,610
-------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(i)                       3,125,000      3,377,219
-------------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd. Second
  Priority Notes, 10.13%, 07/15/13 (Acquired
  08/01/03; Cost $1,473,372)(a)                  1,485,000      1,640,925
-------------------------------------------------------------------------
PG&E Corp.,
  First Mortgage Floating Rate Notes, 2.30%,
  04/03/06(f)                                      850,000        850,450
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

  Sec. Global Notes, 6.88%, 07/15/08           $ 7,340,000   $  7,814,384
-------------------------------------------------------------------------
Potomac Edison Co., First Mortgage Bonds,
  8.00%, 12/01/22(i)                             2,200,000      2,251,742
-------------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07                  2,925,000      3,229,697
-------------------------------------------------------------------------
Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  6.75%, 12/15/04 (Acquired 01/08/04; Cost
  $4,477,013)(a)(b)                              4,310,000      4,356,825
-------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08                         9,925,000     10,176,121
=========================================================================
                                                               34,733,973
=========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.18%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Global Notes, 11.25%, 06/01/11                 1,225,000      1,433,250
=========================================================================

FOOD RETAIL-0.19%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05                                       1,515,000      1,507,834
=========================================================================

GAS UTILITIES-1.38%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                          7,000,000      7,397,600
-------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05                                       1,285,000      1,349,635
-------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05                         1,000,000      1,033,840
-------------------------------------------------------------------------
Suburban Propane Partners, L.P./Surburban
  Energy Finance Corp., Sr. Unsec. Global
  Notes, 6.88%, 12/15/13                         1,000,000      1,000,000
=========================================================================
                                                               10,781,075
=========================================================================

HEALTH CARE FACILITIES-1.66%

Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09            2,670,000      2,696,700
-------------------------------------------------------------------------
HCA Inc.,
  Notes, 7.00%, 07/01/07                         4,755,000      5,057,418
-------------------------------------------------------------------------
  Sr. Sub. Notes, 6.91%, 06/15/05                5,085,000      5,234,499
=========================================================================
                                                               12,988,617
=========================================================================

HEALTH CARE SUPPLIES-0.11%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%, 05/01/12        805,000        884,494
=========================================================================

HOMEBUILDING-2.64%

D.R. Horton, Inc.,
  Sr. Unsec. Gtd. Notes, 8.00%, 02/01/09         2,725,000      3,052,000
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 08/15/11              5,000,000      5,575,000
-------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                         6,265,000      6,930,343
-------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05                                       1,065,000      1,117,675
-------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10                         1,890,000      2,103,003
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
HOMEBUILDING-(CONTINUED)

WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 9.13%, 05/01/12                $ 1,785,000   $  1,932,262
=========================================================================
                                                               20,710,283
=========================================================================

HOTELS, RESORTS & CRUISE LINES-0.34%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                         630,000        696,496
-------------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13                         1,945,000      1,959,587
=========================================================================
                                                                2,656,083
=========================================================================

HOUSEWARES & SPECIALTIES-0.77%

American Greetings Corp., Unsec. Putable
  Notes, 6.10%, 08/01/08                         5,775,000      6,025,057
=========================================================================

HYPERMARKETS & SUPER CENTERS-0.19%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                       1,450,000      1,519,136
=========================================================================

INDUSTRIAL CONGLOMERATES-0.35%

Tyco International Group S.A. (Luxembourg),
  Unsec. Gtd. Unsub. Yankee Notes, 6.38%,
  06/15/05                                       1,460,000      1,508,078
-------------------------------------------------------------------------
URC Holdings Corp.-REGS, Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $1,307,772)(a)(b)                              1,155,000      1,254,434
=========================================================================
                                                                2,762,512
=========================================================================

INTEGRATED OIL & GAS-3.05%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33                                       6,630,000      6,749,937
-------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%, 03/15/28     4,185,000      4,556,251
-------------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06       3,600,000      3,821,832
-------------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28                  5,240,000      6,023,066
-------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                                  650,000        668,181
-------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                1,950,000      2,037,731
=========================================================================
                                                               23,856,998
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.77%

France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.50%, 03/01/31                  2,265,000      2,888,600
-------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     955,000        981,129
-------------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Notes, 7.25%, 02/15/11 (Acquired 03/11/04-
  03/22/04; Cost $2,550,050)(a)                  2,670,000      2,589,937
-------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06                           465,000        491,519
-------------------------------------------------------------------------
Sprint Corp., Deb. 9.25%, 04/15/22               3,120,000      3,868,145
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

TELUS Corp. (Canada),
  Yankee Notes,
    7.50%, 06/01/07                            $ 2,025,000   $  2,206,443
-------------------------------------------------------------------------
    8.00%, 06/01/11                              2,390,000      2,761,902
-------------------------------------------------------------------------
Verizon California, Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(i)                       3,195,000      3,258,229
-------------------------------------------------------------------------
Verizon Communications, Inc.,
  Unsec. Deb.,
    6.94%, 04/15/28                              1,720,000      1,772,684
-------------------------------------------------------------------------
    8.75%, 11/01/21                              4,485,000      5,530,050
-------------------------------------------------------------------------
Verizon New York Inc.-Series A, Sr. Unsec.
  Global Deb., 6.88%, 04/01/12                   1,765,000      1,914,478
-------------------------------------------------------------------------
Verizon Virginia, Inc.-Series A, Unsec.
  Global Deb., 4.63%, 03/15/13                   1,295,000      1,226,426
=========================================================================
                                                               29,489,542
=========================================================================

INVESTMENT BANKING & BROKERAGE-0.16%

Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03; Cost
  $446,236)(a)                                     400,000        420,440
-------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05                                         800,000        851,416
=========================================================================
                                                                1,271,856
=========================================================================

LIFE & HEALTH INSURANCE-2.13%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $4,545,536)(a)        4,600,000      4,664,216
-------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                       1,310,000      1,381,002
-------------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $9,132,117)(a)(i)      7,765,000      8,854,973
-------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                1,650,000      1,813,004
=========================================================================
                                                               16,713,195
=========================================================================

METAL & GLASS CONTAINERS-0.77%

Anchor Glass Container Corp., Sr. Sec. Global
  Notes, 11.00%, 02/15/13                        1,820,000      2,093,000
-------------------------------------------------------------------------
Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Global Notes,
  9.50%, 03/01/11                                1,025,000      1,132,625
-------------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%,
  05/15/10                                       2,720,000      2,767,603
=========================================================================
                                                                5,993,228
=========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.64%

AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                                2,174,518      2,283,244
-------------------------------------------------------------------------
Calpine Generating Co., LLC, Sec. Floating
  Rate Notes, 7.35%, 04/01/10 (Acquired
  03/23/04; Cost $1,741,219)(a)(f)               1,845,000      1,757,400
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER-(CONTINUED)

Dominion Resources, Inc.-Series F, Sr. Unsec.
  Putable Notes, 5.25%, 08/01/15               $ 1,000,000   $    965,110
=========================================================================
                                                                5,005,754
=========================================================================

MUNICIPALITIES-2.67%(I)(J)

Industry (City of), California Urban
  Development Agency (Project 3); Series 2003
  B Tax Allocation, 6.10%, 05/01/24              7,800,000      7,848,750
-------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
    3.69%, 07/01/07                              2,500,000      2,506,250
-------------------------------------------------------------------------
    4.21%, 07/01/08                              3,700,000      3,723,125
-------------------------------------------------------------------------
    6.25%, 07/01/29                              4,100,000      4,279,375
-------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(k)                                    2,700,000      2,534,643
=========================================================================
                                                               20,892,143
=========================================================================

OFFICE ELECTRONICS-0.30%

Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13                                       2,300,000      2,366,147
=========================================================================

OIL & GAS DRILLING-0.22%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05                                1,700,000      1,750,813
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.41%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired
  04/28/03-05/20/03; Cost $2,395,175)(a)(b)      2,374,375      2,310,857
-------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                         4,910,000      5,302,800
-------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes,
  7.38%, 12/15/14                                3,285,000      3,456,149
=========================================================================
                                                               11,069,806
=========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.25%

Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $1,934,840)(a)(b)               1,940,000      1,925,178
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.45%

Bombardier Capital, Inc., Notes, 7.50%,
  08/15/04 (Acquired 04/13/04-06/02/04; Cost
  $7,992,701)(a)(b)                              7,885,000      7,895,251
-------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(h)                                3,200,000      3,757,152
-------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $5,514,844)(a)(h)                              4,875,000      5,605,665
-------------------------------------------------------------------------
Ohana Military Communities, LLC-Series A,
  Class I, Notes, 6.04%, 10/01/34                1,185,000      1,175,615
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Pemex Finance Ltd. (Cayman Islands),
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09                              $ 2,800,000   $  3,188,360
-------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07       5,450,000      5,810,954
-------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $5,346,416)(a)(b)                         5,350,000      5,203,010
-------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03; Cost $2,194,922)(a)(b)     1,956,188      2,220,978
=========================================================================
                                                               34,856,985
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.87%

First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12                                7,035,000      7,887,712
-------------------------------------------------------------------------
Markel Capital Trust I-Series B, Gtd. Notes,
  8.71%, 01/01/46                                2,000,000      2,103,540
-------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-03/23/04; Cost $4,809,547)(a)(b)      4,600,000      4,634,362
=========================================================================
                                                               14,625,614
=========================================================================

REAL ESTATE-1.20%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                         580,000        627,519
-------------------------------------------------------------------------
Host Marriott L.P.-Series I, Unsec. Gtd.
  Global Notes, 9.50%, 01/15/07                  3,740,000      4,114,000
-------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05                                  700,000        716,660
-------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  791,000        893,830
-------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05                                1,000,000      1,046,430
-------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes,
  8.75%, 05/01/09                                1,825,000      1,989,250
=========================================================================
                                                                9,387,689
=========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.50%

Southern Investment UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06                                       3,700,000      3,885,777
=========================================================================

REGIONAL BANKS-3.35%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 2.86%, 03/01/34(f)        5,425,000      5,570,001
-------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08                                  500,000        499,365
-------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 1.88%, 06/01/28(f)                      1,160,000      1,094,884
-------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.25%(e)(h)                            17,000,000     16,948,431
-------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14                                       2,120,000      2,145,773
=========================================================================
                                                               26,258,454
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

REINSURANCE-0.25%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.00%, 02/15/26                       $ 1,860,000   $  1,977,831
=========================================================================

RESTAURANTS-0.39%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                       2,850,000      3,087,120
=========================================================================

SOVEREIGN DEBT-4.53%

Federative Republic of Brazil (Brazil),
  Floating Rate Bonds, 2.06%, 04/15/06(e)        2,944,000      2,930,486
-------------------------------------------------------------------------
  Global Bonds, 8.25%, 01/20/34                  3,680,000      2,916,412
-------------------------------------------------------------------------
  Gtd. Bonds, 8.00%, 04/15/14                    3,254,437      3,095,740
-------------------------------------------------------------------------
Republic of Peru (Peru), Unsec. Global Notes,
  9.13%, 01/15/08                                2,760,000      3,022,200
-------------------------------------------------------------------------
Russian Federation (Russia),
  REGS, Unsec. Unsub. Euro Bonds
    8.75%, 07/24/05 (Acquired 05/14/04; Cost
    $6,592,560)(a)                               6,240,000      6,565,691
-------------------------------------------------------------------------
    10.00%, 06/26/07 (Acquired 05/14/04; Cost
    $4,428,938)(a)                               3,950,000      4,449,395
-------------------------------------------------------------------------
  Unsec. Unsub. Disc. Bonds, 5.00%, 03/31/30
  (Acquired 05/18/04; Cost $4,246,447)(a)(l)     4,715,000      4,342,066
-------------------------------------------------------------------------
United Mexican States (Mexico),
  Global Notes, 6.63%, 03/03/15                  1,440,000      1,463,904
-------------------------------------------------------------------------
  Series A, Medium Term Global Notes, 7.50%,
  04/08/33                                       6,760,000      6,733,974
=========================================================================
                                                               35,519,868
=========================================================================

THRIFTS & MORTGAGE FINANCE-0.48%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27                                3,305,000      3,767,006
=========================================================================

TOBACCO-0.86%

Altria Group, Inc.,
  Notes, 7.13%, 10/01/04                         2,000,000      2,017,500
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.00%, 11/04/13              2,755,000      2,849,249
-------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                  1,805,000      1,865,883
=========================================================================
                                                                6,732,632
=========================================================================

TRUCKING-1.89%

Hertz Corp. (The),
  Floating Rate Global Notes, 1.77%,
  08/13/04(f)                                    4,280,000      4,278,129
-------------------------------------------------------------------------
  Sr. Global Notes, 8.25%, 06/01/05              2,200,000      2,292,378
-------------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                7,350,000      8,238,689
=========================================================================
                                                               14,809,196
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.85%

Nextel Communications, Inc., Sr. Unsec.
  Notes, 7.38%, 08/01/15                         2,270,000      2,389,175
-------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                 3,527,000      3,957,753
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                      $   260,000   $    298,789
=========================================================================
                                                                6,645,717
=========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $558,605,820)                               556,373,229
=========================================================================

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-9.75%(M)

AUSTRALIA-1.18%

New South Wales Treasury Corp. (Sovereign
  Debt), Gtd. Euro Bonds, 5.50%, 08/01/14 AUD   13,800,000      9,263,686
=========================================================================

CANADA-0.95%

Canadian Government (Sovereign Debt),
  Gtd. Bonds,
    9.00%, 03/01/11                       CAD    1,500,000      1,415,337
-------------------------------------------------------------------------
    7.25%, 06/01/07                       CAD    1,900,000      1,568,574
-------------------------------------------------------------------------
    6.00%, 06/01/08                       CAD    5,520,000      4,454,955
=========================================================================
                                                                7,438,866
=========================================================================

CAYMAN ISLANDS-0.54%

Sutton Bridge Financing Ltd. (Electric
  Utilities)-REGS, Gtd. Euro Bonds,
  8.63%, 06/30/22 (Acquired
  05/29/97-06/16/03; Cost
  $3,553,938)(a)(b)                      GBP     2,185,924      4,258,657
=========================================================================

FRANCE-1.12%

French Treasury (Sovereign Debt), Euro Notes,
  3.50%, 01/12/08                        EUR     7,200,000      8,750,813
=========================================================================

GERMANY-2.06%

Bundesrepublik Deutschland (Sovereign Debt)-
  Series 99, Euro Bonds, 4.50%, 07/04/09 EUR     8,150,000     10,235,645
-------------------------------------------------------------------------
Landesbank Baden-Wuerttemberg (Diversified
  Banks)-Series 681, Sec. Euro Bonds, 3.25%,
  05/08/08                               EUR     4,925,000      5,909,815
=========================================================================
                                                               16,145,460
=========================================================================

ITALY-0.80%

Italian Government (Sovereign Debt), Unsec.
  Unsub. Global Bonds, 5.88%, 08/14/08   AUD     8,950,000      6,260,590
=========================================================================

LUXEMBOURG-1.18%

International Bank for Reconstruction &
  Development (The) (Diversified Banks)-
  Series E, Sr. Unsec. Medium Term Global
  Notes, 9.43%, 08/20/07(n)              NZD    17,600,000      9,201,776
=========================================================================

UNITED KINGDOM-1.92%

United Kingdom (Treasury of) (Sovereign
  Debt), Bonds,
  4.00%, 03/07/09                        GBP     2,700,000      4,695,122
-------------------------------------------------------------------------
  5.00%, 09/07/14                        GBP     3,650,000      6,606,147
-------------------------------------------------------------------------
  7.25%, 12/07/07                        GBP     1,925,000      3,736,411
=========================================================================
                                                               15,037,680
=========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $73,573,456)                                 76,357,528
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

ASSET-BACKED SECURITIES-5.35%

CONSUMER RECEIVABLES-0.76%

Pacific Coast CDO Ltd. (Cayman Islands)-
  Series 1A, Class A, Floating Rate Bonds,
  2.09%, 10/25/36 (Acquired
  03/24/04-05/26/04; Cost
  $5,969,727)(a)(b)(f)                         $ 6,027,852   $  5,967,574
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.59%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-09/23/03; Cost $5,194,458)(a)         4,868,316      5,054,938
-------------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $5,212,171)(a)         5,200,000      5,997,857
-------------------------------------------------------------------------
Mangrove Bay, Pass Through Trust, 6.10%,
  07/15/33 (Acquired 07/13/04; Cost
  $4,677,429)(a)                                 4,705,000      4,692,466
-------------------------------------------------------------------------
Patrons' Legacy-Series 2003-III, Ctfs.,
  5.65%, 01/17/17 (Acquired 12/12/03; Cost
  $5,000,000)(a)(b)                              5,000,000      4,993,325
-------------------------------------------------------------------------
Patrons' Legacy-Series 2004-I, Ctfs., 6.67%,
  03/04/19 (Acquired 04/30/04; Cost
  $13,000,000)(a)(b)                            13,000,000     13,008,125
-------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $2,306,880)(a)(b)               2,160,000      2,218,292
=========================================================================
                                                               35,965,003
=========================================================================
    Total Asset-Backed Securities (Cost
      $41,360,665)                                             41,932,577
=========================================================================

                                                 SHARES
WARRANTS & OTHER EQUITY INTERESTS-2.18%

BROADCASTING & CABLE TV-0.00%

Knology, Inc.(q)                                     8,079         35,224
-------------------------------------------------------------------------
Knology, Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(a)(b)(d)(r)           4,800          2,045
-------------------------------------------------------------------------
ONO Finance PLC (United Kingdom)-REG S-Wts.,
  expiring 01/05/09 (Acquired 07/30/99; Cost
  $0)(a)(b)(d)(r)                                      300              0
=========================================================================
                                                                   37,269
=========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B,
  Pfd.-Wts., expiring 11/15/09 (Acquired
  06/13/00; Cost $0)(a)(b)(r)                        3,845              0
-------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost
  $0)(a)(b)(r)                                       3,845              0
=========================================================================
                                                                        0
=========================================================================

INTEGRATED OIL & GAS-0.64%

Shell Frontier Oil & Gas Inc.
  Series B, 2.38% Floating Rate Pfd.(f)                  6   $    600,000
-------------------------------------------------------------------------
  Series C, 2.38% Floating Rate Pfd.(f)                 15      1,500,000
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                                MARKET
                                                 SHARES         VALUE
INTEGRATED OIL & GAS-(CONTINUED)

  Series D, 2.38% Floating Rate Pfd.(f)                 29   $  2,900,000
=========================================================================
                                                                5,000,000
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

McLeodUSA Inc.-Wts., expiring 04/16/07(r)           17,844          2,320
-------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost
  $48,673)(a)(b)(d)(r)                               6,485              0
-------------------------------------------------------------------------
XO Communications, Inc.
  Series A-Wts., expiring 01/16/10(r)                7,518          8,796
-------------------------------------------------------------------------
  Series B-Wts., expiring 01/16/10(r)                3,955          2,966
-------------------------------------------------------------------------
  Series C-Wts., expiring 01/16/10(r)                5,685          3,241
=========================================================================
                                                                   17,323
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.15%

Zurich RegCaPS Funding Trust III, 1.71%
  Floating Rate Pfd. (Acquired 03/17/04-
  06/03/04; Cost $8,980,299)(a)(b)(f)                9,250      9,018,750
=========================================================================

THRIFTS & MORTGAGE FINANCE-0.39%

Fannie Mae-Series K, 3.00% Pfd.                     59,700      3,018,581
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.00%

IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(a)(b)(r)                400              4
=========================================================================
    Total Warrants & Other Equity Interests
      (Cost $17,026,090)                                       17,091,927
=========================================================================


                                                PRINCIPAL
                                                 AMOUNT

U.S. MORTGAGE-BACKED SECURITIES-6.78%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-2.21%

Pass Through Ctfs.,
  8.50%, 03/01/10                              $   101,553        107,522
-------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32                      138,514        146,798
-------------------------------------------------------------------------
  6.50%, 04/01/16 to 08/01/32                    1,274,771      1,337,487
-------------------------------------------------------------------------
  5.50%, 09/01/16 to 12/01/33                    8,043,607      8,132,790
-------------------------------------------------------------------------
  6.00%, 04/01/17 to 11/01/33                    6,582,104      6,784,170
-------------------------------------------------------------------------
  7.50%, 09/01/29 to 06/01/30                      736,903        791,661
=========================================================================
                                                               17,300,428
=========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-3.62%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 06/01/31                      537,919        575,923
-------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32                    1,262,328      1,337,425
-------------------------------------------------------------------------
  6.50%, 09/01/16 to 11/01/31                    5,117,149      5,353,811
-------------------------------------------------------------------------
  6.00%, 07/01/17 to 12/01/32                    3,943,830      4,102,302
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

  5.00%, 01/01/18 to 09/01/18                  $ 1,733,395   $  1,749,738
-------------------------------------------------------------------------
  4.50%, 06/01/18                                4,269,890      4,209,178
-------------------------------------------------------------------------
  8.50%, 10/01/28                                  164,242        181,171
-------------------------------------------------------------------------
  8.00%, 10/01/30 to 04/01/32                      787,103        852,124
-------------------------------------------------------------------------
  5.50%, 10/01/33 to 12/01/33                    5,554,991      5,584,014
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/19(o)                             2,295,080      2,314,845
-------------------------------------------------------------------------
  5.50%, 08/01/19(o)                             1,005,720      1,034,254
-------------------------------------------------------------------------
  6.00%, 08/01/34(o)                               991,200      1,018,640
=========================================================================
                                                               28,313,425
=========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.95%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32                      536,298        579,759
-------------------------------------------------------------------------
  8.50%, 11/15/24                                  221,869        244,299
-------------------------------------------------------------------------
  8.00%, 09/20/26                                  136,661        149,791
-------------------------------------------------------------------------
  6.50%, 03/15/31 to 09/15/32                    2,043,077      2,140,955
-------------------------------------------------------------------------
  7.00%, 04/15/31 to 08/15/31                       77,330         82,217
-------------------------------------------------------------------------
  6.00%, 12/15/31 to 02/15/33                    1,858,543      1,916,029
-------------------------------------------------------------------------
  5.50%, 02/15/34                                2,341,782      2,359,450
=========================================================================
                                                                7,472,500
=========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $53,242,066)                                       53,086,353
=========================================================================

-------------------------------------------------------------------------
                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

U.S. GOVERNMENT AGENCY SECURITIES-1.43%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.43%

Unsec. Floating Rate Global Notes,
  3.43%, 02/17/09(p)                           $ 7,000,000   $  6,992,860
-------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08                                4,300,000      4,207,466
=========================================================================
    Total U.S. Government Agency Securities
      (Cost $11,144,678)                                       11,200,326
=========================================================================


U.S. TREASURY STRIPS-0.72%

5.98%, 11/15/23 (Cost $5,385,796)(s)            16,525,000      5,670,995
=========================================================================

                                                 SHARES

MONEY MARKET FUNDS-0.87%

Liquid Assets Portfolio-Institutional
  Class(t)                                       3,398,721      3,398,721
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(t)      3,398,721      3,398,721
=========================================================================
    Total Money Market Funds (Cost
      $6,797,442)                                               6,797,442
=========================================================================
TOTAL INVESTMENTS-98.10% (Cost $767,136,013)                  768,510,377
=========================================================================
OTHER ASSETS LESS LIABILITIES-1.90%                            14,851,011
=========================================================================
NET ASSETS-100.00%                                           $783,361,388
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

AUD  - Australian Dollar
CAD  - Canadian Dollars
Ctfs. - Certificates
Deb. - Debentures
EUR  - Euro
GBP  - British Pound Sterling
Gtd. - Guaranteed
NZD  - New Zealand Dollar
Pfd. - Preferred
RB   - Revenue Bonds

REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2004 was $173,815,886, which represented 22.19% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at July 31, 2004 was $88,301,295, which represented 11.27% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments The aggregate market value of these securities at July 31, 2004 was $4,058,027, which represented 0.53% of the Fund's total investments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2004 was $15,247, which represented less than 0.01% of the fund's total investments. See Note 1A.
(e) Interest rate is redetermined semi-annually. Rate shown is rate in effect on July 31, 2004.
(f) Interest rate is redetermined quarterly. Rate shown is rate in effect on July 31, 2004.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 9.
(h) Perpetual bond or note with no specified maturity date.
(i) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(j) Interest on these securities is taxable income to the Fund.
(k) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on July 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(l) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(m) Foreign denominated security. Par value is denominated in currency indicated.
(n) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(o) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1G.
(p) Interest rate is redetermined monthly. Rate shown is rate in effect on July 31, 2004.
(q) Non-income producing security.
(r) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(s) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(t) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $760,338,571)                               $  761,712,935
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $6,797,442)                                6,797,442
============================================================
    Total investments (cost $767,136,013)        768,510,377
============================================================
Foreign currencies, at value (cost $439,856)         437,975
------------------------------------------------------------
Receivables for:
  Foreign currency contracts closed                   59,280
------------------------------------------------------------
  Investments sold                                 7,723,915
------------------------------------------------------------
  Variation margin                                   543,197
------------------------------------------------------------
  Fund shares sold                                   370,766
------------------------------------------------------------
  Dividends and interest                          11,136,442
------------------------------------------------------------
  Foreign currency contracts outstanding           1,399,401
------------------------------------------------------------
  Amount due from advisor                              6,834
------------------------------------------------------------
  Investments matured (Note 11)                       99,822
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   175,069
------------------------------------------------------------
Other assets                                          50,652
============================================================
    Total assets                                 790,513,730
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            4,363,743
------------------------------------------------------------
  Fund shares reacquired                           1,405,285
------------------------------------------------------------
  Dividends                                          574,913
------------------------------------------------------------
  Foreign currency contracts closed                    1,380
------------------------------------------------------------
  Deferred compensation and retirement plans         221,595
------------------------------------------------------------
Accrued distribution fees                            308,074
------------------------------------------------------------
Accrued trustees' fees                                 1,483
------------------------------------------------------------
Accrued transfer agent fees                          221,603
------------------------------------------------------------
Accrued operating expenses                            54,266
============================================================
    Total liabilities                              7,152,342
============================================================
Net assets applicable to shares outstanding   $  783,361,388
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,062,491,462
------------------------------------------------------------
Undistributed net investment income                2,486,825
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  foreign currency contracts and futures
  contracts                                     (286,283,823)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures contracts         4,666,924
============================================================
                                              $  783,361,388
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  384,741,413
____________________________________________________________
============================================================
Class B                                       $  196,236,610
____________________________________________________________
============================================================
Class C                                       $   36,947,467
____________________________________________________________
============================================================
Class R                                       $    1,331,297
____________________________________________________________
============================================================
Investor Class                                $  164,104,601
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           58,832,748
____________________________________________________________
============================================================
Class B                                           29,976,321
____________________________________________________________
============================================================
Class C                                            5,659,918
____________________________________________________________
============================================================
Class R                                              203,845
____________________________________________________________
============================================================
Investor Class                                    25,055,155
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         6.54
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.54 divided
      by 95.25%)                              $         6.87
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         6.55
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         6.53
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $         6.53
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $         6.55
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $43,142,096
-------------------------------------------------------------------------
Dividends                                                          49,085
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       31,634
=========================================================================
    Total investment income                                    43,222,815
=========================================================================

EXPENSES:

Advisory fees                                                   3,335,042
-------------------------------------------------------------------------
Administrative services fees                                      227,922
-------------------------------------------------------------------------
Custodian fees                                                    107,766
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                       1,034,535
-------------------------------------------------------------------------
  Class B                                                       2,297,863
-------------------------------------------------------------------------
  Class C                                                         397,991
-------------------------------------------------------------------------
  Class R                                                           4,637
-------------------------------------------------------------------------
  Investor Class                                                  349,927
-------------------------------------------------------------------------
Transfer agent fees                                             1,920,778
-------------------------------------------------------------------------
Trustees' and retirement fees                                      22,354
-------------------------------------------------------------------------
Other                                                             549,876
=========================================================================
    Total expenses                                             10,248,691
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (83,102)
=========================================================================
    Net expenses                                               10,165,589
=========================================================================
Net investment income                                          33,057,226
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        21,962,790
-------------------------------------------------------------------------
  Foreign currencies                                             (513,793)
-------------------------------------------------------------------------
  Foreign currency contracts                                   (3,316,543)
-------------------------------------------------------------------------
  Futures contracts                                            (3,071,392)
=========================================================================
                                                               15,061,062
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (2,033,253)
-------------------------------------------------------------------------
  Foreign currencies                                              (19,801)
-------------------------------------------------------------------------
  Foreign currency contracts                                    1,399,401
-------------------------------------------------------------------------
  Futures contracts                                             1,903,236
=========================================================================
                                                                1,249,583
=========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and futures contracts             16,310,645
=========================================================================
Net increase in net assets resulting from operations          $49,367,871
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 33,057,226    $ 27,179,987
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                   15,061,062      11,078,771
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                              1,249,583       7,481,319
==========================================================================================
    Net increase in net assets resulting from operations        49,367,871      45,740,077
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (24,850,068)    (17,704,359)
------------------------------------------------------------------------------------------
  Class B                                                      (12,157,590)    (11,405,320)
------------------------------------------------------------------------------------------
  Class C                                                       (2,104,961)     (1,943,514)
------------------------------------------------------------------------------------------
  Class R                                                          (52,031)        (20,018)
------------------------------------------------------------------------------------------
  Investor Class                                                (8,381,763)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (47,546,413)    (31,073,211)
==========================================================================================
Share transactions-net:
  Class A                                                      (64,220,848)    159,552,030
------------------------------------------------------------------------------------------
  Class B                                                      (61,960,399)     31,760,268
------------------------------------------------------------------------------------------
  Class C                                                       (5,120,031)      2,667,067
------------------------------------------------------------------------------------------
  Class R                                                          832,304         489,222
------------------------------------------------------------------------------------------
  Investor Class                                               166,418,910              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               35,949,936     194,468,587
==========================================================================================
    Net increase in net assets                                  37,771,394     209,135,453
==========================================================================================

NET ASSETS:

  Beginning of year                                            745,589,994     536,454,541
==========================================================================================
  End of year (including undistributed net investment income of $2,486,825 and $3,092,511 for 2004 and 2003,
    respectively)                                             $783,361,388    $745,589,994
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official

     Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

H. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $859.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $62,416 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $227,922 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2004, AISI retained $1,049,548 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,034,535, $2,297,863, $397,991, $4,637 and $345,983, respectively. AIM reimbursed $3,944 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees of the INVESCO Select Income Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Select Income Fund and an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2004, AIM Distributors advised the Fund that it retained $110,555 in front-end sales commissions from the sale of Class A shares and $10,146, $21,421, $2,058 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE    DIVIDEND     REALIZED
FUND               07/31/03         AT COST         FROM SALES      (DEPRECIATION)     07/31/04       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,498,983      $140,178,243     $(138,278,505)       $   --        $3,398,721      $16,125      $   --
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            1,498,983       140,178,242      (138,278,504)           --         3,398,721       15,509          --
============================================================================================================================
  Total           $2,997,966      $280,356,485     $(276,557,009)       $   --        $6,797,442      $31,634      $   --
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM and INVESCO funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended July 31, 2004, the Fund engaged in purchases and sales of securities of $156,093 and $0, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $10,174 and credits in custodian fees of $5,709 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $15,883.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $5,842 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

                                                                     INCOME FUND


    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--FOREIGN CURRENCY CONTRACTS

OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------
                                        CONTRACT TO
                                 -------------------------                    UNREALIZED
SETTLEMENT DATE     CURRENCY      DELIVER        RECEIVE         VALUE       APPRECIATION
-----------------------------------------------------------------------------------------
09/09/04              GBP         6,255,000    $11,545,479    $11,346,335     $  199,144
-----------------------------------------------------------------------------------------
10/15/04              CAD         9,875,000      7,468,331      7,421,549         46,782
-----------------------------------------------------------------------------------------
10/20/04              AUD        22,300,000     15,954,535     15,518,035        436,500
-----------------------------------------------------------------------------------------
10/20/04              EUR        20,700,000     25,581,060     24,864,085        716,975
=========================================================================================
                                 59,130,000    $60,549,405    $59,150,004     $1,399,401
_________________________________________________________________________________________
=========================================================================================

NOTE 9--FUTURES CONTRACTS

On July 31, 2004, $3,300,000 principal amount of investment grade corporate bonds were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               UNREALIZED
                                                               NO. OF          MONTH/           MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS      COMMITMENT         VALUE        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                       319       Sept.-04/Long     $ 67,348,875      $  283,289
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       688       Sept.-04/Long       75,336,000       1,204,777
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                       60       Sept.-04/Short      (6,643,125)        (28,064)
---------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX E-Trade                                         69        Dec.-04/Long       16,842,900         (62,445)
---------------------------------------------------------------------------------------------------------------------------
U.S. 30 Year Bond                                                153       Sept.-04/Long       16,557,469         505,679
===========================================================================================================================
                                                                                             $169,442,119      $1,903,236
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $47,546,413    $31,073,211
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Undistributed ordinary income                                   $    7,315,921
------------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments               (5,641,189)
------------------------------------------------------------------------------
Temporary book/tax differences                                        (336,829)
------------------------------------------------------------------------------
Capital loss carryforward                                         (277,715,975)
------------------------------------------------------------------------------
Post-October Capital loss deferral                                  (2,752,002)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,062,491,462
==============================================================================
Total net assets                                                $  783,361,388
______________________________________________________________________________
==============================================================================

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts and futures contracts, and differing treatment of bond premium amortization and of defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(10,077).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $176,897,684 of capital loss carryforward in the fiscal year ended July 31, 2005.

  The Fund utilized $1,423,964 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2005                                                   $  6,461,778
-----------------------------------------------------------------------------
July 31, 2006                                                     16,650,826
-----------------------------------------------------------------------------
July 31, 2007                                                     21,165,364
-----------------------------------------------------------------------------
July 31, 2008                                                     37,943,008
-----------------------------------------------------------------------------
July 31, 2009                                                     30,593,093
-----------------------------------------------------------------------------
July 31, 2010                                                     96,935,672
-----------------------------------------------------------------------------
July 31, 2011                                                     67,966,234
=============================================================================
Total capital loss carryforward                                 $277,715,975
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Select Income Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $1,167,074,767 and $1,162,452,500, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $2,600,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $  8,483,235
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (14,114,347)
==============================================================================
Net unrealized appreciation of investment securities             $ (5,631,112)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $774,141,489.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, exchangeable senior notes sales, bond premium amortization, paydowns on mortgage backed securities and capital loss carryforward limitations on July 31, 2004, undistributed net investment income was increased by $13,932,996, undistributed net realized gain (loss) was increased by $25,448,971 and shares of beneficial interest decreased by $39,381,967. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Select Income Fund into the Fund on November 3, 2003, undistributed net investment income was decreased by $49,495, undistributed net realized gain (loss) was decreased by $129,080,621 and shares of beneficial interest increased by $129,130,116. These reclassifications had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      10,509,207    $  69,615,024     34,974,482    $ 227,557,387
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,486,485       23,152,163      6,568,344       42,470,135
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,363,257        9,045,558      2,457,437       15,917,589
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         182,093        1,204,694        221,537        1,433,022
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             3,753,160       24,979,653             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,883,800       19,119,681      2,135,445       13,818,002
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,335,831        8,868,205      1,263,215        8,179,269
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         250,635        1,658,843        228,277        1,474,885
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                           7,873           52,039          3,045           19,965
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             1,141,666        7,586,388             --               --
==========================================================================================================================
Issued in connection with acquisitions:
  Class A                                                         768,863        5,095,481(b)  27,342,473      187,057,737(c)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          93,808          622,323(b)   8,116,484       55,594,742(c)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         265,700        1,758,132(b)   1,021,582        6,979,000(c)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            33,350,556      221,411,294(b)          --               --(c)
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,719,060       18,035,639      1,200,781        7,816,358
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,714,995)     (18,035,639)    (1,198,212)      (7,816,358)
==========================================================================================================================
Reacquired:
  Class A                                                     (26,596,888)    (176,086,673)   (42,574,877)    (276,697,454)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,571,725)     (76,567,451)   (10,303,838)     (66,667,520)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,662,267)     (17,582,564)    (3,361,539)     (21,704,407)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (64,441)        (424,429)      (147,810)        (963,765)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           (13,190,227)     (87,558,425)            --               --
==========================================================================================================================
                                                                5,311,451    $  35,949,936     27,946,826    $ 194,468,587
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b) As of the open of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Select Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Select Income Fund shareholders on October 28, 2003. The acquisition was accomplished by tax-free exchange of 34,478,927 shares of the Fund for 42,791,496 shares of INVESCO Select Income Fund outstanding as of the close of business October 31, 2003. INVESCO Select Income Fund's net assets at that date of $228,887,230 including $3,699,693 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $714,702,935.
(c) As of the open of business on June 23, 2003, the Fund acquired all the net assets of AIM Global Income Fund and AIM Strategic Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on February 6, 2003 and AIM Global Income Fund and AIM Strategic Income Fund shareholders on June 4, 2003. The acquisition was accomplished by a tax-free exchange of 36,480,539 shares of the Fund for 15,981,096 shares of AIM Global Income Fund outstanding and 12,468,897 shares of AIM Strategic Income Fund outstanding as of the close of business on June 20, 2003. AIM Global Income Fund's net assets at that date of $146,381,614 including $12,323,096 of unrealized appreciation and AIM Strategic Income Fund's net assets at that date of $103,249,865 including $4,131,358 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $551,945,514.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                            YEAR ENDED JULY 31,                         ENDED         YEAR ENDED
                                          -------------------------------------------------------      JULY 31,      DECEMBER 31,
                                            2004             2003           2002           2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   6.51         $   6.20       $   6.91       $   7.14      $   7.59        $   8.38
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.28(a)          0.34(a)        0.44(a)(b)     0.53          0.34            0.57
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.15             0.35          (0.70)         (0.23)        (0.47)          (0.81)
=================================================================================================================================
    Total from investment operations          0.43             0.69          (0.26)          0.30         (0.13)          (0.24)
=================================================================================================================================
Less distributions:
  Dividends from net investment income       (0.40)           (0.38)         (0.43)         (0.51)        (0.25)          (0.55)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                             --               --          (0.02)         (0.02)        (0.07)             --
=================================================================================================================================
    Total distributions                      (0.40)           (0.38)         (0.45)         (0.53)        (0.32)          (0.55)
=================================================================================================================================
Net asset value, end of period            $   6.54         $   6.51       $   6.20       $   6.91      $   7.14        $   7.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                               6.64%           11.36%         (4.05)%         4.42%        (1.70)%         (2.92)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $384,741         $446,526       $281,966       $346,967      $346,482        $393,414
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets       0.99%(d)(e)      1.02%          0.96%          0.95%         0.97%(f)        0.91%
=================================================================================================================================
Ratio of net investment income to
  average net assets                          4.25%(d)         5.19%          6.57%(b)       7.57%         8.03%(f)        7.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                     155%             141%            70%            83%           43%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $413,813,960.
(e) After fee waivers and/or expense reimbursement. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 1.00% for the year ended July 31, 2004.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                            YEAR ENDED JULY 31,                         ENDED         YEAR ENDED
                                           ------------------------------------------------------      JULY 31,      DECEMBER 31,
                                             2004             2003        2002             2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   6.52         $   6.21    $   6.92         $   7.14      $   7.58        $   8.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.23(a)          0.29(a)     0.39(a)(b)       0.48          0.31            0.50
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.15             0.35       (0.70)           (0.23)        (0.47)          (0.80)
=================================================================================================================================
    Total from investment operations           0.38             0.64       (0.31)            0.25         (0.16)          (0.30)
=================================================================================================================================
Less distributions:
  Dividends from net investment income        (0.35)           (0.33)      (0.38)           (0.45)        (0.21)          (0.49)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                              --               --       (0.02)           (0.02)        (0.07)             --
=================================================================================================================================
    Total distributions                       (0.35)           (0.33)      (0.40)           (0.47)        (0.28)          (0.49)
=================================================================================================================================
Net asset value, end of period             $   6.55         $   6.52    $   6.21         $   6.92      $   7.14        $   7.58
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                5.86%           10.53%      (4.76)%           3.67%        (2.09)%         (3.72)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $196,237         $256,642    $216,710         $237,118      $213,926        $244,713
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets        1.74%(d)(e)      1.77%       1.71%            1.71%         1.73%(f)        1.66%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   3.50%(d)         4.44%       5.82%(b)         6.81%         7.28%(f)        6.36%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                      155%             141%         70%              83%           43%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $229,786,285.
(e) After fee waivers and/or expense reimbursement. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 1.75% for the year ended July 31, 2004.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                     CLASS C
                                                ---------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                               YEAR ENDED JULY 31,                      ENDED         YEAR ENDED
                                                -------------------------------------------------      JULY 31,      DECEMBER 31,
                                                 2004            2003       2002           2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  6.51         $  6.19    $  6.91        $  7.13      $  7.57         $  8.36
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.23(a)         0.29(a)    0.39(a)(b)     0.48         0.31            0.50
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.14            0.36      (0.71)         (0.23)       (0.47)          (0.80)
=================================================================================================================================
    Total from investment operations               0.37            0.65      (0.32)          0.25        (0.16)          (0.30)
=================================================================================================================================
Less distributions:
  Dividends from net investment income            (0.35)          (0.33)     (0.38)         (0.45)       (0.21)          (0.49)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                  --              --      (0.02)         (0.02)       (0.07)             --
=================================================================================================================================
    Total distributions                           (0.35)          (0.33)     (0.40)         (0.47)       (0.28)          (0.49)
=================================================================================================================================
Net asset value, end of period                  $  6.53         $  6.51    $  6.19        $  6.91      $  7.13         $  7.57
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                    5.72%          10.73%     (4.92)%         3.68%       (2.09)%         (3.71)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $36,947         $41,912    $37,769        $44,216      $26,821         $28,202
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets            1.74%(d)(e)     1.77%      1.71%          1.71%        1.73%(f)        1.66%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                           3.50%(d)        4.44%      5.82%(b)       6.81%        7.28%(f)        6.36%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                          155%            141%        70%            83%          43%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $39,799,140.
(e) After fee waivers and/or expense reimbursement. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 1.75% for the year ended July 31, 2004.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 2, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                    JULY 31,           COMMENCED) TO
                                                              ---------------------      JULY 31,
                                                               2004           2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.51         $ 6.20       $ 6.53
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.26(a)        0.32(a)      0.06(a)(b)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.14           0.35        (0.32)
====================================================================================================
    Total from investment operations                            0.40           0.67        (0.26)
====================================================================================================
Less distributions:
  Dividends from net investment income                         (0.38)         (0.36)       (0.05)
----------------------------------------------------------------------------------------------------
  Return of capital                                               --             --        (0.02)
====================================================================================================
    Total distributions                                        (0.38)         (0.36)       (0.07)
====================================================================================================
Net asset value, end of period                                $ 6.53         $ 6.51       $ 6.20
____________________________________________________________________________________________________
====================================================================================================
Total return(c)                                                 6.20%         11.08%       (4.01)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,331         $  509       $   10
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                         1.24%(d)(e)    1.27%        1.21%(f)
====================================================================================================
Ratio of net investment income to average net assets            4.00%(d)       4.94%        6.32%(b)(f)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(g)                                       155%           141%          70%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $927,371.
(e) After fee waivers and/or expense reimbursement. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 1.25% for the year ended July 31, 2004.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                INVESTOR CLASS
                                                              ------------------
                                                              SEPTEMBER 30, 2003
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $   6.71
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.24(a)
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (0.06)
================================================================================
    Total from investment operations                                   0.18
================================================================================
Less distributions from net investment income                         (0.34)
================================================================================
Net asset value, end of period                                     $   6.55
________________________________________________________________________________
================================================================================
Total return(b)                                                        2.67%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $164,105
________________________________________________________________________________
================================================================================
Ratio of expense net assets:
  With fee waivers and expense reimbursements                          1.00%(c)
--------------------------------------------------------------------------------
  Without fee waivers and expense reimbursement                        1.01%(c)
________________________________________________________________________________
================================================================================
Ratio of net investment income to average net assets                   4.24%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                              155%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $167,964,982.
(d)  Not annualized for period shown.

NOTE 15--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Intermediate Government Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Intermediate Government Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Intermediate Government Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
U.S. MORTGAGE-BACKED SECURITIES-77.81%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-13.31%

Pass Through Ctfs.,
  9.00%, 12/01/05 to 04/01/25                  $  4,501,566   $    5,037,316
----------------------------------------------------------------------------
  8.00%, 07/01/06 to 11/17/30                     8,238,583        8,956,157
----------------------------------------------------------------------------
  8.50%, 07/01/07 to 10/01/29                     3,611,526        3,928,491
----------------------------------------------------------------------------
  7.00%, 11/01/10 to 01/01/34                    23,024,013       24,419,440
----------------------------------------------------------------------------
  6.50%, 02/01/11 to 01/01/34                    48,113,287       50,788,253
----------------------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20                    1,430,161        1,604,415
----------------------------------------------------------------------------
  12.00%, 02/01/13                                    2,860            3,219
----------------------------------------------------------------------------
  6.00%, 06/01/17 to 05/01/33                       537,836          554,707
----------------------------------------------------------------------------
  4.50%, 05/01/19                                11,869,546       11,686,204
----------------------------------------------------------------------------
  10.50%, 08/01/19 to 01/01/21                      280,315          313,390
----------------------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25                     1,106,410        1,245,784
----------------------------------------------------------------------------
  7.50%, 09/01/29 to 09/01/30                    12,558,470       13,491,642
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/15(a)                             10,914,540       10,996,137
============================================================================
                                                                 133,025,155
============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-51.88%

Pass Through Ctfs.,
  8.50%, 01/01/07 to 10/01/30                    19,579,935       21,679,505
----------------------------------------------------------------------------
  7.50%, 07/01/10 to 07/01/32                    12,494,456       13,389,553
----------------------------------------------------------------------------
  7.00%, 05/01/11 to 08/01/34                    52,702,141       55,813,890
----------------------------------------------------------------------------
  8.00%, 02/01/12 to 08/01/32                    38,460,649       41,527,806
----------------------------------------------------------------------------
  6.50%, 05/01/13 to 07/01/34                    93,427,456       98,526,918
----------------------------------------------------------------------------
  6.00%, 10/01/13 to 11/01/33                   125,930,031      130,659,178
----------------------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22                       249,586          281,900
----------------------------------------------------------------------------
  5.00%, 01/01/17 to 11/01/33                    11,931,332       11,928,843
----------------------------------------------------------------------------
  4.50%, 05/01/18 to 06/01/18                    24,996,019       24,640,613
----------------------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21                    1,409,789        1,579,434
----------------------------------------------------------------------------
  10.34%, 04/20/25                                  487,852          553,137
----------------------------------------------------------------------------
  5.50%, 02/01/32 to 12/01/33                    51,775,790       52,067,802
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 08/01/19(a)                             31,718,794       32,618,700
----------------------------------------------------------------------------
  5.00%, 08/01/19 to 08/01/34(a)                 28,913,320       28,507,594
----------------------------------------------------------------------------
  6.00%, 08/01/34(a)                              4,807,000        4,940,076
============================================================================
                                                                 518,714,949
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-12.62%

Pass Through Ctfs.,
  6.00%, 10/15/08 to 08/15/33                  $ 15,927,245   $   16,427,312
----------------------------------------------------------------------------
  6.50%, 10/15/08 to 07/15/34                    61,137,611       64,172,604
----------------------------------------------------------------------------
  7.00%, 10/15/08 to 06/15/33                     9,009,260        9,641,869
----------------------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21                       201,453          224,363
----------------------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23                       853,171          958,157
----------------------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24                    1,930,215        2,166,481
----------------------------------------------------------------------------
  11.00%, 12/15/09 to 10/15/15                       17,385           19,441
----------------------------------------------------------------------------
  12.50%, 11/15/10                                    7,644            8,713
----------------------------------------------------------------------------
  13.00%, 01/15/11 to 12/15/14                       92,941          107,865
----------------------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15                      116,335          134,107
----------------------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15                      101,202          116,191
----------------------------------------------------------------------------
  10.50%, 02/15/16                                   13,246           14,979
----------------------------------------------------------------------------
  5.00%, 11/15/17 to 02/15/18                    27,822,074       28,309,219
----------------------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27                     3,110,371        3,420,781
----------------------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28                       413,890          445,972
============================================================================
                                                                 126,168,054
============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $779,230,011)                                        777,908,158
============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-15.38%

FEDERAL FARM CREDIT BANK-1.49%

Bonds,
  6.00%, 06/11/08                                 4,490,000        4,858,793
----------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28                                10,000,000       10,036,660
============================================================================
                                                                  14,895,453
============================================================================

FEDERAL HOME LOAN BANK-2.59%

Unsec. Bonds,
  6.50%, 11/15/05                                 2,000,000        2,101,401
----------------------------------------------------------------------------
  7.25%, 02/15/07                                 5,500,000        6,039,675
----------------------------------------------------------------------------
  4.88%, 05/15/07                                16,000,000       16,659,532
----------------------------------------------------------------------------
  5.48%, 01/08/09                                 1,000,000        1,061,767
============================================================================
                                                                  25,862,375
============================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.92%

Unsec. Global Notes,
  4.38%, 02/04/10(b)                             52,200,000       51,725,897
----------------------------------------------------------------------------
  4.75%, 12/08/10(b)                             17,500,000       17,492,475
============================================================================
                                                                  69,218,372
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------


FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.18%

Series B, Unsec. Medium Term Notes,
  6.47%, 09/25/12                              $ 10,550,000   $   11,745,737
============================================================================

PRIVATE EXPORT FUNDING COMPANY-2.01%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09                                 3,900,000        4,349,163
----------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                                 7,000,000        7,590,621
----------------------------------------------------------------------------
Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                                 8,000,000        8,126,979
============================================================================
                                                                  20,066,763
============================================================================

TENNESSEE VALLEY AUTHORITY-1.19%

Series G, Global Bonds,
  5.38%, 11/13/08                                11,250,000       11,903,999
============================================================================
    Total U.S. Government Agency Securities
      (Cost $152,241,761)                                        153,692,699
============================================================================

U.S. TREASURY SECURITIES-8.03%

U.S. TREASURY BILLS-0.98%

1.63%, 01/31/05(c)                                8,400,000        8,398,031
----------------------------------------------------------------------------
6.75%, 05/15/05(c)                                1,300,000        1,348,648
============================================================================
                                                                   9,746,679
============================================================================


                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

U.S. TREASURY NOTES-4.79%

4.63%, 05/15/06                                $ 19,800,000   $   20,502,281
----------------------------------------------------------------------------
12.75%, 11/15/10                                 11,700,000       13,242,938
----------------------------------------------------------------------------
4.00%, 11/15/12                                   7,500,000        7,337,110
----------------------------------------------------------------------------
4.25%, 08/15/13                                   6,900,000        6,810,516
============================================================================
                                                                  47,892,845
============================================================================

U.S. TREASURY BONDS-1.90%

7.50%, 11/15/16 to 11/15/24                      14,950,000       18,972,149
============================================================================

U.S. TREASURY STRIPS-0.36%

6.79%, 11/15/18(d)                                7,750,000        3,636,445
============================================================================
    Total U.S. Treasury Securities (Cost
      $78,741,520)                                                80,248,118
============================================================================

                                                  SHARES

MONEY MARKET FUNDS-13.39%

Government & Agency Portfolio-Institutional
  Class (Cost $133,893,250)(e)                  133,893,250      133,893,250
============================================================================
TOTAL INVESTMENTS-114.61% (Cost
  $1,144,106,542)                                              1,145,742,225
============================================================================
OTHER ASSETS LESS LIABILITIES-(14.61%)                          (146,024,197)
============================================================================
NET ASSETS-100.00%                                            $  999,718,028
____________________________________________________________________________
============================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security purchased on a forward commitment basis. These securities are subject to dollar roll transactions. See Note 1F.
(b) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at July 31, 2004.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $1,010,213,292)                             $1,011,848,975
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $133,893,250)                            133,893,250
============================================================
    Total investments (cost $1,144,106,542)    1,145,742,225
============================================================
Receivables for:
  Investments sold                                 4,229,990
------------------------------------------------------------
  Fund shares sold                                   894,562
------------------------------------------------------------
  Dividends and interest                           7,439,620
------------------------------------------------------------
  Principal paydowns                                  24,553
------------------------------------------------------------
  Amount due from advisor                              3,358
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    95,767
------------------------------------------------------------
Other assets                                          77,554
============================================================
    Total assets                               1,158,507,629
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Accrued interest expense                            10,614
------------------------------------------------------------
  Investments purchased                           87,024,536
------------------------------------------------------------
  Fund shares reacquired                           2,485,320
------------------------------------------------------------
  Dividends                                          451,528
------------------------------------------------------------
  Reverse repurchase agreements                   67,978,000
------------------------------------------------------------
  Deferred compensation and retirement plans         132,672
------------------------------------------------------------
Accrued distribution fees                            488,897
------------------------------------------------------------
Accrued trustees' fees                                 1,696
------------------------------------------------------------
Accrued transfer agent fees                           52,968
------------------------------------------------------------
Accrued operating expenses                           163,370
============================================================
    Total liabilities                            158,789,601
============================================================
Net assets applicable to shares outstanding   $  999,718,028
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,058,086,423
------------------------------------------------------------
Undistributed net investment income                  (60,098)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (59,943,980)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       1,635,683
============================================================
                                              $  999,718,028
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  462,804,241
____________________________________________________________
============================================================
Class B                                       $  376,960,246
____________________________________________________________
============================================================
Class C                                       $   78,759,741
____________________________________________________________
============================================================
Class R                                       $    4,422,398
____________________________________________________________
============================================================
Investor Class                                $   76,771,402
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           51,370,380
____________________________________________________________
============================================================
Class B                                           41,711,697
____________________________________________________________
============================================================
Class C                                            8,748,466
____________________________________________________________
============================================================
Class R                                              490,606
____________________________________________________________
============================================================
Investor Class                                     8,516,609
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         9.01
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.01 divided
      by 95.25%)                              $         9.46
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         9.04
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         9.00
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $         9.01
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $         9.01
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $46,939,128
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      662,672
=========================================================================
    Total investment income                                    47,601,800
=========================================================================

EXPENSES:

Advisory fees                                                   4,380,063
-------------------------------------------------------------------------
Administrative services fees                                      301,305
-------------------------------------------------------------------------
Custodian fees                                                    122,081
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                       1,226,616
-------------------------------------------------------------------------
  Class B                                                       4,879,364
-------------------------------------------------------------------------
  Class C                                                       1,024,882
-------------------------------------------------------------------------
  Class R                                                          18,812
-------------------------------------------------------------------------
  Investor Class                                                  120,794
-------------------------------------------------------------------------
Interest                                                          831,333
-------------------------------------------------------------------------
Transfer agent fees                                             2,430,172
-------------------------------------------------------------------------
Trustees' and retirement fees                                      28,410
-------------------------------------------------------------------------
Other                                                             744,619
=========================================================================
    Total expenses                                             16,108,451
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (120,867)
=========================================================================
    Net expenses                                               15,987,584
=========================================================================
Net investment income                                          31,614,216
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (3,613,531)
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                    6,973,548
=========================================================================
Net gain from investment securities                             3,360,017
=========================================================================
Net increase in net assets resulting from operations          $34,974,233
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   31,614,216    $   44,215,132
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (3,613,531)       16,683,688
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                          6,973,548       (27,772,540)
==============================================================================================
    Net increase in net assets resulting from operations          34,974,233        33,126,280
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (24,212,763)      (26,079,182)
----------------------------------------------------------------------------------------------
  Class B                                                        (20,411,485)      (26,326,300)
----------------------------------------------------------------------------------------------
  Class C                                                         (4,304,998)       (5,528,766)
----------------------------------------------------------------------------------------------
  Class R                                                           (176,822)          (50,065)
----------------------------------------------------------------------------------------------
  Investor Class                                                  (2,950,092)               --
==============================================================================================
    Total distributions from net investment income               (52,056,160)      (57,984,313)
==============================================================================================
Share transactions-net:
  Class A                                                       (168,638,127)      177,560,836
----------------------------------------------------------------------------------------------
  Class B                                                       (271,162,557)       51,686,953
----------------------------------------------------------------------------------------------
  Class C                                                        (57,106,581)       12,514,743
----------------------------------------------------------------------------------------------
  Class R                                                            444,990         4,114,325
----------------------------------------------------------------------------------------------
  Investor Class                                                  78,685,852                --
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (417,776,423)      245,876,857
==============================================================================================
    Net increase (decrease) in net assets                       (434,858,350)      221,018,824
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,434,576,378     1,213,557,554
==============================================================================================
  End of year (including undistributed net investment income of $(60,098) and $574,843 for 2004 and 2003,
    respectively)                                             $  999,718,028    $1,434,576,378
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $11,188.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $83,038 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses, along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $301,305 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2004, AISI retained $1,451,424 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,226,616, $4,879,364, $1,024,882,
$18,812 and $111,334, respectively. AIM reimbursed $9,460 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees of the INVESCO U.S. Government Securities Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO U.S. Government Securities Fund, an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2004, AIM Distributors advised the Fund that it retained $151,406 in front-end sales commissions from the sale of Class A shares and $246,868, $21,138, $29,839 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED         MARKET
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               07/31/03          AT COST          FROM SALES       (DEPRECIATION)      07/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Government &
  Agency
  Portfolio-
  Institutional
  Class          $132,830,068     $1,241,995,480    $(1,240,932,298)       $   --        $133,893,250     $662,672       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $14,044 and credits in custodian fees of $3,137 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $17,181.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $7,303 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. During the year ended July 31, 2004, the average borrowings for the number of days outstanding was $73,382,150 with a weighted average interest rate of 1.13% and interest expense of $831,333.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions from ordinary income                            $52,056,160    $57,984,313
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Undistributed ordinary income                                 $      117,080
----------------------------------------------------------------------------
Unrealized appreciation -- investments                               849,911
----------------------------------------------------------------------------
Temporary book/tax differences                                      (114,196)
----------------------------------------------------------------------------
Capital loss carryforward                                        (45,839,387)
----------------------------------------------------------------------------
Post-October capital loss deferral                               (13,381,803)
----------------------------------------------------------------------------
Shares of beneficial interest                                  1,058,086,423
============================================================================
Total net assets                                              $  999,718,028
____________________________________________________________________________
============================================================================

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the treatment of bond premium amortization.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
July 31, 2007                                                  $20,298,822
---------------------------------------------------------------------------
July 31, 2008                                                    9,400,360
---------------------------------------------------------------------------
July 31, 2011                                                      377,217
---------------------------------------------------------------------------
July 31, 2012                                                   15,762,988
===========================================================================
Total capital loss carryforward                                $45,839,387
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003 the date of reorganization of INVESCO U.S. Government Securities Fund into the Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $1,603,793,973 and $1,912,276,127, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 9,257,791
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (8,407,880)
===============================================================================
Net unrealized appreciation of investment securities               $   849,911
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $1,144,892,314.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities, bond premium amortizations and reorganization transactions on July 31, 2004, undistributed net investment income was increased by $19,818,874 and undistributed net realized gain (loss) was decreased by $19,818,874. Further, as a result of tax deferrals acquired in the reorganization of INVESCO U.S. Government Securities Fund into the Fund on November 24, 2003, undistributed net investment income was decreased by $11,871, undistributed net realized gain (loss) was decreased by $402,940 and shares of beneficial interest increased by $414,811. These reclassifications had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------------
                                                                          2004                             2003
                                                              ----------------------------    -------------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      31,583,939    $ 288,510,314     220,216,980    $ 2,079,496,949
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,337,954       39,810,996      39,224,867        371,793,547
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,182,666       19,991,367      15,772,023        148,860,238
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                         393,399        3,601,416         640,841          6,006,843
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             1,017,858        9,313,513              --                 --
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,316,710       21,181,595       2,298,707         21,695,397
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,786,445       16,400,177       2,246,868         21,273,356
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         367,396        3,358,535         462,683          4,365,869
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                          18,224          166,422           5,158             48,588
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                               306,566        2,798,507              --                 --
=============================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                         517,741        4,773,211              --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                         115,186        1,065,926              --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         271,140        2,498,508              --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            10,784,102       99,480,732              --                 --
=============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       3,411,127       31,202,564       2,912,619         27,474,869
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,400,020)     (31,202,564)     (2,902,708)       (27,474,869)
=============================================================================================================================
Reacquired:
  Class A                                                     (56,265,272)    (514,305,811)   (206,614,068)    (1,951,106,379)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (32,388,466)    (297,237,092)    (33,209,518)      (313,905,081)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (9,072,717)     (82,954,991)    (14,941,292)      (140,711,364)
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (363,960)      (3,322,848)       (206,681)        (1,941,106)
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            (3,591,917)     (32,906,900)             --                 --
=============================================================================================================================
                                                              (45,671,899)   $(417,776,423)     25,906,479    $   245,876,857
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b) As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO U.S. Government Securities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO U.S. Government Securities Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 11,688,169 shares of the Fund for 14,502,725 shares of INVESCO U.S. Government Securities Fund outstanding as of the close of business on November 21, 2003. INVESCO U.S. Government Securities Fund's net assets at that date of $107,818,377 including $(775,060) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $11,119,380,636.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             CLASS A
                                 ------------------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                      YEAR ENDED JULY 31,                               ENDED         YEAR ENDED
                                 --------------------------------------------------------------        JULY 31,      DECEMBER 31,
                                   2004                 2003            2002             2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $   9.15             $   9.28        $   9.08         $   8.77        $   8.80        $   9.58
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              0.29(a)              0.33(a)         0.43(b)          0.50(a)         0.34            0.60
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  0.02                (0.04)           0.23             0.35           (0.03)          (0.78)
=================================================================================================================================
    Total from investment
      operations                     0.31                 0.29            0.66             0.85            0.31           (0.18)
=================================================================================================================================
Less distributions from net
  investment income                 (0.45)               (0.42)          (0.46)           (0.54)          (0.34)          (0.60)
=================================================================================================================================
Net asset value, end of period   $   9.01             $   9.15        $   9.28         $   9.08        $   8.77        $   8.80
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                      3.45%                3.03%           7.39%            9.91%           3.55%          (1.87)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                       $462,804             $639,002        $473,104         $302,391        $221,636        $238,957
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets (including
  interest expense)                  1.01%(d)(e)          0.90%           0.94%            1.32%           1.25%(f)        1.08%
=================================================================================================================================
Ratio of expenses to average
  net assets (excluding
  interest expense)                  0.94%(d)(e)          0.89%           0.90%            0.93%           0.98%(f)        0.89%
=================================================================================================================================
Ratio of net investment income
  to average net assets              3.15%(d)             3.47%           4.58%(b)         5.61%           6.61%(f)        6.60%
=================================================================================================================================
Ratio of interest expense to
  average net assets                 0.07%(d)             0.01%           0.04%            0.39%           0.27%(f)        0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)            142%                 275%            146%             194%             65%            141%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have been $0.47 and the ratio of net investment income to average net assets would have been 5.09%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(d)  Ratios are based on average daily net assets of $490,646,614.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.02% including interest expense and 0.95% excluding interest expense.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                            CLASS B
                              ---------------------------------------------------------------------------------------------------
                                                                                                  SEVEN MONTHS
                                                   YEAR ENDED JULY 31,                               ENDED            YEAR ENDED
                              --------------------------------------------------------------        JULY 31,         DECEMBER 31,
                                2004                 2003            2002             2001            2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                   $   9.18             $   9.31        $   9.11         $   8.79        $   8.82           $   9.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income           0.22(a)              0.26(a)         0.37(b)          0.44(a)         0.30               0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and unrealized)      0.02                (0.04)           0.22             0.35           (0.04)             (0.77)
=================================================================================================================================
    Total from investment
      operations                  0.24                 0.22            0.59             0.79            0.26              (0.24)
=================================================================================================================================
Less distributions from net
  investment income              (0.38)               (0.35)          (0.39)           (0.47)          (0.29)             (0.53)
=================================================================================================================================
Net asset value, end of
  period                      $   9.04             $   9.18        $   9.31         $   9.11        $   8.79           $   8.82
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                   2.68%                2.30%           6.58%            9.17%           3.05%             (2.56)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)              $376,960             $654,305        $613,306         $269,677        $177,032           $228,832
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets (including
  interest expense)               1.76%(d)(e)          1.65%           1.69%            2.08%           2.01%(f)           1.85%
=================================================================================================================================
Ratio of expenses to average
  net assets (excluding
  interest expense)               1.69%(d)(e)          1.64%           1.65%            1.69%           1.74%(f)           1.66%
=================================================================================================================================
Ratio of net investment
  income to average net
  assets                          2.40%(d)             2.72%           3.83%(b)         4.85%           5.85%(f)           5.83%
=================================================================================================================================
Ratio of interest expense to
  average net assets              0.07%(d)             0.01%           0.04%            0.39%           0.27%(f)           0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)         142%                 275%            146%             194%             65%               141%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(d)  Ratios are based on average daily net assets of $487,936,357.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.77% including interest expense and 1.70% excluding interest expense.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                              CLASS C
                                  -----------------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                      YEAR ENDED JULY 31,                               ENDED         YEAR ENDED
                                  ------------------------------------------------------------         JULY 31,      DECEMBER 31,
                                   2004                 2003            2002            2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                          $  9.15             $   9.27        $   9.08         $  8.77         $  8.79         $  9.56
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              0.22(a)              0.26(a)         0.37(b)         0.44(a)         0.30            0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  0.01                (0.03)           0.21            0.34           (0.03)          (0.77)
=================================================================================================================================
    Total from investment
      operations                     0.23                 0.23            0.58            0.78            0.27           (0.24)
=================================================================================================================================
Less distributions from net
  investment income                 (0.38)               (0.35)          (0.39)          (0.47)          (0.29)          (0.53)
=================================================================================================================================
Net asset value, end of period    $  9.00             $   9.15        $   9.27         $  9.08         $  8.77         $  8.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                      2.58%                2.42%           6.48%           9.08%           3.18%          (2.57)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $78,760             $137,213        $127,114         $59,915         $34,206         $39,011
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense)                           1.76%(d)(e)          1.65%           1.69%           2.08%           2.01%(f)        1.85%
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense)                           1.69%(d)(e)          1.64%           1.65%           1.69%           1.74%(f)        1.66%
=================================================================================================================================
Ratio of net investment income
  to average net assets              2.40%(d)             2.72%           3.83%(b)        4.85%           5.85%(f)        5.83%
=================================================================================================================================
Ratio of interest expense to
  average net assets                 0.07%(d)             0.01%           0.04%           0.39%           0.27%(f)        0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)            142%                 275%            146%            194%             65%            141%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(d)  Ratios are based on average daily net assets of $102,488,198.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.77% including interest expense and 1.70% excluding interest expense.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                    JULY 31,           COMMENCED) TO
                                                              ---------------------      JULY 31,
                                                               2004           2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.16         $ 9.27       $ 9.13
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.27(a)        0.30(a)      0.07(b)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.01          (0.02)        0.14
====================================================================================================
    Total from investment operations                            0.28           0.28         0.21
====================================================================================================
Less distributions from net investment income                  (0.43)         (0.39)       (0.07)
====================================================================================================
Net asset value, end of period                                $ 9.01         $ 9.16       $ 9.27
____________________________________________________________________________________________________
====================================================================================================
Total return(c)                                                 3.08%          2.99%        2.34%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,422         $4,057       $   34
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                      1.26%(d)       1.15%        1.19%(f)
====================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                      1.19%(d)       1.14%        1.15%(f)
====================================================================================================
Ratio of net investment income to average net assets            2.90%(d)       3.22%        4.33%(b)(e)
====================================================================================================
Ratio of interest expense to average net assets                 0.07%(d)       0.01%        0.04%(f)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(g)                                       142%           275%         146%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 4.85%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $3,762,504.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.27% including interest expense and 1.20% excluding interest expense.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  9.30
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.24(a)
==================================================================================
  Net gains on securities (both realized and unrealized)               (0.15)
==================================================================================
    Total from investment operations                                    0.09
==================================================================================
Less distributions from net investment income                          (0.38)
==================================================================================
Net asset value, end of period                                       $  9.01
__________________________________________________________________________________
==================================================================================
Total return(b)                                                         1.02%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000's omitted)                            $76,771
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                              0.98%(c)(d)
==================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                              0.91%(c)(d)
==================================================================================
Ratio of net investment income to average net assets                    3.18%(c)
==================================================================================
Ratio of interest expense to average net assets                         0.07%(c)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(e)                                               142%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total return is not annualized for any period less than one year.
(c) Ratios are annualized and based on average daily net assets of $70,224,835.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.00% including interest expense and 0.93% excluding interest expense.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Limited Maturity Treasury Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004

                                                            PAR
                                               MATURITY    (000)       VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES--99.34%
2.00%                                          08/31/05   $35,800   $ 35,760,844
--------------------------------------------------------------------------------
1.63%                                          09/30/05    35,800     35,581,844
--------------------------------------------------------------------------------
1.63%                                          10/31/05    35,900     35,636,359
--------------------------------------------------------------------------------
1.88%                                          11/30/05    35,900     35,714,890
--------------------------------------------------------------------------------
1.88%                                          12/31/05    35,800     35,570,656
--------------------------------------------------------------------------------
1.88%                                          01/31/06    35,800     35,525,906
--------------------------------------------------------------------------------
1.63%                                          02/28/06    35,900     35,445,641
--------------------------------------------------------------------------------
1.50%                                          03/31/06    35,800     35,229,438
--------------------------------------------------------------------------------
2.25%                                          04/30/06    35,800     35,615,272
--------------------------------------------------------------------------------
2.50%                                          05/31/06    35,800     35,733,054
--------------------------------------------------------------------------------
2.75%                                          06/30/06    35,800     35,867,304
--------------------------------------------------------------------------------
2.75%                                          07/31/06    35,000     35,060,305
================================================================================
TOTAL INVESTMENTS (Cost $428,828,951)--99.34%                        426,741,513
================================================================================
OTHER ASSETS LESS LIABILITIES--0.66%                                   2,825,558
================================================================================
NET ASSETS--100.00%                                                 $429,567,071
________________________________________________________________________________
================================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $428,828,951)                                $426,741,513
-----------------------------------------------------------
Cash                                                160,046
-----------------------------------------------------------
Receivables for:
  Investments sold                               35,599,426
-----------------------------------------------------------
  Fund shares sold                                1,190,506
-----------------------------------------------------------
  Interest                                        2,288,247
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   66,577
-----------------------------------------------------------
Other assets                                         33,411
===========================================================
    Total assets                                466,079,726
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          35,047,418
-----------------------------------------------------------
  Fund shares reacquired                          1,072,164
-----------------------------------------------------------
  Dividends                                          83,786
-----------------------------------------------------------
  Deferred compensation and retirement plans         91,933
-----------------------------------------------------------
Accrued distribution fees                            62,087
-----------------------------------------------------------
Accrued trustees' fees                                1,330
-----------------------------------------------------------
Accrued transfer agent fees                         133,189
-----------------------------------------------------------
Accrued operating expenses                           20,748
===========================================================
    Total liabilities                            36,512,655
===========================================================
Net assets applicable to shares outstanding    $429,567,071
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $431,260,226
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities                             394,283
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                          (2,087,438)
===========================================================
                                               $429,567,071
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $366,472,907
___________________________________________________________
===========================================================
Class A3                                       $ 58,452,796
___________________________________________________________
===========================================================
Institutional Class                            $  4,641,368
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          35,756,598
___________________________________________________________
===========================================================
Class A3                                          5,704,899
___________________________________________________________
===========================================================
Institutional Class                                 452,931
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.25
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.25 divided
      by 99.00%)                               $      10.35
___________________________________________________________
===========================================================
Class A3
  Net asset value and offering price per
    share                                      $      10.25
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.25
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 9,263,783
=========================================================================

EXPENSES:

Advisory fees                                                   1,064,847
-------------------------------------------------------------------------
Administrative services fees                                      143,523
-------------------------------------------------------------------------
Custodian fees                                                     30,598
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         692,417
-------------------------------------------------------------------------
  Class A3                                                        250,302
-------------------------------------------------------------------------
Transfer agent fees -- (Class A and A3)                           783,771
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          2,041
-------------------------------------------------------------------------
Trustees' and retirement fees                                      18,864
-------------------------------------------------------------------------
Other                                                             341,526
=========================================================================
    Total expenses                                              3,327,889
=========================================================================
Less: Expenses reimbursed and expense offset arrangement          (55,383)
-------------------------------------------------------------------------
    Net expenses                                                3,272,506
=========================================================================
Net investment income                                           5,991,277
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from Investment securities                    1,748,721
=========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (3,318,626)
=========================================================================
Net gain (loss) from investment securities                     (1,569,905)
=========================================================================
Net increase in net assets resulting from operations          $ 4,421,372
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                  2004               2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   5,991,277      $  13,330,583
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                    1,748,721         11,624,560
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        (3,318,626)        (9,284,613)
==============================================================================================
    Net increase in net assets resulting from operations          4,421,372         15,670,530
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (5,263,370)       (12,750,428)
----------------------------------------------------------------------------------------------
  Class A3                                                         (673,245)          (517,649)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (54,662)           (62,506)
==============================================================================================
    Total distributions from net investment income               (5,991,277)       (13,330,583)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (7,809,878)        (7,010,203)
----------------------------------------------------------------------------------------------
  Class A3                                                       (1,227,797)          (129,528)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (65,405)           (24,193)
==============================================================================================
    Total distributions from net realized gains                  (9,103,080)        (7,163,924)
==============================================================================================
    Decrease in net assets resulting from distributions         (15,094,357)       (20,494,507)
==============================================================================================
Share transactions-net:
  Class A                                                      (202,394,161)      (113,847,783)
----------------------------------------------------------------------------------------------
  Class A3                                                      (34,485,413)        94,792,404
----------------------------------------------------------------------------------------------
  Institutional Class                                               804,199            966,624
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (236,075,375)       (18,088,755)
==============================================================================================
    Net increase (decrease) in net assets                      (246,748,360)       (22,912,732)
==============================================================================================

NET ASSETS:

  Beginning of year                                             676,315,431        699,228,163
==============================================================================================
  End of year (including undistributed net investment income
    of $0 and $0 for 2004 and 2003, respectively)             $ 429,567,071      $ 676,315,431
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value, and consistent with this objective, the highest total return achievable.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $48,912 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the statement of operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $143,523 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $354,255 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class A3 and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class A3 shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares and 0.35% of the average daily net assets of Class A3 shares. Of these amounts, up to 0.15% of the average daily net assets of Class A shares and up to 0.25% of the average daily net assets of Class A3 shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2004, the Class A and Class A3 shares paid $692,417 and $250,302, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2004, AIM Distributors advised the Fund that it retained $15,176 in front-end sales commissions from the sale of Class A shares and $748 from Class A shares, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $6,471 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $6,471.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $5,371 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the fund's aggregate borrowings from all sources exceeds 10% of the fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $15,094,357    $20,494,507
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    557,282
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments             (2,163,700)
----------------------------------------------------------------------------
Temporary book/tax differences                                       (86,737)
----------------------------------------------------------------------------
Shares of beneficial interest                                    431,260,226
============================================================================
Total net assets                                                $429,567,071
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund had no tax capital loss carryforward as of July 31, 2004.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $538,491,882 and $788,142,638, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $   152,819
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,316,519)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                       $(2,163,700)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $428,905,213.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of the utilization of a portion of the proceeds from redemptions as distributions, on July 31, 2004, undistributed net realized gain (loss) was decreased by $150,000 and shares of beneficial interest increased by $150,000. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently consists of three different classes of shares: Class A shares, Class A3 shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class A3 shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. As of the close of business on October 30, 2002, Class A shares were closed to new investors.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       3,482,603    $  36,172,611     25,805,338    $ 271,953,993
--------------------------------------------------------------------------------------------------------------------------
  Class A3(a)                                                   4,853,301       50,405,765     12,760,368      134,005,850
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             376,893        3,884,266        220,446        2,316,869
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,035,600       10,707,071      1,610,631       16,920,387
--------------------------------------------------------------------------------------------------------------------------
  Class A3(a)                                                     162,517        1,679,454         55,441          581,385
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               6,332           65,314            425            4,464
==========================================================================================================================
Reacquired:
  Class A                                                     (23,998,493)    (249,273,843)   (38,275,556)    (402,722,163)
--------------------------------------------------------------------------------------------------------------------------
  Class A3(a)                                                  (8,336,627)     (86,570,632)    (3,790,101)     (39,794,831)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (304,380)      (3,145,381)      (128,741)      (1,354,709)
==========================================================================================================================
                                                              (22,722,254)   $(236,075,375)    (1,741,749)   $ (18,088,755)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Class A3 shares commenced sales on October 31, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2004           2003        2002           2001        2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.46       $  10.53    $  10.26       $   9.96    $  10.03
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.12           0.19        0.33(a)        0.52(b)     0.51
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)          0.03        0.27           0.31       (0.07)
============================================================================================================================
    Total from investment operations                              0.08           0.22        0.60           0.83        0.44
============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.12)         (0.19)      (0.33)         (0.53)      (0.51)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.17)         (0.10)         --             --          --
============================================================================================================================
    Total distributions                                          (0.29)         (0.29)      (0.33)         (0.53)      (0.51)
============================================================================================================================
Net asset value, end of period                                $  10.25       $  10.46    $  10.53       $  10.26    $   9.96
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   0.75%          2.18%       5.89%          8.53%       4.50%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $366,473       $577,993    $696,259       $507,799    $300,058
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           0.59%(d)(e)     0.53%      0.48%          0.56%       0.54%
============================================================================================================================
Ratio of net investment income to average net assets              1.13%(d)       1.85%       3.12%(a)       5.15%       5.07%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            100%           124%        149%           137%        122%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $461,611,539.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.60%.

                                                                          CLASS A3
                                                              ---------------------------------
                                                                               OCTOBER 31, 2002
                                                                               (DATE OPERATIONS
                                                              YEAR ENDED        COMMENCED) TO
                                                               JULY 31,            JULY 31,
                                                                 2004                2003
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.46             $ 10.59
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.10                0.13
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)              (0.04)
===============================================================================================
    Total from investment operations                              0.06                0.09
===============================================================================================
Less distributions:
  Dividends from net investment income                           (0.10)              (0.12)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.17)              (0.10)
===============================================================================================
    Total distributions                                          (0.27)              (0.22)
===============================================================================================
Net asset value, end of period                                 $ 10.25             $ 10.46
_______________________________________________________________________________________________
===============================================================================================
Total return(a)                                                   0.56%               0.88%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $58,453             $94,409
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets                           0.79%(b)(c)         0.73%(d)
===============================================================================================
Ratio of net investment income to average net assets              0.93%(b)            1.65%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                         100%                124%
_______________________________________________________________________________________________
===============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $71,514,753.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.80%
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                               INSTITUTIONAL CLASS
                                                              ------------------------------------------------------
                                                                               YEAR ENDED JULY 31,
                                                              ------------------------------------------------------
                                                               2004           2003      2002         2001      2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.46         $10.53    $10.26       $ 9.96    $10.03
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.14           0.22      0.34(a)      0.54(b)   0.54
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.04)          0.03      0.27         0.31     (0.07)
====================================================================================================================
    Total from investment operations                            0.10           0.25      0.61         0.85      0.47
====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.14)         (0.22)    (0.34)       (0.55)    (0.54)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.17)         (0.10)       --           --        --
====================================================================================================================
    Total distributions                                        (0.31)         (0.32)    (0.34)       (0.55)    (0.54)
====================================================================================================================
Net asset value, end of period                                $10.25         $10.46    $10.53       $10.26    $ 9.96
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 1.01%          2.42%     6.05%        8.80%     4.78%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,641         $3,913    $2,970       $1,812    $2,455
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                         0.34%(d)(e)    0.30%     0.34%        0.33%(e)   0.29%
====================================================================================================================
Ratio of net investment income to average net assets            1.38%(d)       2.08%     3.26%(a)     5.38%     5.31%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                          100%           124%      149%         137%      122%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and the Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net asset value and returns for shareholder transactions.
(d)  Ratios are based on average daily net assets of $3,929,149.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.35% and 0.41% for the years ended July 31,2004 and July 31,2001, respectively.

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or
(iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Money Market Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Money Market Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Money Market Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004


                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------
COMMERCIAL PAPER-14.77%(a)

ASSET-BACKED SECURITIES- COMMERCIAL LOANS/
  LEASES-0.65%

Atlantis One Funding Corp. (Rabobank-ABS
  Program Sponsor) (Acquired 05/11/04; Cost
  $9,927,097)
  1.45%(b)                                     11/08/04   $10,000   $    9,960,125
==================================================================================

ASSET-BACKED SECURITIES-
  CONSUMER RECEIVABLES-0.68%

Thunder Bay Funding, LLC (Royal Bank of
  Canada-ABS Program Sponsor) (Acquired
  07/26/04; Cost $10,399,738)
  1.47%(b)                                     09/21/04    10,424       10,402,292
==================================================================================

ASSET-BACKED SECURITIES- MULTI-PURPOSE-1.31%

Sheffield Receivables Corp. (Barclays Bank
  PLC-ABS Program Sponsor) (Acquired
  05/21/04; Cost $19,998,650)
  1.40%(b)(c)                                  01/25/05    20,000       19,999,025
==================================================================================

ASSET-BACKED SECURITIES- STRUCTURED
  INVESTMENT VEHICLES/SECURITY
  ARBITRAGE-8.43%

Galaxy Funding Inc. (U.S. Bank N.A.-ABS
  Program Sponsor) (Acquired 06/17/04; Cost
  $49,918,861)
  1.27%(b)                                     08/02/04    50,000       49,998,236
----------------------------------------------------------------------------------
Grampian Funding LLC (HBOS Treasury Services
  PLC-ABS Program Sponsor) (Acquired
  03/15/04; Cost $31,833,556)
  1.07%(b)                                     09/07/04    32,000       31,964,809
----------------------------------------------------------------------------------
  (Acquired 05/25/04; Cost $24,813,167)
  1.52%(b)                                     11/18/04    25,000       24,884,945
----------------------------------------------------------------------------------
Klio Funding Corp. (Acquired 07/22/04; Cost
  $22,037,333)
  1.37%(b)                                     08/18/04    22,060       22,045,728
==================================================================================
                                                                       128,893,718
==================================================================================

                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------


ASSET-BACKED SECURITIES- TRADE
  RECEIVABLES-1.73%

Ciesco, LLC (Citibank N.A.-ABS Program
  Sponsor) (Acquired 06/14/04; Cost
  $17,663,287)
  1.31%(b)                                     08/10/04   $17,700   $   17,694,203
----------------------------------------------------------------------------------
  (Acquired 07/26/04; Cost $8,747,463)
  1.47%(b)                                     09/13/04     8,765        8,749,610
==================================================================================
                                                                        26,443,813
==================================================================================

INVESTMENT BANKING & BROKERAGE-1.97%

Morgan Stanley
  1.40%(d)                                     12/13/04    30,000       30,000,000
==================================================================================
    Total Commercial Paper (Cost
      $225,698,973)                                                    225,698,973
==================================================================================

ASSET-BACKED SECURITIES-7.59%

CONSUMER RECEIVABLES-1.46%

GS Auto Loan Trust-Series 2004-1, Class A-1
  Notes,
  1.11%                                        02/15/05    16,434       16,433,592
----------------------------------------------------------------------------------
USAA Auto Owner Trust- Series 2004-1, Class
  A-1 Notes,
  1.08%                                        03/15/05     5,910        5,910,262
==================================================================================
                                                                        22,343,854
==================================================================================

STRUCTURED-6.13%

Holmes Financing (No. 8) PLC (United
  Kingdom)-Series 8, Class 1A, Floating Rate
  Bonds,
  1.33%(c)                                     04/15/05    45,000       45,000,000
----------------------------------------------------------------------------------
Residential Mortgage Securities (United
  Kingdom)-Series 17A, Class A1, Floating
  Rate Bonds (Acquired 02/10/04; Cost
  $48,696,250)
  1.38%(b)(c)                                  02/14/05    48,696       48,696,250
==================================================================================
                                                                        93,696,250
==================================================================================
    Total Asset-Backed Securities (Cost
      $116,040,104)                                                    116,040,104
==================================================================================

CERTIFICATES OF DEPOSIT-5.99%

BNP Paribas S.A. (France)
  1.39%                                        08/05/04     5,000        5,000,022
----------------------------------------------------------------------------------
HSBC Bank USA (United Kingdom)
  1.26%                                        01/13/05    15,000       15,000,000
----------------------------------------------------------------------------------


                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-(CONTINUED)

Societe Generale (France)
  1.30%(c)                                     10/01/04   $23,000   $   22,998,645
----------------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Italy)
  1.60%                                        11/09/04    48,500       48,500,000
==================================================================================
    Total Certificates of Deposit (Cost
      $91,498,667)                                                      91,498,667
==================================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.88%

FEDERAL HOME LOAN BANK-2.94%

Unsec. Bonds,
  1.46%                                        11/17/04     5,000        5,000,000
----------------------------------------------------------------------------------
  1.20%                                        02/28/05    25,000       24,986,474
----------------------------------------------------------------------------------
  1.35%                                        04/29/05    15,000       15,000,000
==================================================================================
                                                                        44,986,474
==================================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.94%

Unsec. Disc. Notes,
  1.28%(e)                                     09/28/04    20,000       19,958,756
----------------------------------------------------------------------------------
Unsec. Notes,
  1.66%                                        05/20/05    25,000       25,000,000
==================================================================================
                                                                        44,958,756
==================================================================================
    Total U.S. Government Agency Securities
      (Cost $89,945,230)                                                89,945,230
==================================================================================

MEDIUM-TERM NOTES-5.23%

Money Market Trust LLY- Series 2002-B,
  Floating Rate Notes (Acquired 12/03/02;
  Cost $50,000,000)
  1.41%(b)(c)(f)                               12/03/04    50,000       50,000,000
----------------------------------------------------------------------------------
Racers Trust-Series 2004-6-MM, Floating Rate
  Notes (Acquired 04/13/04; Cost $30,000,000)
  1.43%(b)(c)                                  10/22/08    30,000       30,000,000
==================================================================================
    Total Medium-Term Notes (Cost
      $80,000,000)                                                      80,000,000
==================================================================================

MASTER NOTE AGREEMENTS-4.91%

Merrill Lynch Mortgage Capital, Inc.
  (Acquired 02/23/04; Cost $75,000,000)
  1.45%(b)(g)(h)                               08/23/04    75,000       75,000,000
==================================================================================

PROMISSORY NOTES-2.94%

Goldman Sachs Group, Inc. (The) (Acquired
  06/28/04; Cost $45,000,000)
  1.45%(b)(d)(f)                               12/27/04    45,000       45,000,000
==================================================================================

                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------


VARIABLE RATE DEMAND NOTES-1.81%(j)(k)(l)

INSURED-0.42%

Michigan (State of) Housing Development
  Authority; Taxable Series 2000 C RB,
  1.37%(i)                                     12/01/20   $ 6,405   $    6,405,000
==================================================================================

LETTER OF CREDIT GUARANTEED-1.39%(m)

FE, LLC-Series A, Loan Program Notes
  (LOC-Fifth Third Bank),
  1.43%                                        04/01/28     8,260        8,260,000
----------------------------------------------------------------------------------
Miami-Dade (County of), Florida Industrial
  Development Authority (Dolphins Stadium);
  Taxable Series 2000 IDR (LOC-Societe
  Generale),
  1.34%                                        07/01/22       100          100,000
----------------------------------------------------------------------------------
Mississippi (State of) Business Finance Corp.
  (Viking Range Corp. Project); Taxable
  Series 2000 IDR (LOC-Bank of America N.A.),
  1.56%                                        06/01/15    12,960       12,960,000
==================================================================================
                                                                        21,320,000
==================================================================================
    Total Variable Rate Demand Notes (Cost
      $27,725,000)                                                      27,725,000
==================================================================================

FUNDING AGREEMENTS-1.31%

New York Life Insurance Co. (Acquired
  04/07/04; Cost $20,000,000)
  1.47%(b)(c)(f)                               04/06/05    20,000       20,000,000
==================================================================================
    Total Investments (excluding Repurchase
      Agreements) (Cost $770,907,974)                                  770,907,974
==================================================================================

REPURCHASE AGREEMENTS-49.68%

Banc of America Securities LLC 1.37%(n)        08/02/04    60,000       60,000,000
----------------------------------------------------------------------------------
Barclays Capital Inc.-New York Branch (United
  Kingdom)
  1.37%(o)                                     08/02/04    39,490       39,489,524
----------------------------------------------------------------------------------
BNP Paribas Securities Corp.- New York Branch
  (France)
  1.37%(p)                                     08/02/04    70,000       70,000,000
----------------------------------------------------------------------------------
Citigroup Global Markets Inc.
  1.37%(q)                                     08/02/04    65,000       65,000,000
----------------------------------------------------------------------------------
Credit Suisse First Boston LLC- New York
  Branch (Switzerland)
  1.36%(r)                                     08/02/04    50,000       50,000,000
----------------------------------------------------------------------------------
Deutsche Bank Securities Inc.- New York
  Branch (Germany)
  1.37%(s)                                     08/02/04    75,000       75,000,000
----------------------------------------------------------------------------------
Goldman, Sachs & Co.
  1.38%(t)                                     08/02/04    65,000       65,000,000
----------------------------------------------------------------------------------


                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS-(CONTINUED)

Greenwich Capital Markets, Inc.- New York
  Branch (United Kingdom)
  1.37%(u)                                     08/02/04   $65,000   $   65,000,000
----------------------------------------------------------------------------------
Morgan Stanley & Co. Inc.
  1.38%(v)                                     08/02/04    65,000       65,000,000
----------------------------------------------------------------------------------
Societe Generale-New York Branch (France)
  1.37%(w)                                     08/02/04    65,000       65,000,000
----------------------------------------------------------------------------------
Wachovia Securities, Inc.
  1.38%(x)                                     08/02/04    75,000       75,000,000
----------------------------------------------------------------------------------

                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------

REPURCHASE AGREEMENTS-(CONTINUED)

WestLB A.G., New York Branch (Germany)
  1.37%(y)                                     08/02/04   $65,000   $   65,000,000
==================================================================================
    Total Repurchase Agreements (Cost
      $759,489,524)                                                    759,489,524
==================================================================================
TOTAL INVESTMENTS-100.11% (Cost
  $1,530,397,498)(z)                                                 1,530,397,498
==================================================================================
OTHER ASSETS LESS LIABILITIES-(0.11%)                                   (1,754,207)
==================================================================================
NET ASSETS-100.00%                                                  $1,528,643,291
__________________________________________________________________________________
==================================================================================

Investment Abbreviations:

ABS     - Asset-Backed Security
Disc.   - Discounted
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Securities may be traded on a discount basis. In such cases, the interest rate shown represents the rate of discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2004 was $464,395,223, which represented 30.38% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest rate is redetermined monthly. Rate shown is rate in effect on July 31, 2004.
(d) Interest rate is redetermined daily. Rate shown is the rate in effect on July 31, 2004.
(e) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at July 31, 2004 was $115,000,000, which represented 7.52% of the Fund's net assets.
(g) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based on the timing of the demand. The interest rate on master notes is redetermined daily. Rate shown is the rate in effect on July 31, 2004.
(i) Principal and interest payments are secured by bond insurance provided by MBIA Insurance Corp.
(j) Interest on this security is taxable income to the Fund.
(k) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(l) Interest rate is redetermined weekly. Rate shown is rate in effect on July 31, 2004.
(m) Principal and interest payments are guaranteed by the letter of credit agreement.
(n) Repurchase agreement entered into July 30, 2004 with a maturing value of $60,006,850. Collateralized by $57,836,792 corporate obligations, 6.13% to 7.75% due 06/15/06 to 01/15/12 with an aggregate market value at July 31, 2004 of $63,000,000.
(o) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $524,721,319. Collateralized by $522,117,000 U.S. Government obligations, 0% to 6.00% due 06/24/05 to 09/02/08 with an aggregate market value at July 31, 2004 of $535,155,319. The amount to be received upon repurchase by the Fund is $39,494,032.
(p) Repurchase agreement entered into July 30, 2004 with a maturing value of $70,007,992. Collateralized by $72,204,095 corporate obligations, 1.38% to 5.50% due 03/15/05 to 03/20/44 with an aggregate market value at July 31, 2004 of $73,500,001.
(q) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $500,057,083. Collateralized by $507,458,000 U.S. Government obligations, 0% to 7.00% due 09/07/04 to 07/26/19 with an aggregate market value at July 31, 2004 of $510,000,905. The amount to be received upon repurchase by the Fund is $65,007,421.
(r) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $250,028,333. Collateralized by $305,400,000 U.S. Government obligations, 0% due 07/22/05 to 03/18/19 with an aggregate market value at July 31, 2004 of $255,003,177. The amount to be received upon repurchase by the Fund is $50,005,667.
(s) Repurchase agreement entered into July 30, 2004 with a maturing value of $75,008,563. Collateralized by $77,969,309 corporate obligations, 3.25% to 6.37% due 09/25/25 to 03/10/40 with an aggregate market value at July 31, 2004 of $78,750,000.
(t) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $250,028,750. Collateralized by $277,559,479 U.S. Government obligations, 4.50% to 5.00% due 03/01/34 with an aggregate market value at July 31, 2004 of $255,000,000. The amount to be received upon repurchase by the Fund is $65,007,475.
(u) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $500,057,083. Collateralized by $681,564,000 U.S. Government obligations, 0% to 9.38% due 08/15/04 to 04/15/30 with an aggregate market value at July 31, 2004 of $510,004,437. The amount to be received upon repurchase by the Fund is $65,007,421.

(v) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $500,057,500. Collateralized by $527,410,129 U.S. Government obligations, 4.50% to 5.00% due 06/01/19 to 03/01/34 with an aggregate market value at July 31, 2004 of $513,197,181. The amount to be received upon repurchase by the Fund is $65,007,475.
(w) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $400,045,667. Collateralized by $515,299,766 U.S. Government obligations, 0% to 7.81% due 10/15/06 to 06/01/34 with an aggregate market value at July 31, 2004 of $408,000,001. The amount to be received upon repurchase by the Fund is $65,007,421.
(x) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $525,060,375. Collateralized by $1,096,991,706 corporate obligations, 0% to 7.73% due 01/18/09 to 07/25/44 with an aggregate market value at July 31, 2004 of $551,250,000. The amount to be received upon repurchase by the Fund is $75,008,625.
(y) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $200,022,833. Collateralized by $510,493,231 U.S. Government obligations, 2.44% to 7.23% due 01/01/11 to 10/01/42 with an aggregate market value at July 31, 2004 of $204,000,001. The amount to be received upon repurchase by the Fund is $65,007,421.
(z) Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, excluding repurchase
  agreements, at value (cost $770,907,974)    $  770,907,974
------------------------------------------------------------
Repurchase agreements (cost $759,489,524)        759,489,524
============================================================
     Total investments (cost $1,530,397,498)   1,530,397,498
============================================================
Receivables for:
  Fund shares sold                                 4,821,952
------------------------------------------------------------
  Interest                                           952,438
------------------------------------------------------------
  Amount due from advisor                            550,712
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   222,693
------------------------------------------------------------
Other assets                                         170,842
============================================================
     Total assets                              1,537,116,135
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                           7,235,659
------------------------------------------------------------
  Dividends                                           14,770
------------------------------------------------------------
  Deferred compensation and retirement plans         307,925
------------------------------------------------------------
Accrued distribution fees                            403,261
------------------------------------------------------------
Accrued trustees' fees                                 2,021
------------------------------------------------------------
Accrued transfer agent fees                          490,671
------------------------------------------------------------
Accrued operating expenses                            18,537
============================================================
     Total liabilities                             8,472,844
============================================================
Net assets applicable to shares outstanding   $1,528,643,291
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,528,748,855
------------------------------------------------------------
Undistributed net investment income                  (89,062)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                              (16,502)
============================================================
                                              $1,528,643,291
____________________________________________________________
============================================================


NET ASSETS:

AIM Cash Reserve Shares                       $  724,566,861
____________________________________________________________
============================================================
Class B                                       $  335,866,368
____________________________________________________________
============================================================
Class C                                       $   93,457,481
____________________________________________________________
============================================================
Class R                                       $   15,516,471
____________________________________________________________
============================================================
Investor Class                                $  359,236,110
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

AIM Cash Reserve Shares                          724,781,603
____________________________________________________________
============================================================
Class B                                          335,966,350
____________________________________________________________
============================================================
Class C                                           93,484,868
____________________________________________________________
============================================================
Class R                                           15,521,041
____________________________________________________________
============================================================
Investor Class                                   359,342,772
____________________________________________________________
============================================================
Net asset value and offering price per share
  for each class                              $         1.00
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 18,308,351
==========================================================================

EXPENSES:

Advisory fees                                                    8,403,115
--------------------------------------------------------------------------
Administrative services fees                                       398,878
--------------------------------------------------------------------------
Custodian fees                                                     129,934
--------------------------------------------------------------------------
Distribution fees:
  AIM Cash Reserve Shares                                        2,023,351
--------------------------------------------------------------------------
  Class B                                                        4,141,813
--------------------------------------------------------------------------
  Class C                                                          958,300
--------------------------------------------------------------------------
  Class R                                                           33,500
--------------------------------------------------------------------------
Transfer agent fees                                              4,504,131
--------------------------------------------------------------------------
Trustees' and retirement fees                                       34,443
--------------------------------------------------------------------------
Other                                                              864,039
==========================================================================
    Total expenses                                              21,491,504
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                  (10,564,879)
==========================================================================
    Net expenses                                                10,926,625
==========================================================================
Net investment income                                            7,381,726
==========================================================================
Net realized gain (loss) from investment securities                (16,502)
==========================================================================
Net increase in net assets resulting from operations          $  7,365,224
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                     2004              2003
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                         $    7,381,726    $    7,842,936
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities                  (16,502)           44,022
================================================================================================
    Net increase in net assets resulting from operations             7,365,224         7,886,958
================================================================================================
Distributions to shareholders from net investment income:
  AIM Cash Reserve Shares                                           (4,544,908)       (7,299,075)
------------------------------------------------------------------------------------------------
  Class B                                                             (234,827)         (432,412)
------------------------------------------------------------------------------------------------
  Class C                                                             (297,797)         (100,719)
------------------------------------------------------------------------------------------------
  Class R                                                              (21,561)          (10,730)
------------------------------------------------------------------------------------------------
  Investor Class                                                    (2,388,098)               --
================================================================================================
    Total distributions from net investment income                  (7,487,191)       (7,842,936)
================================================================================================
Distributions to shareholders from net realized gains:
  AIM Cash Reserve Shares                                              (23,639)          (35,590)
------------------------------------------------------------------------------------------------
  Class B                                                              (12,696)          (20,898)
------------------------------------------------------------------------------------------------
  Class C                                                               (2,804)           (3,549)
------------------------------------------------------------------------------------------------
  Class R                                                                 (122)              (38)
------------------------------------------------------------------------------------------------
  Investor Class                                                       (12,995)               --
================================================================================================
    Total distributions from net realized gains                        (52,256)          (60,075)
================================================================================================
    Decrease in net assets resulting from distributions             (7,539,447)       (7,903,011)
================================================================================================
Share transactions-net:
  AIM Cash Reserve Shares                                         (464,079,273)       67,004,557
------------------------------------------------------------------------------------------------
  Class B                                                         (207,835,642)     (174,148,217)
------------------------------------------------------------------------------------------------
  Class C                                                          (19,820,331)       (5,640,712)
------------------------------------------------------------------------------------------------
  Class R                                                            9,240,771         6,270,260
------------------------------------------------------------------------------------------------
  Investor Class                                                   359,038,712                --
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           (323,455,763)     (106,514,112)
================================================================================================
    Net increase (decrease) in net assets                         (323,629,986)     (106,530,165)
================================================================================================

NET ASSETS:

  Beginning of year                                              1,852,273,277     1,958,803,442
================================================================================================
  End of year (including undistributed net investment income of $(89,062) and $159,909 for 2004 and 2003,
    respectively)                                               $1,528,643,291    $1,852,273,277
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Money Market Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.40% on the first $1 billion of the Fund's average daily net assets, plus 0.35% on the Fund's average daily net assets in excess of $1 billion. Prior to June 30, 2004, the Fund paid an advisory fee to AIM at an annual rate of 0.55% on the first $1 billion of the Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion. AIM and/or A I M Distributors, Inc. ("AIM Distributors") voluntarily waived fees and/or reimbursed expenses in order to increase the Fund's yield. Waivers and/or reimbursements may be changed from time to time. During year ended July 31, 2004, AIM waived fees of $8,403,115 and reimbursed expenses of $521,766.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $105,350 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $398,878 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $2,426,890.

    The Trust has entered into master distribution agreements with AIM Distributors to serve as the distributor for the AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of AIM Cash Reserve shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the AIM Cash Reserve Shares, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes.

    Effective July 1, 2003, in order to maintain a minimum yield, AIM Distributors reduced broker service fees on AIM Cash Reserve Shares, Class B, Class C and Class R shares. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2004, the AIM Cash Reserve Shares, Class B, Class C and Class R shares paid $2,023,351, $3,106,360, $479,150 and $33,500, respectively, after AIM
Distributors waived and/or reimbursed plan fees of $1,035,453 and $479,150 for Class B and Class C shares, respectively.

    Contingent deferred sales charges ("CDSC") are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2004, AIM Distributors advised the Fund that it retained $630,845, $44,156, $216,938 and $0 from AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $20,045 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $20,045.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $8,655 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2004.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $7,539,447    $7,903,011
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Undistributed ordinary income                                   $      140,846
------------------------------------------------------------------------------
Temporary book/tax differences                                        (229,908)
------------------------------------------------------------------------------
Post-October capital loss deferral                                     (16,502)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,528,748,855
==============================================================================
Total net assets                                                $1,528,643,291
______________________________________________________________________________
==============================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund had no capital loss carryforward as of July 31, 2004.

NOTE 7--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions, on July 31, 2004, undistributed net investment income was decreased by $52,256 and undistributed net realized gain (loss) was increased by $52,256. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Cash Reserves Fund into the Fund, undistributed net investment income was decreased by $91,250 and shares of beneficial interest increased by $91,250. These reclassifications had no effect on the net assets of the Fund.

NOTE 8--SHARE INFORMATION

The Fund currently consists of six different classes of shares: AIM Cash Reserve Shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class B shares and Class C shares are sold with CDSC. AIM Cash Reserve Shares, Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to AIM Cash Reserve Shares eight years after the end of the calendar month of purchase. Institutional Class shares have not commenced operations.

                                                  CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                           ----------------------------------------------------------------------
                                                                         2004                                 2003
                                                           ---------------------------------    ---------------------------------
                                                               SHARES            AMOUNT             SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Sold:
  AIM Cash Reserve Class                                    1,723,348,635    $ 1,723,344,384     5,372,980,834    $ 5,372,980,834
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     228,892,152        228,892,271       485,890,867        485,890,867
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     234,053,412        234,058,115       570,319,822        570,319,822
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                      28,780,786         28,780,786        24,594,921         24,594,921
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           370,467,337        370,479,287                --                 --
=================================================================================================================================
Issued as reinvestment of dividends:
  AIM Cash Reserve Class                                        4,233,613          4,233,613         6,288,154          6,288,154
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         227,988            227,989           408,246            408,246
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         273,990            273,990            89,880             89,880
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          20,662             20,662             9,756              9,756
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             2,317,119          2,317,119                --                 --
=================================================================================================================================
Issued in connection with acquisitions:(b)
  AIM Cash Reserve Class                                          669,132            669,697                --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         253,059            252,879                --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       8,223,808          8,218,055                --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           433,127,527        432,821,214                --                 --
=================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  AIM Cash Reserve Class                                       32,054,831         32,054,836        25,073,560         25,073,560
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (32,054,831)       (32,054,836)      (25,073,560)       (25,073,560)
=================================================================================================================================
Reacquired:
  AIM Cash Reserve Class                                   (2,224,381,846)    (2,224,381,803)   (5,337,337,991)    (5,337,337,991)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (405,153,776)      (405,153,945)     (635,373,770)      (635,373,770)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (262,370,490)      (262,370,491)     (576,050,414)      (576,050,414)
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                     (19,560,677)       (19,560,677)      (18,334,417)       (18,334,417)
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                          (446,569,211)      (446,578,908)               --                 --
=================================================================================================================================
                                                             (323,146,780)   $  (323,455,763)     (106,514,112)   $  (106,514,112)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Investor Class shares commenced sales on September 30, 2003.
(b) As of the open of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Cash Reserves Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Cash Reserves Fund shareholders, on October 21, 2003. The acquisition was accomplished by tax-free exchange of 442,273,526 shares of the Fund for 442,273,526 shares of INVESCO Cash Reserves Fund outstanding as of the close of business October 31, 2003. INVESCO Cash Reserves Fund net assets at that date of $441,961,845, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,395,903,235.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CASH RESERVE
                                       ------------------------------------------------------------------------------------------
                                                                                                SEVEN MONTHS
                                                        YEAR ENDED JULY 31,                        ENDED              YEAR ENDED
                                       -----------------------------------------------------      JULY 31,           DECEMBER 31,
                                         2004              2003          2002         2001          2000                 1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $   1.00         $     1.00    $     1.00    $   1.00      $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  0.0056             0.0064        0.0141      0.0467        0.0300(a)            0.0414
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                              (0.0056)           (0.0064)      (0.0141)    (0.0467)      (0.0300)             (0.0414)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                               (0.0000)                --            --          --            --                   --
=================================================================================================================================
    Total distributions                 (0.0056)           (0.0064)      (0.0141)    (0.0467)      (0.0300)             (0.0414)
=================================================================================================================================
Net asset value, end of period         $   1.00         $     1.00    $     1.00    $   1.00      $   1.00             $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            0.57%              0.64%         1.42%       4.77%         3.03%                4.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $724,567         $1,188,876    $1,121,879    $937,532      $912,042             $989,478
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                0.58%(d)           0.88%         1.01%       1.06%         1.07%(e)             1.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to
  average net assets                       0.55%(d)           0.64%         1.40%       4.61%         5.15%(e)             4.16%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.14% and 1.03% for the years ended July 31, 2004 and July 31, 2003, respectively.
(d)  Ratios are based on average daily net assets of $809,340,540.
(e)  Annualized.

                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                SEVEN MONTHS
                                                          YEAR ENDED JULY 31,                      ENDED              YEAR ENDED
                                           -------------------------------------------------      JULY 31,           DECEMBER 31,
                                             2004             2003        2002        2001          2000                 1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.0006           0.0007      0.0065      0.0392        0.0256(a)            0.0339
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.0006)         (0.0007)    (0.0065)    (0.0392)      (0.0256)             (0.0339)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains     (0.0000)              --          --          --            --                   --
=================================================================================================================================
    Total distributions                     (0.0006)         (0.0007)    (0.0065)    (0.0392)      (0.0256)             (0.0339)
=================================================================================================================================
Net asset value, end of period             $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                0.06%            0.07%       0.66%       3.99%         2.59%                3.45%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $335,866         $543,811    $717,967    $439,445      $289,327             $404,911
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                    1.08%(d)         1.46%       1.76%       1.81%         1.82%(e)             1.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   0.05%(d)         0.06%       0.65%       3.86%         4.40%(e)             3.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.89% and 1.78% for the years ended July 31, 2004 and July 31, 2003, respectively.
(d)  Ratios are based on average daily net assets of $414,181,261.
(e)  Annualized.

                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                                SEVEN MONTHS
                                                          YEAR ENDED JULY 31,                      ENDED              YEAR ENDED
                                           -------------------------------------------------      JULY 31,           DECEMBER 31,
                                             2004             2003        2002        2001          2000                 1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.0031           0.0008      0.0065      0.0393        0.0256(a)            0.0339
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.0031)         (0.0008)    (0.0065)    (0.0393)      (0.0256)             (0.0339)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains     (0.0000)              --          --          --            --                   --
=================================================================================================================================
    Total distributions                     (0.0031)         (0.0008)    (0.0065)    (0.0393)      (0.0256)             (0.0339)
=================================================================================================================================
Net asset value, end of period             $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                0.31%            0.09%       0.66%       4.00%         2.59%                3.44%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $ 93,457         $113,306    $118,947    $ 86,884      $ 45,457             $ 56,636
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                    0.83%(d)         1.44%       1.76%       1.81%         1.82%(e)             1.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   0.30%(d)         0.08%       0.65%       3.86%         4.40%(e)             3.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total revenues are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.89% and 1.78% for the years ended July 31, 2004 and July 31, 2003, respectively.
(d)  Ratios are based on average daily net assets of $95,829,972.
(e)  Annualized.

                                                                               CLASS R
                                                              ------------------------------------------
                                                                                           JUNE 30, 2002
                                                                     YEAR ENDED             (DATE SALES
                                                                      JULY 31,             COMMENCED) TO
                                                              -------------------------      JULY 31,
                                                                2004             2003          2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00         $   1.00      $   1.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0031           0.0038        0.0010
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0031)         (0.0038)      (0.0010)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.0000)              --            --
========================================================================================================
    Total distributions                                        (0.0031)         (0.0038)      (0.0010)
========================================================================================================
Net asset value, end of period                                $   1.00         $   1.00      $   1.00
________________________________________________________________________________________________________
========================================================================================================
Total return(a)                                                   0.31%            0.38%         0.10%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 15,516         $  6,280      $     10
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets(b)                        0.83%(c)         1.13%         1.26%(d)
________________________________________________________________________________________________________
========================================================================================================
Ratio of net investment income to average net assets              0.30%(c)         0.39%         1.15%(d)
________________________________________________________________________________________________________
========================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.39% and 1.28% for the years ended July 31, 2004 and July 31, 2003, respectively.
(c)  Ratios are based on average daily net assets of $6,700,065.
(d)  Annualized.

                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   1.00
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.0068
==================================================================================
Less distributions:
  Dividends from net investment income                                (0.0068)
----------------------------------------------------------------------------------
  Distributions from net realized gains                               (0.0000)
==================================================================================
    Total distributions                                               (0.0068)
==================================================================================
Net asset value, end of period                                       $   1.00
__________________________________________________________________________________
==================================================================================
Total return(a)                                                          0.68%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $359,236
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                            0.33%(b)
----------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                         0.86%(b)
__________________________________________________________________________________
==================================================================================
Ratio of net investment income to average net assets                     0.80%(b)
__________________________________________________________________________________
==================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $352,226,920.

NOTE 10--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Municipal Bond Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Municipal Bond Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Municipal Bond Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           -s- ERNST & YOUNG LLP
Houston, Texas
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-99.66%

ALABAMA-2.00%

Alabama (State of) Public
  School & College
  Authority; Capital
  Improvement Series 1999 C
  RB
  5.75%, 07/01/17              AA     Aa3    $1,400   $  1,559,936
------------------------------------------------------------------
Birmingham (City of) Special
  Care Facilities Financing
  Authority (Children's
  Hospital of Alabama);
  Health Care Facility
  Series 2002 RB
  5.38%, 06/01/23(b)          AAA     Aaa     1,500      1,568,550
------------------------------------------------------------------
Courtland (City of)
  Industrial Development
  Board (Champion
  International Corp.
  Project); Refunding
  Environmental Improvement
  Series 1996 RB
  6.40%, 11/01/26(c)           --    Baa2     2,315      2,438,297
------------------------------------------------------------------
Jefferson (County of);
  Prerefunded Capital
  Improvement Sewer Series
  2001 A RB Wts.
  5.00%, 02/01/11(d)(e)       AAA     Aaa       775        848,168
------------------------------------------------------------------
Jefferson (County of);
  School Limited Tax Series
  2000 GO Wts.
  5.50%, 02/15/20(b)          AAA     Aaa     1,250      1,342,825
------------------------------------------------------------------
Lauderdale (County of) &
  Florence (City of) Health
  Care Authority (Coffee
  Health Group); Series 2000
  A RB
  6.00%, 07/01/29(b)          AAA     Aaa     1,000      1,084,780
------------------------------------------------------------------
University of Alabama;
  Series 2004 A RB
  5.00%, 07/01/29(b)          AAA     Aaa     2,000      1,994,260
==================================================================
                                                        10,836,816
==================================================================

ALASKA-0.39%

Alaska (State of) Housing
  Finance Corp. (State
  Building Lease); Series
  1999 RB
  5.75%, 04/01/17(b)          AAA     Aaa     2,000      2,109,240
==================================================================

AMERICAN SAMOA-0.26%

American Samoa (Territory
  of); Refunding Unlimited
  Tax Series 2000 GO
  6.00%, 09/01/08(b)           A      --      1,280      1,392,896
==================================================================

ARIZONA-1.53%

Arizona (State of) Tourism &
  Sports Authority
  (Multipurpose Stadium
  Facility); Tax Series 2003
  A RB
  5.00%, 07/01/25(b)           --     Aaa     1,000      1,015,040
------------------------------------------------------------------
Phoenix (City of) Civic
  Improvement Corp. (Waste
  Water System); Jr. Lien
  Series 2000 RB
  5.70%, 07/01/08(b)          AAA     Aaa     1,055      1,170,797
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
ARIZONA-(CONTINUED)

Phoenix (City of) Civic
  Improvement Corp. (Waste
  Water System); Jr. Lien
  Series 2000 RB
  5.70%, 07/01/09(b)          AAA     Aaa    $1,275   $  1,430,372
------------------------------------------------------------------
Pima (County of) Industrial
  Development Authority
  (Radisson City Center
  Project); Refunding
  Development Series 2002
  IDR
  6.50%, 12/01/07 (Acquired
  03/28/02; Cost
  $325,000)(f)(g)              --     --        325        321,743
------------------------------------------------------------------
  6.50%, 12/01/08 (Acquired
  03/28/02; Cost
  $345,000)(f)(g)              --     --        345        340,394
------------------------------------------------------------------
  6.70%, 12/01/10 (Acquired
  03/28/02; Cost
  $390,000)(f)(g)              --     --        390        383,070
------------------------------------------------------------------
  6.70%, 12/01/11 (Acquired
  03/28/02; Cost
  $415,000)(f)(g)              --     --        415        406,808
------------------------------------------------------------------
Pima (County of) Unified
  School District (No. 10
  Amphitheater School
  District); School
  Improvement Unlimited Tax
  Series 1992 E GO
  6.50%, 07/01/05              A+     A2      3,100      3,236,369
==================================================================
                                                         8,304,593
==================================================================

ARKANSAS-0.29%

North Little Rock (City of)
  Health Facilities Board
  (Baptist Health); Health
  Care Series 2001 RB
  5.70%, 07/01/22              A+     --        500        515,205
------------------------------------------------------------------
Van Buren (County of);
  Refunding & Construction
  Sales & Use Tax Series
  2000 RB
  5.60%, 12/01/25(b)           --     Aaa     1,000      1,056,520
==================================================================
                                                         1,571,725
==================================================================

CALIFORNIA-2.22%

ABAG Finance Authority for
  Non-Profit Corps. (Lincoln
  Glen Manor for Senior
  Citizens); Series 2000 COP
  (CEP-Cal-Mortgage)
  6.10%, 02/15/25             BBB     --      1,000      1,042,260
------------------------------------------------------------------
ABAG Finance Authority for
  Non-Profit Corps. (Lytton
  Gardens Inc.); Series 1999
  COP (CEP-Cal-Mortgage)
  6.00%, 02/15/19             BBB     --      1,585      1,675,868
------------------------------------------------------------------
ABAG Finance Authority for
  Non-Profit Corps. (Odd
  Fellows Home of
  California); Series 1999
  COP (CEP- Cal-Mortgage)
  6.00%, 08/15/24             BBB     --      1,000      1,043,260
------------------------------------------------------------------
Big Bear Lake (City of);
  Refunding Water Series
  1996 RB
  6.00%, 04/01/22(b)          AAA     Aaa     2,000      2,365,400
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
CALIFORNIA-(CONTINUED)

California (State of)
  Department of Water
  Resources; Power Supply
  Series 2002 A RB
  5.38%, 05/01/22             BBB+    A2     $1,000   $  1,042,030
------------------------------------------------------------------
California (State of)
  Educational Facilities
  Authority (Fresno Pacific
  University); Series 2000 A
  RB
  6.05%, 03/01/11              --    Baa3     1,350      1,478,709
------------------------------------------------------------------
Foothill/Eastern Corridor
  Agency (California Toll
  Road Project); Sr. Lien
  Series 1995 A RB
  6.00%, 01/01/10((d)(e)      AAA     Aaa       400        458,412
------------------------------------------------------------------
Los Angeles (County of);
  Series 2001 RB
  5.15%, 02/12/06
  (Acquired 03/29/01; Cost
  $175,957)(f)(g)(h)           --     --        175        179,900
------------------------------------------------------------------
Oxnard (City of) Financing
  Authority (Redwood Trunk
  Sewer & Headworks);
  Wastewater Series 2004 A
  RB
  5.00%, 06/01/29(b)          AAA     Aaa     1,005      1,003,513
------------------------------------------------------------------
Sacramento (City of)
  Financing Authority
  (Convention Center Hotel);
  Sr. Series 1999 A RB
  6.25%, 01/01/30(f)           --     --        750        752,452
------------------------------------------------------------------
Whittier (City of) Utility
  Authority; Water Series
  2003 A RB
  5.00%, 06/01/33(b)          AAA     Aaa     1,000        996,900
==================================================================
                                                        12,038,704
==================================================================

COLORADO-3.29%

Aurora (City of); Public
  Improvement Series 2000
  COP
  5.50%, 12/01/30(b)          AAA     Aaa     3,330      3,472,224
------------------------------------------------------------------
Colorado (State of) E-470
  Public Highway Authority;
  Sr. Series 2000 A RB
  5.75%, 09/01/35(b)          AAA     Aaa     1,000      1,074,380
------------------------------------------------------------------
Colorado (State of)
  Educational & Cultural
  Facilities Authority
  (Johnson & Wales
  University Project);
  Series 2003 A RB
  (CEP-XL Capital Ltd.)
  5.00%, 04/01/20             AAA     Aaa     1,000      1,037,650
------------------------------------------------------------------
Colorado (State of)
  Educational & Cultural
  Facilities Authority (Peak
  to Peak Charter School);
  Refunding & Improvement
  Series 2004 RB
  (CEP-XL Capital Ltd.)
  5.25%, 08/15/24             AAA     Aaa     1,475      1,536,876
------------------------------------------------------------------
Colorado (State of)
  Educational & Cultural
  Facilities Authority
  (Student
  Housing-University of
  Colorado Foundation
  Project); Series 2002 RB
  5.00%, 07/01/22(b)          AAA     Aaa     1,000      1,030,240
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
COLORADO-(CONTINUED)

Colorado (State of) Health
  Facilities Authority
  (Exempla Inc.); Series
  2002 A RB
  5.50%, 01/01/23              A-     A1     $2,850   $  2,865,077
------------------------------------------------------------------
  5.63%, 01/01/33              A-     A1      2,000      2,016,540
------------------------------------------------------------------
Denver (City of) Health &
  Hospital Authority;
  Refunding Health Care
  Series 2004 A RB
  6.25%, 12/01/33             BBB    Baa3       750        760,163
------------------------------------------------------------------
El Paso (County of) School
  District No. 2 (Harrison);
  Unlimited Tax Series 2001
  GO
  5.25%, 12/01/26(b)           --     Aaa     1,435      1,471,707
------------------------------------------------------------------
Meridian Metropolitan
  District; Refunding &
  Improvement Unlimited Tax
  Series 2001 B GO
  (CEP-Radian Reinsurance
  Inc.)
  5.00%, 12/01/25              AA     --      1,000        998,630
------------------------------------------------------------------
Northwest Parkway Public
  Highway Authority; Sr.
  Series 2001 A RB
  5.25%, 06/15/41(b)          AAA     Aaa     1,000      1,017,660
------------------------------------------------------------------
University of Colorado
  Hospital Authority; Series
  2001 A RB
  5.60%, 11/15/31              --     A3        500        503,515
==================================================================
                                                        17,784,662
==================================================================

CONNECTICUT-3.62%

Brooklyn (City of);
  Unlimited Tax Series 1995
  GO
  5.50%, 05/01/05(d)(e)       AAA     Aaa       250        262,440
------------------------------------------------------------------
  5.70%, 05/01/05(d)(e)       AAA     Aaa       250        262,808
------------------------------------------------------------------
Connecticut (State of)
  (Bradley International
  Airport); Special
  Obligation Parking Series
  2000 A RB
  6.60%, 07/01/24(b)(c)        A      --      1,250      1,305,713
------------------------------------------------------------------
Connecticut (State of)
  (Transportation
  Infrastructure); Special
  Obligation Tax Series 1991
  B RB
  6.50%, 10/01/10             AA-     A1        530        623,789
------------------------------------------------------------------
Connecticut (State of)
  (Transportation
  Infrastructure); Special
  Obligation Tax Series 1991
  B RB
  6.50%, 10/01/12             AA-     A1      1,500      1,792,185
------------------------------------------------------------------
Connecticut (State of) Area
  Cooperative Educational
  Services (Staff
  Development/Administration
  Facilities); Unlimited Tax
  Series 1999 GO
  5.63%, 07/15/19(b)           A      --      1,060      1,082,631
------------------------------------------------------------------
Connecticut (State of)
  Health & Educational
  Facilities Authority
  (Bridgeport Hospital);
  Series 1992 A RB
  6.63%, 07/01/18(b)          AAA     Aaa       500        501,460
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
CONNECTICUT-(CONTINUED)

Connecticut (State of)
  Health & Educational
  Facilities Authority
  (Danbury Hospital);
  Series 1999 G RB
  5.63%, 07/01/25(b)          AAA     Aaa    $  250   $    263,470
------------------------------------------------------------------
Connecticut (State of)
  Health & Educational
  Facilities Authority;
  Unrefunded Series 1991 E
  RB
  6.50%, 07/01/14(b)          AAA     Aaa       110        110,315
------------------------------------------------------------------
Connecticut (State of)
  Health & Educational
  Facilities Authority
  (Loomis Chaffee School);
  Series 2001 D RB
  5.25%, 07/01/31              --     A2      1,000      1,027,290
------------------------------------------------------------------
Connecticut (State of)
  Health & Educational
  Facilities Authority
  (Stamford Hospital);
  Series 1996 F RB
  5.40%, 07/01/09(b)          AAA     Aaa     1,000      1,071,400
------------------------------------------------------------------
Connecticut (State of)
  Health & Educational
  Facilities Authority
  (William W. Backus
  Hospital); Series 1997 D
  RB
  5.75%, 07/01/27(b)          AAA     --      1,000      1,045,630
------------------------------------------------------------------
Connecticut (State of)
  Housing Finance Authority
  (Group Home Mortgage);
  Special Obligation Series
  2000
  GH-5 RB
  5.85%, 06/15/30(b)          AAA     Aaa       500        526,210
------------------------------------------------------------------
Connecticut (State of)
  Housing Finance Authority
  (Housing Mortgage Finance
  Program); Series 1996 C-1
  RB
  6.30%, 11/15/17             AAA     Aaa     1,270      1,325,588
------------------------------------------------------------------
  Series 1996 C-2 RB
  6.25%, 11/15/18             AAA     Aaa       750        782,460
------------------------------------------------------------------
  Series 1996 G RB
  6.00%, 11/15/27(c)          AAA     Aaa     1,000      1,033,350
------------------------------------------------------------------
  Series 1998 C RB
  5.50%, 11/15/35(c)          AAA     Aaa     1,775      1,812,062
------------------------------------------------------------------
  Series 1998 D-2 RB
  5.45%, 11/15/24(c)          AAA     Aaa         5          5,076
------------------------------------------------------------------
  Series 2001 A-1 RB
  5.25%, 11/15/28             AAA     Aaa       550        555,165
------------------------------------------------------------------
  Sub-Series 1998 E-1 RB
  5.13%, 05/15/21             AAA     Aaa       445        448,751
------------------------------------------------------------------
Manchester (City of) Eighth
  Utilities District;
  Unlimited Tax Series 1991
  GO
  6.75%, 08/15/06              --     Aa3       180        196,439
------------------------------------------------------------------
Mansfield (City of);
  Unlimited Tax Series 1990
  GO
  6.00%, 06/15/07              --     Aa3       100        109,874
------------------------------------------------------------------
  6.00%, 06/15/08              --     Aa3       100        111,755
------------------------------------------------------------------
  6.00%, 06/15/09              --     Aa3       100        113,334
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

CONNECTICUT-(CONTINUED)

New Britain (City of);
  Unlimited Tax Series 1992
  GO
  6.00%, 02/01/11(b)          AAA     Aaa    $  400   $    460,124
------------------------------------------------------------------
North Canaan (City of);
  Unlimited Tax Series 1991
  GO
  6.50%, 01/15/08              --     A3        125        140,445
------------------------------------------------------------------
  6.50%, 01/15/09              --     A3        125        142,526
------------------------------------------------------------------
  6.50%, 01/15/10              --     A3        125        144,589
------------------------------------------------------------------
  6.50%, 01/15/11              --     A3        125        147,897
------------------------------------------------------------------
Somers (City of); Unlimited
  Tax Series 1990 GO
  6.00%, 12/01/10              --     A1        190        218,357
------------------------------------------------------------------
University of Connecticut;
  Student Fee Series 2000 A
  RB
  6.00%, 11/15/10(d)(e)       NRR     NRR     1,325      1,537,146
------------------------------------------------------------------
Westbrook (City of);
  Unlimited Tax Series 1992
  GO
  6.40%, 03/15/10(b)          AAA     Aaa       380        441,803
==================================================================
                                                        19,602,082
==================================================================

DELAWARE-0.05%

Delaware (State of) Economic
  Development Authority
  (Osteopathic Hospital
  Association); Series 1993
  A RB
  6.75%, 01/01/13(d)          NRR     Aaa       250        297,315
==================================================================

DISTRICT OF COLUMBIA-0.43%

District of Columbia (George
  Washington University);
  Series 2001 A RB
  5.13%, 09/15/31(b)          AAA     Aaa     1,000      1,002,600
------------------------------------------------------------------
District of Columbia
  (Gonzaga College High
  School); Series 1999 RB
  5.38%, 07/01/19(b)          AAA     Aaa     1,055      1,115,620
------------------------------------------------------------------
District of Columbia
  (Mandarin Oriental Hotel
  Project); Tax Increment
  Series 2002 TAN
  5.25%, 07/01/22(b)          AAA     Aaa       200        209,068
==================================================================
                                                         2,327,288
==================================================================

FLORIDA-1.66%

Crossings at Fleming Island
  Community Development
  District; Refunding
  Special Assessment Series
  2000 B RB
  5.80%, 05/01/16(b)          AAA     Aaa     1,000      1,121,840
------------------------------------------------------------------
Escambia (County of)
  (Champion International
  Corp. Project); Series
  1994 PCR
  6.90%, 08/01/22(c)          BBB    Baa2     1,125      1,152,787
------------------------------------------------------------------
Jacksonville (City of)
  Electric Authority; Water
  & Sewer Series 2000 A RB
  5.30%, 10/01/05(d)(e)       NRR     NRR     1,000      1,044,400
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
FLORIDA-(CONTINUED)

Jacksonville (City of)
  Health Facilities
  Authority (Ascension
  Health Credit Group);
  Series 2002 A RB
  5.25%, 11/15/32              AA     Aa2    $1,500   $  1,502,055
------------------------------------------------------------------
Miami-Dade (County of)
  (Miami International
  Airport); Aviation Series
  2000 B RB
  5.75%, 10/01/29(b)          AAA     Aaa     2,000      2,144,900
------------------------------------------------------------------
Orlando (City of) Utilities
  Commission; Refunding
  Water & Electric Series
  2002 C RB
  5.00%, 10/01/27              AA     Aa1     1,000      1,002,590
------------------------------------------------------------------
Sunrise (City of) Utility
  System; Refunding Series
  1998 RB
  5.00%, 10/01/28(b)          AAA     Aaa     1,000      1,001,950
==================================================================
                                                         8,970,522
==================================================================

GEORGIA-0.39%

Gwinnett (County of) Water &
  Sewer Authority; Series
  2002 RB
  5.25%, 08/01/24             AAA     Aaa     2,000      2,084,760
==================================================================

ILLINOIS-6.87%

Bellwood (City of);
  Unlimited Tax Series 2002
  GO
  5.25%, 12/01/25(b)           --     Aaa     1,000      1,028,440
------------------------------------------------------------------
Chicago (City of) (Cottage
  View Terrace Apartments);
  FHA/GNMA Collateralized
  Multi-Family Housing
  Series 2000 A RB
  (CEP-GNMA)
  6.13%, 02/20/42(c)          AAA     --      1,565      1,627,162
------------------------------------------------------------------
Chicago (City of); Project &
  Refunding Unlimited Tax
  Series 2000 C GO
  5.50%, 01/01/40(b)          AAA     Aaa     2,750      2,853,730
------------------------------------------------------------------
Chicago (City of); Project &
  Refunding Unlimited Tax
  Series 2001 A GO
  5.25%, 01/01/33(b)          AAA     Aaa     3,940      4,000,164
------------------------------------------------------------------
Chicago (City of); Special
  Transportation Series 2001
  RB
  5.25%, 01/01/31(b)          AAA     Aaa     1,000      1,015,890
------------------------------------------------------------------
Cook (County of); Capital
  Improvement Unlimited Tax
  Series 2004 B GO
  5.00%, 11/15/29(b)          AAA     Aaa     1,000        995,660
------------------------------------------------------------------
Freeport (City of); Sewer
  System Improvements;
  Unlimited Tax Sewer Series
  2000 GO
  6.00%, 12/01/29(b)          AAA     Aaa     1,000      1,095,030
------------------------------------------------------------------
Illinois (State of)
  Department of Central
  Management Services;
  Series 1999 COP
  5.85%, 07/01/19(b)          AAA     Aaa     1,750      1,936,445
------------------------------------------------------------------
Illinois (State of)
  Development Finance
  Authority (Adventist
  Health Systems Project);
  Series 1997 A RB
  6.00%, 11/15/11(b)          AAA     Aaa     2,500      2,851,375
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Illinois (State of)
  Development Finance
  Authority (Catholic
  Charities Housing
  Development); Series 1995
  RB
  6.35%, 01/01/25(f)           --     --     $1,500   $  1,477,995
------------------------------------------------------------------
Illinois (State of)
  Development Finance
  Authority (City of East
  St. Louis Project);
  Refunding Series 2003 RB
  (CEP-XL Capital Ltd.)
  5.00%, 11/15/13             AAA     Aaa     1,050      1,137,454
------------------------------------------------------------------
Illinois (State of)
  Educational Facilities
  Authority (Northwestern
  University); Adjustable
  Rate Medium Term Series
  1997 RB
  5.25%, 11/01/14(e)          AA+     Aa1     1,000      1,098,840
------------------------------------------------------------------
Illinois (State of)
  Educational Facilities
  Authority (Robert Morris
  College); Series 2000 RB
  5.75%, 06/01/20(b)           --     Aaa     1,305      1,418,130
------------------------------------------------------------------
  5.80%, 06/01/30(b)           --     Aaa     1,000      1,058,330
------------------------------------------------------------------
Illinois (State of) Health
  Facilities Authority
  (Blessing Hospital);
  Series 1999 A RB
  6.00%, 11/15/19(b)          AAA     Aaa     1,000      1,119,010
------------------------------------------------------------------
Illinois (State of) Health
  Facilities Authority
  (Evangelical Hospital
  Corp.); Refunding Series
  1992 A RB
  6.25%, 04/15/22(d)          NRR     Aaa     1,000      1,160,550
------------------------------------------------------------------
  Series 1992 C RB
  6.25%, 04/15/22(d)          NRR     NRR     1,150      1,334,632
------------------------------------------------------------------
Illinois (State of)
  Unemployment Insurance
  Fund; Federal Building
  Receipts Series 2004 A RB
  5.00%, 12/15/06(b)          AAA     Aaa     5,000      5,307,550
------------------------------------------------------------------
Metropolitan Pier &
  Exposition Authority
  (McCormick Place
  Expansion); Dedicated
  State Tax Series 2002 A RB
  6.42%, 06/15/30(b)          AAA     Aaa     1,000        236,080
------------------------------------------------------------------
  5.25%, 06/15/42(b)          AAA     Aaa     1,000      1,010,520
------------------------------------------------------------------
Rockford (City of) School
  District No. 205;
  Unlimited Tax Series 2001
  GO
  5.00%, 02/01/17(b)           --     Aaa       500        544,155
------------------------------------------------------------------
Tazewell (County of)
  Community High School
  District No. 303 (Pekin);
  Unlimited Tax Series 1996
  GO
  5.63%, 01/01/14(b)          AAA     Aaa     1,435      1,531,504
------------------------------------------------------------------
Will (County of) School
  District No. 122 (New
  Lenox); Unlimited Tax
  Series 2000 A GO
  6.50%, 11/01/14(b)           --     Aaa     1,165      1,370,786
==================================================================
                                                        37,209,432
==================================================================


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

INDIANA-6.06%

DeKalb (County of)
  Redevelopment Authority
  (Mini-Mill Local Public
  Improvement Project);
  Series 1995 A RB
  6.50%, 01/15/14              A-     --     $  900   $    930,555
------------------------------------------------------------------
East Allen (County of)
  Multi-School Building
  Corp.; First Mortgage
  Series 2000 RB
  5.75%, 01/15/10(d)(e)       AAA     Aaa       735        829,955
------------------------------------------------------------------
Hancock (County of) Mount
  Vernon Multi-School
  Building Corp; First
  Mortgage Series 2001 RB
  (CEP-State Aid
  Withholding)
  5.45%, 07/15/22             AA-     --      1,000      1,055,500
------------------------------------------------------------------
Indiana (State of) Bond
  Bank; Special Program
  Series 2000 A RB
  5.90%, 02/01/14(b)          AAA     Aaa     1,000      1,126,160
------------------------------------------------------------------
Indiana (State of) Health
  Facilities Financing
  Authority (Community
  Hospitals Project); VRD
  Series 2000 A RB
  (LOC-Bank of America N.A.)
  1.08%, 07/01/28(j)          A-1+    --      6,857      6,857,000
------------------------------------------------------------------
Indiana (State of) Housing
  Finance Authority; Single
  Family Mortgage Series
  1995 B-1 RB
  6.15%, 07/01/17              --     Aaa        50         51,196
------------------------------------------------------------------
Indiana (State of)
  Transportation Finance
  Authority; Highway Series
  2000 RB
  5.38%, 12/01/25(d)(e)       NRR     NRR     2,000      2,079,640
------------------------------------------------------------------
Indiana (State of)
  Transportation Finance
  Authority; Unrefunded
  Airport Facilities Lease
  Series 1992 A RB
  6.25%, 11/01/16             AA-     A1        105        106,291
------------------------------------------------------------------
Indianapolis (City of) Local
  Public Improvement Bond
  Bank (Waterworks Project);
  Series 2002 A RB
  5.25%, 07/01/33(b)          AAA     Aaa     1,000      1,017,420
------------------------------------------------------------------
Lafayette (City of); Sewer
  Series 2002 RB
  5.15%, 07/01/24(b)          AAA     Aaa     1,000      1,030,480
------------------------------------------------------------------
Northern Wells (City of)
  Community School Building
  Corp.; First Mortgage
  Series 2002 RB
  5.40%, 07/15/23(b)          AAA     Aaa       500        525,680
------------------------------------------------------------------
Petersburg (City of)
  (Indiana Power & Lighting
  Co.); Refunding Series
  1991 PCR
  5.75%, 08/01/21             BBB-   Baa2     4,000      4,078,360
------------------------------------------------------------------
Petersburg (City of)
  Pollution Control (Indiana
  Power & Lighting Co.);
  Refunding Series 1993 B
  PCR
  5.40%, 08/01/17(b)          AAA     Aaa     9,850     11,003,238
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
INDIANA-(CONTINUED)

St. Joseph (County of)
  Hospital Authority
  (Memorial Health System);
  Health System Series 2000
  RB
  5.63%, 08/15/33(b)          AAA     Aaa    $1,000   $  1,045,200
------------------------------------------------------------------
Wa-Nee Middle School
  Building Corp.; First
  Mortage Unlimited Tax
  Series 2001 GO
  5.50%, 01/15/20(b)          AAA     Aaa     1,000      1,080,730
==================================================================
                                                        32,817,405
==================================================================

KANSAS-0.44%

Newton (City of) (Newton
  Healthcare Corp.);
  Hospital Series 1994 A RB
  7.38%, 11/15/04(d)(e)       NRR     NRR       250        259,162
------------------------------------------------------------------
Overland Park (City of)
  Development Corp. first
  tier (Overland Park
  Project); Series 2001 A RB
  7.38%, 01/01/32(f)           --     --      2,135      2,142,045
==================================================================
                                                         2,401,207
==================================================================

KENTUCKY-0.67%

Jefferson (County of)
  (Beverly Enterprises
  Project); Refunding Health
  Facilities Series 1999 RB
  5.88%, 05/01/08(f)           --     --        595        595,887
------------------------------------------------------------------
Mount Sterling (City of)
  (Kentucky League Cities);
  Lease Funding Series 1993
  A RB
  6.15%, 03/01/13              --     Aa3     3,000      3,041,190
==================================================================
                                                         3,637,077
==================================================================

LOUISIANA-6.42%

Lafayette (City of); Public
  Improvement Sales Tax
  Series 2000 A RB
  5.50%, 03/01/23(b)          AAA     Aaa     2,360      2,512,385
------------------------------------------------------------------
Lafayette (City of);
  Utilities Series 2004 RB
  5.00%, 11/01/28(b)          AAA     Aaa     1,000        997,140
------------------------------------------------------------------
Louisiana (State of) Local
  Government Environmental
  Facilities & Community
  Development Authority
  (Parking Facilities Corp.
  Garage Project); Series
  2001 A RB
  5.20%, 10/01/20(b)          AAA     Aaa     1,760      1,844,445
------------------------------------------------------------------
Louisiana (State of) Local
  Government Environmental
  Facilities & Community
  Development Authority;
  Capital Projects &
  Equipment Acquisitions
  Series 2000 A RB
  6.30%, 07/01/30(b)          AAA     Aaa     4,000      4,597,080
------------------------------------------------------------------
  6.55%, 09/01/25(b)           A      --     12,040     13,083,266
------------------------------------------------------------------
Louisiana (State of) Public
  Facilities Authority
  (Ochsner Clinic Foundation
  Project); Series 2002 B RB
  5.50%, 05/15/32              --     A3      1,600      1,608,704
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
LOUISIANA-(CONTINUED)

Louisiana (State of) Public
  Facilities Authority
  (Tulane University);
  Series 1996 RB
  6.00%, 10/01/06(d)(e)       AAA     Aaa    $2,500   $  2,760,275
------------------------------------------------------------------
  Series 2002 A RB
  5.13%, 07/01/27(b)          AAA     Aaa     2,100      2,123,709
------------------------------------------------------------------
Ouachita (Parish of)
  Hospital Service District
  No. 1 (Glenwood Regional
  Medical Center); Refunding
  Hospital Series 1996 RB
  5.70%, 05/15/16(b)          AAA     Aaa     1,000      1,097,170
------------------------------------------------------------------
St. John Baptist (Parish of)
  Sales Tax District; Series
  1987 RB
  7.60%, 01/01/08(d)          NRR     NRR       500        578,170
------------------------------------------------------------------
  7.60%, 01/01/09(d)          NRR     NRR       500        593,035
------------------------------------------------------------------
Tangipahoa (Parish of)
  Hospital Service District
  No. 1 (North Oaks Medical
  Center Project); Refunding
  Hospital Series 2003 A RB
  5.00%, 02/01/25              A      --      1,000        959,150
------------------------------------------------------------------
Tangipahoa (Parish of)
  Hospital Service District
  No. 1 (North Oaks Medical
  Center Project); Refunding
  Hospital Series 2003 A RB
  5.00%, 02/01/30              A      --      1,000        959,660
------------------------------------------------------------------
West Feliciana (Parish of)
  (Gulf States Utilities
  Co.); Series 1992 A PCR
  7.50%, 05/01/15             BB+     --      1,000      1,021,020
==================================================================
                                                        34,735,209
==================================================================

MAINE-0.25%

Maine (State of) Housing
  Authority; Mortgage Series
  1999 E-1 RB
  5.85%, 11/15/20             AA+     Aa1     1,305      1,350,310
==================================================================

MARYLAND-0.19%

Maryland (State of) Health &
  Higher Educational
  Facilities Authority
  (University of Maryland
  Medical System); Series
  2001 RB
  5.25%, 07/01/28              A      A3      1,000      1,002,250
==================================================================

MASSACHUSETTS-2.71%

Boston (City of) Water &
  Sewer Commission; Sr.
  Series 1993 A RB
  5.25%, 11/01/19(b)          AAA     Aaa     5,385      5,920,538
------------------------------------------------------------------
Massachusetts (State of)
  Development Finance Agency
  (Boston University);
  Series 1999 P RB
  6.00%, 05/15/59             BBB+    A3      4,500      4,862,115
------------------------------------------------------------------
Massachusetts State of)
  Development Finance Agency
  (College Issue); Series
  2003 B RB
  (CEP-XL Capital Ltd.)
  5.25%, 07/01/33             AAA     Aaa     1,000      1,024,250
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
MASSACHUSETTS-(CONTINUED)

Massachusetts (State of)
  Housing Finance Agency;
  Single Family Housing
  Series 1994 RB
  6.60%, 12/01/26(c)           AA     Aa3    $  490   $    500,814
------------------------------------------------------------------
Massachusetts (State of) Bay
  Transportation Authority;
  Sr. Sales Tax Series 2002
  A RB
  5.00%, 07/01/32             AAA     Aa2     1,500      1,491,000
------------------------------------------------------------------
Massachusetts (State of);
  Consumer Lien Limited Tax
  Series 2000 A GO
  5.75%, 02/01/09             AA-     Aa2       785        871,248
==================================================================
                                                        14,669,965
==================================================================

MICHIGAN-5.86%

Allegan (City of) Public
  School District; Unlimited
  Tax Series 2000 GO
  5.75%, 05/01/30(b)          AAA     Aaa       500        534,930
------------------------------------------------------------------
Almont (City of) Community
  Schools; Refunding School
  Building & Site Unlimited
  Tax Series 2002 GO
  5.00%, 05/01/27             AA+     Aa1     1,000      1,005,290
------------------------------------------------------------------
Bullock Creek School
  District; Unlimited Tax
  Series 2000 GO
  5.50%, 05/01/10(d)(e)       NRR     NRR     1,000      1,119,710
------------------------------------------------------------------
Caledonia (City of)
  Community Schools;
  Unlimited Tax Series 2000
  GO
  5.50%, 05/01/23(b)          AAA     Aaa     1,000      1,065,640
------------------------------------------------------------------
Chippewa Valley Schools;
  Refunding Unlimited Tax
  Series 2002 GO
  5.13%, 05/01/27             AA+     Aa1     1,000      1,011,700
------------------------------------------------------------------
Detroit (City of) Water
  Supply System; Prerefunded
  Sr. Lien Series 2001 A RB
  5.25%, 07/01/11(d)(e)       AAA     Aaa     1,655      1,847,443
------------------------------------------------------------------
  Sr. Lien Series 2001 A RB
  5.00%, 07/01/30(b)          AAA     Aaa     5,000      4,963,850
------------------------------------------------------------------
  Unrefunded Sr. Lien Series
  2001 A RB
  5.25%, 07/01/33(b)          AAA     Aaa     1,845      1,874,815
------------------------------------------------------------------
Jackson (City of) Brownfield
  Redevelopment Authority;
  Tax Increment Series 2002
  TAN
  5.13%, 06/01/24(b)          AAA     Aaa     1,000      1,026,170
------------------------------------------------------------------
Lake Orion (City of)
  Community School District;
  Unlimited Tax Series 2000
  A GO
  6.00%, 05/01/10(d)(e)       AAA     Aaa       500        574,285
------------------------------------------------------------------
  Refunding Unlimited Tax
  Series 1994 GO
  7.00%, 05/01/05(d)(e)       AAA     Aaa     2,500      2,627,225
------------------------------------------------------------------
Lincoln Park (City of)
  School District; Unlimited
  Tax Series 1996 GO
  6.00%, 05/01/06(d)(e)       AAA     Aaa     1,210      1,307,574
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
MICHIGAN-(CONTINUED)

Michigan (State of) Hospital
  Finance Authority
  (Ascension Health Credit);
  Series 1999 A RB
  5.50%, 11/15/07(b)          AAA     Aaa    $3,000   $  3,270,780
------------------------------------------------------------------
Michigan (State of)
  Municipal Bond Authority
  (Drinking Water Revolving
  Fund); Series 2000 RB
  5.50%, 10/01/10(d)(e)       AAA     Aaa     1,000      1,135,810
------------------------------------------------------------------
Michigan (State of) Public
  Water Agency (Combustion
  Turbine No. 1 Project);
  Series 2001 A RB
  5.25%, 01/01/24(b)          AAA     Aaa     2,500      2,605,725
------------------------------------------------------------------
Newaygo (City of) Public
  Schools; Unlimited Tax
  Series 2000 GO
  5.50%, 05/01/21             AA+     Aa1     1,000      1,073,550
------------------------------------------------------------------
Ypsilanti (City of) School
  District; Refunding
  Unlimited Tax Series 1996
  GO
  5.75%, 05/01/07(d)(e)       AAA     Aaa     2,100      2,297,211
------------------------------------------------------------------
  5.75%, 05/01/07(d)(e)       AAA     Aaa     2,175      2,379,254
==================================================================
                                                        31,720,962
==================================================================

MINNESOTA-0.44%

Minneapolis & St. Paul
  (Cities of) Metropolitan
  Airports Commission
  (Northwest Airlines Inc.
  Project); Special
  Facilities Series 2001 A
  RB
  7.00%, 04/01/25(c)(f)        --     --      1,500      1,252,080
------------------------------------------------------------------
Minneapolis (City of);
  Parking Ramp Unlimited Tax
  Series 2000 A GO
  5.90%, 12/01/20             AAA     Aa1     1,000      1,132,640
==================================================================
                                                         2,384,720
==================================================================

MISSISSIPPI-1.12%

Mississippi (State of)
  Higher Education
  Assistance Corp.; Sub-
  Series 1994 C RB
  (CEP-Gtd. Std LNs)
  7.50%, 09/01/09(c)           --     A2      5,000      5,008,900
------------------------------------------------------------------
Mississippi (State of)
  Hospital Equipment &
  Facilities Authority
  (Forrest County General
  Hospital Project); Series
  2000 RB
  5.50%, 01/01/27(b)           --     Aaa     1,000      1,030,590
==================================================================
                                                         6,039,490
==================================================================

MISSOURI-1.09%

Kansas City (City of)
  Industrial Development
  Authority (General Motors
  Corp. Project); Series
  1984 PCR
  6.05%, 04/01/06             BBB    Baa1       170        170,449
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
MISSOURI-(CONTINUED)

Missouri (State of)
  Environmental Improvement
  & Energy Resources
  Authority (State Revolving
  Fund); Prerefunded Water
  Series 1995 C PCR
  5.85%, 01/01/05(d)(e)       NRR     Aaa    $  730   $    751,133
------------------------------------------------------------------
  Unrefunded Water Series
  1995 C PCR
  5.85%, 01/01/10              --     Aaa       270        277,374
------------------------------------------------------------------
Missouri (State of) Health &
  Educational Facilities
  Authority (Washington
  University Project);
  Educational Facilities
  Series 2001 A RB
  5.13%, 06/15/41             AA+     Aa1     4,000      4,019,280
------------------------------------------------------------------
Missouri (State of) Housing
  Development Commission;
  Multifamily Housing Series
  2001 II RB (CEP-FHA)
  5.38%, 12/01/18              AA     --        635        661,060
==================================================================
                                                         5,879,296
==================================================================

NEBRASKA-0.19%

Omaha (City of) Public Power
  District; Electric Series
  2002 A RB
  5.20%, 02/01/22              AA     Aa2     1,000      1,041,120
==================================================================

NEVADA-3.36%

Boulder (City of) (Boulder
  City Hospital Inc.
  Project); Refunding
  Hospital Series 1998 RB
  5.85%, 01/01/22(f)           --     --        500        425,640
------------------------------------------------------------------
Clark (County of) (Nevada
  Power Co. Project);
  Refunding
  Series 1992 C IDR
  7.20%, 10/01/22             BB+     Ba2     1,500      1,529,100
------------------------------------------------------------------
Clark (County of) Bond Bank;
  Limited Tax Series 2001 GO
  5.00%, 06/01/31(b)          AAA     Aaa     5,000      4,992,300
------------------------------------------------------------------
Clark (County of): Airport
  Sub-Lien Series 2001 B RB
  5.13%, 07/01/21(b)          AAA     Aaa     2,250      2,319,142
------------------------------------------------------------------
  Series 2001 B RB
  5.25%, 07/01/34(b)          AAA     Aaa     1,500      1,512,885
------------------------------------------------------------------
  Series 2004 A-2 RB
  5.13%, 07/01/25(b)          AAA     Aaa     1,000      1,014,980
------------------------------------------------------------------
  5.13%, 07/01/27(b)          AAA     Aaa     1,000      1,004,920
------------------------------------------------------------------
Humboldt (County of) (Sierra
  Pacific Project);
  Refunding Series 1987 PCR
  6.55%, 10/01/13(b)          AAA     Aaa     3,000      3,046,350
------------------------------------------------------------------
Reno (City of) Redevelopment
  Agency; Refunding
  Sub-Series 1995 A TAN
  6.00%, 06/01/10              --    Baa3     1,185      1,204,778
------------------------------------------------------------------
Truckee Meadows Water
  Authority; Water Series
  2001 A RB
  5.13%, 07/01/30(b)          AAA     Aaa     1,100      1,117,523
==================================================================
                                                        18,167,618
==================================================================


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

NEW JERSEY-2.07%

New Jersey (State of)
  Economic Development
  Authority (Continental
  Airlines, Inc. Project);
  Special Facility Series
  2000 RB
  7.00%, 11/15/30(c)           B     Caa2    $4,000   $  3,142,280
------------------------------------------------------------------
  Special Facility Series
  1999 RB
  6.40%, 09/15/23(c)           B     Caa2     1,000        785,820
------------------------------------------------------------------
  6.25%, 09/15/29(c)           B     Caa2     4,750      3,561,550
------------------------------------------------------------------
New Jersey (State of) Health
  Care Facilities Financing
  Authority (St. Peters
  University Hospital);
  Series 2000 A RB
  6.88%, 07/01/20             BBB+   Baa1       500        547,150
------------------------------------------------------------------
New Jersey (State of)
  Tobacco Settlement
  Financing Corp.; Asset
  Backed Series 2002 RB
  5.38%, 06/01/18             BBB    Baa3     1,500      1,307,790
------------------------------------------------------------------
New Jersey (State of)
  Transportation Trust Fund
  Authority (Transportation
  System); Series 1999 A RB
  5.50%, 06/15/10              A+     A1      1,670      1,854,953
==================================================================
                                                        11,199,543
==================================================================

NEW MEXICO-0.11%

Las Cruces (City of) South
  Central Solid Waste
  Authority; Environmental
  Services Series 1995 RB
  5.65%, 06/01/09              --     A2        575        587,823
==================================================================

NEW YORK-4.94%

Metropolitan Transportation
  Authority; (Dedicated Tax
  Fund); Series 2000 A RB
  5.88%, 04/01/10(d)(e)       AAA     Aaa     1,500      1,714,440
------------------------------------------------------------------
Metropolitan Transportation
  Authority (Service
  Contract); Refunding
  Series 2002 A RB
  5.13%, 01/01/29             AA-     A3      1,000        999,260
------------------------------------------------------------------
New York (City of) Municipal
  Water Finance Authority;
  Prerefunded Water & Sewer
  System Series 2000 B RB
  6.00%, 06/15/10(d)(e)       NRR     NRR       935      1,084,404
------------------------------------------------------------------
  Unrefunded Water & Sewer
  System Series 2000 B RB
  6.00%, 06/15/33             AA+     Aa2       565        640,343
------------------------------------------------------------------
  Water & Sewer System
  Series 1996 A RB
  5.50%, 06/15/24(b)          AAA     Aaa     1,000      1,062,440
------------------------------------------------------------------
  Water & Sewer System
  Series 1997 B RB
  5.75%, 06/15/29             AA+     Aa2     3,850      4,060,094
------------------------------------------------------------------
New York (City of);
  Prerefunded Unlimited Tax
  Series 1994 B1 GO
  7.38%, 08/15/04(d)(e)       NRR     Aaa       500        505,945
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
NEW YORK-(CONTINUED)

  Unlimited Tax Series 1996
  A GO
  6.25%, 08/01/06(d)(e)       NRR     NRR    $3,035   $  3,331,884
------------------------------------------------------------------
  Unrefunded Unlimited Tax
  Series 1991 B GO
  7.00%, 02/01/18(b)          AAA     Aaa        40         40,105
------------------------------------------------------------------
New York (State of) & New
  Jersey (State of) Port
  Authority (Consolidated
  Ninety-Third); Series 1994
  RB
  6.13%, 06/01/94             AA-     A1      5,250      5,873,752
------------------------------------------------------------------
New York (State of)
  Dormitory Authority (State
  University Educational
  Facilities); Series 1995 A
  RB
  6.50%, 05/15/06             AA-     A3      1,000      1,075,180
------------------------------------------------------------------
New York (State of)
  Environmental Facilities
  Corp. (State Water
  Revolving Project);
  Unrefunded
  Series 1991 E PCR
  6.88%, 06/15/10             AAA     Aaa     1,000      1,005,200
------------------------------------------------------------------
Triborough Bridge & Tunnel
  Authority; General Purpose
  Series 1992 Y RB
  5.50%, 01/01/17(d)          NRR     NRR     2,900      3,279,378
------------------------------------------------------------------
  General Purpose Series
  1993 B RB
  5.00%, 01/01/20(d)          AAA     NRR     1,935      2,058,047
==================================================================
                                                        26,730,472
==================================================================

NORTH CAROLINA-1.02%

North Carolina (State of)
  Eastern Municipal Power
  Agency; Power System
  Series 1993 A RB
  6.13%, 01/01/10(d)          AAA     Aaa     1,500      1,720,260
------------------------------------------------------------------
North Carolina (State of)
  Housing Finance Agency;
  Single Family Series 1996
  II RB (CEP-FHA)
  6.20%, 03/01/16              AA     Aa2       305        315,321
------------------------------------------------------------------
North Carolina (State of)
  Municipal Power Agency
  (No. 1 Catawba Electric
  Project); Refunding Series
  1990 RB
  6.50%, 01/01/10(d)          AAA     NRR       260        294,247
------------------------------------------------------------------
  Refunding Series 1992 RB
  7.25%, 01/01/07             BBB+   Baa1     2,890      3,173,220
==================================================================
                                                         5,503,048
==================================================================

OHIO-2.44%

Cleveland (City of)
  Waterworks; Refunding
  First Mortgage
  Series 1993 G RB
  5.50%, 01/01/21(b)          AAA     Aaa     3,300      3,708,540
------------------------------------------------------------------
Cuyahoga (County of);
  Refunding Series 2003 A RB
  5.50%, 01/01/29              A      A1      2,000      2,028,000
------------------------------------------------------------------
Fairfield (City of) School
  District; Unlimited Tax
  Series 1995 GO
  6.10%, 12/01/05(d)(e)       AAA     Aaa     1,000      1,058,470
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
OHIO-(CONTINUED)

Findlay (City of); Limited
  Tax Series 1996 GO
  5.88%, 07/01/17             AA-     Aa3    $1,000   $  1,081,950
------------------------------------------------------------------
Montgomery (County of)
  (Grandview Hospital &
  Medical Center); Refunding
  Hospital Series 1997 RB
  5.50%, 12/01/09(d)(e)       NRR     NRR     1,000      1,104,020
------------------------------------------------------------------
Ohio (State of) Department
  of Transportation
  (Panhandle Rail Line
  Project); Series 1992 COP
  6.50%, 04/15/12(b)          AAA     Aaa       960        962,765
------------------------------------------------------------------
Plain (City of) Local School
  District; Prerefunded
  Unlimited Tax Series 2000
  GO
  6.00%, 06/01/11(d)(e)       NRR     Aaa       410        475,776
------------------------------------------------------------------
  Unrefunded Unlimited Tax
  Series 2000 GO
  6.00%, 12/01/25(b)           --     Aaa        90         99,633
------------------------------------------------------------------
Stark (County of) Lake Ohio
  Local School District;
  Unlimited Tax Series 2000
  GO
  5.75%, 12/01/26(b)          AAA     Aaa     2,500      2,687,250
==================================================================
                                                        13,206,404
==================================================================

OKLAHOMA-2.08%

Jenks (City of) Aquarium
  Authority; First Mortgage
  Series 2000 RB
  6.00%, 07/01/10(d)(e)       NRR     Aaa       800        926,320
------------------------------------------------------------------
Mustang (City of)
  Improvement Authority;
  Utility Series 1999 RB
  5.70%, 10/01/19(b)           --     Aaa     1,500      1,668,210
------------------------------------------------------------------
Oklahoma (State of)
  Development Finance
  Authority (St. John Health
  System); Refunding Series
  1999 RB
  5.75%, 02/15/18              AA     Aa3       675        717,876
------------------------------------------------------------------
  Refunding Series 1999 RB
  5.75%, 02/15/25              AA     Aa3     1,750      1,844,202
------------------------------------------------------------------
Oklahoma City (City of)
  Airport Trust; Jr. Lien
  Series-27th 2000 A RB
  5.13%, 07/01/20(b)          AAA     Aaa     2,575      2,648,156
------------------------------------------------------------------
Tulsa (City of) Industrial
  Authority (St. John's
  Medical Center Project);
  Hospital Series 1994 RB
  6.25%, 02/15/06(d)(e)       NRR     NRR     2,000      2,132,500
------------------------------------------------------------------
Tulsa (City of) Public
  Facilities Authority;
  Capital Improvement Series
  1988 B RB
  6.00%, 03/01/08              AA     --      1,305      1,316,249
==================================================================
                                                        11,253,513
==================================================================

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

OREGON-0.17%

Cow Creek Band Umpqua Tribe
  of Indians; Series 1998 B
  RB
  5.10%, 07/01/12
  (Acquired 08/18/98; Cost
  $897,723)(b)(g)(h)          AAA     Aaa    $  900   $    920,106
==================================================================

PENNSYLVANIA-1.74%

Allegheny (County of) Higher
  Education Building
  Authority (Carnegie Mellon
  University); University
  Series 2002 RB
  5.25%, 03/01/32             AA-     --      1,500      1,518,630
------------------------------------------------------------------
Allegheny (County of) Port
  Authority; Special
  Transportation Series 1999
  RB
  6.13%, 03/01/09(d)(e)       AAA     Aaa     1,000      1,142,750
------------------------------------------------------------------
Butler (County of) Area
  School District; Unlimited
  Tax Series 2004 GO
  5.00%, 04/01/31(b)          AAA     Aaa     1,000        998,470
------------------------------------------------------------------
Clarion (County of)
  Industrial Development
  Authority (Beverly
  Enterprises Inc. Project);
  Refunding Series 2001 RB
  7.38%, 12/01/08 (Acquired
  02/22/01; Cost
  $1,450,000)(f)(g)            --     --      1,450      1,461,774
------------------------------------------------------------------
Pennsylvania (State of)
  Economic Development
  Financing Authority
  (Colver Project); Resource
  Recovery Series 1994 D RB
  7.05%, 12/01/10(c)          BBB-    --      2,900      2,998,513
------------------------------------------------------------------
Pennsylvania (State of);
  Third Unlimited Tax Series
  1994 GO
  6.75%, 11/15/04(d)(e)       AAA     Aaa     1,250      1,288,200
==================================================================
                                                         9,408,337
==================================================================

PUERTO RICO-0.33%

Children's Trust Fund;
  Tobacco Settlement Series
  2000 RB
  6.00%, 07/01/10(d)(e)       AAA     NRR     1,000      1,149,610
------------------------------------------------------------------
Puerto Rico (Commonwealth
  of) Highway &
  Transportation Authority;
  Transportation Series 2000
  B RB
  6.00%, 07/01/10(d)(e)       NRR     NRR       100        115,790
------------------------------------------------------------------
Puerto Rico (Commonwealth
  of); Public Improvement
  Unlimited Tax Series 2000
  GO
  6.00%, 07/01/05(e)(j)       NRR     NRR       500        525,055
==================================================================
                                                         1,790,455
==================================================================

RHODE ISLAND-0.84%

Providence (City of) Public
  Building Authority; Series
  2000 A RB
  5.75%, 12/15/16(b)          AAA     Aaa     1,210      1,370,797
------------------------------------------------------------------
Tobacco Settlement Financing
  Corp.; Asset-Backed Series
  2002 A RB
  6.00%, 06/01/23             BBB    Baa3     3,500      3,194,415
==================================================================
                                                         4,565,212
==================================================================


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

SOUTH CAROLINA-1.87%

Myrtle Beach (City of);
  Hospitality Fee Series
  2004 A RB
  5.38%, 06/01/24(b)          AAA     Aaa    $1,150   $  1,217,873
------------------------------------------------------------------
Piedmont Municipal Power
  Agency; Refunding Electric
  Series 1986 A RB
  5.75%, 01/01/24             BBB-   Baa3     1,150      1,145,941
------------------------------------------------------------------
South Carolina (State of)
  Jobs Economic Development
  Authority (Bon Secours-
  St. Francis Medical Center
  Inc.); Economic
  Development Series 2002 A
  RB
  5.50%, 11/15/23              A-     A3      2,000      2,006,420
------------------------------------------------------------------
South Carolina (State of)
  Jobs Economic Development
  Authority (Palmetto Health
  Alliance); Hospital
  Facilities Improvement
  Series 2000 A RB
  7.13%, 12/15/10(d)(e)       NRR     NRR     1,000      1,208,400
------------------------------------------------------------------
  Refunding Hospital
  Facilities Series 2003 A
  RB
  6.25%, 08/01/31             BBB    Baa2     1,000      1,032,590
------------------------------------------------------------------
  Refunding Hospital
  Facilities Series 2003 A
  RB
  6.13%, 08/01/23             BBB    Baa2     1,500      1,543,290
------------------------------------------------------------------
South Carolina (State of)
  Transportation
  Infrastructure Bank;
  Series 2001 A RB
  5.00%, 10/01/11(d)(e)       NRR     Aaa     1,000      1,104,200
------------------------------------------------------------------
Tobacco Settlement Revenue
  Management Authority;
  Tobacco Settlement Series
  2001 B RB
  6.38%, 05/15/28             BBB    Baa3     1,000        867,000
==================================================================
                                                        10,125,714
==================================================================

SOUTH DAKOTA-0.77%

Aberdeen (City of) School
  District No. 6-1;
  Unlimited Tax Series 2000
  GO
  5.45%, 01/01/26(b)          AAA     Aaa     3,940      4,090,666
------------------------------------------------------------------
South Dakota (State of)
  Health & Educational
  Facilities Authority
  (Huron Regional Medical
  Center); Series 1994 RB
  7.25%, 04/01/20             BBB+    --        100        102,543
==================================================================
                                                         4,193,209
==================================================================

TENNESSEE-0.90%

Franklin (City of)
  Industrial Development
  Board (Landings Apartment
  Project); Refunding
  Multifamily Housing
  Series 1996 A RB
  5.75%, 04/01/10(b)          AAA     Aaa       645        678,972
------------------------------------------------------------------
Nashville (City of) &
  Davidson (County of)
  Metropolitan Government;
  Electric Series 2004 A RB
  5.00%, 05/15/29(b)          AAA     Aaa     1,000      1,000,690
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
TENNESSEE-(CONTINUED)

Putnam (County of);
  Refunding Unlimited Tax
  Series 2001 GO
  5.25%, 04/01/17(b)           --     Aaa    $1,000   $  1,102,220
------------------------------------------------------------------
Robertson & Somner (Counties
  of) White House Utility
  District; Water & Sewer
  Series 2000 RB
  6.00%, 01/01/10(d)(e)       NRR     Aaa     1,000      1,140,670
------------------------------------------------------------------
Shelby (County of) Health
  Educational & Housing
  Facilities Board (Kirby
  Pines Retirement
  Community); Health Care
  Facilities Series 1997 A
  RB
  6.25%, 11/15/16(f)           --     --      1,000        974,650
==================================================================
                                                         4,897,202
==================================================================

TEXAS-22.51%

Allen (City of) Independent
  School District; Refunding
  Unlimited Tax Series 2000
  GO (CEP-Texas Permanent
  School Fund)
  5.95%, 02/15/25             AAA     Aaa     1,600      1,736,064
------------------------------------------------------------------
Arlington (City of)
  Independent School
  District; Prerefunded
  Unlimited Tax Series 1995
  GO (CEP-Texas Permanent
  School Fund)
  5.75%, 02/15/05(d)(e)       NRR     Aaa       705        722,026
------------------------------------------------------------------
  Unrefunded Unlimited Tax
  Series 1995 GO (CEP-Texas
  Permanent School Fund)
  5.75%, 02/15/21              --     Aaa       295        301,425
------------------------------------------------------------------
Austin (City of) Community
  College District;
  Refunding Combined Fee
  Series 1995 RB
  6.10%, 02/01/05(d)(e)       AAA     Aaa     1,115      1,141,872
------------------------------------------------------------------
Austin (City of) Utility
  System; Refunding Capital
  Appreciation Series 1992
  RB
  11.91%, 11/15/11(b)(i)      AAA     Aaa     1,400      1,041,838
------------------------------------------------------------------
Austin (City of); Refunding
  Hotel Occupancy Tax Sub.
  Lien Series 1999 RB
  5.80%, 11/15/29(b)          AAA     Aaa     1,000      1,068,170
------------------------------------------------------------------
Bellville (City of)
  Independent School
  District; Prerefunded
  Unlimited Tax Series 1995
  GO (CEP-Texas Permanent
  School Fund)
  6.13%, 02/01/06(d)(e)       NRR     Aaa       535        568,577
------------------------------------------------------------------
  Unrefunded Unlimited Tax
  Series 1995 GO (CEP-Texas
  Permanent School Fund)
  6.13%, 02/01/20              --     Aaa       295        311,452
------------------------------------------------------------------
Bexar (County of) Housing
  Finance Corp. (Dymaxion &
  Marbach Park Apartments);
  Multifamily Housing Series
  2000 A RB
  6.10%, 08/01/30(b)           --     Aaa     1,000      1,050,900
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
TEXAS-(CONTINUED)

Bexar (County of)
  Metropolitan Water
  District; Lease Purchase
  Series 2001 RB
  5.53%, 07/20/06
  (Acquired 07/27/01;
  Cost $360,845)(f)(g)(h)      --     --     $  357   $    368,059
------------------------------------------------------------------
Brazos (County of) Health
  Facilities Development
  Corp. (Franciscan Services
  Corp. Obligated Group);
  Series 1997 A RB
  5.38%, 01/01/22(b)          AAA     Aaa     1,250      1,302,512
------------------------------------------------------------------
Carroll (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series 2001
  GO (CEP-Texas Permanent
  School Fund)
  5.25%, 02/15/33             AAA     Aaa     1,350      1,371,586
------------------------------------------------------------------
Carrollton (City of);
  Limited Tax Series 1996 GO
  5.75%, 08/15/06(d)(e)       NRR     NRR     1,000      1,074,040
------------------------------------------------------------------
Cisco (City of) Junior
  College District;
  Refunding Consolidated
  Series 2002 RB
  5.25%, 07/01/26(b)           --     Aaa     1,000      1,023,990
------------------------------------------------------------------
Cleveland (City of)
  Independent School
  District; Unlimited Tax
  Series 2001 GO
  (CEP-Texas Permanent
  School Fund)
  5.13%, 02/01/31             AAA     Aaa     2,000      2,007,100
------------------------------------------------------------------
Comal (County of)
  Independent School
  District; Refunding School
  Building Unlimited Tax
  Series 2001 GO
  (CEP-Texas Permanent
  School Fund)
  5.25%, 02/01/28              --     Aaa     2,000      2,034,060
------------------------------------------------------------------
  Refunding Unlimited Tax
  Series 1999 GO (CEP-Texas
  Permanent School Fund)
  5.75%, 08/01/28              --     Aaa     1,000      1,064,050
------------------------------------------------------------------
Denton (City of) Utility
  System; Series 2000 A RB
  5.40%, 12/01/13(b)          AAA     Aaa     1,000      1,095,630
------------------------------------------------------------------
DeSoto (City of) Independent
  School District; Refunding
  Unlimited Tax Series 1998
  GO (CEP-Texas Permanent
  School Fund)
  5.13%, 08/15/17             AAA     --      1,000      1,003,190
------------------------------------------------------------------
Galena Park (City of)
  Independent School
  District; Refunding
  Capital Appreciation
  Unlimited Tax Series 1996
  GO (CEP-Texas Permanent
  School Fund)
  8.30%, 08/15/23(i)           --     Aaa     2,000        726,860
------------------------------------------------------------------
Georgetown (City of) Utility
  System; Series 1995 A RB
  6.20%, 08/15/05(d)(e)       AAA     Aaa     1,500      1,572,300
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
TEXAS-(CONTINUED)

Grapevine (City of); Limited
  Tax Series 2000 GO Ctfs.
  5.88%, 08/15/26(b)          AAA     Aaa    $1,610   $  1,737,222
------------------------------------------------------------------
Harris (County of) Health
  Facilities Development
  Corp. (Memorial Hermann
  Health Care Project);
  Hospital Series 2001 A RB
  6.38%, 06/01/29              A      A2        750        814,755
------------------------------------------------------------------
Harris (County of) Health
  Facilities Development
  Corp. (St. Luke's
  Episcopal Hospital);
  Series 2001 A RB
  5.38%, 02/15/26             AA-     --      1,000      1,007,830
------------------------------------------------------------------
  Series 2002 RB
  5.13%, 02/15/32             AA-     --      1,000        986,190
------------------------------------------------------------------
Harris (County of) Health
  Facilities Development
  Corp. (Texas Childrens'
  Hospital Project);
  Hospital
  Series 1999 A RB
  5.25%, 10/01/29              AA     Aa2     2,000      2,021,240
------------------------------------------------------------------
Harris (County of)- Houston
  (City of) Sports
  Authority; Refunding Jr.
  Lien Series 2001 B RB
  5.25%, 11/15/40(b)          AAA     Aaa     5,000      5,053,800
------------------------------------------------------------------
Harris (County of);
  Refunding Limited Tax
  Series 2002 GO
  5.13%, 08/15/12(d)(e)       NRR     NRR     2,000      2,227,280
------------------------------------------------------------------
Houston (City of) Airport
  System; Sub. Lien Series
  2000 B RB
  5.50%, 07/01/30(b)          AAA     Aaa     1,000      1,035,590
------------------------------------------------------------------
Houston (City of) Water &
  Sewer System; Jr. Lien
  Series 1997 C RB
  5.38%, 12/01/07(d)(e)       AAA     Aaa     2,495      2,752,958
------------------------------------------------------------------
Hurst-Euless-Bedford
  Independent School
  District; Prerefunded
  Unlimited Tax Series 1994
  GO
  (CEP-Texas Permanent
  School Fund)
  6.50%, 08/15/04(d)(e)       AAA     Aaa       640        641,050
------------------------------------------------------------------
  Refunded Unlimited Tax
  Series 1994 GO
  (CEP-Texas Permanent
  School Fund)
  6.50%, 08/15/04(d)(e)       AAA     Aaa       360        360,590
------------------------------------------------------------------
Katy (City of) Independent
  School District; Limited
  Tax Series 1999 GO
  (CEP-Texas Permanent
  School Fund)
  6.13%, 02/15/32             AAA     Aaa     1,500      1,654,380
------------------------------------------------------------------
Keller (City of) Independent
  School District; Refunding
  Unlimited Tax Series 2001
  GO (CEP-Texas Permanent
  School Fund)
  5.25%, 08/15/26             AAA     Aaa     2,000      2,044,760
------------------------------------------------------------------
  Series 1994 COP
  6.00%, 08/15/05(b)          AAA     Aaa       275        287,578
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
TEXAS-(CONTINUED)

Laredo (City of) Community
  College District; Limited
  Tax Series 2002 GO
  5.25%, 08/01/27(b)          AAA     Aaa    $1,000   $  1,022,250
------------------------------------------------------------------
  5.25%, 08/01/32(b)          AAA     Aaa     1,000      1,018,940
------------------------------------------------------------------
Little Elm (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series 1999
  GO
  (CEP-Texas Permanent
  School Fund)
  6.00%, 08/15/35             AAA     --      4,000      4,401,360
------------------------------------------------------------------
  Refunding Unlimited Tax
  Series 2000 GO
  (CEP-Texas Permanent
  School Fund)
  6.13%, 08/15/35             AAA     --      1,000      1,120,240
------------------------------------------------------------------
Lockhart (City of) Tax &
  Utility Systems; Limited
  Tax Series 1996 GO Ctfs.
  5.90%, 08/01/06(d)(e)       AAA     Aaa     1,100      1,184,249
------------------------------------------------------------------
  5.85%, 08/01/11(b)          AAA     Aaa       605        645,602
------------------------------------------------------------------
Lubbock (City of) Health
  Facilities Development
  Corp. (St. Joseph Health
  System); Series 1998 RB
  5.25%, 07/01/13             AA-     Aa3     2,000      2,099,280
------------------------------------------------------------------
Manor (City of) Independent
  School District; Refunding
  Unlimited Tax Series 2004
  GO (CEP-Texas Permanent
  School Fund)
  5.00%, 08/01/27             AAA     Aaa     1,000        998,640
------------------------------------------------------------------
  5.00%, 08/01/29             AAA     Aaa     1,000        992,940
------------------------------------------------------------------
Montgomery (County of);
  Permanent Improvement
  Limited Tax Series 2000 GO
  5.25%, 09/01/20(b)          AAA     Aaa     1,000      1,047,560
------------------------------------------------------------------
Nacogdoches (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series 2001
  GO
  (CEP-Texas Permanent
  School Fund)
  5.30%, 02/15/25             AAA     Aaa     2,765      2,843,222
------------------------------------------------------------------
Northside Independent School
  District; Unlimited Tax
  Series 1999 A GO
  (CEP-Texas Permanent
  School Fund)
  5.50%, 08/15/24             AAA     Aaa     1,000      1,048,680
------------------------------------------------------------------
Pasadena (City of); Limited
  Tax Series 2002 GO Ctfs.
  5.25%, 04/01/32(b)          AAA     Aaa     2,000      2,032,420
------------------------------------------------------------------
Pflugerville (City of)
  Independent School
  District; Unlimited Tax
  Series 2000 GO (CEP-Texas
  Permanent School Fund)
  5.50%, 08/15/23             AAA     Aaa     1,615      1,716,971
------------------------------------------------------------------
Plano (City of); Limited Tax
  Series 2000 GO
  5.88%, 09/01/19             AAA     Aaa       850        954,159
------------------------------------------------------------------
Richardson (City of); Hotel
  Occupancy Limited Tax
  Series 2000 A GO Ctfs.
  5.75%, 02/15/21(b)          AAA     Aaa     2,000      2,193,900
------------------------------------------------------------------

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
TEXAS-(CONTINUED)

Richardson (City of);
  Limited Tax Series 2001 GO
  Ctfs.
  5.00%, 02/15/19             AA+     Aa1    $1,720   $  1,777,998
------------------------------------------------------------------
Rockwall (City of)
  Independent School
  District (School
  Building); Unlimited Tax
  Series 2003 GO
  (CEP-Texas Permanent
  School Fund)
  5.25%, 02/15/29             AAA     Aaa     1,000      1,020,650
------------------------------------------------------------------
San Angelo (City of)
  Waterworks & Sewer System;
  Refunding & Improvement
  Series 2001 RB
  5.25%, 04/01/19(b)          AAA     Aaa     1,000      1,057,410
------------------------------------------------------------------
San Antonio (City of)
  Independent School
  District; Unlimited Tax
  Series 1999 GO (CEP-Texas
  Permanent School Fund)
  5.50%, 08/15/24             AAA     Aaa     3,500      3,678,430
------------------------------------------------------------------
San Antonio (City of);
  Limited Tax Series 2000 A
  GO
  5.38%, 02/01/19             AA+     Aa2     1,185      1,265,473
------------------------------------------------------------------
San Antonio (City of);
  Refunding Water Series
  1999 RB
  5.88%, 05/15/18             AA-     Aa3     1,000      1,119,680
------------------------------------------------------------------
Schertz-Cibolo-Universal
  City Independent School
  District; Refunding
  Building Unlimited Tax
  Series 2001 GO
  (CEP-Texas Permanent
  School Fund)
  5.13%, 08/01/25              --     Aaa     1,535      1,560,681
------------------------------------------------------------------
Southlake (City of);
  Refunding Limited Tax
  Series 2004 GO
  5.20%, 02/15/26(b)          AAA     Aaa     1,000      1,019,300
------------------------------------------------------------------
Spring Branch (City of)
  Independent School
  District; Limited Tax
  Series 2000 GO (CEP-Texas
  Permanent School Fund)
  5.75%, 02/01/24             AAA     Aaa     5,000      5,394,350
------------------------------------------------------------------
Texas (State of) (Veteran's
  Land); Unlimited Tax
  Series 1994 GO
  6.40%, 12/01/24(c)           AA     Aa1     2,000      2,029,000
------------------------------------------------------------------
Texas (State of) (Water
  Financial Assistance);
  Unlimited Tax 1999 GO
  5.50%, 08/01/24              AA     Aa1     1,500      1,573,215
------------------------------------------------------------------
Texas (State of) Department
  of Housing & Community
  Affairs (Asmara Affordable
  Housing Inc. Project);
  Multifamily Housing Series
  1996 A RB
  6.30%, 01/01/07(d)(e)       AAA     NRR       310        342,011
------------------------------------------------------------------
Texas (State of) North
  Central Health Facilities
  Development Corp. (Texas
  Health Resources System);
  Series 1997 B RB
  5.75%, 02/15/12(b)          AAA     Aaa     2,000      2,196,940
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
TEXAS-(CONTINUED)

Nueces River Authority
  (Corpus Christi Lake
  Project); Water Supply
  Facilities Series 1997 RB
  5.50%, 03/01/27(b)          AAA     Aaa    $1,900   $  1,964,163
------------------------------------------------------------------
Texas (State of) Public
  Property Finance Corp.
  (Mental Health & Mental
  Retardation); Series 1996
  RB
  6.20%, 09/01/16             BBB+    --        700        707,973
------------------------------------------------------------------
Texas (State of); Refunding
  Unlimited Tax Water
  Development Series 2001 A
  GO
  5.25%, 08/01/35              AA     Aa1     1,840      1,870,102
------------------------------------------------------------------
Texas (State of) Town Center
  Improvement District;
  Sales & Hotel Occupancy
  Tax Series 2001 RB
  5.13%, 03/01/21(b)          AAA     Aaa     2,500      2,576,500
------------------------------------------------------------------
Town Center Improvement
  District; Sales & Hotel
  Occupancy Tax Series 2001
  RB
  5.13%, 03/01/23(b)          AAA     Aaa     1,000      1,021,490
------------------------------------------------------------------
  5.25%, 03/01/27(b)          AAA     Aaa     2,800      2,852,836
------------------------------------------------------------------
United Independent School
  District; Unlimited Tax
  Series 2000 GO
  (CEP-Texas Permanent
  School Fund)
  5.13%, 08/15/26             AAA     Aaa     1,000      1,010,140
------------------------------------------------------------------
University of Texas
  Financing System; Series
  1999 B RB
  5.70%, 08/15/09(d)(e)       AAA     Aaa     1,000      1,126,690
------------------------------------------------------------------
Waxahachie (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series 2002
  GO
  (CEP-Texas Permanent
  School Fund)
  5.25%, 08/15/30              --     Aaa     2,890      2,940,893
------------------------------------------------------------------
  5.25%, 08/15/26              --     Aaa     3,400      3,476,092
------------------------------------------------------------------
  5.38%, 08/15/27              --     Aaa     2,000      2,054,700
------------------------------------------------------------------
Weatherford (City of)
  Independent School
  District; Prerefunded
  Unlimited Tax Series 1994
  GO
  (CEP-Texas Permanent
  School Fund)
  6.40%, 02/15/05(d)(e)       NRR     Aaa       900        924,822
------------------------------------------------------------------
  Unrefunded Unlimited Tax
  Series 1994 GO
  (CEP-Texas Permanent
  School Fund)
  6.40%, 02/15/12              --     Aaa       100        102,520
------------------------------------------------------------------
West University Place (City
  of); Permanent Improvement
  Limited Tax Series 2000 GO
  5.30%, 02/01/18(b)          AAA     Aaa     1,000      1,058,970
------------------------------------------------------------------
  5.35%, 02/01/20(b)          AAA     Aaa     2,150      2,266,896
------------------------------------------------------------------
Ysleta (City of) Independent
  School District Public
  Facility Corp.; Refunding
  Lease Series 2001 RB
  5.38%, 11/15/24(b)          AAA     Aaa     1,300      1,350,050
==================================================================
                                                       121,871,312
==================================================================

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

UTAH-0.66%

Intermountain Power Agency;
  Power Supply Series 1995 B
  RB
  5.00%, 07/01/16(d)          NRR     NRR    $1,240   $  1,247,514
------------------------------------------------------------------
Salt Lake (County of)
  (Westminster College
  Project); Series 1997 RB
  5.75%, 10/01/27             BBB     --      1,000      1,015,770
------------------------------------------------------------------
Utah (State of) Housing
  Finance Agency; Single
  Family Series 1994 D-1 RB
  (CEP-FHA/VA/FmHA)
  6.45%, 07/01/11              --     Aaa        25         25,642
------------------------------------------------------------------
  Single Family Mortgage
  Sub- Series 1994 C RB
  (CEP-FHA/VA/FmHA)
  6.05%, 07/01/06              --     Aa1        25         25,728
------------------------------------------------------------------
  Single Family Mortgage
  Sub- Series 1994 E-1 RB
  6.30%, 07/01/06             AA-     --         10         10,312
------------------------------------------------------------------
  Single Family Mortgage
  Sub- Series 2000 B-1 RB
  (CEP-FHA/VA)
  6.00%, 07/01/10(c)          AA-     Aa3       190        194,712
------------------------------------------------------------------
  Sr. Single Family Mortgage
  Series 1995 G-2 RB
  (CEP-FHA/VA)
  6.45%, 07/01/27(c)          AAA     Aaa       135        137,812
------------------------------------------------------------------
Washington (City of) Sales
  Tax Series 2003 RB
  5.00%, 11/15/23(b)          AAA     Aaa       915        932,632
==================================================================
                                                         3,590,122
==================================================================

VERMONT-0.27%

Vermont (State of)
  Educational & Health
  Buildings Financing Agency
  (Fletcher Allen Health
  Care); Hospital Series
  2000 A RB
  6.00%, 12/01/23(b)          AAA     Aaa     1,000      1,103,180
------------------------------------------------------------------
Vermont (State of) Housing
  Finance Agency; Single
  Family Housing Series 1995
  RB
  6.88%, 11/01/16(c)           A+     A1        340        347,517
==================================================================
                                                         1,450,697
==================================================================

VIRGINIA-1.24%

Fauquier (County of)
  Industrial Development
  Authority; Hospital Series
  2002 IDR (CEP-Radian
  Reinsurance Inc.)
  5.25%, 10/01/31              AA     --      1,000      1,004,620
------------------------------------------------------------------
Fauquier (County of)
  Industrial Development
  Authority (Fauquier
  Hospital Foundation,
  Inc.); Hospital Series
  2002 IDR (CEP-Radian
  Reinsurance Inc.)
  5.50%, 10/01/17              AA     --        500        551,600
------------------------------------------------------------------


                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------
VIRGINIA-(CONTINUED)

Henrico (County of) Economic
  Development Authority
  (Virginia United Methodist
  Homes Inc.); Refunding
  Residential Care
  Facilities Series 2002 A
  RB
  6.50%, 06/01/22(f)           --     --     $2,000   $  2,028,660
------------------------------------------------------------------
Norton (City of) Industrial
  Development Authority
  (Norton Community
  Hospital); Refunding &
  Improvement Hospital
  Series 2001 RB
  6.00%, 12/01/22(b)           A      --      1,000      1,051,880
------------------------------------------------------------------
Suffolk (City of) Industrial
  Development Authority
  (Hotel & Conference
  Center); Economic
  Development Series 2003
  IDR
  5.00%, 10/01/23(b)           A      --        500        479,730
------------------------------------------------------------------
Virginia (State of) Housing
  Development Authority
  Series 2000 D RB
  5.70%, 04/01/11(c)          AAA     Aa1     1,500      1,620,570
==================================================================
                                                         6,737,060
==================================================================

WASHINGTON-1.86%

Clark (County of) (Camas
  School District No. 117);
  Unlimited Tax Series 1995
  GO
  6.00%, 12/01/05(d)(e)       AAA     Aaa     1,000      1,057,160
------------------------------------------------------------------
King (County of); Sewer
  Series 1999 RB
  5.50%, 01/01/22(b)          AAA     Aaa     1,000      1,056,800
------------------------------------------------------------------
Pend Oreille (County of)
  Public Utility District
  No. 1; Electric Series
  1996 B RB
  6.30%, 01/01/17             BBB+    A3      1,400      1,475,642
------------------------------------------------------------------
Pierce (County of) White
  River School District No.
  416; Unlimited Tax Series
  2000 GO
  5.35%, 12/01/09              --     Aa1     1,550      1,706,318
------------------------------------------------------------------
Washington (State of) Health
  Care Facilities Authority
  (Providence Health
  System); Series 2001 A RB
  5.25%, 10/01/21(b)          AAA     Aaa     2,000      2,093,300
------------------------------------------------------------------
Washington (State of) Public
  Power Supply System
  (Nuclear Project No. 1);
  Refunding Series 1996 A RB
  5.75%, 07/01/12(b)          AAA     Aaa     2,000      2,160,460
------------------------------------------------------------------
West Richland (City of);
  Water & Sewer Series 1994
  RB
  7.00%, 12/01/04(d)(e)       AAA     Aaa       500        509,450
==================================================================
                                                        10,059,130
==================================================================

                               RATINGS(a)     PAR        MARKET
                              S&P   MOODY'S  (000)       VALUE
------------------------------------------------------------------

WISCONSIN-1.60%

Adams-Friendship (Cities of)
  School District; Refunding
  Unlimited Tax Series 1996
  GO
  6.50%, 04/01/15(b)          AAA     Aaa    $1,340   $  1,607,652
------------------------------------------------------------------
Wisconsin (State of) Health
  & Educational Facilities
  Authority (Sinai Samaritan
  Medical Center Inc.);
  Series 1996 RB
  5.75%, 08/15/16(b)          AAA     Aaa     1,500      1,619,760
------------------------------------------------------------------
Wisconsin (State of) Health
  & Educational Facilities
  Authority (Sisters of the
  Sorrowful Mother Ministry
  Corp.); Series 1997 A RB
  5.90%, 08/15/24(b)          AAA     Aaa     2,500      2,703,100
------------------------------------------------------------------
Wisconsin (State of):
  Unlimited Tax Series 2000
  C GO
  5.50%, 05/01/19             AA-     Aa3     2,500      2,709,175
==================================================================
                                                         8,639,687
==================================================================

WYOMING-0.44%

Laramie (County of)
  (Memorial Hospital
  Project); Hospital Series
  1992 RB
  6.70%, 05/01/12(b)          AAA     Aaa       250        253,230
------------------------------------------------------------------
Natrona (County of) (Wyoming
  Medical Center Project);
  Hospital Series 1995 RB
  6.00%, 03/15/06(d)(e)       AAA     Aaa     1,000      1,075,540
------------------------------------------------------------------
Sweetwater (County of)
  (Idaho Power Co. Project);
  Refunding Series 1996 A
  PCR
  6.05%, 07/15/26             BBB+    A3      1,000      1,055,360
==================================================================
                                                         2,384,130
==================================================================
    Total Municipal
      Obligations (Cost
      $507,898,069)                                    539,489,840
==================================================================
TOTAL INVESTMENTS-99.66%
  (Cost $507,898,069)                                  539,489,840
==================================================================
OTHER ASSETS LESS
  LIABILITIES-0.34%                                      1,859,052
==================================================================
NET ASSETS-100.00%                                    $541,348,892
__________________________________________________________________
==================================================================

Investment Abbreviations:

CEP   - Credit Enhancement Provider
COP   - Certificate of Participation
Ctfs. - Certificates
FHA   - Federal Housing Administration
FMHA  - Farmers Home Association
GNMA  - Government National Mortgage Association
GO    - General Obligation Bonds
Gtd.  - Guaranteed
IDR   - Industrial Development Revenue Bonds
Jr.   - Junior
LOC   - Letter of Credit
NRR   - Not Re-Rated
PCR   - Pollution Control Revenue Bonds
Sr.   - Senior
Sub.  - Subordinated
TAN   - Tax Anticipation Notes
VA    - Department of Veteran's Affairs
VRD   - Variable Rate Demand
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of this security. Ratings are not covered by the Report of Independent Registered Public Accounting firm.
(b) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(c) Security subject to the alternative minimum tax.
(d) Advance refunded; secured by an escrow fund of U.S. Treasury obligations.
(e) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(f) Unrated security; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest pursuant to guidelines of quality adopted by the Board of Trustees and followed by the investment advisor.
(g) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2004 was $4,381,854, which represented 0.81% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(h) Security considered to be illiquid. The aggregate market of these securities considered to be illiquid at 07/31/04 was $1,468,065, which represented 0.27% of the Fund's net assets.
(i) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(j) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rate is redetermined weekly. Rate shown is rate in effect on July 31, 2004.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $507,898,069)                                $539,489,840
-----------------------------------------------------------
Cash                                                 79,036
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,408,847
-----------------------------------------------------------
  Fund shares sold                                   88,484
-----------------------------------------------------------
  Interest                                        7,677,226
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                  132,047
-----------------------------------------------------------
Other assets                                         37,819
===========================================================
    Total assets                                548,913,299
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           5,959,648
-----------------------------------------------------------
  Fund shares reacquired                            477,918
-----------------------------------------------------------
  Dividends                                         750,719
-----------------------------------------------------------
  Deferred compensation and retirement plans        160,925
-----------------------------------------------------------
Accrued distribution fees                           155,230
-----------------------------------------------------------
Accrued trustees' fees                                1,294
-----------------------------------------------------------
Accrued transfer agent fees                          23,689
-----------------------------------------------------------
Accrued operating expenses                           34,984
===========================================================
    Total liabilities                             7,564,407
===========================================================
Net assets applicable to shares outstanding    $541,348,892
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $519,173,875
-----------------------------------------------------------
  Undistributed net investment income               518,564
-----------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities                        (9,935,318)
-----------------------------------------------------------
  Unrealized appreciation of investment
    securities                                   31,591,771
===========================================================
                                               $541,348,892
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $282,430,469
___________________________________________________________
===========================================================
Class B                                        $ 69,956,333
___________________________________________________________
===========================================================
Class C                                        $ 21,391,411
___________________________________________________________
===========================================================
Investor Class                                 $167,570,679
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          35,275,345
___________________________________________________________
===========================================================
Class B                                           8,721,794
___________________________________________________________
===========================================================
Class C                                           2,672,762
___________________________________________________________
===========================================================
Investor Class                                   20,904,777
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.01
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.01 divided
      by 95.25%)                               $       8.41
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.02
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.00
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
    share                                      $       8.02
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $28,494,571
=========================================================================

EXPENSES:

Advisory fees                                                   2,304,920
-------------------------------------------------------------------------
Administrative services fees                                      150,228
-------------------------------------------------------------------------
Custodian fees                                                     20,818
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         757,680
-------------------------------------------------------------------------
  Class B                                                         836,823
-------------------------------------------------------------------------
  Class C                                                         233,775
-------------------------------------------------------------------------
  Investor Class                                                  139,100
-------------------------------------------------------------------------
Transfer agent fees                                               404,824
-------------------------------------------------------------------------
Trustees' and retirement fees                                      18,150
-------------------------------------------------------------------------
Other                                                             314,395
=========================================================================
    Total expenses                                              5,180,713
=========================================================================
Less: Expenses reimbursed and expense offset arrangement         (128,269)
=========================================================================
    Net expenses                                                5,052,444
=========================================================================
Net investment income                                          23,442,127
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                    2,067,329
-------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (3,059,914)
-------------------------------------------------------------------------
Net gain (loss) from investment securities                       (992,585)
=========================================================================
Net increase in net assets resulting from operations          $22,449,542
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 23,442,127    $ 20,711,876
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   2,067,329         194,250
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (3,059,914)     (4,964,846)
==========================================================================================
    Net increase in net assets resulting from operations        22,449,542      15,941,280
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (13,475,464)    (15,869,640)
------------------------------------------------------------------------------------------
  Class B                                                       (3,097,555)     (4,141,072)
------------------------------------------------------------------------------------------
  Class C                                                         (865,928)     (1,054,998)
------------------------------------------------------------------------------------------
  Investor Class                                                (5,397,173)             --
==========================================================================================
  Decrease in net assets resulting from distributions          (22,836,120)    (21,065,710)
==========================================================================================
Share transactions-net:
  Class A                                                      (47,916,010)     (7,594,641)
------------------------------------------------------------------------------------------
  Class B                                                      (27,822,577)     (5,994,533)
------------------------------------------------------------------------------------------
  Class C                                                       (4,060,139)     (3,421,085)
------------------------------------------------------------------------------------------
  Investor Class                                               170,799,558              --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         91,000,832     (17,010,259)
==========================================================================================
    Net increase (decrease) in net assets                       90,614,254     (22,134,689)
==========================================================================================

NET ASSETS:

  Beginning of year                                            450,734,638     472,869,327
==========================================================================================
  End of year (including undistributed net investment income of $518,564 and $(59,092) for 2004 and 2003,
    respectively)                                             $541,348,892    $450,734,638
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances. Securities with a demand feature exercisable within one to seven days are valued at par. Notwithstanding the above, short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $46,005 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $150,228 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2004, AISI retained $216,434 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $757,680, $836,823, $233,775 and $63,156 respectively. AIM reimbursed $75,944 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees of the INVESCO Tax-Free Bond Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Tax-Free Bond Fund and an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2004, AIM Distributors advised the Fund that it retained $45,714 in front-end sales commissions from the sale of Class A shares and $21,716, $6,691 and $2,152 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM and INVESCO funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended July 31, 2004, the Fund engaged in purchases and sales of securities of $0 and $631,100, respectively.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $6,320 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $6,320.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $5,102 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income -- Tax Exempt         $22,812,878    $21,065,710
----------------------------------------------------------------------------------------
Distributions paid from ordinary income -- Taxable                 23,242            -0-
========================================================================================
Total distributions                                           $22,836,120    $21,065,710
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income -- Tax Exempt                     $    656,373
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            31,542,408
----------------------------------------------------------------------------
Temporary book/tax differences                                      (155,228)
----------------------------------------------------------------------------
Capital loss carryforward                                         (9,868,536)
----------------------------------------------------------------------------
Shares of beneficial interest                                    519,173,875
============================================================================
Total net assets                                                $541,348,892
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and bond premium amortization.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $2,067,328 of capital loss carryforward in the current period to offset net realized gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2007                                                    $  873,115
=============================================================================
July 31, 2008                                                     8,995,421
=============================================================================
Total capital loss carryforward                                  $9,868,536
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003 the date of the reorganization of INVESCO Tax-Free Bond Fund into the Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $57,164,234 and $125,706,381, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $34,235,601
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,693,193)
===============================================================================
Net unrealized appreciation of investment securities              $31,542,408
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $507,947,432.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of tax deferrals acquired in the reorganization of INVESCO Tax-Free Bond Fund into the Fund on November 24, 2003, undistributed net investment income was decreased by $28,351, undistributed net realized gain (loss) was decreased by $1,464,236 and shares of beneficial interest increased by $1,492,587. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      10,263,606    $  82,264,724     41,276,911    $ 336,373,916
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         816,417        6,635,223      3,425,769       27,924,611
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,156,347        9,457,964      2,577,392       21,026,115
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                               964,137        7,809,102             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         914,061        7,407,622      1,071,470        8,718,591
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         243,066        1,973,710        314,210        2,560,594
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          73,294          593,768         90,736          737,965
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                               485,539        3,937,944             --               --
==========================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                         181,334        1,481,885             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          81,647          667,854             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         205,579        1,679,589             --               --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            22,822,011      186,469,042             --               --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         800,622        6,481,534        668,278        5,433,316
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (799,315)      (6,481,534)      (625,570)      (5,433,316)
==========================================================================================================================
Reacquired:
  Class A                                                     (18,113,134)    (145,551,775)   (43,911,135)    (358,120,464)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,784,767)     (30,617,830)    (3,849,409)     (31,046,422)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,956,450)     (15,791,460)    (3,094,367)     (25,185,165)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            (3,366,910)     (27,416,530)            --               --
==========================================================================================================================
                                                               10,987,084    $  91,000,832     (2,055,715)   $ (17,010,259)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Investor Class shares commenced sales on September 30, 2003.
(b) As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Tax-Free Bond Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Tax-Free Bond Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 23,290,571 shares of the Fund for 12,061,820 shares of INVESCO Tax-Free Bond Fund outstanding as of the close of business on November 21, 2003. INVESCO Tax-Free Bond Fund's net assets at that date of $190,298,370 including $16,453,346 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $421,005,314.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                             ------------------------------------------------------------------------------------
                                                                                                      SEVEN MONTHS
                                                              YEAR ENDED JULY 31,                        ENDED        YEAR ENDED
                                             -----------------------------------------------------      JULY, 31     DECEMBER 31,
                                               2004                 2003        2002        2001          2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   7.96             $   8.06    $   8.06    $   7.83      $   7.74       $   8.35
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.37                 0.37        0.38(a)     0.40          0.24(b)        0.41
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     0.04                (0.09)       0.00        0.23          0.09          (0.61)
=================================================================================================================================
    Total from investment operations             0.41                 0.28        0.38        0.63          0.33          (0.20)
=================================================================================================================================
Less dividends from net investment income       (0.36)               (0.38)      (0.38)      (0.40)        (0.24)         (0.41)
=================================================================================================================================
Net asset value, end of period               $   8.01             $   7.96    $   8.06    $   8.06      $   7.83       $   7.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                  5.19%                3.43%       4.84%       8.28%         4.32%         (2.45)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $282,430             $328,280    $339,545    $322,437      $283,416       $294,720
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets          0.85%(d)(e)          0.82%       0.81%       0.85%         0.85%(f)       0.84%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                     4.53%(d)             4.55%       4.79%(a)     5.06%        5.32%(f)       5.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                         14%                  20%         35%         28%           18%            28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $303,072,027.
(e) After expense reimbursements. Ratio prior to expense reimbursements for the year ended July 31, 2004 was 0.86%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                          ---------------------------------------------------------------------------------------
                                                                                                   SEVEN MONTHS
                                                           YEAR ENDED JULY 31,                        ENDED           YEAR ENDED
                                          -----------------------------------------------------      JULY 31,        DECEMBER 31,
                                           2004                2003        2002          2001          2000              1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  7.98             $  8.07    $   8.07       $  7.84      $  7.75           $  8.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.31                0.31        0.32(a)       0.34         0.21(b)           0.35
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 0.03               (0.08)       0.00          0.23         0.08             (0.62)
=================================================================================================================================
    Total from investment operations         0.34                0.23        0.32          0.57         0.29             (0.27)
=================================================================================================================================
Less dividends from net investment
  income                                    (0.30)              (0.32)      (0.32)        (0.34)       (0.20)            (0.35)
=================================================================================================================================
Net asset value, end of period            $  8.02             $  7.98    $   8.07       $  8.07      $  7.84           $  7.75
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              4.28%               2.79%       4.05%         7.46%        3.84%            (3.28)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $69,956             $97,030    $104,150       $86,565      $67,363           $72,256
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets      1.60%(d)(e)         1.57%       1.56%         1.60%        1.61%(f)          1.59%
=================================================================================================================================
Ratio of net investment income to
  average net assets                         3.78%(d)            3.80%       4.04%(a)      4.31%        4.56%(f)          4.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                     14%                 20%         35%           28%          18%               28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $83,682,336.
(e) After expense reimbursements. Ratio prior to expense reimbursements for the year ended July 31, 2004 was 1.61%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                                   SEVEN MONTHS
                                                           YEAR ENDED JULY 31,                        ENDED           YEAR ENDED
                                           ----------------------------------------------------      JULY 31,        DECEMBER 31,
                                            2004                2003       2002          2001          2000              1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  7.96             $  8.06    $  8.05       $  7.83       $ 7.74            $ 8.35
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.31                0.31       0.32(a)       0.34         0.21(b)           0.35
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.03               (0.09)      0.01          0.22         0.08             (0.61)
=================================================================================================================================
    Total from investment operations          0.34                0.22       0.33          0.56         0.29             (0.26)
=================================================================================================================================
Less dividends from net investment income    (0.30)              (0.32)     (0.32)        (0.34)       (0.20)            (0.35)
=================================================================================================================================
Net asset value, end of period             $  8.00             $  7.96    $  8.06       $  8.05       $ 7.83            $ 7.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                               4.29%               2.67%      4.19%         7.34%        3.85%            (3.16)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $21,391             $25,425    $29,175       $17,889       $8,252            $9,652
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets       1.60%(d)(e)         1.57%      1.56%         1.60%        1.61%(f)          1.59%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                  3.78%(d)            3.80%      4.04%(a)      4.31%        4.56%(f)          4.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                      14%                 20%        35%           28%          18%               28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $23,377,511.
(e) After expense reimbursements. Ratio prior to expense reimbursements for the year ended July 31, 2004 was 1.61%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   8.16
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.32
----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                         (0.16)
==================================================================================
    Total from investment operations                                     0.16
==================================================================================
Less dividends from net investment income                               (0.30)
==================================================================================
Net asset value, end of period                                       $   8.02
__________________________________________________________________________________
==================================================================================
Total return(a)                                                          2.03%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $167,571
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets                                  0.65%(b)(c)
==================================================================================
Ratio of net investment income to average net assets                     4.73%(b)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(d)                                                 14%
__________________________________________________________________________________
==================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $143,814,358.
(c) After expense reimbursements. Ratio prior to expense reimbursements for the year ended July 31, 2004 was 0.72% (annualized).
(d)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Real Estate Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Real Estate Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Real Estate Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -S- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-95.45%

APARTMENTS-13.80%

Archstone-Smith Trust                             452,417   $ 13,314,632
------------------------------------------------------------------------
Avalonbay Communities, Inc.                       189,600     11,034,720
------------------------------------------------------------------------
BRE Properties, Inc.-Class A                      301,300     10,440,045
------------------------------------------------------------------------
Camden Property Trust                             129,400      5,823,000
------------------------------------------------------------------------
Canadian Apartment Properties Real Estate
  Investment Trust (Canada)                       314,500      3,005,041
------------------------------------------------------------------------
Equity Residential                                407,500     12,041,625
------------------------------------------------------------------------
Essex Property Trust, Inc.                        361,800     23,842,620
------------------------------------------------------------------------
Summit Properties Inc.                             99,200      2,559,360
------------------------------------------------------------------------
United Dominion Realty Trust, Inc.              1,041,400     20,192,746
========================================================================
                                                             102,253,789
========================================================================

DIVERSIFIED-5.92%

AEW Real Estate Income Fund                        41,200        683,508
------------------------------------------------------------------------
Gecina S.A. (France)(a)                            10,400        816,971
------------------------------------------------------------------------
Hang Lung Properties Ltd. (Hong Kong)(a)          693,000        953,429
------------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Bermuda)(a)          525,000        955,442
------------------------------------------------------------------------
Mitsubishi Estate Co., Ltd. (Japan)(a)            178,000      2,021,993
------------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Japan)(a)               182,000      2,022,251
------------------------------------------------------------------------
Sino Land Co. Ltd. (Hong Kong)(a)               1,660,000      1,041,772
------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Hong Kong)(a)       116,000        980,645
------------------------------------------------------------------------
Unibail (France)(a)                                10,000      1,047,664
------------------------------------------------------------------------
Vornado Realty Trust                              573,600     33,320,424
========================================================================
                                                              43,844,099
========================================================================

HEALTHCARE-0.95%

Ventas, Inc.                                      274,500      7,005,240
========================================================================

INDUSTRIAL PROPERTIES-11.14%

Catellus Development Corp.                        258,196      6,454,900
------------------------------------------------------------------------
CenterPoint Properties Trust                      764,600     29,345,348
------------------------------------------------------------------------
Keystone Property Trust-Series E, 7.38% Pfd.       32,500        815,750
------------------------------------------------------------------------
ProLogis                                        1,348,770     45,912,131
========================================================================
                                                              82,528,129
========================================================================

INDUSTRIAL/OFFICE MIXED-0.37%

Liberty Property Trust                             72,250      2,774,400
========================================================================

LODGING-RESORTS-9.15%

Equity Inns Inc.                                   11,400        103,398
------------------------------------------------------------------------
Fairmont Hotels & Resorts Inc. (Canada)           338,000      8,703,500
------------------------------------------------------------------------
Hilton Hotels Corp.                             1,064,200     18,974,686
------------------------------------------------------------------------
Host Marriott Corp.(b)                          1,278,500     16,556,575
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
LODGING-RESORTS-(CONTINUED)

LaSalle Hotel Properties                          254,700   $  6,555,978
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         375,000     16,875,000
========================================================================
                                                              67,769,137
========================================================================

OFFICE PROPERTIES-17.35%

Alexandria Real Estate Equities, Inc.             287,500     17,275,875
------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.-Series
  C, 8.38% Pfd.(b)                                 28,200        724,740
------------------------------------------------------------------------
Arden Realty, Inc.                                214,300      6,514,720
------------------------------------------------------------------------
Boston Properties, Inc.                           701,700     37,119,930
------------------------------------------------------------------------
Brandywine Realty Trust                           191,900      5,238,870
------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              218,900      6,709,285
------------------------------------------------------------------------
CarrAmerica Realty Corp.                          152,300      4,643,627
------------------------------------------------------------------------
Kilroy Realty Corp.                               206,200      7,299,480
------------------------------------------------------------------------
Mack-Cali Realty Corp.                            334,200     13,668,780
------------------------------------------------------------------------
SL Green Realty Corp.                             574,000     28,183,400
------------------------------------------------------------------------
Sophia (France)(a)                                 24,613      1,108,011
========================================================================
                                                             128,486,718
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.09%

St. Joe Co. (The)                                  15,000        645,300
========================================================================

REGIONAL MALLS-19.54%

Borealis Retail Real Estate Investment Trust
  (Canada)(a)                                     124,400      1,085,686
------------------------------------------------------------------------
General Growth Properties, Inc.                 1,583,800     47,640,704
------------------------------------------------------------------------
Klepierre (France)(a)                              26,500      1,763,109
------------------------------------------------------------------------
Liberty International PLC (United Kingdom)(a)      76,300      1,105,766
------------------------------------------------------------------------
Macerich Co. (The)                                495,600     23,739,240
------------------------------------------------------------------------
Mills Corp. (The)                                 213,600      9,740,160
------------------------------------------------------------------------
Rouse Co. (The)                                   274,900     13,415,120
------------------------------------------------------------------------
Simon Property Group, Inc.                        896,700     46,278,687
========================================================================
                                                             144,768,472
========================================================================

SELF STORAGE-1.87%

Public Storage, Inc.                              132,600      6,249,438
------------------------------------------------------------------------
Shurgard Storage Centers, Inc.-Class A            204,700      7,573,900
========================================================================
                                                              13,823,338
========================================================================

SHOPPING CENTERS-12.17%

Capital & Regional PLC (United Kingdom)(a)        164,800      1,601,770
------------------------------------------------------------------------
Chelsea Property Group, Inc.                      526,300     34,272,656
------------------------------------------------------------------------
Developers Diversified Realty Corp.               683,100     24,509,628
------------------------------------------------------------------------
Eurocommercial Properties N.V.
  (Netherlands)(a)                                 52,500      1,607,966
------------------------------------------------------------------------
Federal Realty Investment Trust                   146,500      6,182,300
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SHOPPING CENTERS-(CONTINUED)

Japan Retail Fund Investment Corp. (Japan)            200   $  1,393,948
------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               150,500      7,615,300
------------------------------------------------------------------------
Regency Centers Corp.                             190,800      8,109,000
------------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 359,600      4,876,176
========================================================================
                                                              90,168,744
========================================================================

SPECIALTY PROPERTIES-3.10%

American Financial Realty Trust                   366,000      4,849,500
------------------------------------------------------------------------
Entertainment Properties Trust                    153,200      5,417,152
------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       404,100     12,680,658
========================================================================
                                                              22,947,310
========================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $558,700,108)                                    707,014,676
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-4.10%

Liquid Assets Portfolio-Institutional
  Class(c)                                     15,196,858   $ 15,196,858
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    15,196,858     15,196,858
========================================================================
    Total Money Market Funds (Cost
      $30,393,716)                                            30,393,716
========================================================================
TOTAL INVESTMENTS-99.55% (Cost $589,093,824)                 737,408,392
========================================================================
OTHER ASSETS LESS LIABILITIES-0.45%                            3,320,263
========================================================================
NET ASSETS-100.00%                                          $740,728,655
________________________________________________________________________
========================================================================

Investment Abbreviations:

Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2004 was $18,112,475, which represented 2.46% of the Fund's total investments. See Note 1A.
(b) Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $558,700,108)                                $707,014,676
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $30,393,716)                             30,393,716
===========================================================
    Total investments (cost $589,093,824)       737,408,392
===========================================================
Receivables for:
  Investments sold                                4,416,592
-----------------------------------------------------------
  Fund shares sold                                4,225,926
-----------------------------------------------------------
  Dividends                                         938,437
-----------------------------------------------------------
  Amount due from advisor                             1,574
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   43,880
-----------------------------------------------------------
Other assets                                         76,442
===========================================================
    Total assets                                747,111,243
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           5,073,294
-----------------------------------------------------------
  Fund shares reacquired                            635,652
-----------------------------------------------------------
  Deferred compensation and retirement plans         50,900
-----------------------------------------------------------
Accrued distribution fees                           371,083
-----------------------------------------------------------
Accrued trustees' fees                                1,512
-----------------------------------------------------------
Accrued transfer agent fees                         243,148
-----------------------------------------------------------
Accrued operating expenses                            6,999
===========================================================
    Total liabilities                             6,382,588
===========================================================
Net assets applicable to shares outstanding    $740,728,655
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $593,667,136
-----------------------------------------------------------
Undistributed net investment income                (282,197)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                       (970,978)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies             148,314,694
===========================================================
                                               $740,728,655
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $418,244,144
___________________________________________________________
===========================================================
Class B                                        $174,671,695
___________________________________________________________
===========================================================
Class C                                        $116,871,507
___________________________________________________________
===========================================================
Class R                                        $     24,018
___________________________________________________________
===========================================================
Investor Class                                 $ 29,896,022
___________________________________________________________
===========================================================
Institutional Class                            $  1,021,269
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          19,533,763
___________________________________________________________
===========================================================
Class B                                           8,132,563
___________________________________________________________
===========================================================
Class C                                           5,451,994
___________________________________________________________
===========================================================
Class R                                               1,122
___________________________________________________________
===========================================================
Investor Class                                    1,397,090
___________________________________________________________
===========================================================
Institutional Class                                  47,684
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      21.41
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.41 divided by
      95.25%)                                  $      22.48
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      21.48
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      21.44
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      21.41
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
    share                                      $      21.40
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      21.42
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $146,106)        $ 21,440,166
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       337,477
==========================================================================
    Total investment income                                     21,777,643
==========================================================================

EXPENSES:

Advisory fees                                                    5,126,831
--------------------------------------------------------------------------
Administrative services fees                                       164,380
--------------------------------------------------------------------------
Custodian fees                                                      71,292
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,046,782
--------------------------------------------------------------------------
  Class B                                                        1,563,583
--------------------------------------------------------------------------
  Class C                                                          921,397
--------------------------------------------------------------------------
  Class R                                                               17
--------------------------------------------------------------------------
  Investor Class                                                    59,514
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R and Investor             1,573,643
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             120
--------------------------------------------------------------------------
Trustees' and retirement fees                                       18,486
--------------------------------------------------------------------------
Other                                                              487,109
==========================================================================
    Total expenses                                              11,033,154
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (62,917)
==========================================================================
    Net expenses                                                10,970,237
==========================================================================
Net investment income                                           10,807,406
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         23,066,938
--------------------------------------------------------------------------
  Foreign currencies                                              (207,285)
==========================================================================
                                                                22,859,653
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         78,908,970
--------------------------------------------------------------------------
  Foreign currencies                                                (2,145)
==========================================================================
                                                                78,906,825
==========================================================================
Net gain from investment securities and foreign currencies     101,766,478
==========================================================================
Net increase in net assets resulting from operations          $112,573,884
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 10,807,406    $  6,774,304
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          22,859,653      (4,106,860)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           78,906,825      48,777,546
==========================================================================================
    Net increase in net assets resulting from operations       112,573,884      51,444,990
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (7,298,271)     (3,329,708)
------------------------------------------------------------------------------------------
  Class B                                                       (2,846,339)     (2,034,884)
------------------------------------------------------------------------------------------
  Class C                                                       (1,662,526)     (1,070,734)
------------------------------------------------------------------------------------------
  Class R                                                              (57)             --
------------------------------------------------------------------------------------------
  Investor Class                                                  (550,046)             --
------------------------------------------------------------------------------------------
  Institutional Class                                               (3,372)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (12,360,611)     (6,435,326)
==========================================================================================
Share transactions-net:
  Class A                                                      189,546,124      70,728,483
------------------------------------------------------------------------------------------
  Class B                                                       22,366,994      37,706,329
------------------------------------------------------------------------------------------
  Class C                                                       35,706,292      18,496,500
------------------------------------------------------------------------------------------
  Class R                                                           23,011              --
------------------------------------------------------------------------------------------
  Investor Class                                                26,243,845              --
------------------------------------------------------------------------------------------
  Institutional Class                                              987,334              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              274,873,600     126,931,312
==========================================================================================
    Net increase in net assets                                 375,086,873     171,940,976
==========================================================================================

NET ASSETS:

  Beginning of year                                            365,641,782     193,700,806
==========================================================================================
  End of year (including undistributed net investment income of $(282,197) and $574,152 for 2004 and 2003,
    respectively)                                             $740,728,655    $365,641,782
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $6,438.

    For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $44,513 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $164,380 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $717,633 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of the Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,046,782, $1,563,583, $921,397, $17 and $54,868, respectively. AIM reimbursed
$4,646 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees of the INVESCO Real Estate Opportunity Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Real Estate Opportunity Fund, an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2004, AIM Distributors advised the Fund that it retained $370,490 in front-end sales commissions from the sale of Class A shares and $92,514, $17,209, $28,683 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE    DIVIDEND     REALIZED
FUND               07/31/03         AT COST         FROM SALES      (DEPRECIATION)     07/31/04       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 9,094,930     $114,648,856     $(108,546,928)       $   --        $15,196,858    $171,038      $   --
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             9,094,930      114,648,856      (108,546,928)           --         15,196,858     166,439          --
============================================================================================================================
  Total           $18,189,860     $229,297,712     $(217,093,856)       $   --        $30,393,716    $337,477      $   --
============================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $6,855 and credits in custodian fees of $465 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $7,320.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $4,992 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004           2003
---------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $12,215,228    $6,435,326
---------------------------------------------------------------------------------------
Distributions paid from long-term gain                            145,383            --
=======================================================================================
Total distributions paid                                      $12,360,611    $6,435,326
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed long-term gain                                  $  5,176,922
--------------------------------------------------------------------------
Unrealized appreciation -- investments                         147,095,883
--------------------------------------------------------------------------
Temporary book/tax differences                                     (42,450)
--------------------------------------------------------------------------
Capital loss carryforward                                       (5,168,836)
--------------------------------------------------------------------------
Shares of beneficial interest                                  593,667,136
==========================================================================
Total net assets                                              $740,728,655
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to losses on wash sales and realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $126.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $1,941,450 of capital loss carryforward in the fiscal year ended July 31, 2005.

    The Fund utilized $9,997,450 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD
--------------------------------------------------------------------------
July 31, 2006                                                 $ 1,240,191
--------------------------------------------------------------------------
July 31, 2007                                                   1,790,021
--------------------------------------------------------------------------
July 31, 2009                                                   2,138,624
==========================================================================
Total capital loss carryforward                               $ 5,168,836
__________________________________________________________________________
==========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003 the date of the reorganization of INVESCO Real Estate Opportunity Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $367,353,943 and $150,429,167, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $148,062,627
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (966,870)
==============================================================================
Net unrealized appreciation of investment securities             $147,095,757
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $590,312,635.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, distribution reclassifications, non-deductible reorganization expenses and passive foreign investment company reclassifications, on July 31, 2004, undistributed net investment income was increased by $717,942, undistributed net realized gain (loss) was decreased by $1,496,962 and shares of beneficial interest increased by $779,020. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Real Estate Opportunity Fund into the Fund on November 24, 2003, undistributed net investment income was decreased by $21,086, undistributed net realized gain (loss) was decreased by $6,682,753 and shares of beneficial interest increased by $6,703,839. These reclassifications had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     14,903,883    $ 299,751,365    10,040,616    $153,310,327
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,321,613       66,077,962     4,612,513      69,835,946
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,156,809       63,545,923     2,144,150      32,601,275
-----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                       1,119           22,954            --              --
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                              930,779       19,266,503            --              --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                          48,081          995,692            --              --
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        338,725        6,808,828       199,768       3,041,849
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        126,922        2,528,943       118,414       1,804,757
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         73,282        1,463,058        60,550         921,382
-----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                           3               57            --              --
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               25,309          521,885            --              --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                             162            3,372            --              --
=======================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                        601,377       11,125,322            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         14,428          267,736            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        122,102        2,261,014            --              --
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            1,476,425       27,304,798            --              --
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        312,257        6,275,053       158,310       2,459,992
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (311,271)      (6,275,053)     (157,917)     (2,459,992)
=======================================================================================================================
Reacquired:
  Class A                                                     (6,786,421)    (134,414,444)   (5,900,039)    (88,083,685)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,032,387)     (40,232,594)   (2,108,225)    (31,474,382)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,590,589)     (31,563,703)     (986,180)    (15,026,157)
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (1,035,423)     (20,849,341)           --              --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                            (559)         (11,730)           --              --
=======================================================================================================================
                                                              13,696,626    $ 274,873,600     8,181,960    $126,931,312
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) Class R shares and Institutional Class shares commenced sales on April 30, 2004.
(b)  Investor Class shares commenced sales on September 30, 2003.
(c) As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Real Estate Opportunity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Real Estate Opportunity Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 2,214,332 shares of the Fund for 4,386,619 shares of INVESCO Real Estate Opportunity Fund outstanding as of the close of business November 21, 2003. INVESCO Real Estate Opportunity Fund's net assets at that date of $40,958,870 including $5,430,748 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $427,505,213.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                                 YEAR ENDED JULY 31,                    ENDED         YEAR ENDED
                                                    ---------------------------------------------      JULY 31,      DECEMBER 31,
                                                      2004           2003       2002       2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  17.50       $  15.25    $ 13.56    $ 13.04      $ 10.61         $ 11.46
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.44(a)        0.45(a)    0.47(a)    0.50         0.30(a)         0.42
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                         3.97           2.24       1.68       0.54         2.38           (0.75)
=================================================================================================================================
    Total from investment operations                    4.41           2.69       2.15       1.04         2.68           (0.33)
=================================================================================================================================
Less dividends from net investment income              (0.50)         (0.44)     (0.46)     (0.52)       (0.25)          (0.52)
=================================================================================================================================
Net asset value, end of period                      $  21.41       $  17.50    $ 15.25    $ 13.56      $ 13.04         $ 10.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        25.46%         18.12%     16.10%      8.23%       25.61%          (2.88)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $418,244       $177,901    $86,411    $28,400      $23,187         $16,279
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        1.65%(c)       1.72%      1.77%      1.63%        1.62%(d)        1.61%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      1.66%(c)       1.72%      1.77%      1.79%        2.05%(d)        1.73%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                2.17%(c)       2.97%      3.25%      3.88%        4.49%(d)        3.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                28%            87%        77%        85%          39%             52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $299,080,683.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                                 YEAR ENDED JULY 31,                    ENDED         YEAR ENDED
                                                    ---------------------------------------------      JULY 31,      DECEMBER 31,
                                                      2004           2003       2002       2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  17.55       $  15.29    $ 13.59    $ 13.07      $ 10.64          $11.48
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.30(a)        0.36(a)    0.38(a)    0.41         0.25(a)         0.32
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                         3.99           2.24       1.68       0.53         2.39           (0.72)
=================================================================================================================================
    Total from investment operations                    4.29           2.60       2.06       0.94         2.64           (0.40)
=================================================================================================================================
Less dividends from net investment income              (0.36)         (0.34)     (0.36)     (0.42)       (0.21)          (0.44)
=================================================================================================================================
Net asset value, end of period                      $  21.48       $  17.55    $ 15.29    $ 13.59      $ 13.07          $10.64
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        24.66%         17.37%     15.40%      7.42%       25.08%          (3.53)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $174,672       $123,093    $69,557    $16,917      $12,722          $9,839
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        2.30%(c)       2.37%      2.41%      2.36%        2.37%(d)        2.35%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      2.31%(c)       2.37%      2.41%      2.43%        2.70%(d)        2.37%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                1.52%(c)       2.32%      2.61%      3.15%        3.73%(d)        2.96%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                28%            87%        77%        85%          39%             52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $156,358,242.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                    ----------------------------------------------------------------------------
                                                                                                    SEVEN MONTHS
                                                                YEAR ENDED JULY 31,                    ENDED         YEAR ENDED
                                                    --------------------------------------------      JULY 31,      DECEMBER 31,
                                                      2004          2003       2002       2001          2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  17.52       $ 15.26    $ 13.57    $ 13.05      $ 10.62         $ 11.46
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.30(a)       0.36(a)    0.38(a)    0.41         0.25(a)         0.33(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                         3.98          2.24       1.67       0.53         2.39           (0.73)
================================================================================================================================
    Total from investment operations                    4.28          2.60       2.05       0.94         2.64           (0.40)
================================================================================================================================
Less dividends from net investment income              (0.36)        (0.34)     (0.36)     (0.42)       (0.21)          (0.44)
================================================================================================================================
Net asset value, end of period                      $  21.44       $ 17.52    $ 15.26    $ 13.57      $ 13.05         $ 10.62
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                        24.64%        17.41%     15.35%      7.43%       25.13%          (3.54)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $116,872       $64,648    $37,733    $22,722      $20,306         $19,992
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        2.30%(c)      2.37%      2.41%      2.36%        2.37%(d)        2.35%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      2.31%(c)      2.37%      2.41%      2.43%        2.70%(d)        2.37%
================================================================================================================================
Ratio of net investment income to average net
  assets                                                1.52%(c)      2.32%      2.61%      3.15%        3.73%(d)        2.96%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                                28%           87%        77%        85%          39%             52%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $92,139,727.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                INVESTOR CLASS
                                                              ------------------
                                                              SEPTEMBER 30, 2003
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 18.18
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.39(a)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              3.25
================================================================================
    Total from investment operations                                  3.64
================================================================================
Less dividends from net investment income                            (0.42)
================================================================================
Net asset value, end of period                                     $ 21.40
________________________________________________________________________________
================================================================================
Total return(b)                                                      20.13%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $29,896
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.51%(c)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.54%(c)
================================================================================
Ratio of net investment income to average net assets                  2.31%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                              28%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $26,336,504.
(d)  Not annualized for periods less than one year.

                                                                 CLASS R
                                                              --------------
                                                              APRIL 30, 2004
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                                 JULY 31,
                                                                   2004
----------------------------------------------------------------------------
Net asset value, beginning of period                              $19.34
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.11(a)
----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            2.07
============================================================================
    Total from investment operations                                2.18
============================================================================
Less dividends from net investment income                          (0.11)
============================================================================
Net asset value, end of period                                    $21.41
____________________________________________________________________________
============================================================================
Total return(b)                                                    11.29%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   24
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.72%(c)
----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.73%(c)
============================================================================
Ratio of net investment income to average net assets                2.10%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate(d)                                            28%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $13,314.
(d)  Not annualized for periods less than one year.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                APRIL 30, 2004
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $19.34
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.14(a)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              2.08
=================================================================================
    Total from investment operations                                  2.22
=================================================================================
Less dividends from net investment income                            (0.14)
=================================================================================
Net asset value, end of period                                      $21.42
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      11.50%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $1,021
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.12%(c)
---------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.13%(c)
=================================================================================
Ratio of net investment income to average net assets                  2.70%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate(d)                                              28%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $467,195.
(d)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the

Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Short Term Bond Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Short Term Bond Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Short Term Bond Fund as of July 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
BONDS & NOTES-59.17%

ADVERTISING-0.63%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05                $2,000,000   $  2,095,060
========================================================================

AEROSPACE & DEFENSE-0.16%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                          495,000        547,752
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.49%

Bank of New York Institutional Capital Trust-
  Series A, Bonds, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $1,789,065)(a)                 1,500,000      1,613,235
========================================================================

AUTOMOBILE MANUFACTURERS-0.43%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04       1,425,000      1,432,210
========================================================================

BROADCASTING & CABLE TV-5.83%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05                               2,000,000      2,135,360
------------------------------------------------------------------------
  9.50%, 08/01/13                               4,900,000      5,465,460
------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05                               2,735,000      2,833,624
------------------------------------------------------------------------
  7.50%, 08/15/04                                 800,000        801,376
------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                      2,000,000      2,102,300
------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Canada)-Series B,
  Sr. Sec. Second Priority Yankee Notes,
  10.00%, 03/15/05                              2,000,000      2,090,000
------------------------------------------------------------------------
TCI Communications, Inc.,
  Medium Term Notes, 8.35%, 02/15/05              822,000        847,219
------------------------------------------------------------------------
  Sr. Notes, 7.25%, 08/01/05                      575,000        601,197
------------------------------------------------------------------------
Time Warner Cos., Inc., Unsec. Notes, 7.75%,
  06/15/05                                      2,395,000      2,498,488
========================================================================
                                                              19,375,024
========================================================================

COMPUTER HARDWARE-0.10%

Sun Microsystems, Inc., Sr. Unsec. Notes,
  7.35%, 08/15/04                                 331,000        331,496
========================================================================

CONSUMER FINANCE-8.08%

Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05                                      4,400,000      4,620,440
------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes,
    7.25%, 05/01/06                             2,000,000      2,109,940
------------------------------------------------------------------------
    8.75%, 02/01/07                             1,100,000      1,221,352
------------------------------------------------------------------------
  Unsec. Notes,
  7.13%, 08/01/08                                 800,000        867,008
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

CONSUMER FINANCE-(CONTINUED)

Ford Motor Credit Co.,
  Notes, 6.75%, 05/15/05                        2,100,000      2,165,709
------------------------------------------------------------------------
  Unsec. Global Notes,
    6.88%, 02/01/06                            $  400,000   $    419,972
------------------------------------------------------------------------
    7.50%, 03/15/05                             2,800,000      2,885,344
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05                 1,485,000      1,532,238
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 3.34%,
  03/04/05(b)                                   3,725,000      3,730,364
------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06                             1,600,000      1,624,720
------------------------------------------------------------------------
    7.50%, 07/15/05(c)                          2,800,000      2,918,048
------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05            1,900,000      1,936,632
------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(c)                                     750,000        785,587
========================================================================
                                                              26,817,354
========================================================================

DIVERSIFIED BANKS-6.48%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $2,232,040)(a)(d)              2,000,000      2,156,276
------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(d)                          800,000        864,264
------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $776,335)(a)(e)        700,000        729,407
------------------------------------------------------------------------
Bankers Trust Corp., Unsec. Sub. Notes,
  8.25%, 05/01/05                               1,200,000      1,251,924
------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Notes, 11.50%, 04/01/10 (Acquired 07/01/04;
  Cost $1,064,690)(a)(e)                        1,000,000      1,060,850
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Yankee Notes, 8.88%, 06/01/05          2,500,000      2,619,150
------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands)-Series E,
  Gtd. Medium Term Sub. Notes, 2.15%(d)         1,400,000      1,386,000
------------------------------------------------------------------------
Danske Bank A/S (Denmark), Sub. Notes, 6.38%,
  06/15/08 (Acquired 08/30/02; Cost
  $53,673)(a)                                      50,000         51,647
------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27                                 650,000        732,140
------------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                                900,000      1,025,208
------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07                               2,000,000      2,003,320
------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10                        6,250,000      6,593,750
------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $1,058,900)(a)(e)              1,000,000      1,056,640
========================================================================
                                                              21,530,576
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

DIVERSIFIED CAPITAL MARKETS-0.43%

JPMorgan Chase Bank, Sub. Notes, 7.00%,
  06/01/05                                     $1,371,000   $  1,421,357
========================================================================

ELECTRIC UTILITIES-4.60%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05          1,430,000      1,520,362
------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(f)                      2,000,000      2,161,420
------------------------------------------------------------------------
Hydro-Quebec (Canada)-Series B, Gtd. Medium
  Term Yankee Notes, 6.52%, 02/23/06(f)         1,150,000      1,210,168
------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                        1,740,000      1,838,641
------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series F, Sr.
  Unsec. Notes, 7.63%, 10/01/05                   756,098        797,388
------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Bonds, 2.30%, 04/03/06(b)       2,500,000      2,501,325
------------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07                 1,200,000      1,325,004
------------------------------------------------------------------------
Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  6.75%, 12/15/04 (Acquired 01/08/04; Cost
  $2,077,500)(a)(e)                             2,000,000      2,021,729
------------------------------------------------------------------------
Wisconsin Energy Corp., Sr. Unsec. Unsub.
  Notes, 5.50%, 12/01/08                          250,000        263,765
------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08                        1,600,000      1,640,483
========================================================================
                                                              15,280,285
========================================================================

ENVIRONMENTAL SERVICES-0.27%

Waste Management, Inc., Sr. Unsec. Notes,
  7.00%, 10/01/04                                 900,000        907,245
========================================================================

FOOD RETAIL-0.36%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05                                      1,200,000      1,194,324
========================================================================

GAS UTILITIES-2.23%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                         1,500,000      1,585,200
------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05                                      2,000,000      2,100,600
------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 8.00%, 03/15/05                   605,000        625,915
------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05                        3,000,000      3,101,520
========================================================================
                                                               7,413,235
========================================================================

HEALTH CARE FACILITIES-1.14%

HCA Inc.,
  Notes, 7.00%, 07/01/07                        1,000,000      1,063,600
------------------------------------------------------------------------
  Sr. Sub. Notes,
  6.91%, 06/15/05                               2,650,000      2,727,910
========================================================================
                                                               3,791,510
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------


HOMEBUILDING-2.89%

D.R. Horton Inc., Sr. Unsec. Gtd. Notes,
  7.50%, 12/01/07                              $1,415,000   $  1,549,425
------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                        3,350,000      3,705,770
------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05                                      1,500,000      1,574,190
------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10                        2,500,000      2,781,750
========================================================================
                                                               9,611,135
========================================================================

HYPERMARKETS & SUPER CENTERS-0.19%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                        600,000        628,608
========================================================================

INDUSTRIAL CONGLOMERATES-1.49%

Tyco International Group S.A. (Luxembourg),
  Unsec. Gtd. Unsub. Yankee Notes, 6.38%,
  06/15/05                                      2,950,000      3,047,143
------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $1,981,473)(a)(e)                             1,750,000      1,900,658
========================================================================
                                                               4,947,801
========================================================================

INTEGRATED OIL & GAS-0.22%

Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                                 700,000        719,579
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.15%

Sprint Capital Corp., Unsec. Gtd. Global
  Notes, 7.90%, 03/15/05                        1,800,000      1,862,946
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07                                      1,300,000      1,416,482
------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06                                 500,000        525,640
========================================================================
                                                               3,805,068
========================================================================

INVESTMENT BANKING & BROKERAGE-1.13%

Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03; Cost
  $2,008,062)(a)                                1,800,000      1,891,980
------------------------------------------------------------------------
Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                 125,000        133,034
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06          700,000        756,266
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B,
  Medium Term Notes,
  4.54%, 03/08/05                                 250,000        253,822
------------------------------------------------------------------------
  7.08%, 10/03/05                                 690,000        722,865
========================================================================
                                                               3,757,967
========================================================================

LIFE & HEALTH INSURANCE-0.93%

Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        500,000        527,100
------------------------------------------------------------------------


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
LIFE & HEALTH INSURANCE-(CONTINUED)

ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                              $2,340,000   $  2,571,169
========================================================================
                                                               3,098,269
========================================================================

MUNICIPALITIES-0.91%

Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB, 3.69%, 07/01/07(f)                   1,500,000      1,503,750
------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(f)(g)                                1,600,000      1,502,000
========================================================================
                                                               3,005,750
========================================================================

OIL & GAS DRILLING-0.64%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05                               2,070,000      2,131,872
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.50%

Kerr-McGee Corp., Unsec. Gtd. Global Notes,
  5.38%, 04/15/05                               1,630,000      1,656,161
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.55%

Bombardier Capital, Inc., Notes, 7.50%,
  08/15/04 (Acquired 04/13/04-06/02/04; Cost
  $2,535,145)(a)(e)                             2,500,000      2,503,250
------------------------------------------------------------------------
CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05                        1,000,000      1,052,580
------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%, 01/30/06       430,000        430,985
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07      3,200,000      3,411,936
------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09                               1,350,000      1,537,245
------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $2,881,124)(a)(e)    2,842,298      2,846,260
========================================================================
                                                              11,782,256
========================================================================

PACKAGED FOODS & MEATS-0.62%

Nabisco Inc., Putable Notes, 6.38%, 02/01/05    2,000,000      2,048,360
========================================================================

PROPERTY & CASUALTY INSURANCE-0.61%

Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $2,099,800)(a)(e)                        2,000,000      2,014,940
========================================================================

PUBLISHING-0.31%

News America Holdings, Sr. Gtd. Notes, 8.50%,
  02/15/05                                      1,000,000      1,030,490
========================================================================

REAL ESTATE-1.69%

Developers Diversified Realty Corp., Sr.
  Medium Term Notes, 6.84%, 12/16/04              435,000        441,673
------------------------------------------------------------------------
EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                      1,550,000      1,676,992
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

REAL ESTATE-(CONTINUED)

HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05                              $  100,000   $    102,380
------------------------------------------------------------------------
JDN Realty Corp., Unsec. Unsub. Notes, 6.80%,
  08/01/04                                        850,000        849,966
------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05                               2,430,000      2,542,825
========================================================================
                                                               5,613,836
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.32%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06                                      1,000,000      1,050,210
========================================================================

REGIONAL BANKS-2.19%

Popular, Inc., Unsec. Sub. Notes, 6.75%,
  12/15/05                                      1,000,000      1,048,690
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.25%(d)(h)                            6,250,000      6,231,038
========================================================================
                                                               7,279,728
========================================================================

RESTAURANTS-0.88%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                      2,700,000      2,924,640
========================================================================

SOVEREIGN DEBT-1.73%

Export-Import Bank of Korea (The) (South
  Korea), Unsec. Global Notes, 6.50%,
  11/15/06                                      2,000,000      2,129,040
------------------------------------------------------------------------
Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                         75,000         78,390
------------------------------------------------------------------------
Russian Federation (Russia), Unsec. Unsub.
  Euro Bonds-REGS,
  8.75%, 07/24/05 (Acquired 05/14/04; Cost
  $2,113,000)(a)                                2,000,000      2,104,388
------------------------------------------------------------------------
  10.00%, 06/26/07 (Acquired
  05/14/04-05/18/04; Cost $1,440,281)(a)        1,275,000      1,436,197
========================================================================
                                                               5,748,015
========================================================================

THRIFTS & MORTGAGE FINANCE-1.40%

Sovereign Bancorp, Inc., Sr. Unsec. Notes,
  10.50%, 11/15/06                              1,760,000      2,015,957
------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                        2,500,000      2,624,150
========================================================================
                                                               4,640,107
========================================================================

TOBACCO-0.61%

Altria Group, Inc.,
  Notes, 7.13%, 10/01/04                          480,000        484,200
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                 1,500,000      1,550,595
========================================================================
                                                               2,034,795
========================================================================

TRUCKING-2.23%

Hertz Corp. (The),
  Floating Rate Global Notes, 1.77%,
  08/13/04(b)                                   3,985,000      3,983,207
------------------------------------------------------------------------
  Sr. Global Notes, 8.25%, 06/01/05               700,000        729,393
------------------------------------------------------------------------


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
TRUCKING-(CONTINUED)

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08                              $2,400,000   $  2,690,184
========================================================================
                                                               7,402,784
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.75%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                4,145,000      4,651,229
------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                       1,000,000      1,149,190
========================================================================
                                                               5,800,419
========================================================================
    Total Bonds & Notes (Cost $197,821,204)                  196,483,453
========================================================================

U.S. MORTGAGE-BACKED SECURITIES-34.13%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-7.48%

Pass Through Ctfs.,
  8.00%, 11/20/12                               1,178,403      1,255,306
------------------------------------------------------------------------
  9.00%, 05/01/15                                 965,661      1,050,594
------------------------------------------------------------------------
  7.50%, 06/01/16 to 09/01/29                   5,019,989      5,374,577
------------------------------------------------------------------------
  7.00%, 12/01/16 to 01/01/33                   5,085,408      5,409,595
------------------------------------------------------------------------
  6.00%, 02/01/17 to 03/01/23                   6,363,384      6,571,879
------------------------------------------------------------------------
  8.50%, 02/01/19 to 08/17/26                   4,682,448      5,173,268
========================================================================
                                                              24,835,219
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-15.19%

Pass Through Ctfs.,
  7.50%, 02/01/15 to 02/01/31                   4,907,105      5,250,345
------------------------------------------------------------------------
  7.00%, 04/01/15 to 12/01/33                  24,705,041     26,207,680
------------------------------------------------------------------------
  8.50%, 09/01/15 to 07/01/30                   2,158,290      2,373,004
------------------------------------------------------------------------
  6.50%, 11/01/16 to 07/01/31                   3,654,279      3,848,290
------------------------------------------------------------------------
  8.00%, 09/01/17 to 12/01/32                   9,940,672     10,789,141
------------------------------------------------------------------------
  9.00%, 02/01/21                                 182,323        204,805
------------------------------------------------------------------------
  10.00%, 05/01/26                              1,518,503      1,758,777
========================================================================
                                                              50,432,042
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-11.46%

Pass Through Ctfs.,
  6.50%, 10/15/13 to 02/15/34                  11,519,826     12,120,789
------------------------------------------------------------------------
  7.00%, 05/15/17 to 06/15/32                   8,786,238      9,372,271
------------------------------------------------------------------------
  6.00%, 06/15/18 to 07/15/33                   7,641,697      7,913,518
------------------------------------------------------------------------
  7.75%, 09/15/19 to 02/15/21                     937,075      1,024,548
------------------------------------------------------------------------
  7.50%, 06/15/23 to 07/15/32                   5,657,953      6,114,539
------------------------------------------------------------------------
  8.50%, 07/20/27                                 594,264        650,479
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

Pass Through Ctfs.,
  8.00%, 10/15/30                              $  770,944   $    863,333
========================================================================
                                                              38,059,477
========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $111,152,101)                                    113,326,738
========================================================================

ASSET-BACKED SECURITIES-2.69%

ASSET-BACKED SECURITIES-CONSUMER
  RECEIVABLES-0.77%

Pacific Coast CDO Ltd. (Cayman Islands)-
  Series 1A, Class A, Floating Rate Bond,
  2.09%, 10/25/36 (Acquired
  03/24/04-05/26/04; Cost
  $2,558,608)(a)(b)(e)                          2,583,365      2,557,532
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.92%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  10/03/02-07/15/04; Cost $4,970,369)(a)        4,662,185      4,840,905
------------------------------------------------------------------------
Yorkshire Power Pass Through Trust (Cayman
  Islands)-Series 2000-1, Pass Through Ctfs.,
  8.25%, 02/15/05 (Acquired
  09/22/03-11/12/03; Cost $1,604,630)(a)(e)     1,500,000      1,540,481
========================================================================
                                                               6,381,386
========================================================================
    Total Asset-Backed Securities (Cost
      $8,950,171)                                              8,938,918
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-0.60%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.60%

Unsec. Floating Rate Global Notes,
  3.43%, 02/17/09 (Cost $2,000,000)(i)          2,000,000      1,997,960
========================================================================

                                                 SHARES

PREFERRED STOCKS-2.41%

INTEGRATED OIL & GAS-1.03%

Shell Frontier Oil & Gas Inc.,
  Series A, 2.38% Floating Rate Pfd.(b)                24      2,400,000
------------------------------------------------------------------------
  Series C, 2.38% Floating Rate Pfd.(b)                10      1,000,000
========================================================================
                                                               3,400,000
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.66%

Zurich RegCaPS Funding Trust III, 1.71%
  Floating Rate Pfd. (Acquired
  03/17/04-06/03/04; Cost
  $2,182,761)(a)(b)(e)                              2,250      2,193,750
========================================================================

THRIFTS & MORTGAGE FINANCE-0.72%

Fannie Mae-Series K, 3.00% Pfd.                    47,500      2,401,719
========================================================================
    Total Preferred Stocks (Cost $7,967,261)                   7,995,469
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
MONEY MARKET FUNDS-0.03%

Liquid Assets Portfolio-Institutional
  Class(j)                                         43,711   $     43,711
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(j)        43,711         43,711
========================================================================
    Total Money Market Funds (Cost $87,422)                       87,422
========================================================================
TOTAL INVESTMENTS-99.03% (Cost $327,978,159)                 328,829,960
========================================================================
OTHER ASSETS LESS LIABILITIES-0.97%                            3,207,548
========================================================================
NET ASSETS-100.00%                                          $332,037,508
________________________________________________________________________
========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2004 was $34,520,125, which represented 10.40% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Interest rate is redetermined quarterly. Rate shown is rate in effect on July 31, 2004.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 7.
(d) Perpetual bond with no specified maturity date.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at July 31, 2004 was $20,425,497, which represented 6.15% of the Fund's net assets.
(f) Principal and interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co. or MBIA Insurance Corp.
(g) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on July 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(h) Interest rate is redetermined semi-annually. Rate shown is rate in effect on July 31, 2004.
(i) Interest rate is redetermined monthly. Rate shown is rate in effect on July 31, 2004.
(j) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $327,890,737)                                $328,742,538
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $87,422)                                     87,422
===========================================================
    Total investments (cost $327,978,159)       328,829,960
===========================================================
Receivables for:
  Variation margin                                   59,537
-----------------------------------------------------------
  Fund shares sold                                1,494,278
-----------------------------------------------------------
  Dividends and interest                          4,019,374
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   11,199
-----------------------------------------------------------
Other assets                                         89,450
===========================================================
    Total assets                                334,503,798
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          2,276,456
-----------------------------------------------------------
  Dividends                                          90,328
-----------------------------------------------------------
  Deferred compensation and retirement plans         14,195
-----------------------------------------------------------
Accrued distribution fees                            60,108
-----------------------------------------------------------
Accrued trustees' fees                                1,362
-----------------------------------------------------------
Accrued transfer agent fees                           8,353
-----------------------------------------------------------
Accrued operating expenses                           15,488
===========================================================
    Total liabilities                             2,466,290
===========================================================
Net assets applicable to shares outstanding    $332,037,508
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $334,333,632
-----------------------------------------------------------
Undistributed net investment income                  56,977
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts    (3,356,437)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                1,003,336
===========================================================
                                               $332,037,508
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $  6,971,434
___________________________________________________________
===========================================================
Class C                                        $318,281,581
___________________________________________________________
===========================================================
Class R                                        $     11,395
___________________________________________________________
===========================================================
Institutional Class                            $  6,773,098
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                             696,139
___________________________________________________________
===========================================================
Class C                                          31,805,411
___________________________________________________________
===========================================================
Class R                                               1,137
___________________________________________________________
===========================================================
Institutional Class                                 676,477
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.01
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.01 divided
      by 97.50%)                               $      10.27
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.01
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      10.02
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.01
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 9,552,873
-------------------------------------------------------------------------
Dividends                                                           4,075
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       28,728
=========================================================================
    Total investment income                                     9,585,676
=========================================================================

EXPENSES:

Advisory fees                                                   1,384,347
-------------------------------------------------------------------------
Administrative services fees                                       87,141
-------------------------------------------------------------------------
Custodian fees                                                     53,708
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                           3,033
-------------------------------------------------------------------------
  Class C                                                       3,445,122
-------------------------------------------------------------------------
  Class R                                                              13
-------------------------------------------------------------------------
Transfer agent fees -- Class A, C and R                           292,113
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            595
-------------------------------------------------------------------------
Trustees' and retirement fees                                      16,060
-------------------------------------------------------------------------
Other                                                             288,397
=========================================================================
    Total expenses                                              5,570,529
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                 (1,421,947)
=========================================================================
    Net expenses                                                4,148,582
=========================================================================
Net investment income                                           5,437,094
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         1,594,879
-------------------------------------------------------------------------
  Futures contracts                                              (634,653)
=========================================================================
                                                                  960,226
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         1,268,404
-------------------------------------------------------------------------
  Futures contracts                                               151,535
=========================================================================
                                                                1,419,939
=========================================================================
Net gain from investment securities and futures contracts       2,380,165
=========================================================================
Net increase in net assets resulting from operations          $ 7,817,259
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended July 31, 2004 and the period August 30, 2002
(date operations commenced) through July 31, 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  5,437,094    $  1,922,542
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                      960,226         722,466
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                  1,419,939        (416,603)
==========================================================================================
    Net increase in net assets resulting from operations         7,817,259       2,228,405
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (22,084)             --
------------------------------------------------------------------------------------------
  Class C                                                       (8,645,314)     (3,757,098)
------------------------------------------------------------------------------------------
  Class R                                                              (63)             --
------------------------------------------------------------------------------------------
  Institutional Class                                              (20,032)             --
==========================================================================================
  Total distributions from net investment income                (8,687,493)     (3,757,098)
==========================================================================================
Return of capital -- Class C                                            --         (68,668)
==========================================================================================
  Decrease in net assets resulting from distributions           (8,687,493)     (3,825,766)
==========================================================================================
Share transactions-net:
  Class A                                                        6,952,088              --
------------------------------------------------------------------------------------------
  Class C                                                      (18,290,840)    339,077,343
------------------------------------------------------------------------------------------
  Class R                                                           11,404              --
------------------------------------------------------------------------------------------
  Institutional Class                                            6,755,108              --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (4,572,240)    339,077,343
==========================================================================================
    Net increase (decrease) in net assets                       (5,442,474)    337,479,982
==========================================================================================

NET ASSETS:

  Beginning of year                                            337,479,982              --
==========================================================================================
  End of year (including undistributed net investment income
    of $56,977 and $(4,438) for 2004 and 2003, respectively)  $332,037,508    $337,479,982
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Short Term Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with the preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% of the Fund's average daily net assets. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) on Class A, Class C, Class R and Institutional Class shares to 0.95%, 1.60%, 1.10% and 0.60%, respectively through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $837.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $35,668 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $87,141 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $156,556 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class C, Class R and Institutional Cass shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the Fund's average daily net assets of Class C shares and 0.50% of the Fund's average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has contractually agreed to waive 0.10% and 0.40% of the Rule 12b-1 plan fees on Class A and Class C shares, respectively. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class C and Class R shares paid $2,167, $2,067,073 and $13 after AIM Distributors waived plan fees of $866 and $1,378,049 for Class A and Class C shares, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2004, AIM Distributors advised the Fund that it retained $3,646 in front-end sales commissions from the sale of Class A shares and $0, $4,233 and $0 from Class A, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               07/31/03          AT COST          FROM SALES       (DEPRECIATION)      07/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $322,088        $ 91,618,782      $ (91,897,159)       $    --           $43,711        $14,390       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             322,088          91,618,782        (91,897,159)            --            43,711         14,338            --
==================================================================================================================================
  Total            $644,176        $183,237,564      $(183,794,318)       $    --           $87,422        $28,728       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $4,097 and credits in custodian fees of $2,430 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $6,527.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $4,584 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FUTURES CONTRACTS

On July 31, 2004, $900,000 principal amount of U.S. corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                         OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                               NO. OF        MONTH/         MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                       46       Dec-04/Long    $11,228,600       $(41,630)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                       196       Sep-04/Long     41,380,500        193,165
=======================================================================================================================
                                                                                          $52,609,100       $151,535
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended July 31, 2004 and the period August 30, 2002 (date operations commenced) through July 31, 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $8,687,493    $3,757,098
--------------------------------------------------------------------------------------
Return of capital                                                     --        68,668
======================================================================================
Total distributions                                           $8,687,493    $3,825,766
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $     66,106
--------------------------------------------------------------------------
Unrealized appreciation investments                                851,579
--------------------------------------------------------------------------
Temporary book/tax differences                                      (9,129)
--------------------------------------------------------------------------
Capital loss carryforward                                       (1,808,172)
--------------------------------------------------------------------------
Post-October capital loss deferral                              (1,396,508)
--------------------------------------------------------------------------
Shares of beneficial interest                                  334,333,632
==========================================================================
Total net assets                                              $332,037,508
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and the realization of gains on certain futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                  CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD*
-------------------------------------------------------------------------------
July 31, 2011                                                      $   20,292
-------------------------------------------------------------------------------
July 31, 2012                                                       1,787,880
===============================================================================
Total capital loss carryforward                                    $1,808,172
_______________________________________________________________________________
===============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004, was $465,629,338 and $468,873,974, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 2,832,664
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,981,085)
===============================================================================
Net unrealized appreciation of investment securities               $   851,579
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $327,978,381.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities on July 31, 2004, undistributed net investment income (loss) was increased by $3,311,814 and undistributed net realized gain (loss) was decreased by $3,311,814. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    AUGUST 30, 2002
                                                                                                    (DATE OPERATIONS
                                                                       YEAR ENDED                    COMMENCED) TO
                                                                     JULY 31, 2004                   JULY 31, 2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A(a)                                                      743,963    $   7,430,672             --    $          --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      35,091,467      352,966,553     50,609,851      509,493,749
--------------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                        1,131           11,341             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                          675,095        6,741,273             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A(a)                                                        1,921           19,226             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         715,503        7,192,526        317,302        3,197,003
--------------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                            6               63             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                            2,002           20,025             --               --
==========================================================================================================================
Reacquired:
  Class A(a)                                                      (49,745)        (497,810)            --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (37,689,480)    (378,449,919)   (17,239,232)    (173,613,409)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                             (620)          (6,190)            --               --
==========================================================================================================================
                                                                 (508,757)   $  (4,572,240)    33,687,921    $ 339,077,343
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Class A, Class R and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                   CLASS A
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.03
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.05(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             (0.00)
==============================================================================
    Total from investment operations                                  0.05
==============================================================================
Less distributions from net investment income                        (0.07)
==============================================================================
Net asset value, end of period                                      $10.01
______________________________________________________________________________
==============================================================================
Total return(b)                                                       0.46%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $6,971
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      0.85%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   0.96%(c)
==============================================================================
Ratio of net investment income to average net assets                  1.92%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                             126%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,409,883.
(d)  Not annualized for periods less than one year.

                                                                           CLASS C
                                                              ---------------------------------
                                                                               AUGUST 30, 2002
                                                                               (DATE OPERATIONS
                                                              YEAR ENDED        COMMENCED) TO
                                                               JULY 31,            JULY 31,
                                                                 2004                2003
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.02            $  10.01
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.16(a)             0.12(a)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.08                0.14
===============================================================================================
    Total from investment operations                               0.24                0.26
===============================================================================================
Less distributions:
  Dividends from net investment income                            (0.25)              (0.25)
-----------------------------------------------------------------------------------------------
  Return of capital                                                  --               (0.00)
===============================================================================================
    Total distributions                                           (0.25)              (0.25)
===============================================================================================
Net asset value, end of period                                 $  10.01            $  10.02
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                    2.44%               2.58%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $318,282            $337,480
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.20%(c)            1.20%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.61%(c)            1.60%(d)
===============================================================================================
Ratio of net investment income to average net assets               1.57%(c)            1.28%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                          126%                 88%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $344,512,156.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.03
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.04(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.01
==============================================================================
    Total from investment operations                                  0.05
==============================================================================
Less distributions from net investment income                        (0.06)
==============================================================================
Net asset value, end of period                                      $10.02
______________________________________________________________________________
==============================================================================
Total return(b)                                                       0.49%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   11
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.10%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.11%(c)
==============================================================================
Ratio of net investment income to average net assets                  1.67%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                             126%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $10,520.
(d)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.03
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.05(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               (0.00)
===================================================================================
    Total from investment operations                                    0.05
===================================================================================
Less distributions from net investment income                          (0.07)
===================================================================================
Net asset value, end of period                                        $10.01
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         0.52%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $6,773
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        0.60%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.61%(c)
===================================================================================
Ratio of net investment income to average net assets                    2.17%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                               126%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.

(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(c) Ratios are annualized and based on average daily net assets of $2,775,943.

(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Total Return Bond Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Total Return Bond Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Total Return Bond Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-50.34%

ADVERTISING-0.25%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05                $250,000    $    257,556
=======================================================================

AEROSPACE & DEFENSE-0.24%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                        225,000         248,978
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.21%

Bank of New York Institutional Capital Trust-
  Series A, Bonds, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $238,542)(a)                   200,000         215,098
=======================================================================

AUTOMOBILE MANUFACTURERS-0.69%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04       700,000         703,542
=======================================================================

BROADCASTING & CABLE TV-4.13%

Comcast Corp., Sr. Sub. Deb., 10.63%,
  07/15/12                                      200,000         253,052
-----------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05                               500,000         533,840
-----------------------------------------------------------------------
  9.50%, 08/01/13                              1,000,000      1,115,400
-----------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05                               100,000         103,606
-----------------------------------------------------------------------
  7.50%, 08/15/04                               350,000         350,602
-----------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                      125,000         131,394
-----------------------------------------------------------------------
Rogers Cablesystems Ltd. (Canada)-Series B,
  Sr. Sec. Second Priority Yankee Notes,
  10.00%, 03/15/05                              300,000         313,500
-----------------------------------------------------------------------
TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05                               350,000         360,738
-----------------------------------------------------------------------
TCI Communications, Inc., Sr. Notes, 8.65%,
  09/15/04                                      200,000         201,410
-----------------------------------------------------------------------
Time Warner Cos., Inc., Sr. Unsec. Gtd. Deb.,
  7.57%, 02/01/24                               200,000         215,572
-----------------------------------------------------------------------
Time Warner Cos., Inc., Unsec. Deb., 9.15%,
  02/01/23                                      350,000         435,246
-----------------------------------------------------------------------
Time Warner Cos., Inc., Unsec. Notes,
  7.75%, 06/15/05                               200,000         208,642
=======================================================================
                                                              4,223,002
=======================================================================

COMMUNICATIONS EQUIPMENT-0.45%

News America Holdings, Sr. Gtd. Notes,
  8.50%, 02/15/05                               450,000         463,720
=======================================================================

COMPUTER HARDWARE-0.39%

Sun Microsystems, Inc., Sr. Unsec. Notes,
  7.35%, 08/15/04                               400,000         400,600
=======================================================================

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------


CONSUMER FINANCE-7.11%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                        $100,000    $    113,061
-----------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05                                      250,000         262,525
-----------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes,
  7.25%, 05/01/06                               525,000         553,859
-----------------------------------------------------------------------
  8.75%, 02/01/07                               350,000         388,612
-----------------------------------------------------------------------
Capital One Financial Corp., Unsec. Notes,
  7.13%, 08/01/08                               175,000         189,658
-----------------------------------------------------------------------
Ford Motor Credit Co., Floating Rate Global
  Notes, 3.54%, 10/25/04(b)                     700,000         700,868
-----------------------------------------------------------------------
Ford Motor Credit Co., Notes, 6.75%, 05/15/05   100,000         103,129
-----------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Global Notes,
  6.50%, 01/25/07                               150,000         158,139
-----------------------------------------------------------------------
  6.88%, 02/01/06                               300,000         314,979
-----------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Global Notes,
  7.50%, 03/15/05                               300,000         309,144
-----------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Notes, 7.75%,
  03/15/05                                      500,000         515,905
-----------------------------------------------------------------------
General Motors Acceptance Corp., Floating
  Rate Medium Term Notes, 3.34%, 03/04/05(b)   1,600,000      1,602,304
-----------------------------------------------------------------------
General Motors Acceptance Corp., Global
  Notes,
  4.50%, 07/15/06                               175,000         177,704
-----------------------------------------------------------------------
  7.50%, 07/15/05                               150,000         156,324
-----------------------------------------------------------------------
General Motors Acceptance Corp., Medium Term
  Notes,
  4.15%, 02/07/05                               180,000         181,449
-----------------------------------------------------------------------
  5.25%, 05/16/05                               275,000         280,302
-----------------------------------------------------------------------
General Motors Acceptance Corp., Unsec.
  Unsub. Global Notes, 6.75%, 01/15/06(c)       450,000         471,352
-----------------------------------------------------------------------
General Motors Acceptance Corp., Floating
  Rate Medium Term Notes, 3.16%, 05/19/05(b)    300,000         300,666
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Medium Term Notes,
  6.60%, 11/22/04                                60,000          60,580
-----------------------------------------------------------------------
  6.75%, 11/04/04                                30,000          30,328
-----------------------------------------------------------------------
  7.00%, 10/25/04                               340,000         342,761
-----------------------------------------------------------------------
General Motors Acceptance Corp., Notes,
  5.65%, 11/15/04                                50,000          50,327
=======================================================================
                                                              7,263,976
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.45%

Electronic Data Systems Corp., Unsec. Unsub.
  Global Notes, 6.85%, 10/15/04                 450,000         453,937
=======================================================================


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

DIVERSIFIED BANKS-5.29%

AB Spintab (Sweden), Bonds, 7.50%, (Acquired
  02/12/04; Cost $133,922)(a)(d)               $120,000    $    129,377
-----------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(d)                        100,000         108,033
-----------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $83,179)(a)(e)        75,000          78,151
-----------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $98,375)(a)(e)                 100,000          95,547
-----------------------------------------------------------------------
BankAmerica Corp., Unsec. Sub. Notes,
  7.13%, 03/01/09                               125,000         140,411
-----------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 1.97%, 06/08/28(b)                250,000         243,902
-----------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $209,209)(a)(d)                               170,000         203,243
-----------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $379,629)(a)(e)                               300,000         340,845
-----------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $479,111)(a)(e)      450,000         477,382
-----------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Yankee Notes, 8.88%, 06/01/05          500,000         523,830
-----------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Medium
  Term Sub. Euro Notes, 2.15%(d)(f)             300,000         297,000
-----------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $200,000)(a)(d)                               200,000         201,936
-----------------------------------------------------------------------
Danske Bank A/S (Denmark), Sub. Notes,
  6.38%, 06/15/08 (Acquired 08/30/02; Cost
  $107,346)(a)                                  100,000         103,294
-----------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27                               160,000         180,219
-----------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                              250,000         284,780
-----------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61%, (Acquired 11/05/03; Cost
  $74,602)(a)(d)                                 80,000          74,071
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.19%(d)(f)                                   300,000         262,379
-----------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 1.31%, 08/29/87                70,000          60,221
-----------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 1.38%(d)(f)                  100,000          86,490
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                         160,000         199,989
-----------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(d)             75,000          70,096
-----------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07                               450,000         450,747
-----------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10                        300,000         316,500
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

DIVERSIFIED BANKS-(CONTINUED)

Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $476,505)(a)(e)               $450,000    $    475,488
=======================================================================
                                                              5,403,931
=======================================================================

DIVERSIFIED CAPITAL MARKETS-0.78%

JPMorgan Chase Bank, Sub. Notes, 7.00%,
  06/01/05                                      250,000         259,182
-----------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(d)                               450,000         538,996
=======================================================================
                                                                798,178
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.53%

Erac USA Finance Co., Notes, 6.63%, 02/15/05
  (Acquired 07/21/04; Cost $547,487)(a)(e)      535,000         546,395
=======================================================================

ELECTRIC UTILITIES-3.05%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05           50,000          53,159
-----------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                               500,000         501,485
-----------------------------------------------------------------------
Consolidated Edison Co. of New York-Series
  96A, Unsec. Deb., 7.75%, 06/01/26(g)          250,000         270,177
-----------------------------------------------------------------------
Dominion Resources, Inc.-Series E, Sr. Unsec.
  Unsub. Notes, 7.82%, 09/15/04                 200,000         201,460
-----------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                        650,000         686,848
-----------------------------------------------------------------------
PG&E Corp., First Mortgage Floating Rate
  Notes, 2.30%, 04/03/06(b)                     250,000         250,132
-----------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07                 350,000         386,459
-----------------------------------------------------------------------
Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  6.75%, 12/15/04 (Acquired 01/08/04; Cost
  $259,688)(a)(e)                               250,000         252,716
-----------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08                        500,000         512,651
=======================================================================
                                                              3,115,087
=======================================================================

ENVIRONMENTAL SERVICES-0.49%

Waste Management, Inc., Sr. Unsec. Notes,
  7.00%, 10/01/04                               500,000         504,025
=======================================================================

FOOD RETAIL-0.12%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05                                      125,000         124,409
=======================================================================

GAS UTILITIES-1.43%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                         250,000         264,200
-----------------------------------------------------------------------
Columbia Energy Group-Series C, Notes,
  6.80%, 11/28/05                               250,000         262,575
-----------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 8.00%, 03/15/05                 400,000         413,828
-----------------------------------------------------------------------


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
GAS UTILITIES-(CONTINUED)

NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05                       $500,000    $    516,920
=======================================================================
                                                              1,457,523
=======================================================================

HEALTH CARE FACILITIES-0.72%

HCA Inc., Notes, 7.00%, 07/01/07                300,000         319,080
-----------------------------------------------------------------------
HCA Inc., Sr. Sub. Notes, 6.91%, 06/15/05       400,000         411,760
=======================================================================
                                                                730,840
=======================================================================

HOMEBUILDING-1.72%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11                                      300,000         334,500
-----------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                        400,000         442,480
-----------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes,
  7.30%, 10/24/05                               200,000         209,892
-----------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10                        400,000         445,080
-----------------------------------------------------------------------
Schuler Homes, Inc., Sr. Unsec. Gtd. Global
  Notes, 9.38%, 07/15/09                        300,000         329,250
=======================================================================
                                                              1,761,202
=======================================================================

HOUSEWARES & SPECIALTIES-0.36%

American Greetings Corp., Unsec. Putable
  Notes, 6.10%, 08/01/08                        350,000         365,155
=======================================================================

HYPERMARKETS & SUPER CENTERS-0.13%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                      125,000         130,960
=======================================================================

INDUSTRIAL CONGLOMERATES-0.51%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05                                      400,000         413,172
-----------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $113,227)(a)(e)                               100,000         108,609
=======================================================================
                                                                521,781
=======================================================================

INTEGRATED OIL & GAS-0.79%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33                                      400,000         407,236
-----------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%, 03/15/28    100,000         108,871
-----------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                               250,000         256,993
-----------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                30,000          31,350
=======================================================================
                                                                804,450
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.06%

Carolina Telephone & Telegraph Co., Deb.,
  7.25%, 12/15/04                                25,000          25,401
-----------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31                 175,000         223,181
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06                       $250,000    $    264,258
-----------------------------------------------------------------------
Sprint Capital Corp., Unsec. Gtd. Global
  Notes, 7.90%, 03/15/05                        450,000         465,737
-----------------------------------------------------------------------
Sprint Corp., Deb. 9.25%, 04/15/22               75,000          92,984
-----------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                               400,000         435,841
-----------------------------------------------------------------------
  8.00%, 06/01/11                                75,000          86,671
-----------------------------------------------------------------------
Verizon California, Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(g)                      100,000         101,979
-----------------------------------------------------------------------
Verizon Communications, Inc., Unsec. Deb.,
  6.94%, 04/15/28                                50,000          51,532
-----------------------------------------------------------------------
  8.75%, 11/01/21                               125,000         154,126
-----------------------------------------------------------------------
Verizon New York Inc.-Series A, Sr. Unsec.
  Global Deb., 6.88%, 04/01/12                  100,000         108,469
-----------------------------------------------------------------------
Verizon Virginia, Inc.-Series A, Unsec.
  Global Deb., 4.63%, 03/15/13                  100,000          94,704
=======================================================================
                                                              2,104,883
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.82%

Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03; Cost
  $167,339)(a)                                  150,000         157,665
-----------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05                                      250,000         266,068
-----------------------------------------------------------------------
Lehman Brothers Inc., Sr. Unsec. Sub. Notes,
  7.63%, 06/01/06                               150,000         162,057
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                   250,000         253,823
=======================================================================
                                                                839,613
=======================================================================

LIFE & HEALTH INSURANCE-0.57%

Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                      120,000         126,504
-----------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04; Cost
  $355,113)(a)(g)                               300,000         342,111
-----------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                               100,000         109,879
=======================================================================
                                                                578,494
=======================================================================

MOVIES & ENTERTAINMENT-0.20%

Time Warner Cos., Inc., Notes, 7.98%,
  08/15/04                                      200,000         200,380
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.14%

Dominion Resources, Inc.-Series F, Sr. Unsec.
  Putable Notes, 5.25%, 08/01/15                 75,000          72,383
-----------------------------------------------------------------------


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER-(CONTINUED)

Duke Energy Corp., Unsec. Unsub. Floating
  Rate Notes, 1.95%, 01/15/05(b)               $ 70,000    $     69,996
=======================================================================
                                                                142,379
=======================================================================

MUNICIPALITIES-1.20%

Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series
  2003 B, 6.10%, 05/01/24(g)                    450,000         452,813
-----------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility
  Series 2004 RB,
  3.69%, 07/01/07(g)                            100,000         100,250
-----------------------------------------------------------------------
  4.21%, 07/01/08(g)                            125,000         125,781
-----------------------------------------------------------------------
  6.25%, 07/01/29(g)                            160,000         167,000
-----------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(g)(h)                                400,000         375,500
=======================================================================
                                                              1,221,344
=======================================================================

OIL & GAS DRILLING-0.10%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05                               100,000         102,989
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.62%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 8/20/03; Cost
  $147,662)(a)(e)                               142,463         138,651
-----------------------------------------------------------------------
Kerr-McGee Corp., Unsec. Gtd. Global Notes,
  5.38%, 04/15/05                               150,000         152,408
-----------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%, 12/15/14     325,000         341,933
=======================================================================
                                                                632,992
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.05%

Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $49,867)(a)(e)                  50,000          49,618
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.70%

Bombardier Capital, Inc., Notes, 7.50%,
  08/15/04 (Acquired 04/13/04-06/02/04; Cost
  $665,058)(a)(e)                               655,000         655,852
-----------------------------------------------------------------------
CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05                        175,000         184,202
-----------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%, 01/30/06      25,000          25,057
-----------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05                        400,000         418,504
-----------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(d)                                75,000          88,058
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $339,375)(a)(d)                              $300,000    $    344,964
-----------------------------------------------------------------------
Ohana Military Communities, LLC-Series A,
  Class I, Notes, 6.04%, 10/01/34                75,000          74,406
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands), Sr.
  Unsec. Global Notes, 8.02%, 05/15/07          275,000         293,213
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands)-Series
  1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                      100,000         113,870
-----------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $199,866)(a)(e)                          200,000         194,505
-----------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03; Cost $162,587)(a)(e)      144,903         164,517
-----------------------------------------------------------------------
XTRA, Inc.-Series C, Gtd. Medium Term Notes,
  7.70%, 11/02/04                               200,000         202,172
=======================================================================
                                                              2,759,320
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.64%

First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12                               225,000         252,272
-----------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-03/23/04; Cost $416,027)(a)(e)       400,000         402,988
=======================================================================
                                                                655,260
=======================================================================

REAL ESTATE-2.48%

Developers Diversified Realty Corp., Sr.
  Medium Term Notes, 6.84%, 12/16/04            500,000         507,670
-----------------------------------------------------------------------
Duke Realty L.P., Medium Term Notes, 7.14%,
  11/05/04                                      500,000         506,282
-----------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes,
  6.63%, 02/15/05                               350,000         357,343
-----------------------------------------------------------------------
EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                      350,000         378,676
-----------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05                               225,000         230,355
-----------------------------------------------------------------------
JDN Realty Corp., Unsec. Unsub. Notes,
  6.80%, 08/01/04                               500,000         499,980
-----------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05                                50,000          52,322
=======================================================================
                                                              2,532,628
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.10%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes,
  6.80%, 12/01/06                               100,000         105,021
=======================================================================

REGIONAL BANKS-2.34%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 2.86%, 03/01/34(b)       125,000         128,341
-----------------------------------------------------------------------


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08                              $500,000    $    499,365
-----------------------------------------------------------------------
KeyCorp, Unsec. Sub. Notes, 7.25%, 06/01/05     160,000         165,920
-----------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 1.88%, 06/01/28(b)                     125,000         117,983
-----------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09                               350,000         353,066
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.25%(d)(f)                           1,000,000        996,966
-----------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14                                      125,000         126,520
=======================================================================
                                                              2,388,161
=======================================================================

REINSURANCE-0.10%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.00%, 02/15/26                        100,000         106,335
=======================================================================

RESTAURANTS-0.08%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                       75,000          81,240
=======================================================================

SOVEREIGN DEBT-1.71%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                      100,000         104,521
-----------------------------------------------------------------------
Russian Federation (Russia), Unsec. Unsub.
  Disc. Bonds, 5.00%, 03/31/30 (Acquired
  05/18/04; Cost $270,188)(a)                   300,000         276,270
-----------------------------------------------------------------------
Russian Federation (Russia), Unsec. Unsub.
  Euro Bonds-REGS,
  8.75%, 07/24/05 (Acquired 05/14/04;
  Cost $475,425)(a)                             450,000         473,487
-----------------------------------------------------------------------
  10.00%, 06/26/07 (Acquired
  05/14/04-05/18/04; Cost $388,744)(a)          345,000         388,618
-----------------------------------------------------------------------
United Mexican States (Mexico), Global Notes,
  6.63%, 03/03/15                               150,000         152,490
-----------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes, 7.50%, 04/08/33     350,000         348,653
=======================================================================
                                                              1,744,039
=======================================================================

SPECIALTY CHEMICALS-0.49%

ICI Wilmington Inc., Gtd. Notes, 6.95%,
  09/15/04                                      500,000         502,300
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.86%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27                               100,000         113,979
-----------------------------------------------------------------------
Sovereign Bancorp, Inc., Sr. Unsec. Notes,
  10.50%, 11/15/06                              300,000         343,629
-----------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                        400,000         419,864
=======================================================================
                                                                877,472
=======================================================================

TOBACCO-0.25%

Altria Group, Inc., Notes, 7.13%, 10/01/04      100,000         100,875
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

TOBACCO-(CONTINUED)

Altria Group, Inc., Sr. Unsec. Notes,
  7.00%, 11/04/13                              $ 75,000    $     77,566
-----------------------------------------------------------------------
Altria Group, Inc., Unsec. Notes, 6.38%,
  02/01/06                                       75,000          77,530
=======================================================================
                                                                255,971
=======================================================================

TRUCKING-1.96%

Hertz Corp. (The), Floating Rate Global
  Notes, 1.77%, 08/13/04(b)                    1,000,000        999,550
-----------------------------------------------------------------------
Hertz Corp. (The), Sr. Global Notes, 8.25%,
  06/01/05                                      400,000         416,796
-----------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                               525,000         588,478
=======================================================================
                                                              2,004,824
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.03%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                525,000         589,118
-----------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                       400,000         459,676
=======================================================================
                                                              1,048,794
=======================================================================
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes (Cost
      $51,610,848)                                           51,428,402
=======================================================================

U.S. MORTGAGE-BACKED SECURITIES-27.56%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-7.14%

Pass Through Ctfs.,
  6.00%, 08/01/14 to 10/01/32                  2,133,011      2,212,244
-----------------------------------------------------------------------
  5.50%, 05/01/16 to 02/01/17                   228,623         235,582
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32                   826,600         870,941
-----------------------------------------------------------------------
  7.00%, 06/01/16 to 06/01/32                   261,058         276,562
-----------------------------------------------------------------------
  7.50%, 04/01/17 to 03/01/32                   311,154         333,900
-----------------------------------------------------------------------
  5.00%, 07/01/34                              2,500,000      2,438,393
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/15(i)                            921,000         927,885
=======================================================================
                                                              7,295,507
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-16.10%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                    66,992          71,695
-----------------------------------------------------------------------
  7.00%, 12/01/15 to 02/01/33                  1,283,091      1,357,448
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 10/01/32                  2,892,253      3,026,982
-----------------------------------------------------------------------
  6.00%, 01/01/17 to 12/01/33                  1,575,511      1,625,358
-----------------------------------------------------------------------
  5.50%, 09/01/17 to 03/01/34                  4,102,764      4,122,981
-----------------------------------------------------------------------
  5.00%, 03/01/18 to 10/01/18                  1,382,598      1,395,457
-----------------------------------------------------------------------
  8.00%, 08/01/21 to 04/01/32                   470,115         508,691
-----------------------------------------------------------------------


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Pass Through Ctfs., TBA,
  5.50%, 08/01/19(i)                           $947,776    $    974,666
-----------------------------------------------------------------------
  6.00%, 09/01/32(i)                           1,372,000      1,409,982
-----------------------------------------------------------------------
  5.00%, 08/01/34(i)                           2,000,000      1,952,985
=======================================================================
                                                             16,446,245
=======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-4.32%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 05/15/32                   376,847         407,197
-----------------------------------------------------------------------
  8.50%, 02/15/25                                40,159          44,084
-----------------------------------------------------------------------
  8.00%, 08/15/25                                14,172          15,599
-----------------------------------------------------------------------
  7.00%, 04/15/28 to 03/15/33                   422,549         449,284
-----------------------------------------------------------------------
  6.00%, 11/15/28 to 02/15/33                  1,255,565      1,293,966
-----------------------------------------------------------------------
  6.50%, 01/15/29 to 12/15/33                  1,624,682      1,702,240
-----------------------------------------------------------------------
  5.50%, 12/15/33                               496,020         500,226
=======================================================================
                                                              4,412,596
=======================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $27,909,141)                                     28,154,348
=======================================================================

U.S. TREASURY SECURITIES-8.94%

U.S. TREASURY BILLS-3.11%

1.25%, 05/31/05(c)(j)                          1,000,000        994,297
-----------------------------------------------------------------------
1.50%, 07/31/05(j)                             2,200,000      2,188,313
=======================================================================
                                                              3,182,610
=======================================================================
U.S. TREASURY NOTES-1.35%

3.13%, 10/15/08                                 275,000         271,047
-----------------------------------------------------------------------
4.75%, 11/15/08                                 650,000         681,789
-----------------------------------------------------------------------
5.00%, 02/15/11                                 400,000         421,938
=======================================================================
                                                              1,374,774
=======================================================================

U.S. TREASURY BONDS-4.11%

7.25%, 05/15/16 to 08/15/22                    1,900,000      2,334,734
-----------------------------------------------------------------------
7.50%, 11/15/16                                1,500,000      1,870,078
=======================================================================
                                                              4,204,812
=======================================================================

U.S. TREASURY STRIPS-0.37%

5.98%, 11/15/23(k)                             1,100,000        377,437
=======================================================================
    Total U.S. Treasury Securities (Cost
      $9,156,827)                                             9,139,633
=======================================================================

ASSET-BACKED SECURITIES-2.44%

OTHER DIVERSIFIED FINANCIAL SERVICES-2.44%

Citicorp Lease-Series 1999-1, Class A1,
  Pass Through Ctfs., 7.22%, 06/15/05
  (Acquired 05/08/02-07/15/04; Cost
  $895,392)(a)                                  848,772         881,309
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Citicorp Lease-Series 1999-1, Class A2,
  Pass Through Ctfs., 8.04%, 12/15/19
  (Acquired 08/20/02; Cost $166,614)(a)        $150,000    $    173,015
-----------------------------------------------------------------------
Mangrove Bay, Pass Through Ctfs., 6.10%,
  07/15/33 (Acquired 07/13/04; Cost
  $298,242)(a)                                  300,000         299,201
-----------------------------------------------------------------------
Patrons' Legacy-Series 2004-I, Ctfs., 6.67%,
  02/04/17 (Acquired 4/30/04; Cost
  $500,000)(a)(e)                               500,000         500,312
-----------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $384,150)(a)(e)      378,973         379,501
-----------------------------------------------------------------------
Yorkshire Power Pass Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  06/19/03-09/22/03; Cost $270,870)(a)(e)       250,000         256,747
=======================================================================
                                                              2,490,085
=======================================================================
    Total Asset-Backed Securities (Cost
      $2,481,769)                                             2,490,085
=======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-2.06%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.51%

Unsec. Disc. Notes, 0%, 08/11/04 to 11/10/04   1,000,000        998,287
-----------------------------------------------------------------------
Unsec. Floating Rate Global Notes, 3.43%,
  02/17/09(l)                                   250,000         249,745
-----------------------------------------------------------------------
Unsec. Global Notes, 3.38%, 12/15/08            300,000         293,538
=======================================================================
                                                              1,541,570
=======================================================================

TENNESSEE VALLEY AUTHORITY-0.55%

Unsec. Bonds, 7.14%, 05/23/12                   500,000         566,535
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $2,092,961)                                       2,108,105
=======================================================================

                                                SHARES

PREFERRED STOCKS-1.36%

INTEGRATED OIL & GAS-0.49%

Shell Frontier Oil & Gas Inc.-Series A,
  2.38% Floating Rate Pfd.(b)                         5         500,000
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.48%

Zurich RegCaPS Funding Trust III, 1.71%
  Floating Rate Pfd. (Acquired 3/17/04; Cost
  $484,802)(a)(b)(d)(e)                             500         487,500
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.39%

Fannie Mae-Series K, 3.00% Pfd.                   8,000         404,500
=======================================================================
    Total Preferred Stocks (Cost $1,386,402)                  1,392,000
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-10.78%

Liquid Assets Portfolio-Institutional
  Class(m)                                     5,505,206   $  5,505,206
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(m)    5,505,206      5,505,206
=======================================================================
    Total Money Market Funds (Cost
      $11,010,412)                                           11,010,412
=======================================================================
TOTAL INVESTMENTS-103.48% (Cost $105,648,360)               105,722,985
=======================================================================
OTHER ASSETS LESS LIABILITIES-(3.48%)                        (3,554,997)
=======================================================================
NET ASSETS-100.00%                                         $102,167,988
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2004 was $9,868,983, which represented 9.66% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Interest rate is redetermined quarterly. Rate shown is rate in effect on July 31, 2004.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 8.
(d) Perpetual bond with no specified maturity date.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at July 31, 2004 was $5,605,324, which represented 5.49% of the Fund's net assets.
(f) Interest rate is redetermined semi-annually. Rate shown is rate in effect on July 31, 2004.
(g) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(h) Zero Coupon bond issued at a discount. The interest rate shown represents the current yield on July 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(i) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(j) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(l) Interest rate is redetermined monthly. Rate shown is rate in effect on July 31, 2004.
(m) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $94,637,948)                                 $ 94,712,573
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $11,010,412)                             11,010,412
===========================================================
    Total investments (cost $105,648,360)       105,722,985
___________________________________________________________
===========================================================
Receivables for:
  Investments sold                                  109,423
-----------------------------------------------------------
  Variation margin                                   83,959
-----------------------------------------------------------
  Fund shares sold                                  744,160
-----------------------------------------------------------
  Dividends and interest                          1,198,826
-----------------------------------------------------------
  Amount due from advisor                            55,426
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    8,954
-----------------------------------------------------------
Other assets                                         60,223
===========================================================
    Total assets                                107,983,956
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           5,257,024
-----------------------------------------------------------
  Fund shares reacquired                            238,352
-----------------------------------------------------------
  Dividends                                          17,059
-----------------------------------------------------------
  Deferred compensation and retirement plans          9,528
-----------------------------------------------------------
Accrued distribution fees                            51,210
-----------------------------------------------------------
Accrued trustees' fees                                  978
-----------------------------------------------------------
Accrued transfer agent fees                         217,521
-----------------------------------------------------------
Accrued operating expenses                           24,296
===========================================================
    Total liabilities                             5,815,968
===========================================================
Net assets applicable to shares outstanding    $102,167,988
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $101,722,922
-----------------------------------------------------------
Undistributed net investment income                  (8,256)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and futures contracts        90,092
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                  363,230
===========================================================
                                               $102,167,988
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 35,948,270
___________________________________________________________
===========================================================
Class B                                        $ 44,047,362
___________________________________________________________
===========================================================
Class C                                        $  8,649,074
___________________________________________________________
===========================================================
Class R                                        $    107,922
___________________________________________________________
===========================================================
Institutional Class                            $ 13,415,360
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           3,439,815
___________________________________________________________
===========================================================
Class B                                           4,214,876
___________________________________________________________
===========================================================
Class C                                             827,743
___________________________________________________________
===========================================================
Class R                                              10,334
___________________________________________________________
===========================================================
Institutional Class                               1,283,261
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.45
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.45 divided by
      95.25%)                                  $      10.97
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      10.45
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.45
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      10.44
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.45
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $3,404,296
------------------------------------------------------------------------
Dividends from affiliated money market funds                      30,361
========================================================================
    Total investment income                                    3,434,657
========================================================================

EXPENSES:

Advisory fees                                                    443,190
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    31,240
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        113,436
------------------------------------------------------------------------
  Class B                                                        459,917
------------------------------------------------------------------------
  Class C                                                         87,368
------------------------------------------------------------------------
  Class R                                                             48
------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       323,557
------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                         1,163
------------------------------------------------------------------------
Trustees' and retirement fees                                     11,798
------------------------------------------------------------------------
Other                                                            210,985
========================================================================
    Total expenses                                             1,732,702
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (441,850)
========================================================================
    Net expenses                                               1,290,852
========================================================================
Net investment income                                          2,143,805
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        1,159,742
------------------------------------------------------------------------
  Futures contracts                                             (415,834)
========================================================================
                                                                 743,908
========================================================================
Change in net unrealized appreciation of:
  Investment securities                                          954,446
------------------------------------------------------------------------
  Futures contracts                                              288,605
========================================================================
                                                               1,243,051
========================================================================
Net gain from investment securities and futures contracts      1,986,959
========================================================================
Net increase in net assets resulting from operations          $4,130,764
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                    2004           2003
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                         $  2,143,805    $ 1,582,068
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                        743,908      1,445,148
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                    1,243,051     (1,022,343)
===========================================================================================
    Net increase in net assets resulting from operations           4,130,764      2,004,873
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (1,119,985)      (797,837)
-------------------------------------------------------------------------------------------
  Class B                                                         (1,252,383)    (1,033,094)
-------------------------------------------------------------------------------------------
  Class C                                                           (237,664)      (208,766)
-------------------------------------------------------------------------------------------
  Class R                                                               (263)            --
-------------------------------------------------------------------------------------------
  Institutional Class                                                (49,476)            --
===========================================================================================
    Total distributions from net investment income                (2,659,771)    (2,039,697)
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                           (275,772)       (29,369)
-------------------------------------------------------------------------------------------
  Class B                                                           (409,926)       (47,717)
-------------------------------------------------------------------------------------------
  Class C                                                            (73,816)        (8,496)
===========================================================================================
    Total distributions from net realized gains                     (759,514)       (85,582)
===========================================================================================
    Decrease in net assets resulting from distributions           (3,419,285)    (2,125,279)
===========================================================================================
Share transactions-net:
  Class A                                                          5,423,188     21,104,305
-------------------------------------------------------------------------------------------
  Class B                                                         (4,003,657)    33,005,431
-------------------------------------------------------------------------------------------
  Class C                                                           (562,735)     6,138,256
-------------------------------------------------------------------------------------------
  Class R                                                            107,444             --
-------------------------------------------------------------------------------------------
  Institutional Class                                             13,316,991             --
===========================================================================================
    Net increase in net assets resulting from share
     transactions                                                 14,281,231     60,247,992
===========================================================================================
    Net increase in net assets                                    14,992,710     60,127,586
===========================================================================================

NET ASSETS:

  Beginning of year                                               87,175,278     27,047,692
===========================================================================================
  End of year (including undistributed net investment income of $(8,256) and $(5,473) for 2004 and 2003,
    respectively)                                               $102,167,988    $87,175,278
___________________________________________________________________________________________
===========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Total Return Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve maximum total return consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $500 million of the Fund's average daily net assets, plus 0.45% on the next $500 million of the Fund's average daily net assets, plus 0.40% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.00%, 1.65%, 1.65%, 1.15% and 0.65%, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.25%, 1.90%, 1.90%, 1.40% and 0.90%, respectively, through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $386,506.

    For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $21,819 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $166,081 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has agreed to waive up to 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C and Class R shares paid $81,026, $459,917, $87,368 and $48, respectively after AIM Distributors waived Class A plan fees of $32,410.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2004, AIM Distributors advised the Fund that it retained $52,886 in front-end sales commissions from the sale of Class A shares and $55, $2,641, $2,323 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                        MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                      07/31/03        AT COST       FROM SALES     (DEPRECIATION)      07/31/04       INCOME     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional Class    $  750,113     $36,578,019    $(31,822,926)       $   --        $ 5,505,206     $15,181       $   --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class       750,113      36,578,019     (31,822,926)           --          5,505,206      15,180           --
================================================================================================================================
    Total                $1,500,226     $73,156,038    $(63,645,852)       $   --        $11,010,412     $30,361       $   --
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM and INVESCO funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended July 31, 2004, the Fund engaged in purchases and sales of securities of $0 and $406,143, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $1,107 and credits in custodian fees of $8 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $1,115.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $3,884 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the fund's aggregate borrowings from all source exceeds 10% of the fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--FUTURES CONTRACTS

On July 31, 2004, $700,000 principal amount of U.S. Corporate obligations and U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                         OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                               NO. OF        MONTH/         MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                         6       Dec-04/Long    $ 1,464,600       $ (5,430)
-----------------------------------------------------------------------------------------------------------------------
U.S. 30 Year Bond                                                  2       Sep-04/Long        216,438          6,944
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 year Notes                                        51       Sep-04/Long     10,767,375         45,391
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 year Notes                                       153       Sep-04/Long     16,753,500        241,700
=======================================================================================================================
                                                                                          $29,201,913       $288,605
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $3,419,285    $2,125,279
--------------------------------------------------------------------------------------


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    530,821
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments                (48,337)
----------------------------------------------------------------------------
Temporary book/tax differences                                        (8,257)
----------------------------------------------------------------------------
Post October capital loss deferral                                   (29,161)
----------------------------------------------------------------------------
Shares of beneficial interest                                    101,722,922
============================================================================
    Total net assets                                            $102,167,988
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the tax realization of unrealized gain on certain futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilized. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has no capital loss carryforward as of July 31, 2004.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $290,769,048 and $287,970,350, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $562,028
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (610,365)
==============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                        $(48,337)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $105,771,322.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of the utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, paydowns on mortgage backed securities and reclassification of distributions, on July 31, 2004, undistributed net investment income was increased by $513,183, undistributed net realized gain (loss) was decreased by $652,531, and shares of beneficial interest increased by $139,348. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,120,259    $ 22,280,117     3,675,553    $ 38,439,296
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,740,846      18,292,621     4,564,339      47,687,420
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        621,595       6,564,573     1,230,567      12,857,366
----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                      10,815         112,468            --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)(b)                                    1,279,534      13,278,111            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        120,950       1,268,355        72,052         755,569
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        136,964       1,436,475        88,787         931,209
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         27,349         286,832        18,930         198,523
----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                          25             263            --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)(b)                                        4,746          49,494            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        214,070       2,246,559        79,038         832,366
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (214,070)     (2,246,559)      (79,022)       (832,366)
======================================================================================================================
Reacquired:
  Class A                                                     (1,945,631)    (20,371,843)   (1,811,444)    (18,922,926)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,051,846)    (21,486,194)   (1,411,242)    (14,780,832)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (708,287)     (7,414,140)     (661,171)     (6,917,633)
----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                        (506)         (5,287)           --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)(b)                                       (1,019)        (10,614)           --              --
======================================================================================================================
                                                               1,355,794    $ 14,281,231     5,766,387    $ 60,247,992
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Class R and Institutional Class shares commenced sales on April 30, 2004.

(b) At July 31, 2004, 10.35% for the outstanding shares of the Fund were owned by AIM Moderate Allocation Fund. The Fund and AIM Moderate Allocation Fund have the same investment advisor and therefore, are considered to be affiliated.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                                              ---------------------------------------------
                                                                                          DECEMBER 31, 2001
                                                                   YEAR ENDED             (DATE OPERATIONS
                                                                    JULY 31,                COMMENCED) TO
                                                              ---------------------           JULY 31,
                                                               2004          2003               2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.35       $ 10.19            $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.31          0.32(a)           0.18(a)
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.25          0.26              0.23
===========================================================================================================
    Total from investment operations                             0.56          0.58              0.41
===========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.36)        (0.40)            (0.22)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.10)        (0.02)               --
===========================================================================================================
    Total distributions                                         (0.46)        (0.42)            (0.22)
===========================================================================================================
Net asset value, end of period                                $ 10.45       $ 10.35            $10.19
___________________________________________________________________________________________________________
===========================================================================================================
    Total return(b)                                              5.45%         5.77%             4.09%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $35,948       $30,336            $9,325
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                1.00%(c)      1.00%             1.00%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements             1.57%(c)      1.54%             3.21%(d)
===========================================================================================================
Ratio of net investment income to average net assets             2.87%(c)      3.07%             3.10%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                        338%          284%              215%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)  Ratios are based on average daily net assets of $32,410,313.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                                              ---------------------------------------------
                                                                                          DECEMBER 31, 2001
                                                                   YEAR ENDED             (DATE OPERATIONS
                                                                    JULY 31,                COMMENCED) TO
                                                              ---------------------           JULY 31,
                                                               2004          2003               2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.35       $ 10.19            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.22          0.24(a)            0.14(a)
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.26          0.27               0.22
===========================================================================================================
    Total from investment operations                             0.48          0.51               0.36
===========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.29)        (0.33)             (0.17)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.09)        (0.02)                --
===========================================================================================================
    Total distributions                                         (0.38)        (0.35)             (0.17)
===========================================================================================================
Net asset value, end of period                                $ 10.45       $ 10.35            $ 10.19
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                  4.67%         4.98%              3.65%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $44,047       $47,655            $14,678
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                1.75%(c)      1.75%              1.75%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements             2.22%(c)      2.19%              3.86%(d)
===========================================================================================================
Ratio of net investment income to average net assets             2.12%(c)      2.32%              2.35%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                        338%          284%               215%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)  Ratios are based on average daily net assets of $45,991,695.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                CLASS C
                                                              -------------------------------------------
                                                                                        DECEMBER 31, 2001
                                                                  YEAR ENDED            (DATE OPERATIONS
                                                                   JULY 31,               COMMENCED) TO
                                                              -------------------           JULY 31,
                                                               2004         2003              2002
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.35       $10.19            $10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.22         0.24(a)           0.14(a)
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.26         0.27              0.22
=========================================================================================================
    Total from investment operations                            0.48         0.51              0.36
=========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.29)       (0.33)            (0.17)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.09)       (0.02)               --
=========================================================================================================
    Total distributions                                        (0.38)       (0.35)            (0.17)
=========================================================================================================
Net asset value, end of period                                $10.45       $10.35            $10.19
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 4.67%        4.98%             3.65%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,649       $9,185            $3,045
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements               1.75%(c)     1.75%             1.75%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements            2.22%(c)     2.19%             3.86%(d)
=========================================================================================================
Ratio of net investment income to average net assets            2.12%(c)     2.32%             2.35%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                       338%         284%              215%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)  Ratios are based on average daily net assets of $8,736,816.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                    CLASS R
                                                                ----------------
                                                                 APRIL 30, 2004
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                    JULY 31,
                                                                      2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.42
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.08
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.02
================================================================================
    Total from investment operations                                   0.10
================================================================================
Less dividends from net investment income                             (0.08)
================================================================================
Net asset value, end of period                                       $10.44
________________________________________________________________________________
================================================================================
Total return(a)                                                        0.92%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $  108
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                      1.25%(b)
--------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements                   1.39%(b)
================================================================================
Ratio of net investment income to average net assets                   2.62%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                              338%
________________________________________________________________________________
================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $37,832.
(c)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                 (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 10.42
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.09
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 0.03
===================================================================================
    Total from investment operations                                     0.12
===================================================================================
Less dividends from net investment income                               (0.09)
===================================================================================
Net asset value, end of period                                        $ 10.45
___________________________________________________________________________________
===================================================================================
Total return(a)                                                          1.15%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $13,415
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                        0.51%(b)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements                     0.63%(b)
===================================================================================
Ratio of net investment income to average net assets                     3.36%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(c)                                                338%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $5,862,358.
(c)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                                             AIM HIGH YIELD FUND
                                              AIM LIMITED MATURITY TREASURY FUND
                                                           AIM MONEY MARKET FUND
                                                            AIM REAL ESTATE FUND
                                                        AIM SHORT TERM BOND FUND
                                                      AIM TOTAL RETURN BOND FUND
                                                                     PROSPECTUS

                                                              NOVEMBER 23, 2004


INSTITUTIONAL CLASSES

AIM High Yield Fund seeks to achieve a high level of current income.

AIM Limited Maturity Treasury Fund seeks liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.

AIM Money Market Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

AIM Real Estate Fund seeks to achieve high total return.

AIM Short Term Bond Fund seeks to achieve a high level of current income consistent with preservation of capital.

AIM Total Return Bond Fund seeks to achieve maximum total return consistent with preservation of capital.
--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:

- is not FDIC insured;

- may lose value; and

- is not guaranteed by a bank.


Institutional Class shares of the Money Market Fund are not currently available for public sale. Investors may not purchase Institutional shares of the fund through exchanges from other AIM Funds or through automatic dividend reinvestment from another AIM Fund.

   -------------------------------------------------------------------------
   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------

AIM High Yield Fund                                  1
AIM Limited Maturity Treasury Fund                   1
AIM Money Market Fund                                1
AIM Real Estate Fund                                 1
AIM Short Term Bond Fund                             2
AIM Total Return Bond Fund                           2
All Funds                                            2
Limited Maturity, Short Term Bond and
  Total Return Bond                                  2
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUNDS            3
------------------------------------------------------

PERFORMANCE INFORMATION                              5
------------------------------------------------------

Annual Total Returns                                 5
Performance Table                                    9
FEE TABLE AND EXPENSE EXAMPLE                       11
------------------------------------------------------

Fee Table                                           11
Expense Example                                     12
FUND MANAGEMENT                                     13
------------------------------------------------------

The Advisors                                        13
Advisor Compensation                                13
Portfolio Managers                                  13
OTHER INFORMATION                                   14
------------------------------------------------------

Dividends and Distributions                         14
Suitability for Investors                           14
FINANCIAL HIGHLIGHTS                                15
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Purchasing Shares                                  A-1
Redeeming Shares                                   A-2
Pricing of Shares                                  A-2
Taxes                                              A-3
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta Con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions are registered service marks and AIM Bank Connection, Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

   -------------------------------------------------------------------------
   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

AIM HIGH YIELD FUND (HIGH YIELD)
The fund's investment objective is to achieve a high level of current income. The fund will attempt to achieve its objective by investing primarily in publicly traded non-investment grade securities. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in non-investment grade debt securities, i.e., "junk bonds." In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Rating Services. The fund will principally invest in junk bonds rated B or above by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities.

    Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM LIMITED MATURITY TREASURY FUND
(LIMITED MATURITY)
The fund's investment objective is to seek liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund attempts to meet its objective by investing, normally, at least 80% of its assets in direct obligations of the U.S. Treasury, including bills, notes and bonds. The fund will only purchase securities with maturities of three years or less.

    The portfolio managers focus on U.S. Treasury obligations they believe have favorable prospects for total return consistent with the fund's investment objective. The portfolio managers usually sell a particular security when any of these factors materially changes.

AIM MONEY MARKET FUND (MONEY MARKET)
The fund's investment objective is to is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund attempts to meet its objective by investing only in high-quality U.S. dollar-denominated short-term obligations, including:

- securities issued by the U.S. Government or its agencies;

- bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks;

- repurchase agreements;

- commercial paper;

- taxable municipal securities;

- master notes; and

- cash equivalents
The fund may invest up to 50% of its assets in U.S. dollar-denominated foreign securities.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but may sell a particular security when they deem it advisable, such as when any of the factors above materially changes.

AIM REAL ESTATE FUND (REAL ESTATE)

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

    The fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund will limit its investment in debt securities to those that are investment-grade or deemed by the fund's portfolio manager to be of comparable quality. The fund may invest up to 25% of its total assets in foreign securities.

    The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating expected returns,

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   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM SHORT TERM BOND FUND (SHORT TERM BOND)

The fund's investment objective is to achieve a high level of current income consistent with preservation of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund will attempt to achieve its objective by investing, normally, at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities. These securities may include U.S. Treasury and agency securities, mortgage-backed and asset-backed securities and corporate bonds of varying maturities. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. A fixed income security is considered investment grade if it is either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers believe it to be of comparable credit quality. Under normal market conditions the fund's effective duration and weighted average effective maturity, as estimated by the fund's portfolio managers, will be less than three years.

    The fund may invest up to 15% of its total assets in foreign securities. The fund will not invest in non-U.S. dollar denominated securities.

    The portfolio managers focus on securities that they believe have favorable prospects for a high level of current income, consistent with their concern for preservation of capital. In analyzing securities for possible investment, the portfolio managers ordinarily look for improving industry and company specific fundamentals, such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement, among other factors. The portfolio managers consider whether to sell a particular security when either of these factors materially changes.

AIM TOTAL RETURN BOND FUND (TOTAL RETURN BOND)

The fund's investment objective is to achieve maximum total return consistent with preservation of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


    The fund will attempt to achieve its objective by investing, normally, at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities generally represented by the sector categories within the Lehman Brothers Aggregate Bond Index. These fixed income securities may include U.S. Treasury and agency securities, mortgage-backed and asset-backed securities and corporate bonds of varying maturities. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. A fixed income security is considered investment grade if it is either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers believe it to be of comparable credit quality. Under normal market conditions the fund's effective duration, as estimated by the fund's portfolio managers, will be within +/-1.5 years of that of the Lehman Brothers Aggregate Bond Index and the fund will generally maintain a weighted average effective maturity, as estimated by the fund's portfolio managers, of between three and ten years.


    The fund may invest up to 25% of its total assets in foreign securities. The fund may invest up to 5% of its total assets in non-U.S. dollar denominated securities.

    The portfolio managers focus on securities that they believe have favorable prospects for maximum total return, consistent with their concern for preservation of capital. In analyzing securities for possible investment, the portfolio managers ordinarily look for improving industry and company specific fundamentals, such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement, among other factors. The portfolio managers consider whether to sell a particular security when either of these factors materially changes.

ALL FUNDS

For cash management purposes, the funds may also hold a portion of their assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. As a result, a fund may not achieve its investment objective.

LIMITED MATURITY, SHORT TERM BOND AND
TOTAL RETURN BOND

Each fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

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   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

ALL FUNDS

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HIGH YIELD

Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease; junk bonds are less sensitive to this risk than are higher-quality bonds. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

LIMITED MATURITY

Interest rate increases can cause the price of a debt security to decrease; the longer the debt security's duration, the more sensitive it is to this risk.

MONEY MARKET

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

    The following factors could reduce the fund's income and/or share price:


- sharply rising or falling interest rates;


- downgrades of credit ratings or default of any of the fund's holdings;

- the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries; or

- the risks generally associated with U.S. dollar-denominated foreign investments, including political and economic upheaval, seizure or nationalization of deposits, impositions of taxes or other restrictions on the payment of principal and interest.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

REAL ESTATE

The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

    The value of the fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund. Because the fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

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   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

SHORT TERM BOND AND TOTAL RETURN BOND

Fixed income securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a fixed income security to decrease. The longer a fixed income security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    Mortgage-backed and asset-backed securities are subject to different risks from bonds and, as a result, may respond to changes in interest rates differently. If interest rates fall, people refinance or pay off their mortgages ahead of time, which may cause mortgage-backed securities to lose value. If interest rates rise, many people may refinance or prepay their mortgages at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.


MONEY MARKET, SHORT TERM BOND AND TOTAL RETURN BOND



Each fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so.


HIGH YIELD, REAL ESTATE, SHORT TERM BOND AND TOTAL RETURN BOND

Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about issuers, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

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   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance. The returns shown for High Yield and Total Return Bond are those of each fund's Class A shares, the returns shown for Real Estate and Short Term Bond are those of each fund's Class C shares, and the returns shown for Money Market are those of the fund's AIM Cash Reserve Shares, none of which are offered in this prospectus. Institutional Class shares would have higher annual returns because, although the shares are invested in the same portfolio of securities, Institutional Class shares have lower expenses. As of the date of this prospectus, the Institutional Class of Money Market has not yet commenced operations.


ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar charts show changes in the performance of High Yield's and Total Return Bond's Class A shares, Real Estate's and Short Term Bond's Class C shares, Money Market's AIM Cash Reserve Shares and Limited Maturity's Institutional Class shares from year to year. The bar charts do not reflect sales loads. If they did, the annual total returns shown would be lower. Institutional Class shares are not subject to front-end or back-end sales loads.

HIGH YIELD--CLASS A

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
1994...................................................................   (1.68)%
1995...................................................................    16.86%
1996...................................................................    15.44%
1997...................................................................    12.52%
1998...................................................................    (5.1)%
1999...................................................................     2.08%
2000...................................................................  (23.81)%
2001...................................................................   (3.59)%
2002...................................................................  (10.38)%
2003...................................................................    30.19%

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   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

LIMITED MATURITY--INSTITUTIONAL CLASS

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
1994...................................................................   1.08%
1995...................................................................   9.67%
1996...................................................................   5.01%
1997...................................................................   6.22%
1998...................................................................   6.33%
1999...................................................................   2.88%
2000...................................................................   7.21%
2001...................................................................   7.75%
2002...................................................................   5.01%
2003...................................................................   1.65%

MONEY MARKET--AIM CASH RESERVE SHARES

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
1994...................................................................   3.44%
1995...................................................................   5.04%
1996...................................................................   4.41%
1997...................................................................   4.66%
1998...................................................................   4.62%
1999...................................................................   4.22%
2000...................................................................   5.45%
2001...................................................................   3.21%
2002...................................................................   0.91%
2003...................................................................   0.55%

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   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

REAL ESTATE--CLASS C SHARES

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
1996...................................................................    36.44%
1997...................................................................    18.88%
1998...................................................................  (23.16)%
1999...................................................................   (3.54)%
2000...................................................................    28.25%
2001...................................................................     9.49%
2002...................................................................     8.06%
2003...................................................................    38.33%

SHORT TERM BOND--CLASS C SHARES

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
2003...................................................................   2.79%

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   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

TOTAL RETURN BOND--CLASS A SHARES

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
2002...................................................................   8.54%
2003...................................................................   5.12%



    The year-to-date total return for each fund as of September 30, 2004 was as follows:



High Yield--Class A                                              5.63%
Limited Maturity--Institutional Class                            0.53%
Money Market--AIM Cash Reserve Shares                            0.47%
Real Estate--Class C                                            15.58%
Short Term Bond--Class C                                         1.41%
Total Return Bond--Class A                                       3.61%



    During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:

                                                         HIGHEST QUARTERLY RETURN      LOWEST QUARTERLY RETURN
FUND                                                         (QUARTER ENDED)               (QUARTER ENDED)
--------------------------------------------------------------------------------------------------------------
High Yield--Class A                                       10.17% (6/30/03)              (13.88)% (12/31/00)
Limited Maturity--Institutional Class                     3.13% (9/30/01)               (0.15)% (3/31/94)
Money Market--AIM Cash Reserve Shares                     1.41% (9/30/00                0.14% (3/31/03,
                                                            and 12/31/00)               6/30/03, 9/30/03
                                                                                          and 12/31/03)
Real Estate--Class C                                      19.39% (12/31/96)             (15.54)% (9/30/98)
Short Term Bond--Class C                                  1.23% (6/30/03)               0.21% (9/30/03)
Total Return Bond--Class A                                3.70% (9/30/02)               (0.11)% (9/30/03)

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   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE


The following performance table compares each fund's performance to that of a broad-based securities market index, a style specific index, and a peer group index, if applicable. High Yield's and Total Return's performance reflects payments of sales loads. The indices may not reflect payment of fees, expenses or taxes.



AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------
(for the periods ended                                         SINCE      INCEPTION
December 31, 2003)              1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)   DATE
-----------------------------------------------------------------------------------
High Yield--Class A                                                       07/11/78
  Return Before Taxes           24.13%    (3.58)%    1.67%         --
  Return After Taxes on
     Distributions              20.48     (7.54)    (2.32)         --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                15.43     (5.33)    (0.93)         --
-----------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index(2,3)                4.10      6.62      6.95          --
Lehman Brothers High Yield
  Index(3,4,5)                  28.97      5.23      6.89          --
Lipper High Yield Bonds Fund
  Index(4,6)                    26.36      2.92      5.25          --
-----------------------------------------------------------------------------------
Limited Maturity
  Treasury--Institutional
  Class                                                                   07/13/87
  Return Before Taxes            1.65      4.87      5.25          --
  Return After Taxes on
     Distributions               0.50      3.10      3.25          --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 1.07      3.05      3.21          --
-----------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index(2,3)                4.10      6.62      6.95          --
Lehman Brothers 1- to 2-Year
  U.S. Government Bond
  Index(3,7,8)                   1.89      5.16      5.51          --
Lipper Short U.S. Treasury
  Category Average(7,9)          1.59      4.89      5.13          --
-----------------------------------------------------------------------------------
Money Market--AIM Cash Reserve
  Shares                         0.55      2.85      3.64          --     10/16/93
-----------------------------------------------------------------------------------
Real Estate--Class C                                                      05/01/95
  Return Before Taxes           37.33     15.16       N/A       12.40%
  Return After Taxes on
     Distributions              36.32     13.83       N/A       10.88
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                24.18     12.36       N/A        9.94
-----------------------------------------------------------------------------------
S&P 500 Index(10)               28.67     (0.57)      N/A       11.13(18)  4/30/95(18)
Morgan Stanley REIT
  Index(10,11)                  36.74     14.12       N/A       13.53(18)  4/30/95(18)
Lipper Real Estate Fund
  Index(10,12)                  37.21     13.66       N/A         N/A      4/30/95(18)
-----------------------------------------------------------------------------------
Short Term Bond--Class C
  Return Before Taxes            2.79       N/A       N/A        3.17      8/30/02
  Return After Taxes on
     Distributions               1.86       N/A       N/A        2.19
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 1.81       N/A       N/A        2.12
-----------------------------------------------------------------------------------

   -------------------------------------------------------------------------
   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------
(for the periods ended                                         SINCE      INCEPTION
December 31, 2003)              1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)   DATE
-----------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
Bond Index(2,13)                 4.10       N/A       N/A        5.54%(18)  8/31/02(18)
Lehman Brothers 1-3 Year
  Government/Credit
  Index(13,14)                   2.81       N/A       N/A        3.70(18)  8/31/02(18)
Lipper Short Investment Grade
  Debt Fund Index(13,15)         2.65       N/A       N/A        3.32(18)  8/31/02(18)
-----------------------------------------------------------------------------------
Total Return Bond                                                         12/31/01
  Return Before Taxes            0.12%      N/A       N/A        4.24%
  Return After Taxes on
     Distributions              (1.48)      N/A       N/A        2.61
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 0.06       N/A       N/A        2.63
-----------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index(2,16)               4.10       N/A       N/A        7.14(18) 12/31/01(18)
Lipper Intermediate Investment
  Grade Debt Fund Index(16,17)   5.41       N/A       N/A        6.84(18) 12/31/01(18)
-----------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
 (1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

 (2) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

 (3) Each of High Yield and Limited Maturity Treasury have elected to use the Lehman Brothers U.S. Aggregate Bond Index as its broad-based index rather than the Lehman Brothers High Yield Index and Lehman Brothers 1- to 2-Year U.S. Government Bond Index, respectively, because the Lehman Brothers U.S. Aggregate Bond Index is such a widely recognized gauge of U.S. bond market performance.
 (4) High Yield has also included the Lehman Brothers High Yield Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper High Yield Bonds Fund Index (which may or may not include the fund) is included for comparison to a peer group.
 (5) The Lehman Brothers High Yield Index measures the performance of all fixed-rate, non-investment grade debt-securities excluding pay-in-kind bonds, Eurobonds and debt issues from emerging countries.
 (6) The Lipper High Yield Bonds Fund Index is an equally weighted representation of the 30 largest funds within the Lipper High Yield funds category. The funds have no credit rating restriction, but tend to invest in fixed-income securities with lower credit ratings.
 (7) Limited Maturity Treasury has also included the Lehman Brothers 1- to 2-Year U.S. Government Bond Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Short U.S. Treasury Category Average (which may or may not include the fund) is included for comparison to a peer group.
 (8) The Lehman Brothers 1- to 2-Year U.S. Government Bond Index measures the performance of U.S. government issues with maturities of one to two years.
 (9) The Lipper Short U.S. Treasury Category Average represents an average of all the short-term U.S. treasury funds tracked by Lipper.
(10) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Morgan Stanley REIT Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Real Estate Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(11) The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.
(12) The Lipper Real Estate Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Real Estate category.
(13) Short Term Bond has also included the Lehman Brothers 1-3 Year Government/Credit Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Short Investment Grade Debt Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(14) The Lehman Brothers 1-3 Year Government/Credit Index is a subset of the Lehman Brothers Government/Corporate Bond Index that only includes those securities with maturities between one and three years.


(15) The Lipper Short Investment Grade Debt Fund Index is an equally weighted representation of the 30 largest funds that make up the Lipper Short Investment Grade Debt category. These funds invest primarily in investment grade debt issues with dollar-weighted average maturities of less than three years.

(16) In addition, the Lipper Intermediate Investment Grade Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(17) The Lipper Intermediate Investment Grade Debt Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Intermediate Investment Grade Debt category. These funds invest primarily in investment grade debt issues with average maturities of five to ten years.
(18) The average annual total return given is since the month-end closest to the inception date of the class with the longest performance history.

   -------------------------------------------------------------------------
   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE


This table describes the fees and expenses that you may pay if you buy and hold shares of the funds:


SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------
                                                                                  SHORT      TOTAL
(fees paid directly from your          HIGH      LIMITED    MONEY       REAL       TERM      RETURN
investment)                           YIELD      MATURITY   MARKET     ESTATE      BOND       BOND
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                         None       None       None       None       None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None       None       None       None       None       None
------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(1)
-----------------------------------------------------------------------------------------------------
                                                                                  SHORT      TOTAL
(expenses that are deducted from       HIGH      LIMITED    MONEY       REAL       TERM      RETURN
fund assets)                          YIELD      MATURITY   MARKET     ESTATE      BOND       BOND
-----------------------------------------------------------------------------------------------------
Management Fees                         0.52%      0.20%      0.38%(2)   0.90%      0.40%      0.50%

Distribution and/or Service (12b-1)
Fees                                    None       None       None       None       None       None

Other Expenses                          0.18(3)    0.15       0.18(3)    0.17(3)    0.21(3)    0.43(3)

Total Annual Fund Operating Expenses    0.70       0.35       0.56(4)    1.07(5)    0.61       0.93
Waiver                                   N/A        N/A        N/A        N/A        N/A       0.03(6)
Net Expenses(7)                         0.70       0.35       0.56       1.07       0.61(8)    0.90(9)
-----------------------------------------------------------------------------------------------------


(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) Effective July 1, 2004, the Board of Trustees approved an amendment to the master investment advisory agreement. Under the amended master investment advisory agreement, the management fee for the fund has been reduced. The new tiered fee rate is as follows: 0.40% on the first $1 billion of the fund's average daily net assets, plus 0.35% on the fund's average daily net assets in access of $1 billion. Expenses have been restated to reflect this new fee rate.


(3) Other expenses are based on estimated average net assets for the current fiscal year.


(4) The advisor has voluntarily agreed to waive fees and/or reimburse expenses in order to increase the fund's yield. The expense limitation agreement may be modified or discontinued without further notice to investors.


(5) Effective July 1, 2004, the Board of Trustees approved an amendment to the administrative services and transfer agency agreements. Other expenses have been restated to reflect the changes in fees under the new agreement.


(6) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.90%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above:
    (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation agreement is in effect through July 31, 2005.


(7) At the direction of the Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds. Total annual operating expenses net of this arrangement are 0.34%, 1.06% and 0.60% for Limited Maturity Fund, Real Estate Fund and Short-Term Bond Fund, respectively.


(8) The fund's advisor has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) to 0.60%. The expense limitation agreement is in effect through July 31, 2005.


(9) The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) to 0.65%. These expense limitation agreements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

   -------------------------------------------------------------------------
   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

You should also consider the effect of any account fees charged by the financial institution managing the account.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
High Yield                                                                               $ 72       $224       $390      $  871
Limited Maturity                                                                           36        113        197         443
Money Market                                                                               57        179        313         701
Real Estate                                                                               109        340        590       1,306
Short Term Bond                                                                            62        195        340         762
Total Return Bond                                                                          92        290        509       1,137
---------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------
   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund. INVESCO Institutional (N.A.), Inc. (INVESCO Alternatives Group division) (the subadvisor for Real Estate) is located at Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, TX 75240. The subadvisor is responsible for Real Estate Fund's day-to-day management, including the Real Estate Fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment adviser and qualified professional asset manager since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the funds, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION


During the fiscal year ended July 31, 2004, the advisor received compensation from the funds at the following rates:



                                                                 ANNUAL RATE
                                                               (AS A PERCENTAGE
                                                               OF AVERAGE DAILY
                           FUND                                  NET ASSETS)
                           ----                                ----------------
High Yield                                                      0.52%
Limited Maturity                                                0.20%
Real Estate                                                     0.90%
Short Term Bond                                                 0.40%
Total Return Bond                                               0.06%



During the fiscal year ended July 31, 2004, the advisor received no compensation from Money Market due to a voluntary expense limitation agreement between the advisor and the fund.


PORTFOLIO MANAGERS

The advisor (subadvisor for Real Estate) uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of each fund's portfolio are

HIGH YIELD

- Peter Ehret, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp. where he was associated since 1992.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

    They are assisted by the High Yield Taxable Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

LIMITED MATURITY

- Scot W. Johnson (lead manager), Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

    More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

REAL ESTATE

- Joe V. Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1990.

- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1998.

- James W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1989.

    They are assisted by the Real Estate Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

SHORT TERM BOND

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.

   -------------------------------------------------------------------------
   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------


    They are assisted by the Investment Grade Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

TOTAL RETURN BOND

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1994.

    They are assisted by the Investment Grade Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each of the funds expects that its distributions, if any, will consist primarily of ordinary income.


DIVIDENDS

Each of the funds, except Real Estate, generally declares dividends daily and pays dividends, if any, monthly. Real Estate generally declares and pays dividends, if any, quarterly.


DIVIDENDS (FOR MONEY MARKET ONLY)

In order to earn dividends on a purchase of fund shares on the day of the purchase, the transfer agent must receive payment in federal funds before 12:00 noon Eastern Time on that day. Purchases made by payments in other forms, or payments in federal funds received after 12:00 noon Eastern Time but before the close of the customary trading session of the New York Stock Exchange, will begin to earn dividends on the next business day.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distributes long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans, and the minimum initial investment requirement for all other investors for which the Institutional Classes of funds are available is $1 million.

    The Institutional Classes of the funds are designed to be a convenient and economical vehicle in which institutions can invest in a portfolio of securities as the case may be. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

    The Institutional Class of Limited Maturity may be particularly appropriate for institutions investing short-term cash reserves for the benefit of customer accounts. Prospective investors should determine if an investment in the fund is consistent with the objectives of its customer account and with applicable state and federal laws and regulations.

    The price per share of Limited Maturity's shares will fluctuate inversely with changes in interest rates. However the price changes in the fund's shares due to changes in interest rates should be more moderate than the per share fluctuations of a fund which invests in longer-term obligations. The fund is designed for the investor who seeks a higher yield and greater stability of income than a money market fund offers, but with less capital fluctuation than a long-term bond fund might provide. Unlike a money market fund, the fund does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested.

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   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years or period ended 2004, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.



    As of the date of this prospectus, Money Market's Institutional Class had not yet commenced operations and therefore, financial information for the Institutional Class is not available.



                                  HIGH YIELD FUND
-----------------------------------------------------------------------------------
                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
                                                                -------------------
Net asset value, beginning of period                                  $ 4.39
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.09(a)
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (0.08)
===================================================================================
    Total from investment operations                                    0.01
===================================================================================
Less distributions from net investment income                          (0.09)
-----------------------------------------------------------------------------------
Redemption fees added to beneficial interest                            0.00
===================================================================================
Net asset value, end of period                                        $ 4.31
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         0.16%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $5,309
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets                                 0.67%(c)
===================================================================================
Ratio of net investment income to average net assets                    8.06%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                89%
___________________________________________________________________________________
===================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $2,338,324.


(d) Not annualized for periods less than one year.

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   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                           LIMITED MATURITY TREASURY FUND
---------------------------------------------------------------------------------------------------------------------
                                                                                INSTITUTIONAL CLASS
                                                              -------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                              -------------------------------------------------------
                                                               2004           2003      2002         2001       2000
                                                              ------         ------    ------       ------     ------
Net asset value, beginning of period                          $10.46         $10.53    $10.26       $ 9.96     $10.03
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.14           0.22      0.34(a)      0.54(b)    0.54
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.04)          0.03      0.27         0.31      (0.07)
=====================================================================================================================
    Total from investment operations                            0.10           0.25      0.61         0.85       0.47
=====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.14)         (0.22)    (0.34)       (0.55)     (0.54)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.17)         (0.10)       --           --         --
=====================================================================================================================
    Total distributions                                        (0.31)         (0.32)    (0.34)       (0.55)     (0.54)
=====================================================================================================================
Net asset value, end of period                                $10.25         $10.46    $10.53       $10.26     $ 9.96
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                                                 1.01%          2.42%     6.05%        8.80%      4.78%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,641         $3,913    $2,970       $1,812     $2,455
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                         0.34%(d)(e)    0.30%     0.34%        0.33%(e)   0.29%
=====================================================================================================================
Ratio of net investment income to average net assets            1.38%(d)       2.08%     3.26%(a)     5.38%      5.31%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                          100%           124%      149%         137%       122%
_____________________________________________________________________________________________________________________
=====================================================================================================================



(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and the Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net asset value and returns for shareholder transactions.


(d) Ratios are based on average daily net assets of $3,929,149.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.35% and 0.41% for the years ended July 31,2004 and July 31,2001, respectively.

   -------------------------------------------------------------------------
   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                        MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                        AIM CASH RESERVE SHARES
                                       ------------------------------------------------------------------------------------------
                                                                                                SEVEN MONTHS
                                                        YEAR ENDED JULY 31,                        ENDED              YEAR ENDED
                                       -----------------------------------------------------      JULY 31,           DECEMBER 31,
                                         2004              2003          2002         2001          2000                 1999
                                       --------         ----------    ----------    --------    ------------         ------------
Net asset value, beginning of period   $   1.00         $     1.00    $     1.00    $   1.00      $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  0.0056             0.0064        0.0141      0.0467        0.0300(a)            0.0414
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                              (0.0056)           (0.0064)      (0.0141)    (0.0467)      (0.0300)             (0.0414)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                               (0.0000)                --            --          --            --                   --
=================================================================================================================================
    Total distributions                 (0.0056)           (0.0064)      (0.0141)    (0.0467)      (0.0300)             (0.0414)
=================================================================================================================================
Net asset value, end of period         $   1.00         $     1.00    $     1.00    $   1.00      $   1.00             $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            0.57%              0.64%         1.42%       4.77%         3.03%                4.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $724,567         $1,188,876    $1,121,879    $937,532      $912,042             $989,478
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                0.58%(d)           0.88%         1.01%       1.06%         1.07%(e)             1.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to
  average net assets                       0.55%(d)           0.64%         1.40%       4.61%         5.15%(e)             4.16%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.


(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.14% and 1.03% for the years ended July 31, 2004 and July 31, 2003, respectively.


(d) Ratios are based on average daily net assets of $809,340,540.


(e) Annualized.

   -------------------------------------------------------------------------
   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                REAL ESTATE FUND
---------------------------------------------------------------------------------
                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                APRIL 30, 2004
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
                                                              -------------------
Net asset value, beginning of period                                $19.34
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.14(a)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              2.08
=================================================================================
    Total from investment operations                                  2.22
=================================================================================
Less dividends from net investment income                            (0.14)
=================================================================================
Net asset value, end of period                                      $21.42
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      11.50%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $1,021
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.12%(c)
---------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.13%(c)
=================================================================================
Ratio of net investment income to average net assets                  2.70%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate(d)                                              28%
_________________________________________________________________________________
=================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $467,195.


(d) Not annualized for periods less than one year.

   -------------------------------------------------------------------------
   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                               SHORT TERM BOND FUND
-----------------------------------------------------------------------------------
                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
                                                                -------------------
Net asset value, beginning of period                                  $10.03
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.05(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               (0.00)
===================================================================================
    Total from investment operations                                    0.05
===================================================================================
Less distributions from net investment income                          (0.07)
===================================================================================
Net asset value, end of period                                        $10.01
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         0.52%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $6,773
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        0.60%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.61%(c)
===================================================================================
Ratio of net investment income to average net assets                    2.17%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                               126%
___________________________________________________________________________________
===================================================================================



(a) Calculated using average shares outstanding.



(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.



(c) Ratios are annualized and based on average daily net assets of $2,775,943.



(d) Not annualized for periods less than one year.

   -------------------------------------------------------------------------
   AIM HIGH YIELD - LIMITED MATURITY TREASURY - MONEY MARKET - REAL ESTATE -
                   SHORT TERM BOND - TOTAL RETURN BOND FUNDS
   -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                              TOTAL RETURN BOND FUND
-----------------------------------------------------------------------------------
                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                 (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
                                                                -------------------
Net asset value, beginning of period                                  $ 10.42
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.09
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 0.03
===================================================================================
    Total from investment operations                                     0.12
===================================================================================
Less dividends from net investment income                               (0.09)
===================================================================================
Net asset value, end of period                                        $ 10.45
___________________________________________________________________________________
===================================================================================
Total return(a)                                                          1.15%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $13,415
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                        0.51%(b)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements                     0.63%(b)
===================================================================================
Ratio of net investment income to average net assets                     3.36%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(c)                                                338%
___________________________________________________________________________________
===================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns is not annualized for periods less than one year.


(b) Ratios are annualized and based on average daily net assets of $5,862,358.


(c) Not annualized for periods less than one year.

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the Institutional Classes of the AIM funds.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class of shares.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM fund Institutional Class accounts are as follows:

                                                                INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                               INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined
Contribution Plans                                            $        0     no minimum
Banks acting in a fiduciary or similar capacity, Collective
and Common Trust Funds, Banks and Broker-Dealers acting for
their own account or Foundations and Endowments                1 million     no minimum
Defined Contribution Plans (Corporate, Non-profit or
Governmental)                                                 10 million     no minimum
----------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------


                                    OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant      Contact your financial consultant.            Same
                                    The financial consultant should mail your
                                    completed account application to the
                                    transfer agent,
                                    AIM Investment Services, Inc.,
                                    P.O. Box 0843,
                                    Houston, TX 77210-0843.
                                    The financial consultant should call the
                                    transfer agent at (800) 659-1005 to
                                    receive a reference number.
                                    Then, use the following wire instructions:
                                    Beneficiary Bank
                                    ABA/Routing #: 113000609
                                    Beneficiary Account Number: 00100366732
                                    Beneficiary Account Name: AIM Investment
                                    Services, Inc.
                                    RFB: Fund Name, Reference #
                                    OBI: Your Name, Account #
By Telephone                        Open your account as described above.         Call the transfer agent at (800) 659-1005
                                                                                  and wire payment for your purchase order
                                                                                  in accordance with the wire instructions
                                                                                  noted above.
----------------------------------------------------------------------------------------------------------------------------


SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in the same AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund.


INSTCL--11/04

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant         Contact your financial consultant.
                                       Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the
                                       customary trading session of the New York Stock Exchange
                                       (NYSE) on days the NYSE is open for business in order to
                                       effect the redemption at the day's closing price.

By Telephone                           A person who has been authorized in the account application to effect transactions may make redemptions by telephone.
                                       You must call the transfer agent before the close of the
                                       customary trading session of the NYSE on days the NYSE is
                                       open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after we accept your request to redeem.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTIONS BY THE AIM FUNDS
If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

REDEMPTIONS IN KIND
Although the AIM funds generally intend to pay redemption proceeds solely in cash, the AIM funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund values all of its securities at amortized cost. AIM Tax-Free Intermediate Fund values variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not

                                                                  INSTCL--114/04

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

    Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS
You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM and/or INVESCO fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

INSTCL--11/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.


If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 0843
                       Houston, TX 77001-0843

BY TELEPHONE:          (800) 659-1005

ON THE INTERNET:       YOU CAN SEND US A REQUEST
                       BY E-MAIL OR DOWNLOAD
                       PROSPECTUSES, ANNUAL OR
                       SEMIANNUAL REPORTS
                       VIA OUR WEBSITE:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.



You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------
   AIM High Yield Fund
   AIM Limited Maturity Treasury Fund
   AIM Money Market Fund
   AIM Real Estate Fund
   AIM Short Term Bond Fund
   AIM Total Return Bond Fund
   SEC 1940 Act file number: 811-5686

----------------------------------------

AIMinvestments.com     AIS-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                         AIM INVESTMENT SECURITIES FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE INSTITUTIONAL CLASS SHARES OF EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY THE "FUNDS") OF AIM INVESTMENT SECURITIES FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INSTITUTIONAL CLASS SHARES OF THE FUND LISTED BELOW. YOU MAY OBTAIN A COPY OF THE PROSPECTUS FOR THE FUNDS LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:


                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 0843
                            HOUSTON, TEXAS 77001-0843
                                  OR BY CALLING
                                 (800) 959-4246


                                   ----------



THIS STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 23, 2004, RELATES TO THE FOLLOWING PROSPECTUS:



                           FUND                                            DATED
                           ----                                            -----
              AIM HIGH YIELD FUND - INSTITUTIONAL CLASS              NOVEMBER 23, 2004
      AIM LIMITED MATURITY TREASURY FUND - INSTITUTIONAL CLASS       NOVEMBER 23, 2004
             AIM MONEY MARKET FUND - INSTITUTIONAL CLASS             NOVEMBER 23, 2004
             AIM REAL ESTATE FUND - INSTITUTIONAL CLASS              NOVEMBER 23, 2004
           AIM SHORT TERM BOND FUND - INSTITUTIONAL CLASS            NOVEMBER 23, 2004
          AIM TOTAL RETURN BOND FUND - INSTITUTIONAL CLASS           NOVEMBER 23, 2004


    INSTITUTIONAL SHARES OF THE MONEY MARKET FUND ARE NOT CURRENTLY AVAILABLE FOR PUBLIC SALE. INVESTORS MAY NOT PURCHASE INSTITUTIONAL SHARES OF THE FUND
      THROUGH EXCHANGES FROM OTHER AIM FUNDS, OR THROUGH AUTOMATIC DIVIDEND
                       REINVESTMENT FROM ANOTHER AIM FUND.

                         AIM INVESTMENT SECURITIES FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----
GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         Fund History.............................................................................................1
         Shares of Beneficial Interest............................................................................1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..........................................................3
         Classification...........................................................................................3
         Investment Strategies and Risks..........................................................................3
                    Equity Investments............................................................................7
                    Foreign Investments...........................................................................7
                    Debt Investments.............................................................................10
                    Other Investments............................................................................16
                    Investment Techniques........................................................................18
                    Derivatives..................................................................................22
         Fund Policies...........................................................................................29
         Temporary Defensive Positions...........................................................................32

MANAGEMENT OF THE TRUST..........................................................................................33
         Board of Trustees.......................................................................................33
         Management Information..................................................................................33
                    Trustee Ownership of Fund Shares.............................................................35
                    Factors Considered in Approving the Investment Advisory Agreement............................35
         Compensation............................................................................................36
                    Retirement Plan For Trustees.................................................................36
                    Deferred Compensation Agreements.............................................................36
                    Purchase of Class A Shares of the Funds at Net Asset Value...................................37
         Codes of Ethics.........................................................................................37
         Proxy Voting Policies...................................................................................37

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................37

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................37
         Investment Advisor......................................................................................37
         Investment Sub-Advisor..................................................................................40
         Service Agreements......................................................................................40
         Other Service Providers.................................................................................41

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................42
         Brokerage Transactions..................................................................................42
         Commissions.............................................................................................42
         Brokerage Selection.....................................................................................43
         Directed Brokerage (Research Services)..................................................................44
         Regular Brokers or Dealers..............................................................................44
         Allocation of Portfolio Transactions....................................................................44
         Allocation of Initial Public Offering ("IPO") Transactions [subject to OMM review]......................44

PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................45
         Purchase and Redemption of Shares.......................................................................45
         Redemptions by the Funds................................................................................46
         Calculation of Net Asset Value..........................................................................46

         Redemption In Kind......................................................................................49
         Backup Withholding......................................................................................49

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................50
         Dividends and Distributions.............................................................................50
         Tax Matters.............................................................................................51

DISTRIBUTION OF SECURITIES.......................................................................................58
         Distributor.............................................................................................58

CALCULATION OF PERFORMANCE DATA..................................................................................59

REGULATORY INQUIRIES AND PENDING LITIGATION......................................................................66

APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................A-1

TRUSTEES AND OFFICERS...........................................................................................B-1

TRUSTEES COMPENSATION TABLE.....................................................................................C-1

PROXY VOTING POLICIES...........................................................................................D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................E-1

MANAGEMENT FEES.................................................................................................F-1

ADMINISTRATIVE SERVICES FEES....................................................................................G-1

BROKERAGE COMMISIONS............................................................................................H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE OF SECURITIES

REGULAR BROKERS OR DEALERS......................................................................................I-1

PERFORMANCE DATA................................................................................................J-1

PENDING LITIGATION..............................................................................................K-1

FINANCIAL STATEMENTS.............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY


         AIM Investment Securities Fund (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of nine separate portfolios: AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.


          The Trust was originally organized as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization, AIM Limited Maturity Treasury Fund was reorganized on October 15, 1993 as a series portfolio of the Trust. Pursuant to another Agreement and Plan of Reorganization, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund were reorganized on June 1, 2000 as series portfolios of the Trust. In connection with their reorganization as series portfolios of the Trust, the fiscal year end of each of AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund changed from December 31 to July 31. Pursuant to another Agreement and Plan of Reorganization, AIM Real Estate Fund was reorganized on October 29, 2003 as a series portfolio of the Trust.

         AIM Limited Maturity Treasury Fund succeeded to the assets and assumed the liabilities of a series portfolio with a corresponding name (the "Predecessor Fund") of Short-Term Investments Co., a Massachusetts business trust, on October 15, 1993. All historical financial information and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to AIM Limited Maturity Treasury Fund (or a class thereof) is that of the Predecessor Fund (or a corresponding class thereof). AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund succeeded to the assets and assumed the liabilities of series portfolios with corresponding names (the "Predecessor Funds") of AIM Funds Group, a Delaware business trust, on June 1, 2000. All historical financial information and other information contained in this Statement of Additional Information for periods prior to June 1, 2000, relating to AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund or AIM Municipal Bond Fund (or any classes thereof) is that of the Predecessor Funds (or the corresponding classes thereof). AIM Real Estate Fund succeeded to the assets and assumed the liabilities of a series portfolio with a corresponding name (the "Real Estate Predecessor Fund") of AIM Advisor Funds, a Delaware statutory trust, on October 29, 2003. All historical information and other information contained in this Statement of Additional Information for periods prior to October 29, 2003, relating to AIM Real Estate Fund (or a class thereof) is that of the Real Estate Predecessor Fund (or a corresponding class thereof).

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject in certain circumstances to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers separate classes of shares as follows:

          FUND             CLASS A    CLASS A3      AIM CASH     CLASS B     CLASS C     CLASS R     INSTITUTIONAL    INVESTOR
                                                    RESERVE                                              CLASS          CLASS
                                                    SHARES
------------------------- ---------- ------------ ------------- ----------- ----------- ----------- ---------------- ------------
AIM High Yield Fund           x                                     x           x                          X              x

AIM Income Fund               x                                     x           x           x                             x

AIM Intermediate              x                                     x           x           x                             x
Government Fund

AIM Limited Maturity          x           x                                                                x
Treasury Fund

AIM Money Market Fund                                  x            x           x           x              X              x

AIM Municipal Bond Fund       x                                     x           x                                         x

AIM Real Estate Fund          X                                     X           X           X              X              X

AIM Short Term Bond Fund      X                                                 x           X              X

AIM Total Return Bond         X                                     x           x           X              X
Fund

         This Statement of Additional Information relates solely to the Institutional Class of these six Funds.

         Each class of shares represents an interest in the same portfolio of investments. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.


         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.


         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R). The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Fund's investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Fund utilizes, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund's Prospectus; where a particular type of security or investment technique is not discussed in the Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                   AIM INVESTMENT SECURITIES FUNDS
                           SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
------------------------------------------------------------------------------------------------------
  FUND                                  AIM
                                      LIMITED      AIM
SECURITY/                 AIM HIGH    MATURITY    MONEY       AIM REAL        AIM          AIM TOTAL
INVESTMENT                  YIELD     TREASURY    MARKET       ESTATE       SHORT TERM      RETURN
TECHNIQUE                   FUND        FUND       FUND        FUND         BOND FUND      BOND FUND
------------------------------------------------------------------------------------------------------
                                         EQUITY INVESTMENTS
------------------------------------------------------------------------------------------------------
Common Stock                                                    X

Preferred Stock               X                                 X               X              X

Convertible Securities        X                                 X               X              X

Alternative Entity                                              X
Securities
------------------------------------------------------------------------------------------------------
                                         FOREIGN INVESTMENTS
------------------------------------------------------------------------------------------------------
Foreign Securities            X                      X          X               X              X

Foreign Government            X                      X          X               X              X
Obligations

Foreign Exchange              X                                 X                              X
Transactions
------------------------------------------------------------------------------------------------------
                               DEBT INVESTMENTS FOR FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------
U.S. Government               X           X          X                          X              X
Obligations

Rule 2a-7 Requirements        X           X          X                          X              X

Mortgage-Backed and           X                                                 X              X
Asset-Backed Securities

Collateralized Mortgage                                                                        X
Obligations

Bank Instruments                                     X                          X              X

Commercial Instruments                               X

Participation Interests                              X

Municipal Securities          X                      X                          X              X

Municipal Lease
Obligations

Investment Grade              X                      X                          X              X
Corporate Debt
Obligations

Junk Bonds                    X
------------------------------------------------------------------------------------------------------
                                  DEBT INVESTMENTS FOR EQUITY FUNDS
------------------------------------------------------------------------------------------------------
U.S. Government                                                 X
Obligations

Mortgage-Backed                                                 X
and Asset-Backed
Securities

Collateralized Mortgage                                         X
Obligations

Investment Grade                                                X
Corporate Debt
Obligations

Liquid Assets                                                   X

                                   AIM INVESTMENT SECURITIES FUNDS
                           SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
------------------------------------------------------------------------------------------------------
  FUND                                  AIM
                                      LIMITED      AIM
SECURITY/                 AIM HIGH    MATURITY    MONEY       AIM REAL        AIM          AIM TOTAL
INVESTMENT                  YIELD     TREASURY    MARKET       ESTATE       SHORT TERM      RETURN
TECHNIQUE                   FUND        FUND       FUND        FUND         BOND FUND      BOND FUND
------------------------------------------------------------------------------------------------------
Junk Bonds                                                      X
------------------------------------------------------------------------------------------------------
                                          OTHER INVESTMENTS
------------------------------------------------------------------------------------------------------
REITs                         X           X          X          X               X              X

Other Investment              X           X          X          X               X              X
Companies

Defaulted Securities          X

Municipal Forward
Contracts

Variable or Floating          X                      X                          X
Rate Instruments

Indexed Securities

Zero-Coupon and               X                                                 X              X
Pay-in-Kind Securities

Synthetic Municipal
Instruments
------------------------------------------------------------------------------------------------------
                                        INVESTMENT TECHNIQUES
------------------------------------------------------------------------------------------------------
Delayed Delivery              X           X          X          X               X              X
Transactions

When-Issued Securities        X           X          X          X               X              X

Short Sales                   X                                 X               X              X

Margin Transactions

Swap Agreements                                                 X               X              X

Interfund Loans               X           X          X          X               X              X

Borrowing                     X           X          X          X               X              X

Lending Portfolio             X           X          X          X               X              X
Securities

Repurchase Agreements         X           X          X          X               X              X

Reverse Repurchase            X           X          X          X               X              X
Agreements

Dollar Rolls                                                                    X              X

Illiquid Securities           X           X          X          X               X              X

Rule 144A Securities          X                      X          X               X              X

Unseasoned Issuers                                              X               X              X

Sale of Money Market                                 X
Securities

Standby Commitments
------------------------------------------------------------------------------------------------------
                                             DERIVATIVES
------------------------------------------------------------------------------------------------------
Equity-Linked                                                   X
Derivatives

Bundled Securities            X

Put Options                   X                                 X               X              X
------------------------------------------------------------------------------------------------------

                                   AIM INVESTMENT SECURITIES FUNDS
                           SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
------------------------------------------------------------------------------------------------------
  FUND                                  AIM
                                      LIMITED      AIM
SECURITY/                 AIM HIGH    MATURITY    MONEY       AIM REAL        AIM          AIM TOTAL
INVESTMENT                  YIELD     TREASURY    MARKET       ESTATE       SHORT TERM      RETURN
TECHNIQUE                   FUND        FUND       FUND        FUND         BOND FUND      BOND FUND
------------------------------------------------------------------------------------------------------
Call Options                  X                                 X               X              X

Straddles                     X                                 X               X              X

Warrants                      X                                 X               X              X

Futures Contracts and         X                                 X               X              X
Options on Futures
Contracts

Forward Currency              X                                 X                              X
Contracts

Cover                         X                                 X               X              X
------------------------------------------------------------------------------------------------------

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         AIM High Yield Fund will not acquire equity securities, other than preferred stocks, except when (a) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (b) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interests of the same or a different issuer; or (c) in the case of an exchange offer whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to a Fund.

         The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Junk Bonds" below.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers.

Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         AIM High Yield Fund, AIM Real Estate Fund and AIM Total Return Bond Fund may invest up to 25% of their total assets, AIM Money Market Fund may invest up to 50% of its total assets and AIM Short Term Bond Fund may invest up to 15% of its total assets in foreign securities; however, AIM Money Market Fund and AIM Short Term Bond Fund may only invest in foreign securities denominated in U.S. dollars. In addition, AIM Total Return Bond Fund may only invest up to 5% of its total assets in foreign securities that are non-U.S. dollar denominated.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         Risk of Developing Countries. AIM High Yield Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each invest up to 5% of their total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments. AIM High Yield Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each invest up to 5% of their total assets in securities of companies located in developing countries. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds."

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         RULE 2a-7 REQUIREMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by AIM (under the supervision of and pursuant to guidelines established by the Board ) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from a NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from a NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Since the Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect their share price. The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.


         AIM Money Market Fund will limit investments in money market obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by the NRSRO, or if unrated, are determined by AIM, the Fund's investment advisor (under the supervision of and pursuant to guidelines established by the Board ) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. Government securities.


         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Total Return Bond Fund and AIM Real Estate Fund may invest in CMOs. These Funds can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.


         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         BANK INSTRUMENTS. AIM Money Market Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

         AIM Money Market Fund may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in the Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

         COMMERCIAL INSTRUMENTS. AIM Money Market Fund intends to invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.


         PARTICIPATION INTERESTS. AIM Money Market Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company ("the Borrower"). The Fund generally will have no right to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a member of the participant and thus the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.


         MUNICIPAL SECURITIES. "Municipal Securities" include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

         Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."

         The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by a Fund will vary from time to time.

         Municipal Securities also include the following securities:

                  o Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

                  o Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

                  o Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

                  o Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

         The Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

         Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

         Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities".

         At least 80% of AIM Municipal Bond Fund's total assets will be invested in municipal securities rated within the four highest ratings for municipal obligations by Moody's (Aaa, Aa, A, or Baa), S&P (AAA, AA, A, or BBB), or have received a comparable rating from another NRSRO. The Fund may invest up to 20% of its total assets in municipal securities that are rated below Baa/BBB (or a comparable rating of any other NRSRO) or that are unrated. For purposes of the foregoing percentage limitations, municipal securities (i) which have been collateralized with U.S. Government obligations held in escrow until the municipal securities' scheduled redemption date or final maturity, but (ii) which have not been rated by a NRSRO subsequent to the date of escrow collateralization, will be treated by the Fund as the equivalent of Aaa/AAA rated securities.

         Since the Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

         The Fund may invest in securities which are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.

         Other Considerations. The ability of the Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Fund to meet their obligations for the payment of interest and principal when due. The securities in which the Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

         There is a risk that some or all of the interest received by the Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

         The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund (except AIM Limited Maturity Treasury Fund) may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

         A portion of each Fund's assets may be held in cash and high quality, short-term money market instruments such as certificates of deposit, commercial paper, bankers' acceptances, short-term U.S. Government obligations, taxable municipal securities, master notes, and repurchase agreements, pending investment in portfolio securities, to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, or for temporary defensive purposes. The Funds, other than AIM High Yield Fund, will purchase only investment grade corporate debt securities.

         JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

         Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

         AIM High Yield Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for each Fund to obtain accurate market quotations of valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

         Descriptions of debt securities ratings are found in Appendix A.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.


         To the extent consistent with their respective investment objectives and policies, each Fund (except AIM Real Estate Fund) may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. AIM Real Estate Fund may invest all of its total assets in equity (common stock, preferred stock, convertible securities) and/or debt securities issued by REITS.


         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

         DEFAULTED SECURITIES. AIM High Yield Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase the Fund's operating expenses and adversely affect its net asset value. Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board.

         VARIABLE OR FLOATING RATE INSTRUMENTS. A Fund may invest in securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.

         ZERO-COUPON AND PAY-IN-KIND SECURITIES. A Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, AIM Short Term Bond Fund and AIM Total Return Bond Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leveraging technique.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. Each Fund (except for AIM Limited Maturity Treasury Fund and AIM Money Market Fund) may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. The Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."


         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds")and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, the Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of the Funds to lend its securities to other AIM Funds is subject to certain other terms and conditions.


         BORROWING. The Funds may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         AIM Limited Maturity Treasury Fund's investment policies permit it to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state income taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements (except AIM Limited Maturity Treasury Fund); or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets (U.S. Treasury obligations in the case of AIM Limited Maturity Treasury Fund) having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         DOLLAR ROLLS. AIM Short Term Bond Fund and AIM Total Return Bond Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. A dollar roll involves the sale of a security, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time a Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enter into dollar roll transactions on mortgage securities to enhance their return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.


         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act and thus may or may not constitute illiquid securities.

         Each Fund (except AIM Money Market Fund) may invest up to 15% of its net assets in securities that are illiquid. AIM Money Market Fund may invest up to 10% of its net assets in securities that are illiquid, including repurchase agreements with remaining maturities in excess of seven (7) days. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

         SALE OF MONEY MARKET SECURITIES. AIM Money Market Fund does not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, AIM may seek to enhance the yield of the Fund by taking advantage of yield disparities that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure. AIM may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Fund's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover should not adversely affect the Fund's net income.


Derivatives



         AIM High Yield Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each invest in forward currency contracts (except for AIM Short Term Bond Fund), futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. AIM Real Estate Fund may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. AIM High Yield Fund may also invest in fixed-rate certificates ("TRAINS") that represent fractional undivided interests in the assets of a Targeted Return Index Securities Trust. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         AIM Limited Maturity Treasury Fund and AIM Money Market Fund may not invest in puts, calls, straddles, spreads or any combination thereof.


         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."


         BUNDLED SECURITIES. In lieu of investing directly in securities appropriate for AIM High Yield Fund, the Fund may from time to time invest in trust certificates (such as TRAINS) or similar instruments representing a fractional undivided interest in an underlying pool of such appropriate securities. The Fund will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates. To that extent, such certificates are generally subject to the same risks as the underlying securities. The Fund will examine the characteristics of the underlying securities for compliance with most investment criteria but will determine liquidity with reference to the certificates themselves. To the extent that such certificates involve interest rate swaps or other derivative devices, a Fund may invest in such certificates if the Fund is permitted to engage in interest rate swaps or other such derivative devices.


         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to write (sell) the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."


         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. A Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the

Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND ON CERTAIN OPTIONS ON CURRENCIES. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as

"transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM Real Estate Fund is not subject to restriction (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) with respect to AIM Money Market Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         AIM Real Estate Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of AIM Real Estate Fund's fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the Funds' advisor and, when applicable, the Fund's sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board .

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM Real Estate Fund is not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM Money Market Fund with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result,
(i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds, subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.


         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of AIM Limited Maturity Treasury Fund's fundamental restriction regarding industry concentration, the United States Government shall not be considered an industry.


         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.


         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

             ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

         (1) AIM High Yield Fund normally invests at least 80% of its assets in non-investment grade debt securities, i.e., "junk bonds". For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (2) AIM Limited Maturity Treasury Fund normally invests at least 80% of its assets in direct obligations of the U.S. Treasury, including bills, notes, and bonds. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (3) AIM Real Estate Fund normally invests at least 80% of its assets in securities of real estate and real estate-related companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (4) AIM Short Term Bond Fund normally invests at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (5) AIM Total Return Bond Fund normally invests at least 80% of its assets in a diversified portfolio of investment grade fixed income securities generally represented by the sector categories within the Lehman Brothers Aggregate Bond Index. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         The Trust has obtained an opinion of Dechert LLP, special counsel to the Trust, that shares of AIM Limited Maturity Treasury Fund are eligible for investment by a federal credit union. In order to ensure that shares of AIM Limited Maturity Treasury Fund meet the requirements for eligibility for investment by federal credit unions, that Fund has adopted the following additional non-fundamental policies:

                  (a) The Fund will enter into repurchase agreements only with:
         (i) banks insured by the Federal Deposit Insurance Corporation (FDIC);
         (ii) savings and loan associations insured by the FDIC; or (iii) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book-Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase.

                  (b) The Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period.

                  (c) The Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions.

                  (d) The Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or (with the exception of AIM Limited Maturity Treasury
Fund) high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them is set forth in Appendix B.


         The standing committees of the Board are the Audit Committee, the Compliance Committee the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing Issues.



         The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Funds (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Funds' management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of the Funds; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board's oversight of the Funds' compliance with legal and regulatory requirements that related to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, pre-approving all permissible non-audit services provided to the Funds by its independent auditors; (vi) assisting, in accordance with Item2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by each Fund independent auditors to the Funds' investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, preparing an audit committee report for inclusion in the Fund's annual proxy statement. During the fiscal year ended July 31, 2004, the Audit Committee held nine meetings.



         The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the dis-interested trustees the appointment, compensation and removal of the Fund's Chief Compliance Officer; (ii) recommending to the dis-interested trustees the appointment, compensation and removal of the Fund's Senior Officer appointed pursuant to the terms of an Assurance of Discontinuance from the New York Attorney General that is applicable to AIM and/or INVESCO Funds Group, Inc. (the "Advisors") (the "Senior Officer"); (iii) recommending to the dis-interested trustees the appointment and removal of the Advisors' independent Compliance Consultant appointed pursuant to the terms of the Securities and Exchange Commission's Order Instituting Administrative Proceedings (the "SEC Order") applicable to the Advisors (the "Compliance Consultant"); (iv) receiving all reports from the Chief Compliance Officer, the Senior Officer and the Compliance Consultant that are delivered between meetings of the Board and that are otherwise not required to be provided to the full Board or to all of the dis-interested trustees; (v) overseeing all reports on compliance matters from the Chief Compliance Officer, the Senior Officer and the Compliance Consultant, and overseeing all reports from the third party retained by the Advisors to conduct the periodic compliance review required by the terms of the SEC Order that are required to be provided to the full Board; (vi) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (vii) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Fund or its service providers; and (viii) overseeing potential conflicts of interest that are reported to the Committee by the Advisors, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended July 31, 2004, the Compliance Committee did not meet.



         The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair) and Jack M. Fields (Vice Chair), Gerald J. Lewis and Louis S. Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee and the Compliance Committee of the Trust.



         The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended July 31, 2004, the Governance Committee held sixmeetings.


         Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


         The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended July 31, 2004, the Investments Committee held four meetings.



         The members of the Valuation Committee are Messrs. Dunn, Pennock (Chair) and Soll, and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Funds' portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation
Committee: (i) receives the reports of AIM's internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Procedures"), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM's internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities.

During the fiscal year ended July 31, 2004, the Valuation Committee held did not meet.



         The members of the Special Committee Relating to Market Timing Issues are Messrs. Crockett, Dowden, Dunn, and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Funds ("market timing") and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended July 31, 2004, the Special Committee Relating to Market Timing issues held six meetings.


Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement


         The advisory agreement with AIM (the "Advisory Agreement") for each Fund, and sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO, Inc." or the "Sub-Advisor") (collectively with AIM, the "Advisors") for AIM Real Estate Fund (the "Sub-Advisory Agreement") (collectively with the Advisory Agreement, the "Advisory Agreements") were re-approved for each Fund by the Board at a meeting held on June 8-9, 2004. In evaluating the fairness and reasonableness of the Advisory Agreement, the Board considered a variety of factors for the Fund, as applicable, including: the requirements of the Fund for investment supervisory and administrative services; the quality of the Advisors' services, including a review of the Fund's investment performance if applicable and the Advisors' investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to the Advisors' other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by the Fund as a percentage of its assets and in relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by the Advisors; the Advisors' profitability; the benefits received by the Advisors from its relationship to the Fund, including soft dollar arrangements, and the extent to which the Fund shares in those benefits; the organizational capabilities and financial condition of the Advisors and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between the Fund and the Advisors.


         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that with respect to each Fund: (i) the services provided to the Fund and its shareholders were adequate; (ii) the Advisory Agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the Advisory Agreements would have been obtained through arm's length negotiations. The Board therefore concluded that the Fund's

Advisory Agreements, as applicable, were in the best interests of each Fund and its shareholders and approved the Advisory Agreements.


COMPENSATION


         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component.


         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003 is found in Appendix C.

Retirement Plan For Trustees

         The Trustees have adopted a retirement plan for the Trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements


         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board,in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value


         The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. A I M Distributors, Inc. ("AIM Distributors") permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution.


CODES OF ETHICS


         AIM, the Trust, A I M Distributorsand INVESCO Institutional (N.A.) (the "Sub-Advisor") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.


PROXY VOTING POLICIES


         The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund other than AIM Real Estate Fund to AIM. The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM Real Estate Fund to the Fund's Sub-Advisor. AIM and the Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix D.


         Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of the Fund's proxy voting record.


         Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2004 is available at our Web site, http:/www.AIMinvestments.com. This information is also available at the SEC Web site, http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of the Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR


         AIM, the Fund's investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.


         As investment advisor, AIM supervises all aspects of the Funds" operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the Sub-Advisor are not exclusive and AIM and the Sub-Advisor are free to render investment advisory services to others, including other investment companies.


         AIM is also responsible for furnishing to the Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.


         The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.


         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from the Fund calculated at the following annual rates, based on the average daily net assets of the Fund during the year:



                         FUND NAME                                    NET ASSETS                      ANNUAL RATE
-----------------------------------------------------        -----------------------------            -----------
AIM High Yield Fund                                          First $200 million                          0.625%
                                                             Next $300 million                           0.55%
                                                             Next $500 million                           0.50%
                                                             Amount over $1 billion                      0.45%

AIM Money Market Fund                                        First $1 billion                            0.40%
                                                             Amount over $1 billion                      0.35%

AIM Limited Maturity Treasury Fund                           First $500 million                          0.20%
                                                             Amount over $500 million                    0.175%

AIM Real Estate Fund                                         All Assets                                  0.90%

AIM Short Term Bond Fund                                     All Assets                                  0.40%

AIM Total Return Bond                                        First $500 million                          0.50%
                                                             Next $500 million                           0.45%
                                                             Amount over $1 billion                      0.40%


         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's Investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."


         AIM has contractually agreed through July 31, 2005, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, extraordinary items and increases in expenses due to expense offset arrangements, if any) for AIM Total Return Bond Fund's Class A, Class B, Class C and Class R shares to the extent necessary to limit the total operating expenses of Class A shares to 1.25% (e.g., if AIM waives 1.86% of Class A expenses, AIM will also waive 1.86% of Class B, Class C and Class R expenses). Such contractual fee waivers or reductions are set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.



         AIM has contractually agreed through July 31, 2005, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, extraordinary items and increases in expenses due to expense offset arrangements, if any) for AIM Short Term Bond Fund's Class C shares to the extent necessary to limit the total operating expenses of Class A, Class C and Class R shares to 0.95%, 1.20% and 1.10%, respectively. Such contractual fee waivers or reductions are set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreements between AIM and the Fund.

INVESTMENT SUB-ADVISOR


         AIM has entered into a Sub-Advisory Agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO, Inc.") or (the "Sub-Advisor") to provide investment sub-advisory services to AIM Real Estate Fund.


         INVESCO, Inc. is registered as an investment advisor under the Advisers Act. INVESCO, Inc. believes it has one of the nation's largest discretionary portfolios of tax-exempt accounts (such as pension and profit sharing funds for corporations and state and local governments). Funds are supervised by investment managers who utilize INVESCO, Inc.'s facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.


         AIM and INVESCO, Inc. are indirect wholly owned subsidiaries of AMVESCAP (formerly, AMVESCO PLC and INVESCO PLC).



         For the services to be rendered by INVESCO, Inc. under the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.40% of the Advisor's compensation of the sub-advised assets per year, for AIM Real Estate Fund.



         The management fees payable by the Fund, the amounts waived by AIM and the net fee paid by the Fund for the last three fiscal years ended July 31 are found in Appendix F.



          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board;
(d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.


         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS


         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended July 31 are found in Appendix G.


OTHER SERVICE PROVIDERS


         TRANSFER AGENT. AIM Investment Services, Inc.,11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust's transfer agent registrar, and dividend disbursing agent.



         For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS a fee equal to $2.00 per trade executed to be billed monthly plus certain out of pocket expenses. In addition, for servicing accounts holding Institutional Class Shares, the Trust on behalf of the Funds, is required to reimburse AIS for servicing such accounts to the extent that an account is serviced by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. AIS has agreed to waive the right to collect any fee or reimbursement to which it is entitled, to the extent that such fee or reimbursement would cause the fees and expenses incurred by the Institutional Class Shares to exceed 0.10% of the average net assets attributable to such class of the Funds.


         It is anticipated that most investors will perform their subaccounting.


         CUSTODIANS. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of AIM High Yield Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, is custodian of all securities and cash of AIM Limited Maturity Fund and AIM Money Market Fund. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York also serves as sub-custodian to facilitate cash management.


         The custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The custodians are responsible for monitoring eligible foreign securities depositories.

         Under their contracts with the Trust, the custodians maintain the portfolio securities of the Funds, administer the purchases and sales of portfolio securities, collect interest and dividends and other distributions made on the securities held in the portfolios of the Funds and perform other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney,

Suite 1200, Houston, Texas 77010-4035, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

         AIM or the Sub-Advisor, as applicable, makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds (except AIM Real Estate Fund) incur little or no brokerage commission. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.


         Brokerage commissions paid by each of the Funds during the last three fiscal years ended July 31 are found in Appendix H.


COMMISSIONS

         During the last three fiscal years ended July 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.


         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.


         Under the 1940 Act, certain persons affiliated with the Trust are prohibited from dealing with the Trust as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Trust from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions. These conditions may restrict the ability of the Funds to purchase municipal securities being publicly underwritten by such syndicate, and the Funds may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Trust may, from time to time, serve as placement agent or financial advisor to an issuer of Municipal Securities and be paid a fee by such issuer. The Funds may purchase such Municipal Securities directly from the issuer, provided that the purchase is reviewed by the Board and a determination is made that the placement fee or other remuneration paid by the issuer to a person affiliated with the Trust is fair and reasonable in relation to the fees charged by others performing similar services.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to provide a more in-depth analysis of a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)


         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended July 31, 2004 are found in Appendix I.


REGULAR BROKERS OR DEALERS


         Information concerning each of the Fund's acquisition of securities of its regular brokers or dealers during the last fiscal year ended July 31, 2004, is found in Appendix I.


ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.



ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS



         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and, when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:



         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capital/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies and current holdings.

The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.





         On occasion, when the Sub-Advisor is purchasing certain thinly-traded securities or shares in an initial public offering for the Funds or other clients, the situation may arise that the Sub-Advisor is unable to obtain sufficient securities to fill the orders of the Funds or all other relevant clients. In that situation, the Sub-Advisor is required to use pro-rata allocation methods that ensure the fair and equitable treatment of all clients. (Such methods may include, for example, pro-rata allocation on each relevant trade, or "rotational" allocation).

         The requirement of pro-rata allocation is subject to limited exceptions
- such as when the Funds or accounts are subject to special investment objectives or size constraints on investment positions.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

         Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

         Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AIS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

         A financial intermediary may submit a written request to AIS for correction of transactions involving Fund shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

         An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

         Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation.

         AIS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

         Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

REDEMPTIONS BY THE FUNDS

         If the Funds determine that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the Funds may, at their discretion, redeem the account and distribute the proceeds to you.

         Additional information regarding purchases and redemptions is located in the Funds' prospectus, under the headings "Purchasing Shares" and "Redeeming Shares."

ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

         Institutional Class shares of a Fund are offered at net asset value.

Calculation of Net Asset Value

For AIM Money Market Fund

         The net asset value per share of the Fund is determined daily as of 12:00 noon and the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern time) on a particular day, the net asset value of the Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the number of shares outstanding of that class and rounding the resulting per share net asset value to the nearest one cent. Determination of the net asset value per share is made in accordance with generally accepted accounting principles.

         The Fund uses the amortized cost method to determine its net asset value. Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

         The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

         The Board has established procedures designed to stabilize the Fund's net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations are used to establish net asset value, the net asset value could possibly be more or less than $1.00 per share. AIM Money Market Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

For AIM High Yield Fund, AIM Limited Maturity Treasury Fund, AIM Real Estate Fund, AIM Short Term Bond Fund, AIM Total Return Bond Fund


         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determines net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an Evaluated Quotes provided by an independent pricing service. Evaluated Quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.


         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board.


         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of a Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.


         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). A Fund may make a redemption in kind, for instance, if a cash redemption would disrupt its operations or performance. Securities delivered as payment in redemptions in kind will be valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.


         Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


         It is the present policy of each Fund (except AIM Real Estate Fund) to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.


         Dividends are declared to shareholders of record immediately prior to the determination of the net asset value of each Fund. For each Fund, except AIM Money Market Fund AIM Cash Reserve Shares purchase orders received prior to noon EST and AIM Real Estate Fund, dividends begin accruing on the first business day after a purchase order for shares of the Fund is effective (settle date), and accrue through and including the day to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday, dividends will begin accruing on Monday (unless Monday is not a business day of the Fund). For AIM Money Market Fund AIM Cash Reserve Shares purchase orders received prior to noon EST, dividends begin accruing on the first business day of the purchase order for shares of the Fund and accrue through the day prior to the redemption order.


         AIM Real Estate Fund makes quarterly distributions of its net investment income typically during the months of March, June, September and December. A portion of the dividends paid by a REIT may be considered return of capital and would not currently be regarded as taxable income to the AIM Real Estate Fund.


         Distributions paid by a Fund other than daily dividends have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income tax.

         Should the Trust incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net asset value per share of the AIM Money Market Fund or the net income per share of a class of the Fund for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of the AIM Money Market Fund was reduced, or was anticipated to be reduced, below $1.00, the Board might suspend further dividend payments on shares of the Fund until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Fund and/or its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.


         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an equal amount to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.


         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.


         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gain from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and (for Fund taxable years beginning after October 22, 2004) net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.



         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies securities of certain publicly traded partnerships (for Fund taxable years beginning after October 22, 2004), and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S.

Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.


         Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities


         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.


         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).


         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.


          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.


          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.


         AIM Limited Maturity Treasury Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars), even if paid in periodic installments, that are recognized from that contract for the taxable year. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap or of a cap or floor that hedges a debt instrument, under alternative methods contained in the regulations and, in the case of other notional principal contracts, under alternative methods that the IRS may provide in a revenue procedure).

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.


         PFIC INVESTMENTS. Those Funds that are permitted to invest in foreign equity securities may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that are not made from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.


         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.



          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.


         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".


         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution to the extent discussed below. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.



         As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is generally equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S. source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.



         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends (including dividends attributed to short-term capital gain and interest) and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.


         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.


         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of decedents dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.


          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.


         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 10, 2004. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


         Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTOR

         The Trust has entered into a master distribution agreement, as amended, relating to the Fund (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Fund. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Fund on a continuous basis directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of the Institutional Class.

         The Trust (on behalf of the Institutional Class) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

         AIM Distributors may, from time to time, at its expense pay a bonus or other consideration or incentive to dealers or banks. The total amount of such additional bonus payments or other consideration shall not exceed 0.10% of the public offering price of the shares sold or of average daily net assets of the Funds attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where    P    =  a hypothetical initial payment of $1,000;
         T    =  average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the one, five, or ten year periods);
         n    =  number of years; and
         ERV  =  ending redeemable value of a hypothetical $1,000 payment at the end of the one, five, or ten year periods (or fractional portion of such period).


         The average annual total returns for the Fund, with respect to its Institutional Class Shares for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are found in Appendix J.


         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of the Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. A Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where           P    =  a hypothetical initial payment of $1,000;
                U    =  average annual total return assuming payment of
                        only a stated portion of, or none of, the applicable
                        maximum sales load at the beginning of the stated
                        period;
                n    =  number of years; and
                ERV  =  ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P    =  a hypothetical initial payment of $1,000;
                V    =  cumulative total return assuming payment of all of, a
                        stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and
                ERV  =  ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Institutional Class Shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2004 are found in Appendix J.


Calculation of Certain Performance Data



         AIM High Yield Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may also use a restated or a blended performance calculation to derive certain performance data shown for their Institutional Class shares in this Statement of Additional Information and in the Funds' advertisements and other sales material. If the Funds' Institutional Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Class A shares (Class C shares for AIM Short Term Bond Fund) at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares (Class C shares for AIM Short Term Bond Fund). If the Funds' Institutional Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Institutional Class shares since their inception and the restated historical performance of the Funds' Class A shares or Class C shares for AIM Short Term Bond

Fund (for periods prior to inception of the Institutional Class shares) at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares (Class C shares for AIM Short Term Bond Fund). If the Funds' Institutional Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Institutional Class shares.



         A restated or blended performance calculation may be used to derive (i) the Funds', except for AIM Money Market Fund, standardized average annual total returns over a stated period and (ii) the Funds' non-standardized cumulative total returns over a stated period.



         A restated or blended performance calculation may be used to derive AIM Money Market Funds' non-standardized average annual total returns over a stated period.


Average Annual Total Return (After Taxes on Distributions) Quotation

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                                       n
                                 P(1+T)  = ATV
                                              D

Where           P     =  a hypothetical initial payment of $1,000;
                T     =  average annual total return (after taxes on
                         distributions);
                n     =  number of years; and
                ATV   =  ending value of a hypothetical $1,000 payment made at
                   D     the beginning of the one, five or ten year periods (or
                         since inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for the Fund, with respect to its Institutional Class Shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are found in Appendix J.


Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                       n
                                 P(1+T) = ATV
                                             DR

Where           P      =  a hypothetical initial payment of $1,000;
                T      =  average annual total return (after taxes on
                          distributions and redemption);
                n      =  number of years; and
                ATV    =  ending value of a hypothetical $1,000 payment made at
                   DR     the beginning of the one, five or ten year periods (or
                          since inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.


         The average annual total returns (after taxes on distributions and redemption) for the Fund, with respect to its Institutional Class Shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004, are found in Appendix J.


Yield Quotation

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         A Fund may quote its distribution rate, which uses the most recent dividend paid annualized as a percentage of the Fund's offering price.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where          a  =  dividends and interest earned during a stated 30-day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date.
                     Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).
               b  =  expenses accrued during period (net of reimbursements).
               c  =  the average daily number of shares outstanding during the period that were certified to receive dividends.
               d  =  the maximum offering price per share on the last day of the period.

         The standard formula for calculating annualized 7-day yield for AIM Money Market Fund is as follows:

                           Y = (V  - V )    x       365
                                 1    0
                               ----------            ---
                                     V               7
                                      0

Where                Y   =  annualized yield.
                     V   =  the value of a hypothetical pre-existing account in
                      0     the AIM Money Market Fund having a balance of one
                            share at the beginning of a stated seven-day period.
                     V   =  the value of such an account at the end of the
                      1     stated period.

         The standard formula for calculating effective annualized yield for the AIM Money Market Fund is as follows:

                                          365/7
                              EY = (Y + 1)      - 1

         Where         EY  =  effective annualized yield.
                       Y   =  annualized yield, as determined above.

         The yields for each Fund are found in Appendix J. In addition, the distribution rates for each Fund are found in Appendix J.

Performance Information

         All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Fund's yield and total return.

         Certain Funds may participate in the IPO market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly affect these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Funds' total returns.

         The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Fund are neither fixed nor guaranteed. The Fund may provide performance information in reports, sales literature and advertisements. The Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Fund. The following is a list of such publications or media entities:

         Advertising Age             Forbes                      Nation's Business
         Barron's                    Fortune                     New York Times
         Best's Review               Hartford Courant            Pension World
         Bloomberg                   Inc.                        Pensions & Investments
         Broker World                Institutional Investor      Personal Investor
         Business Week               Insurance Forum             Philadelphia Inquirer
         Changing Times              Insurance Week              The Bond Buyer
         Christian Science Monitor   Investor's Business Daily   USA Today
         Consumer Reports            Journal of the American     U.S. News & World Report
         Economist                       Society of CLU & ChFC   Wall Street Journal
         FACS of the Week            Kiplinger Letter            Washington Post
         Financial Planning          Money                       CNN
         Financial Product News      Mutual Fund Forecaster      CNBC
         Financial Services Week                                 PBS
         Financial World

         The Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                Mutual Fund Values (Morningstar)
         Bloomberg                        Stanger
         Donoghue's                       Weisenberger
         Lehman Live                      Lipper, Inc.


         The Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Lehman Brothers High Yield Index
         Lehman Brothers Intermediate U.S. Government and Mortgage Index Lehman Brothers 1-2 year Government Bond Index
         Lehman Brothers 1-3 year Government/Credit Index
         Lehman Brothers Municipal Bond Index
         Lehman Brothers U.S. Credit Index
         Lehman Brothers U.S. Aggregate Bond Index
         Lipper BBB Rated Fund Index
         Lipper General Municipal Debt Fund Index
         Lipper High Yield Bond Fund Index
         Lipper Intermediate Investment Grade Debt Fund Index
         Lipper Intermediate U.S. Government Fund Index
         Lipper Real Estate Fund Index
         Lipper Short Investment Grade Debt Index
         Lipper Short U.S. Treasury Category Average Morgan Stanley REIT Index Standard & Poor's 500 Index

         The Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Fund may from time to time include discussions of general economic conditions and interest rates. Advertising for the Fund may also include references to the use of the Fund as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for the Fund may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; and/or (iii) certain institutional shareholders.

         From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.



                   REGULATORY INQUIRIES AND PENDING LITIGATION



         The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.



         As described in the prospectuses for the AIM Funds, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, and A I M Advisors, Inc. ("AIM"), the investment advisor to the AIM Funds, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.



         In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.



         Ongoing Regulatory Inquiries Concerning IFG and AIM



         IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor

("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.



         AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds.



         Private Civil Actions Alleging Market Timing



         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix K-1.



         All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix K-1. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. This lawsuit is identified in Appendix K-1.



         Private Civil Actions Alleging Improper Use of Fair Value Pricing



         Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix K-2.

         Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees



         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix K-3.



         Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes



         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix K-4.



         Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements



         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix K-5.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings areas follows:

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

         Municipal ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

         In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

         The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.


                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

          An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.


                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.


                         FITCH SHORT-TERM CREDIT RATINGS

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS


                               As of July 31, 2004



The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.




                               TRUSTEE
  NAME, YEAR OF BIRTH AND      AND/OR
POSITION(S) HELD WITH THE      OFFICER                                                              OTHER TRUSTEESHIP(S)
         TRUST                  SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------
Robert H. Graham(1) -- 1946      1988       Director and Chairman, A I M Management Group Inc.      None
Trustee, and President                      (financial services holding company); Director and
                                            Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP
                                            PLC - AIM Division (parent of AIM and a global
                                            investment management firm)


                                            Formerly: President and Chief Executive Officer,
                                            A I M Management Group Inc.; Director, Chairman and
                                            President, A I M Advisors, Inc. (registered
                                            investment advisor); Director and Chairman, A I M
                                            Capital Management, Inc. (registered investment
                                            advisor), A I M Distributors, Inc. (registered
                                            broker dealer), AIM Investment Services, Inc.
                                            (registered transfer agent), and Fund Management
                                            Company (registered broker dealer); and Chief
                                            Executive Officer, AMVESCAP PLC - Managed Products
------------------------------------------------------------------------------------------------------------------------
Mark H. Williamson(2) -- 1951    2003       Director, President and Chief Executive Officer,        None
Trustee and Executive Vice                  A I M Management Group Inc. (financial services
President                                   holding company); Director, Chairman and President,
                                            A I M Advisors, Inc. (registered investment
                                            advisor); Director, A I M Capital Management, Inc.
                                            (registered investment advisor) and A I M
                                            Distributors, Inc. (registered broker dealer);
                                            Director and Chairman, AIM Investment Services, Inc.
                                            (registered transfer agent), Fund Management Company
                                            (registered broker dealer); and INVESCO
                                            Distributors, Inc. (registered broker dealer); and
                                            Chief Executive Officer, AMVESCAP PLC - AIM Division
                                            (parent of AIM and a global investment management
                                            firm)

                                            Formerly: Director, Chairman, President and Chief
                                            Executive Officer, INVESCO Funds Group,
------------------------------------------------------------------------------------------------------------------------

-----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                               TRUSTEE
  NAME, YEAR OF BIRTH AND      AND/OR
POSITION(S) HELD WITH THE      OFFICER                                                              OTHER TRUSTEESHIP(S)
         TRUST                  SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                            Inc.; President and Chief Executive Officer, INVESCO
                                            Distributors, Inc.; Chief Executive Officer,
                                            AMVESCAP PLC - Managed Products; Chairman and Chief
                                            Executive Officer of NationsBanc Advisors, Inc.; and
                                            Chairman of NationsBanc Investments, Inc.
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
Bob R. Baker -- 1936             2003       Retired                                                 None
Trustee
                                            Formerly: President and Chief Executive Officer,
                                            AMC Cancer Research Center; and Chairman and
                                            Chief Executive Officer, First Columbia
                                            Financial Corporation
------------------------------------------------------------------------------------------------------------------------
Frank S. Bayley -- 1939          2001       Retired                                                 Badgley Funds, Inc.
Trustee                                                                                             (registered
                                            Formerly: Partner, law firm of Baker & McKenzie         investment company)
------------------------------------------------------------------------------------------------------------------------

James T. Bunch -- 1942           2003        Co-President and Founder, Green, Manning & Bunch       None
Trustee                                      Ltd., (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder Insurance
                                             Corporation
------------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett(3) -- 1944     1992        Chairman, Crockett Technology Associates               ACE Limited
Trustee and Chair                            (technology consulting company)                        (insurance company);
                                                                                                    and Captaris, Inc.
                                                                                                    (unified messaging
                                                                                                    provider)
------------------------------------------------------------------------------------------------------------------------
Albert R. Dowden -- 1941         2000        Director of a number of public and private             Cortland Trust, Inc.
Trustee                                      business corporations, including the Boss Group,       (Chairman)
                                             Ltd. (private investment and management) and           (registered
                                             Magellan Insurance Company                             investment company);
                                                                                                    Annuity and Life Re
                                             Formerly: Director, President and Chief                (Holdings), Ltd.
                                             Executive Officer, Volvo Group North America,          (insurance company)
                                             Inc.; Senior Vice President, AB Volvo; and
                                             director of various affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr. -- 1935      1998        Retired                                                None
Trustee
                                             Formerly: Chairman, Mercantile Mortgage Corp.;
                                             President and Chief Operating Officer,
                                             Mercantile-Safe Deposit & Trust Co.; and
                                             President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------


----------
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                               TRUSTEE
  NAME, YEAR OF BIRTH AND      AND/OR
POSITION(S) HELD WITH THE      OFFICER                                                              OTHER TRUSTEESHIP(S)
         TRUST                  SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Jack M. Fields -- 1952           1997        Chief Executive Officer, Twenty First Century          Administaff; and
Trustee                                      Group, Inc. (government affairs company) and           Discovery Global
                                             Texana Timber LP (sustainable forestry company)        Education Fund
                                                                                                    (non-profit)
------------------------------------------------------------------------------------------------------------------------
Carl Frischling -- 1937          1990        Partner, law firm of Kramer Levin Naftalis and         Cortland Trust, Inc.
Trustee                                      Frankel LLP                                            (registered
                                                                                                    investment company)
------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis -- 1933          2003        Chairman, Lawsuit Resolution Services (San             General Chemical
Trustee                                      Diego, California)                                     Group, Inc.

                                             Formerly: Associate Justice of the California
                                             Court of Appeals
------------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis -- 1950       1998        Formerly: Chief Executive Officer, YWCA of the         None
Trustee                                      USA
------------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock -- 1942         1988        Partner, law firm of Pennock & Cooper                  None
Trustee
------------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley -- 1935          2001        Retired                                                None
Trustee
------------------------------------------------------------------------------------------------------------------------
Louis S. Sklar -- 1939           1990        Executive Vice President, Development and              None
Trustee                                      Operations, Hines Interests Limited Partnership
                                             (real estate development company)
------------------------------------------------------------------------------------------------------------------------
Larry Soll -- 1942                  2003     Retired                                                None
Trustee
------------------------------------------------------------------------------------------------------------------------

                               TRUSTEE
  NAME, YEAR OF BIRTH AND      AND/OR
POSITION(S) HELD WITH THE      OFFICER                                                              OTHER TRUSTEESHIP(S)
         TRUST                  SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley(4) -- 1959         2004     Senior Vice President, A I M Management Group          N/A
Senior Vice President and                    Inc. (financial services holding company) and
Chief Compliance Officer                     Senior Vice President and Chief Compliance
                                             Officer of A I M Advisors, Inc.; Vice President
                                             and Chief Compliance Officer of A I M Capital
                                             Management, Inc. and A I M Distributors, Inc.;
                                             Vice President of AIM Investment Services, Inc.
                                             and Fund Management Company

                                             Formerly: Senior Vice President and Compliance
                                             Director, Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Kevin M. Carome -- 1956 Senior   2003        Director, Senior Vice President, Secretary and         N/A
Vice President, Chief Legal                   General Counsel, A I M Management Group Inc.
Officer and Secretary                        (financial services holding company) and A I M
                                             Advisors, Inc.; Director and Vice President,
                                             INVESCO Distributors, Inc.; Vice President, A I
                                             M Capital Management, Inc., A I M Distributors,
                                             Inc. and AIM Investment Services, Inc.; and
                                             Director, Vice President and General Counsel,
                                             Fund Management Company

                                             Formerly:  Senior Vice President and General
                                             Counsel, Liberty Financial Companies, Inc.; and
                                             Senior Vice President and General Counsel,
                                             Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------
Robert G. Alley -- 1948              2004    Managing Director, Chief Fixed Income Officer           N/A
Vice President                               and Senior Investment Officer, A I M Capital
                                             Management, Inc. and Vice President, A I M
                                             Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
Stuart W. Coco -- 1955              2002     Managing Director and Director of Money Market         N/A
Vice President                               Research and Special Projects, A I M Capital
                                             Management, Inc.; and Vice President, A I M
                                             Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
Sidney M. Dilgren -- 1961           2004     Vice President and Fund Treasurer, A I M               N/A
Vice President and Treasurer                 Advisors, Inc.

                                             Formerly:  Senior Vice President, AIM Investment
                                             Services, Inc. and Vice President, A I M
                                             Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------


----------
(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

                               TRUSTEE
  NAME, YEAR OF BIRTH AND      AND/OR
POSITION(S) HELD WITH THE      OFFICER                                                              OTHER TRUSTEESHIP(S)
         TRUST                  SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Karen Dunn Kelley -- 1960        1992        Director of Cash Management, Managing Director         NA
Vice President                               and Chief Cash Management Officer, A I M Capital
                                             Management, Inc., Director and President, Fund
                                             Management Company; and Vice President, A I M
                                             Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
Edgar M. Larsen -- 1940             2002     Director and Executive Vice President, A I M           N/A
Vice President                               Management GroupInc.; Director and Senior Vice
                                             President, A I M Advisors, Inc.; and Director,
                                             Chairman, President, Director of Investments, Chief
                                             Executive Officer and Chief Investment Officer,
                                             A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2003


                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                    DOLLAR RANGE OF EQUITY SECURITIES            TRUSTEE IN THE AIM FAMILY OF FUNDS
     NAME OF TRUSTEE                           PER FUND                             --REGISTERED TRADEMARK--
     ---------------                ---------------------------------            ----------------------------------
Robert H. Graham            High Yield                  $50,001 - $100,000                 Over $100,000
                            Limited Maturity Treasury        Over $100,000
                            Municipal Bond                   Over $100,000

Mark H. Williamson                                - 0 -                                    Over $100,000

Bob R. Baker                High Yield                         $1 - $10,000                Over $100,000
                            Income                             $1 - $10,000
                            Intermediate Government            $1 - $10,000
                            Money Market                       $1 - $10,000
                            Municipal Bond                     $1 - $10,000
                            Real Estate                        $1 - $10,000

Frank S. Bayley             Income                        $10,001 - $50,000              $50,001 - $100,000

James T. Bunch              High Yield                         $1 - $10,000                Over $100,000
                            Income                             $1 - $10,000
                            Intermediate Government            $1 - $10,000
                            Money Market                       $1 - $10,000
                            Municipal Bond                     $1 - $10,000
                            Real Estate                        $1 - $10,000

Bruce L. Crockett                                 - 0 -                                  $10,001 - $50,000

Albert R. Dowden            High Yield                    $10,001 - $50,000                Over $100,000

Edward K. Dunn, Jr.         High Yield                         $1 - $10,000                Over $100,000(5)
                            Money Market                     Over $100,000


Jack M. Fields                                    - 0 -                                    Over $100,000(5)

Carl Frischling             High Yield                    $10,001 - $50,000                Over $100,000(5)

Gerald J. Lewis             High Yield                         $1 - $10,000              $50,001 - $100,000
                            Income                             $1 - $10,000
                            Intermediate Government            $1 - $10,000
                            Money Market                       $1 - $10,000
                            Municipal Bond                     $1 - $10,000
                            Real Estate                        $1 - $10,000


----------
(5) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEES COMPENSATION TABLE


         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003:




                                                             RETIREMENT       ESTIMATED
                                             AGGREGATE        BENEFITS          ANNUAL           TOTAL
                                            COMPENSATION       ACCRUED         BENEFITS       COMPENSATION
                                              FROM THE          BY ALL           UPON         FROM ALL AIM
                    TRUSTEE                   TRUST(1)       AIM FUNDS(2)    RETIREMENT(3)       FUNDS(4)
         -------------------------------   --------------   --------------   --------------   --------------
         Bob R. Baker(5)                   $        9,593   $       32,635   $      114,131   $      154,554
         Frank S. Bayley                           11,951          131,228           90,000          159,000
         James T. Bunch(5)                          9,593           20,436           90,000          138,679
         Bruce L. Crockett                         11,951           46,000           90,000          160,000
         Albert R. Dowden                          11,951           57,716           90,000          159,000
         Edward K. Dunn, Jr                        11,951           94,860           90,000          160,000
         Jack M. Fields                            11,951           28,036           90,000          159,000
         Carl Frischling(6)                        11,880           40,447           90,000          160,000
         Gerald J. Lewis(5)                         9,593           20,436           90,000          132,054
         Prema Mathai-Davis                        11,951           33,142           90,000          160,000
         Lewis F. Pennock                          11,951           49,610           90,000          160,000
         Ruth H. Quigley                           11,951          126,050           90,000          160,000
         Louis S. Sklar                            11,951           72,786           90,000          160,000
         Larry Soll(5)                              9,593           48,830          108,000          140,429




(1) Amounts shown are based on the fiscal year ended July 31, 2004. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended July 31, 2004, including earnings, was $44,349.



(2) During the fiscal year ended July 31, 2004, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $37,831.



(3) Amounts assume each trustee serves until his or her normal retirement date.


(4) All trustees, currently serve as trustees of nineteen registered investment companies advised by AIM.


(5) Messrs. Baker, Bunch and Lewis and Dr. Soll were elected as Trustees of the Trust on October 21, 2003.



(6) During the fiscal year ended July 31, 2004, the Trust paid $53,351 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                              PROXY VOTING POLICIES






A.       PROXY POLICIES



         Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.



         I.       BOARDS OF DIRECTORS



                  A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.



                  There are some actions by directors that should result in votes being withheld. These instances include directors who:



                  o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;



                  o Attend less than 75 percent of the board and committee meetings without a valid excuse;



                  o Implement or renew a dead-hand or modified dead-hand poison pill;



                  o Sit on the boards of an excessive number of companies;



                  o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;



                  o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or



                  o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

                  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:



                  o Long-term financial performance of the target company relative to its industry;



                  o        Management's track record;



                  o        Portfolio manager's assessment;



                  o        Qualifications of director nominees (both slates);



                  o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and



                  o        Background to the proxy contest.



         II.      INDEPENDENT AUDITORS



                  A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:



                  o It is not clear that the auditors will be able to fulfill their function;



                  o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



                  o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.



         III.     COMPENSATION PROGRAMS



                  Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.



                  o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.



                  o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.



                  o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.



                  o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.



                  o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.



         IV.      CORPORATE MATTERS



                  We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

                  o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.



                  o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.



                  o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.



                  o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.



         V.       SHAREHOLDER PROPOSALS



                  Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.



                  o We will generally abstain from shareholder social and environmental proposals.



                  o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.



                  o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.



                  o We will generally vote for proposals to lower barriers to shareholder action.



                  o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).



         VI.      OTHER



                  o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



                  o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.



                  o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.



         AIM's proxy policies, and the procedures noted below, may be amended from time to time.



B.       PROXY COMMITTEE PROCEDURES



         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

         The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.



         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.



         In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:



         1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.



         2. AIM will not publicly announce its voting intentions and the reasons therefore.



         3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.



         4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.



C.       BUSINESS/DISASTER RECOVERY



         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.



D.       RESTRICTIONS AFFECTING VOTING



         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.



E.       CONFLICTS OF INTEREST



         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.



         In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.



         To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.



F.       FUND OF FUNDS



         When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.


         The Proxy Voting Policies applicable to AIM Real Estate Fund follow:

                                 GENERAL POLICY

         INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

         As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

         INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

         INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

                                   BACKGROUND

         ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

         Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

         In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

         In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

         In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

         In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

                               PROXY VOTING POLICY

         Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

                                 PROXY COMMITTEE

         The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

         The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.

                                  PROXY MANAGER

         The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

         The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

                              CONFLICTS OF INTEREST

         In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

         Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

         In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

         In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

         Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                             PROXY VOTING PROCEDURES

The Proxy Manager will:

         o        Vote proxies;

         o Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

         o Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

         o If requested, provide to clients a report of the proxies voted on their behalf.

                             PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

         I.       CORPORATE GOVERNANCE

                  INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

                  INVESCO will generally vote FOR

                           o        Annual election of directors

                           o        Appointment of auditors

                           o Indemnification of management or directors or both against negligent or unreasonable action

                           o        Confidentiality of voting

                           o        Equal access to proxy statements

                           o        Cumulative voting

                           o        Declassification of Boards

                           o        Majority of Independent Directors

                  INVESCO will generally vote AGAINST

                           o Removal of directors from office only for cause or by a supermajority vote

                           o        "Sweeteners" to attract support for
                                    proposals

                           o        Unequal voting rights proposals
                                    ("superstock")

                           o        Staggered or classified election of
                                    directors

                           o Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

                           o Proposals to vote unmarked proxies in favor of management

                           o Proposals to eliminate existing pre-emptive rights

         II.      TAKEOVER DEFENSE AND RELATED ACTIONS

                  INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

                  INVESCO will generally vote FOR

                           o        Fair price provisions

                           o Certain increases in authorized shares and/or creation of new classes of common or preferred stock

                           o        Proposals to eliminate greenmail provisions

                           o        Proposals to eliminate poison pill
                                    provisions

                           o Proposals to re-evaluate or eliminate in-place "shark repellents"

                  INVESCO will generally vote AGAINST

                           o Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

                           o        Proposals authorizing the company's
                                    management or board of directors to buy back shares at premium prices without shareholders' approval

         III.     COMPENSATION PLANS

                  INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

                  INVESCO will generally vote FOR

                           o Stock option plans and/or stock appreciation right plans

                           o Profit incentive plans provided the option is priced at 100% fair market value

                           o        Extension of stock option grants to
                                    non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

                           o Profit sharing, thrift or similar savings plans

                  INVESCO will generally vote AGAINST

                           o Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

                           o Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

                           o Proposals creating an unusually favorable compensation structure in advance of a sale of the company

                           o Proposals that fail to link executive compensation to management performance

                           o Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

                           o Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

                           o Adoption of a stock purchase plan at less than 85% of fair market value

         IV.      CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

                  INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

                  INVESCO will generally vote FOR

                           o Proposals to reincorporate or reorganize into a holding company

                           o Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

                  INVESCO will generally vote AGAINST

                           o Proposals designed to discourage mergers and acquisitions in advance

                           o Proposals to change state of incorporation to a state less favorable to shareholders' interests

                           o        Reincorporating in another state to
                                    implement anti-takeover measures

         V.       SOCIAL RESPONSIBILITY

                  INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

                  INVESCO will generally vote FOR

                           o        International Labor Organization Principles

                           o Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

                           o        Expanding EEO/Social Responsibility
                                    Reporting

                                 RECORD KEEPING

         The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


         All information listed below is as of November 1, 2004.


AIM HIGH YIELD FUND


                                          CLASS A      CLASS B      CLASS C     INVESTOR CLASS   INSTITUTIONAL
                                           SHARES       SHARES       SHARES         SHARES        CLASS SHARES
                                         ----------   ----------   ----------   --------------   -------------
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF       OWNED OF         OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD         RECORD           RECORD
--------------------------------------   ----------   ----------   ----------   --------------   -------------
AIM Moderate Asset Allocation Fund
Omnibus Account                              --           --           --            --               81.04%
C/O A I M Advisors, Inc.
11 E. Greenway Plaza, Ste 100
Houston, TX  77046-1113


Citigroup Global Markets House Acct.
Attn:  Cindy Tempesta, 7th Floor             --          6.75%        6.28%          --                 --
333 West 34th St.
New York, NY  10001-2402

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                   --          7.33%        7.24%          --                 --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

AIM INCOME FUND


                                          CLASS A      CLASS B      CLASS C        CLASS R          INVESTOR
                                           SHARES       SHARES       SHARES         SHARES        CLASS SHARES
                                         ----------   ----------   ----------   --------------   -------------
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF       OWNED OF         OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD         RECORD           RECORD
--------------------------------------   ----------   ----------   ----------   --------------   -------------
Citigroup Global Markets House
Attn:  Cindy Tempesta 7th A                 5.76%         --           --             --               --
333 West 34th Street
New York, NY   10001-2402

Cortina Tool & Molding Co.
Attn:  Michael Giannelli
912 Tamer Ln                                 --           --           --            5.55%               %
Glenview, IL 60025-3767

D & L Manufacturing Inc. 401K
PSP
Lee Eslicker TTEE
Omnibus Account                              --           --           --            5.67%             --
P. O. Box 52427
Tulsa, OK  74152-0427

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                   --         5.31%         7.30%           --               --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Reliance Trust Company
Custodian
FBO Continental Products Inc.                --           --           --            9.20%             --
401(K) Plan
P.O. Box 48529
Atlanta, GA  30362-1529

AIM INTERMEDIATE GOVERNMENT FUND


                                          CLASS A      CLASS B      CLASS C        CLASS R          INVESTOR
                                           SHARES       SHARES       SHARES         SHARES        CLASS SHARES
                                         ----------   ----------   ----------   --------------   -------------
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF       OWNED OF         OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD         RECORD           RECORD
--------------------------------------   ----------   ----------   ----------   --------------   -------------
AMVESCAP Nat'l. Trust Company TTEE
FBO Big Horn Basin
Orthopedic Clinic PC                         --           --           --            12.57%           --
401K Profit Sharing Plan
P. O. Box 105779
Atlanta, GA  30348-5779

Cecille Stell Pulitzer 7/19/91
Cecille Stell Pulitzer TTE U/I
Revoc Trust                                  --           --           --              --            8.43%
c/o St. Louis Post-Dispatch
900 N. Tucker Blvd
St. Louis, MO  63101-1069

Charles Schwab & Co. Inc.
Special Custody FBO Customers
(SIM)                                        --           --           --              --            10.43%
ATTN:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                 15.55%       10.15%       21.75%           9.45%           --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484




AIM LIMITED MATURITY TREASURY FUND



                                                     CLASS A                 CLASS A3            INSTITUTIONAL CLASS
                                                      SHARES                  SHARES                   SHARES
                                                   ------------            ------------         ---------------------
                                                    PERCENTAGE              PERCENTAGE               PERCENTAGE
NAME AND ADDRESS OF                                  OWNED OF                OWNED OF                 OWNED OF
PRINCIPAL HOLDER                                      RECORD                  RECORD                   RECORD
---------------------------------------------      ------------            ------------         ---------------------
AIM Conservative Asset Allocation Fund
Omnibus Account
C/O A I M Advisors, Inc.                                --                      --                     65.73%
11 E. Greenway Plaza, Suite 100
Houston, TX  77046-1113

                                                     CLASS A                 CLASS A3            INSTITUTIONAL CLASS
                                                      SHARES                  SHARES                   SHARES
                                                   ------------            ------------         ---------------------
                                                    PERCENTAGE              PERCENTAGE               PERCENTAGE
NAME AND ADDRESS OF                                  OWNED OF                OWNED OF                 OWNED OF
PRINCIPAL HOLDER                                      RECORD                  RECORD                   RECORD
---------------------------------------------      ------------            ------------         ---------------------
ESOR & Co.
Attn:  Trust Operations - Lynn Knight                   --                      --                      7.15%
P.O. Box 19006
Green Bay, WI 54307-9006

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers

Attn:  Fund Administration                            8.82%                     --                       --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

MUIR & Co.
c/o Frost                                               --                      --                     14.45%
P.O. Box 2479
San Antonio, TX 78298-2479

FIIOC Agent
Employee Benefit Plans                                  %                       --                      8.58%
100 Magellan Way KWIC
Covington, KY  41015-1987



AIM MONEY MARKET FUND



                                         AIM CASH                                                INVESTOR    INSTITUTIONAL
                                         RESERVE       CLASS B       CLASS C       CLASS R        CLASS         CLASS
                                          SHARES        SHARES        SHARES        SHARES        SHARES        SHARES*
                                        ----------    ----------    ----------    ----------    ----------   -------------
NAME AND ADDRESS OF                     PERCENTAGE    PERCENTAGE    PERCENTAGE    PERCENTAGE    PERCENTAGE     PERCENTAGE
PRINCIPAL HOLDER                         OWNED OF      OWNED OF      OWNED OF      OWNED OF      OWNED OF       OWNED OF
                                          RECORD        RECORD        RECORD        RECORD        RECORD         RECORD
-------------------------------------   ----------    ----------    ----------    ----------    ----------   -------------
A I M Distributors, Inc.
ATTN:  Corporate Controller                8.02%          --            --            --            --              N/A
11 E. Greenway Plaza, Ste 100
Houston, TX  77046-1113

AMVESCAP National Trust Co. FBO
Itasca Bank & Trust Co.
401 (K) Retirement Plan                     --            --            --          12.36%          --              N/A
P. O. Box 105779
Atlanta, GA  30348-5779

                                         AIM CASH                                                INVESTOR    INSTITUTIONAL
                                         RESERVE       CLASS B       CLASS C       CLASS R        CLASS         CLASS
                                          SHARES        SHARES        SHARES        SHARES        SHARES        SHARES*
                                        ----------    ----------    ----------    ----------    ----------   -------------
NAME AND ADDRESS OF                     PERCENTAGE    PERCENTAGE    PERCENTAGE    PERCENTAGE    PERCENTAGE     PERCENTAGE
PRINCIPAL HOLDER                         OWNED OF      OWNED OF      OWNED OF      OWNED OF      OWNED OF       OWNED OF
                                          RECORD        RECORD        RECORD        RECORD        RECORD         RECORD
-------------------------------------   ----------    ----------    ----------    ----------    ----------   -------------
AMVESCAP National Trust Company
FBO Santa's Best 401(k) &PS Plan            --            --            --          12.74%          --              N/A
P.O. Box 105779
Atlanta, GA  30348-5779

MCB Trust Services Cust. FBO
Favorite Nurses 401(k) Retirement           --            --            --          24.10%          --              N/A
815 W. Olympic Blvd.
Montebello, CA  90640-5101



AIM MUNICIPAL BOND FUND



                                          CLASS A      CLASS B      CLASS C        INVESTOR
                                           SHARES       SHARES       SHARES      CLASS SHARES
                                         ----------   ----------   ----------   -------------
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD         RECORD
--------------------------------------   ----------   ----------   ----------   -------------
Charles Schwab & Co. Inc.
Special Custody FBO Customer
(SIM)                                        --           --           --            5.29%
ATTN:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Citigroup Global Markets House
Account
Attn: Cindy  Tempesta                        --          6.94%         --             --
333 West 34th St., 7th Floor
New York, NY 10001-2402

Gary T. Crum
11 E. Greenway Plaza, Suite 100             5.05%         --           --             --
Houston, TX  77046-1100

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                   --          7.73%       15.75%           --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Morgan Stanley DW
ATTN:  Mutual Fund Operations                --           --          8.17%
3 Harborside Place Fl 6
Jersey City, NJ  07311-3907

AIM REAL ESTATE FUND


                                                                                                 INVESTOR    INSTITUTIONAL
                                         CLASS A       CLASS B       CLASS C       CLASS R        CLASS         CLASS
                                          SHARES        SHARES        SHARES        SHARES        SHARES        SHARES*
                                        ----------    ----------    ----------    ----------    ----------   -------------
                                        PERCENTAGE    PERCENTAGE    PERCENTAGE    PERCENTAGE    PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF      OWNED OF      OWNED OF      OWNED OF      OWNED OF       OWNED OF
PRINCIPAL HOLDER                          RECORD        RECORD        RECORD        RECORD        RECORD         RECORD
-------------------------------------   ----------    ----------    ----------    ----------    ----------   -------------
AIM Aggressive Asset
Allocation Fund
Omnibus Account
C/O A I M Advisors, Inc.                    --            --            --             --            --          98.81%
11 E. Greenway Plaza, Suite 100
Houston, TX  77046-1113

BISYS Retirement Services
Cardiovascular Anesthesiologists            --            --            --           10.11%          --             --
700 17th Street Suite 300
Denver, CO  80202-3531

Charles Schwab & Co Inc.
Reinvestment Account                      17.36%          --            --             --           10.96%          --
101 Montgomery Street
San Francisco, CA  94104-4122

Citigroup Global Markets House Acct
Attn:  Cindy Tempesta, 7th Floor            --            --           6.84%           --            --             --
333 West 34th Street
New York, NY  10001-2402

MCB Trust Services Trustee
Minneapolis Club 401(k) Plan                --            --            --           23.18%          --             --
700 17th Street Suite 300
Denver, CO  80202-3531

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers           --           5.36%        16.30%           --            --             --
Attn:  Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246

                                                                                                 INVESTOR    INSTITUTIONAL
                                         CLASS A       CLASS B       CLASS C       CLASS R        CLASS         CLASS
                                          SHARES        SHARES        SHARES        SHARES        SHARES        SHARES*
                                        ----------    ----------    ----------    ----------    ----------   -------------
                                        PERCENTAGE    PERCENTAGE    PERCENTAGE    PERCENTAGE    PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF      OWNED OF      OWNED OF      OWNED OF      OWNED OF       OWNED OF
PRINCIPAL HOLDER                          RECORD        RECORD        RECORD        RECORD        RECORD         RECORD
-------------------------------------   ----------    ----------    ----------    ----------    ----------   -------------
Morgan Stanley DW
ATTN:  Mutual Fund Operations               --            --           5.15%            --          --             --
3 Harborside Place Fl 6
Jersey City, NJ  07311-3907
Pershing LLC
P.O. Box 2052                               --            --             --           5.76%         --             --
Jersey City, NJ  07303-2052

Reliance Trust Company Cust
FBO Mid-Island Electrical Sales Co.         --            --             --           28.96%        --             --
P.O. Box 48529
Atlanta, GA  30362-1529

Whistler Machine Works Inc. 401K
John T. Devine, Jr. TTEE                    --            --             --           8.51%         --             --
805 S. Wheatley Street Ste 600
Ridgeland, MS  39157-5005



AIM SHORT TERM BOND FUND



                                              CLASS A      CLASS C      CLASS R     INSTITUTIONAL
                                               SHARES       SHARES       SHARES      CLASS SHARES
                                             ----------   ----------   ----------   -------------
                                             PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                               RECORD       RECORD       RECORD         RECORD
--------------------------------------       ----------   ----------   ----------   -------------
A I M Advisors, Inc.
ATTN:  Corporate Controller                      --           --          20.42%         --
11 E. Greenway Plaza, Ste 1919
Houston, TX  77046-1103

AIM Conservative Asset Allocation Fund
Omnibus Account
C/O A I M Advisors, Inc.                         --           --            --         50.98%
11 E. Greenway Plaza, Ste 100
Houston, TX  77046-1113

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O. A I M Advisors, Inc.                        --           --            --         28.22%
11 E. Greenway Plaza, Ste 100
Houston, TX  77046-1113

                                              CLASS A      CLASS C      CLASS R     INSTITUTIONAL
                                               SHARES       SHARES       SHARES      CLASS SHARES
                                             ----------   ----------   ----------   -------------
                                             PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                               RECORD       RECORD       RECORD         RECORD
--------------------------------------       ----------   ----------   ----------   -------------
First Clearing, LLC
A/C 7985-9898
Srinivasan Family TR                           6.27%          --            --           --
Prasad Srinivasan
268 Grandview Drive
Glastonbury, CT  60633-3946

Roseann Parisi
Roseann Parisi                                   --           --          44.14%         --
459 Main Street
Thomaston, ME  04861-3905

Susan Parrish
Susan Parrish                                    --           --          23.83%         --
105 Grand Avenue
Suwanee, GA  30024-4287

MCB Trust Services Cust. FBO
Mile Hi Medical, PC                              --           --          5.87%          --
700 17th Street, Suite 300
Denver, CO  80202-3531




AIM TOTAL RETURN BOND FUND



                                          CLASS A      CLASS B      CLASS C        CLASS R       INSTITUTIONAL
                                           SHARES       SHARES       SHARES         SHARES        CLASS SHARES
                                         ----------   ----------   ----------   --------------   -------------
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF       OWNED OF         OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD         RECORD           RECORD
--------------------------------------   ----------   ----------   ----------   --------------   -------------
Coinage of America
Gregory A. Howe                              --            --          --            22.48%            --
2219 E. Thousand Oaks Blvd #251
Thousand Oaks, CA  91362-2930

Craven H. Crowell, Jr.
401(k) Plan
Craven Crowell Trustee                       --            --          --            10.35%            --
301 Heathermoor Drive
Knoxville, TN  37922-2558

MCB Trust Services Cust. FBO
815 W. Olympic Blvd.                         --            --          --            25.31%            --
Montebello, CA  90640-5101

                                          CLASS A      CLASS B      CLASS C        CLASS R       INSTITUTIONAL
                                           SHARES       SHARES       SHARES         SHARES        CLASS SHARES
                                         ----------   ----------   ----------   --------------   -------------
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF       OWNED OF         OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD         RECORD           RECORD
--------------------------------------   ----------   ----------   ----------   --------------   -------------
MCB Trust Services Cust FBO
Harmony Printing & Development               --            --          --            17.45%            --
815 W. Olympic Blvd.
Montebello, CA  90640-5101

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                   --           5.88%        --              --              --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Roseann Parisi
Roseann Parisi                               --            --          --            19.68%            --
459 Main Street
Thomaston, ME  04861-3905



    MANAGEMENT OWNERSHIP


    As of October 31, 2004, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except the trustees and officers as a group owned 2.21% of the outstanding AIM Cash Reserve Shares of AIM Money Market Fund..

                                   APPENDIX F

                                 MANAGEMENT FEES

    For the last three fiscal years ended July 31, the management fees payable by each Fund, the amounts waived by AIM and the net fee paid by each Fund were as follows:


   FUND NAME                  2004                                      2003                                 2002
                                            NET                                     NET                                     NET
              MANAGEMENT   MANAGEMENT    MANAGEMENT   MANAGEMENT    MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT    MANAGEMENT
              FEE PAYABLE  FEE WAIVERS    FEE PAID    FEE PAYABLE   FEE WAIVERS   FEE PAID   FEE PAYABLE   FEE WAIVERS    FEE PAID
              -----------  -----------   ----------   -----------   -----------  ----------  -----------   -----------   ----------
  AIM High    $ 7,060,337  $    (6,992)  $7,053,345   $ 5,533,331   $    (8,331) $5,525,000  $ 6,811,857   $    (6,338)  $6,805,519
Yield Fund

AIM Limited
 Maturity       1,064,847       N/A       1,064,847     1,392,547       N/A       1,392,547    1,200,432       N/A        1,200,432
 Treasury
   Fund

AIM Money
  Market        8,403,115   (8,403,115)          --    10,145,165    (2,809,789)  7,335,376    9,087,854       N/A        9,087,854
 Fund(1)

AIM Real
 Estate         5,126,831       N/A          N/A        2,327,770       N/A          N/A         903,720       N/A           N/A
 Fund

AIM Short
Term Bond       1,384,347         (837)   1,383,510       598,592          (761)    597,831      N/A           N/A           N/A
 Fund(2)

 AIM Total
  Return          443,190     (386,506)      56,684       306,590      (266,097)     40,493       26,520       (46,520)  $      -0-
Bond Fund


----------


(1) Institutional Class shares have not commenced operations.



(2) Commenced operations on August 30, 2002.

                                   APPENDIX G

                          ADMINISTRATIVE SERVICES FEES

    The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended July 31:


         FUND NAME                     2004          2003         2002
-----------------------------        --------      --------     --------
AIM High Yield Fund                  $345,709      $245,247     $205,198

AIM Limited Maturity
Treasury Fund                         143,523       174,870      122,783

AIM Money Market Fund(1)              398,878       406,127      251,839

AIM Real Estate Fund                  164,380        79,487       50,000

AIM Short Term Bond Fund(2)            87,141        45,890        N/A

AIM Total Return Bond Fund             50,000        50,000       29,178


----------


(1) Institutional Class shares have not commenced operations.



(2) Commenced operations on August 30, 2002.

                                  APPENDIX H

                              BROKERAGE COMMISSIONS


Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended July 31 were as follows:



                  FUND                    2004         2003          2002
                  ----                  --------    ----------    ---------
AIM High Yield Fund(2),(3)              $132,149    $   38,526    $  72,345
AIM Limited Maturity Treasury Fund           -0-           -0-          -0-
AIM Money Market Fund(4)                     -0-           -0-          -0-
AIM Real Estate Fund(5)                   19,550     1,059,539      441,056
AIM Short Term Bond Fund(6)                  -0-           -0-          N/A
AIM Total Return Bond Fund                   -0-           -0-          -0-


(1) Disclosure regarding brokerage commissions paid on agency trades and designated as such on the trade confirm.


(2) The variation increase in brokerage commission paid by AIM High Yield Fund for the fiscal year ended July 31, 2004, as compared to the prior fiscal year ended July 31, 2003, was due to an increase in equity trading activity in the funds on which commissions were paid.



(3) The reduced amount in brokerage commissions paid by AIM High Yield Fund for the fiscal year ended July 31, 2003, as compared to the fiscal year ended July 31, 2002, was due to reduced activity in equity trades.



(4)      Institutional Class shares have not yet commenced operations.



(5) The increase in brokerage commissions paid by AIM Real Estate Fund for the fiscal years ended July 31, 2002 and 2003, as compared to the current fiscal year ended July 31, 2004, was due to increased asset levels. The investment of additional cash generated more commissions.



(6)      Commenced operations on August 30, 2002.

                                   APPENDIX I

               DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE
                   OF SECURITIES OF REGULAR BROKERS OR DEALERS



         During the last fiscal year ended July 31, 2004, none of the Funds, except AIM Real Estate Fund paid directed brokerage commissions. AIM Real Estate Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research statistics and other information:



                                                                                                  Related
              Fund                                   Transactions                          Brokerage Commissions
              ----                                   ------------                          ---------------------
AIM Real Estate Fund                                 $102,849,945                                 $209,995



         During the last fiscal year ended July 31, 2004, none of AIM Limited Maturity Treasury Fundor AIM Real Estate Fund purchased securities of their "regular" brokers or dealers.



         During the last fiscal year ended July 31, 2004, the following Funds purchased securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:



              Fund                                   Security                                  Market Value
              ----                                   --------                                  ------------
                                                                                          (as of July 31, 2004)
AIM High Yield Fund
         E*TRADE Financial Corp                      Senior Notes                              $  2,310,762

AIM Money Market Fund
         Goldman Sachs Group, Inc. (The)             Promissory Notes                            45,000,000
         Merrill Lynch Mortgage Capital, Inc.        Master Notes                                75,000,000

AIM Short Term Bond Fund
         Goldman Sachs Group, L.P.                   Unsecured Notes                              1,891,980
         Lehman Brothers Inc.                        Senior Subordinated Debentures                 133,034
         Lehman Brothers Inc.                        Senior Unsecured Subordinated Notes            756,266
         Merrill Lynch & Co., Inc.                   Series B. Medium Term Notes                    976,687


AIM Total Return Bond
         Goldman Sachs Group, L.P.                   Unsecured Notes                                157,665
         Lehman Brothers Inc.                        Senior Subordinated Debentures                 266,068
         Lehman Brothers Inc.                        Senior Unsecured Subordinated Notes            162,057
         Merrill Lynch & Co., Inc.                   Series B. Medium Term Notes                    253,823
         JPMorgan Chase Bank                         Subordinated Notes                             259,182

                                   APPENDIX J


                                PERFORMANCE DATA



AVERAGE ANNUAL TOTAL RETURNS



         The average annual total returns for each Fund, with respect to its Institutional Class shares for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:



                                                      PERIODS ENDED
                                                      JULY 31, 2004
                                            -------------------------------      SINCE    INCEPTION
         INSTITUTIONAL CLASS SHARES:        1 YEAR     5 YEARS     10 YEARS    INCEPTION       DATE
         --------------------------         ------     -------     --------    ---------    ---------
AIM High Yield Fund                           8.37       -3.65         2.09          N/A     07/11/78
AIM Limited Maturity Treasury Fund           -0.29        4.13         4.82          N/A     12/15/87
AIM Real Estate Fund                         19.52       16.41          N/A         9.63     12/31/96
AIM Short Term Bond Fund*                     2.64         N/A          N/A         2.72     04/30/04
AIM Total Return Bond Fund                    0.40         N/A          N/A         3.97     12/31/01



* The returns shown for these periods are the restated historical performance of the Fund's Class C shares (for the periods prior to April 30, 2004) at net asset value and reflect the higher Rule 12b-1 fees applicable to the Class C shares.



** The inception date shown in the table is that of AIM Short Term Bond Fund's Class C shares. The inception date of AIM Short Term Bond Fund's Class A shares is April 30, 2004.



         As of the date of this Statement of Additional Information, the Institutional Class shares of AIM Money Market Fund have not commenced operations.






CUMULATIVE TOTAL RETURNS



         The cumulative total returns for each Fund with respect to its Institutional Class shares for the one, five and ten year periods (or since inception, if less than ten years), ended July 31, 2004 are as follows:



                                                      PERIODS ENDED
                                                      JULY 31, 2004
                                            -------------------------------      SINCE    INCEPTION
         INSTITUTIONAL CLASS SHARES:        1 YEAR     5 YEARS     10 YEARS    INCEPTION       DATE
         --------------------------         ------     -------     --------    ---------    ---------
AIM High Yield Fund                           8.37      -16.96        23.00          N/A     07/11/78
AIM Limited Maturity Treasury Fund           -0.29       22.42        60.15          N/A     12/15/87
AIM Real Estate Fund                         19.52      113.73          N/A       100.76     12/31/96
AIM Short Term Bond Fund*                     2.64         N/A          N/A         5.29     04/30/04
AIM Total Return Bond Fund                    0.40         N/A          N/A        10.56     12/31/01



* The returns shown for these periods are the restated historical performance of the Fund's Class C shares (for the periods prior to April 30, 2004) at net asset value and reflect the higher Rule 12b-1 fees applicable to the Class C shares.



** The inception date shown in the table is that of AIM Short Term Bond Fund's Class C shares. The inception date of AIM Short Term Bond Fund's Class A shares is April 30, 2004.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION)



         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:



                                                      PERIODS ENDED
                                                      JULY 31, 2004
                                            -------------------------------      SINCE      INCEPTION
         INSTITUTIONAL CLASS SHARES:        1 YEAR     5 YEARS     10 YEARS    INCEPTION      DATE
         --------------------------         ------     -------     --------    ---------    ---------
AIM High Yield Fund                           5.37       -7.46        -1.85          N/A     07/11/78
AIM Limited Maturity Treasury Fund           -1.26        2.62         2.99          N/A     12/15/87
AIM Real Estate Fund                         18.47       14.92          N/A         7.87     12/31/96
AIM Short Term Bond Fund*                     1.71         N/A          N/A         1.77     04/30/04
AIM Total Return Bond Fund                   -1.11         N/A          N/A         2.44     12/31/01




* The returns shown for these periods are the restated historical performance of the Fund's Class C shares (for the periods prior to April 30, 2004) at net asset value and reflect the higher Rule 12b-1 fees applicable to the Class C shares.



** The inception date shown in the table is that of AIM Short Term Bond Fund's Class C shares. The inception date of AIM Short Term Bond Fund's Class A shares is April 30, 2004.








AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)



         The average annual total returns (after taxes on distributions and redemption)for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2004 are as follows:



                                                      PERIODS ENDED
                                                      JULY 31, 2004
                                            -------------------------------      SINCE    INCEPTION
         INSTITUTIONAL CLASS SHARES:        1 YEAR     5 YEARS     10 YEARS    INCEPTION       DATE
         --------------------------         ------     -------     --------    ---------    ---------
AIM High Yield Fund                           5.38       -5.33        -0.55          N/A     07/11/78
AIM Limited Maturity Treasury Fund           -0.19        2.59         2.96          N/A     12/15/87
AIM Real Estate Fund                         12.63       13.37          N/A         7.19     12/31/96
AIM Short Term Bond                           1.71         N/A          N/A         1.76     04/30/04
AIM Total Return Bond Fund                    0.25         N/A          N/A         2.46     12/31/01

YIELDS



         The 30-day SEC yields for each of the named Funds are as follows:



                                                          30 DAYS ENDED
                                                           JULY 31, 2004
                                                        INSTITUTIONAL CLASS
                                                        -------------------
         AIM High Yield Fund                                   6.57%
         AIM Limited Maturity Treasury Fund                    1.62
         AIM Real Estate Fund                                  1.78
         AIM Short Term Bond Fund                              3.22
         AIM Total Return Bond Fund                            3.14







DISTRIBUTION RATES



         The distribution rates at offering price for each of the named Funds are as follows:



                                                           30 DAYS ENDED
                                                          JULY 31, 2004
         30-DAY:                                        INSTITUTIONAL CLASS
         -------                                        -------------------
         AIM High Yield Fund                                    7.30%
         AIM Limited Maturity Treasury Fund
         AIM Short Term Bond Fund
         AIM Total Return Bond Fund                             2.90



                                                            90 DAYS ENDED
                                                           JULY 31, 2004
         90-DAY:                                        INSTITUTIONAL CLASS
         -------                                        -------------------
         AIM Real Estate Fund                                   2.09%



                                                          12 MONTHS ENDED
                                                           JULY 31, 2004
         -------                                          ---------------
         12-MONTH:
         AIM High Yield Fund                                     N/A
         AIM Limited Maturity Treasury Fund                      N/A
         AIM Short Term Bond Fund                                N/A
         AIM Total Return Bond Fund

                                   APPENDIX K
                    PENDING LITIGATION ALLEGING MARKET TIMING


          The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of October 8, 2004.



          RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.



          MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY,

          ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.



          RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.



          L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC.
          V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



          RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO

          TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO

          SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.



          STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM

          STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of

          Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.



          PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.



          LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT

          SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC.,

          AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.



          SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
          V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.



          CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.



          HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



          CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of
          Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

          Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties:
     (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar lawsuit continue to seek remand of their lawsuit to state court. Set forth below is detailed information about these three amended complaints.



          RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN),
          V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES
          Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON
          (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.



          CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON,

          RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
          K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS
          F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.



          MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

                              FINANCIAL STATEMENTS




                                       F-S

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM High Yield Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
BONDS & NOTES-92.85%

ADVERTISING-0.15%

Dex Media Inc., Disc. Notes, 9.00%, 11/15/13
  (Acquired 11/03/03; Cost $1,781,498)(a)(b)   $  2,770,000   $    1,939,000
============================================================================

AEROSPACE & DEFENSE-1.12%

Argo-Tech Corp., Sr. Notes, 9.25%, 06/01/11
  (Acquired 06/17/04; Cost $1,450,000)(a)         1,450,000        1,515,250
----------------------------------------------------------------------------
Armor Holdings, Inc., Sr. Sub. Global Notes,
  8.25%, 08/15/13                                 1,930,000        2,084,400
----------------------------------------------------------------------------
DRS Technologies, Inc., Sr. Unsec. Sub.
  Global Notes, 6.88%, 11/01/13                   1,815,000        1,842,225
----------------------------------------------------------------------------
L-3 Communications Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 6.13%, 01/15/14              6,915,000        6,724,837
----------------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11                          1,880,000        2,049,200
============================================================================
                                                                  14,215,912
============================================================================

AIRLINES-1.20%

Continental Airlines, Inc., Notes, 8.00%,
  12/15/05                                        4,575,000        4,094,625
----------------------------------------------------------------------------
Delta Air Lines, Inc., Unsec. Notes, 7.90%,
  12/15/09                                        9,410,000        3,905,150
----------------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                          8,775,000        7,239,375
============================================================================
                                                                  15,239,150
============================================================================

ALTERNATIVE CARRIERS-0.33%

Embratel Participacoes S.A. (Brazil), Gtd.
  Notes, 11.00%, 12/15/08 (Acquired 03/19/04-
  03/23/04; Cost $4,063,313)(a)                   3,750,000        4,143,750
============================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.60%

Levi Strauss & Co., Unsec. Notes, 7.00%,
  11/01/06                                        3,705,000        3,621,637
----------------------------------------------------------------------------
Warnaco Inc., Sr. Unsec. Global Notes, 8.88%,
  06/15/13                                        3,725,000        4,041,625
============================================================================
                                                                   7,663,262
============================================================================

AUTO PARTS & EQUIPMENT-1.72%

Autocam Corp., Sr. Sub. Notes, 10.88%,
  06/15/14 (Acquired 05/26/04; Cost
  $1,813,763)(a)                                  1,855,000        1,799,350
----------------------------------------------------------------------------
Collins & Aikman Products Corp., Sr. Unsec.
  Gtd. Global Notes, 10.75%, 12/31/11             3,410,000        3,461,150
----------------------------------------------------------------------------
Delco Remy International, Inc., Sr. Sec.
  Floating Rate Notes, 5.60%, 04/15/09
  (Acquired 04/08/04; Cost $1,755,000)(a)(c)      1,755,000        1,781,325
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT-(CONTINUED)

Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(d)(e)(f)                            $ 26,310,000   $      262,145
----------------------------------------------------------------------------
Metaldyne Corp., Sr. Unsec. Gtd. Notes,
  10.00%, 11/01/13 (Acquired 10/20/03; Cost
  $2,270,000)(a)                                  2,270,000        2,298,375
----------------------------------------------------------------------------
R.J. Tower Corp., Sr. Unsec. Gtd. Global
  Notes, 12.00%, 06/01/13                         5,075,000        4,694,375
----------------------------------------------------------------------------
Tenneco Automotive Inc.-Series B, Sr. Sec.
  Second Lien Global Notes, 10.25%, 07/15/13      2,920,000        3,343,400
----------------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13                                        3,730,000        4,270,850
============================================================================
                                                                  21,910,970
============================================================================

BROADCASTING & CABLE TV-8.64%

Adelphia Communications Corp.,
  Sr. Unsec. Notes,
  9.50%, 03/01/05(f)                              5,060,000        5,414,200
----------------------------------------------------------------------------
  10.88%, 10/01/10(f)                            21,785,000       19,279,725
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.88%,
  03/01/07(f)                                     4,220,000        3,660,850
----------------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12              5,520,000        5,478,600
----------------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 5.67%, 04/01/09
  (Acquired 03/30/04; Cost $7,030,000)(a)(g)      7,030,000        7,170,600
----------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Global Notes, 11.13%, 01/15/11       8,550,000        6,946,875
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.92%, 04/01/11               5,655,000        4,311,937
----------------------------------------------------------------------------
Charter Communications Operating, LLC/
  Charter Communications Operating Capital
  Corp., Sr. Second Lien Notes, 8.00%,
  04/30/12 (Acquired 05/11/04-07/09/04; Cost
  $4,136,625)(a)                                  4,275,000        4,157,437
----------------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Unsub.
  Notes, 7.63%, 04/01/11                          3,680,000        3,735,200
----------------------------------------------------------------------------
DIRECTV Holdings LLC/DIRECTV Financing Co.,
  Inc., Sr. Unsec. Gtd. Global Notes, 8.38%,
  03/15/13                                        4,770,000        5,366,250
----------------------------------------------------------------------------
Echostar DBS Corp., Sr. Unsec. Gtd. Global
  Notes, 5.75%, 10/01/08                          6,270,000        6,254,325
----------------------------------------------------------------------------
Emmis Operating Co., Sr. Sub. Notes, 6.88%,
  05/15/12 (Acquired 04/27/04; Cost
  $3,830,000)(a)                                  3,830,000        3,772,550
----------------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sec. Global
  Notes, 9.75%, 12/01/10                          5,525,000        5,083,000
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Kabel Deutschland GmbH (Germany), Sr. Notes,
  10.63%, 07/01/14 (Acquired 06/24/04; Cost
  $2,670,000)(a)                               $  2,670,000   $    2,750,100
----------------------------------------------------------------------------
Knology, Inc., Sr. Unsec. PIK Notes, 12.00%,
  11/30/09 (Acquired 01/28/02-05/15/04; Cost
  $8,107,450)(a)                                  7,888,178        7,434,608
----------------------------------------------------------------------------
Mediacom Broadband LLC, Sr. Unsec. Gtd.
  Global Notes, 11.00%, 07/15/13                  4,675,000        4,838,625
----------------------------------------------------------------------------
Paxson Communications Corp., Sr. Unsec. Gtd.
  Disc. Sub. Global Notes, 12.25%,
  01/15/09(b)                                     1,000,000          877,500
----------------------------------------------------------------------------
Pegasus Communications Corp.
  Series B, Sr. Notes, 9.63%, 10/15/05(e)(h)      3,535,000        1,953,087
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 12.50%,
  08/01/07(e)(h)                                  1,990,000        1,134,300
----------------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 9.63%, 11/01/09         1,669,000        1,771,226
----------------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10                         7,402,000        8,549,310
============================================================================
                                                                 109,940,305
============================================================================

BUILDING PRODUCTS-0.57%

Building Materials Corp. of America,
  Sr. Notes, 7.75%, 08/01/14 (Acquired
  07/21/04; Cost $405,000)(a)(e)                    405,000          405,000
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 8.00%, 12/01/08          5,900,000        5,929,500
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 7.75%, 07/15/05       920,000          936,100
============================================================================
                                                                   7,270,600
============================================================================

CASINOS & GAMING-2.30%

Aztar Corp., Sr. Sub. Notes, 7.88%, 06/15/14
  (Acquired 05/26/04; Cost $1,855,000)(a)         1,855,000        1,885,144
----------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Notes, 6.75%,
  04/15/14 (Acquired 03/31/04; Cost
  $5,520,000)(a)                                  5,520,000        5,354,400
----------------------------------------------------------------------------
Caesars Entertainment, Inc., Sr. Unsec. Sub.
  Global Notes, 8.13%, 05/15/11                   2,250,000        2,494,687
----------------------------------------------------------------------------
Herbst Gaming, Inc., Sr. Sub. Notes, 8.13%,
  06/01/12 (Acquired 05/27/04; Cost
  $1,841,718)(a)                                  1,855,000        1,845,725
----------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.00%, 03/01/14             10,580,000       10,117,125
----------------------------------------------------------------------------
Poster Financial Group Inc., Sr. Sec. Notes,
  8.75%, 12/01/11 (Acquired 11/18/03-
  11/19/03; Cost $1,873,125)(a)                   1,850,000        1,882,375
----------------------------------------------------------------------------
Seneca Gaming Corp., Sr. Notes, 7.25%,
  05/01/12 (Acquired 04/29/04; Cost
  $1,190,000)(a)                                  1,190,000        1,192,975
----------------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10         3,905,000        4,490,750
============================================================================
                                                                  29,263,181
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

COMMODITY CHEMICALS-1.66%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                             $  9,140,000   $   10,008,300
----------------------------------------------------------------------------
Lyondell Chemical Co.-Series B, Sr. Sec. Gtd.
  Notes, 9.88%, 05/01/07                          7,950,000        8,347,500
----------------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Notes,
  8.75%, 08/15/12                                 2,420,000        2,738,956
============================================================================
                                                                  21,094,756
============================================================================

COMMUNICATIONS EQUIPMENT-1.19%

Corning Inc., Unsec. Deb., 6.75%, 09/15/13        2,310,000        2,356,038
----------------------------------------------------------------------------
Lucent Technologies Inc., Unsec. Unsub.
  Global Deb., 6.45%, 03/15/29                   11,985,000        9,198,487
----------------------------------------------------------------------------
Nortel Networks Ltd. (Canada), Sr. Global
  Notes, 6.13%, 02/15/06                          3,605,000        3,614,012
============================================================================
                                                                  15,168,537
============================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.58%

Case New Holland Inc., Sr. Notes, 9.25%,
  08/01/11 (Acquired 07/29/03-08/18/03; Cost
  $5,583,466)(a)                                  5,645,000        6,181,275
----------------------------------------------------------------------------
Navistar International Corp., Sr. Notes,
  7.50%, 06/15/11                                   930,000          962,550
----------------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11                          8,270,000        9,159,025
----------------------------------------------------------------------------
Trinity Industries, Inc., Sr. Notes, 6.50%,
  03/15/14 (Acquired 03/05/04; Cost
  $2,365,000)(a)                                  2,365,000        2,234,925
----------------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13                                 1,545,000        1,564,312
============================================================================
                                                                  20,102,087
============================================================================

CONSTRUCTION MATERIALS-0.48%

U.S. Concrete, Inc., Sr. Sub. Notes, 8.38%,
  04/01/14 (Acquired 03/26/04-04/30/04; Cost
  $6,249,425)(a)                                  6,100,000        6,100,000
============================================================================

CONSUMER FINANCE-0.55%

Dollar Financial Group, Inc., Gtd. Global
  Notes, 9.75%, 11/15/11                          6,535,000        7,025,125
============================================================================

DISTILLERS & VINTNERS-0.10%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12         1,220,000        1,320,650
============================================================================

DIVERSIFIED CHEMICALS-0.12%

FMC Corp., Sr. Sec. Global Notes, 10.25%,
  11/01/09                                        1,295,000        1,505,437
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

DIVERSIFIED COMMERCIAL SERVICES-0.80%

Cornell Cos., Inc., Sr. Notes, 10.75%,
  07/01/12 (Acquired 06/17/04; Cost
  $937,508)(a)                                 $    950,000   $      945,250
----------------------------------------------------------------------------
Corrections Corp. of America, Sr. Notes,
  7.50%, 05/01/11                                 1,000,000        1,036,250
----------------------------------------------------------------------------
Geo Group Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13                          2,820,000        2,876,400
----------------------------------------------------------------------------
United Rentals North America Inc., Sr. Unsec.
  Gtd. Global Notes, 6.50%, 02/15/12              5,465,000        5,301,050
============================================================================
                                                                  10,158,950
============================================================================

DIVERSIFIED METALS & MINING-0.15%

Massey Energy Co., Sr. Global Notes, 6.63%,
  11/15/10                                        1,850,000        1,891,625
============================================================================

DRUG RETAIL-0.69%

Jean Coutu Group (PJC) Inc. (The) (Canada),
  Sr. Notes, 7.63%, 08/01/12 (Acquired
  07/20/04; Cost $1,405,000)(a)(e)                1,405,000        1,422,562
----------------------------------------------------------------------------
Rite Aid Corp., Sr. Global Notes, 9.25%,
  06/01/13                                        6,930,000        7,293,825
============================================================================
                                                                   8,716,387
============================================================================

ELECTRIC UTILITIES-4.30%

Allegheny Energy Supply Co., LLC, Unsec.
  Global Notes, 7.80%, 03/15/11                   4,490,000        4,473,163
----------------------------------------------------------------------------
CMS Energy Corp.,
  Sr. Notes, 7.75%, 08/01/10 (Acquired
  07/09/03; Cost $1,376,419)(a)                   1,395,000        1,433,362
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08        4,140,000        4,450,500
----------------------------------------------------------------------------
Dynegy Holdings Inc.,
  Sr. Sec. Gtd. Second Priority Notes,
  10.13%, 07/15/13 (Acquired
  08/01/03-08/21/03; Cost $8,084,832)(a)          8,130,000        8,983,650
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 02/15/12        3,855,000        3,816,450
----------------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding
  Corp.-Series C, Sr. Sec. Bonds, 7.16%,
  01/15/14                                        3,802,760        3,751,499
----------------------------------------------------------------------------
Midwest Generation LLC
  Series B., Global Asset-Backed Pass Through
  Ctfs., 8.56%, 01/02/16                         11,050,000       11,492,000
----------------------------------------------------------------------------
  Sr. Sec. Notes, 8.75%, 05/01/34 (Acquired
  04/15/04; Cost $4,590,000)(a)                   4,590,000        4,888,350
----------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08                         6,845,000        8,539,137
----------------------------------------------------------------------------
PG&E Corp., Sec. Global Notes, 6.88%,
  07/15/08                                        1,735,000        1,847,133
----------------------------------------------------------------------------
PSE&G Energy Holdings LLC, Unsec. Global
  Notes, 7.75%, 04/16/07                          1,000,000        1,061,250
============================================================================
                                                                  54,736,494
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-0.22%

Superior Essex Communications & Essex Group
  Inc., Sr. Notes, 9.00%, 04/15/12 (Acquired
  04/08/04; Cost $2,674,100)(a)                $  2,750,000   $    2,750,000
============================================================================

ELECTRONIC MANUFACTURING SERVICES-0.75%

Celestica Inc.(Canada), Sr. Sub. Notes,
  7.88%, 07/01/11                                 1,380,000        1,414,500
----------------------------------------------------------------------------
Flextronics International Ltd. (Singapore),
  Sr. Sub. Global Notes, 6.50%, 05/15/13          2,720,000        2,679,200
----------------------------------------------------------------------------
Sanmina-SCI Corp., Sr. Sec. Gtd. Global
  Notes, 10.38%, 01/15/10                         4,830,000        5,494,125
============================================================================
                                                                   9,587,825
============================================================================

ENVIRONMENTAL SERVICES-1.02%

Allied Waste North America, Inc.,
  Sr. Sec. Global Notes, 6.38%, 04/15/11          1,290,000        1,260,975
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
  7.38%, 04/15/14                                 2,685,000        2,597,737
----------------------------------------------------------------------------
  Series B, Sr. Sec. Gtd. Global Notes,
  8.50%, 12/01/08                                 8,370,000        9,186,075
============================================================================
                                                                  13,044,787
============================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.54%

IMC Global Inc.,
  Sr. Unsec. Global Notes, 10.88%, 08/01/13       4,225,000        5,175,625
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
  11.25%, 06/01/11                                1,450,000        1,696,500
============================================================================
                                                                   6,872,125
============================================================================

FOOD RETAIL-0.88%

Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10                   4,630,000        4,977,250
----------------------------------------------------------------------------
Ahold Lease USA, Inc.-Series 2001 A-1, Gtd.
  Asset-Backed Pass Through Ctfs., 7.82%,
  01/02/20                                        6,189,800        6,267,172
----------------------------------------------------------------------------
                                                                  11,244,422
============================================================================

FOREST PRODUCTS-0.57%

Ainsworth Lumber Co. Ltd. (Canada),
  Sr. Notes, 6.75%, 03/15/14 (Acquired
  02/27/04; Cost $1,380,000)(a)                   1,380,000        1,331,700
----------------------------------------------------------------------------
  6.75%, 03/15/14 (Acquired 05/11/04;
  Cost $3,331,591)(a)                             3,700,000        3,570,500
----------------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13        1,385,000        1,419,625
----------------------------------------------------------------------------
Riverside Forest Products Ltd. (Canada), Sr.
  Notes, 7.88%, 03/01/14 (Acquired 02/17/04;
  Cost $920,000)(a)                                 920,000          963,700
============================================================================
                                                                   7,285,525
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

GAS UTILITIES-0.64%

SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13            $  1,890,000   $    1,981,079
----------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08        1,885,000        1,969,825
----------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%, 07/15/11     2,880,000        2,642,400
----------------------------------------------------------------------------
Southern Natural Gas Co., Sr. Unsec. Global
  Notes, 8.88%, 03/15/10                          1,450,000        1,598,625
============================================================================
                                                                   8,191,929
============================================================================

HEALTH CARE DISTRIBUTORS-0.42%

AmerisourceBergen Corp., Sr. Unsec. Gtd.
  Global Notes, 7.25%, 11/15/12                   4,130,000        4,315,850
----------------------------------------------------------------------------
National Nephrology Associates, Inc., Sr.
  Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $910,000)(a)                       910,000        1,051,050
============================================================================
                                                                   5,366,900
============================================================================

HEALTH CARE EQUIPMENT-0.80%

Medex, Inc., Sr. Sub. Global Notes, 8.88%,
  05/15/13                                        4,125,000        4,393,125
----------------------------------------------------------------------------
MedQuest Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 11.88%, 08/15/12                         2,880,000        3,283,200
----------------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                                 2,300,000        2,553,000
============================================================================
                                                                  10,229,325
============================================================================

HEALTH CARE FACILITIES-3.67%

Ardent Health Services LLC, Sr. Sub. Global
  Notes, 10.00%, 08/15/13                         1,930,000        2,103,700
----------------------------------------------------------------------------
Beverly Enterprises, Inc., Sr. Sub. Notes,
  7.88%, 06/15/14 (Acquired 06/18/04-
  06/21/04; Cost $3,579,319)(a)                   3,635,000        3,671,350
----------------------------------------------------------------------------
Concentra Operating Corp., Sr. Unsec. Gtd.
  Sub. Notes, 9.13%, 06/01/12 (Acquired
  05/25/04; Cost $1,829,271)(a)                   1,855,000        1,980,212
----------------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Global
  Notes, 8.00%, 10/15/13                          1,815,000        1,914,825
----------------------------------------------------------------------------
Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09             1,920,000        1,939,200
----------------------------------------------------------------------------
HEALTHSOUTH Corp., Sr. Unsec. Global Notes,
  8.38%, 10/01/11                                10,350,000       10,039,500
----------------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Notes, 9.88%, 07/01/14 (Acquired
  06/15/04; Cost $3,149,987)(a)                   3,225,000        3,354,000
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.38%, 12/01/11               7,415,000        6,692,037
----------------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Sub. Notes, 7.00%,
  11/15/13                                        7,360,000        7,268,000
----------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11                                        6,840,000        7,797,600
============================================================================
                                                                  46,760,424
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

HEALTH CARE SERVICES-0.52%

Quintiles Transnational Corp., Sr. Unsec.
  Sub. Global Notes, 10.00%, 10/01/13          $  3,750,000   $    3,862,500
----------------------------------------------------------------------------
Team Health, Inc., Sr. Sub. Notes, 9.00%,
  04/01/12 (Acquired 03/12/04; Cost
  $2,760,000)(a)                                  2,760,000        2,697,900
============================================================================
                                                                   6,560,400
============================================================================

HEALTH CARE SUPPLIES-0.88%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%, 05/01/12       7,790,000        8,559,262
----------------------------------------------------------------------------
Inverness Medical Innovations, Inc., Sr. Sub.
  Notes, 8.75%, 02/15/12 (Acquired 02/05/04;
  Cost $2,765,000)(a)                             2,765,000        2,695,875
============================================================================
                                                                  11,255,137
============================================================================

HOME FURNISHINGS-0.44%

Interface, Inc., Sr. Sub. Notes, 9.50%,
  02/01/14 (Acquired 01/27/04; Cost
  $1,840,000)(a)                                  1,840,000        1,872,200
----------------------------------------------------------------------------
Sealy Mattress Co., Sr. Sub. Notes, 8.25%,
  06/15/14 (Acquired 03/30/04; Cost
  $3,675,000)(a)                                  3,675,000        3,693,375
============================================================================
                                                                   5,565,575
============================================================================

HOMEBUILDING-0.65%

Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10                   2,850,000        2,964,000
----------------------------------------------------------------------------
WCI Communities, Inc., Sr. Sub. Notes,
  10.63%, 02/15/11                                4,770,000        5,294,700
============================================================================
                                                                   8,258,700
============================================================================

HOTELS, RESORTS & CRUISE LINES-3.28%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                        2,140,000        2,365,877
----------------------------------------------------------------------------
Intrawest Corp. (Canada),
  Sr. Unsec. Global Notes, 7.50%, 10/15/13        2,920,000        2,941,900
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  02/01/10                                        7,145,000        7,752,325
----------------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  08/15/11                                        4,780,000        5,174,350
----------------------------------------------------------------------------
La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11                                 4,830,000        5,349,225
----------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Global Notes, 8.00%, 05/15/10        2,845,000        3,101,050
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11                                        7,320,000        8,271,600
----------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Gtd. Global Notes, 7.88%, 05/01/12          6,235,000        6,764,975
============================================================================
                                                                  41,721,302
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

HOUSEHOLD APPLIANCES-0.29%

Fedders North America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/14                $  4,600,000   $    3,703,000
============================================================================

INDUSTRIAL MACHINERY-1.15%

Aearo Co. I, Sr. Sub. Notes, 8.25%, 04/15/12
  (Acquired 04/01/04; Cost $1,340,000)(a)         1,340,000        1,373,500
----------------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12             5,720,000        6,549,400
----------------------------------------------------------------------------
Valmont Industries, Inc., Sr. Gtd. Sub.
  Notes, 6.88%, 05/01/14 (Acquired 04/29/04;
  Cost $2,775,000)(a)                             2,775,000        2,775,000
----------------------------------------------------------------------------
Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 05/14/03-10/20/03; Cost
  $3,524,719)(a)                                  3,965,000        3,885,700
============================================================================
                                                                  14,583,600
============================================================================

INTEGRATED OIL & GAS-1.61%

PDVSA Finance Ltd. (Cayman Islands), Global
  Notes, 8.50%, 11/16/12                         11,260,000       11,710,400
----------------------------------------------------------------------------
Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13                                 8,315,000        8,751,537
============================================================================
                                                                  20,461,937
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.96%

LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07                                       11,015,000       10,078,725
----------------------------------------------------------------------------
NTELOS Inc., Conv. Notes, 9.00%, 08/15/13
  (Acquired 04/10/03; $4,950,000)(a)(d)(e)        4,950,000        4,950,000
----------------------------------------------------------------------------
Qwest Capital Funding, Inc.,
  Unsec. Gtd. Global Notes,
  7.00%, 08/03/09                                 4,945,000        4,425,775
----------------------------------------------------------------------------
  7.25%, 02/15/11                                 6,620,000        5,742,850
----------------------------------------------------------------------------
Qwest Communications International Inc.,
  Sr. Floating Rate Notes, 4.75%, 02/15/09
  (Acquired 01/30/04; Cost $3,680,000)(a)(c)      3,680,000        3,532,800
----------------------------------------------------------------------------
  Sr. Notes, 7.25%, 02/15/11 (Acquired
  01/30/04-05/12/04; Cost $8,762,969)(a)          9,275,000        8,996,750
============================================================================
                                                                  37,726,900
============================================================================

INVESTMENT BANKING & BROKERAGE-0.18%

E*TRADE Financial Corp., Sr. Notes, 8.00%,
  06/15/11 (Acquired 06/02/04; Cost
  $2,305,000)(a)                                  2,305,000        2,310,762
============================================================================

LEISURE FACILITIES-0.59%

Six Flags, Inc. Sr. Global Notes, 9.63%,
  06/01/14                                        4,615,000        4,303,487
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
LEISURE FACILITIES-(CONTINUED)

Universal City Development Partners, Ltd.,
  Sr. Global Notes, 11.75%, 04/01/10           $  2,800,000   $    3,262,000
============================================================================
                                                                   7,565,487
============================================================================

LEISURE PRODUCTS-0.46%

Bombardier Recreational Products Inc.
  (Canada), Sr. Sub. Notes, 8.38%, 12/15/13
  (Acquired 12/11/03-04/27/04; Cost
  $5,779,725)(a)                                  5,800,000        5,887,000
============================================================================

LIFE & HEALTH INSURANCE-0.15%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $1,877,504)(a)         1,900,000        1,926,524
============================================================================

MARINE-0.23%

Overseas Shipholding Group, Inc., Sr. Unsec.
  Global Notes, 8.25%, 03/15/13                   2,715,000        2,877,900
============================================================================

METAL & GLASS CONTAINERS-4.34%

Anchor Glass Container Corp., Sr. Sec. Global
  Notes, 11.00%, 02/15/13                         6,340,000        7,291,000
----------------------------------------------------------------------------
Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12                                2,020,000        1,974,550
----------------------------------------------------------------------------
Crown European Holdings S.A. (France),
  Sr. Sec. Second Lien Global Notes, 9.50%,
  03/01/11                                        7,545,000        8,337,225
----------------------------------------------------------------------------
  Sr. Sec. Third Lien Global Notes, 10.88%,
  03/01/13                                        1,000,000        1,160,000
----------------------------------------------------------------------------
Greif Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12                          4,775,000        5,228,625
----------------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Sec. Gtd. Global Notes,
  7.75%, 05/15/11                                 2,715,000        2,864,325
----------------------------------------------------------------------------
  8.75%, 11/15/12                                 5,540,000        6,107,850
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13                                        4,150,000        4,388,625
----------------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%,
  05/15/10                                        3,675,000        3,739,313
----------------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11                  4,670,000        5,078,625
----------------------------------------------------------------------------
Pliant Corp.,
  Sr. Sec. Global Disc. Notes, 11.13%,
  06/15/09(b)                                     4,300,000        3,805,500
----------------------------------------------------------------------------
  Sr. Sec. Second Lien Global Notes, 11.13%,
  09/01/09                                        3,575,000        3,878,875
----------------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Gtd. Global Notes
  10.88%, 07/15/10                                1,395,000        1,422,900
============================================================================
                                                                  55,277,413
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-0.79%

AMC Entertainment Inc.,
  Sr. Unsec. Sub. Notes, 9.88%, 02/01/12       $  3,750,000   $    3,862,500
----------------------------------------------------------------------------
  Sr. Sub. Notes, 8.00%, 03/01/14 (Acquired
  07/22/04; Cost $1,687,563)(a)(e)                1,675,000        1,553,563
----------------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11                          1,850,000        2,007,250
----------------------------------------------------------------------------
Warner Music Group, Sr. Sub. Notes, 7.38%,
  04/15/14 (Acquired 04/01/04; Cost
  $2,755,000)(a)                                  2,755,000        2,658,575
============================================================================
                                                                  10,081,888
============================================================================

MULTI-UTILITIES & UNREGULATED POWER-6.03%

AES Corp. (The),
  Sr. Sec. Second Priority Notes, 8.75%,
  05/15/13 (Acquired 05/01/03-08/12/03; Cost
  $3,614,525)(a)                                  3,650,000        4,005,875
----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 7.75%, 03/01/14        5,700,000        5,571,750
----------------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                                 8,860,922        9,303,968
----------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08          3,365,000        2,119,950
----------------------------------------------------------------------------
Calpine Corp.,
  Sr. Sec. Notes, 8.75%, 07/15/13 (Acquired
  07/10/03-05/11/04; Cost $8,333,913)(a)          8,665,000        6,932,000
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.25%, 08/15/05               6,765,000        6,325,275
----------------------------------------------------------------------------
Calpine Generating Co., LLC, Sec. Floating
  Rate Notes, 7.35%, 04/01/10 (Acquired
  03/23/04-05/11/04; Cost $5,206,113)(a)(c)       5,525,000        5,262,563
----------------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06(e)(h)                    7,750,000        6,238,750
----------------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Gtd. Second
  Priority Notes, 8.00%, 12/15/13 (Acquired
  12/17/03-04/12/04; Cost $6,134,300)(a)          7,115,000        7,328,450
----------------------------------------------------------------------------
Reliant Energy Inc., Sr. Sec. Global Notes,
  9.25%, 07/15/10                                 4,805,000        5,129,338
----------------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LLC-Series B, Sr. Unsec. Pass Through
  Ctfs., 9.24%, 07/02/17                          2,956,853        3,222,969
----------------------------------------------------------------------------
Reliant Resources, Inc., Sr. Sec. Global
  Notes, 9.50%, 07/15/13                          4,605,000        4,961,888
----------------------------------------------------------------------------
Williams Cos., Inc. (The),
  Notes, 7.13%, 09/01/11                          4,940,000        5,162,300
----------------------------------------------------------------------------
  Sr. Notes, 8.63%, 06/01/10                      4,665,000        5,259,788
============================================================================
                                                                  76,824,864
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

OFFICE ELECTRONICS-0.91%

Xerox Corp.,
  Sr. Unsec. Notes,
  7.13%, 06/15/10                              $  3,650,000   $    3,768,625
----------------------------------------------------------------------------
  7.63%, 06/15/13                                 7,545,000        7,761,919
============================================================================
                                                                  11,530,544
============================================================================

OIL & GAS EQUIPMENT & SERVICES-1.57%

CHC Helicopter Corp. (Canada), Sr. Sub.
  Notes, 7.38%, 05/01/14 (Acquired 04/21/04;
  Cost $1,094,005)(a)                             1,100,000        1,102,750
----------------------------------------------------------------------------
Grant Prideco Escrow Corp., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 12/15/09                   2,740,000        3,041,400
----------------------------------------------------------------------------
Hanover Compressor Co.,
  Sr. Notes, 9.00%, 06/01/14                      1,855,000        1,957,025
----------------------------------------------------------------------------
  Sr. Unsec. Sub. Gtd. Notes, 8.63%, 12/15/10     1,845,000        1,946,475
----------------------------------------------------------------------------
Key Energy Services, Inc., Sr. Notes, 6.38%,
  05/01/13                                        4,790,000        4,538,525
----------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11                                 6,765,000        7,407,675
============================================================================
                                                                  19,993,850
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.53%

Paramount Resources Ltd. (Canada), Sr. Yankee
  Notes, 8.88%, 07/15/14                          4,140,000        4,160,700
----------------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Notes, 7.63%,
  07/15/11                                        2,455,000        2,528,650
============================================================================
                                                                   6,689,350
============================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-3.02%

CITGO Petroleum Corp., Sr. Unsec. Global
  Notes, 11.38%, 02/01/11                         8,545,000        9,954,925
----------------------------------------------------------------------------
El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10                                        4,910,000        4,566,300
----------------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13              7,585,000        7,281,600
----------------------------------------------------------------------------
GulfTerra Energy Partners, L.P.,
  Sr. Unsec. Global Notes, 6.25%, 06/01/10        2,805,000        2,882,138
----------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 06/01/11                          6,801,000        7,481,100
----------------------------------------------------------------------------
Pacific Energy Partners LP/Pacific Energy
  Finance Corp., Sr. Notes, 7.13%, 06/15/14
  (Acquired 06/10/04; Cost $2,259,842)(a)         2,300,000        2,380,500
----------------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15                   3,740,000        3,973,750
============================================================================
                                                                  38,520,313
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

PACKAGED FOODS & MEATS-0.72%

Dole Food Co., Inc., Sr. Unsec. Global Notes,
  8.88%, 03/15/11                              $  4,830,000   $    5,168,100
----------------------------------------------------------------------------
Pinnacle Foods Holding Corp.,
  Sr. Sub. Notes,
  8.25%, 12/01/13 (Acquired 02/05/04; Cost
  $2,864,429)(a)                                  2,765,000        2,647,488
----------------------------------------------------------------------------
  8.25%, 12/01/13 (Acquired 11/20/03; Cost
  $1,385,000)(a)                                  1,385,000        1,329,600
============================================================================
                                                                   9,145,188
============================================================================

PAPER PACKAGING-0.30%

Jefferson Smurfit Corp., Sr. Unsec. Gtd.
  Unsub. Global Notes, 7.50%, 06/01/13            3,775,000        3,850,500
============================================================================

PAPER PRODUCTS-2.66%

Abitibi-Consolidated Inc. (Canada), Floating
  Rate Notes, 5.02%, 06/15/11 (Acquired
  06/10/04; Cost $1,845,000)(a)(c)                1,845,000        1,877,288
----------------------------------------------------------------------------
Bowater Inc., Global Notes, 6.50%, 06/15/13       8,170,000        7,822,775
----------------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13                          5,405,000        5,540,125
----------------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sr. Sec. Notes,
  9.75%, 03/15/10 (Acquired 03/05/04; Cost
  $2,833,170)(a)                                  2,865,000        2,865,000
----------------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08          3,850,000        4,148,375
----------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.00%, 01/15/24        2,770,000        2,911,963
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.88%,
  02/01/10                                        6,820,000        7,825,950
----------------------------------------------------------------------------
Norske Skog Canada Ltd. (Canada)-Series D,
  Sr. Unsec. Gtd. Global Notes, 8.63%,
  06/15/11                                          800,000          866,000
============================================================================
                                                                  33,857,476
============================================================================

PERSONAL PRODUCTS-1.29%

Elizabeth Arden, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.75%, 01/15/14                   4,605,000        4,731,638
----------------------------------------------------------------------------
Herbalife International, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 11.75%, 07/15/10        5,270,000        5,981,450
----------------------------------------------------------------------------
Playtex Products, Inc., Sr. Sec. Notes,
  8.00%, 03/01/11 (Acquired 02/04/04; Cost
  $5,550,781)(a)                                  5,545,000        5,752,938
============================================================================
                                                                  16,466,026
============================================================================

PHARMACEUTICALS-0.88%

aaiPharma Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 11.50%, 04/01/10                         6,525,000        5,448,375
----------------------------------------------------------------------------
Athena Neurosciences Finance, LLC., Sr.
  Unsec. Unsub. Gtd. Notes, 7.25%, 02/21/08       3,385,000        3,368,075
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

Valeant Pharmaceuticals International, Sr.
  Notes, 7.00%, 12/15/11 (Acquired 12/09/03-
  02/06/04; Cost $2,496,600)(a)                $  2,470,000   $    2,432,950
============================================================================
                                                                  11,249,400
============================================================================

PUBLISHING-1.14%

Medianews Group Inc., Sr. Unsec. Sub. Global
  Notes, 6.88%, 10/01/13                          3,230,000        3,141,175
----------------------------------------------------------------------------
PRIMEDIA Inc., Sr. Notes, 8.00%, 05/15/13
  (Acquired 05/08/03-08/18/03; Cost
  $5,685,681)(a)                                  5,750,000        5,376,250
----------------------------------------------------------------------------
Vertis Inc.-Series B, Sr. Unsec. Gtd. Global
  Notes, 10.88%, 06/15/09                         5,510,000        6,047,225
============================================================================
                                                                  14,564,650
============================================================================

RAILROADS-1.24%

Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Yankee Notes, 10.25%, 06/15/07         3,395,000        3,442,530
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Deb., 11.75%,
  06/15/09                                        8,223,000        8,181,885
----------------------------------------------------------------------------
Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08                   3,829,000        4,192,755
============================================================================
                                                                  15,817,170
============================================================================

REAL ESTATE-1.62%

Host Marriott L.P.,
  Sr. Unsec. Notes, 7.00%, 08/15/12 (Acquired
  07/27/04; Cost $2,368,757)(a)(e)                2,405,000        2,386,963
----------------------------------------------------------------------------
  Series G, Sr. Gtd. Global Notes, 9.25%,
  10/01/07                                        5,400,000        5,994,000
----------------------------------------------------------------------------
  Series I, Unsec. Gtd. Global Notes, 9.50%,
  01/15/07                                        1,420,000        1,562,000
----------------------------------------------------------------------------
iStar Financial Inc.,
  Sr. Unsec. Notes,
  6.50%, 12/15/13                                 3,690,000        3,708,450
----------------------------------------------------------------------------
  8.75%, 08/15/08                                   422,000          476,860
----------------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11                   4,570,000        4,775,650
----------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%, 05/01/09       1,525,000        1,662,250
============================================================================
                                                                  20,566,173
============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.14%

LNR Property Corp.-Series A, Sr. Sub. Global
  Notes, 7.25%, 10/15/13                          1,850,000        1,845,375
============================================================================

REGIONAL BANKS-0.63%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                                 7,225,000        7,983,625
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

SEMICONDUCTORS-0.46%

Viasystems Inc., Sr. Sub. Notes, 10.50%,
  01/15/11 (Acquired 12/12/03-02/25/04; Cost
  $6,246,163)(a)                               $  6,005,000   $    5,884,900
============================================================================

SOVEREIGN DEBT-0.11%

Federative Republic of Brazil (Brazil),
  Global Bonds, 10.50%, 07/14/14                  1,445,000        1,455,115
============================================================================

SPECIALTY CHEMICALS-4.01%

BCP Caylux Holdings Luxembourg S.C.A.
  (Luxembourg), Sr. Sub. Notes, 9.63%,
  06/15/14 (Acquired 06/03/04-06/28/04; Cost
  $3,292,100)(a)                                  3,230,000        3,367,275
----------------------------------------------------------------------------
Huntsman Advanced Materials LLC, Sr. Sec.
  Second Lien Notes, 11.00%, 07/15/10
  (Acquired 06/23/03; Cost $2,730,000)(a)         2,730,000        3,105,375
----------------------------------------------------------------------------
Huntsman Co. LLC, Sr. Unsec. Gtd. Global
  Notes, 11.63%, 10/15/10                         5,095,000        5,693,663
----------------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09                   7,625,000        8,158,750
----------------------------------------------------------------------------
Millennium America Inc.,
  Sr. Notes, 9.25%, 06/15/08 (Acquired
  04/22/03-11/12/03; Cost $2,860,913)(a)          2,680,000        2,907,800
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 9.25%,
  06/15/08                                        4,060,000        4,405,100
----------------------------------------------------------------------------
Nalco Co., Sr. Sub. Notes, 8.88%, 11/15/13
  (Acquired 05/05/04-05/11/04; Cost
  $5,702,863)(a)                                  5,565,000        5,843,250
----------------------------------------------------------------------------
Nalco Finance Holdings Inc., Sr. Disc. Notes,
  9.00%, 02/01/14 (Acquired 01/15/04-
  04/13/04; Cost $4,039,589)(a)(b)                6,450,000        4,321,500
----------------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11                          5,185,000        5,366,475
----------------------------------------------------------------------------
Rhodia S.A. (France), Sr. Notes, 7.63%,
  06/01/10 (Acquired 05/20/03; Cost
  $1,860,000)(a)                                  1,860,000        1,720,500
----------------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Global Notes, 8.75%, 07/15/11                   5,585,000        6,157,463
============================================================================
                                                                  51,047,151
============================================================================

SPECIALTY STORES-1.48%

Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13                                        2,300,000        2,351,750
----------------------------------------------------------------------------
CSK Auto Inc., Unsec. Gtd. Global Notes,
  7.00%, 01/15/14                                 2,300,000        2,185,000
----------------------------------------------------------------------------
Nebraska Book Co., Inc., Sr. Unsec. Sub.
  Global Notes, 8.63%, 03/15/12                   4,600,000        4,577,000
----------------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14                                 4,620,000        4,608,450
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 10.75%, 11/01/11          $  4,540,000   $    5,107,500
============================================================================
                                                                  18,829,700
============================================================================

STEEL-0.56%

AK Steel Corp., Sr. Unsec. Gtd. Global Notes,
  7.75%, 06/15/12                                   535,000          497,550
----------------------------------------------------------------------------
IPSCO, Inc. (Canada), Sr. Global Notes,
  8.75%, 06/01/13                                 5,935,000        6,676,875
============================================================================
                                                                   7,174,425
============================================================================

TEXTILES-0.37%

INVISTA, Sr. Notes, 9.25%, 05/01/12 (Acquired
  04/23/04; Cost $4,630,000)(a)                   4,630,000        4,751,538
============================================================================

TRUCKING-0.44%

Laidlaw International Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 06/15/11                  5,045,000        5,574,725
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-6.46%

AirGate PCS, Inc., Sr. Sec. Sub. Notes,
  9.38%, 09/01/09                                 5,319,900        5,240,102
----------------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Disc. Notes, 12.00%, 07/31/09(b)                5,113,000        5,049,088
----------------------------------------------------------------------------
American Tower Corp., Sr. Global Notes,
  9.38%, 02/01/09                                 5,345,000        5,719,150
----------------------------------------------------------------------------
Centennial Cellular Operating Co./Centennial
  Communications Corp., Sr. Unsec. Gtd.
  Global Notes, 10.13%, 06/15/13                  6,500,000        6,743,750
----------------------------------------------------------------------------
Crown Castle International Corp., Sr. Global
  Notes, 9.38%, 08/01/11                          4,500,000        5,118,750
----------------------------------------------------------------------------
Dobson Communications Corp., Sr. Global
  Notes, 8.88%, 10/01/13                          6,535,000        5,031,950
----------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Global Notes, 14.00%, 10/01/10(b)(e)(f)         5,150,000        1,660,875
----------------------------------------------------------------------------
Innova S. de R.L. (Mexico), Global Notes,
  9.38%, 09/19/13                                 9,205,000        9,803,325
----------------------------------------------------------------------------
iPCS Escrow Co., Sr. Unsec. Notes, 11.50%,
  05/01/12 (Acquired 04/22/04; Cost
  $3,780,000)(a)                                  3,780,000        3,921,750
----------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(b)(e)(f)                               6,335,000        3,880,188
----------------------------------------------------------------------------
Millicom International Cellular S.A.
  (Luxembourg), Sr. Unsec. Notes, 10.00%,
  12/01/13 (Acquired 11/19/03; Cost
  $925,000)(a)                                      925,000          929,625
----------------------------------------------------------------------------
Nextel Communications, Inc.,
  Sr. Unsec. Notes,
  5.95%, 03/15/14                                 4,600,000        4,358,500
----------------------------------------------------------------------------
  7.38%, 08/01/15                                 2,535,000        2,668,088
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11                              $  3,710,000   $    3,876,950
----------------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10                          3,690,000        3,708,450
----------------------------------------------------------------------------
SBA Telecommunications, Inc./SBA
  Communications Corp., Sr. Unsec. Disc.
  Global Notes, 9.75%, 12/15/11(b)                6,255,000        4,769,438
----------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Global Notes, 14.00%, 05/15/10(b)         3,102,000        3,125,265
----------------------------------------------------------------------------
US Unwired Inc.,
  Sr. Sec. First Priority Floating Rate
  Notes, 5.79%, 06/15/10 (Acquired 06/10/04;
  Cost $2,765,000)(a)(c)                          2,765,000        2,834,125
----------------------------------------------------------------------------
  Sr. Sec. Second Priority Notes, 10.00%,
  06/15/12 (Acquired 06/10/04; Cost
  $913,799)(a)                                      920,000          943,000
----------------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13                          2,790,000        2,880,675
============================================================================
                                                                  82,263,044
============================================================================
    Total Bonds & Notes (Cost $1,170,323,526)                  1,182,388,067
============================================================================

                                                  SHARES
STOCKS & OTHER EQUITY INTERESTS-3.41%

ALTERNATIVE CARRIERS-0.00%

KMC Telecom Holdings, Inc.-Wts., expiring
  01/31/08(i)                                            35                0
----------------------------------------------------------------------------
WAM!NET Inc.-Wts., expiring 03/01/05(i)              17,100              171
============================================================================
                                                                         171
============================================================================

BROADCASTING & CABLE TV-0.04%

Knology, Inc.(j)                                     64,931          283,099
----------------------------------------------------------------------------
  Wts., expiring 10/22/07 (Acquired 03/12/98-
  02/01/00; Cost $270)(a)(d)(e)(i)                   47,295           20,148
----------------------------------------------------------------------------
XM Satellite Radio Inc.-Wts., expiring
  03/15/10(i)                                         3,750          206,250
============================================================================
                                                                     509,497
============================================================================

COMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications, Ltd.-Wts.,
  expiring 12/26/06(i)                               74,000              370
============================================================================

CONSTRUCTION MATERIALS-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00-01/30/01; Cost
  $10,000)(a)(e)(i)                                  10,780              108
============================================================================

----------------------------------------------------------------------------
                                                                  MARKET
                                                  SHARES          VALUE

GENERAL MERCHANDISE STORES-0.01%

Travelcenters of America Inc.
  Wts., expiring 05/01/09 (Acquired 01/29/01;
  Cost $0)(a)(e)(i)                                  14,700   $       77,175
----------------------------------------------------------------------------
  Wts., expiring 05/01/09(i)                          4,900           25,725
============================================================================
                                                                     102,900
============================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.
  Series B, Pfd.-Wts, expiring 11/15/09
  (Acquired 06/13/00; Cost $0)(a)(e)(i)              21,155                0
----------------------------------------------------------------------------
  Wts, expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(a)(e)(i)                                  21,155                0
============================================================================
                                                                           0
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.19%

McLeodUSA Inc.-Wts., expiring 04/16/07(i)           117,164           15,231
----------------------------------------------------------------------------
NTELOS Inc.
  (Acquired 09/10/03; Cost
  $5,437,500)(a)(d)(e)                              246,765        5,330,124
----------------------------------------------------------------------------
  Wts., expiring 08/15/10 (Acquired 07/21/00-
  11/15/00; Cost $214,160)(a)(d)(e)(i)               33,035                0
----------------------------------------------------------------------------
Telewest Global, Inc.(j)                            861,044        9,729,797
----------------------------------------------------------------------------
XO Communications, Inc.
  Series A-Wts., expiring 01/16/10(i)                59,878           70,057
----------------------------------------------------------------------------
  Series B-Wts., expiring 01/16/10(i)                42,841           32,131
----------------------------------------------------------------------------
  Series C-Wts., expiring 01/16/10(i)                51,111           29,133
============================================================================
                                                                  15,206,473
============================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.61%

AES Trust VII, $3.00 Pfd.                           172,950        7,782,750
============================================================================

PUBLISHING-0.69%

PRIMEDIA Inc.
  Series D, 10.00% Pfd.                              57,750        5,457,375
----------------------------------------------------------------------------
  Series F, 9.20% Pfd.                               37,800        3,345,300
============================================================================
                                                                   8,802,675
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.87%

Alamosa Holdings, Inc.-Series B, Conv. Pfd.
  $18.75                                              6,433        3,604,114
----------------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03-04/29/03; Cost
  $414,167)(a)(e)(i)                                  7,220        1,494,540
----------------------------------------------------------------------------
Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(e)(i)              29,480              295
----------------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(e)(i)                         6,880                7
----------------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(a)(e)(i)              14,340              144
----------------------------------------------------------------------------

                                                                  MARKET
                                                  SHARES          VALUE
----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

NII Holdings Inc.(j)                                156,147   $    5,936,709
----------------------------------------------------------------------------
UbiquiTel Operating Co.-Wts., expiring
  04/15/10 (Acquired 08/10/00; Cost
  $0)(a)(e)(i)                                       27,680              277
============================================================================
                                                                  11,036,086
============================================================================
    Total Stocks & Other Equity Interests
      (Cost $39,253,131)                                          43,441,030
============================================================================

----------------------------------------------------------------------------
                                                                  MARKET
                                                  SHARES          VALUE

MONEY MARKET FUNDS-2.14%

Liquid Assets Portfolio-Institutional
  Class(k)                                       13,631,880   $   13,631,880
============================================================================
STIC Prime Portfolio-Institutional Class(k)      13,631,880       13,631,880
============================================================================
    Total Money Market Funds (Cost
      $27,263,760)                                                27,263,760
============================================================================
TOTAL INVESTMENTS-98.40% (Cost
  $1,236,840,417)                                              1,253,092,857
============================================================================
OTHER ASSETS LESS LIABILITIES-1.60%                               20,316,611
============================================================================
NET ASSETS-100.00%                                            $1,273,409,468
____________________________________________________________________________
============================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 07/31/04 was $252,133,445, which represented 19.80% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Discounted note at issue. The interest rate represents the coupon rate at which the note will accrue at a specified future date.
(c) Interest rate is redetermined quarterly. Rate shown is rate in effect on 07/31/04.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at 07/31/04 was $10,562,417, which represented 0.84% of the Fund's total investments. See Note 1A.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 07/31/04 was $32,770,251, which represented 2.57% of the Fund's net assets.
(f) Defaulted security. Issuer has filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The aggregate market value of these securities at 07/31/04 was $34,157,983, which represented 2.73% of the Fund's total investments.
(g) Interest rate is redetermined semi-annually. Rate shown is rate in effect on 07/31/04.
(h) Defaulted security. Currently, the issuer is in default with respect to interest payments. The aggregate market value of these securities at 07/31/04 was $9,326,137, which represented 0.74% of the Fund's total investments.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) Non-income producing security.
(k) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $1,209,576,657)                            $ 1,225,829,097
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $27,263,760)                        27,263,760
============================================================
     Total investments (cost
       $1,236,840,417)                         1,253,092,857
============================================================
Cash                                               1,409,685
------------------------------------------------------------
Receivables for:
  Investments sold                                 7,357,555
------------------------------------------------------------
  Fund shares sold                                   824,924
------------------------------------------------------------
  Dividends and interest                          23,597,333
------------------------------------------------------------
  Investments matured (Note 9)                        23,036
------------------------------------------------------------
  Amount due from advisor                            859,989
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   156,509
------------------------------------------------------------
Other assets                                         109,878
============================================================
     Total assets                              1,287,431,766
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            6,196,408
------------------------------------------------------------
  Fund shares reacquired                           3,802,053
------------------------------------------------------------
  Dividends                                        2,754,306
------------------------------------------------------------
  Deferred compensation and retirement
     plans                                           270,333
------------------------------------------------------------
Accrued distribution fees                            548,641
------------------------------------------------------------
Accrued trustees' fees                                 2,061
------------------------------------------------------------
Accrued transfer agent fees                          385,937
------------------------------------------------------------
Accrued operating expenses                            62,559
============================================================
     Total liabilities                            14,022,298
============================================================
Net assets applicable to shares outstanding  $ 1,273,409,468
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 3,311,520,392
------------------------------------------------------------
Undistributed net investment income               (2,671,331)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                       (2,051,692,033)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      16,252,440
============================================================
                                             $ 1,273,409,468
____________________________________________________________
============================================================


NET ASSETS:

Class A                                      $   555,042,329
____________________________________________________________
============================================================
Class B                                      $   411,088,471
____________________________________________________________
============================================================
Class C                                      $    75,971,085
____________________________________________________________
============================================================
Investor Class                               $   225,998,498
____________________________________________________________
============================================================
Institutional Class                          $     5,309,085
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          128,662,603
____________________________________________________________
============================================================
Class B                                           94,996,177
____________________________________________________________
============================================================
Class C                                           17,622,031
____________________________________________________________
============================================================
Investor Class                                    52,349,091
____________________________________________________________
============================================================
Institutional Class                                1,231,828
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          4.31
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $4.31 divided by
       95.25%)                               $          4.52
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                   $          4.33
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                   $          4.31
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
     share                                   $          4.32
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                   $          4.31
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $115,491,091
--------------------------------------------------------------------------
Dividends                                                        3,706,995
--------------------------------------------------------------------------
Dividends from affiliates                                          284,623
==========================================================================
     Total investment income                                   119,482,709
==========================================================================


EXPENSES:

Advisory fees                                                    7,060,337
--------------------------------------------------------------------------
Administrative services fees                                       345,709
--------------------------------------------------------------------------
Custodian fees                                                     110,784
--------------------------------------------------------------------------
Distribution fees:

  Class A                                                        1,495,500
--------------------------------------------------------------------------
  Class B                                                        4,960,921
--------------------------------------------------------------------------
  Class C                                                          851,815
--------------------------------------------------------------------------
  Investor Class                                                   445,275
--------------------------------------------------------------------------
Transfer agent fees:

  Class A, B, C and Investor                                     2,837,544
--------------------------------------------------------------------------
  Institutional Class                                                  594
--------------------------------------------------------------------------
Trustees' fees and retirement fees                                  30,595
--------------------------------------------------------------------------
Other                                                              688,172
==========================================================================
     Total expenses                                             18,827,246
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (276,588)
--------------------------------------------------------------------------
     Net expenses                                               18,550,658
==========================================================================
Net investment income                                          100,932,051
==========================================================================


REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    47,647,309
==========================================================================
Net increase from payments by affiliates -- See Note 2             837,926
==========================================================================
Change in net unrealized appreciation of investment
  securities                                                    25,070,033
==========================================================================
Net gain from investment securities                             73,555,268
==========================================================================
Net increase in net assets resulting from operations          $174,487,319
__________________________________________________________________________
==========================================================================


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  100,932,051    $   95,342,128
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             47,647,309      (164,599,730)
----------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                           837,926                --
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    25,070,033       278,571,487
==============================================================================================
    Net increase in net assets resulting from operations         174,487,319       209,313,885
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (48,472,912)      (48,175,551)
----------------------------------------------------------------------------------------------
  Class B                                                        (36,610,283)      (41,662,189)
----------------------------------------------------------------------------------------------
  Class C                                                         (6,311,046)       (4,898,704)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (15,359,857)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                                (47,509)               --
==============================================================================================
    Decrease in net assets resulting from distributions         (106,801,607)      (94,736,444)
==============================================================================================
Share transactions-net:
  Class A                                                        (25,301,882)       68,038,018
----------------------------------------------------------------------------------------------
  Class B                                                       (146,494,803)       13,140,786
----------------------------------------------------------------------------------------------
  Class C                                                           (249,978)       16,219,386
----------------------------------------------------------------------------------------------
  Investor Class                                                 223,068,292                --
----------------------------------------------------------------------------------------------
  Institutional Class                                              5,284,210                --
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                 56,305,839        97,398,190
==============================================================================================
    Net increase in net assets                                   123,991,551       211,975,631
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,149,417,917       937,442,286
==============================================================================================
  End of year (including undistributed net investment income of $(2,671,331) and $689,140 for 2004 and 2003,
    respectively)                                             $1,273,409,468    $1,149,417,917
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official

     Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

NOTE 2--ADVISORY FEES AND OTHER AFFILIATED PAYMENTS

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $6,992.

    For the year ended July 31, 2004, the advisor reimbursed the Fund for the economic loss of $837,926 for security rights that expired with value.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $93,147 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $345,709 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $1,560,292 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $1,495,500, $4,960,921, $851,815 and $322,764 respectively. AIM reimbursed $122,511 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees of the INVESCO High Yield Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO High Yield Fund, and an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2004, AIM Distributors advised the Fund that it retained $138,959 in front-end sales commissions from the sale of Class A shares and $529,236, $16,634 and $20,917 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                       UNREALIZED
                 MARKET VALUE       PURCHASES         PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND               07/31/03          AT COST         FROM SALES      (DEPRECIATION)      07/31/04       INCOME      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class             $    --       $299,579,656     $(285,947,776)       $    --        $13,631,880     $143,861       $    --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                  --        298,615,816      (284,983,936)            --         13,631,880      140,762            --
===============================================================================================================================
  Total             $    --       $598,195,472     $(570,931,712)       $    --        $27,263,760     $284,623       $    --
===============================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $16,917 and credits in custodian fees of $37,021 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $53,938.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $7,617 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2004, the average interfund borrowings for the number of days outstanding was $18,549,917 with a weighted average interest rate of 1.44% and interest expense of $8,776.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended July 31, 2004.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested. At July 31, 2004, there were no securities out on loan to brokers.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                  2004           2003
-----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $106,801,607    $94,736,444
_________________________________________________________________________________________
=========================================================================================

TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
-------------------------------------------------------------------------------
Undistributed ordinary income                                   $       274,895
-------------------------------------------------------------------------------
Unrealized appreciation -- investments                                7,602,524
-------------------------------------------------------------------------------
Temporary book/tax differences                                       (1,514,774)
-------------------------------------------------------------------------------
Capital loss carryforward                                        (2,034,913,509)
-------------------------------------------------------------------------------
Post-October capital loss deferral                                   (9,560,060)
-------------------------------------------------------------------------------
Shares of beneficial interest                                     3,311,520,392
===============================================================================
Total net assets                                                $ 1,273,409,468
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the deferral of capital losses, bond premium amortization and other timing differences.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $1,943,300,145 of capital loss carryforward in the fiscal year ended July 31, 2005.

    The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
July 31, 2006                                                   $  117,576,336
------------------------------------------------------------------------------
July 31, 2007                                                      330,885,143
------------------------------------------------------------------------------
July 31, 2008                                                      317,959,747
------------------------------------------------------------------------------
July 31, 2009                                                      187,591,628
------------------------------------------------------------------------------
July 31, 2010                                                      488,676,295
------------------------------------------------------------------------------
July 31, 2011                                                      510,629,455
------------------------------------------------------------------------------
July 31, 2012                                                       81,594,905
==============================================================================
Total capital loss carryforward                                 $2,034,913,509
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003 the date of the reorganization of INVESCO High Yield Fund into the Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $1,044,686,413 and $1,200,848,449, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $600,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 66,183,831
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (58,581,307)
==============================================================================
Net unrealized appreciation of investment securities             $  7,602,524
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,245,490,333.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of bond premiums, sales of defaulted bonds and capital loss carryforward limitations, on July 31, 2004, undistributed net investment income was increased by $2,570,888, undistributed net realized gain (loss) was increased by $291,408,879 and shares of beneficial interest decreased by $293,979,767. Further, as a result of capital loss carryforward limitations and tax deferrals acquired in the reorganization of INVESCO High Yield Fund into the Fund on November 3, 2003, undistributed net investment income was decreased by $61,803, undistributed net realized gain
(loss) was decreased by $462,394,473 and shares of beneficial interest increased by $462,456,276. These reclassifications had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                               CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                          2004                             2003
                                                              -----------------------------    -----------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       87,902,041    $ 369,269,080     163,631,121    $ 631,077,903
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       18,127,441       77,847,288      30,851,723      117,940,158
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       12,117,732       52,362,546      12,379,160       47,768,358
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              5,359,665       23,456,707              --               --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         1,221,889        5,241,327              --               --
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        7,028,356       30,449,463       7,455,053       28,454,055
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        4,377,543       19,024,636       5,176,658       19,722,338
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                          973,966        4,228,476         768,448        2,934,254
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              2,967,064       12,998,054              --               --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                            11,040           47,509              --               --
============================================================================================================================
Issued in connection with acquisitions:
  Class A                                                        3,472,810(c)    14,863,500(c)    8,999,611(d)    37,602,120(d)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                          625,758(c)     2,692,622(c)   10,480,525(d)    43,922,476(d)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        3,933,894(c)    16,848,468(c)    1,949,995(d)     8,144,636(d)
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             67,146,021(c)   287,723,965(c)           --               --
============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       13,318,518       57,901,548       7,570,103       29,132,839
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (13,278,261)     (57,901,548)     (7,535,951)     (29,132,839)
============================================================================================================================
Reacquired:(e)
  Class A                                                     (116,337,900)    (497,785,473)   (167,318,004)    (658,228,899)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (43,628,313)    (188,157,801)    (36,609,427)    (139,311,347)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (16,972,525)     (73,689,468)    (11,045,541)     (42,627,862)
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            (23,123,659)    (101,110,434)             --               --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                            (1,101)          (4,626)             --               --
============================================================================================================================
                                                                15,241,979    $  56,305,839      26,753,474    $  97,398,190
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b)  Institutional Class shares commenced sales on April 30, 2004.
(c) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO High Yield Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO High Yield Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 75,178,483 shares of the Fund for 83,984,532 shares of INVESCO High Yield Fund outstanding as of the close of business October 31, 2003. INVESCO High Yield Fund net assets at that date of $322,128,555 including $25,898,307 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,216,112,386.
(d) As of the opening of business on June 23, 2003, the Fund acquired all of the net assets of AIM High Yield Fund II pursuant to a plan of reorganization approved by the Trustees of the Fund on February 6, 2003 and AIM High Yield Fund II shareholders on June 4, 2003. The acquisition was accomplished by a tax-free exchange of 21,430,131 shares of the Fund for 14,799,134 shares of AIM High Yield Fund II outstanding as of the close of business June 20, 2003. AIM High Yield Fund II net assets at that date of $89,669,232 including $(611,924) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,256,561,728.
(e) Amount is net of redemption fees of $15,259, $11,302, $2,089, $6,213 and $146 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CLASS A
                                  -----------------------------------------------------------------------------------------------
                                                                                                  SEVEN MONTHS
                                                      YEAR ENDED JULY 31,                            ENDED            YEAR ENDED
                                  ------------------------------------------------------------      JULY 31,         DECEMBER 31,
                                    2004                  2003           2002           2001          2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                          $   4.10              $   3.70       $   4.92       $   7.00     $     8.07         $     8.77
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income               0.33(a)               0.37(a)        0.49(b)        0.68           0.47               0.85
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                   0.23                  0.40          (1.19)         (2.03)         (1.03)             (0.66)
=================================================================================================================================
    Total from investment
      operations                      0.56                  0.77          (0.70)         (1.35)         (0.56)              0.19
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                           (0.35)                (0.37)         (0.52)         (0.69)         (0.49)             (0.87)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                     --                    --             --          (0.03)         (0.02)             (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                   --                    --             --          (0.01)            --                 --
=================================================================================================================================
    Total distributions              (0.35)                (0.37)         (0.52)         (0.73)         (0.51)             (0.89)
=================================================================================================================================
Redemption fees added to shares
  of beneficial interest              0.00                    --             --             --             --                 --
=================================================================================================================================
Net asset value, end of period    $   4.31              $   4.10       $   3.70       $   4.92     $     7.00         $     8.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                      13.92%                22.10%        (15.36)%       (19.98)%        (7.12)%             2.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $555,042              $547,092       $417,974       $683,845     $1,056,453         $1,364,502
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                              1.05%(d)(e)           1.16%          1.07%          0.99%          0.93%(f)           0.92%
=================================================================================================================================
Ratio of net investment income
  to average net assets               7.68%(d)              9.64%         11.15%(b)      11.98%         10.79%(f)          10.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)              89%                  101%            59%            55%            23%                79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $598,200,173.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.06%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                            YEAR ENDED JULY 31,                         ENDED         YEAR ENDED
                                           ------------------------------------------------------      JULY 31,      DECEMBER 31,
                                             2004             2003             2002        2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   4.12         $   3.71         $   4.93    $   7.01     $     8.07      $     8.76
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.30(a)          0.34(a)          0.45(b)     0.64           0.44            0.79
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.23             0.41            (1.18)      (2.03)         (1.03)          (0.66)
=================================================================================================================================
    Total from investment operations           0.53             0.75            (0.73)      (1.39)         (0.59)           0.13
=================================================================================================================================
Less distributions:
  Dividends from net investment income        (0.32)           (0.34)           (0.49)      (0.65)         (0.45)          (0.80)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                              --               --               --       (0.03)         (0.02)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                            --               --               --       (0.01)            --              --
=================================================================================================================================
    Total distributions                       (0.32)           (0.34)           (0.49)      (0.69)         (0.47)          (0.82)
=================================================================================================================================
Redemption fees added to shares of
  beneficial interest                          0.00               --               --          --             --              --
=================================================================================================================================
Net asset value, end of period             $   4.33         $   4.12         $   3.71    $   4.93     $     7.01      $     8.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)(d)                            13.06%           21.44%          (15.99)%    (20.60)%        (7.49)%          1.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $411,088         $530,239         $469,408    $756,704     $1,206,737      $1,559,864
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets        1.80%(e)(f)      1.91%            1.82%       1.75%          1.69%(g)        1.68%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   6.93%(e)         8.89%           10.40%(b)    11.22%        10.03%(g)        9.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(h)                       89%             101%              59%         55%            23%             79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 12.80%.
(e)  Ratios are based on average daily net assets of $496,092,108.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.81%.
(g)  Annualized.
(h)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                   ------------------------------------------------------------------------------
                                                                YEAR ENDED JULY 31,                  SEVEN MONTHS     YEAR ENDED
                                                   ---------------------------------------------    ENDED JULY 31,   DECEMBER 31,
                                                    2004            2003       2002       2001           2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  4.10         $  3.70    $  4.92    $  6.99       $   8.05        $   8.74
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.30(a)         0.34(a)    0.45(b)    0.65           0.44            0.78
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                   0.23            0.40      (1.18)     (2.03)         (1.03)          (0.65)
=================================================================================================================================
    Total from investment operations                  0.53            0.74      (0.73)     (1.38)         (0.59)           0.13
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.32)          (0.34)     (0.49)     (0.65)         (0.45)          (0.80)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                     --              --         --      (0.03)         (0.02)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                              --              --         --      (0.01)            --              --
=================================================================================================================================
    Total distributions                              (0.32)          (0.34)     (0.49)     (0.69)         (0.47)          (0.82)
=================================================================================================================================
Redemption fees added to shares of beneficial
  interest                                            0.00              --         --         --             --              --
=================================================================================================================================
Net asset value, end of period                     $  4.31         $  4.10    $  3.70    $  4.92       $   6.99        $   8.05
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                      13.12%          21.22%    (16.02)%   (20.52)%        (7.51)%          1.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $75,971         $72,086    $50,060    $81,871       $110,297        $129,675
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               1.80%(d)(e)     1.91%      1.82%      1.75%          1.69%(f)        1.68%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                              6.93%(d)        8.89%     10.40%(b)   11.22%        10.03%(f)        9.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                              89%            101%        59%        55%            23%             79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $85,181,525.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.81%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                  JULY 31, 2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   4.20
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.28(a)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 0.13
==================================================================================
    Total from investment operations                                     0.41
==================================================================================
Less distributions from net investment income                           (0.29)
----------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest                   0.00
==================================================================================
Net asset value, end of period                                       $   4.32
__________________________________________________________________________________
==================================================================================
Total return(b)(c)                                                       9.93%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $225,998
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         0.96%(d)
----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.03%(d)
==================================================================================
Ratio of net investment income to average net assets                     7.77%(d)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(e)                                                 89%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 9.67%.
(d) Ratios are annualized and based on average daily net assets of $226,674,919.
(e)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                   JULY 31, 2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 4.39
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.09(a)
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (0.08)
===================================================================================
    Total from investment operations                                    0.01
===================================================================================
Less distributions from net investment income                          (0.09)
-----------------------------------------------------------------------------------
Redemption fees added to beneficial interest                            0.00
===================================================================================
Net asset value, end of period                                        $ 4.31
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         0.16%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $5,309
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets                                 0.67%(c)
===================================================================================
Ratio of net investment income to average net assets                    8.06%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                89%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,338,324.
(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Limited Maturity Treasury Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004

                                                            PAR
                                               MATURITY    (000)       VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES--99.34%
2.00%                                          08/31/05   $35,800   $ 35,760,844
--------------------------------------------------------------------------------
1.63%                                          09/30/05    35,800     35,581,844
--------------------------------------------------------------------------------
1.63%                                          10/31/05    35,900     35,636,359
--------------------------------------------------------------------------------
1.88%                                          11/30/05    35,900     35,714,890
--------------------------------------------------------------------------------
1.88%                                          12/31/05    35,800     35,570,656
--------------------------------------------------------------------------------
1.88%                                          01/31/06    35,800     35,525,906
--------------------------------------------------------------------------------
1.63%                                          02/28/06    35,900     35,445,641
--------------------------------------------------------------------------------
1.50%                                          03/31/06    35,800     35,229,438
--------------------------------------------------------------------------------
2.25%                                          04/30/06    35,800     35,615,272
--------------------------------------------------------------------------------
2.50%                                          05/31/06    35,800     35,733,054
--------------------------------------------------------------------------------
2.75%                                          06/30/06    35,800     35,867,304
--------------------------------------------------------------------------------
2.75%                                          07/31/06    35,000     35,060,305
================================================================================
TOTAL INVESTMENTS (Cost $428,828,951)--99.34%                        426,741,513
================================================================================
OTHER ASSETS LESS LIABILITIES--0.66%                                   2,825,558
================================================================================
NET ASSETS--100.00%                                                 $429,567,071
________________________________________________________________________________
================================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $428,828,951)                                $426,741,513
-----------------------------------------------------------
Cash                                                160,046
-----------------------------------------------------------
Receivables for:
  Investments sold                               35,599,426
-----------------------------------------------------------
  Fund shares sold                                1,190,506
-----------------------------------------------------------
  Interest                                        2,288,247
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   66,577
-----------------------------------------------------------
Other assets                                         33,411
===========================================================
    Total assets                                466,079,726
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          35,047,418
-----------------------------------------------------------
  Fund shares reacquired                          1,072,164
-----------------------------------------------------------
  Dividends                                          83,786
-----------------------------------------------------------
  Deferred compensation and retirement plans         91,933
-----------------------------------------------------------
Accrued distribution fees                            62,087
-----------------------------------------------------------
Accrued trustees' fees                                1,330
-----------------------------------------------------------
Accrued transfer agent fees                         133,189
-----------------------------------------------------------
Accrued operating expenses                           20,748
===========================================================
    Total liabilities                            36,512,655
===========================================================
Net assets applicable to shares outstanding    $429,567,071
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $431,260,226
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities                             394,283
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                          (2,087,438)
===========================================================
                                               $429,567,071
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $366,472,907
___________________________________________________________
===========================================================
Class A3                                       $ 58,452,796
___________________________________________________________
===========================================================
Institutional Class                            $  4,641,368
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          35,756,598
___________________________________________________________
===========================================================
Class A3                                          5,704,899
___________________________________________________________
===========================================================
Institutional Class                                 452,931
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.25
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.25 divided
      by 99.00%)                               $      10.35
___________________________________________________________
===========================================================
Class A3
  Net asset value and offering price per
    share                                      $      10.25
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.25
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 9,263,783
=========================================================================

EXPENSES:

Advisory fees                                                   1,064,847
-------------------------------------------------------------------------
Administrative services fees                                      143,523
-------------------------------------------------------------------------
Custodian fees                                                     30,598
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         692,417
-------------------------------------------------------------------------
  Class A3                                                        250,302
-------------------------------------------------------------------------
Transfer agent fees -- (Class A and A3)                           783,771
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          2,041
-------------------------------------------------------------------------
Trustees' and retirement fees                                      18,864
-------------------------------------------------------------------------
Other                                                             341,526
=========================================================================
    Total expenses                                              3,327,889
=========================================================================
Less: Expenses reimbursed and expense offset arrangement          (55,383)
-------------------------------------------------------------------------
    Net expenses                                                3,272,506
=========================================================================
Net investment income                                           5,991,277
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from Investment securities                    1,748,721
=========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (3,318,626)
=========================================================================
Net gain (loss) from investment securities                     (1,569,905)
=========================================================================
Net increase in net assets resulting from operations          $ 4,421,372
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                  2004               2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   5,991,277      $  13,330,583
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                    1,748,721         11,624,560
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        (3,318,626)        (9,284,613)
==============================================================================================
    Net increase in net assets resulting from operations          4,421,372         15,670,530
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (5,263,370)       (12,750,428)
----------------------------------------------------------------------------------------------
  Class A3                                                         (673,245)          (517,649)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (54,662)           (62,506)
==============================================================================================
    Total distributions from net investment income               (5,991,277)       (13,330,583)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (7,809,878)        (7,010,203)
----------------------------------------------------------------------------------------------
  Class A3                                                       (1,227,797)          (129,528)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (65,405)           (24,193)
==============================================================================================
    Total distributions from net realized gains                  (9,103,080)        (7,163,924)
==============================================================================================
    Decrease in net assets resulting from distributions         (15,094,357)       (20,494,507)
==============================================================================================
Share transactions-net:
  Class A                                                      (202,394,161)      (113,847,783)
----------------------------------------------------------------------------------------------
  Class A3                                                      (34,485,413)        94,792,404
----------------------------------------------------------------------------------------------
  Institutional Class                                               804,199            966,624
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (236,075,375)       (18,088,755)
==============================================================================================
    Net increase (decrease) in net assets                      (246,748,360)       (22,912,732)
==============================================================================================

NET ASSETS:

  Beginning of year                                             676,315,431        699,228,163
==============================================================================================
  End of year (including undistributed net investment income
    of $0 and $0 for 2004 and 2003, respectively)             $ 429,567,071      $ 676,315,431
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value, and consistent with this objective, the highest total return achievable.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $48,912 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the statement of operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $143,523 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $354,255 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class A3 and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class A3 shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares and 0.35% of the average daily net assets of Class A3 shares. Of these amounts, up to 0.15% of the average daily net assets of Class A shares and up to 0.25% of the average daily net assets of Class A3 shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2004, the Class A and Class A3 shares paid $692,417 and $250,302, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2004, AIM Distributors advised the Fund that it retained $15,176 in front-end sales commissions from the sale of Class A shares and $748 from Class A shares, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $6,471 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $6,471.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $5,371 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the fund's aggregate borrowings from all sources exceeds 10% of the fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $15,094,357    $20,494,507
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    557,282
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments             (2,163,700)
----------------------------------------------------------------------------
Temporary book/tax differences                                       (86,737)
----------------------------------------------------------------------------
Shares of beneficial interest                                    431,260,226
============================================================================
Total net assets                                                $429,567,071
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund had no tax capital loss carryforward as of July 31, 2004.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $538,491,882 and $788,142,638, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $   152,819
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,316,519)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                       $(2,163,700)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $428,905,213.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of the utilization of a portion of the proceeds from redemptions as distributions, on July 31, 2004, undistributed net realized gain (loss) was decreased by $150,000 and shares of beneficial interest increased by $150,000. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently consists of three different classes of shares: Class A shares, Class A3 shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class A3 shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. As of the close of business on October 30, 2002, Class A shares were closed to new investors.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       3,482,603    $  36,172,611     25,805,338    $ 271,953,993
--------------------------------------------------------------------------------------------------------------------------
  Class A3(a)                                                   4,853,301       50,405,765     12,760,368      134,005,850
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             376,893        3,884,266        220,446        2,316,869
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,035,600       10,707,071      1,610,631       16,920,387
--------------------------------------------------------------------------------------------------------------------------
  Class A3(a)                                                     162,517        1,679,454         55,441          581,385
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               6,332           65,314            425            4,464
==========================================================================================================================
Reacquired:
  Class A                                                     (23,998,493)    (249,273,843)   (38,275,556)    (402,722,163)
--------------------------------------------------------------------------------------------------------------------------
  Class A3(a)                                                  (8,336,627)     (86,570,632)    (3,790,101)     (39,794,831)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (304,380)      (3,145,381)      (128,741)      (1,354,709)
==========================================================================================================================
                                                              (22,722,254)   $(236,075,375)    (1,741,749)   $ (18,088,755)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Class A3 shares commenced sales on October 31, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2004           2003        2002           2001        2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.46       $  10.53    $  10.26       $   9.96    $  10.03
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.12           0.19        0.33(a)        0.52(b)     0.51
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)          0.03        0.27           0.31       (0.07)
============================================================================================================================
    Total from investment operations                              0.08           0.22        0.60           0.83        0.44
============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.12)         (0.19)      (0.33)         (0.53)      (0.51)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.17)         (0.10)         --             --          --
============================================================================================================================
    Total distributions                                          (0.29)         (0.29)      (0.33)         (0.53)      (0.51)
============================================================================================================================
Net asset value, end of period                                $  10.25       $  10.46    $  10.53       $  10.26    $   9.96
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   0.75%          2.18%       5.89%          8.53%       4.50%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $366,473       $577,993    $696,259       $507,799    $300,058
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           0.59%(d)(e)     0.53%      0.48%          0.56%       0.54%
============================================================================================================================
Ratio of net investment income to average net assets              1.13%(d)       1.85%       3.12%(a)       5.15%       5.07%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            100%           124%        149%           137%        122%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $461,611,539.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.60%.

                                                                          CLASS A3
                                                              ---------------------------------
                                                                               OCTOBER 31, 2002
                                                                               (DATE OPERATIONS
                                                              YEAR ENDED        COMMENCED) TO
                                                               JULY 31,            JULY 31,
                                                                 2004                2003
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.46             $ 10.59
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.10                0.13
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)              (0.04)
===============================================================================================
    Total from investment operations                              0.06                0.09
===============================================================================================
Less distributions:
  Dividends from net investment income                           (0.10)              (0.12)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.17)              (0.10)
===============================================================================================
    Total distributions                                          (0.27)              (0.22)
===============================================================================================
Net asset value, end of period                                 $ 10.25             $ 10.46
_______________________________________________________________________________________________
===============================================================================================
Total return(a)                                                   0.56%               0.88%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $58,453             $94,409
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets                           0.79%(b)(c)         0.73%(d)
===============================================================================================
Ratio of net investment income to average net assets              0.93%(b)            1.65%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                         100%                124%
_______________________________________________________________________________________________
===============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $71,514,753.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.80%
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                               INSTITUTIONAL CLASS
                                                              ------------------------------------------------------
                                                                               YEAR ENDED JULY 31,
                                                              ------------------------------------------------------
                                                               2004           2003      2002         2001      2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.46         $10.53    $10.26       $ 9.96    $10.03
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.14           0.22      0.34(a)      0.54(b)   0.54
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.04)          0.03      0.27         0.31     (0.07)
====================================================================================================================
    Total from investment operations                            0.10           0.25      0.61         0.85      0.47
====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.14)         (0.22)    (0.34)       (0.55)    (0.54)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.17)         (0.10)       --           --        --
====================================================================================================================
    Total distributions                                        (0.31)         (0.32)    (0.34)       (0.55)    (0.54)
====================================================================================================================
Net asset value, end of period                                $10.25         $10.46    $10.53       $10.26    $ 9.96
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 1.01%          2.42%     6.05%        8.80%     4.78%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,641         $3,913    $2,970       $1,812    $2,455
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                         0.34%(d)(e)    0.30%     0.34%        0.33%(e)   0.29%
====================================================================================================================
Ratio of net investment income to average net assets            1.38%(d)       2.08%     3.26%(a)     5.38%     5.31%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                          100%           124%      149%         137%      122%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and the Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net asset value and returns for shareholder transactions.
(d)  Ratios are based on average daily net assets of $3,929,149.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.35% and 0.41% for the years ended July 31,2004 and July 31,2001, respectively.

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or
(iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Money Market Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Money Market Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Money Market Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004


                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------
COMMERCIAL PAPER-14.77%(a)

ASSET-BACKED SECURITIES- COMMERCIAL LOANS/
  LEASES-0.65%

Atlantis One Funding Corp. (Rabobank-ABS
  Program Sponsor) (Acquired 05/11/04; Cost
  $9,927,097)
  1.45%(b)                                     11/08/04   $10,000   $    9,960,125
==================================================================================

ASSET-BACKED SECURITIES-
  CONSUMER RECEIVABLES-0.68%

Thunder Bay Funding, LLC (Royal Bank of
  Canada-ABS Program Sponsor) (Acquired
  07/26/04; Cost $10,399,738)
  1.47%(b)                                     09/21/04    10,424       10,402,292
==================================================================================

ASSET-BACKED SECURITIES- MULTI-PURPOSE-1.31%

Sheffield Receivables Corp. (Barclays Bank
  PLC-ABS Program Sponsor) (Acquired
  05/21/04; Cost $19,998,650)
  1.40%(b)(c)                                  01/25/05    20,000       19,999,025
==================================================================================

ASSET-BACKED SECURITIES- STRUCTURED
  INVESTMENT VEHICLES/SECURITY
  ARBITRAGE-8.43%

Galaxy Funding Inc. (U.S. Bank N.A.-ABS
  Program Sponsor) (Acquired 06/17/04; Cost
  $49,918,861)
  1.27%(b)                                     08/02/04    50,000       49,998,236
----------------------------------------------------------------------------------
Grampian Funding LLC (HBOS Treasury Services
  PLC-ABS Program Sponsor) (Acquired
  03/15/04; Cost $31,833,556)
  1.07%(b)                                     09/07/04    32,000       31,964,809
----------------------------------------------------------------------------------
  (Acquired 05/25/04; Cost $24,813,167)
  1.52%(b)                                     11/18/04    25,000       24,884,945
----------------------------------------------------------------------------------
Klio Funding Corp. (Acquired 07/22/04; Cost
  $22,037,333)
  1.37%(b)                                     08/18/04    22,060       22,045,728
==================================================================================
                                                                       128,893,718
==================================================================================

                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------


ASSET-BACKED SECURITIES- TRADE
  RECEIVABLES-1.73%

Ciesco, LLC (Citibank N.A.-ABS Program
  Sponsor) (Acquired 06/14/04; Cost
  $17,663,287)
  1.31%(b)                                     08/10/04   $17,700   $   17,694,203
----------------------------------------------------------------------------------
  (Acquired 07/26/04; Cost $8,747,463)
  1.47%(b)                                     09/13/04     8,765        8,749,610
==================================================================================
                                                                        26,443,813
==================================================================================

INVESTMENT BANKING & BROKERAGE-1.97%

Morgan Stanley
  1.40%(d)                                     12/13/04    30,000       30,000,000
==================================================================================
    Total Commercial Paper (Cost
      $225,698,973)                                                    225,698,973
==================================================================================

ASSET-BACKED SECURITIES-7.59%

CONSUMER RECEIVABLES-1.46%

GS Auto Loan Trust-Series 2004-1, Class A-1
  Notes,
  1.11%                                        02/15/05    16,434       16,433,592
----------------------------------------------------------------------------------
USAA Auto Owner Trust- Series 2004-1, Class
  A-1 Notes,
  1.08%                                        03/15/05     5,910        5,910,262
==================================================================================
                                                                        22,343,854
==================================================================================

STRUCTURED-6.13%

Holmes Financing (No. 8) PLC (United
  Kingdom)-Series 8, Class 1A, Floating Rate
  Bonds,
  1.33%(c)                                     04/15/05    45,000       45,000,000
----------------------------------------------------------------------------------
Residential Mortgage Securities (United
  Kingdom)-Series 17A, Class A1, Floating
  Rate Bonds (Acquired 02/10/04; Cost
  $48,696,250)
  1.38%(b)(c)                                  02/14/05    48,696       48,696,250
==================================================================================
                                                                        93,696,250
==================================================================================
    Total Asset-Backed Securities (Cost
      $116,040,104)                                                    116,040,104
==================================================================================

CERTIFICATES OF DEPOSIT-5.99%

BNP Paribas S.A. (France)
  1.39%                                        08/05/04     5,000        5,000,022
----------------------------------------------------------------------------------
HSBC Bank USA (United Kingdom)
  1.26%                                        01/13/05    15,000       15,000,000
----------------------------------------------------------------------------------


                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-(CONTINUED)

Societe Generale (France)
  1.30%(c)                                     10/01/04   $23,000   $   22,998,645
----------------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Italy)
  1.60%                                        11/09/04    48,500       48,500,000
==================================================================================
    Total Certificates of Deposit (Cost
      $91,498,667)                                                      91,498,667
==================================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.88%

FEDERAL HOME LOAN BANK-2.94%

Unsec. Bonds,
  1.46%                                        11/17/04     5,000        5,000,000
----------------------------------------------------------------------------------
  1.20%                                        02/28/05    25,000       24,986,474
----------------------------------------------------------------------------------
  1.35%                                        04/29/05    15,000       15,000,000
==================================================================================
                                                                        44,986,474
==================================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.94%

Unsec. Disc. Notes,
  1.28%(e)                                     09/28/04    20,000       19,958,756
----------------------------------------------------------------------------------
Unsec. Notes,
  1.66%                                        05/20/05    25,000       25,000,000
==================================================================================
                                                                        44,958,756
==================================================================================
    Total U.S. Government Agency Securities
      (Cost $89,945,230)                                                89,945,230
==================================================================================

MEDIUM-TERM NOTES-5.23%

Money Market Trust LLY- Series 2002-B,
  Floating Rate Notes (Acquired 12/03/02;
  Cost $50,000,000)
  1.41%(b)(c)(f)                               12/03/04    50,000       50,000,000
----------------------------------------------------------------------------------
Racers Trust-Series 2004-6-MM, Floating Rate
  Notes (Acquired 04/13/04; Cost $30,000,000)
  1.43%(b)(c)                                  10/22/08    30,000       30,000,000
==================================================================================
    Total Medium-Term Notes (Cost
      $80,000,000)                                                      80,000,000
==================================================================================

MASTER NOTE AGREEMENTS-4.91%

Merrill Lynch Mortgage Capital, Inc.
  (Acquired 02/23/04; Cost $75,000,000)
  1.45%(b)(g)(h)                               08/23/04    75,000       75,000,000
==================================================================================

PROMISSORY NOTES-2.94%

Goldman Sachs Group, Inc. (The) (Acquired
  06/28/04; Cost $45,000,000)
  1.45%(b)(d)(f)                               12/27/04    45,000       45,000,000
==================================================================================

                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------


VARIABLE RATE DEMAND NOTES-1.81%(j)(k)(l)

INSURED-0.42%

Michigan (State of) Housing Development
  Authority; Taxable Series 2000 C RB,
  1.37%(i)                                     12/01/20   $ 6,405   $    6,405,000
==================================================================================

LETTER OF CREDIT GUARANTEED-1.39%(m)

FE, LLC-Series A, Loan Program Notes
  (LOC-Fifth Third Bank),
  1.43%                                        04/01/28     8,260        8,260,000
----------------------------------------------------------------------------------
Miami-Dade (County of), Florida Industrial
  Development Authority (Dolphins Stadium);
  Taxable Series 2000 IDR (LOC-Societe
  Generale),
  1.34%                                        07/01/22       100          100,000
----------------------------------------------------------------------------------
Mississippi (State of) Business Finance Corp.
  (Viking Range Corp. Project); Taxable
  Series 2000 IDR (LOC-Bank of America N.A.),
  1.56%                                        06/01/15    12,960       12,960,000
==================================================================================
                                                                        21,320,000
==================================================================================
    Total Variable Rate Demand Notes (Cost
      $27,725,000)                                                      27,725,000
==================================================================================

FUNDING AGREEMENTS-1.31%

New York Life Insurance Co. (Acquired
  04/07/04; Cost $20,000,000)
  1.47%(b)(c)(f)                               04/06/05    20,000       20,000,000
==================================================================================
    Total Investments (excluding Repurchase
      Agreements) (Cost $770,907,974)                                  770,907,974
==================================================================================

REPURCHASE AGREEMENTS-49.68%

Banc of America Securities LLC 1.37%(n)        08/02/04    60,000       60,000,000
----------------------------------------------------------------------------------
Barclays Capital Inc.-New York Branch (United
  Kingdom)
  1.37%(o)                                     08/02/04    39,490       39,489,524
----------------------------------------------------------------------------------
BNP Paribas Securities Corp.- New York Branch
  (France)
  1.37%(p)                                     08/02/04    70,000       70,000,000
----------------------------------------------------------------------------------
Citigroup Global Markets Inc.
  1.37%(q)                                     08/02/04    65,000       65,000,000
----------------------------------------------------------------------------------
Credit Suisse First Boston LLC- New York
  Branch (Switzerland)
  1.36%(r)                                     08/02/04    50,000       50,000,000
----------------------------------------------------------------------------------
Deutsche Bank Securities Inc.- New York
  Branch (Germany)
  1.37%(s)                                     08/02/04    75,000       75,000,000
----------------------------------------------------------------------------------
Goldman, Sachs & Co.
  1.38%(t)                                     08/02/04    65,000       65,000,000
----------------------------------------------------------------------------------


                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS-(CONTINUED)

Greenwich Capital Markets, Inc.- New York
  Branch (United Kingdom)
  1.37%(u)                                     08/02/04   $65,000   $   65,000,000
----------------------------------------------------------------------------------
Morgan Stanley & Co. Inc.
  1.38%(v)                                     08/02/04    65,000       65,000,000
----------------------------------------------------------------------------------
Societe Generale-New York Branch (France)
  1.37%(w)                                     08/02/04    65,000       65,000,000
----------------------------------------------------------------------------------
Wachovia Securities, Inc.
  1.38%(x)                                     08/02/04    75,000       75,000,000
----------------------------------------------------------------------------------

                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------

REPURCHASE AGREEMENTS-(CONTINUED)

WestLB A.G., New York Branch (Germany)
  1.37%(y)                                     08/02/04   $65,000   $   65,000,000
==================================================================================
    Total Repurchase Agreements (Cost
      $759,489,524)                                                    759,489,524
==================================================================================
TOTAL INVESTMENTS-100.11% (Cost
  $1,530,397,498)(z)                                                 1,530,397,498
==================================================================================
OTHER ASSETS LESS LIABILITIES-(0.11%)                                   (1,754,207)
==================================================================================
NET ASSETS-100.00%                                                  $1,528,643,291
__________________________________________________________________________________
==================================================================================

Investment Abbreviations:

ABS     - Asset-Backed Security
Disc.   - Discounted
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Securities may be traded on a discount basis. In such cases, the interest rate shown represents the rate of discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2004 was $464,395,223, which represented 30.38% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest rate is redetermined monthly. Rate shown is rate in effect on July 31, 2004.
(d) Interest rate is redetermined daily. Rate shown is the rate in effect on July 31, 2004.
(e) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at July 31, 2004 was $115,000,000, which represented 7.52% of the Fund's net assets.
(g) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based on the timing of the demand. The interest rate on master notes is redetermined daily. Rate shown is the rate in effect on July 31, 2004.
(i) Principal and interest payments are secured by bond insurance provided by MBIA Insurance Corp.
(j) Interest on this security is taxable income to the Fund.
(k) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(l) Interest rate is redetermined weekly. Rate shown is rate in effect on July 31, 2004.
(m) Principal and interest payments are guaranteed by the letter of credit agreement.
(n) Repurchase agreement entered into July 30, 2004 with a maturing value of $60,006,850. Collateralized by $57,836,792 corporate obligations, 6.13% to 7.75% due 06/15/06 to 01/15/12 with an aggregate market value at July 31, 2004 of $63,000,000.
(o) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $524,721,319. Collateralized by $522,117,000 U.S. Government obligations, 0% to 6.00% due 06/24/05 to 09/02/08 with an aggregate market value at July 31, 2004 of $535,155,319. The amount to be received upon repurchase by the Fund is $39,494,032.
(p) Repurchase agreement entered into July 30, 2004 with a maturing value of $70,007,992. Collateralized by $72,204,095 corporate obligations, 1.38% to 5.50% due 03/15/05 to 03/20/44 with an aggregate market value at July 31, 2004 of $73,500,001.
(q) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $500,057,083. Collateralized by $507,458,000 U.S. Government obligations, 0% to 7.00% due 09/07/04 to 07/26/19 with an aggregate market value at July 31, 2004 of $510,000,905. The amount to be received upon repurchase by the Fund is $65,007,421.
(r) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $250,028,333. Collateralized by $305,400,000 U.S. Government obligations, 0% due 07/22/05 to 03/18/19 with an aggregate market value at July 31, 2004 of $255,003,177. The amount to be received upon repurchase by the Fund is $50,005,667.
(s) Repurchase agreement entered into July 30, 2004 with a maturing value of $75,008,563. Collateralized by $77,969,309 corporate obligations, 3.25% to 6.37% due 09/25/25 to 03/10/40 with an aggregate market value at July 31, 2004 of $78,750,000.
(t) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $250,028,750. Collateralized by $277,559,479 U.S. Government obligations, 4.50% to 5.00% due 03/01/34 with an aggregate market value at July 31, 2004 of $255,000,000. The amount to be received upon repurchase by the Fund is $65,007,475.
(u) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $500,057,083. Collateralized by $681,564,000 U.S. Government obligations, 0% to 9.38% due 08/15/04 to 04/15/30 with an aggregate market value at July 31, 2004 of $510,004,437. The amount to be received upon repurchase by the Fund is $65,007,421.

(v) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $500,057,500. Collateralized by $527,410,129 U.S. Government obligations, 4.50% to 5.00% due 06/01/19 to 03/01/34 with an aggregate market value at July 31, 2004 of $513,197,181. The amount to be received upon repurchase by the Fund is $65,007,475.
(w) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $400,045,667. Collateralized by $515,299,766 U.S. Government obligations, 0% to 7.81% due 10/15/06 to 06/01/34 with an aggregate market value at July 31, 2004 of $408,000,001. The amount to be received upon repurchase by the Fund is $65,007,421.
(x) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $525,060,375. Collateralized by $1,096,991,706 corporate obligations, 0% to 7.73% due 01/18/09 to 07/25/44 with an aggregate market value at July 31, 2004 of $551,250,000. The amount to be received upon repurchase by the Fund is $75,008,625.
(y) Joint repurchase agreement entered into July 30, 2004 with an aggregate maturing value of $200,022,833. Collateralized by $510,493,231 U.S. Government obligations, 2.44% to 7.23% due 01/01/11 to 10/01/42 with an aggregate market value at July 31, 2004 of $204,000,001. The amount to be received upon repurchase by the Fund is $65,007,421.
(z) Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, excluding repurchase
  agreements, at value (cost $770,907,974)    $  770,907,974
------------------------------------------------------------
Repurchase agreements (cost $759,489,524)        759,489,524
============================================================
     Total investments (cost $1,530,397,498)   1,530,397,498
============================================================
Receivables for:
  Fund shares sold                                 4,821,952
------------------------------------------------------------
  Interest                                           952,438
------------------------------------------------------------
  Amount due from advisor                            550,712
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   222,693
------------------------------------------------------------
Other assets                                         170,842
============================================================
     Total assets                              1,537,116,135
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                           7,235,659
------------------------------------------------------------
  Dividends                                           14,770
------------------------------------------------------------
  Deferred compensation and retirement plans         307,925
------------------------------------------------------------
Accrued distribution fees                            403,261
------------------------------------------------------------
Accrued trustees' fees                                 2,021
------------------------------------------------------------
Accrued transfer agent fees                          490,671
------------------------------------------------------------
Accrued operating expenses                            18,537
============================================================
     Total liabilities                             8,472,844
============================================================
Net assets applicable to shares outstanding   $1,528,643,291
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,528,748,855
------------------------------------------------------------
Undistributed net investment income                  (89,062)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                              (16,502)
============================================================
                                              $1,528,643,291
____________________________________________________________
============================================================


NET ASSETS:

AIM Cash Reserve Shares                       $  724,566,861
____________________________________________________________
============================================================
Class B                                       $  335,866,368
____________________________________________________________
============================================================
Class C                                       $   93,457,481
____________________________________________________________
============================================================
Class R                                       $   15,516,471
____________________________________________________________
============================================================
Investor Class                                $  359,236,110
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

AIM Cash Reserve Shares                          724,781,603
____________________________________________________________
============================================================
Class B                                          335,966,350
____________________________________________________________
============================================================
Class C                                           93,484,868
____________________________________________________________
============================================================
Class R                                           15,521,041
____________________________________________________________
============================================================
Investor Class                                   359,342,772
____________________________________________________________
============================================================
Net asset value and offering price per share
  for each class                              $         1.00
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 18,308,351
==========================================================================

EXPENSES:

Advisory fees                                                    8,403,115
--------------------------------------------------------------------------
Administrative services fees                                       398,878
--------------------------------------------------------------------------
Custodian fees                                                     129,934
--------------------------------------------------------------------------
Distribution fees:
  AIM Cash Reserve Shares                                        2,023,351
--------------------------------------------------------------------------
  Class B                                                        4,141,813
--------------------------------------------------------------------------
  Class C                                                          958,300
--------------------------------------------------------------------------
  Class R                                                           33,500
--------------------------------------------------------------------------
Transfer agent fees                                              4,504,131
--------------------------------------------------------------------------
Trustees' and retirement fees                                       34,443
--------------------------------------------------------------------------
Other                                                              864,039
==========================================================================
    Total expenses                                              21,491,504
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                  (10,564,879)
==========================================================================
    Net expenses                                                10,926,625
==========================================================================
Net investment income                                            7,381,726
==========================================================================
Net realized gain (loss) from investment securities                (16,502)
==========================================================================
Net increase in net assets resulting from operations          $  7,365,224
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                     2004              2003
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                         $    7,381,726    $    7,842,936
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities                  (16,502)           44,022
================================================================================================
    Net increase in net assets resulting from operations             7,365,224         7,886,958
================================================================================================
Distributions to shareholders from net investment income:
  AIM Cash Reserve Shares                                           (4,544,908)       (7,299,075)
------------------------------------------------------------------------------------------------
  Class B                                                             (234,827)         (432,412)
------------------------------------------------------------------------------------------------
  Class C                                                             (297,797)         (100,719)
------------------------------------------------------------------------------------------------
  Class R                                                              (21,561)          (10,730)
------------------------------------------------------------------------------------------------
  Investor Class                                                    (2,388,098)               --
================================================================================================
    Total distributions from net investment income                  (7,487,191)       (7,842,936)
================================================================================================
Distributions to shareholders from net realized gains:
  AIM Cash Reserve Shares                                              (23,639)          (35,590)
------------------------------------------------------------------------------------------------
  Class B                                                              (12,696)          (20,898)
------------------------------------------------------------------------------------------------
  Class C                                                               (2,804)           (3,549)
------------------------------------------------------------------------------------------------
  Class R                                                                 (122)              (38)
------------------------------------------------------------------------------------------------
  Investor Class                                                       (12,995)               --
================================================================================================
    Total distributions from net realized gains                        (52,256)          (60,075)
================================================================================================
    Decrease in net assets resulting from distributions             (7,539,447)       (7,903,011)
================================================================================================
Share transactions-net:
  AIM Cash Reserve Shares                                         (464,079,273)       67,004,557
------------------------------------------------------------------------------------------------
  Class B                                                         (207,835,642)     (174,148,217)
------------------------------------------------------------------------------------------------
  Class C                                                          (19,820,331)       (5,640,712)
------------------------------------------------------------------------------------------------
  Class R                                                            9,240,771         6,270,260
------------------------------------------------------------------------------------------------
  Investor Class                                                   359,038,712                --
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           (323,455,763)     (106,514,112)
================================================================================================
    Net increase (decrease) in net assets                         (323,629,986)     (106,530,165)
================================================================================================

NET ASSETS:

  Beginning of year                                              1,852,273,277     1,958,803,442
================================================================================================
  End of year (including undistributed net investment income of $(89,062) and $159,909 for 2004 and 2003,
    respectively)                                               $1,528,643,291    $1,852,273,277
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Money Market Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.40% on the first $1 billion of the Fund's average daily net assets, plus 0.35% on the Fund's average daily net assets in excess of $1 billion. Prior to June 30, 2004, the Fund paid an advisory fee to AIM at an annual rate of 0.55% on the first $1 billion of the Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion. AIM and/or A I M Distributors, Inc. ("AIM Distributors") voluntarily waived fees and/or reimbursed expenses in order to increase the Fund's yield. Waivers and/or reimbursements may be changed from time to time. During year ended July 31, 2004, AIM waived fees of $8,403,115 and reimbursed expenses of $521,766.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $105,350 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $398,878 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $2,426,890.

    The Trust has entered into master distribution agreements with AIM Distributors to serve as the distributor for the AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of AIM Cash Reserve shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the AIM Cash Reserve Shares, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes.

    Effective July 1, 2003, in order to maintain a minimum yield, AIM Distributors reduced broker service fees on AIM Cash Reserve Shares, Class B, Class C and Class R shares. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2004, the AIM Cash Reserve Shares, Class B, Class C and Class R shares paid $2,023,351, $3,106,360, $479,150 and $33,500, respectively, after AIM
Distributors waived and/or reimbursed plan fees of $1,035,453 and $479,150 for Class B and Class C shares, respectively.

    Contingent deferred sales charges ("CDSC") are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2004, AIM Distributors advised the Fund that it retained $630,845, $44,156, $216,938 and $0 from AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $20,045 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $20,045.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $8,655 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2004.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $7,539,447    $7,903,011
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Undistributed ordinary income                                   $      140,846
------------------------------------------------------------------------------
Temporary book/tax differences                                        (229,908)
------------------------------------------------------------------------------
Post-October capital loss deferral                                     (16,502)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,528,748,855
==============================================================================
Total net assets                                                $1,528,643,291
______________________________________________________________________________
==============================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund had no capital loss carryforward as of July 31, 2004.

NOTE 7--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions, on July 31, 2004, undistributed net investment income was decreased by $52,256 and undistributed net realized gain (loss) was increased by $52,256. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Cash Reserves Fund into the Fund, undistributed net investment income was decreased by $91,250 and shares of beneficial interest increased by $91,250. These reclassifications had no effect on the net assets of the Fund.

NOTE 8--SHARE INFORMATION

The Fund currently consists of six different classes of shares: AIM Cash Reserve Shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class B shares and Class C shares are sold with CDSC. AIM Cash Reserve Shares, Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to AIM Cash Reserve Shares eight years after the end of the calendar month of purchase. Institutional Class shares have not commenced operations.

                                                  CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                           ----------------------------------------------------------------------
                                                                         2004                                 2003
                                                           ---------------------------------    ---------------------------------
                                                               SHARES            AMOUNT             SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Sold:
  AIM Cash Reserve Class                                    1,723,348,635    $ 1,723,344,384     5,372,980,834    $ 5,372,980,834
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     228,892,152        228,892,271       485,890,867        485,890,867
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     234,053,412        234,058,115       570,319,822        570,319,822
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                      28,780,786         28,780,786        24,594,921         24,594,921
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           370,467,337        370,479,287                --                 --
=================================================================================================================================
Issued as reinvestment of dividends:
  AIM Cash Reserve Class                                        4,233,613          4,233,613         6,288,154          6,288,154
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         227,988            227,989           408,246            408,246
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         273,990            273,990            89,880             89,880
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          20,662             20,662             9,756              9,756
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             2,317,119          2,317,119                --                 --
=================================================================================================================================
Issued in connection with acquisitions:(b)
  AIM Cash Reserve Class                                          669,132            669,697                --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         253,059            252,879                --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       8,223,808          8,218,055                --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           433,127,527        432,821,214                --                 --
=================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  AIM Cash Reserve Class                                       32,054,831         32,054,836        25,073,560         25,073,560
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (32,054,831)       (32,054,836)      (25,073,560)       (25,073,560)
=================================================================================================================================
Reacquired:
  AIM Cash Reserve Class                                   (2,224,381,846)    (2,224,381,803)   (5,337,337,991)    (5,337,337,991)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (405,153,776)      (405,153,945)     (635,373,770)      (635,373,770)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (262,370,490)      (262,370,491)     (576,050,414)      (576,050,414)
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                     (19,560,677)       (19,560,677)      (18,334,417)       (18,334,417)
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                          (446,569,211)      (446,578,908)               --                 --
=================================================================================================================================
                                                             (323,146,780)   $  (323,455,763)     (106,514,112)   $  (106,514,112)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Investor Class shares commenced sales on September 30, 2003.
(b) As of the open of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Cash Reserves Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Cash Reserves Fund shareholders, on October 21, 2003. The acquisition was accomplished by tax-free exchange of 442,273,526 shares of the Fund for 442,273,526 shares of INVESCO Cash Reserves Fund outstanding as of the close of business October 31, 2003. INVESCO Cash Reserves Fund net assets at that date of $441,961,845, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,395,903,235.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CASH RESERVE
                                       ------------------------------------------------------------------------------------------
                                                                                                SEVEN MONTHS
                                                        YEAR ENDED JULY 31,                        ENDED              YEAR ENDED
                                       -----------------------------------------------------      JULY 31,           DECEMBER 31,
                                         2004              2003          2002         2001          2000                 1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $   1.00         $     1.00    $     1.00    $   1.00      $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  0.0056             0.0064        0.0141      0.0467        0.0300(a)            0.0414
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                              (0.0056)           (0.0064)      (0.0141)    (0.0467)      (0.0300)             (0.0414)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                               (0.0000)                --            --          --            --                   --
=================================================================================================================================
    Total distributions                 (0.0056)           (0.0064)      (0.0141)    (0.0467)      (0.0300)             (0.0414)
=================================================================================================================================
Net asset value, end of period         $   1.00         $     1.00    $     1.00    $   1.00      $   1.00             $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            0.57%              0.64%         1.42%       4.77%         3.03%                4.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $724,567         $1,188,876    $1,121,879    $937,532      $912,042             $989,478
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                0.58%(d)           0.88%         1.01%       1.06%         1.07%(e)             1.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to
  average net assets                       0.55%(d)           0.64%         1.40%       4.61%         5.15%(e)             4.16%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.14% and 1.03% for the years ended July 31, 2004 and July 31, 2003, respectively.
(d)  Ratios are based on average daily net assets of $809,340,540.
(e)  Annualized.

                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                SEVEN MONTHS
                                                          YEAR ENDED JULY 31,                      ENDED              YEAR ENDED
                                           -------------------------------------------------      JULY 31,           DECEMBER 31,
                                             2004             2003        2002        2001          2000                 1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.0006           0.0007      0.0065      0.0392        0.0256(a)            0.0339
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.0006)         (0.0007)    (0.0065)    (0.0392)      (0.0256)             (0.0339)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains     (0.0000)              --          --          --            --                   --
=================================================================================================================================
    Total distributions                     (0.0006)         (0.0007)    (0.0065)    (0.0392)      (0.0256)             (0.0339)
=================================================================================================================================
Net asset value, end of period             $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                0.06%            0.07%       0.66%       3.99%         2.59%                3.45%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $335,866         $543,811    $717,967    $439,445      $289,327             $404,911
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                    1.08%(d)         1.46%       1.76%       1.81%         1.82%(e)             1.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   0.05%(d)         0.06%       0.65%       3.86%         4.40%(e)             3.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.89% and 1.78% for the years ended July 31, 2004 and July 31, 2003, respectively.
(d)  Ratios are based on average daily net assets of $414,181,261.
(e)  Annualized.

                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                                SEVEN MONTHS
                                                          YEAR ENDED JULY 31,                      ENDED              YEAR ENDED
                                           -------------------------------------------------      JULY 31,           DECEMBER 31,
                                             2004             2003        2002        2001          2000                 1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.0031           0.0008      0.0065      0.0393        0.0256(a)            0.0339
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.0031)         (0.0008)    (0.0065)    (0.0393)      (0.0256)             (0.0339)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains     (0.0000)              --          --          --            --                   --
=================================================================================================================================
    Total distributions                     (0.0031)         (0.0008)    (0.0065)    (0.0393)      (0.0256)             (0.0339)
=================================================================================================================================
Net asset value, end of period             $   1.00         $   1.00    $   1.00    $   1.00      $   1.00             $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                0.31%            0.09%       0.66%       4.00%         2.59%                3.44%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $ 93,457         $113,306    $118,947    $ 86,884      $ 45,457             $ 56,636
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                    0.83%(d)         1.44%       1.76%       1.81%         1.82%(e)             1.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average
  net assets                                   0.30%(d)         0.08%       0.65%       3.86%         4.40%(e)             3.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total revenues are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.89% and 1.78% for the years ended July 31, 2004 and July 31, 2003, respectively.
(d)  Ratios are based on average daily net assets of $95,829,972.
(e)  Annualized.

                                                                               CLASS R
                                                              ------------------------------------------
                                                                                           JUNE 30, 2002
                                                                     YEAR ENDED             (DATE SALES
                                                                      JULY 31,             COMMENCED) TO
                                                              -------------------------      JULY 31,
                                                                2004             2003          2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00         $   1.00      $   1.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0031           0.0038        0.0010
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0031)         (0.0038)      (0.0010)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.0000)              --            --
========================================================================================================
    Total distributions                                        (0.0031)         (0.0038)      (0.0010)
========================================================================================================
Net asset value, end of period                                $   1.00         $   1.00      $   1.00
________________________________________________________________________________________________________
========================================================================================================
Total return(a)                                                   0.31%            0.38%         0.10%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 15,516         $  6,280      $     10
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets(b)                        0.83%(c)         1.13%         1.26%(d)
________________________________________________________________________________________________________
========================================================================================================
Ratio of net investment income to average net assets              0.30%(c)         0.39%         1.15%(d)
________________________________________________________________________________________________________
========================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.39% and 1.28% for the years ended July 31, 2004 and July 31, 2003, respectively.
(c)  Ratios are based on average daily net assets of $6,700,065.
(d)  Annualized.

                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   1.00
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.0068
==================================================================================
Less distributions:
  Dividends from net investment income                                (0.0068)
----------------------------------------------------------------------------------
  Distributions from net realized gains                               (0.0000)
==================================================================================
    Total distributions                                               (0.0068)
==================================================================================
Net asset value, end of period                                       $   1.00
__________________________________________________________________________________
==================================================================================
Total return(a)                                                          0.68%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $359,236
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                            0.33%(b)
----------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                         0.86%(b)
__________________________________________________________________________________
==================================================================================
Ratio of net investment income to average net assets                     0.80%(b)
__________________________________________________________________________________
==================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $352,226,920.

NOTE 10--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Real Estate Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Real Estate Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Real Estate Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -S- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-95.45%

APARTMENTS-13.80%

Archstone-Smith Trust                             452,417   $ 13,314,632
------------------------------------------------------------------------
Avalonbay Communities, Inc.                       189,600     11,034,720
------------------------------------------------------------------------
BRE Properties, Inc.-Class A                      301,300     10,440,045
------------------------------------------------------------------------
Camden Property Trust                             129,400      5,823,000
------------------------------------------------------------------------
Canadian Apartment Properties Real Estate
  Investment Trust (Canada)                       314,500      3,005,041
------------------------------------------------------------------------
Equity Residential                                407,500     12,041,625
------------------------------------------------------------------------
Essex Property Trust, Inc.                        361,800     23,842,620
------------------------------------------------------------------------
Summit Properties Inc.                             99,200      2,559,360
------------------------------------------------------------------------
United Dominion Realty Trust, Inc.              1,041,400     20,192,746
========================================================================
                                                             102,253,789
========================================================================

DIVERSIFIED-5.92%

AEW Real Estate Income Fund                        41,200        683,508
------------------------------------------------------------------------
Gecina S.A. (France)(a)                            10,400        816,971
------------------------------------------------------------------------
Hang Lung Properties Ltd. (Hong Kong)(a)          693,000        953,429
------------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Bermuda)(a)          525,000        955,442
------------------------------------------------------------------------
Mitsubishi Estate Co., Ltd. (Japan)(a)            178,000      2,021,993
------------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Japan)(a)               182,000      2,022,251
------------------------------------------------------------------------
Sino Land Co. Ltd. (Hong Kong)(a)               1,660,000      1,041,772
------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Hong Kong)(a)       116,000        980,645
------------------------------------------------------------------------
Unibail (France)(a)                                10,000      1,047,664
------------------------------------------------------------------------
Vornado Realty Trust                              573,600     33,320,424
========================================================================
                                                              43,844,099
========================================================================

HEALTHCARE-0.95%

Ventas, Inc.                                      274,500      7,005,240
========================================================================

INDUSTRIAL PROPERTIES-11.14%

Catellus Development Corp.                        258,196      6,454,900
------------------------------------------------------------------------
CenterPoint Properties Trust                      764,600     29,345,348
------------------------------------------------------------------------
Keystone Property Trust-Series E, 7.38% Pfd.       32,500        815,750
------------------------------------------------------------------------
ProLogis                                        1,348,770     45,912,131
========================================================================
                                                              82,528,129
========================================================================

INDUSTRIAL/OFFICE MIXED-0.37%

Liberty Property Trust                             72,250      2,774,400
========================================================================

LODGING-RESORTS-9.15%

Equity Inns Inc.                                   11,400        103,398
------------------------------------------------------------------------
Fairmont Hotels & Resorts Inc. (Canada)           338,000      8,703,500
------------------------------------------------------------------------
Hilton Hotels Corp.                             1,064,200     18,974,686
------------------------------------------------------------------------
Host Marriott Corp.(b)                          1,278,500     16,556,575
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
LODGING-RESORTS-(CONTINUED)

LaSalle Hotel Properties                          254,700   $  6,555,978
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         375,000     16,875,000
========================================================================
                                                              67,769,137
========================================================================

OFFICE PROPERTIES-17.35%

Alexandria Real Estate Equities, Inc.             287,500     17,275,875
------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.-Series
  C, 8.38% Pfd.(b)                                 28,200        724,740
------------------------------------------------------------------------
Arden Realty, Inc.                                214,300      6,514,720
------------------------------------------------------------------------
Boston Properties, Inc.                           701,700     37,119,930
------------------------------------------------------------------------
Brandywine Realty Trust                           191,900      5,238,870
------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              218,900      6,709,285
------------------------------------------------------------------------
CarrAmerica Realty Corp.                          152,300      4,643,627
------------------------------------------------------------------------
Kilroy Realty Corp.                               206,200      7,299,480
------------------------------------------------------------------------
Mack-Cali Realty Corp.                            334,200     13,668,780
------------------------------------------------------------------------
SL Green Realty Corp.                             574,000     28,183,400
------------------------------------------------------------------------
Sophia (France)(a)                                 24,613      1,108,011
========================================================================
                                                             128,486,718
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.09%

St. Joe Co. (The)                                  15,000        645,300
========================================================================

REGIONAL MALLS-19.54%

Borealis Retail Real Estate Investment Trust
  (Canada)(a)                                     124,400      1,085,686
------------------------------------------------------------------------
General Growth Properties, Inc.                 1,583,800     47,640,704
------------------------------------------------------------------------
Klepierre (France)(a)                              26,500      1,763,109
------------------------------------------------------------------------
Liberty International PLC (United Kingdom)(a)      76,300      1,105,766
------------------------------------------------------------------------
Macerich Co. (The)                                495,600     23,739,240
------------------------------------------------------------------------
Mills Corp. (The)                                 213,600      9,740,160
------------------------------------------------------------------------
Rouse Co. (The)                                   274,900     13,415,120
------------------------------------------------------------------------
Simon Property Group, Inc.                        896,700     46,278,687
========================================================================
                                                             144,768,472
========================================================================

SELF STORAGE-1.87%

Public Storage, Inc.                              132,600      6,249,438
------------------------------------------------------------------------
Shurgard Storage Centers, Inc.-Class A            204,700      7,573,900
========================================================================
                                                              13,823,338
========================================================================

SHOPPING CENTERS-12.17%

Capital & Regional PLC (United Kingdom)(a)        164,800      1,601,770
------------------------------------------------------------------------
Chelsea Property Group, Inc.                      526,300     34,272,656
------------------------------------------------------------------------
Developers Diversified Realty Corp.               683,100     24,509,628
------------------------------------------------------------------------
Eurocommercial Properties N.V.
  (Netherlands)(a)                                 52,500      1,607,966
------------------------------------------------------------------------
Federal Realty Investment Trust                   146,500      6,182,300
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SHOPPING CENTERS-(CONTINUED)

Japan Retail Fund Investment Corp. (Japan)            200   $  1,393,948
------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               150,500      7,615,300
------------------------------------------------------------------------
Regency Centers Corp.                             190,800      8,109,000
------------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 359,600      4,876,176
========================================================================
                                                              90,168,744
========================================================================

SPECIALTY PROPERTIES-3.10%

American Financial Realty Trust                   366,000      4,849,500
------------------------------------------------------------------------
Entertainment Properties Trust                    153,200      5,417,152
------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       404,100     12,680,658
========================================================================
                                                              22,947,310
========================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $558,700,108)                                    707,014,676
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-4.10%

Liquid Assets Portfolio-Institutional
  Class(c)                                     15,196,858   $ 15,196,858
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    15,196,858     15,196,858
========================================================================
    Total Money Market Funds (Cost
      $30,393,716)                                            30,393,716
========================================================================
TOTAL INVESTMENTS-99.55% (Cost $589,093,824)                 737,408,392
========================================================================
OTHER ASSETS LESS LIABILITIES-0.45%                            3,320,263
========================================================================
NET ASSETS-100.00%                                          $740,728,655
________________________________________________________________________
========================================================================

Investment Abbreviations:

Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2004 was $18,112,475, which represented 2.46% of the Fund's total investments. See Note 1A.
(b) Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $558,700,108)                                $707,014,676
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $30,393,716)                             30,393,716
===========================================================
    Total investments (cost $589,093,824)       737,408,392
===========================================================
Receivables for:
  Investments sold                                4,416,592
-----------------------------------------------------------
  Fund shares sold                                4,225,926
-----------------------------------------------------------
  Dividends                                         938,437
-----------------------------------------------------------
  Amount due from advisor                             1,574
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   43,880
-----------------------------------------------------------
Other assets                                         76,442
===========================================================
    Total assets                                747,111,243
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           5,073,294
-----------------------------------------------------------
  Fund shares reacquired                            635,652
-----------------------------------------------------------
  Deferred compensation and retirement plans         50,900
-----------------------------------------------------------
Accrued distribution fees                           371,083
-----------------------------------------------------------
Accrued trustees' fees                                1,512
-----------------------------------------------------------
Accrued transfer agent fees                         243,148
-----------------------------------------------------------
Accrued operating expenses                            6,999
===========================================================
    Total liabilities                             6,382,588
===========================================================
Net assets applicable to shares outstanding    $740,728,655
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $593,667,136
-----------------------------------------------------------
Undistributed net investment income                (282,197)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                       (970,978)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies             148,314,694
===========================================================
                                               $740,728,655
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $418,244,144
___________________________________________________________
===========================================================
Class B                                        $174,671,695
___________________________________________________________
===========================================================
Class C                                        $116,871,507
___________________________________________________________
===========================================================
Class R                                        $     24,018
___________________________________________________________
===========================================================
Investor Class                                 $ 29,896,022
___________________________________________________________
===========================================================
Institutional Class                            $  1,021,269
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          19,533,763
___________________________________________________________
===========================================================
Class B                                           8,132,563
___________________________________________________________
===========================================================
Class C                                           5,451,994
___________________________________________________________
===========================================================
Class R                                               1,122
___________________________________________________________
===========================================================
Investor Class                                    1,397,090
___________________________________________________________
===========================================================
Institutional Class                                  47,684
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      21.41
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.41 divided by
      95.25%)                                  $      22.48
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      21.48
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      21.44
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      21.41
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
    share                                      $      21.40
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      21.42
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $146,106)        $ 21,440,166
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       337,477
==========================================================================
    Total investment income                                     21,777,643
==========================================================================

EXPENSES:

Advisory fees                                                    5,126,831
--------------------------------------------------------------------------
Administrative services fees                                       164,380
--------------------------------------------------------------------------
Custodian fees                                                      71,292
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,046,782
--------------------------------------------------------------------------
  Class B                                                        1,563,583
--------------------------------------------------------------------------
  Class C                                                          921,397
--------------------------------------------------------------------------
  Class R                                                               17
--------------------------------------------------------------------------
  Investor Class                                                    59,514
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R and Investor             1,573,643
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             120
--------------------------------------------------------------------------
Trustees' and retirement fees                                       18,486
--------------------------------------------------------------------------
Other                                                              487,109
==========================================================================
    Total expenses                                              11,033,154
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (62,917)
==========================================================================
    Net expenses                                                10,970,237
==========================================================================
Net investment income                                           10,807,406
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         23,066,938
--------------------------------------------------------------------------
  Foreign currencies                                              (207,285)
==========================================================================
                                                                22,859,653
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         78,908,970
--------------------------------------------------------------------------
  Foreign currencies                                                (2,145)
==========================================================================
                                                                78,906,825
==========================================================================
Net gain from investment securities and foreign currencies     101,766,478
==========================================================================
Net increase in net assets resulting from operations          $112,573,884
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 10,807,406    $  6,774,304
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          22,859,653      (4,106,860)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           78,906,825      48,777,546
==========================================================================================
    Net increase in net assets resulting from operations       112,573,884      51,444,990
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (7,298,271)     (3,329,708)
------------------------------------------------------------------------------------------
  Class B                                                       (2,846,339)     (2,034,884)
------------------------------------------------------------------------------------------
  Class C                                                       (1,662,526)     (1,070,734)
------------------------------------------------------------------------------------------
  Class R                                                              (57)             --
------------------------------------------------------------------------------------------
  Investor Class                                                  (550,046)             --
------------------------------------------------------------------------------------------
  Institutional Class                                               (3,372)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (12,360,611)     (6,435,326)
==========================================================================================
Share transactions-net:
  Class A                                                      189,546,124      70,728,483
------------------------------------------------------------------------------------------
  Class B                                                       22,366,994      37,706,329
------------------------------------------------------------------------------------------
  Class C                                                       35,706,292      18,496,500
------------------------------------------------------------------------------------------
  Class R                                                           23,011              --
------------------------------------------------------------------------------------------
  Investor Class                                                26,243,845              --
------------------------------------------------------------------------------------------
  Institutional Class                                              987,334              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              274,873,600     126,931,312
==========================================================================================
    Net increase in net assets                                 375,086,873     171,940,976
==========================================================================================

NET ASSETS:

  Beginning of year                                            365,641,782     193,700,806
==========================================================================================
  End of year (including undistributed net investment income of $(282,197) and $574,152 for 2004 and 2003,
    respectively)                                             $740,728,655    $365,641,782
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $6,438.

    For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $44,513 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $164,380 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $717,633 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of the Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,046,782, $1,563,583, $921,397, $17 and $54,868, respectively. AIM reimbursed
$4,646 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees of the INVESCO Real Estate Opportunity Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Real Estate Opportunity Fund, an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2004, AIM Distributors advised the Fund that it retained $370,490 in front-end sales commissions from the sale of Class A shares and $92,514, $17,209, $28,683 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE    DIVIDEND     REALIZED
FUND               07/31/03         AT COST         FROM SALES      (DEPRECIATION)     07/31/04       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 9,094,930     $114,648,856     $(108,546,928)       $   --        $15,196,858    $171,038      $   --
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             9,094,930      114,648,856      (108,546,928)           --         15,196,858     166,439          --
============================================================================================================================
  Total           $18,189,860     $229,297,712     $(217,093,856)       $   --        $30,393,716    $337,477      $   --
============================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $6,855 and credits in custodian fees of $465 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $7,320.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $4,992 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004           2003
---------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $12,215,228    $6,435,326
---------------------------------------------------------------------------------------
Distributions paid from long-term gain                            145,383            --
=======================================================================================
Total distributions paid                                      $12,360,611    $6,435,326
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed long-term gain                                  $  5,176,922
--------------------------------------------------------------------------
Unrealized appreciation -- investments                         147,095,883
--------------------------------------------------------------------------
Temporary book/tax differences                                     (42,450)
--------------------------------------------------------------------------
Capital loss carryforward                                       (5,168,836)
--------------------------------------------------------------------------
Shares of beneficial interest                                  593,667,136
==========================================================================
Total net assets                                              $740,728,655
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to losses on wash sales and realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $126.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $1,941,450 of capital loss carryforward in the fiscal year ended July 31, 2005.

    The Fund utilized $9,997,450 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD
--------------------------------------------------------------------------
July 31, 2006                                                 $ 1,240,191
--------------------------------------------------------------------------
July 31, 2007                                                   1,790,021
--------------------------------------------------------------------------
July 31, 2009                                                   2,138,624
==========================================================================
Total capital loss carryforward                               $ 5,168,836
__________________________________________________________________________
==========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003 the date of the reorganization of INVESCO Real Estate Opportunity Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $367,353,943 and $150,429,167, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $148,062,627
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (966,870)
==============================================================================
Net unrealized appreciation of investment securities             $147,095,757
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $590,312,635.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, distribution reclassifications, non-deductible reorganization expenses and passive foreign investment company reclassifications, on July 31, 2004, undistributed net investment income was increased by $717,942, undistributed net realized gain (loss) was decreased by $1,496,962 and shares of beneficial interest increased by $779,020. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Real Estate Opportunity Fund into the Fund on November 24, 2003, undistributed net investment income was decreased by $21,086, undistributed net realized gain (loss) was decreased by $6,682,753 and shares of beneficial interest increased by $6,703,839. These reclassifications had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     14,903,883    $ 299,751,365    10,040,616    $153,310,327
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,321,613       66,077,962     4,612,513      69,835,946
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,156,809       63,545,923     2,144,150      32,601,275
-----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                       1,119           22,954            --              --
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                              930,779       19,266,503            --              --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                          48,081          995,692            --              --
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        338,725        6,808,828       199,768       3,041,849
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        126,922        2,528,943       118,414       1,804,757
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         73,282        1,463,058        60,550         921,382
-----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                           3               57            --              --
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               25,309          521,885            --              --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                             162            3,372            --              --
=======================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                        601,377       11,125,322            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         14,428          267,736            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        122,102        2,261,014            --              --
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            1,476,425       27,304,798            --              --
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        312,257        6,275,053       158,310       2,459,992
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (311,271)      (6,275,053)     (157,917)     (2,459,992)
=======================================================================================================================
Reacquired:
  Class A                                                     (6,786,421)    (134,414,444)   (5,900,039)    (88,083,685)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,032,387)     (40,232,594)   (2,108,225)    (31,474,382)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,590,589)     (31,563,703)     (986,180)    (15,026,157)
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (1,035,423)     (20,849,341)           --              --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                            (559)         (11,730)           --              --
=======================================================================================================================
                                                              13,696,626    $ 274,873,600     8,181,960    $126,931,312
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) Class R shares and Institutional Class shares commenced sales on April 30, 2004.
(b)  Investor Class shares commenced sales on September 30, 2003.
(c) As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Real Estate Opportunity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Real Estate Opportunity Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 2,214,332 shares of the Fund for 4,386,619 shares of INVESCO Real Estate Opportunity Fund outstanding as of the close of business November 21, 2003. INVESCO Real Estate Opportunity Fund's net assets at that date of $40,958,870 including $5,430,748 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $427,505,213.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                                 YEAR ENDED JULY 31,                    ENDED         YEAR ENDED
                                                    ---------------------------------------------      JULY 31,      DECEMBER 31,
                                                      2004           2003       2002       2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  17.50       $  15.25    $ 13.56    $ 13.04      $ 10.61         $ 11.46
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.44(a)        0.45(a)    0.47(a)    0.50         0.30(a)         0.42
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                         3.97           2.24       1.68       0.54         2.38           (0.75)
=================================================================================================================================
    Total from investment operations                    4.41           2.69       2.15       1.04         2.68           (0.33)
=================================================================================================================================
Less dividends from net investment income              (0.50)         (0.44)     (0.46)     (0.52)       (0.25)          (0.52)
=================================================================================================================================
Net asset value, end of period                      $  21.41       $  17.50    $ 15.25    $ 13.56      $ 13.04         $ 10.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        25.46%         18.12%     16.10%      8.23%       25.61%          (2.88)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $418,244       $177,901    $86,411    $28,400      $23,187         $16,279
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        1.65%(c)       1.72%      1.77%      1.63%        1.62%(d)        1.61%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      1.66%(c)       1.72%      1.77%      1.79%        2.05%(d)        1.73%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                2.17%(c)       2.97%      3.25%      3.88%        4.49%(d)        3.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                28%            87%        77%        85%          39%             52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $299,080,683.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                                                                     SEVEN MONTHS
                                                                 YEAR ENDED JULY 31,                    ENDED         YEAR ENDED
                                                    ---------------------------------------------      JULY 31,      DECEMBER 31,
                                                      2004           2003       2002       2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  17.55       $  15.29    $ 13.59    $ 13.07      $ 10.64          $11.48
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.30(a)        0.36(a)    0.38(a)    0.41         0.25(a)         0.32
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                         3.99           2.24       1.68       0.53         2.39           (0.72)
=================================================================================================================================
    Total from investment operations                    4.29           2.60       2.06       0.94         2.64           (0.40)
=================================================================================================================================
Less dividends from net investment income              (0.36)         (0.34)     (0.36)     (0.42)       (0.21)          (0.44)
=================================================================================================================================
Net asset value, end of period                      $  21.48       $  17.55    $ 15.29    $ 13.59      $ 13.07          $10.64
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        24.66%         17.37%     15.40%      7.42%       25.08%          (3.53)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $174,672       $123,093    $69,557    $16,917      $12,722          $9,839
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        2.30%(c)       2.37%      2.41%      2.36%        2.37%(d)        2.35%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      2.31%(c)       2.37%      2.41%      2.43%        2.70%(d)        2.37%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                1.52%(c)       2.32%      2.61%      3.15%        3.73%(d)        2.96%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                28%            87%        77%        85%          39%             52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $156,358,242.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                    ----------------------------------------------------------------------------
                                                                                                    SEVEN MONTHS
                                                                YEAR ENDED JULY 31,                    ENDED         YEAR ENDED
                                                    --------------------------------------------      JULY 31,      DECEMBER 31,
                                                      2004          2003       2002       2001          2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  17.52       $ 15.26    $ 13.57    $ 13.05      $ 10.62         $ 11.46
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.30(a)       0.36(a)    0.38(a)    0.41         0.25(a)         0.33(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                         3.98          2.24       1.67       0.53         2.39           (0.73)
================================================================================================================================
    Total from investment operations                    4.28          2.60       2.05       0.94         2.64           (0.40)
================================================================================================================================
Less dividends from net investment income              (0.36)        (0.34)     (0.36)     (0.42)       (0.21)          (0.44)
================================================================================================================================
Net asset value, end of period                      $  21.44       $ 17.52    $ 15.26    $ 13.57      $ 13.05         $ 10.62
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                        24.64%        17.41%     15.35%      7.43%       25.13%          (3.54)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $116,872       $64,648    $37,733    $22,722      $20,306         $19,992
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        2.30%(c)      2.37%      2.41%      2.36%        2.37%(d)        2.35%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      2.31%(c)      2.37%      2.41%      2.43%        2.70%(d)        2.37%
================================================================================================================================
Ratio of net investment income to average net
  assets                                                1.52%(c)      2.32%      2.61%      3.15%        3.73%(d)        2.96%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                                28%           87%        77%        85%          39%             52%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $92,139,727.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                INVESTOR CLASS
                                                              ------------------
                                                              SEPTEMBER 30, 2003
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 18.18
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.39(a)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              3.25
================================================================================
    Total from investment operations                                  3.64
================================================================================
Less dividends from net investment income                            (0.42)
================================================================================
Net asset value, end of period                                     $ 21.40
________________________________________________________________________________
================================================================================
Total return(b)                                                      20.13%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $29,896
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.51%(c)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.54%(c)
================================================================================
Ratio of net investment income to average net assets                  2.31%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                              28%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $26,336,504.
(d)  Not annualized for periods less than one year.

                                                                 CLASS R
                                                              --------------
                                                              APRIL 30, 2004
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                                 JULY 31,
                                                                   2004
----------------------------------------------------------------------------
Net asset value, beginning of period                              $19.34
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.11(a)
----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            2.07
============================================================================
    Total from investment operations                                2.18
============================================================================
Less dividends from net investment income                          (0.11)
============================================================================
Net asset value, end of period                                    $21.41
____________________________________________________________________________
============================================================================
Total return(b)                                                    11.29%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   24
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.72%(c)
----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.73%(c)
============================================================================
Ratio of net investment income to average net assets                2.10%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate(d)                                            28%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $13,314.
(d)  Not annualized for periods less than one year.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                APRIL 30, 2004
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $19.34
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.14(a)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              2.08
=================================================================================
    Total from investment operations                                  2.22
=================================================================================
Less dividends from net investment income                            (0.14)
=================================================================================
Net asset value, end of period                                      $21.42
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      11.50%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $1,021
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.12%(c)
---------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.13%(c)
=================================================================================
Ratio of net investment income to average net assets                  2.70%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate(d)                                              28%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $467,195.
(d)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the

Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Short Term Bond Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Short Term Bond Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Short Term Bond Fund as of July 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
BONDS & NOTES-59.17%

ADVERTISING-0.63%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05                $2,000,000   $  2,095,060
========================================================================

AEROSPACE & DEFENSE-0.16%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                          495,000        547,752
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.49%

Bank of New York Institutional Capital Trust-
  Series A, Bonds, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $1,789,065)(a)                 1,500,000      1,613,235
========================================================================

AUTOMOBILE MANUFACTURERS-0.43%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04       1,425,000      1,432,210
========================================================================

BROADCASTING & CABLE TV-5.83%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05                               2,000,000      2,135,360
------------------------------------------------------------------------
  9.50%, 08/01/13                               4,900,000      5,465,460
------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05                               2,735,000      2,833,624
------------------------------------------------------------------------
  7.50%, 08/15/04                                 800,000        801,376
------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                      2,000,000      2,102,300
------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Canada)-Series B,
  Sr. Sec. Second Priority Yankee Notes,
  10.00%, 03/15/05                              2,000,000      2,090,000
------------------------------------------------------------------------
TCI Communications, Inc.,
  Medium Term Notes, 8.35%, 02/15/05              822,000        847,219
------------------------------------------------------------------------
  Sr. Notes, 7.25%, 08/01/05                      575,000        601,197
------------------------------------------------------------------------
Time Warner Cos., Inc., Unsec. Notes, 7.75%,
  06/15/05                                      2,395,000      2,498,488
========================================================================
                                                              19,375,024
========================================================================

COMPUTER HARDWARE-0.10%

Sun Microsystems, Inc., Sr. Unsec. Notes,
  7.35%, 08/15/04                                 331,000        331,496
========================================================================

CONSUMER FINANCE-8.08%

Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05                                      4,400,000      4,620,440
------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes,
    7.25%, 05/01/06                             2,000,000      2,109,940
------------------------------------------------------------------------
    8.75%, 02/01/07                             1,100,000      1,221,352
------------------------------------------------------------------------
  Unsec. Notes,
  7.13%, 08/01/08                                 800,000        867,008
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

CONSUMER FINANCE-(CONTINUED)

Ford Motor Credit Co.,
  Notes, 6.75%, 05/15/05                        2,100,000      2,165,709
------------------------------------------------------------------------
  Unsec. Global Notes,
    6.88%, 02/01/06                            $  400,000   $    419,972
------------------------------------------------------------------------
    7.50%, 03/15/05                             2,800,000      2,885,344
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05                 1,485,000      1,532,238
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 3.34%,
  03/04/05(b)                                   3,725,000      3,730,364
------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06                             1,600,000      1,624,720
------------------------------------------------------------------------
    7.50%, 07/15/05(c)                          2,800,000      2,918,048
------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05            1,900,000      1,936,632
------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(c)                                     750,000        785,587
========================================================================
                                                              26,817,354
========================================================================

DIVERSIFIED BANKS-6.48%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $2,232,040)(a)(d)              2,000,000      2,156,276
------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(d)                          800,000        864,264
------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $776,335)(a)(e)        700,000        729,407
------------------------------------------------------------------------
Bankers Trust Corp., Unsec. Sub. Notes,
  8.25%, 05/01/05                               1,200,000      1,251,924
------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Notes, 11.50%, 04/01/10 (Acquired 07/01/04;
  Cost $1,064,690)(a)(e)                        1,000,000      1,060,850
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Yankee Notes, 8.88%, 06/01/05          2,500,000      2,619,150
------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands)-Series E,
  Gtd. Medium Term Sub. Notes, 2.15%(d)         1,400,000      1,386,000
------------------------------------------------------------------------
Danske Bank A/S (Denmark), Sub. Notes, 6.38%,
  06/15/08 (Acquired 08/30/02; Cost
  $53,673)(a)                                      50,000         51,647
------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27                                 650,000        732,140
------------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                                900,000      1,025,208
------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07                               2,000,000      2,003,320
------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10                        6,250,000      6,593,750
------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $1,058,900)(a)(e)              1,000,000      1,056,640
========================================================================
                                                              21,530,576
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

DIVERSIFIED CAPITAL MARKETS-0.43%

JPMorgan Chase Bank, Sub. Notes, 7.00%,
  06/01/05                                     $1,371,000   $  1,421,357
========================================================================

ELECTRIC UTILITIES-4.60%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05          1,430,000      1,520,362
------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(f)                      2,000,000      2,161,420
------------------------------------------------------------------------
Hydro-Quebec (Canada)-Series B, Gtd. Medium
  Term Yankee Notes, 6.52%, 02/23/06(f)         1,150,000      1,210,168
------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                        1,740,000      1,838,641
------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series F, Sr.
  Unsec. Notes, 7.63%, 10/01/05                   756,098        797,388
------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Bonds, 2.30%, 04/03/06(b)       2,500,000      2,501,325
------------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07                 1,200,000      1,325,004
------------------------------------------------------------------------
Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  6.75%, 12/15/04 (Acquired 01/08/04; Cost
  $2,077,500)(a)(e)                             2,000,000      2,021,729
------------------------------------------------------------------------
Wisconsin Energy Corp., Sr. Unsec. Unsub.
  Notes, 5.50%, 12/01/08                          250,000        263,765
------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08                        1,600,000      1,640,483
========================================================================
                                                              15,280,285
========================================================================

ENVIRONMENTAL SERVICES-0.27%

Waste Management, Inc., Sr. Unsec. Notes,
  7.00%, 10/01/04                                 900,000        907,245
========================================================================

FOOD RETAIL-0.36%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05                                      1,200,000      1,194,324
========================================================================

GAS UTILITIES-2.23%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                         1,500,000      1,585,200
------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05                                      2,000,000      2,100,600
------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 8.00%, 03/15/05                   605,000        625,915
------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05                        3,000,000      3,101,520
========================================================================
                                                               7,413,235
========================================================================

HEALTH CARE FACILITIES-1.14%

HCA Inc.,
  Notes, 7.00%, 07/01/07                        1,000,000      1,063,600
------------------------------------------------------------------------
  Sr. Sub. Notes,
  6.91%, 06/15/05                               2,650,000      2,727,910
========================================================================
                                                               3,791,510
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------


HOMEBUILDING-2.89%

D.R. Horton Inc., Sr. Unsec. Gtd. Notes,
  7.50%, 12/01/07                              $1,415,000   $  1,549,425
------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                        3,350,000      3,705,770
------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05                                      1,500,000      1,574,190
------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10                        2,500,000      2,781,750
========================================================================
                                                               9,611,135
========================================================================

HYPERMARKETS & SUPER CENTERS-0.19%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                        600,000        628,608
========================================================================

INDUSTRIAL CONGLOMERATES-1.49%

Tyco International Group S.A. (Luxembourg),
  Unsec. Gtd. Unsub. Yankee Notes, 6.38%,
  06/15/05                                      2,950,000      3,047,143
------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $1,981,473)(a)(e)                             1,750,000      1,900,658
========================================================================
                                                               4,947,801
========================================================================

INTEGRATED OIL & GAS-0.22%

Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                                 700,000        719,579
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.15%

Sprint Capital Corp., Unsec. Gtd. Global
  Notes, 7.90%, 03/15/05                        1,800,000      1,862,946
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07                                      1,300,000      1,416,482
------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06                                 500,000        525,640
========================================================================
                                                               3,805,068
========================================================================

INVESTMENT BANKING & BROKERAGE-1.13%

Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03; Cost
  $2,008,062)(a)                                1,800,000      1,891,980
------------------------------------------------------------------------
Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                 125,000        133,034
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06          700,000        756,266
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B,
  Medium Term Notes,
  4.54%, 03/08/05                                 250,000        253,822
------------------------------------------------------------------------
  7.08%, 10/03/05                                 690,000        722,865
========================================================================
                                                               3,757,967
========================================================================

LIFE & HEALTH INSURANCE-0.93%

Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        500,000        527,100
------------------------------------------------------------------------


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
LIFE & HEALTH INSURANCE-(CONTINUED)

ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                              $2,340,000   $  2,571,169
========================================================================
                                                               3,098,269
========================================================================

MUNICIPALITIES-0.91%

Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB, 3.69%, 07/01/07(f)                   1,500,000      1,503,750
------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(f)(g)                                1,600,000      1,502,000
========================================================================
                                                               3,005,750
========================================================================

OIL & GAS DRILLING-0.64%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05                               2,070,000      2,131,872
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.50%

Kerr-McGee Corp., Unsec. Gtd. Global Notes,
  5.38%, 04/15/05                               1,630,000      1,656,161
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.55%

Bombardier Capital, Inc., Notes, 7.50%,
  08/15/04 (Acquired 04/13/04-06/02/04; Cost
  $2,535,145)(a)(e)                             2,500,000      2,503,250
------------------------------------------------------------------------
CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05                        1,000,000      1,052,580
------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%, 01/30/06       430,000        430,985
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07      3,200,000      3,411,936
------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09                               1,350,000      1,537,245
------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $2,881,124)(a)(e)    2,842,298      2,846,260
========================================================================
                                                              11,782,256
========================================================================

PACKAGED FOODS & MEATS-0.62%

Nabisco Inc., Putable Notes, 6.38%, 02/01/05    2,000,000      2,048,360
========================================================================

PROPERTY & CASUALTY INSURANCE-0.61%

Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $2,099,800)(a)(e)                        2,000,000      2,014,940
========================================================================

PUBLISHING-0.31%

News America Holdings, Sr. Gtd. Notes, 8.50%,
  02/15/05                                      1,000,000      1,030,490
========================================================================

REAL ESTATE-1.69%

Developers Diversified Realty Corp., Sr.
  Medium Term Notes, 6.84%, 12/16/04              435,000        441,673
------------------------------------------------------------------------
EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                      1,550,000      1,676,992
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

REAL ESTATE-(CONTINUED)

HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05                              $  100,000   $    102,380
------------------------------------------------------------------------
JDN Realty Corp., Unsec. Unsub. Notes, 6.80%,
  08/01/04                                        850,000        849,966
------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05                               2,430,000      2,542,825
========================================================================
                                                               5,613,836
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.32%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06                                      1,000,000      1,050,210
========================================================================

REGIONAL BANKS-2.19%

Popular, Inc., Unsec. Sub. Notes, 6.75%,
  12/15/05                                      1,000,000      1,048,690
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.25%(d)(h)                            6,250,000      6,231,038
========================================================================
                                                               7,279,728
========================================================================

RESTAURANTS-0.88%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                      2,700,000      2,924,640
========================================================================

SOVEREIGN DEBT-1.73%

Export-Import Bank of Korea (The) (South
  Korea), Unsec. Global Notes, 6.50%,
  11/15/06                                      2,000,000      2,129,040
------------------------------------------------------------------------
Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                         75,000         78,390
------------------------------------------------------------------------
Russian Federation (Russia), Unsec. Unsub.
  Euro Bonds-REGS,
  8.75%, 07/24/05 (Acquired 05/14/04; Cost
  $2,113,000)(a)                                2,000,000      2,104,388
------------------------------------------------------------------------
  10.00%, 06/26/07 (Acquired
  05/14/04-05/18/04; Cost $1,440,281)(a)        1,275,000      1,436,197
========================================================================
                                                               5,748,015
========================================================================

THRIFTS & MORTGAGE FINANCE-1.40%

Sovereign Bancorp, Inc., Sr. Unsec. Notes,
  10.50%, 11/15/06                              1,760,000      2,015,957
------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                        2,500,000      2,624,150
========================================================================
                                                               4,640,107
========================================================================

TOBACCO-0.61%

Altria Group, Inc.,
  Notes, 7.13%, 10/01/04                          480,000        484,200
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                 1,500,000      1,550,595
========================================================================
                                                               2,034,795
========================================================================

TRUCKING-2.23%

Hertz Corp. (The),
  Floating Rate Global Notes, 1.77%,
  08/13/04(b)                                   3,985,000      3,983,207
------------------------------------------------------------------------
  Sr. Global Notes, 8.25%, 06/01/05               700,000        729,393
------------------------------------------------------------------------


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
TRUCKING-(CONTINUED)

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08                              $2,400,000   $  2,690,184
========================================================================
                                                               7,402,784
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.75%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                4,145,000      4,651,229
------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                       1,000,000      1,149,190
========================================================================
                                                               5,800,419
========================================================================
    Total Bonds & Notes (Cost $197,821,204)                  196,483,453
========================================================================

U.S. MORTGAGE-BACKED SECURITIES-34.13%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-7.48%

Pass Through Ctfs.,
  8.00%, 11/20/12                               1,178,403      1,255,306
------------------------------------------------------------------------
  9.00%, 05/01/15                                 965,661      1,050,594
------------------------------------------------------------------------
  7.50%, 06/01/16 to 09/01/29                   5,019,989      5,374,577
------------------------------------------------------------------------
  7.00%, 12/01/16 to 01/01/33                   5,085,408      5,409,595
------------------------------------------------------------------------
  6.00%, 02/01/17 to 03/01/23                   6,363,384      6,571,879
------------------------------------------------------------------------
  8.50%, 02/01/19 to 08/17/26                   4,682,448      5,173,268
========================================================================
                                                              24,835,219
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-15.19%

Pass Through Ctfs.,
  7.50%, 02/01/15 to 02/01/31                   4,907,105      5,250,345
------------------------------------------------------------------------
  7.00%, 04/01/15 to 12/01/33                  24,705,041     26,207,680
------------------------------------------------------------------------
  8.50%, 09/01/15 to 07/01/30                   2,158,290      2,373,004
------------------------------------------------------------------------
  6.50%, 11/01/16 to 07/01/31                   3,654,279      3,848,290
------------------------------------------------------------------------
  8.00%, 09/01/17 to 12/01/32                   9,940,672     10,789,141
------------------------------------------------------------------------
  9.00%, 02/01/21                                 182,323        204,805
------------------------------------------------------------------------
  10.00%, 05/01/26                              1,518,503      1,758,777
========================================================================
                                                              50,432,042
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-11.46%

Pass Through Ctfs.,
  6.50%, 10/15/13 to 02/15/34                  11,519,826     12,120,789
------------------------------------------------------------------------
  7.00%, 05/15/17 to 06/15/32                   8,786,238      9,372,271
------------------------------------------------------------------------
  6.00%, 06/15/18 to 07/15/33                   7,641,697      7,913,518
------------------------------------------------------------------------
  7.75%, 09/15/19 to 02/15/21                     937,075      1,024,548
------------------------------------------------------------------------
  7.50%, 06/15/23 to 07/15/32                   5,657,953      6,114,539
------------------------------------------------------------------------
  8.50%, 07/20/27                                 594,264        650,479
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

Pass Through Ctfs.,
  8.00%, 10/15/30                              $  770,944   $    863,333
========================================================================
                                                              38,059,477
========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $111,152,101)                                    113,326,738
========================================================================

ASSET-BACKED SECURITIES-2.69%

ASSET-BACKED SECURITIES-CONSUMER
  RECEIVABLES-0.77%

Pacific Coast CDO Ltd. (Cayman Islands)-
  Series 1A, Class A, Floating Rate Bond,
  2.09%, 10/25/36 (Acquired
  03/24/04-05/26/04; Cost
  $2,558,608)(a)(b)(e)                          2,583,365      2,557,532
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.92%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  10/03/02-07/15/04; Cost $4,970,369)(a)        4,662,185      4,840,905
------------------------------------------------------------------------
Yorkshire Power Pass Through Trust (Cayman
  Islands)-Series 2000-1, Pass Through Ctfs.,
  8.25%, 02/15/05 (Acquired
  09/22/03-11/12/03; Cost $1,604,630)(a)(e)     1,500,000      1,540,481
========================================================================
                                                               6,381,386
========================================================================
    Total Asset-Backed Securities (Cost
      $8,950,171)                                              8,938,918
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-0.60%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.60%

Unsec. Floating Rate Global Notes,
  3.43%, 02/17/09 (Cost $2,000,000)(i)          2,000,000      1,997,960
========================================================================

                                                 SHARES

PREFERRED STOCKS-2.41%

INTEGRATED OIL & GAS-1.03%

Shell Frontier Oil & Gas Inc.,
  Series A, 2.38% Floating Rate Pfd.(b)                24      2,400,000
------------------------------------------------------------------------
  Series C, 2.38% Floating Rate Pfd.(b)                10      1,000,000
========================================================================
                                                               3,400,000
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.66%

Zurich RegCaPS Funding Trust III, 1.71%
  Floating Rate Pfd. (Acquired
  03/17/04-06/03/04; Cost
  $2,182,761)(a)(b)(e)                              2,250      2,193,750
========================================================================

THRIFTS & MORTGAGE FINANCE-0.72%

Fannie Mae-Series K, 3.00% Pfd.                    47,500      2,401,719
========================================================================
    Total Preferred Stocks (Cost $7,967,261)                   7,995,469
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
MONEY MARKET FUNDS-0.03%

Liquid Assets Portfolio-Institutional
  Class(j)                                         43,711   $     43,711
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(j)        43,711         43,711
========================================================================
    Total Money Market Funds (Cost $87,422)                       87,422
========================================================================
TOTAL INVESTMENTS-99.03% (Cost $327,978,159)                 328,829,960
========================================================================
OTHER ASSETS LESS LIABILITIES-0.97%                            3,207,548
========================================================================
NET ASSETS-100.00%                                          $332,037,508
________________________________________________________________________
========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2004 was $34,520,125, which represented 10.40% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Interest rate is redetermined quarterly. Rate shown is rate in effect on July 31, 2004.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 7.
(d) Perpetual bond with no specified maturity date.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at July 31, 2004 was $20,425,497, which represented 6.15% of the Fund's net assets.
(f) Principal and interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co. or MBIA Insurance Corp.
(g) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on July 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(h) Interest rate is redetermined semi-annually. Rate shown is rate in effect on July 31, 2004.
(i) Interest rate is redetermined monthly. Rate shown is rate in effect on July 31, 2004.
(j) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $327,890,737)                                $328,742,538
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $87,422)                                     87,422
===========================================================
    Total investments (cost $327,978,159)       328,829,960
===========================================================
Receivables for:
  Variation margin                                   59,537
-----------------------------------------------------------
  Fund shares sold                                1,494,278
-----------------------------------------------------------
  Dividends and interest                          4,019,374
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   11,199
-----------------------------------------------------------
Other assets                                         89,450
===========================================================
    Total assets                                334,503,798
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          2,276,456
-----------------------------------------------------------
  Dividends                                          90,328
-----------------------------------------------------------
  Deferred compensation and retirement plans         14,195
-----------------------------------------------------------
Accrued distribution fees                            60,108
-----------------------------------------------------------
Accrued trustees' fees                                1,362
-----------------------------------------------------------
Accrued transfer agent fees                           8,353
-----------------------------------------------------------
Accrued operating expenses                           15,488
===========================================================
    Total liabilities                             2,466,290
===========================================================
Net assets applicable to shares outstanding    $332,037,508
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $334,333,632
-----------------------------------------------------------
Undistributed net investment income                  56,977
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts    (3,356,437)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                1,003,336
===========================================================
                                               $332,037,508
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $  6,971,434
___________________________________________________________
===========================================================
Class C                                        $318,281,581
___________________________________________________________
===========================================================
Class R                                        $     11,395
___________________________________________________________
===========================================================
Institutional Class                            $  6,773,098
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                             696,139
___________________________________________________________
===========================================================
Class C                                          31,805,411
___________________________________________________________
===========================================================
Class R                                               1,137
___________________________________________________________
===========================================================
Institutional Class                                 676,477
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.01
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.01 divided
      by 97.50%)                               $      10.27
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.01
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      10.02
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.01
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 9,552,873
-------------------------------------------------------------------------
Dividends                                                           4,075
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       28,728
=========================================================================
    Total investment income                                     9,585,676
=========================================================================

EXPENSES:

Advisory fees                                                   1,384,347
-------------------------------------------------------------------------
Administrative services fees                                       87,141
-------------------------------------------------------------------------
Custodian fees                                                     53,708
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                           3,033
-------------------------------------------------------------------------
  Class C                                                       3,445,122
-------------------------------------------------------------------------
  Class R                                                              13
-------------------------------------------------------------------------
Transfer agent fees -- Class A, C and R                           292,113
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            595
-------------------------------------------------------------------------
Trustees' and retirement fees                                      16,060
-------------------------------------------------------------------------
Other                                                             288,397
=========================================================================
    Total expenses                                              5,570,529
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                 (1,421,947)
=========================================================================
    Net expenses                                                4,148,582
=========================================================================
Net investment income                                           5,437,094
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         1,594,879
-------------------------------------------------------------------------
  Futures contracts                                              (634,653)
=========================================================================
                                                                  960,226
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         1,268,404
-------------------------------------------------------------------------
  Futures contracts                                               151,535
=========================================================================
                                                                1,419,939
=========================================================================
Net gain from investment securities and futures contracts       2,380,165
=========================================================================
Net increase in net assets resulting from operations          $ 7,817,259
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended July 31, 2004 and the period August 30, 2002
(date operations commenced) through July 31, 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  5,437,094    $  1,922,542
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                      960,226         722,466
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                  1,419,939        (416,603)
==========================================================================================
    Net increase in net assets resulting from operations         7,817,259       2,228,405
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (22,084)             --
------------------------------------------------------------------------------------------
  Class C                                                       (8,645,314)     (3,757,098)
------------------------------------------------------------------------------------------
  Class R                                                              (63)             --
------------------------------------------------------------------------------------------
  Institutional Class                                              (20,032)             --
==========================================================================================
  Total distributions from net investment income                (8,687,493)     (3,757,098)
==========================================================================================
Return of capital -- Class C                                            --         (68,668)
==========================================================================================
  Decrease in net assets resulting from distributions           (8,687,493)     (3,825,766)
==========================================================================================
Share transactions-net:
  Class A                                                        6,952,088              --
------------------------------------------------------------------------------------------
  Class C                                                      (18,290,840)    339,077,343
------------------------------------------------------------------------------------------
  Class R                                                           11,404              --
------------------------------------------------------------------------------------------
  Institutional Class                                            6,755,108              --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (4,572,240)    339,077,343
==========================================================================================
    Net increase (decrease) in net assets                       (5,442,474)    337,479,982
==========================================================================================

NET ASSETS:

  Beginning of year                                            337,479,982              --
==========================================================================================
  End of year (including undistributed net investment income
    of $56,977 and $(4,438) for 2004 and 2003, respectively)  $332,037,508    $337,479,982
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Short Term Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with the preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% of the Fund's average daily net assets. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) on Class A, Class C, Class R and Institutional Class shares to 0.95%, 1.60%, 1.10% and 0.60%, respectively through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $837.

    For the period ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $35,668 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $87,141 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $156,556 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class C, Class R and Institutional Cass shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the Fund's average daily net assets of Class C shares and 0.50% of the Fund's average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has contractually agreed to waive 0.10% and 0.40% of the Rule 12b-1 plan fees on Class A and Class C shares, respectively. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class C and Class R shares paid $2,167, $2,067,073 and $13 after AIM Distributors waived plan fees of $866 and $1,378,049 for Class A and Class C shares, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2004, AIM Distributors advised the Fund that it retained $3,646 in front-end sales commissions from the sale of Class A shares and $0, $4,233 and $0 from Class A, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               07/31/03          AT COST          FROM SALES       (DEPRECIATION)      07/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $322,088        $ 91,618,782      $ (91,897,159)       $    --           $43,711        $14,390       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             322,088          91,618,782        (91,897,159)            --            43,711         14,338            --
==================================================================================================================================
  Total            $644,176        $183,237,564      $(183,794,318)       $    --           $87,422        $28,728       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $4,097 and credits in custodian fees of $2,430 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $6,527.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $4,584 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FUTURES CONTRACTS

On July 31, 2004, $900,000 principal amount of U.S. corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                         OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                               NO. OF        MONTH/         MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                       46       Dec-04/Long    $11,228,600       $(41,630)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                       196       Sep-04/Long     41,380,500        193,165
=======================================================================================================================
                                                                                          $52,609,100       $151,535
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended July 31, 2004 and the period August 30, 2002 (date operations commenced) through July 31, 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $8,687,493    $3,757,098
--------------------------------------------------------------------------------------
Return of capital                                                     --        68,668
======================================================================================
Total distributions                                           $8,687,493    $3,825,766
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $     66,106
--------------------------------------------------------------------------
Unrealized appreciation investments                                851,579
--------------------------------------------------------------------------
Temporary book/tax differences                                      (9,129)
--------------------------------------------------------------------------
Capital loss carryforward                                       (1,808,172)
--------------------------------------------------------------------------
Post-October capital loss deferral                              (1,396,508)
--------------------------------------------------------------------------
Shares of beneficial interest                                  334,333,632
==========================================================================
Total net assets                                              $332,037,508
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and the realization of gains on certain futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                  CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD*
-------------------------------------------------------------------------------
July 31, 2011                                                      $   20,292
-------------------------------------------------------------------------------
July 31, 2012                                                       1,787,880
===============================================================================
Total capital loss carryforward                                    $1,808,172
_______________________________________________________________________________
===============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004, was $465,629,338 and $468,873,974, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 2,832,664
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,981,085)
===============================================================================
Net unrealized appreciation of investment securities               $   851,579
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $327,978,381.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities on July 31, 2004, undistributed net investment income (loss) was increased by $3,311,814 and undistributed net realized gain (loss) was decreased by $3,311,814. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    AUGUST 30, 2002
                                                                                                    (DATE OPERATIONS
                                                                       YEAR ENDED                    COMMENCED) TO
                                                                     JULY 31, 2004                   JULY 31, 2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A(a)                                                      743,963    $   7,430,672             --    $          --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      35,091,467      352,966,553     50,609,851      509,493,749
--------------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                        1,131           11,341             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                          675,095        6,741,273             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A(a)                                                        1,921           19,226             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         715,503        7,192,526        317,302        3,197,003
--------------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                            6               63             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                            2,002           20,025             --               --
==========================================================================================================================
Reacquired:
  Class A(a)                                                      (49,745)        (497,810)            --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (37,689,480)    (378,449,919)   (17,239,232)    (173,613,409)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                             (620)          (6,190)            --               --
==========================================================================================================================
                                                                 (508,757)   $  (4,572,240)    33,687,921    $ 339,077,343
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Class A, Class R and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                   CLASS A
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.03
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.05(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             (0.00)
==============================================================================
    Total from investment operations                                  0.05
==============================================================================
Less distributions from net investment income                        (0.07)
==============================================================================
Net asset value, end of period                                      $10.01
______________________________________________________________________________
==============================================================================
Total return(b)                                                       0.46%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $6,971
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      0.85%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   0.96%(c)
==============================================================================
Ratio of net investment income to average net assets                  1.92%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                             126%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,409,883.
(d)  Not annualized for periods less than one year.

                                                                           CLASS C
                                                              ---------------------------------
                                                                               AUGUST 30, 2002
                                                                               (DATE OPERATIONS
                                                              YEAR ENDED        COMMENCED) TO
                                                               JULY 31,            JULY 31,
                                                                 2004                2003
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.02            $  10.01
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.16(a)             0.12(a)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.08                0.14
===============================================================================================
    Total from investment operations                               0.24                0.26
===============================================================================================
Less distributions:
  Dividends from net investment income                            (0.25)              (0.25)
-----------------------------------------------------------------------------------------------
  Return of capital                                                  --               (0.00)
===============================================================================================
    Total distributions                                           (0.25)              (0.25)
===============================================================================================
Net asset value, end of period                                 $  10.01            $  10.02
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                    2.44%               2.58%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $318,282            $337,480
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.20%(c)            1.20%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.61%(c)            1.60%(d)
===============================================================================================
Ratio of net investment income to average net assets               1.57%(c)            1.28%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                          126%                 88%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $344,512,156.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JULY 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.03
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.04(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.01
==============================================================================
    Total from investment operations                                  0.05
==============================================================================
Less distributions from net investment income                        (0.06)
==============================================================================
Net asset value, end of period                                      $10.02
______________________________________________________________________________
==============================================================================
Total return(b)                                                       0.49%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   11
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.10%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.11%(c)
==============================================================================
Ratio of net investment income to average net assets                  1.67%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                             126%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $10,520.
(d)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.03
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.05(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               (0.00)
===================================================================================
    Total from investment operations                                    0.05
===================================================================================
Less distributions from net investment income                          (0.07)
===================================================================================
Net asset value, end of period                                        $10.01
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         0.52%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $6,773
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        0.60%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.61%(c)
===================================================================================
Ratio of net investment income to average net assets                    2.17%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                               126%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.

(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(c) Ratios are annualized and based on average daily net assets of $2,775,943.

(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Total Return Bond Fund and the Board of Trustees of AIM Investment Securities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Total Return Bond Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Total Return Bond Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
September 17, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2004


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-50.34%

ADVERTISING-0.25%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05                $250,000    $    257,556
=======================================================================

AEROSPACE & DEFENSE-0.24%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                        225,000         248,978
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.21%

Bank of New York Institutional Capital Trust-
  Series A, Bonds, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $238,542)(a)                   200,000         215,098
=======================================================================

AUTOMOBILE MANUFACTURERS-0.69%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04       700,000         703,542
=======================================================================

BROADCASTING & CABLE TV-4.13%

Comcast Corp., Sr. Sub. Deb., 10.63%,
  07/15/12                                      200,000         253,052
-----------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05                               500,000         533,840
-----------------------------------------------------------------------
  9.50%, 08/01/13                              1,000,000      1,115,400
-----------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05                               100,000         103,606
-----------------------------------------------------------------------
  7.50%, 08/15/04                               350,000         350,602
-----------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                      125,000         131,394
-----------------------------------------------------------------------
Rogers Cablesystems Ltd. (Canada)-Series B,
  Sr. Sec. Second Priority Yankee Notes,
  10.00%, 03/15/05                              300,000         313,500
-----------------------------------------------------------------------
TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05                               350,000         360,738
-----------------------------------------------------------------------
TCI Communications, Inc., Sr. Notes, 8.65%,
  09/15/04                                      200,000         201,410
-----------------------------------------------------------------------
Time Warner Cos., Inc., Sr. Unsec. Gtd. Deb.,
  7.57%, 02/01/24                               200,000         215,572
-----------------------------------------------------------------------
Time Warner Cos., Inc., Unsec. Deb., 9.15%,
  02/01/23                                      350,000         435,246
-----------------------------------------------------------------------
Time Warner Cos., Inc., Unsec. Notes,
  7.75%, 06/15/05                               200,000         208,642
=======================================================================
                                                              4,223,002
=======================================================================

COMMUNICATIONS EQUIPMENT-0.45%

News America Holdings, Sr. Gtd. Notes,
  8.50%, 02/15/05                               450,000         463,720
=======================================================================

COMPUTER HARDWARE-0.39%

Sun Microsystems, Inc., Sr. Unsec. Notes,
  7.35%, 08/15/04                               400,000         400,600
=======================================================================

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------


CONSUMER FINANCE-7.11%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                        $100,000    $    113,061
-----------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05                                      250,000         262,525
-----------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes,
  7.25%, 05/01/06                               525,000         553,859
-----------------------------------------------------------------------
  8.75%, 02/01/07                               350,000         388,612
-----------------------------------------------------------------------
Capital One Financial Corp., Unsec. Notes,
  7.13%, 08/01/08                               175,000         189,658
-----------------------------------------------------------------------
Ford Motor Credit Co., Floating Rate Global
  Notes, 3.54%, 10/25/04(b)                     700,000         700,868
-----------------------------------------------------------------------
Ford Motor Credit Co., Notes, 6.75%, 05/15/05   100,000         103,129
-----------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Global Notes,
  6.50%, 01/25/07                               150,000         158,139
-----------------------------------------------------------------------
  6.88%, 02/01/06                               300,000         314,979
-----------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Global Notes,
  7.50%, 03/15/05                               300,000         309,144
-----------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Notes, 7.75%,
  03/15/05                                      500,000         515,905
-----------------------------------------------------------------------
General Motors Acceptance Corp., Floating
  Rate Medium Term Notes, 3.34%, 03/04/05(b)   1,600,000      1,602,304
-----------------------------------------------------------------------
General Motors Acceptance Corp., Global
  Notes,
  4.50%, 07/15/06                               175,000         177,704
-----------------------------------------------------------------------
  7.50%, 07/15/05                               150,000         156,324
-----------------------------------------------------------------------
General Motors Acceptance Corp., Medium Term
  Notes,
  4.15%, 02/07/05                               180,000         181,449
-----------------------------------------------------------------------
  5.25%, 05/16/05                               275,000         280,302
-----------------------------------------------------------------------
General Motors Acceptance Corp., Unsec.
  Unsub. Global Notes, 6.75%, 01/15/06(c)       450,000         471,352
-----------------------------------------------------------------------
General Motors Acceptance Corp., Floating
  Rate Medium Term Notes, 3.16%, 05/19/05(b)    300,000         300,666
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Medium Term Notes,
  6.60%, 11/22/04                                60,000          60,580
-----------------------------------------------------------------------
  6.75%, 11/04/04                                30,000          30,328
-----------------------------------------------------------------------
  7.00%, 10/25/04                               340,000         342,761
-----------------------------------------------------------------------
General Motors Acceptance Corp., Notes,
  5.65%, 11/15/04                                50,000          50,327
=======================================================================
                                                              7,263,976
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.45%

Electronic Data Systems Corp., Unsec. Unsub.
  Global Notes, 6.85%, 10/15/04                 450,000         453,937
=======================================================================


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

DIVERSIFIED BANKS-5.29%

AB Spintab (Sweden), Bonds, 7.50%, (Acquired
  02/12/04; Cost $133,922)(a)(d)               $120,000    $    129,377
-----------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(d)                        100,000         108,033
-----------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $83,179)(a)(e)        75,000          78,151
-----------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $98,375)(a)(e)                 100,000          95,547
-----------------------------------------------------------------------
BankAmerica Corp., Unsec. Sub. Notes,
  7.13%, 03/01/09                               125,000         140,411
-----------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 1.97%, 06/08/28(b)                250,000         243,902
-----------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $209,209)(a)(d)                               170,000         203,243
-----------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $379,629)(a)(e)                               300,000         340,845
-----------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $479,111)(a)(e)      450,000         477,382
-----------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Yankee Notes, 8.88%, 06/01/05          500,000         523,830
-----------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Medium
  Term Sub. Euro Notes, 2.15%(d)(f)             300,000         297,000
-----------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $200,000)(a)(d)                               200,000         201,936
-----------------------------------------------------------------------
Danske Bank A/S (Denmark), Sub. Notes,
  6.38%, 06/15/08 (Acquired 08/30/02; Cost
  $107,346)(a)                                  100,000         103,294
-----------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27                               160,000         180,219
-----------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                              250,000         284,780
-----------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61%, (Acquired 11/05/03; Cost
  $74,602)(a)(d)                                 80,000          74,071
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.19%(d)(f)                                   300,000         262,379
-----------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 1.31%, 08/29/87                70,000          60,221
-----------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 1.38%(d)(f)                  100,000          86,490
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                         160,000         199,989
-----------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(d)             75,000          70,096
-----------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07                               450,000         450,747
-----------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10                        300,000         316,500
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

DIVERSIFIED BANKS-(CONTINUED)

Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $476,505)(a)(e)               $450,000    $    475,488
=======================================================================
                                                              5,403,931
=======================================================================

DIVERSIFIED CAPITAL MARKETS-0.78%

JPMorgan Chase Bank, Sub. Notes, 7.00%,
  06/01/05                                      250,000         259,182
-----------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(d)                               450,000         538,996
=======================================================================
                                                                798,178
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.53%

Erac USA Finance Co., Notes, 6.63%, 02/15/05
  (Acquired 07/21/04; Cost $547,487)(a)(e)      535,000         546,395
=======================================================================

ELECTRIC UTILITIES-3.05%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05           50,000          53,159
-----------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                               500,000         501,485
-----------------------------------------------------------------------
Consolidated Edison Co. of New York-Series
  96A, Unsec. Deb., 7.75%, 06/01/26(g)          250,000         270,177
-----------------------------------------------------------------------
Dominion Resources, Inc.-Series E, Sr. Unsec.
  Unsub. Notes, 7.82%, 09/15/04                 200,000         201,460
-----------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                        650,000         686,848
-----------------------------------------------------------------------
PG&E Corp., First Mortgage Floating Rate
  Notes, 2.30%, 04/03/06(b)                     250,000         250,132
-----------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07                 350,000         386,459
-----------------------------------------------------------------------
Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  6.75%, 12/15/04 (Acquired 01/08/04; Cost
  $259,688)(a)(e)                               250,000         252,716
-----------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08                        500,000         512,651
=======================================================================
                                                              3,115,087
=======================================================================

ENVIRONMENTAL SERVICES-0.49%

Waste Management, Inc., Sr. Unsec. Notes,
  7.00%, 10/01/04                               500,000         504,025
=======================================================================

FOOD RETAIL-0.12%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05                                      125,000         124,409
=======================================================================

GAS UTILITIES-1.43%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                         250,000         264,200
-----------------------------------------------------------------------
Columbia Energy Group-Series C, Notes,
  6.80%, 11/28/05                               250,000         262,575
-----------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 8.00%, 03/15/05                 400,000         413,828
-----------------------------------------------------------------------


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
GAS UTILITIES-(CONTINUED)

NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05                       $500,000    $    516,920
=======================================================================
                                                              1,457,523
=======================================================================

HEALTH CARE FACILITIES-0.72%

HCA Inc., Notes, 7.00%, 07/01/07                300,000         319,080
-----------------------------------------------------------------------
HCA Inc., Sr. Sub. Notes, 6.91%, 06/15/05       400,000         411,760
=======================================================================
                                                                730,840
=======================================================================

HOMEBUILDING-1.72%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11                                      300,000         334,500
-----------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                        400,000         442,480
-----------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes,
  7.30%, 10/24/05                               200,000         209,892
-----------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10                        400,000         445,080
-----------------------------------------------------------------------
Schuler Homes, Inc., Sr. Unsec. Gtd. Global
  Notes, 9.38%, 07/15/09                        300,000         329,250
=======================================================================
                                                              1,761,202
=======================================================================

HOUSEWARES & SPECIALTIES-0.36%

American Greetings Corp., Unsec. Putable
  Notes, 6.10%, 08/01/08                        350,000         365,155
=======================================================================

HYPERMARKETS & SUPER CENTERS-0.13%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                      125,000         130,960
=======================================================================

INDUSTRIAL CONGLOMERATES-0.51%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05                                      400,000         413,172
-----------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $113,227)(a)(e)                               100,000         108,609
=======================================================================
                                                                521,781
=======================================================================

INTEGRATED OIL & GAS-0.79%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33                                      400,000         407,236
-----------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%, 03/15/28    100,000         108,871
-----------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                               250,000         256,993
-----------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                30,000          31,350
=======================================================================
                                                                804,450
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.06%

Carolina Telephone & Telegraph Co., Deb.,
  7.25%, 12/15/04                                25,000          25,401
-----------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31                 175,000         223,181
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06                       $250,000    $    264,258
-----------------------------------------------------------------------
Sprint Capital Corp., Unsec. Gtd. Global
  Notes, 7.90%, 03/15/05                        450,000         465,737
-----------------------------------------------------------------------
Sprint Corp., Deb. 9.25%, 04/15/22               75,000          92,984
-----------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                               400,000         435,841
-----------------------------------------------------------------------
  8.00%, 06/01/11                                75,000          86,671
-----------------------------------------------------------------------
Verizon California, Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(g)                      100,000         101,979
-----------------------------------------------------------------------
Verizon Communications, Inc., Unsec. Deb.,
  6.94%, 04/15/28                                50,000          51,532
-----------------------------------------------------------------------
  8.75%, 11/01/21                               125,000         154,126
-----------------------------------------------------------------------
Verizon New York Inc.-Series A, Sr. Unsec.
  Global Deb., 6.88%, 04/01/12                  100,000         108,469
-----------------------------------------------------------------------
Verizon Virginia, Inc.-Series A, Unsec.
  Global Deb., 4.63%, 03/15/13                  100,000          94,704
=======================================================================
                                                              2,104,883
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.82%

Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03; Cost
  $167,339)(a)                                  150,000         157,665
-----------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05                                      250,000         266,068
-----------------------------------------------------------------------
Lehman Brothers Inc., Sr. Unsec. Sub. Notes,
  7.63%, 06/01/06                               150,000         162,057
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                   250,000         253,823
=======================================================================
                                                                839,613
=======================================================================

LIFE & HEALTH INSURANCE-0.57%

Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                      120,000         126,504
-----------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04; Cost
  $355,113)(a)(g)                               300,000         342,111
-----------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                               100,000         109,879
=======================================================================
                                                                578,494
=======================================================================

MOVIES & ENTERTAINMENT-0.20%

Time Warner Cos., Inc., Notes, 7.98%,
  08/15/04                                      200,000         200,380
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.14%

Dominion Resources, Inc.-Series F, Sr. Unsec.
  Putable Notes, 5.25%, 08/01/15                 75,000          72,383
-----------------------------------------------------------------------


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER-(CONTINUED)

Duke Energy Corp., Unsec. Unsub. Floating
  Rate Notes, 1.95%, 01/15/05(b)               $ 70,000    $     69,996
=======================================================================
                                                                142,379
=======================================================================

MUNICIPALITIES-1.20%

Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series
  2003 B, 6.10%, 05/01/24(g)                    450,000         452,813
-----------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility
  Series 2004 RB,
  3.69%, 07/01/07(g)                            100,000         100,250
-----------------------------------------------------------------------
  4.21%, 07/01/08(g)                            125,000         125,781
-----------------------------------------------------------------------
  6.25%, 07/01/29(g)                            160,000         167,000
-----------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(g)(h)                                400,000         375,500
=======================================================================
                                                              1,221,344
=======================================================================

OIL & GAS DRILLING-0.10%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05                               100,000         102,989
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.62%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 8/20/03; Cost
  $147,662)(a)(e)                               142,463         138,651
-----------------------------------------------------------------------
Kerr-McGee Corp., Unsec. Gtd. Global Notes,
  5.38%, 04/15/05                               150,000         152,408
-----------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%, 12/15/14     325,000         341,933
=======================================================================
                                                                632,992
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.05%

Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $49,867)(a)(e)                  50,000          49,618
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.70%

Bombardier Capital, Inc., Notes, 7.50%,
  08/15/04 (Acquired 04/13/04-06/02/04; Cost
  $665,058)(a)(e)                               655,000         655,852
-----------------------------------------------------------------------
CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05                        175,000         184,202
-----------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%, 01/30/06      25,000          25,057
-----------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05                        400,000         418,504
-----------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(d)                                75,000          88,058
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $339,375)(a)(d)                              $300,000    $    344,964
-----------------------------------------------------------------------
Ohana Military Communities, LLC-Series A,
  Class I, Notes, 6.04%, 10/01/34                75,000          74,406
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands), Sr.
  Unsec. Global Notes, 8.02%, 05/15/07          275,000         293,213
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands)-Series
  1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                      100,000         113,870
-----------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $199,866)(a)(e)                          200,000         194,505
-----------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03; Cost $162,587)(a)(e)      144,903         164,517
-----------------------------------------------------------------------
XTRA, Inc.-Series C, Gtd. Medium Term Notes,
  7.70%, 11/02/04                               200,000         202,172
=======================================================================
                                                              2,759,320
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.64%

First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12                               225,000         252,272
-----------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-03/23/04; Cost $416,027)(a)(e)       400,000         402,988
=======================================================================
                                                                655,260
=======================================================================

REAL ESTATE-2.48%

Developers Diversified Realty Corp., Sr.
  Medium Term Notes, 6.84%, 12/16/04            500,000         507,670
-----------------------------------------------------------------------
Duke Realty L.P., Medium Term Notes, 7.14%,
  11/05/04                                      500,000         506,282
-----------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes,
  6.63%, 02/15/05                               350,000         357,343
-----------------------------------------------------------------------
EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                      350,000         378,676
-----------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05                               225,000         230,355
-----------------------------------------------------------------------
JDN Realty Corp., Unsec. Unsub. Notes,
  6.80%, 08/01/04                               500,000         499,980
-----------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05                                50,000          52,322
=======================================================================
                                                              2,532,628
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.10%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes,
  6.80%, 12/01/06                               100,000         105,021
=======================================================================

REGIONAL BANKS-2.34%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 2.86%, 03/01/34(b)       125,000         128,341
-----------------------------------------------------------------------


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08                              $500,000    $    499,365
-----------------------------------------------------------------------
KeyCorp, Unsec. Sub. Notes, 7.25%, 06/01/05     160,000         165,920
-----------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 1.88%, 06/01/28(b)                     125,000         117,983
-----------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09                               350,000         353,066
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.25%(d)(f)                           1,000,000        996,966
-----------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14                                      125,000         126,520
=======================================================================
                                                              2,388,161
=======================================================================

REINSURANCE-0.10%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.00%, 02/15/26                        100,000         106,335
=======================================================================

RESTAURANTS-0.08%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                       75,000          81,240
=======================================================================

SOVEREIGN DEBT-1.71%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                      100,000         104,521
-----------------------------------------------------------------------
Russian Federation (Russia), Unsec. Unsub.
  Disc. Bonds, 5.00%, 03/31/30 (Acquired
  05/18/04; Cost $270,188)(a)                   300,000         276,270
-----------------------------------------------------------------------
Russian Federation (Russia), Unsec. Unsub.
  Euro Bonds-REGS,
  8.75%, 07/24/05 (Acquired 05/14/04;
  Cost $475,425)(a)                             450,000         473,487
-----------------------------------------------------------------------
  10.00%, 06/26/07 (Acquired
  05/14/04-05/18/04; Cost $388,744)(a)          345,000         388,618
-----------------------------------------------------------------------
United Mexican States (Mexico), Global Notes,
  6.63%, 03/03/15                               150,000         152,490
-----------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes, 7.50%, 04/08/33     350,000         348,653
=======================================================================
                                                              1,744,039
=======================================================================

SPECIALTY CHEMICALS-0.49%

ICI Wilmington Inc., Gtd. Notes, 6.95%,
  09/15/04                                      500,000         502,300
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.86%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27                               100,000         113,979
-----------------------------------------------------------------------
Sovereign Bancorp, Inc., Sr. Unsec. Notes,
  10.50%, 11/15/06                              300,000         343,629
-----------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                        400,000         419,864
=======================================================================
                                                                877,472
=======================================================================

TOBACCO-0.25%

Altria Group, Inc., Notes, 7.13%, 10/01/04      100,000         100,875
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

TOBACCO-(CONTINUED)

Altria Group, Inc., Sr. Unsec. Notes,
  7.00%, 11/04/13                              $ 75,000    $     77,566
-----------------------------------------------------------------------
Altria Group, Inc., Unsec. Notes, 6.38%,
  02/01/06                                       75,000          77,530
=======================================================================
                                                                255,971
=======================================================================

TRUCKING-1.96%

Hertz Corp. (The), Floating Rate Global
  Notes, 1.77%, 08/13/04(b)                    1,000,000        999,550
-----------------------------------------------------------------------
Hertz Corp. (The), Sr. Global Notes, 8.25%,
  06/01/05                                      400,000         416,796
-----------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                               525,000         588,478
=======================================================================
                                                              2,004,824
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.03%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                525,000         589,118
-----------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                       400,000         459,676
=======================================================================
                                                              1,048,794
=======================================================================
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes (Cost
      $51,610,848)                                           51,428,402
=======================================================================

U.S. MORTGAGE-BACKED SECURITIES-27.56%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-7.14%

Pass Through Ctfs.,
  6.00%, 08/01/14 to 10/01/32                  2,133,011      2,212,244
-----------------------------------------------------------------------
  5.50%, 05/01/16 to 02/01/17                   228,623         235,582
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32                   826,600         870,941
-----------------------------------------------------------------------
  7.00%, 06/01/16 to 06/01/32                   261,058         276,562
-----------------------------------------------------------------------
  7.50%, 04/01/17 to 03/01/32                   311,154         333,900
-----------------------------------------------------------------------
  5.00%, 07/01/34                              2,500,000      2,438,393
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/15(i)                            921,000         927,885
=======================================================================
                                                              7,295,507
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-16.10%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                    66,992          71,695
-----------------------------------------------------------------------
  7.00%, 12/01/15 to 02/01/33                  1,283,091      1,357,448
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 10/01/32                  2,892,253      3,026,982
-----------------------------------------------------------------------
  6.00%, 01/01/17 to 12/01/33                  1,575,511      1,625,358
-----------------------------------------------------------------------
  5.50%, 09/01/17 to 03/01/34                  4,102,764      4,122,981
-----------------------------------------------------------------------
  5.00%, 03/01/18 to 10/01/18                  1,382,598      1,395,457
-----------------------------------------------------------------------
  8.00%, 08/01/21 to 04/01/32                   470,115         508,691
-----------------------------------------------------------------------


                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Pass Through Ctfs., TBA,
  5.50%, 08/01/19(i)                           $947,776    $    974,666
-----------------------------------------------------------------------
  6.00%, 09/01/32(i)                           1,372,000      1,409,982
-----------------------------------------------------------------------
  5.00%, 08/01/34(i)                           2,000,000      1,952,985
=======================================================================
                                                             16,446,245
=======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-4.32%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 05/15/32                   376,847         407,197
-----------------------------------------------------------------------
  8.50%, 02/15/25                                40,159          44,084
-----------------------------------------------------------------------
  8.00%, 08/15/25                                14,172          15,599
-----------------------------------------------------------------------
  7.00%, 04/15/28 to 03/15/33                   422,549         449,284
-----------------------------------------------------------------------
  6.00%, 11/15/28 to 02/15/33                  1,255,565      1,293,966
-----------------------------------------------------------------------
  6.50%, 01/15/29 to 12/15/33                  1,624,682      1,702,240
-----------------------------------------------------------------------
  5.50%, 12/15/33                               496,020         500,226
=======================================================================
                                                              4,412,596
=======================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $27,909,141)                                     28,154,348
=======================================================================

U.S. TREASURY SECURITIES-8.94%

U.S. TREASURY BILLS-3.11%

1.25%, 05/31/05(c)(j)                          1,000,000        994,297
-----------------------------------------------------------------------
1.50%, 07/31/05(j)                             2,200,000      2,188,313
=======================================================================
                                                              3,182,610
=======================================================================
U.S. TREASURY NOTES-1.35%

3.13%, 10/15/08                                 275,000         271,047
-----------------------------------------------------------------------
4.75%, 11/15/08                                 650,000         681,789
-----------------------------------------------------------------------
5.00%, 02/15/11                                 400,000         421,938
=======================================================================
                                                              1,374,774
=======================================================================

U.S. TREASURY BONDS-4.11%

7.25%, 05/15/16 to 08/15/22                    1,900,000      2,334,734
-----------------------------------------------------------------------
7.50%, 11/15/16                                1,500,000      1,870,078
=======================================================================
                                                              4,204,812
=======================================================================

U.S. TREASURY STRIPS-0.37%

5.98%, 11/15/23(k)                             1,100,000        377,437
=======================================================================
    Total U.S. Treasury Securities (Cost
      $9,156,827)                                             9,139,633
=======================================================================

ASSET-BACKED SECURITIES-2.44%

OTHER DIVERSIFIED FINANCIAL SERVICES-2.44%

Citicorp Lease-Series 1999-1, Class A1,
  Pass Through Ctfs., 7.22%, 06/15/05
  (Acquired 05/08/02-07/15/04; Cost
  $895,392)(a)                                  848,772         881,309
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Citicorp Lease-Series 1999-1, Class A2,
  Pass Through Ctfs., 8.04%, 12/15/19
  (Acquired 08/20/02; Cost $166,614)(a)        $150,000    $    173,015
-----------------------------------------------------------------------
Mangrove Bay, Pass Through Ctfs., 6.10%,
  07/15/33 (Acquired 07/13/04; Cost
  $298,242)(a)                                  300,000         299,201
-----------------------------------------------------------------------
Patrons' Legacy-Series 2004-I, Ctfs., 6.67%,
  02/04/17 (Acquired 4/30/04; Cost
  $500,000)(a)(e)                               500,000         500,312
-----------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $384,150)(a)(e)      378,973         379,501
-----------------------------------------------------------------------
Yorkshire Power Pass Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  06/19/03-09/22/03; Cost $270,870)(a)(e)       250,000         256,747
=======================================================================
                                                              2,490,085
=======================================================================
    Total Asset-Backed Securities (Cost
      $2,481,769)                                             2,490,085
=======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-2.06%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.51%

Unsec. Disc. Notes, 0%, 08/11/04 to 11/10/04   1,000,000        998,287
-----------------------------------------------------------------------
Unsec. Floating Rate Global Notes, 3.43%,
  02/17/09(l)                                   250,000         249,745
-----------------------------------------------------------------------
Unsec. Global Notes, 3.38%, 12/15/08            300,000         293,538
=======================================================================
                                                              1,541,570
=======================================================================

TENNESSEE VALLEY AUTHORITY-0.55%

Unsec. Bonds, 7.14%, 05/23/12                   500,000         566,535
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $2,092,961)                                       2,108,105
=======================================================================

                                                SHARES

PREFERRED STOCKS-1.36%

INTEGRATED OIL & GAS-0.49%

Shell Frontier Oil & Gas Inc.-Series A,
  2.38% Floating Rate Pfd.(b)                         5         500,000
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.48%

Zurich RegCaPS Funding Trust III, 1.71%
  Floating Rate Pfd. (Acquired 3/17/04; Cost
  $484,802)(a)(b)(d)(e)                             500         487,500
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.39%

Fannie Mae-Series K, 3.00% Pfd.                   8,000         404,500
=======================================================================
    Total Preferred Stocks (Cost $1,386,402)                  1,392,000
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-10.78%

Liquid Assets Portfolio-Institutional
  Class(m)                                     5,505,206   $  5,505,206
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(m)    5,505,206      5,505,206
=======================================================================
    Total Money Market Funds (Cost
      $11,010,412)                                           11,010,412
=======================================================================
TOTAL INVESTMENTS-103.48% (Cost $105,648,360)               105,722,985
=======================================================================
OTHER ASSETS LESS LIABILITIES-(3.48%)                        (3,554,997)
=======================================================================
NET ASSETS-100.00%                                         $102,167,988
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2004 was $9,868,983, which represented 9.66% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Interest rate is redetermined quarterly. Rate shown is rate in effect on July 31, 2004.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 8.
(d) Perpetual bond with no specified maturity date.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at July 31, 2004 was $5,605,324, which represented 5.49% of the Fund's net assets.
(f) Interest rate is redetermined semi-annually. Rate shown is rate in effect on July 31, 2004.
(g) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(h) Zero Coupon bond issued at a discount. The interest rate shown represents the current yield on July 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(i) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(j) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(l) Interest rate is redetermined monthly. Rate shown is rate in effect on July 31, 2004.
(m) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:

Investments, at market value (cost
  $94,637,948)                                 $ 94,712,573
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $11,010,412)                             11,010,412
===========================================================
    Total investments (cost $105,648,360)       105,722,985
___________________________________________________________
===========================================================
Receivables for:
  Investments sold                                  109,423
-----------------------------------------------------------
  Variation margin                                   83,959
-----------------------------------------------------------
  Fund shares sold                                  744,160
-----------------------------------------------------------
  Dividends and interest                          1,198,826
-----------------------------------------------------------
  Amount due from advisor                            55,426
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    8,954
-----------------------------------------------------------
Other assets                                         60,223
===========================================================
    Total assets                                107,983,956
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           5,257,024
-----------------------------------------------------------
  Fund shares reacquired                            238,352
-----------------------------------------------------------
  Dividends                                          17,059
-----------------------------------------------------------
  Deferred compensation and retirement plans          9,528
-----------------------------------------------------------
Accrued distribution fees                            51,210
-----------------------------------------------------------
Accrued trustees' fees                                  978
-----------------------------------------------------------
Accrued transfer agent fees                         217,521
-----------------------------------------------------------
Accrued operating expenses                           24,296
===========================================================
    Total liabilities                             5,815,968
===========================================================
Net assets applicable to shares outstanding    $102,167,988
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $101,722,922
-----------------------------------------------------------
Undistributed net investment income                  (8,256)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and futures contracts        90,092
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                  363,230
===========================================================
                                               $102,167,988
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 35,948,270
___________________________________________________________
===========================================================
Class B                                        $ 44,047,362
___________________________________________________________
===========================================================
Class C                                        $  8,649,074
___________________________________________________________
===========================================================
Class R                                        $    107,922
___________________________________________________________
===========================================================
Institutional Class                            $ 13,415,360
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           3,439,815
___________________________________________________________
===========================================================
Class B                                           4,214,876
___________________________________________________________
===========================================================
Class C                                             827,743
___________________________________________________________
===========================================================
Class R                                              10,334
___________________________________________________________
===========================================================
Institutional Class                               1,283,261
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.45
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.45 divided by
      95.25%)                                  $      10.97
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      10.45
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.45
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      10.44
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.45
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2004

INVESTMENT INCOME:

Interest                                                      $3,404,296
------------------------------------------------------------------------
Dividends from affiliated money market funds                      30,361
========================================================================
    Total investment income                                    3,434,657
========================================================================

EXPENSES:

Advisory fees                                                    443,190
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    31,240
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        113,436
------------------------------------------------------------------------
  Class B                                                        459,917
------------------------------------------------------------------------
  Class C                                                         87,368
------------------------------------------------------------------------
  Class R                                                             48
------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       323,557
------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                         1,163
------------------------------------------------------------------------
Trustees' and retirement fees                                     11,798
------------------------------------------------------------------------
Other                                                            210,985
========================================================================
    Total expenses                                             1,732,702
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (441,850)
========================================================================
    Net expenses                                               1,290,852
========================================================================
Net investment income                                          2,143,805
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        1,159,742
------------------------------------------------------------------------
  Futures contracts                                             (415,834)
========================================================================
                                                                 743,908
========================================================================
Change in net unrealized appreciation of:
  Investment securities                                          954,446
------------------------------------------------------------------------
  Futures contracts                                              288,605
========================================================================
                                                               1,243,051
========================================================================
Net gain from investment securities and futures contracts      1,986,959
========================================================================
Net increase in net assets resulting from operations          $4,130,764
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2004 and 2003

                                                                    2004           2003
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                         $  2,143,805    $ 1,582,068
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                        743,908      1,445,148
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                    1,243,051     (1,022,343)
===========================================================================================
    Net increase in net assets resulting from operations           4,130,764      2,004,873
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (1,119,985)      (797,837)
-------------------------------------------------------------------------------------------
  Class B                                                         (1,252,383)    (1,033,094)
-------------------------------------------------------------------------------------------
  Class C                                                           (237,664)      (208,766)
-------------------------------------------------------------------------------------------
  Class R                                                               (263)            --
-------------------------------------------------------------------------------------------
  Institutional Class                                                (49,476)            --
===========================================================================================
    Total distributions from net investment income                (2,659,771)    (2,039,697)
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                           (275,772)       (29,369)
-------------------------------------------------------------------------------------------
  Class B                                                           (409,926)       (47,717)
-------------------------------------------------------------------------------------------
  Class C                                                            (73,816)        (8,496)
===========================================================================================
    Total distributions from net realized gains                     (759,514)       (85,582)
===========================================================================================
    Decrease in net assets resulting from distributions           (3,419,285)    (2,125,279)
===========================================================================================
Share transactions-net:
  Class A                                                          5,423,188     21,104,305
-------------------------------------------------------------------------------------------
  Class B                                                         (4,003,657)    33,005,431
-------------------------------------------------------------------------------------------
  Class C                                                           (562,735)     6,138,256
-------------------------------------------------------------------------------------------
  Class R                                                            107,444             --
-------------------------------------------------------------------------------------------
  Institutional Class                                             13,316,991             --
===========================================================================================
    Net increase in net assets resulting from share
     transactions                                                 14,281,231     60,247,992
===========================================================================================
    Net increase in net assets                                    14,992,710     60,127,586
===========================================================================================

NET ASSETS:

  Beginning of year                                               87,175,278     27,047,692
===========================================================================================
  End of year (including undistributed net investment income of $(8,256) and $(5,473) for 2004 and 2003,
    respectively)                                               $102,167,988    $87,175,278
___________________________________________________________________________________________
===========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Total Return Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve maximum total return consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $500 million of the Fund's average daily net assets, plus 0.45% on the next $500 million of the Fund's average daily net assets, plus 0.40% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.00%, 1.65%, 1.65%, 1.15% and 0.65%, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.25%, 1.90%, 1.90%, 1.40% and 0.90%, respectively, through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $386,506.

    For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $21,819 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended July 31, 2004, AISI retained $166,081 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has agreed to waive up to 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C and Class R shares paid $81,026, $459,917, $87,368 and $48, respectively after AIM Distributors waived Class A plan fees of $32,410.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2004, AIM Distributors advised the Fund that it retained $52,886 in front-end sales commissions from the sale of Class A shares and $55, $2,641, $2,323 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                        MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                      07/31/03        AT COST       FROM SALES     (DEPRECIATION)      07/31/04       INCOME     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional Class    $  750,113     $36,578,019    $(31,822,926)       $   --        $ 5,505,206     $15,181       $   --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class       750,113      36,578,019     (31,822,926)           --          5,505,206      15,180           --
================================================================================================================================
    Total                $1,500,226     $73,156,038    $(63,645,852)       $   --        $11,010,412     $30,361       $   --
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM and INVESCO funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended July 31, 2004, the Fund engaged in purchases and sales of securities of $0 and $406,143, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in transfer agency fees of $1,107 and credits in custodian fees of $8 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $1,115.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2004, the Fund paid legal fees of $3,884 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the fund's aggregate borrowings from all source exceeds 10% of the fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--FUTURES CONTRACTS

On July 31, 2004, $700,000 principal amount of U.S. Corporate obligations and U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                         OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                               NO. OF        MONTH/         MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                         6       Dec-04/Long    $ 1,464,600       $ (5,430)
-----------------------------------------------------------------------------------------------------------------------
U.S. 30 Year Bond                                                  2       Sep-04/Long        216,438          6,944
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 year Notes                                        51       Sep-04/Long     10,767,375         45,391
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 year Notes                                       153       Sep-04/Long     16,753,500        241,700
=======================================================================================================================
                                                                                          $29,201,913       $288,605
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $3,419,285    $2,125,279
--------------------------------------------------------------------------------------


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    530,821
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments                (48,337)
----------------------------------------------------------------------------
Temporary book/tax differences                                        (8,257)
----------------------------------------------------------------------------
Post October capital loss deferral                                   (29,161)
----------------------------------------------------------------------------
Shares of beneficial interest                                    101,722,922
============================================================================
    Total net assets                                            $102,167,988
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the tax realization of unrealized gain on certain futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilized. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has no capital loss carryforward as of July 31, 2004.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $290,769,048 and $287,970,350, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $562,028
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (610,365)
==============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                        $(48,337)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $105,771,322.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of the utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, paydowns on mortgage backed securities and reclassification of distributions, on July 31, 2004, undistributed net investment income was increased by $513,183, undistributed net realized gain (loss) was decreased by $652,531, and shares of beneficial interest increased by $139,348. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,120,259    $ 22,280,117     3,675,553    $ 38,439,296
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,740,846      18,292,621     4,564,339      47,687,420
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        621,595       6,564,573     1,230,567      12,857,366
----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                      10,815         112,468            --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)(b)                                    1,279,534      13,278,111            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        120,950       1,268,355        72,052         755,569
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        136,964       1,436,475        88,787         931,209
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         27,349         286,832        18,930         198,523
----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                          25             263            --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)(b)                                        4,746          49,494            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        214,070       2,246,559        79,038         832,366
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (214,070)     (2,246,559)      (79,022)       (832,366)
======================================================================================================================
Reacquired:
  Class A                                                     (1,945,631)    (20,371,843)   (1,811,444)    (18,922,926)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,051,846)    (21,486,194)   (1,411,242)    (14,780,832)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (708,287)     (7,414,140)     (661,171)     (6,917,633)
----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                        (506)         (5,287)           --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)(b)                                       (1,019)        (10,614)           --              --
======================================================================================================================
                                                               1,355,794    $ 14,281,231     5,766,387    $ 60,247,992
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Class R and Institutional Class shares commenced sales on April 30, 2004.

(b) At July 31, 2004, 10.35% for the outstanding shares of the Fund were owned by AIM Moderate Allocation Fund. The Fund and AIM Moderate Allocation Fund have the same investment advisor and therefore, are considered to be affiliated.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                                              ---------------------------------------------
                                                                                          DECEMBER 31, 2001
                                                                   YEAR ENDED             (DATE OPERATIONS
                                                                    JULY 31,                COMMENCED) TO
                                                              ---------------------           JULY 31,
                                                               2004          2003               2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.35       $ 10.19            $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.31          0.32(a)           0.18(a)
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.25          0.26              0.23
===========================================================================================================
    Total from investment operations                             0.56          0.58              0.41
===========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.36)        (0.40)            (0.22)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.10)        (0.02)               --
===========================================================================================================
    Total distributions                                         (0.46)        (0.42)            (0.22)
===========================================================================================================
Net asset value, end of period                                $ 10.45       $ 10.35            $10.19
___________________________________________________________________________________________________________
===========================================================================================================
    Total return(b)                                              5.45%         5.77%             4.09%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $35,948       $30,336            $9,325
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                1.00%(c)      1.00%             1.00%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements             1.57%(c)      1.54%             3.21%(d)
===========================================================================================================
Ratio of net investment income to average net assets             2.87%(c)      3.07%             3.10%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                        338%          284%              215%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)  Ratios are based on average daily net assets of $32,410,313.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                                              ---------------------------------------------
                                                                                          DECEMBER 31, 2001
                                                                   YEAR ENDED             (DATE OPERATIONS
                                                                    JULY 31,                COMMENCED) TO
                                                              ---------------------           JULY 31,
                                                               2004          2003               2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.35       $ 10.19            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.22          0.24(a)            0.14(a)
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.26          0.27               0.22
===========================================================================================================
    Total from investment operations                             0.48          0.51               0.36
===========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.29)        (0.33)             (0.17)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.09)        (0.02)                --
===========================================================================================================
    Total distributions                                         (0.38)        (0.35)             (0.17)
===========================================================================================================
Net asset value, end of period                                $ 10.45       $ 10.35            $ 10.19
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                  4.67%         4.98%              3.65%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $44,047       $47,655            $14,678
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                1.75%(c)      1.75%              1.75%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements             2.22%(c)      2.19%              3.86%(d)
===========================================================================================================
Ratio of net investment income to average net assets             2.12%(c)      2.32%              2.35%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                        338%          284%               215%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)  Ratios are based on average daily net assets of $45,991,695.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                CLASS C
                                                              -------------------------------------------
                                                                                        DECEMBER 31, 2001
                                                                  YEAR ENDED            (DATE OPERATIONS
                                                                   JULY 31,               COMMENCED) TO
                                                              -------------------           JULY 31,
                                                               2004         2003              2002
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.35       $10.19            $10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.22         0.24(a)           0.14(a)
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.26         0.27              0.22
=========================================================================================================
    Total from investment operations                            0.48         0.51              0.36
=========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.29)       (0.33)            (0.17)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.09)       (0.02)               --
=========================================================================================================
    Total distributions                                        (0.38)       (0.35)            (0.17)
=========================================================================================================
Net asset value, end of period                                $10.45       $10.35            $10.19
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 4.67%        4.98%             3.65%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,649       $9,185            $3,045
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements               1.75%(c)     1.75%             1.75%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements            2.22%(c)     2.19%             3.86%(d)
=========================================================================================================
Ratio of net investment income to average net assets            2.12%(c)     2.32%             2.35%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                       338%         284%              215%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)  Ratios are based on average daily net assets of $8,736,816.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                    CLASS R
                                                                ----------------
                                                                 APRIL 30, 2004
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                    JULY 31,
                                                                      2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.42
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.08
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.02
================================================================================
    Total from investment operations                                   0.10
================================================================================
Less dividends from net investment income                             (0.08)
================================================================================
Net asset value, end of period                                       $10.44
________________________________________________________________________________
================================================================================
Total return(a)                                                        0.92%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $  108
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                      1.25%(b)
--------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements                   1.39%(b)
================================================================================
Ratio of net investment income to average net assets                   2.62%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                              338%
________________________________________________________________________________
================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $37,832.
(c)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                 (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                     JULY 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 10.42
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.09
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 0.03
===================================================================================
    Total from investment operations                                     0.12
===================================================================================
Less dividends from net investment income                               (0.09)
===================================================================================
Net asset value, end of period                                        $ 10.45
___________________________________________________________________________________
===================================================================================
Total return(a)                                                          1.15%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $13,415
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                        0.51%(b)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements                     0.63%(b)
===================================================================================
Ratio of net investment income to average net assets                     3.36%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(c)                                                338%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $5,862,358.
(c)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. ("ADI"), the distributor of the Fund's shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the State of New York, acting through the office of the state Attorney General ("NYAG"), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General ("COAG"), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC's investigation.

  Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

  Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

  On September 8, 2004, Mr. Cunningham's law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

  On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                     PART C
                                OTHER INFORMATION


Item 23. Exhibits


a (1)    -     (a) Amended and Restated Agreement and Declaration of Trust of
               Registrant, dated May 15, 2002.(14)

         - (b) Amendment No. 1, dated June 11, 2002, to the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002.(15)

         - (c) Amendment No. 2, dated August 8, 2002, to the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002.(16)

         - (d) Amendment No. 3, dated May 14, 2003, to the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002.(18)

         - (e) Amendment No. 4, dated June 23, 2003, to the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002.(18)

         - (f) Amendment No. 5, dated June 11, 2003, to the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002.(19)

         - (g) Amendment No. 6, dated July 30, 2003, to the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002.(19)

         - (h) Amendment No. 7, dated November 24, 2003, to the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002.(21)

         - (i) Amendment No. 8, dated December 10, 2003, to the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002.(21)

         - (j) Amendment No. 9, dated February 19, 2004, to the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002.(21)


b (1)    -     (a) Amended and Restated Bylaws of Registrant, adopted effective
               May 15, 2002.(14)



         - (b) First Amendment, dated November 6, 2003, to the Amended and Restated Bylaws of Registrant, adopted effective May 15, 2002.(23)



         - (c) Second Amendment, dated September 15, 2004, to the Amended and Restated Bylaws of Registrant, adopted effective May 15, 2002.(23)


c        -     Articles II, VI, VII, VIII and IX of the Amended and Restated
               Agreement and Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated Bylaws define rights of holders of shares.

d (1)    -     (a) Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(10)

         - (b) Amendment No. 1, dated December 28, 2001, to the Master Investment Advisory Agreement, dated June 1, 2000.(13)

         - (c) Amendment No. 2, dated August 29, 2002, to the Master Investment Advisory Agreement, - dated June 1, 2000.(18)

         - (d) Amendment No. 3, dated June 23, 2003, to the Master Investment Advisory Agreement, dated June 1, 2000.(18)

         - (e) Amendment No. 4, dated October 29, 2003, to the Master Investment Advisory Agreement, dated June 1, 2000.(21)


         - (f) Amendment No. 5, dated July 1, 2004, to the Master Investment Advisory Agreement, dated June 1, 2000.(23)


  (2)    -     Master Intergroup Sub-Advisory contract for Mutual Funds, dated
               October 29, 2003, between A I M Advisors, Inc. and INVESCO
               Institutional (N.A.), Inc. on behalf of AIM Real Estate Fund.(21)

e (1)    -     (a) Amended and Restated Master Distribution Agreement (all
               Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(20)

         - (b) Amendment No. 1, dated October 29, 2003, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

         - (c) Amendment No. 2, dated November 4, 2003, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

         - (d) Amendment No. 3, dated November 20, 2003, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

         - (e) Amendment No. 4, dated November 24, 2003, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

         - (f) Amendment No. 5, dated November 25, 2003, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

         - (g) Amendment No. 6, dated January 6, 2004, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(22)

         - (h) Amendment No. 7, dated March 31, 2004, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc. (22)


         - (i) Amendment No. 8, dated April 30, 2004, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(22)



         - (j) Amendment No. 9, dated September 14, 2004, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

         - (k) Amendment No. 10, dated September 15, 2004, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)



         - (l) Amendment No. 11, dated October 15, 2004, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)


  (2)    -     (a) Amended and Restated Master Distribution Agreement (Class B
               shares) dated August 18, 2003, between Registrant and A I M
               Distributors, Inc.(20)

         - (b) Amendment No. 1, dated October 1, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

         - (c) Amendment No. 2, dated October 29, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

         - (d) Amendment No. 3, dated November 3, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

         - (e) Amendment No. 4, dated November 4, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

         - (f) Amendment No. 5, dated November 20, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

         - (g) Amendment No. 6, dated November 24, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

         - (h) Amendment No. 7, dated November 25, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(21)


         - (i) Amendment No. 8, dated March 31, 2004, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(22)



         - (j) Amendment No. 9, dated April 30, 2004, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(22)



         - (k) Amendment No. 10, dated September 15, 2004, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)



         - (l) Amendment No. 11, dated October 15, 2004, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

  (3)    -     Form of Selected Dealer Agreement between A I M Distributors,
               Inc. and selected dealers.(11)

  (4)    -     Form of Bank Selling Group Agreement between A I M Distributors,
               Inc. and banks.(6)

f (1)    -     AIM Funds Retirement Plan for Eligible Directors/Trustees, as
               restated October 1, 2001.(12)

  (2)    -     Form of AIM Funds Director Deferred Compensation Agreement, as
               amended March 7, 2000, September 28, 2001 and September 26,
               2002.(18)

g (1)    -     (a) Second Amended and Restated Custody Agreement, dated June
               16, 1987, between Short-Term Investments Co. (on behalf of its
               Limited Maturity Treasury Portfolio) and The Bank of New York.(3)

         - (b) Amendment, dated May 17, 1993, to Second Amended and Restated Custody Agreement, dated June 16, 1987, between Short-Term Investments Co. (on behalf of its Limited Maturity Treasury Portfolio) and The Bank of New York.(3)

         - (c) Assignment and Acceptance of Assignment of Custody Agreement, dated October 15, 1993, between Registrant (on behalf of its Limited Maturity Treasury Portfolio) and Short-Term Investments Co. (on behalf of its Limited Maturity Treasury Portfolio).(3)

         - (d) Letter Agreement, dated June 1, 2000, between Registrant (on behalf of its AIM Municipal Bond Fund) and The Bank of New York.(10)

         - (e) Letter Agreement, dated August 30, 2000, between Registrant (on behalf of its AIM Money Market Fund) and The Bank of New York.(10)

  (2)    -     (a) Master Custodian Contract, dated May 1, 2000, between
               Registrant (on behalf of AIM High Yield Fund, AIM Income Fund,
               AIM Intermediate Government Fund, AIM Short Term Bond Fund and
               AIM Total Return Bond Fund) and State Street Bank and Trust
               Company.(10)

         - (b) Amendment, dated May 1, 2000, to Custodian Contract, dated May 1, 2000, between Registrant (on behalf of its AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund) and State Street Bank and Trust Company.(10)

         - (c) Amendment, dated June 29, 2001, to the Custodian Contract, dated May 1, 2000, between Registrant (on behalf of its AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund) and State Street Bank and Trust Company.(12)

         - (d) Amendment dated April 2, 2002, to the Custodian Contract, dated May 1, 2000, between Registrant (on behalf of AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund) and State Street Bank and Trust Company.(15)


         - (e) Amendment, dated September 8, 2004, to the Custodian Contract, dated May 1, 2000, between Registrant (on behalf of its AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund) and State Street Bank and Trust Company.(23)

  (3)    -     (a) Subcustodian Agreement with Texas Commerce Bank, dated
               September 9, 1994, among Texas Commerce Bank National
               Association, State Street Bank and Trust Company, A I M Fund
               Services, Inc. and Registrant.(3)

         - (b) Amendment No. 1, dated October 2, 1998, to the Subcustodian Agreement with Texas Commerce Bank, dated September 9, 1994, among Chase Bank of Texas, N.A. (formerly Texas Commerce Bank) , State Street Bank and Trust Company, A I M Fund Services, Inc. and Registrant.(8)

         - (c) Amendment No. 2, dated March 15, 2002, to the Subcustodian Agreement with Texas Commerce Bank National Association, dated September 9, 1994, among J P Morgan Chase Bank (formerly known as The Chase Manhattan Bank, successor-in-interest by merger to Chase Bank of Texas, N.A.), State Street Bank and Trust Company, A I M Fund Services, Inc. and Registrant.(17 )


         - (d) Amendment No. 3, dated May 1, 2004, to the Subcustodian Agreement with Texas Commerce Bank, dated September 9, 1994, among JP Morgan Chase Bank (formerly known as The Chase Manhattan Bank, successor-in-interest by merger to Chase Bank of Texas, N.A.), State Street Bank and Trust Company, AIM Investment Services, Inc. (formerly known as A I M Fund Services, Inc.) and Registrant.(23)


  (4)    -     Foreign Assets Delegation Agreement, dated May 31, 2002,
               between A I M Advisors, Inc. and Registrant.(12)


h (1)    -     Transfer Agency and Service Agreement, dated July 1, 2004, between Registrantand AIM Investment Services, Inc.(23)


         -


  (2)    -     Amended and Restated Master Administrative Service Agreement
               dated July 1, 2004, between Registrant and A I M Advisors,
               Inc.(23)



  (3)    -     Memorandum of Agreement, dated October 29, 2003, regarding securities lending, between Registrant, with respect to all Funds, and A I M Advisors, Inc.(23)


  (4)    -     (a) Memorandum of Agreement, dated April 30, 2004, regarding expense limitations, between Registrant (on behalf of AIM Short
               Term Bond Fund and AIM Total Return Bond Fund) and A I M
               Advisors, Inc. (23)


         - (b) Memorandum of Agreement, dated August 1, 2004, regarding expense limitations, between Registrant (on behalf of AIM Short Term Bond Fund and AIM Total Return Bond Fund) and A I M Advisors, Inc..(23)



  (5)    -     (a) Memorandum of Agreement, dated April 30, 2004 regarding fee waivers, between Registrant (on behalf of AIM Short Term Bond
               Fund and AIM Total Return Bond Fund) and A I M Distributors, Inc.
               (23)



         - (b) Memorandum of Agreement, dated August 1, 2004, regarding fee waivers, between Registrant (on behalf of AIM Short Term Bond Fund and AIM Total Return Bond Fund) and A I M Distributors, Inc.(23)



  (6)    -     (a) Memorandum of Agreement, dated August 1, 2004, between
               Registrant (on behalf of each Fund's Institutional Class) and AIM
               Investment Services, Inc. (23)



         - (b) Memorandum of Agreement, dated November 1, 2004, between Registrant (on behalf of each Fund's Institutional Class) and AIM Investment Services, Inc.(23)

  (7)    -     Interfund Loan Agreement, dated September 18, 2001, between
               Registrant and A I M Advisors, Inc.(11)



  (8)    -     Expense Reimbursement Agreement Related to DST Transfer Agent
               System Conversion dated June 30, 2003.(22)



i        -     None



j (1)    -     Consent of Ballard Spahr Andrews & Ingersoll, LLP(23)



  (2)    -     Consent of Dechert LLP.(23)



  (3)    -     Consent of Ernst & Young.(23)



  (4)    -     Opinion, dated November 3, 2003, of Ballard Spahr Andrews &
               Ingersoll, LLP, regarding certain United States federal income tax consequences in connection with the transfer of the property and assets of INVESCO High Yield Fund into AIM High Yield
               Fund.(23)



  (5)    -     Opinion, dated November 3, 2003, of Ballard Spahr Andrews &
               Ingersoll, LLP, regarding certain United States federal income tax consequences in connection with the transfer of the property and assets of INVESCO Select Income Fund into AIM Income
               Fund.(23)



  (6)    -     Opinion, dated November 3, 2003, of Ballard Spahr Andrews &
               Ingersoll, LLP, regarding certain United States federal income tax consequences in connection with the transfer of the property and assets of INVESCO Cash Reserves Fund into AIM Money Market
               Fund.(23)



  (7)    -     Opinion, dated November 3, 2003, of Ballard Spahr Andrews &
               Ingersoll, LLP, regarding certain United States federal income tax consequences in connection with the transfer of the property and assets of INVESCO Real Estate Opportunity Fund into AIM Real
               Estate Fund.(23)



  (8)    -     Opinion, dated November 24, 2003, of Ballard Spahr Andrews &
               Ingersoll, LLP, regarding certain United States federal income tax consequences in connection with the transfer of the property and assets of INVESCO U.S. Government Securities Fund into AIM
               Intermediate Government Fund.(23)



  (9)    -     Opinion, dated November 24, 2003, of Ballard Spahr Andrews &
               Ingersoll, LLP, regarding certain United States federal income tax consequences in connection with the transfer of the property and assets of INVESCO Tax-Free Bond Fund into AIM Municipal Bond
               Fund.(23)


k        -     Omitted Financial Statements - None.

l (1)    -     Initial Capitalization Agreement for Registrant's AIM Total
               Return Bond Fund.(13)

  (2)    -     Initial Capitalization Agreement for Registrant's AIM Short Term
               Bond Fund.(17)

m (1)    -     (a) Amended and Restated Master Distribution Plan (Class A
               Shares), effective as of August 18, 2003.(20)

         - (b) Amendment No. 1, dated October 29, 2003, to Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(21)

         - (c) Amendment No. 2, dated November 4, 2003, to Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(21)

         - (d) Amendment No. 3, dated November 20, 2003, to Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(21)

         - (e) Amendment No. 4, dated November 24, 2003, to Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(21)

         - (f) Amendment No. 5, dated November 25, 2003, to Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(21)

         - (g) Amendment No. 6, dated March 31,, 2004, to the Amended and Restated Master Distribution Plan (Class A Shares). (22)

         - (h) Amendment No. 7, dated April 30, 2004, to the Amended and Restated Master Distribution Plan (Class A Shares).(22)


         - (i) Amendment No. 8, dated September 15, 2004, to the Amended and Restated Master Distribution Plan (Class A Shares).(23)



         - (j) Amendment No. 9, dated October 15, 2004, to the Amended and Restated Master Distribution Plan (Class A Shares).(23)


  (2)    -     Amended and Restated Master Distribution Plan (AIM Cash Reserves
               Shares), effective August 18, 2003.(20)

  (3)    -     Amended and Restated Master Distribution Plan (Class A3 Shares),
               effective August 18, 2003.(20)

  (4)    -     (a) Amended and Restated Master Distribution Plan (Class B
               Shares) (Securitization Feature), effective as of August 18,
               2003.(20)

         - (b) Amendment No. 1, dated October 29, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(21)


         - (c) Amendment No. 2, dated November 4, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(21)


         - (d) Amendment No. 3, dated November 20, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(21)

         - (e) Amendment No. 4, dated November 24, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(21)


         - (f) Amendment No. 5, dated November 25, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(21)



         - (g) Amendment No. 6, dated March 31, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(22)



         - (h) Amendment No. 7, dated April 30, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(22)



         - (i) Amendment No. 8, dated September 15, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(23)

         - (j) Amendment No. 9, dated October 15, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(23)


  (5)    -     (a) Amended and Restated Master Distribution Plan (Class C
               Shares), effective as of August 18, 2003.(20)

         - (b) Amendment No. 1, dated October 29, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(21)

         - (c) Amendment No. 2, dated November 4, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(21)

         - (d) Amendment No. 3, dated November 20, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(21)

         - (e) Amendment No. 4, dated November 24, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(21)

         - (f) Amendment No. 5, dated November 25, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(21)

         - (g) Amendment No. 6, dated March 31, 2004, to the Amended and Restated Master Distribution Plan (Class C Shares). (22)


         - (h) Amendment No. 7, dated April 30, 2004, to the Amended and Restated Master Distribution Plan (Class C Shares).(22)



         - (i) Amendment No. 8, dated September 15, 2004, to the Amended and Restated Master Distribution Plan (Class C Shares).(23)



         - (j) Amendment No. 9, dated October 15, 2004, to the Amended and Restated Master Distribution Plan (Class C Shares).(23)


  (6)    -     (a) Amended and Restated Master Distribution Plan (Class R
               shares), effective as of August 18, 2003.(20)

         - (b) Amendment No. 1, dated November 4, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(21)

         - (c) Amendment No. 2, dated November 24, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(21)

         - (d) Amendment No. 3, dated November 25, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(21)

         - (e) Amendment No. 4, dated April 30, 2004, to the Amended and Restated Master Distribution Plan (Class R Shares). (22)


         - (f) Amendment No. 5, dated September 14, 2004, to the Amended and Restated Master Distribution Plan (Class R Shares). (23)



         - (g) Amendment No. 6, dated October 15, 2004, to the Amended and Restated Master Distribution Plan (Class R Shares). (23)



  (7)    -     (a) Amended and Restated Master Distribution Plan (Reimbursement)
               (Investor Class Shares), effective as of July 1, 2004. (23)

         - (b) Amendment No. 1, dated October 15, 2004, to the Registrant's Amended and Restated Master Distribution Plan (Reimbursement) (Investor Class Shares).(23)


  (8)    -     Form of Master Related Agreement to Amended and Restated Master
               Distribution Plan (Class A Shares).(19)

  (9)    -     Form of Master Related Agreement to Amended and Restated Master
               Distribution Plan (AIM Cash Reserve Shares).(19)

  (10)   -     Form of Master Related Agreement to Amended and Restated Master
               Distribution Plan (Class A3 Shares).(19)

  (11)   -     Form of Master Related Agreement to Amended and Restated Master
               Distribution Plan (Class C Shares).(19)

  (12)   -     Form of Master Related Agreement to Amended and Restated Master
               Distribution Plan (Class R Shares).(19)


  (13)   -     Form of Master Related Agreement to Amended and Restated Master
               Distribution Plan (Reimbursement) (Investor Class Shares).(23)



n        -     Fifth Amended and Restated Multiple Class Plan of The AIM Family
               of Funds(R) effective December 12, 2001, as amended and restated
               May 12, 2004.(23)


o        -     Reserved.

p (1)    -     The A I M Management Group Inc. Code of Ethics adopted May 1,
               1981, as last amended June 10, 2003, relating to A I M Management
               Group Inc. and A I M Advisors, Inc. and its wholly owned and indirect subsidiaries.(18)

  (2)    -     AIM Funds Code of Ethics of Registrant, effective as September
               23, 2000.(10)


  (3)    -     INVESCO Institutional (N.A.), Inc. Code of Ethics(23)



q        -     Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden,
               Dunn, Fields, Frischling, Lewis, Mathai-Davis, Pennock, Quigley,
               Sklar, Soll, and Williamson.(23)

---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 5, filed electronically on November 30, 1994.

(2) Incorporated herein by reference to Post-Effective Amendment No. 6, filed electronically on November 17, 1995.

(3) Incorporated herein by reference to Post-Effective Amendment No. 7, filed electronically on November 21, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 8, filed electronically on November 21, 1997.

(5) Incorporated herein by reference to Post-Effective Amendment No. 9, filed electronically on July 10, 1998.

(6) Incorporated herein by reference to Post-Effective Amendment No. 10, filed electronically on November 18, 1998.

(7) Incorporated herein by reference to Post-Effective Amendment No. 11, filed electronically on October 14, 1999.

(8) Incorporated herein by reference to Post-Effective Amendment No. 12, filed electronically on March 10, 2000.

(9) Incorporated herein by reference to Post-Effective Amendment No. 13, filed electronically on May 25, 2000.

(10) Incorporated herein by reference to Post-Effective Amendment No. 14, filed electronically on November 15, 2000.

(11) Incorporated herein by reference to Post-Effective Amendment No. 15, filed electronically on October 12, 2001.

(12) Incorporated herein by reference to Post-Effective Amendment No. 16, filed electronically on November 8, 2001.

(13) Incorporated herein by reference to Post-Effective Amendment No. 17, filed electronically on December 21, 2001.

(14) Incorporated herein by reference to Post-Effective Amendment No. 18, filed electronically on May 22, 2002.

(15) Incorporated herein by reference to Post-Effective Amendment No. 19, filed electronically on June 13, 2002.

(16) Incorporated herein by reference to Post-Effective Amendment No. 20, filed electronically on August 28, 2002.

(17) Incorporated herein by reference to Post-Effective Amendment No. 21, filed electronically on November 20, 2002.

(18) Incorporated herein by reference to Post-Effective Amendment No. 22, filed electronically on July 7, 2003.

(19) Incorporated herein by reference to Post-Effective Amendment No. 23, filed electronically on August 28, 2003.

(20) Incorporated herein by reference to Post-Effective Amendment No. 24, filed electronically on October 28, 2003.

(21) Incorporated herein by reference to Post Effective Amendment No. 25, filed electronically on March 1, 2004.


(22) Incorporated herein by reference to Post Effective Amendment No. 26, filed electronically on April 30, 2004.



(23)  Filed herewith electronically.



Item 24. Persons Controlled by or Under Common Control With the Fund


      None.


Item 25. Indemnification


      The Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Statutory Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and
      (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.


      A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $55,000,000 limit of liability (an additional $10,000,000 coverage applies to independent directors/trustees only).

      Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

      Section 7 of the Master Intergroup Sub-Advisory Contract For Mutual Funds between AIM and INVESCO Institutional (N.A.), Inc. (the "Sub-Advisory Contract") provides that the Sub-advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-advisor in the performance by the Sub-advisor of its duties or from reckless disregard by the Sub-advisor of its obligations and duties under the Sub-Advisory Contract.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Advisor


      The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of the officers and directors of INVESCO Institutional (N.A.), Inc., reference is made to Form ADV filed under the Investment Advisers Act of 1940 by INVESCO Institutional (N.A.), Inc., herein incorporated by reference. Reference is also made to the caption "Fund Management - The Advisor" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statements of Additional Information which comprise Part B of the Registration Statement, and to Item 27(b) of this Part C.

Item 27. Principal Underwriters


  (a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:

      AIM Combination Stock & Bond Funds

      AIM Counselor Series Trust

      AIM Equity Funds

      AIM Floating Rate Fund

      AIM Funds Group

      AIM Growth Series

      AIM International Mutual Funds

      AIM Investment Funds

      AIM Sector Funds

      AIM Special Opportunities Funds

      AIM Stock Funds

      AIM Summit Fund

      AIM Tax-Exempt Funds


      AIM Treasurer's Series Trust


      AIM Variable Insurance Funds

  (b) The following table sets forth information with respect to each director, officer or partner of A I M Distributors, Inc.


Name and Principal                           Positions and Offices with               Positions and Offices
Business Address*                                   Underwriter                           with Registrant
------------------                           --------------------------               ---------------------
Gene L. Needles                          Chairman, Director, President &        None
                                         Chief Executive Officer

Mark H. Williamson                       Director                               Trustee & Executive Vice President

John S. Cooper                           Executive Vice President               None

James L. Salners                         Executive Vice President               None

James E. Stueve                          Executive Vice President               None

Glenda A. Dayton                         Senior Vice President                  None

Ivy B. McLemore                          Senior Vice President                  None

David J. Nardecchia                      Senior Vice President                  None

Margaret A. Vinson                       Senior Vice President                  None

Gary K. Wendler                          Senior Vice President                  None

Stephen H. Bitteker                      First Vice President                   None

Lisa O. Brinkley                         Vice President & Chief Compliance      Senior Vice President & Compliance
                                         Officer                                Officer

Kevin M. Carome                          Vice President                         Senior Vice President, Secretary  &
                                                                                Chief Legal Officer

Mary A. Corcoran                         Vice President                         None

Rhonda Dixon-Gunner                      Vice President                         None

Dawn M. Hawley                           Vice President & Treasurer             None

Name and Principal                           Positions and Offices with               Positions and Offices
Business Address*                                   Underwriter                           with Registrant
------------------                           --------------------------               ---------------------
Ofelia M. Mayo                           Vice President, General Counsel &      Assistant Secretary
                                         Assistant Secretary

Kim T. McAuliffe                         Vice President                         None

Linda L. Warriner                        Vice President                         None

Norman W. Woodson                        Vice President                         None

Kathleen J. Pflueger                     Secretary                              Assistant Secretary


--------------
*  11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

  (c) Not applicable.


Item 28. Location of Accounts and Records



      A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, maintains physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those relating to certain transactions in portfolio securities that are maintained by the Registrant's Custodians, The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, with respect to AIM Limited Maturity Treasury Fund, AIM Money Market Fund and AIM Municipal Bond Fund, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, with respect to AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund and the Registrant's Transfer Agent and Dividend Paying Agent, AIM Investment Services, Inc. (formerly, A I M Fund Services, Inc.), P.O. Box 4739, Houston, Texas 77210-4739.



Item 29. Management Services


      None.


Item 30. Undertakings


      Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 19 day of November, 2004.


                                  REGISTRANT: AIM INVESTMENT SECURITIES FUNDS

                                          By: /s/ Robert H. Graham
                                              __________________________________
                                              Robert H. Graham, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

       SIGNATURES                              TITLE                          DATE
       ----------                              -----                          ----
   /s/ Robert H. Graham                  Trustee & President            November 19, 2004
-----------------------------       (Principal Executive Officer)
   (Robert H. Graham)

   /s/ Bob R. Baker*                          Trustee                   November 19, 2004
-----------------------------
      (Bob R. Baker)

   /s/ Frank S. Bayley*                       Trustee                   November 19, 2004
-----------------------------
     (Frank S. Bayley)

   /s/ James T. Bunch*                        Trustee                   November 19, 2004
-----------------------------
     (James T. Bunch)

   /s/ Bruce L. Crockett*                Trustee and Chair              November 19, 2004
-----------------------------
    (Bruce L. Crockett)

   /s/ Albert R. Dowden*                      Trustee                   November 19, 2004
-----------------------------
    (Albert R. Dowden)

   /s/ Edward K. Dunn, Jr.*                   Trustee                   November 19, 2004
-----------------------------
   (Edward K. Dunn, Jr.)

   /s/ Jack M. Fields*                        Trustee                   November 19, 2004
-----------------------------
     (Jack M. Fields)

   /s/ Carl Frischling*                       Trustee                   November 19, 2004
-----------------------------
     (Carl Frischling)

   /s/ Gerald J. Lewis*                       Trustee                   November 19, 2004
-----------------------------
     (Gerald J. Lewis)

   /s/ Prema Mathai-Davis*                    Trustee                   November 19, 2004
-----------------------------
   (Prema Mathai-Davis)

   /s/ Lewis F. Pennock*                      Trustee                   November 19, 2004
-----------------------------
    (Lewis F. Pennock)

   /s/ Ruth H. Quigley*                       Trustee                   November 19, 2004
-----------------------------
    (Ruth H. Quigley)

  /s/ Louis S. Sklar*                         Trustee                   November 19, 2004
-----------------------------
   (Louis S. Sklar)

  /s/ Larry Soll*                             Trustee                   November 19, 2004
-----------------------------
      (Larry Soll)

  /s/ Mark H. Williamson*                    Trustee &                  November 19, 2004
-----------------------------        Executive Vice President
 (Mark H. Williamson)                Vice President & Treasurer


/s/ Sidney M. Dilgren                (Principal Financial and           November 19, 2004
-----------------------------           Accounting Officer)
  (Sidney M. Dilgren)

*By /s/ Robert H. Graham                                                November 19, 2004
    -------------------------
    Robert H. Graham
    Attorney-in-Fact

Robert H. Graham, pursuant to powers of attorney dated November 16, 2004 and filed herewith.

                                      INDEX

Exhibit
Number                                                  Description
------                                                  -----------
b(1)(b)      -     First Amendment, dated November 6, 2003, to the Amended and Restated Bylaws of Registrant,
                   adopted effective May 15, 2002

b(1)(C)      -     Second Amendment, dated September 15, 2004, to the Amended and Restated Bylaws of
                   Registrant, adopted effective May 15, 2002

d(1)(f)      -     Amendment No. 5, dated July 1, 2004, to the Master Investment Advisory Agreement, dated
                   June 1, 2000

e(1)(j)      -     Amendment No. 9, dated September 14, 2004, to the Amended and Restated Master Distribution
                   Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between
                   Registrant and A I M Distributors, Inc.

e(1)(k)      -     Amendment No. 10, dated September 15, 2004, to the Amended and Restated Master Distribution
                   Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between
                   Registrant and A I M Distributors, Inc.

e(1)(l)      -     Amendment No. 11, dated October 15, 2004, to the Amended and Restated Master Distribution
                   Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between
                   Registrant and A I M Distributors, Inc.

e(2)(k)      -     Amendment No. 10, dated September 15, 2004, to the Amended and Restated Master Distribution
                   Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M
                   Distributors, Inc.

e(2)(l)      -     Amendment No. 11, dated October 15, 2004, to the Amended and Restated Master Distribution
                   Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M
                   Distributors, Inc.

g(2)(e)      -     Amendment, dated September 8, 2004, to the Custodian Contract, dated May 1, 2000, between
                   Registrant (on behalf of its AIM High Yield Fund, AIM Income Fund, AIM Intermediate
                   Government Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond
                   Fund) and State Street Bank and Trust Company

g(3)(d)      -     Amendment No. 3, dated May 1, 2004, to the Subcustodian Agreement with Texas Commerce Bank, dated September 9, 1994, among JP Morgan Chase Bank (formerly known as The Chase Manhattan
                   Bank, successor-in-interest by merger to Chase Bank of Texas, N.A.), State Street Bank and
                   Trust Company, AIM Investment Services, Inc. (formerly known as A I M  Fund Services, Inc.)
                   and Registrant

h(1)         -     Transfer Agency and Service Agreement, dated July 1, 2004, between Registrant and AIM
                   Investment Services, Inc.

h(2)         -     Amended and Restated Master Administrative Service Agreement dated July 1, 2004, between
                   Registrant and A I M Advisors, Inc.

h(3)         -     Memorandum of Agreement, dated October 29, 2003, regarding securities lending, between
                   Registrant, with respect to all Funds, and A I M Advisors, Inc.

h(4)(a)      -     Memorandum of Agreement, dated April 30, 2004, regarding expense limitations, between
                   Registrant (on behalf of AIM Short Term Bond Fund and AIM Total Return Bond Fund) and A I M
                   Advisors, Inc.

h(4)(b)      -     Memorandum of Agreement, dated August 1, 2004, regarding expense limitations, between
                   Registrant (on behalf of AIM Short Term Bond Fund and AIM Total Return Bond Fund) and A I M
                   Advisors, Inc.

h(5)(a)      -     Memorandum of Agreement, dated April 30, 2004 regarding fee waivers, between Registrant (on behalf of AIM Short Term Bond Fund and AIM Total Return Bond Fund) and A I M Distributors,
                   Inc.

h(5)(b)      -     Memorandum of Agreement, dated August 1, 2004, regarding fee waivers, between Registrant
                   (on behalf of AIM Short Term Bond Fund and AIM Total Return Bond Fund) and A I M
                   Distributors, Inc.

h(6)(a)      -     Memorandum of Agreement, dated August 1, 2004, between Registrant (on behalf of each Fund's
                   Institutional Class) and AIM Investment Services, Inc.

h(6)(b)      -     Memorandum of Agreement, dated November 1, 2004, between Registrant (on behalf of each
                   Fund's Institutional Class) and AIM Investment Services, Inc.

j(1)         -     Consent of Ballard Spahr Andrews & Ingersoll, LLP

j(2)         -     Consent of Dechert LLP

j(3)         -     Consent of Ernst & Young

j(4)         -     Opinion, dated November 3, 2003, of Ballard Spahr Andrews & Ingersoll, LLP, regarding certain United States federal income tax consequences in connection with the transfer of the property and assets of INVESCO High Yield Fund into AIM High Yield Fund

j(5)         -     Opinion, dated November 3, 2003, of Ballard Spahr Andrews & Ingersoll, LLP, regarding certain United States federal income tax consequences in connection with the transfer of the property and assets of INVESCO Select Income Fund into AIM Income Fund

j(6)         -     Opinion, dated November 3, 2003, of Ballard Spahr Andrews & Ingersoll, LLP, regarding certain United States federal income tax consequences in connection with the transfer of the property and assets of INVESCO Cash Reserves Fund into AIM Money Market Fund

j(7)         -     Opinion, dated November 3, 2003, of Ballard Spahr Andrews & Ingersoll, LLP, regarding certain United States federal income tax consequences in connection with the transfer of the property and assets of INVESCO Real Estate Opportunity Fund into AIM Real Estate Fund

j(8)         -     Opinion, dated November 24, 2003, of Ballard Spahr Andrews & Ingersoll, LLP, regarding certain United States federal income tax consequences in connection with the transfer of the property and assets of INVESCO U.S. Government Securities Fund into AIM Intermediate
                   Government Fund

j(9)         -     Opinion, dated November 24, 2003, of Ballard Spahr Andrews & Ingersoll, LLP, regarding certain United States federal income tax consequences in connection with the transfer of the property and assets of INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

m(1)(i)      -     Amendment No. 8, dated September 15, 2004, to the Amended and Restated Master Distribution
                   Plan (Class A Shares)

m(1)(j)      -     Amendment No. 9, dated October 15, 2004, to the Amended and Restated Master Distribution
                   Plan (Class A Shares)

m(4)(i)      -     Amendment No. 8, dated September 15, 2004, to the Registrant's Amended and Restated Master
                   Distribution Plan (Class B Shares) (Securitization Feature)

m(4)(j)      -     Amendment No. 9, dated October 15, 2004, to the Registrant's Amended and Restated Master
                   Distribution Plan (Class B Shares) (Securitization Feature)

m(5)(i)      -     Amendment No. 8, dated September 15, 2004, to the Amended and Restated Master Distribution
                   Plan (Class C Shares)

m(5)(j)      -     Amendment No. 9, dated October 15, 2004, to the Amended and Restated Master Distribution
                   Plan (Class C Shares)

m(6)(f)      -     Amendment No. 5, dated September 14, 2004, to the Amended and Restated Master Distribution
                   Plan (Class R Shares)

m(6)(g)      -     Amendment No. 6, dated October 15, 2004, to the Amended and Restated Master Distribution
                   Plan (Class R Shares)

m(7)(a)      -     Amended and Restated Master Distribution Plan (Reimbursement) (Investor Class Shares),
                   effective as of July 1, 2004

m(7)(b)      -     Amendment No. 1, dated October 15, 2004, to the Registrant's Amended and Restated Master
                   Distribution Plan (Reimbursement) (Investor Class Shares)

m(13)        -     Form of Master Related Agreement to Amended and Restated Master Distribution Plan
                   (Reimbursement) (Investor Class Shares)

n            -     Fifth Amended and Restated Multiple Class Plan of The AIM Family of Funds(R) effective
                   December 12, 2001, as amended and restated March 4, 2002, as amended and restated October
                   31, 2002, as further amended and restated July 21, 2003 and as further amended and restated
                   effective August 18, 2003

p(3)               INVESCO Institutional (N.A.), Inc. Code of Ethics

q                  Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Dunn, Fields, Frischling,
                   Lewis, Mathai-Davis, Pennock, Quigley, Sklar, Soll, and Williamson